UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Annual Report

October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

The 12-month period starting November 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and fallout from another — Russia’s invasion of Ukraine in February 2022.

In the opening months of the period, stock investors as well as consumers appeared to take a “glass is half full” approach. In both the U.S. and Europe, consumers rushed to spend money saved earlier in the pandemic. Major U.S. equity indexes closed at new all-time highs during the final months of 2021.

But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. Central banks around the world — including the U.S. Federal Reserve (the Fed), the Bank of England, and the European Central Bank (ECB) — initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by the Russia-Ukraine conflict pushed inflation rates even higher and stock prices lower during the period.

In the U.S., investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, and September 2022 meetings, the Fed hiked the federal funds rate 0.75% each time — to a 3.00%-3.25% range — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down around the globe.

As the period came to a close in October 2022, however, U.S. and European stocks delivered positive performance for the first time in months — driven by a combination of better-than-expected U.S. company earnings; improving investor sentiment that stocks had been oversold during the August-September market pullback; government measures to address Europe’s energy crisis; and hope that central bank rate hikes would help tame inflation.

Meanwhile in the world’s second-largest economy, China’s zero-COVID policy severely restricted economic output. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, lost more ground in October and was one of the worst-performing major indexes during the period, declining 42.74%.

Major equity indexes elsewhere also suffered significant losses. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -19.96%; the S&P 500® Index, a broad measure of U.S. stocks, returned -14.61%; and the technology-laden Nasdaq Composite Index returned -28.56%. The MSCI EAFE Index of developed-market international equities returned -23.00%, while the MSCI Emerging Markets Index, dragged down by its China allocation, returned -31.03% during the period.

Fund Performance

For the 12-month period ended October 31, 2022, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) returned -16.91% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 3000® Index (the Index), which returned -16.52%; and outperformed its secondary benchmark consisting of 80% the Index, 10% MSCI EAFE Index, and 10% ICE BofA Fixed Rate Preferred Securities Index (the Blended Index), which returned -17.08% during the period.

The Fund’s performance is a function of the returns of the underlying portfolios in which it invests and the Fund’s allocation among these portfolios, as well as the performance of the Fund’s direct investments. The Fund invests in tax-managed portfolios across equity market capitalizations and investment styles, as well as direct investments, which include preferred stocks and hybrid securities.

Most major equity asset classes delivered negative returns during the period. Amid the worldwide stock market decline, U.S. equities generally outperformed international markets. U.S. large-cap stocks modestly outperformed U.S. small-cap stocks during the period, while U.S. value stocks — both large-cap and small-cap — declined less than their growth stock counterparts. In this volatile market, the Fund’s international and U.S. multi-cap allocations were the largest drags on Fund performance relative to the U.S.-based, large-cap weighted Index.

The Fund’s allocations to Tax-Managed Growth Portfolio, Tax-Managed Multi-Cap Growth Portfolio, and Tax-Managed International Equity Portfolio all underperformed the Index and detracted from Fund performance versus the Index during the period. In contrast, the Fund’s allocations to Tax-Managed Value Portfolio and Tax-Managed Small-Cap Portfolio outperformed the Index and contributed to returns relative to the Index. The Fund’s direct investments in preferred stocks and other hybrid securities also outperformed the Index and contributed modestly to relative performance.

Fund management made no significant changes to the Fund’s allocation mix during the period. As of period-end, allocations to the Fund’s underlying components were as follows: Tax-Managed Multi-Cap Growth Portfolio (13.8%); Tax-Managed Growth Portfolio (35.7%); Tax-Managed Value Portfolio (28.5%); Tax-Managed International Equity Portfolio (4.6%); Tax-Managed Small-Cap Portfolio (10.8%); and direct investments in preferred stocks and other hybrid securities, including exchange-traded funds that invest in preferred securities and similar instruments (6.6%).

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Performance

Portfolio Manager(s) John H. Croft, CFA and Douglas R. Rogers, CFA, CMT

% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/04/2002	03/04/2002	(16.91)%	7.32%	9.68%
Class A with 5.25% Maximum Sales Charge	—	—	(21.28)	6.17	9.09
Class C at NAV	03/04/2002	03/04/2002	(17.53)	6.52	9.02
Class C with 1% Maximum Deferred Sales Charge	—	—	(18.34)	6.52	9.02
Class I at NAV	09/11/2015	03/04/2002	(16.68)	7.59	9.87

Russell 3000® Index	—	—	(16.52)%	9.86%	12.45%
MSCI EAFE Index	—	—	(23.00)	(0.09)	4.12
ICE BofA Fixed Rate Preferred Securities Index	—	—	(16.32)	0.60	3.33
Blended Index	—	—	(17.08)	7.99	10.75

% After-Tax Returns with Maximum Sales Charge[2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	03/04/2002	03/04/2002	(21.68)%	5.72%	8.33%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	(12.04)	4.98	7.47

Class C After Taxes on Distributions	03/04/2002	03/04/2002	(18.70)	6.18	8.35
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	(10.35)	5.30	7.45

Class I After Taxes on Distributions	09/11/2015	03/04/2002	(17.15)	7.07	9.06
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	(9.24)	6.16	8.15

% Total Annual Operating Expense Ratios[3]			Class A	Class C	Class I

			1.20%	1.95%	0.95%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2012	$23,728	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$2,564,905	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Fund Profile

Portfolio Allocation (% of total investments)1

Footnotes:

[1]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Endnotes and Additional Disclosures

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[3]

Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 18, 2022, the portfolio manager of the Fund is Douglas R. Rogers, CFA, CMT.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Fund Expenses

Example

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$946.50	$6.13	1.25%
Class C	$1,000.00	$942.80	$9.79	2.00%
Class I	$1,000.00	$947.90	$4.91	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,015.12	$10.16	2.00%
Class I	$1,000.00	$1,020.16	$5.09	1.00%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Portfolio of Investments

Investments in Affiliated Portfolios — 93.5%
Description		Value

Tax-Managed Growth Portfolio (identified cost, $72,982,061)		$201,886,366

Tax-Managed International Equity Portfolio (identified cost, $26,797,225)		26,020,381

Tax-Managed Multi-Cap Growth Portfolio (identified cost, $33,790,952)		78,228,784

Tax-Managed Small-Cap Portfolio (identified cost, $52,931,170)		61,217,994

Tax-Managed Value Portfolio (identified cost, $94,750,801)		161,144,461

Total Investments in Affiliated Portfolios (identified cost $281,252,209)		$528,497,986

Debt Obligations — 4.0%(1)
Security	Principal Amount (000’s omitted)	Value

Banks — 2.4%

Banco Davivienda S.A., 6.65% to 4/22/31(2)(3)(4)	$200	$136,305

Banco Mercantil del Norte S.A./Grand Cayman, 8.375% to 10/14/30(2)(3)(4)	600	522,639

Barclays PLC:

6.125% to 12/15/25(3)(4)	471	409,181

8.00% to 3/15/29(3)(4)	526	472,534

BNP Paribas S.A.:

4.625% to 2/25/31(2)(3)(4)	203	140,831

7.75% to 8/16/29(2)(3)(4)	675	638,101

Citigroup, Inc.:

Series M, 6.30% to 5/15/24(3)(4)	704	659,120

Series W, 4.00% to 12/10/25(3)(4)	238	201,348

Credit Suisse Group AG:

5.25% to 2/11/27(2)(3)(4)	230	163,300

9.75% to 6/23/27(2)(3)(4)	800	762,102

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(2)(3)(4)	473	419,369

HSBC Holdings PLC, 4.60% to 12/17/30(3)(4)	721	477,446

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(3)(4)	395	360,969

ING Groep NV, 6.50% to 4/16/25(3)(4)	243	221,689

JPMorgan Chase & Co., Series KK, 3.65% to 6/1/26(3)(4)	881	731,186

KeyCorp, Series D, 5.00% to 9/15/26(3)(4)	975	856,394

Lloyds Banking Group PLC, 7.50% to 6/27/24(3)(4)	600	573,458

Natwest Group PLC:

4.60% to 6/28/31(3)(4)	200	129,631

6.00% to 12/29/25(3)(4)	229	204,360

8.00% to 8/10/25(3)(4)	778	735,113

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

PNC Financial Services Group, Inc. (The):

Series S, 5.00% to 11/1/26(3)(4)	$485	$417,692

Series U, 6.00% to 5/15/27(3)(4)	800	744,000

Societe Generale S.A., 5.375% to 11/18/30(2)(3)(4)	506	367,787

Standard Chartered PLC, 4.75% to 1/14/31(2)(3)(4)	577	385,359

SVB Financial Group, Series C, 4.00% to 5/15/26(3)(4)	600	420,628

Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(4)	775	785,656

Truist Financial Corp., Series Q, 5.10% to 3/1/30(3)(4)	134	117,930

UBS Group AG:

4.375% to 2/10/31(2)(3)(4)	419	292,106

6.875% to 8/7/25(3)(4)(5)	348	331,078

Wells Fargo & Co., Series BB, 3.90% to 3/15/26(3)(4)	784	666,106

		$13,343,418

Capital Markets — 0.2%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(4)	$425	$382,993

Charles Schwab Corp. (The):

Series G, 5.375% to 6/1/25(3)(4)	651	638,794

Series I, 4.00% to 6/1/26(3)(4)	467	384,528

		$1,406,315

Diversified Financial Services — 0.2%

American AgCredit Corp., Series QIB, 5.25% to 6/15/26(2)(3)(4)	$914	$839,737

Goldman Sachs Group, Inc. (The), Series V, 4.125% to 11/10/26(3)(4)	143	112,434

		$952,171

Electric Utilities — 0.4%

Dominion Energy, Inc., Series C, 4.35% to 1/15/27(3)(4)	$583	$485,225

Edison International, Series B, 5.00% to 12/15/26(3)(4)	199	161,688

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(4)	450	421,142

Sempra Energy, 4.125% to 1/1/27, 4/1/52(4)	581	438,285

Southern California Edison Co., Series E, 6.981%, (3 mo. USD LIBOR + 4.199%)(3)(6)	249	244,698

Southern Co. (The), Series B, 6.923%, (3 mo. USD LIBOR + 3.63%), 3/15/57(6)	366	364,170

		$2,115,208

Food Products — 0.1%

Land O’ Lakes, Inc., 8.00%(2)(3)	$824	$817,997

		$817,997

7

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(3)(4)	$645	$596,625

		$596,625

Independent Power and Renewable Electricity Producers — 0.1%

Algonquin Power & Utilities Corp., 4.75% to 1/18/27, 1/18/82(4)	$408	$329,460

		$329,460

Insurance — 0.2%

QBE Insurance Group, Ltd., 5.875% to 5/12/25(2)(3)(4)	$1,004	$916,504

		$916,504

Multi-Utilities — 0.1%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(3)(4)	$900	$845,828

		$845,828

Oil, Gas & Consumable Fuels — 0.2%

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(3)(4)	$399	$394,035

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(3)(4)	658	507,055

Odebrecht Oil & Gas Finance, Ltd., 0.00%(2)(3)	550	963

Plains All American Pipeline, L.P., Series B, 6.125% to 12/5/22(3)(4)	442	371,501

		$1,273,554

Pipelines — 0.0%(7)

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(3)(4)	$359	$258,480

		$258,480

Total Debt Obligations (identified cost $26,169,090)		$22,855,560

Exchange-Traded Funds — 0.9%
Security	Shares	Value

Equity Funds — 0.9%

Global X U.S. Preferred ETF	130,000	$2,551,900

iShares Preferred & Income Securities ETF	86,286	2,632,586

Total Exchange-Traded Funds (identified cost $6,710,738)		$5,184,486

Preferred Stocks — 1.6%
Security	Shares	Value

Banks — 0.6%

Bank of America Corp., 4.25%	52,040	$868,027

Citizens Financial Group, Inc., 5.00%	28,000	539,840

First Republic Bank:

Series M, 4.00%	27,012	405,450

Series N, 4.50%	8,273	139,317

JPMorgan Chase & Co.:

Series JJ, 4.55%	28,660	521,899

Series LL, 4.625%	17,500	324,450

KeyCorp, 5.65%	25,000	528,500

Truist Financial Corp., 5.25%	5,773	121,637

Wells Fargo & Co., Series L, 7.50% (Convertible)	116	135,202

		$3,584,322

Capital Markets — 0.1%

Stifel Financial Corp., Series D, 4.50%	36,350	$588,506

		$588,506

Electric Utilities — 0.2%

Brookfield BRP Holdings Canada, Inc., 4.625%	24,000	$349,680

SCE Trust III, Series H, 5.75% to 3/15/24(4)	13,981	270,392

SCE Trust IV, Series J, 5.375% to 9/15/25(4)	5,882	105,523

SCE Trust V, Series K, 5.45% to 3/15/26(4)	5,504	105,567

SCE Trust VI, 5.00%	1,041	17,853

		$849,015

Equity Real Estate Investment Trusts (REITs) — 0.0%(7)

SITE Centers Corp., Series A, 6.375%	11,958	$239,877

		$239,877

Insurance — 0.3%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(4)	22,403	$518,854

Arch Capital Group, Ltd., Series G, 4.55%	14,252	250,265

RenaissanceRe Holdings, Ltd., Series G, 4.20%	43,000	716,810

		$1,485,929

Oil, Gas & Consumable Fuels — 0.2%

NuStar Energy, L.P., Series B, 9.126% (3 mo. USD LIBOR + 5.643%)(6)	53,257	$1,131,179

		$1,131,179

8

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Portfolio of Investments — continued

Security	Shares	Value

Pipelines — 0.1%

Energy Transfer, L.P.:

Series C, 7.375% to 5/15/23(4)	15,000	$336,000

Series E, 7.60% to 5/15/24(4)	14,960	344,529

		$680,529

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P.:

Series A, 5.75%	2,080	$31,470

Series A-1, 6.50%	14,575	242,674

Series A2, 6.375%	19,390	316,057

		$590,201

Total Preferred Stocks (identified cost $11,254,708)		$9,149,558

Total Investments — 100.0% (identified cost $325,386,745)		$565,687,590

Other Assets, Less Liabilities — (0.0)%(7)		$(151,778)

Net Assets — 100.0%		$565,535,812

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $6,403,100 or 1.1% of the Fund’s net assets.

(3)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $331,078 or 0.1% of the Fund’s net assets.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.

(7)	Amount is less than 0.05% or (0.05)%, as applicable.

Abbreviations:

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

9

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Unaffiliated investments, at value (identified cost $44,134,536)	$37,189,604

Affiliated investments, at value (identified cost $281,252,209)	528,497,986

Interest and dividends receivable	378,966

Receivable for Fund shares sold	103,417

Total assets	$566,169,973

Liabilities

Payable for investments purchased	$6,629

Payable for Fund shares redeemed	201,233

Payable to affiliates:

Investment adviser fee	84,498

Administration fee	69,225

Distribution and service fees	111,181

Trustees’ fees	42

Accrued expenses	161,353

Total liabilities	$634,161

Net Assets	$565,535,812

Sources of Net Assets

Paid-in capital	$211,897,866

Distributable earnings	353,637,946

Net Assets	$565,535,812

Class A Shares

Net Assets	$405,235,817

Shares Outstanding	15,786,830

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$25.67

Maximum Offering Price Per Share

(100 ÷ 94.75 of net asset value per share)	$27.09

Class C Shares

Net Assets	$34,489,599

Shares Outstanding	1,463,074

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$23.57

Class I Shares

Net Assets	$125,810,396

Shares Outstanding	4,901,108

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$25.67

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income (net of foreign taxes withheld of $2,384)	$855,775

Dividend income allocated from affiliated Portfolios (net of foreign taxes withheld of $186,743)	8,978,246

Interest income	1,477,691

Securities lending income allocated from affiliated Portfolios, net	23,346

Expenses allocated from affiliated Portfolios	(3,458,635)

Total investment income	$7,876,423

Expenses

Investment adviser fee	$1,343,186

Administration fee	938,752

Distribution and service fees:

Class A	1,129,175

Class C	384,543

Trustees’ fees and expenses	500

Custodian fee	43,997

Transfer and dividend disbursing agent fees	317,566

Legal and accounting services	73,735

Printing and postage	24,327

Registration fees	53,970

Miscellaneous	13,024

Total expenses	$4,322,775

Net investment income	$3,553,648

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment transactions	$(1,104,279)

Foreign currency transactions	(62,278)

Net realized gain (loss) allocated from affiliated Portfolios:

Investment transactions	13,800,229 (1)

Foreign currency transactions	(19,029)

Net realized gain	$12,614,643

Change in unrealized appreciation (depreciation):

Investments	$(8,326,388)

Foreign currency	(11)

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios:

Investments	(125,405,612)

Foreign currency	(17,178)

Net change in unrealized appreciation (depreciation)	$(133,749,189)

Net realized and unrealized loss	$(121,134,546)

Net decrease in net assets from operations	$(117,580,898)

(1)	Includes $12,229,272 of net realized gains from redemptions in-kind.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$3,553,648	$2,276,461

Net realized gain	12,614,643 (1)	28,051,800 (2)

Net change in unrealized appreciation (depreciation)	(133,749,189)	166,128,891

Net increase (decrease) in net assets from operations	$(117,580,898)	$196,457,152

Distributions to shareholders:

Class A	$(13,091,273)	$(2,498,854)

Class C	(955,498)	—

Class I	(4,252,703)	(910,066)

Total distributions to shareholders	$(18,299,474)	$(3,408,920)

Transactions in shares of beneficial interest:

Class A	$(10,281,966)	$(761,966)

Class C	(818,985)	(14,736,486)

Class I	5,460,422	14,040,656

Net decrease in net assets from Fund share transactions	$(5,640,529)	$(1,457,796)

Net increase (decrease) in net assets	$(141,520,901)	$191,590,436

Net Assets

At beginning of year	$707,056,713	$515,466,277

At end of year	$565,535,812	$707,056,713

(1)	Includes $12,229,272 of net realized gains from redemptions in-kind.

(2)	Includes $10,062,663 of net realized gains from redemptions in-kind.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Financial Highlights

	Class A

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$31.710		$23.070	$22.370	$20.450	$19.970

Income (Loss) From Operations

Net investment income(1)	$0.157		$0.102	$0.165	$0.193	$0.160

Net realized and unrealized gain (loss)	(5.384)		8.690	0.969	2.122	0.951

Total income (loss) from operations	$(5.227)		$8.792	$1.134	$2.315	$1.111

Less Distributions

From net investment income	$(0.104)		$(0.152)	$(0.154)	$(0.163)	$(0.171)

From net realized gain	(0.709)		—	(0.280)	(0.232)	(0.460)

Total distributions	$(0.813)		$(0.152)	$(0.434)	$(0.395)	$(0.631)

Net asset value — End of year	$25.670		$31.710	$23.070	$22.370	$20.450

Total Return(2)	(16.91)%		38.24%	5.07%	11.75%	5.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$405,236		$513,507	$373,289	$379,547	$272,567

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.25	%(4)	1.26%	1.28%	1.33%	1.31%

Net investment income	0.56%		0.35%	0.74%	0.91%	0.77%

Portfolio Turnover of the Fund(5)	5%		6%	7%	7%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investments in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2022		2021	2020		2019	2018

Net asset value — Beginning of year	$29.230		$21.310	$20.700		$18.930	$18.520

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.049)		$(0.102)	$0.001		$0.043	$0.005

Net realized and unrealized gain (loss)	(4.963)		8.022	0.889		1.965	0.892

Total income (loss) from operations	$(5.012)		$7.920	$0.890		$2.008	$0.897

Less Distributions

From net investment income	$—		$—	$—		$(0.006)	$(0.027)

From net realized gain	(0.648)		—	(0.280)		(0.232)	(0.460)

Total distributions	$(0.648)		$—	$(0.280)		$(0.238)	$(0.487)

Net asset value — End of year	$23.570		$29.230	$21.310		$20.700	$18.930

Total Return(2)	(17.53)%		37.17%	4.29%		10.88%	4.86%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$34,490		$43,788	$44,822		$56,979	$147,004

Ratios (as a percentage of average daily net assets):(3)

Expenses	2.00	%(4)	2.01%	2.03%		2.08%	2.06%

Net investment income (loss)	(0.19)%		(0.38)%	0.00	%(5)	0.23%	0.03%

Portfolio Turnover of the Fund(6)	5%		6%	7%		7%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investments in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(5)	Amount is less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$31.700		$23.060	$22.360	$20.450	$19.970

Income (Loss) From Operations

Net investment income(1)	$0.227		$0.172	$0.220	$0.244	$0.207

Net realized and unrealized gain (loss)	(5.369)		8.678	0.968	2.113	0.952

Total income (loss) from operations	$(5.142)		$8.850	$1.188	$2.357	$1.159

Less Distributions

From net investment income	$(0.179)		$(0.210)	$(0.208)	$(0.215)	$(0.219)

From net realized gain	(0.709)		—	(0.280)	(0.232)	(0.460)

Total distributions	$(0.888)		$(0.210)	$(0.488)	$(0.447)	$(0.679)

Net asset value — End of year	$25.670		$31.700	$23.060	$22.360	$20.450

Total Return(2)	(16.68)%		38.56%	5.31%	12.02%	5.85%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$125,810		$149,762	$97,355	$89,758	$65,649

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.00	%(4)	1.01%	1.03%	1.08%	1.06%

Net investment income	0.81%		0.60%	0.99%	1.16%	0.99%

Portfolio Turnover of the Fund(5)	5%		6%	7%	7%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investments in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2022 were as follows: Tax-Managed Growth Portfolio (0.7%), Tax-Managed Value Portfolio (18.3%), Tax-Managed International Equity Portfolio (43.7%), Tax-Managed Multi-Cap Growth Portfolio (43.7%) and Tax-Managed Small-Cap Portfolio (34.1%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available by calling Eaton Vance at

1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolios’ investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Notes to Financial Statements — continued

industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Preferred Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Year Ended October 31,
	2022	2021

Ordinary income	$3,810,323	$3,408,920

Long-term capital gains	$14,489,151	$—

During the year ended October 31, 2022, distributable earnings was decreased by $346,153 and paid-in capital was increased by $346,153 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,251,108

Undistributed long-term capital gains	1,278,229

Net unrealized appreciation	350,108,609

Distributable earnings	$353,637,946

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$215,586,328

Gross unrealized appreciation	357,897,950

Gross unrealized depreciation	(7,796,688)

Net unrealized appreciation	$350,101,262

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement between the Fund and EVM, and an amendment to the agreement that took effect on July 1, 2022, the investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate (Prior to July 1, 2022)	Annual Fee Rate (Effective July 1, 2022)

Up to $500 million	0.750%	0.700%

$500 million but less than $1 billion	0.700%	0.600%

$1 billion but less than $1.5 billion	0.675%	0.575%

$1.5 billion but less than $2.5 billion	0.650%	0.550%

$2.5 billion and over	0.625%	0.525%

The investment adviser fee payable by the Fund is reduced by the Fund’s allocable share of any fee paid pursuant to an investment advisory agreement by any investment company advised by EVM or its affiliates in which the Fund invests. Effective April 26, 2022, the Portfolios may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolios is reduced by an amount equal to their pro-rata share of the advisory and administration fees paid by the Portfolios due to their

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Notes to Financial Statements — continued

investments in the Liquidity Fund. For the year ended October 31, 2022, the Fund’s allocated share of the reduction of the investment adviser fee paid by the Portfolios was $2,019 relating to the Portfolios’ investments in the Liquidity Fund. Prior to April 26, 2022, the Portfolios may have invested their cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

For the year ended October 31, 2022, the Fund’s investment adviser fee totaled $4,528,896, of which $3,185,710 was allocated from the Portfolios and $1,343,186 was paid or accrued directly by the Fund. For the year ended October 31, 2022, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.72% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2022, the administration fee amounted to $938,752.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $95,571 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $30,631 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $1,129,175 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $288,407 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $96,136 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $400 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2022, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$4,037,761	$15,212,950

Tax-Managed International Equity Portfolio	1,101,161	4,059,300

Tax-Managed Multi-Cap Growth Portfolio	1,594,969	6,032,177

Tax-Managed Small-Cap Portfolio	1,476,823	5,585,349

Tax-Managed Value Portfolio	3,662,522	13,851,666

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Notes to Financial Statements — continued

7  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and investments in the Portfolios, aggregated $18,736,376 and $12,169,993, respectively, for the year ended October 31, 2022.

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A

Sales	622,834	$17,651,843	1,091,500	$30,128,272

Issued to shareholders electing to receive payments of distributions in Fund shares	391,331	12,049,069	87,075	2,297,913

Redemptions	(1,423,673)	(39,982,878)	(1,162,917)	(33,188,151)

Net increase (decrease)	(409,508)	$(10,281,966)	15,658	$(761,966)
Class C

Sales	303,090	$7,709,274	186,874	$4,946,493

Issued to shareholders electing to receive payments of distributions in Fund shares	32,978	938,540	—	—

Redemptions	(370,961)	(9,466,799)	(792,620)	(19,682,979)

Net decrease	(34,893)	$(818,985)	(605,746)	$(14,736,486)
Class I

Sales	804,880	$22,384,882	788,945	$22,307,460

Issued to shareholders electing to receive payments of distributions in Fund shares	131,671	4,046,241	32,538	857,060

Redemptions	(759,383)	(20,970,701)	(319,184)	(9,123,864)

Net increase	177,168	$5,460,422	502,299	$14,040,656

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Notes to Financial Statements — continued

At October 31, 2022, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$528,497,986	$—	$—	$528,497,986

Debt Obligations	—	22,855,560	—	22,855,560

Exchange-Traded Funds	5,184,486	—	—	5,184,486

Preferred Stocks	9,149,558	—	—	9,149,558

Total Investments	$542,832,030	$22,855,560	$—	$565,687,590

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 28, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $8,450,508, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2022, $1,403,814 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•

The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to "sub-adviser" or "sub-advisory agreement" in this "Overview" section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the "Overview" section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the "Results of the Contract Review Process" section.

24

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;

•	Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•

Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;

•

Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;

•

The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreements between each of Tax-Managed

25

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Value Portfolio (the “Portfolios”), which are portfolios in which the Fund is authorized to invest, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolios, are each referred to herein as the “Adviser”), including their respective fee structures, is in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements for the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolios by the applicable Adviser. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolios, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolios, including recent changes to such personnel, where relevant. The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in preferred stocks. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolios, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolios, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolios.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and blended benchmark indexes for the three-year period. The Board also considered the performance of the underlying Portfolios. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolios and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

26

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolios, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolios and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolios to continue to benefit from any economies of scale in the future.

27

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

28

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Alan C. Bowser(1) 1962	Trustee	Since 2022

Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011-present).

Other Directorships. None.

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

29

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

30

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

32

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299    10.31.22

Eaton Vance

Global Income Builder Fund

Annual Report

October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022

Eaton Vance

Global Income Builder Fund

Eaton Vance

Global Income Builder Fund

October 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

The 12-month period starting November 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and fallout from another — Russia’s invasion of Ukraine in February 2022.

In the opening months of the period, stock investors as well as consumers appeared to take a “glass is half full” approach. In both the U.S. and Europe, consumers rushed to spend money saved earlier in the pandemic. Major U.S. equity indexes closed at new all-time highs during the final months of 2021.

But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. Central banks around the world — including the U.S. Federal Reserve (the Fed), the Bank of England, and the European Central Bank (ECB) — initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by the Russia-Ukraine conflict pushed inflation rates even higher and stock prices lower during the period.

In the U.S., investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, and September 2022 meetings, the Fed hiked the federal funds rate 0.75% each time — to a

3.00%-3.25% range — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down around the globe.

As the period came to a close in October 2022, however, U.S. and European stocks delivered positive performance for the first time in months — driven by a combination of better-than-expected U.S. company earnings; improving investor sentiment that stocks had been oversold during the August-September market pullback; government measures to address Europe’s energy crisis; and hope that central bank rate hikes would help tame inflation.

Meanwhile in the world’s second-largest economy, China’s zero-COVID policy severely restricted economic output. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, lost more ground in October and was one of the worst-performing major indexes during the period, declining 42.74%.

Major equity indexes elsewhere also suffered significant losses. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -19.96%; the S&P 500® Index, a broad measure of U.S. stocks, returned -14.61%; and the technology-laden Nasdaq Composite Index returned -28.56%. The MSCI EAFE Index of developed-market international equities returned -23.00%, while the MSCI Emerging Markets Index, dragged down by its China allocation, returned -31.03% during the period.

Fund Performance

For the 12-month period ended October 31, 2022, Eaton Vance Global Income Builder Fund (the Fund) returned -17.86% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the MSCI World Index (the Index), which returned -18.48%; and underperformed its blended benchmark consisting of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofA Index), which returned -17.26% during the period.

The Fund’s out-of-Index allocations to high yield bonds, bank loans, and preferred securities contributed to performance versus the Index during the period. Stock selections in the energy, communication services, and financials sectors, along with stock selections and an underweight position in the consumer discretionary sector, also contributed to Fund performance versus the Index.

The Fund’s high yield bond allocation outperformed the Index and the broad high yield market, as measured by the ICE BofA Index. Within that allocation, the Fund had a shorter duration and a higher average credit quality than the ICE BofA Index. That asset mix helped relative performance as interest rates rose and BB-rated and B-rated bonds outperformed CCC-rated bonds during the period. The Fund reduced its exposure to lower rated bonds early in 2022.

Security selections within the health care sector also helped performance relative to the ICE BofA Index as the Fund avoided exposure to several companies that experienced sharp declines in bond prices.

The Fund’s small out-of-Index allocation to bank loans also contributed to performance relative to the Index as it delivered positive returns during a period of generally negative returns by most asset classes.

The Fund’s preferred securities allocation — preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and other debt securities with preferred characteristics — outperformed the Index and contributed to Fund performance versus the Index. However, the preferred allocation underperformed the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder Fund

October 31, 2022

Management’s Discussion of Fund Performance† — continued

The Fund’s use of equity index futures contracts, a type of derivative, detracted from performance relative to the Index. Within the Fund’s common stock portfolio, the Fund’s strategy of investing in dividend-paying stocks resulted in an overweight allocation to European equities and an underweight allocation to U.S. equities relative to the Index. The Fund hedged these overweight and underweight exposures by selling short European index futures contracts and buying U.S. index futures contracts. By period-end, these index futures contracts were no longer in effect.

The Fund’s common stock allocation underperformed the Index and detracted from performance relative to the Index as well. Within the Fund’s common stock allocation, detractors from performance relative to the Index included stock selections in the industrials, information technology, and utilities sectors.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Income Builder Fund

October 31, 2022

Performance

Portfolio Manager(s) Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; John H. Croft, CFA and Derek J.V. DiGregorio, of Boston Management and Research

% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	11/30/2005	11/30/2005	(17.86)%	3.42%	6.37%
Class A with 5.25% Maximum Sales Charge	—	—	(22.18)	2.32	5.80
Class C at NAV	11/30/2005	11/30/2005	(18.46)	2.68	5.72
Class C with 1% Maximum Deferred Sales Charge	—	—	(19.24)	2.68	5.72
Class I at NAV	01/31/2006	11/30/2005	(17.60)	3.70	6.64
Class R at NAV	01/31/2006	11/30/2005	(18.02)	3.15	6.10

MSCI World Index	—	—	(18.48)%	6.37%	8.93%
ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index	—	—	(15.20)	0.56	3.16
Blended Index			(17.26)	4.43	6.97

% Total Annual Operating Expense Ratios[3]		Class A	Class C	Class I	Class R

		1.17%	1.92%	0.92%	1.42%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2012	$17,440	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$1,903,114	N.A.

Class R	$10,000	10/31/2012	$18,079	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Global Income Builder Fund

October 31, 2022

Fund Profile

Country Allocation (% of net assets)

Asset Allocation (% of net assets)1

Top 10 Holdings (% of net assets)2

Alphabet, Inc., Class C	2.7%

Microsoft Corp.	2.3

Apple, Inc.	1.9

EOG Resources, Inc.	1.9

Eli Lilly & Co.	1.8

Amazon.com, Inc.	1.5

Nestle S.A.	1.4

Coca-Cola Co. (The)	1.4

Walt Disney Co. (The)	1.3

Novo Nordisk A/S, Class B	1.2

Total	17.4%

Footnotes:

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

1 Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

2 Excludes cash and cash equivalents.

5

Eaton Vance

Global Income Builder Fund

October 31, 2022

Endnotes and Additional Disclosures

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market, below investment grade corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective December 7, 2015, the Fund changed its name and principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Fund was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks. Performance prior to December 7, 2015 reflects the Fund’s performance under its former principal investment strategies.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[3]

Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S.

Important Notice to Shareholders

Effective November 18, 2022, the Fund is managed by Christopher M. Dyer, CFA, Derek J.V. DiGregorio and Jeffrey D. Mueller.

6

Eaton Vance

Global Income Builder Fund

October 31, 2022

Fund Expenses

Example

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 –10/31/22)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$927.40	$5.68	**	1.17%
Class C	$1,000.00	$923.60	$9.31	**	1.92%
Class I	$1,000.00	$928.50	$4.47	**	0.92%
Class R	$1,000.00	$926.20	$6.89	**	1.42%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.31	$5.96	**	1.17%
Class C	$1,000.00	$1,015.53	$9.75	**	1.92%
Class I	$1,000.00	$1,020.57	$4.69	**	0.92%
Class R	$1,000.00	$1,018.05	$7.22	**	1.42%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

7

Eaton Vance

Global Income Builder Fund

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Investment in Global Income Builder Portfolio, at value (identified cost $205,298,845)	$220,386,160

Receivable for Fund shares sold	543,870

Receivable from affiliate	6,716

Total assets	$220,936,746

Liabilities

Payable for Fund shares redeemed	$544,638

Payable to affiliates:

Administration fee	27,421

Distribution and service fees	38,795

Trustees’ fees	42

Accrued expenses	85,472

Total liabilities	$696,368

Net Assets	$220,240,378

Sources of Net Assets

Paid-in capital	$205,513,153

Distributable earnings	14,727,225

Net Assets	$220,240,378

Class A Shares

Net Assets	$123,588,939

Shares Outstanding	13,849,548

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.92

Maximum Offering Price Per Share

(100 ÷ 94.75 of net asset value per share)	$9.41

Class C Shares

Net Assets	$15,092,639

Shares Outstanding	1,712,504

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.81

Class I Shares

Net Assets	$80,627,058

Shares Outstanding	9,046,330

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.91

Class R Shares

Net Assets	$931,742

Shares Outstanding	104,810

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.89

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income allocated from Portfolio (net of foreign taxes withheld of $717,194)	$5,915,592

Interest and other income allocated from Portfolio (net of foreign taxes withheld of $6,335)	6,086,611

Expenses allocated from Portfolio	(1,683,357)

Total investment income from Portfolio	$10,318,846

Expenses

Administration fee	$393,294

Distribution and service fees:

Class A	362,670

Class C	198,195

Class R	4,329

Trustees’ fees and expenses	500

Custodian fee	25,774

Transfer and dividend disbursing agent fees	166,655

Legal and accounting services	37,700

Printing and postage	35,904

Registration fees	71,821

Miscellaneous	32,003

Total expenses	$1,328,845

Deduct:

Waiver and/or reimbursement of expenses by affiliates	$41,418

Total expense reductions	$41,418

Net expenses	$1,287,427

Net investment income	$9,031,419

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss):

Investment transactions (net of foreign capital gains taxes of $3,110)	$(3,253,127)

Futures contracts	(1,109,625)

Foreign currency transactions	(145,417)

Forward foreign currency exchange contracts	10,613

Net realized loss	$(4,497,556)

Change in unrealized appreciation (depreciation):

Investments (including net increase in accrued foreign capital gains taxes of $31,704)	$(56,204,269)

Foreign currency	(183,786)

Forward foreign currency exchange contracts	(1,055)

Net change in unrealized appreciation (depreciation)	$(56,389,110)

Net realized and unrealized loss	$(60,886,666)

Net decrease in net assets from operations	$(51,855,247)

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$9,031,419	$7,486,338

Net realized gain (loss)	(4,497,556)	14,670,016 (1)

Net change in unrealized appreciation (depreciation)	(56,389,110)	50,261,021

Net increase (decrease) in net assets from operations	$(51,855,247)	$72,417,375

Distributions to shareholders:

Class A	$(6,678,673)	$(4,679,856)

Class C	(805,593)	(641,216)

Class I	(4,716,320)	(3,565,558)

Class R	(36,989)	(22,315)

Total distributions to shareholders	$(12,237,575)	$(8,908,945)

Transactions in shares of beneficial interest:

Class A	$(5,748,298)	$8,820,157

Class C	(4,540,481)	(20,459,289)

Class I	(9,706,068)	(4,059,902)

Class R	311,067	54,321

Net decrease in net assets from Fund share transactions	$(19,683,780)	$(15,644,713)

Other capital:

Portfolio transaction fee contributed to Portfolio	$(115,958)	$(153,151)

Portfolio transaction fee allocated from Portfolio	115,870	151,338

Net decrease in net assets from other capital	$(88)	$(1,813)

Net increase (decrease) in net assets	$(83,776,690)	$47,861,904

Net Assets

At beginning of year	$304,017,068	$256,155,164

At end of year	$220,240,378	$304,017,068

(1)	Includes $2,657,855 of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2022

Financial Highlights

	Class A
	Year Ended October 31,
	2022		2021		2020		2019		2018

Net asset value — Beginning of year	$11.360		$9.070		$9.210		$8.620		$9.060

Income (Loss) From Operations

Net investment income(1)	$0.343		$0.272		$0.330		$0.372		$0.267

Net realized and unrealized gain (loss)	(2.321)		2.342		(0.146)		0.542		(0.383)

Total income (loss) from operations	$(1.978)		$2.614		$0.184		$0.914		$(0.116)

Less Distributions

From net investment income	$(0.324)		$(0.324)		$(0.324)		$(0.324)		$(0.324)

From net realized gain	(0.138)		—		—		—		—

Total distributions	$(0.462)		$(0.324)		$(0.324)		$(0.324)		$(0.324)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)

Net asset value — End of year	$8.920		$11.360		$9.070		$9.210		$8.620

Total Return(3)(4)	(17.86)%		29.08%		2.12%		10.97%		(1.52)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$123,589		$164,778		$123,152		$131,104		$115,974

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	1.17	%(6)	1.17%		1.17%		1.24%		1.28%

Net investment income	3.42%		2.52%		3.65%		4.22%		2.94%

Portfolio Turnover of the Portfolio	59%		60%		118%		86%		102%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.02%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

11	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2022

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022		2021		2020		2019		2018

Net asset value — Beginning of year	$11.230		$8.960		$9.110		$8.530		$8.960

Income (Loss) From Operations

Net investment income(1)	$0.263		$0.187		$0.262		$0.292		$0.198

Net realized and unrealized gain (loss)	(2.290)		2.328		(0.153)		0.546		(0.371)

Total income (loss) from operations	$(2.027)		$2.515		$0.109		$0.838		$(0.173)

Less Distributions

From net investment income	$(0.255)		$(0.245)		$(0.259)		$(0.258)		$(0.257)

From net realized gain	(0.138)		—		—		—		—

Total distributions	$(0.393)		$(0.245)		$(0.259)		$(0.258)		$(0.257)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)

Net asset value — End of year	$8.810		$11.230		$8.960		$9.110		$8.530

Total Return(3)(4)	(18.46)%		28.26%		1.29%		10.13%		(2.16)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$15,093		$24,505		$37,875		$56,314		$87,821

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	1.92	%(6)	1.92%		1.92%		2.00%		2.03%

Net investment income	2.64%		1.76%		2.93%		3.36%		2.20%

Portfolio Turnover of the Portfolio	59%		60%		118%		86%		102%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.02%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

12	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2022

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022		2021		2020		2019		2018

Net asset value — Beginning of year	$11.340		$9.060		$9.190		$8.610		$9.040

Income (Loss) From Operations

Net investment income(1)	$0.368		$0.297		$0.354		$0.386		$0.287

Net realized and unrealized gain (loss)	(2.311)		2.333		(0.136)		0.542		(0.369)

Total income (loss) from operations	$(1.943)		$2.630		$0.218		$0.928		$(0.082)

Less Distributions

From net investment income	$(0.349)		$(0.350)		$(0.348)		$(0.348)		$(0.348)

From net realized gain	(0.138)		—		—		—		—

Total distributions	$(0.487)		$(0.350)		$(0.348)		$(0.348)		$(0.348)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)

Net asset value — End of year	$8.910		$11.340		$9.060		$9.190		$8.610

Total Return(3)(4)	(17.60)%		29.31%		2.51%		11.17%		(1.26)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$80,627		$113,907		$94,518		$107,290		$112,202

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	0.92	%(6)	0.92%		0.92%		0.99%		1.02%

Net investment income	3.66%		2.76%		3.92%		4.39%		3.17%

Portfolio Turnover of the Portfolio	59%		60%		118%		86%		102%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.02%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

13	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2022

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2022		2021		2020		2019		2018

Net asset value — Beginning of year	$11.320		$9.040		$9.180		$8.600		$9.030

Income (Loss) From Operations

Net investment income(1)	$0.309		$0.247		$0.310		$0.345		$0.243

Net realized and unrealized gain (loss)	(2.300)		2.332		(0.149)		0.536		(0.373)

Total income (loss) from operations	$(1.991)		$2.579		$0.161		$0.881		$(0.130)

Less Distributions

From net investment income	$(0.301)		$(0.299)		$(0.301)		$(0.301)		$(0.300)

From net realized gain	(0.138)		—		—		—		—

Total distributions	$(0.439)		$(0.299)		$(0.301)		$(0.301)		$(0.300)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)

Net asset value — End of year	$8.890		$11.320		$9.040		$9.180		$8.600

Total Return(3)(4)	(18.02)%		28.76%		1.87%		10.59%		(1.78)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$932		$827		$610		$629		$506

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	1.42	%(6)	1.42%		1.42%		1.49%		1.52%

Net investment income	3.13%		2.29%		3.44%		3.92%		2.69%

Portfolio Turnover of the Portfolio	59%		60%		118%		86%		102%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.02%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

14	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.5% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Global Income Builder Fund

October 31, 2022

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Year Ended October 31,
	2022	2021

Ordinary income	$8,539,399	$8,908,945

Long-term capital gains	$3,698,176	$—

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$681,472

Deferred capital losses	(5,256,030)

Net unrealized appreciation	19,301,783
Distributable earnings	$14,727,225

At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $5,256,030 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $5,256,030 are short-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.550%

$500 million but less than $1 billion	0.525%

$1 billion but less than $2.5 billion	0.500%

$2.5 billion and over	0.475%

For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by Eaton Vance Management (EVM), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2022, the administration fee amounted to $393,294. EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.17%, 1.92%, 0.92% and 1.42% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement

16

Eaton Vance

Global Income Builder Fund

October 31, 2022

Notes to Financial Statements — continued

may be changed or terminated after February 28, 2023. Pursuant to this agreement, EVM and EVAIL were allocated $41,418 of the Fund’s operating expenses for the year ended October 31, 2022.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $15,683 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,971 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $362,670 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $148,646 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2022, the Fund paid or accrued to EVD $2,165 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $49,549 and $2,164 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $3,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2022, increases and decreases in the Fund’s investment in the Portfolio aggregated $6,083,077 and $40,388,536, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1L of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

17

Eaton Vance

Global Income Builder Fund

October 31, 2022

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount

Class A

Sales	1,227,451	$12,726,234	2,791,363	$28,791,640

Issued to shareholders electing to receive payments of distributions in Fund shares	601,063	6,160,367	402,814	4,325,494

Redemptions	(2,485,542)	(24,634,899)	(2,268,917)	(24,296,977)

Net increase (decrease)	(657,028)	$(5,748,298)	925,260	$8,820,157

Class C

Sales	186,743	$1,957,980	252,011	$2,724,113

Issued to shareholders electing to receive payments of distributions in Fund shares	76,915	786,222	59,010	621,341

Redemptions	(733,864)	(7,284,683)	(2,353,487)	(23,804,743)

Net decrease	(470,206)	$(4,540,481)	(2,042,466)	$(20,459,289)

Class I

Sales	1,597,829	$16,139,353	1,840,359	$19,793,612

Issued to shareholders electing to receive payments of distributions in Fund shares	443,668	4,531,038	298,003	3,197,990

Redemptions	(3,035,715)	(30,376,459)	(2,534,633)	(27,051,504)

Net decrease	(994,218)	$(9,706,068)	(396,271)	$(4,059,902)

Class R

Sales	42,144	$425,735	21,302	$222,145

Issued to shareholders electing to receive payments of distributions in Fund shares	3,670	36,989	2,081	22,315

Redemptions	(14,076)	(151,657)	(17,786)	(190,139)

Net increase	31,738	$311,067	5,597	$54,321

18

Eaton Vance

Global Income Builder Fund

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Income Builder Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Global Income Builder Fund

October 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2022, the Fund designates approximately $6,335,655, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 29.22% qualifies for the corporate dividends received deduction.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2022, the Fund designates 46.18% of distributions from net investment income as a 163(j) interest dividend.

Foreign Tax Credit.  For the fiscal year ended October 31, 2022, the Fund paid foreign taxes of $699,982.

20

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments

Common Stocks — 58.7%
Security	Shares	Value

Aerospace & Defense — 0.8%

Safran S.A.	15,665	$1,744,609

		$1,744,609

Air Freight & Logistics — 0.5%

GXO Logistics, Inc.(1)	27,738	$1,013,547

		$1,013,547

Automobiles — 0.4%

Stellantis NV	61,872	$834,750

		$834,750

Banks — 2.7%

Banco Santander S.A.	581,915	$1,509,182

Citigroup, Inc.	19,891	912,201

Citizens Financial Group, Inc.	22,606	924,586

HDFC Bank, Ltd.	65,884	1,195,053

ING Groep NV	21,302	209,603

M&T Bank Corp.	3,936	662,704

Standard Chartered PLC	104,185	622,478

		$6,035,807

Beverages — 2.3%

Coca-Cola Co. (The)	51,744	$3,096,878

Diageo PLC	46,546	1,915,483

		$5,012,361

Biotechnology — 0.5%

CSL, Ltd.	5,787	$1,035,962

		$1,035,962

Building Products — 0.4%

Assa Abloy AB, Class B	41,989	$847,845

		$847,845

Capital Markets — 1.4%

Bank of New York Mellon Corp. (The)	8,377	$352,756

State Street Corp.	26,629	1,970,546

Stifel Financial Corp.	10,745	664,793

		$2,988,095

Security	Shares	Value

Chemicals — 0.2%

Sika AG	2,412	$543,847

		$543,847

Consumer Finance — 0.2%

Capital One Financial Corp.	4,078	$432,350

		$432,350

Diversified Financial Services — 0.7%

Berkshire Hathaway, Inc., Class B(1)	5,465	$1,612,667

		$1,612,667

Electric Utilities — 1.4%

Iberdrola S.A.	158,553	$1,612,369

NextEra Energy, Inc.	20,455	1,585,262

		$3,197,631

Electrical Equipment — 1.4%

AMETEK, Inc.	12,139	$1,573,943

Schneider Electric SE	11,379	1,438,946

		$3,012,889

Electronic Equipment, Instruments & Components — 2.7%

CDW Corp.	12,312	$2,127,637

Halma PLC	37,153	900,933

Keyence Corp.	1,870	705,112

Keysight Technologies, Inc.(1)	5,325	927,349

Riverbed Technology, Inc.(2)	3,977	1,998

TE Connectivity, Ltd.	10,606	1,296,371

Zebra Technologies Corp., Class A(1)	8	2,266

		$5,961,666

Entertainment — 1.3%

Walt Disney Co. (The)(1)	26,531	$2,826,613

		$2,826,613

Equity Real Estate Investment Trusts (REITs) — 0.5%

American Tower Corp.	2,955	$612,246

Healthpeak Properties, Inc.	19,485	462,379

		$1,074,625

Food Products — 2.4%

Mondelez International, Inc., Class A	36,703	$2,256,500

Nestle S.A.	28,517	3,104,327

		$5,360,827

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 2.1%

Alcon, Inc.	9,732	$592,536

Boston Scientific Corp.(1)	49,310	2,125,754

Intuitive Surgical, Inc.(1)	5,640	1,390,091

Straumann Holding AG	6,492	617,852

		$4,726,233

Health Care Providers & Services — 1.0%

Elevance Health, Inc.(1)	4,192	$2,292,060

		$2,292,060

Hotels, Restaurants & Leisure — 1.4%

Compass Group PLC	110,338	$2,323,919

InterContinental Hotels Group PLC	16,248	873,016

		$3,196,935

Industrial Conglomerates — 0.7%

Siemens AG	13,710	$1,497,255

		$1,497,255

Insurance — 1.4%

AIA Group, Ltd.	124,092	$939,971

Allstate Corp. (The)	3,512	443,390

Aviva PLC	2	10

AXA S.A.	35,341	872,742

RenaissanceRe Holdings, Ltd.	5,720	884,769

		$3,140,882

Interactive Media & Services — 2.7%

Alphabet, Inc., Class C(1)	63,380	$5,999,551

		$5,999,551

Internet & Direct Marketing Retail — 1.5%

Amazon.com, Inc.(1)	32,242	$3,302,870

		$3,302,870

IT Services — 2.4%

Amadeus IT Group S.A.(1)	15,592	$813,205

Fidelity National Information Services, Inc.	22,304	1,851,009

Global Payments, Inc.	7,929	905,968

Visa, Inc., Class A	7,964	1,649,822

		$5,220,004

Leisure Products — 0.5%

Yamaha Corp.	31,333	$1,182,954

		$1,182,954

Security	Shares	Value

Life Sciences Tools & Services — 0.6%

Danaher Corp.	2,894	$728,333

Lonza Group AG	1,051	541,038

		$1,269,371

Machinery — 1.0%

Graco, Inc.	11,106	$772,755

Ingersoll Rand, Inc.	28,004	1,414,202

		$2,186,957

Metals & Mining — 0.3%

Alleima AB(1)	1,121	$3,819

Rio Tinto, Ltd.	13,256	752,273

		$756,092

Multi-Utilities — 0.2%

CMS Energy Corp.	8,069	$460,336

		$460,336

Oil, Gas & Consumable Fuels — 3.4%

Chevron Corp.	13,558	$2,452,642

EOG Resources, Inc.	30,347	4,142,973

Phillips 66	2,171	226,414

Pioneer Natural Resources Co.	2,523	646,922

		$7,468,951

Personal Products — 0.3%

Kose Corp.	6,101	$609,005

		$609,005

Pharmaceuticals — 5.9%

AstraZeneca PLC	12,755	$1,496,571

Eli Lilly & Co.	10,732	3,885,950

Novo Nordisk A/S, Class B	24,134	2,624,120

Roche Holding AG PC	5,541	1,838,493

Sanofi	18,821	1,619,694

Zoetis, Inc.	9,931	1,497,396

		$12,962,224

Professional Services — 1.6%

Recruit Holdings Co., Ltd.	26,791	$824,391

RELX PLC	61,295	1,646,413

Verisk Analytics, Inc.	5,788	1,058,220

		$3,529,024

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 2.5%

ASML Holding NV	4,161	$1,951,869

Infineon Technologies AG	47,793	1,159,719

Micron Technology, Inc.	24,254	1,312,142

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	18,045	1,110,670

		$5,534,400

Software — 4.0%

Adobe, Inc.(1)	5,104	$1,625,624

Dassault Systemes SE	25,680	860,762

Intuit, Inc.	3,022	1,291,905

Microsoft Corp.	22,225	5,159,089

		$8,937,380

Specialty Retail — 1.7%

Lowe’s Cos., Inc.	9,071	$1,768,391

TJX Cos., Inc. (The)	28,068	2,023,703

		$3,792,094

Technology Hardware, Storage & Peripherals — 1.9%

Apple, Inc.	28,022	$4,296,893

		$4,296,893

Textiles, Apparel & Luxury Goods — 0.6%

LVMH Moet Hennessy Louis Vuitton SE	2,261	$1,426,679

		$1,426,679

Trading Companies & Distributors — 0.5%

Ashtead Group PLC	21,543	$1,122,240

		$1,122,240

Wireless Telecommunication Services — 0.7%

Vodafone Group PLC	1,242,622	$1,450,639

		$1,450,639

Total Common Stocks (identified cost $97,043,807)		$129,897,120

Convertible Bonds — 0.1%
Security	Principal Amount (000’s omitted)	Value

Leisure Products — 0.1%

Peloton Interactive, Inc., 0.00%, 2/15/26	$310	$223,213

		$223,213

Security		Principal Amount (000’s omitted)	Value

Software — 0.0%(3)

1Life Healthcare, Inc., 3.00%, 6/15/25		$81	$78,813

			$78,813

Total Convertible Bonds (identified cost $345,465)			$302,026

Convertible Preferred Stocks — 0.1%
Security		Shares	Value

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co., Series B, 6.00%		3,268	$159,282

			$159,282

Software — 0.0%(3)

Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(1)(2)		2,480	$2,480

			$2,480

Total Convertible Preferred Stocks (identified cost $244,405)			$161,762

Corporate Bonds — 36.6%
Security	Principal Amount (000’s omitted)*		Value

Aerospace & Defense — 0.8%

Moog, Inc., 4.25%, 12/15/27(4)		170	$152,397

Rolls-Royce PLC, 5.75%, 10/15/27(4)		492	445,919

TransDigm UK Holdings PLC, 6.875%, 5/15/26		200	195,480

TransDigm, Inc.:

4.625%, 1/15/29		185	157,833

5.50%, 11/15/27		106	96,867

6.25%, 3/15/26(4)		419	414,029

7.50%, 3/15/27		327	322,710

			$1,785,235

Airlines — 0.4%

Air Canada, 3.875%, 8/15/26(4)		101	$89,516

Air France-KLM, 1.875%, 1/16/25(5)	EUR	100	88,429

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(4)		314	299,534

5.75%, 4/20/29(4)		144	131,297

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)*		Value

Airlines (continued)

Deutsche Lufthansa AG, 2.875%, 2/11/25(5)	EUR	200	$184,792

United Airlines, Inc., 4.625%, 4/15/29(4)		193	165,406

			$958,974

Auto Components — 0.6%

Clarios Global, L.P./Clarios US Finance Co.:

4.375%, 5/15/26(5)	EUR	681	$631,104

8.50%, 5/15/27(4)		194	190,449

IHO Verwaltungs GmbH, 6.375%, (6.375% cash or 7.125% PIK), 5/15/29(4)(6)		200	171,614

Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(4)		54	38,844

TI Automotive Finance PLC, 3.75%, 4/15/29(5)	EUR	200	143,664

Wheel Pros, Inc., 6.50%, 5/15/29(4)		213	100,566

			$1,276,241

Automobiles — 0.7%

Allison Transmission, Inc., 3.75%, 1/30/31(4)		54	$43,213

Ford Motor Co.:

3.25%, 2/12/32		364	273,919

4.75%, 1/15/43		197	137,540

9.625%, 4/22/30		26	29,059

Ford Motor Credit Co., LLC:

3.087%, 1/9/23		231	230,188

3.37%, 11/17/23		200	193,318

4.125%, 8/17/27		555	494,055

5.125%, 6/16/25		200	193,278

			$1,594,570

Automotives — 0.3%

Goodyear Tire & Rubber Co. (The):

5.00%, 7/15/29		336	$292,243

5.25%, 7/15/31		270	229,122

Jaguar Land Rover Automotive PLC, 2.20%, 1/15/24(5)	EUR	100	93,021

			$614,386

Banks — 2.0%

Banco Mercantil del Norte S.A./Grand Cayman, 7.625% to 1/10/28(4)(7)(8)		200	$164,490

Bank of America Corp., Series TT, 6.125% to 4/27/27(7)(8)		89	84,328

Bank of Nova Scotia (The), 8.625% to 10/27/27, 10/27/82(8)		200	201,223

Barclays PLC, 8.00% to 3/15/29(7)(8)		200	179,671

BNP Paribas S.A., 7.75% to 8/16/29(4)(7)(8)		200	189,067

Citigroup, Inc., Series W, 4.00% to 12/10/25(7)(8)		51	43,146

Credit Suisse Group AG, 9.75% to 6/23/27(4)(7)(8)		200	190,525

Security	Principal Amount (000’s omitted)*		Value

Banks (continued)

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(4)(7)(8)		220	$195,056

HSBC Holdings PLC, 4.60% to 12/17/30(7)(8)		200	132,440

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(7)(8)		125	114,231

JPMorgan Chase & Co.:

Series KK, 3.65% to 6/1/26(7)(8)		251	208,317

Series S, 6.75%, to 2/1/24(7)(8)		215	215,134

Lloyds Banking Group PLC, 7.50% to 9/27/25(7)(8)		200	186,000

Natwest Group PLC, 4.60% to 6/28/31(7)(8)		200	129,630

PNC Financial Services Group, Inc. (The), Series V, 6.20% to 9/15/27(7)(8)		100	94,970

Societe Generale S.A., 5.375% to 11/18/30(4)(7)(8)		200	145,370

Standard Chartered PLC, 4.75% to 1/14/31(4)(7)(8)		229	152,942

SVB Financial Group:

4.10% to 2/15/31(7)(8)		311	192,737

Series C, 4.00% to 5/15/26(7)(8)		58	40,661

Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(8)		200	202,750

Truist Financial Corp., Series Q, 5.10% to 3/1/30(7)(8)		77	67,766

UBS Group AG, 4.375% to 2/10/31(4)(7)(8)		200	139,430

UniCredit SpA, 7.296% to 4/2/29, 4/2/34(4)(8)		200	169,851

Vivion Investments S.a.r.l., 3.00%, 8/8/24(5)	EUR	600	510,571

Wells Fargo & Co., Series BB, 3.90% to 3/15/26(7)(8)		167	141,887

Zions Bancorp NA, 5.80% to 6/15/23(7)(8)		268	253,304

			$4,345,497

Biotechnology — 0.4%

Grifols Escrow Issuer S.A.:

3.875%, 10/15/28(5)	EUR	925	$698,942

4.75%, 10/15/28(4)		280	219,121

			$918,063

Building Products — 1.2%

Builders FirstSource, Inc.:

4.25%, 2/1/32(4)		204	$163,584

5.00%, 3/1/30(4)		90	77,429

HT Troplast GmbH, 9.25%, 7/15/25(5)	EUR	650	562,035

KB Home:

4.00%, 6/15/31		11	8,348

4.80%, 11/15/29		71	58,059

Oscar AcquisitionCo, LLC/Oscar Finance, Inc., 9.50%, 4/15/30(4)		85	72,177

Standard Industries, Inc.:

2.25%, 11/21/26(5)	EUR	400	328,959

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)*		Value

Building Products (continued)

Standard Industries, Inc.: (continued)

4.375%, 7/15/30(4)		275	$222,863

5.00%, 2/15/27(4)		78	70,700

Taylor Morrison Communities, Inc., 5.75%, 1/15/28(4)		196	179,906

Victoria PLC, 3.625%, 8/24/26(5)	EUR	806	622,173

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(4)		346	323,170

			$2,689,403

Capital Markets — 0.2%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(8)		150	$135,174

Charles Schwab Corp. (The), Series I, 4.00% to 6/1/26(7)(8)		259	213,261

			$348,435

Casino & Gaming — 0.1%

Cinemark USA, Inc.:

5.875%, 3/15/26(4)		67	$56,505

8.75%, 5/1/25(4)		48	48,201

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(4)		250	217,583

			$322,289

Chemicals — 0.5%

ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(4)		88	$70,195

Avient Corp., 7.125%, 8/1/30(4)		102	97,675

Herens Holdco S.a.r.l., 4.75%, 5/15/28(4)		201	164,958

NOVA Chemicals Corp.:

4.25%, 5/15/29(4)		203	166,034

4.875%, 6/1/24(4)		56	54,586

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(4)		172	145,737

Valvoline, Inc.:

3.625%, 6/15/31(4)		128	101,172

4.25%, 2/15/30(4)		224	215,938

			$1,016,295

Commercial Services & Supplies — 1.9%

Adtalem Global Education, Inc., 5.50%, 3/1/28(4)		266	$243,121

APi Group DE, Inc., 4.75%, 10/15/29(4)		55	46,442

Clean Harbors, Inc.:

4.875%, 7/15/27(4)		101	95,197

5.125%, 7/15/29(4)		61	56,643

EC Finance PLC, 3.00%, 10/15/26(5)	EUR	274	239,898

Gartner, Inc.:

3.75%, 10/1/30(4)		187	157,548

Security	Principal Amount (000’s omitted)*		Value

Commercial Services & Supplies (continued)

Gartner, Inc.: (continued)

4.50%, 7/1/28(4)		151	$140,240

GFL Environmental, Inc.:

3.50%, 9/1/28(4)		265	225,368

3.75%, 8/1/25(4)		130	123,167

4.75%, 6/15/29(4)		343	299,726

HealthEquity, Inc., 4.50%, 10/1/29(4)		153	133,875

Hertz Corp. (The):

4.625%, 12/1/26(4)		29	24,766

5.00%, 12/1/29(4)		230	182,821

Korn Ferry, 4.625%, 12/15/27(4)		233	212,282

Madison IAQ, LLC, 5.875%, 6/30/29(4)		323	222,148

Metis Merger Sub, LLC, 6.50%, 5/15/29(4)		167	134,420

MoneyGram International, Inc., 5.375%, 8/1/26(4)		249	244,887

NESCO Holdings II, Inc., 5.50%, 4/15/29(4)		206	181,061

Paprec Holding S.A., 3.50%, 7/1/28(5)	EUR	352	279,030

PROG Holdings, Inc., 6.00%, 11/15/29(4)		139	113,807

Team Health Holdings, Inc., 6.375%, 2/1/25(4)		235	177,940

Terminix Co., LLC (The), 7.45%, 8/15/27		536	598,326

Tervita Corp., 11.00%, 12/1/25(4)		123	133,816

			$4,266,529

Construction & Engineering — 0.2%

Cellnex Finance Co. S.A., 2.25%, 4/12/26(5)	EUR	200	$180,321

TopBuild Corp., 4.125%, 2/15/32(4)		263	206,299

			$386,620

Construction Materials — 0.2%

Smyrna Ready Mix Concrete, LLC, 6.00%, 11/1/28(4)		641	$540,248

			$540,248

Consumer Finance — 0.3%

CPUK Finance, Ltd., 4.875%, 8/28/25(5)	GBP	278	$289,668

PRA Group, Inc.:

5.00%, 10/1/29(4)		115	92,399

7.375%, 9/1/25(4)		261	250,033

			$632,100

Containers & Packaging — 0.6%

Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC, 3.00%, 9/1/29(5)	EUR	200	$141,923

Canpack S.A./Canpack US, LLC, 3.875%, 11/15/29(4)		312	248,393

Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(5)	EUR	479	391,407

LABL, Inc., 5.875%, 11/1/28(4)		66	57,455

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)*		Value

Containers & Packaging (continued)

Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(4)		82	$73,929

Schoeller Packaging B.V., 6.375%, 11/1/24(5)	EUR	450	359,469

Verallia S.A., 1.875%, 11/10/31(5)	EUR	100	73,234

			$1,345,810

Cosmetics/Personal Care — 0.1%

Edgewell Personal Care Co.:

4.125%, 4/1/29(4)		74	$63,307

5.50%, 6/1/28(4)		180	169,642

			$232,949

Distributors — 0.5%

BCPE Empire Holdings, Inc., 7.625%, 5/1/27(4)		451	$413,034

Parts Europe S.A., 5.456%, (3 mo. EURIBOR + 4.00%), 7/20/27(5)(9)	EUR	350	337,275

Performance Food Group, Inc.:

4.25%, 8/1/29(4)		315	267,608

5.50%, 10/15/27(4)		169	160,188

			$1,178,105

Diversified Consumer Services — 0.3%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(5)		750	$710,602

			$710,602

Diversified Financial Services — 1.8%

AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(4)		145	$145,738

Allied Universal Holdco, LLC/Allied Universal Finance Corp.:

6.625%, 7/15/26(4)		485	464,094

9.75%, 7/15/27(4)		203	176,985

Ally Financial, Inc., Series B, 4.70% to 5/15/26(7)(8)		270	196,594

Alpha Holding S.A. de CV, 9.00%, 2/10/25(4)(10)		190	2,855

American AgCredit Corp., Series QIB, 5.25% to 6/15/26(4)(7)(8)		250	229,687

Bread Financial Holdings, Inc., 4.75%, 12/15/24(4)		194	169,820

Compass Group Diversified Holdings, LLC, 5.25%, 4/15/29(4)		65	56,065

Encore Capital Group, Inc.:

4.25%, (3 mo. EURIBOR + 4.25%), 1/15/28(5)(9)	EUR	479	426,591

5.375%, 2/15/26(5)	GBP	180	180,621

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

6.25%, 5/15/26		99	95,222

6.375%, 12/15/25		120	116,767

Security	Principal Amount (000’s omitted)*		Value

Diversified Financial Services (continued)

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(4)		305	$270,274

Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(4)		343	286,062

Louvre Bidco S.A.S., 6.50%, 9/30/24(5)	EUR	310	287,546

Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(4)		160	146,667

Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.:

2.875%, 10/15/26(4)		156	130,606

3.625%, 3/1/29(4)		133	103,422

4.00%, 10/15/33(4)		30	21,026

Sherwood Financing PLC, 6.00%, 11/15/26(5)	GBP	420	352,090

VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.375%, 2/1/30(4)		256	213,150

			$4,071,882

Diversified Telecommunication Services — 0.4%

Level 3 Financing, Inc., 4.25%, 7/1/28(4)		324	$268,185

Lorca Telecom Bondco S.A., 4.00%, 9/18/27(5)	EUR	650	566,568

			$834,753

Electric Utilities — 1.4%

Dominion Energy, Inc., Series C, 4.35% to 1/15/27(7)(8)		93	$77,403

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(4)		435	418,311

FirstEnergy Corp.:

2.65%, 3/1/30		53	42,965

Series B, 4.40% to 1/15/23, 7/15/27(11)		257	241,778

Imola Merger Corp., 4.75%, 5/15/29(4)		370	319,660

NextEra Energy Operating Partners, L.P.:

4.25%, 9/15/24(4)		9	8,498

4.50%, 9/15/27(4)		205	190,952

NRG Energy, Inc.:

3.375%, 2/15/29(4)		106	88,449

3.625%, 2/15/31(4)		177	141,092

3.875%, 2/15/32(4)		195	154,157

5.25%, 6/15/29(4)		122	111,005

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(4)		199	179,435

Sempra Energy, 4.125% to 1/1/27, 4/1/52(8)		167	125,979

Southern California Edison Co., Series E, 8.639%, (3 mo. USD LIBOR + 4.199%), 12/5/22(9)		101	99,255

Southern Co. (The):

Series 21-A, 3.75% to 6/15/26, 9/15/51(8)		120	95,412

Series B, 4.00% to 10/15/25, 1/15/51(8)		56	48,831

Series B, 6.923%, (3 mo. USD LIBOR + 3.63%), 3/15/57(9)		192	191,040

TerraForm Power Operating, LLC, 5.00%, 1/31/28(4)		237	220,095

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)*		Value

Electric Utilities (continued)

Vistra Operations Co., LLC:

4.375%, 5/1/29(4)		173	$148,384

5.00%, 7/31/27(4)		232	214,425

			$3,117,126

Electronic Equipment, Instruments & Components — 0.1%

Coherent Corp., 5.00%, 12/15/29(4)		138	$118,721

Sensata Technologies B.V., 5.00%, 10/1/25(4)		57	55,356

WESCO Distribution, Inc., 7.25%, 6/15/28(4)		153	155,434

			$329,511

Entertainment — 0.9%

Caesars Entertainment, Inc.:

6.25%, 7/1/25(4)		417	$407,512

8.125%, 7/1/27(4)		56	54,558

CDI Escrow Issuer, Inc., 5.75%, 4/1/30(4)		233	210,632

Cinemark USA, Inc., 5.25%, 7/15/28(4)		206	156,892

Jacobs Entertainment, Inc., 6.75%, 2/15/29(4)		278	245,567

LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(5)(6)	EUR	542	461,994

Lottomatica SpA, 6.25%, 7/15/25(5)	EUR	200	188,121

Scientific Games International, Inc., 7.00%, 5/15/28(4)		216	209,501

SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(4)		65	55,998

			$1,990,775

Equity Real Estate Investment Trusts (REITs) — 0.2%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 4.50%, 4/1/27(4)		307	$261,846

HAT Holdings I, LLC/HAT Holdings II, LLC, 3.375%, 6/15/26(4)		200	163,052

			$424,898

Food Products — 0.6%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./ Albertsons, LLC:

4.875%, 2/15/30(4)		138	$122,807

5.875%, 2/15/28(4)		181	169,456

Darling Ingredients, Inc., 6.00%, 6/15/30(4)		110	106,024

Kraft Heinz Foods Co.:

4.375%, 6/1/46		44	34,427

5.50%, 6/1/50		34	31,209

Land O’ Lakes, Inc., 8.00%(4)(7)		235	233,288

Nomad Foods Bondco PLC, 2.50%, 6/24/28(5)	EUR	571	454,903

Pilgrim’s Pride Corp., 3.50%, 3/1/32(4)		316	242,756

			$1,394,870

Security	Principal Amount (000’s omitted)*		Value

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(7)(8)		280	$259,000

			$259,000

Health Care Equipment & Supplies — 1.6%

Centene Corp.:

2.50%, 3/1/31		311	$239,193

3.00%, 10/15/30		377	304,100

3.375%, 2/15/30		308	256,333

4.625%, 12/15/29		319	289,218

Compass Minerals International, Inc., 6.75%, 12/1/27(4)		399	375,925

LifePoint Health, Inc., 5.375%, 1/15/29(4)		110	70,433

Medline Borrower, L.P., 5.25%, 10/1/29(4)		531	414,451

ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(4)		101	86,089

Molina Healthcare, Inc.:

3.875%, 11/15/30(4)		245	208,772

3.875%, 5/15/32(4)		189	158,125

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(4)		55	43,965

Tenet Healthcare Corp.:

4.375%, 1/15/30(4)		102	85,757

6.125%, 10/1/28(4)		289	250,599

6.875%, 11/15/31		133	113,070

US Acute Care Solutions, LLC, 6.375%, 3/1/26(4)		400	363,642

Varex Imaging Corp., 7.875%, 10/15/27(4)		219	214,069

			$3,473,741

Health Care Providers & Services — 0.6%

HCA, Inc.:

5.375%, 9/1/26		270	$262,828

5.625%, 9/1/28		245	235,596

Legacy LifePoint Health, LLC, 4.375%, 2/15/27(4)		173	136,813

ModivCare, Inc., 5.875%, 11/15/25(4)		182	173,158

Tenet Healthcare Corp.:

4.625%, 9/1/24(4)		49	47,415

4.875%, 1/1/26(4)		290	274,604

5.125%, 11/1/27(4)		138	127,447

			$1,257,861

Healthcare-Products — 0.1%

Avantor Funding, Inc., 3.875%, 7/15/28(5)	EUR	150	$130,264

			$130,264

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)*		Value

Hotels, Restaurants & Leisure — 0.5%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:

3.875%, 1/15/28(4)		286	$251,915

4.375%, 1/15/28(4)		182	160,053

5.75%, 4/15/25(4)		66	65,841

Lithia Motors, Inc., 4.625%, 12/15/27(4)		91	81,108

MGM Resorts International, 4.75%, 10/15/28		184	159,956

Viking Cruises, Ltd., 5.875%, 9/15/27(4)		399	316,268

			$1,035,141

Household Products — 0.2%

Central Garden & Pet Co., 4.125%, 10/15/30		55	$45,539

Spectrum Brands, Inc., 5.50%, 7/15/30(4)		56	45,043

Tempur Sealy International, Inc., 3.875%, 10/15/31(4)		397	298,913

			$389,495

Housewares — 0.2%

ProGroup AG, 3.00%, 3/31/26(5)	EUR	460	$401,008

			$401,008

Independent Power and Renewable Electricity Producers — 0.3%

Algonquin Power & Utilities Corp., 4.75% to 1/18/27, 1/18/82(8)		113	$91,248

Calpine Corp.:

5.125%, 3/15/28(4)		273	242,642

5.25%, 6/1/26(4)		50	47,526

NRG Energy, Inc., 5.75%, 1/15/28		210	200,795

			$582,211

Industrial Conglomerates — 0.2%

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(4)		162	$146,858

Gatwick Airport Finance PLC, 4.375%, 4/7/26(5)	GBP	245	234,508

Paprec Holding S.A., 4.00%, 3/31/25(5)	EUR	115	105,409

			$486,775

Insurance — 0.7%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(4)		458	$418,564

Corebridge Financial, Inc., 6.875% to 9/15/27, 12/15/52(4)(8)		187	168,934

Galaxy Finco, Ltd., 9.25%, 7/31/27(5)	GBP	525	481,656

Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(4)(8)		216	162,291

Security	Principal Amount (000’s omitted)*		Value

Insurance (continued)

Prudential Financial, Inc., 5.125% to 11/28/31, 3/1/52(8)		60	$51,293

QBE Insurance Group, Ltd., 5.875% to 5/12/25(4)(7)(8)		222	202,653

			$1,485,391

Internet & Direct Marketing Retail — 0.1%

Arches Buyer, Inc.:

4.25%, 6/1/28(4)		82	$67,460

6.125%, 12/1/28(4)		83	64,117

Match Group Holdings II, LLC, 3.625%, 10/1/31(4)		210	160,377

			$291,954

Leisure Products — 0.7%

Carnival Corp., 5.75%, 3/1/27(4)		207	$143,824

Life Time, Inc.:

5.75%, 1/15/26(4)		199	185,578

8.00%, 4/15/26(4)		252	220,095

Lindblad Expeditions, LLC, 6.75%, 2/15/27(4)		154	137,223

NCL Corp., Ltd.:

5.875%, 3/15/26(4)		106	87,009

5.875%, 2/15/27(4)		67	59,904

7.75%, 2/15/29(4)		56	44,741

NCL Finance, Ltd., 6.125%, 3/15/28(4)		55	42,845

Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27(4)		201	193,105

Sabre GLBL, Inc., 9.25%, 4/15/25(4)		259	251,420

Viking Cruises, Ltd., 7.00%, 2/15/29(4)		104	82,663

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(4)		66	51,547

			$1,499,954

Life Sciences Tools & Services — 0.1%

W.R. Grace Holdings, LLC, 4.875%, 6/15/27(4)		245	$214,681

			$214,681

Machinery — 0.1%

IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(5)	EUR	381	$310,551

			$310,551

Media — 2.0%

Altice France S.A., 8.125%, 2/1/27(4)		458	$419,986

Audacy Capital Corp., 6.75%, 3/31/29(4)		261	74,620

Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(4)		308	222,145

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.25%, 2/1/31(4)		338	267,579

4.50%, 8/15/30(4)		343	278,955

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)*		Value

Media (continued)

CCO Holdings, LLC/CCO Holdings Capital Corp.: (continued)

4.75%, 3/1/30(4)		322	$271,177

4.75%, 2/1/32(4)		139	111,536

5.375%, 6/1/29(4)		110	98,450

6.375%, 9/1/29(4)		253	233,542

CMG Media Corp., 8.875%, 12/15/27(4)		178	151,331

CSC Holdings, LLC, 7.50%, 4/1/28(4)		200	173,647

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(4)		205	173,211

McGraw-Hill Education, Inc.:

5.75%, 8/1/28(4)		84	74,188

8.00%, 8/1/29(4)		365	311,590

National CineMedia, LLC:

5.75%, 8/15/26		189	16,310

5.875%, 4/15/28(4)		245	98,832

Outfront Media Capital, LLC/Outfront Media Capital Corp.:

4.625%, 3/15/30(4)		54	44,745

6.25%, 6/15/25(4)		137	135,272

Sirius XM Radio, Inc.:

3.125%, 9/1/26(4)		125	111,968

3.875%, 9/1/31(4)		126	101,043

5.00%, 8/1/27(4)		218	200,997

Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(5)	EUR	129	99,627

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(5)	EUR	400	343,843

Townsquare Media, Inc., 6.875%, 2/1/26(4)		141	133,388

Univision Communications, Inc., 7.375%, 6/30/30(4)		142	137,556

UPCB Finance VII, Ltd., 3.625%, 6/15/29(5)	EUR	116	97,453

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(5)	GBP	100	92,254

			$4,475,245

Metals & Mining — 1.9%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		598	$585,867

Arconic Corp., 6.125%, 2/15/28(4)		101	94,867

BWX Technologies, Inc.:

4.125%, 6/30/28(4)		159	139,357

4.125%, 4/15/29(4)		118	102,194

Centennial Resource Production, LLC, 5.375%, 1/15/26(4)		225	208,426

Cleveland-Cliffs, Inc., 6.75%, 3/15/26(4)		460	457,431

Eldorado Gold Corp., 6.25%, 9/1/29(4)		251	203,438

Freeport-McMoRan, Inc., 5.45%, 3/15/43		267	219,737

Hudbay Minerals, Inc.:

4.50%, 4/1/26(4)		204	179,473

6.125%, 4/1/29(4)		96	79,711

Security	Principal Amount (000’s omitted)*		Value

Metals & Mining (continued)

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(4)		1,024	$952,535

New Gold, Inc., 7.50%, 7/15/27(4)		491	419,442

Novelis Corp., 3.25%, 11/15/26(4)		89	78,124

Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(5)	EUR	200	162,420

Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(4)		253	222,319

TMS International Corp., 6.25%, 4/15/29(4)		196	137,752

			$4,243,093

Oil and Gas — 0.0%(3)

Petroleos Mexicanos, 6.50%, 3/13/27		100	$87,878

			$87,878

Oil, Gas & Consumable Fuels — 2.5%

Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(4)		555	$564,922

Colgate Energy Partners III, LLC:

5.875%, 7/1/29(4)		260	243,040

7.75%, 2/15/26(4)		190	189,464

CrownRock, L.P./CrownRock Finance, Inc., 5.00%, 5/1/29(4)		173	157,405

CVR Energy, Inc., 5.75%, 2/15/28(4)		439	397,942

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(7)(8)		298	294,292

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(7)(8)		145	111,737

EQT Corp.:

5.00%, 1/15/29		53	49,307

6.125%, 2/1/25		69	69,245

7.00%, 2/1/30		102	104,680

Nabors Industries, Ltd.:

7.50%, 1/15/28(4)		118	109,611

9.00%, 2/1/25(4)		151	153,333

Neptune Energy Bondco PLC, 6.625%, 5/15/25(4)		200	194,681

Occidental Petroleum Corp.:

6.20%, 3/15/40		81	78,107

6.375%, 9/1/28		93	94,607

6.45%, 9/15/36		93	92,404

6.625%, 9/1/30		254	264,635

Odebrecht Oil & Gas Finance, Ltd., 0.00%(4)(7)		862	1,508

Parkland Corp.:

4.50%, 10/1/29(4)		110	92,847

4.625%, 5/1/30(4)		202	168,529

Plains All American Pipeline, L.P., Series B, 6.125% to 12/5/22(7)(8)		97	81,528

Precision Drilling Corp.:

6.875%, 1/15/29(4)		152	140,002

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)*		Value

Oil, Gas & Consumable Fuels (continued)

Precision Drilling Corp.: (continued)

7.125%, 1/15/26(4)		99	$97,391

Shelf Drilling Holdings, Ltd.:

8.25%, 2/15/25(4)		245	206,956

8.875%, 11/15/24(4)		71	70,032

Southwestern Energy Co., 4.75%, 2/1/32		194	167,748

Sunoco, L.P./Sunoco Finance Corp.:

4.50%, 5/15/29		209	180,017

4.50%, 4/30/30		226	192,768

Tap Rock Resources, LLC, 7.00%, 10/1/26(4)		292	273,095

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:

4.00%, 1/15/32		169	138,875

4.875%, 2/1/31		37	32,692

5.50%, 3/1/30		36	33,294

Transocean Poseidon, Ltd., 6.875%, 2/1/27(4)		158	151,887

Wintershall Dea Finance 2 B.V., 2.499% to 4/20/26(5)(7)(8)	EUR	500	392,266

			$5,590,847

Paper and Forest Products — 0.0%(3)

Glatfelter Corp., 4.75%, 11/15/29(4)		31	$20,010

			$20,010

Pharmaceuticals — 0.9%

AdaptHealth, LLC:

4.625%, 8/1/29(4)		65	$54,916

5.125%, 3/1/30(4)		133	115,669

6.125%, 8/1/28(4)		310	287,137

BellRing Brands, Inc., 7.00%, 3/15/30(4)		336	318,036

Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(4)(10)		200	159,038

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(4)(10)		247	187,177

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(4)		420	393,059

Option Care Health, Inc., 4.375%, 10/31/29(4)		97	83,898

P&L Development, LLC/PLD Finance Corp., 7.75%, 11/15/25(4)		122	94,345

Perrigo Finance Unlimited Co., 4.40% to 12/15/22, 6/15/30(11)		400	335,188

			$2,028,463

Pipelines — 1.2%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.75%, 3/1/27(4)		102	$97,365

Security	Principal Amount (000’s omitted)*		Value

Pipelines (continued)

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.: (continued)

7.875%, 5/15/26(4)		109	$111,321

Cheniere Energy Partners, L.P., 4.00%, 3/1/31		519	438,231

Cheniere Energy, Inc., 4.625%, 10/15/28		239	220,969

DT Midstream, Inc., 4.125%, 6/15/29(4)		172	149,121

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(7)(8)		147	105,840

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(4)		364	310,292

6.00%, 7/1/25(4)		43	41,701

6.50%, 7/1/27(4)		116	113,383

7.50%, 6/1/30(4)		126	122,705

Kinetik Holdings, L.P., 5.875%, 6/15/30(4)		237	222,624

New Fortress Energy, Inc., 6.50%, 9/30/26(4)		382	371,306

Venture Global Calcasieu Pass, LLC, 3.875%, 8/15/29(4)		146	125,588

Western Midstream Operating, L.P.:

4.30%, 2/1/30		207	182,476

4.50%, 3/1/28		27	24,810

4.75%, 8/15/28		24	22,184

			$2,659,916

Real Estate Investment Trusts (REITs) — 0.6%

ADLER Group S.A., 2.75%, 11/13/26(5)	EUR	200	$85,978

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.75%, 9/15/30(4)		151	104,420

6.00%, 4/15/25(4)		127	121,247

Heimstaden Bostad AB, 3.00% to 10/29/27(5)(7)(8)	EUR	415	224,732

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(4)		27	23,717

4.125%, 8/15/30(4)		198	163,792

4.25%, 12/1/26(4)		300	273,642

4.50%, 9/1/26(4)		100	91,145

4.625%, 12/1/29(4)		66	57,544

5.625%, 5/1/24(4)		200	197,662

			$1,343,879

Semiconductors & Semiconductor Equipment — 0.1%

ON Semiconductor Corp., 3.875%, 9/1/28(4)		258	$227,960

			$227,960

Software — 0.5%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(4)		152	$132,050

Fair Isaac Corp., 4.00%, 6/15/28(4)		165	149,733

Minerva Merger Sub, Inc., 6.50%, 2/15/30(4)		306	239,222

Open Text Corp., 3.875%, 2/15/28(4)		37	31,745

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)*		Value

Software (continued)

Open Text Holdings, Inc., 4.125%, 2/15/30(4)		37	$29,548

Playtika Holding Corp., 4.25%, 3/15/29(4)		248	207,011

SS&C Technologies, Inc., 5.50%, 9/30/27(4)		296	275,733

			$1,065,042

Specialty Retail — 2.3%

Arko Corp., 5.125%, 11/15/29(4)		271	$214,957

Asbury Automotive Group, Inc.:

4.625%, 11/15/29(4)		27	22,274

4.75%, 3/1/30		228	187,156

5.00%, 2/15/32(4)		28	22,646

Bath & Body Works, Inc.:

6.625%, 10/1/30(4)		144	129,182

6.75%, 7/1/36		80	66,296

6.875%, 11/1/35		233	196,199

6.95%, 3/1/33		168	138,566

7.60%, 7/15/37		75	59,427

9.375%, 7/1/25(4)		31	32,202

Dave & Buster’s, Inc., 7.625%, 11/1/25(4)		457	456,408

Dufry One B.V., 3.375%, 4/15/28(5)	EUR	479	391,547

eG Global Finance PLC, 6.25%, 10/30/25(5)	EUR	150	128,789

Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(4)		100	87,156

Group 1 Automotive, Inc., 4.00%, 8/15/28(4)		203	167,220

IRB Holding Corp., 7.00%, 6/15/25(4)		98	98,058

Ken Garff Automotive, LLC, 4.875%, 9/15/28(4)		155	128,915

LCM Investments Holdings II, LLC, 4.875%, 5/1/29(4)		257	217,457

Lithia Motors, Inc., 3.875%, 6/1/29(4)		86	69,529

Midco GB SASU, 7.75%, (7.75% cash or 8.50% PIK), 11/1/27(5)(6)	EUR	285	266,555

Patrick Industries, Inc., 7.50%, 10/15/27(4)		30	27,631

PetSmart, Inc./PetSmart Finance Corp.:

4.75%, 2/15/28(4)		250	228,752

7.75%, 2/15/29(4)		264	248,453

Punch Finance PLC, 6.125%, 6/30/26(5)	GBP	340	341,239

Sonic Automotive, Inc.:

4.625%, 11/15/29(4)		172	135,164

4.875%, 11/15/31(4)		143	108,169

SRS Distribution, Inc., 6.00%, 12/1/29(4)		141	115,296

Suburban Propane Partners, L.P./Suburban Energy

Finance Corp., 5.00%, 6/1/31(4)		135	113,804

Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(4)		254	215,920

Security	Principal Amount (000’s omitted)*		Value

Specialty Retail (continued)

Victoria’s Secret & Co., 4.625%, 7/15/29(4)		261	$208,260

Yum! Brands, Inc., 3.625%, 3/15/31		340	273,547

			$5,096,774

Technology Hardware, Storage & Peripherals — 0.6%

Almaviva-The Italian Innovation Co. SpA, 4.875%, 10/30/26(5)	EUR	305	$271,746

Booz Allen Hamilton, Inc.:

3.875%, 9/1/28(4)		410	361,989

4.00%, 7/1/29(4)		97	84,920

NCR Corp.:

5.125%, 4/15/29(4)		22	18,512

5.25%, 10/1/30(4)		17	13,756

Presidio Holdings, Inc., 8.25%, 2/1/28(4)		158	140,843

Science Applications International Corp., 4.875%, 4/1/28(4)		260	237,107

Seagate HDD Cayman:

3.125%, 7/15/29		139	102,980

3.375%, 7/15/31		56	40,052

			$1,271,905

Telecommunications — 1.3%

Altice France Holding S.A., 10.50%, 5/15/27(4)		200	$156,286

Ciena Corp., 4.00%, 1/31/30(4)		117	99,054

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(4)		421	396,435

Sprint Capital Corp., 6.875%, 11/15/28		305	315,214

Sprint Corp., 7.875%, 9/15/23		375	381,654

Telecom Italia SpA:

1.625%, 1/18/29(5)	EUR	170	121,923

2.75%, 4/15/25(5)	EUR	140	126,999

4.00%, 4/11/24(5)	EUR	200	192,812

T-Mobile USA, Inc.:

2.25%, 2/15/26		132	118,719

2.625%, 2/15/29		165	136,661

2.875%, 2/15/31		99	79,816

4.75%, 2/1/28		170	161,160

Viasat, Inc., 5.625%, 4/15/27(4)		61	56,508

Vodafone Group PLC:

2.625% to 5/27/26, 8/27/80(5)(8)	EUR	220	190,524

4.875% to 7/3/25, 10/3/78(5)(8)	GBP	215	219,320

Wp/ap Telecom Holdings III B.V., 5.50%, 1/15/30(5)	EUR	259	199,571

			$2,952,656

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)*	Value

Transportation — 0.2%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(4)	249	$222,687

Seaspan Corp., 5.50%, 8/1/29(4)	213	164,593

		$387,280

Wireless Telecommunication Services — 0.3%

Altice France S.A., 5.50%, 10/15/29(4)	200	$152,885

Iliad Holding SASU, 6.50%, 10/15/26(4)	258	239,344

Sprint Corp., 7.625%, 3/1/26	157	164,125

		$556,354

Total Corporate Bonds (identified cost $96,436,330)		$81,151,495

Exchange-Traded Funds — 0.1%
Security	Shares	Value

Equity Funds — 0.1%

Global X U.S. Preferred ETF	3,235	$63,503

iShares Preferred & Income Securities ETF	2,402	73,285

Total Exchange-Traded Funds (identified cost $167,497)		$136,788

Preferred Stocks — 1.1%
Security	Shares	Value

Banks — 0.1%

Farm Credit Bank of Texas, 6.75% to 9/15/23(4)(8)	669	$66,733

First Republic Bank:

Series M, 4.00%	6,280	94,263

Series N, 4.50%	2,083	35,077

JPMorgan Chase & Co., Series LL, 4.625%	4,150	76,941

Wells Fargo & Co., Series L, 7.50% (Convertible)	23	26,807

		$299,821

Capital Markets — 0.1%

Affiliated Managers Group, Inc., 4.75%	5,486	$93,756

KKR Group Finance Co. IX, LLC, 4.625%	7,175	125,060

Stifel Financial Corp., Series D, 4.50%	4,600	74,474

		$293,290

Electric Utilities — 0.1%

Brookfield BRP Holdings Canada, Inc., 4.625%	7,000	$101,990

Security	Shares	Value

Electric Utilities (continued)

SCE Trust III, Series H, 5.75% to 3/15/24(8)	4,892	$94,611

SCE Trust IV, Series J, 5.375% to 9/15/25(8)	1,911	34,283

SCE Trust V, Series K, 5.45% to 3/15/26(8)	3,551	68,108

SCE Trust VI, 5.00%	357	6,123

		$305,115

Equity Real Estate Investment Trusts (REITs) — 0.0%(3)

SITE Centers Corp., Series A, 6.375%	4,730	$94,884

		$94,884

Insurance — 0.1%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(8)	5,959	$138,011

Arch Capital Group, Ltd., Series G, 4.55%	7,143	125,431

		$263,442

Oil, Gas & Consumable Fuels — 0.2%

NuStar Energy, L.P., Series B, 9.126%, (3 mo. USD LIBOR + 5.643%)(9)	15,478	$328,753

		$328,753

Pipelines — 0.1%

Energy Transfer, L.P.:

Series C, 7.375% to 5/15/23(8)	3,000	$67,200

Series E, 7.60% to 5/15/24(8)	4,970	114,459

		$181,659

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P.:

Series A, 5.75%	6,429	$97,271

Series A2, 6.375%	8,191	133,513

		$230,784

Telecommunications — 0.1%

United States Cellular Corp., 5.50%	11,360	$193,915

		$193,915

Trading Companies & Distributors — 0.2%

WESCO International, Inc., Series A, 10.625% to 6/22/25(8)	12,788	$345,276

		$345,276

Total Preferred Stocks (identified cost $3,239,078)		$2,536,939

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Senior Floating-Rate Loans — 1.2%(12)
Borrower/Description	Principal Amount (000’s omitted)	Value

Airlines — 0.3%

Air Canada, Term Loan, 6.421%, (3 mo. USD LIBOR + 3.50%), 8/11/28	$203	$199,060

Mileage Plus Holdings, LLC, Term Loan, 8.777%, (3 mo. USD LIBOR + 5.25%), 6/21/27	405	414,253

		$613,313

Health Care — 0.0%(3)

Pluto Acquisition I, Inc.Term Loan, 6.076%, (3 mo. USD LIBOR + 4.00%), 6/22/26	$140	$121,937

		$121,937

Health Care Technology — 0.1%

Verscend Holding Corp., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 8/27/25	$247	$243,845

		$243,845

Hotels, Restaurants & Leisure — 0.1%

Spectacle Gary Holdings, LLC, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 11/19/28	$206	$198,540

		$198,540

IT Services — 0.1%

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.42%, (3 mo. USD LIBOR + 8.75%), 5.17% cash, 7.25% PIK, 2/28/25	$231	$229,085

		$229,085

Leisure Products — 0.1%

Peloton Interactive, Inc.Term Loan, 8.346%, (SOFR + 6.50%), 5/25/27	$140	$135,693

		$135,693

Pharmaceuticals — 0.2%

Jazz Financing Lux S.a.r.l., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/5/28	$373	$369,057

		$369,057

Software — 0.0%(3)

GoTo Group, Inc., Term Loan, 8.322%, (1 mo. USD LIBOR + 4.75%), 8/31/27(13)	$0	$63

Borrower/Description	Principal Amount (000’s omitted)	Value

Software (continued)

Riverbed Technology, Inc., Term Loan, 11.20%, (1 mo. USD LIBOR + 8.00%), 9.20% cash, 2.00% PIK, 12/7/26	$136	$52,863

		$52,926

Specialty Retail — 0.2%

PetSmart, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 3.75%), 2/11/28	$382	$368,707

		$368,707

Trading Companies & Distributors — 0.1%

Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28	$295	$261,316

		$261,316

Total Senior Floating-Rate Loans (identified cost $2,732,298)		$2,594,419

Miscellaneous — 0.0%(3)
Security	Principal Amount	Value

Diversified Financial Services — 0.0%

Alpha Holding S.A., Escrow Certificates(1)(14)	$400,000	$0

		$0

Transportation — 0.0%(3)

Hertz Corp., Escrow Certificates(1)	$58,000	$4,350

Hertz Corp., Escrow Certificates(1)	110,000	1,375

		$5,725

Total Miscellaneous (identified cost $44,604)		$5,725

33	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Short-Term Investments — 0.6%
Security	Shares	Value

Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(15)	1,319,217	$1,319,217

Total Short-Term Investments (identified cost $1,319,217)		$1,319,217

Total Investments — 98.5% (identified cost $201,572,701)		$218,105,491

Other Assets, Less Liabilities — 1.5%		$3,284,236

Net Assets — 100.0%		$221,389,727

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Non-income producing security.

(2)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(3)	Amount is less than 0.05%.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $48,921,259 or 22.1% of the Portfolio’s net assets.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $15,397,945 or 7.0% of the Portfolio’s net assets.

(6)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(8)	Security converts to variable rate after the indicated fixed-rate coupon period.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.

(10)	Issuer is in default with respect to interest and/or principal payments.

(11)	Multi-step coupon security. Interest rate represents the rate in effect at October 31, 2022.
(12)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”).Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(13)	Principal amount is less than $500.

(14)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(15)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

34	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Portfolio of Investments — continued

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	69.1%	$150,789,755

United Kingdom	8.2	17,909,463

France	4.2	9,108,616

Spain	2.6	5,599,708

Switzerland	2.1	4,526,296

Germany	1.9	4,062,401

Canada	1.7	3,820,901

Japan	1.5	3,321,462

Netherlands	1.5	3,210,231

Denmark	1.2	2,624,120

Luxembourg	1.1	2,357,771

Australia	0.9	2,053,198

Italy	0.6	1,382,003

India	0.5	1,195,053

Taiwan	0.5	1,110,670

Hong Kong	0.5	1,104,564

Sweden	0.5	1,076,396

United Arab Emirates	0.5	987,590

Bermuda	0.4	884,769

Mexico	0.1	255,223

Poland	0.1	248,393

Turkey	0.1	203,438

Ireland	0.1	135,174

Brazil	0.0 (1)	1,508

Exchange-Traded Funds	0.1	136,788

Total Investments	100.0%	$218,105,491

(1) Amount is less than 0.05%.

Abbreviations:

ADR	–	American Depositary Receipt

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PC	–	Participation Certificate

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

35	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Unaffiliated investments, at value (identified cost $200,253,484)	$216,786,274

Affiliated investment, at value (identified cost $1,319,217)	1,319,217

Foreign currency, at value (identified cost $24,225)	24,167

Interest and dividends receivable	1,356,945

Dividends receivable from affiliated investment	4,016

Receivable for investments sold	1,377,062

Tax reclaims receivable	999,680

Total assets	$221,867,361

Liabilities

Payable for investments purchased	$139,664

Due to custodian	69,156

Payable to affiliate:

Investment adviser fee	97,620

Trustees’ fees	1,490

Accrued foreign capital gains taxes	31,836

Accrued expenses	137,868

Total liabilities	$477,634

Net Assets applicable to investors’ interest in Portfolio	$221,389,727

36	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income (net of foreign taxes withheld of $720,176)	$5,920,030

Dividend income from affiliated investments	20,231

Interest income (net of foreign taxes withheld of $6,360)	5,756,552

Other income	355,618

Total investment income	$12,052,431

Expenses

Investment adviser fee	$1,442,542

Trustees’ fees and expenses	16,949

Custodian fee	141,327

Legal and accounting services	72,659

Miscellaneous	18,325

Total expenses	$1,691,802

Deduct:

Waiver and/or reimbursement of expenses by affiliate	$1,373

Total expense reductions	$1,373

Net expenses	$1,690,429

Net investment income	$10,362,002

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment transactions (net of foreign capital gains taxes of $3,123)	$(3,582,980)

Investment transactions - affiliated investment	315,268

Futures contracts	(1,114,142)

Foreign currency transactions	(146,038)

Forward foreign currency exchange contracts	10,666

Net realized loss	$(4,517,226)

Change in unrealized appreciation (depreciation):

Investments (including net increase in accrued foreign capital gains taxes of $31,836)	$(56,235,365)

Investments - affiliated investment	(198,834)

Foreign currency	(184,767)

Forward foreign currency exchange contracts	(1,059)

Net change in unrealized appreciation (depreciation)	$(56,620,025)

Net realized and unrealized loss	$(61,137,251)

Net decrease in net assets from operations	$(50,775,249)

37	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$10,362,002	$9,077,852

Net realized gain (loss)	(4,517,226)	14,965,170 (1)

Net change in unrealized appreciation (depreciation)	(56,620,025)	51,333,373

Net increase (decrease) in net assets from operations	$(50,775,249)	$75,376,395

Capital transactions:

Contributions	$6,061,895	$13,442,582

Withdrawals	(40,558,475)	(45,523,591)

Portfolio transaction fee	116,357	154,785

Net decrease in net assets from capital transactions	$(34,380,223)	$(31,926,224)

Net increase (decrease) in net assets	$(85,155,472)	$43,450,171

Net Assets

At beginning of year	$306,545,199	$263,095,028

At end of year	$221,389,727	$306,545,199

(1)	Includes $2,723,051 of net realized gains from redemptions in-kind.

38	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2022

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022		2021	2020	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses	0.64	%(1)	0.65%	0.66%	0.70%	0.75%

Net investment income	3.94%		3.01%	4.12%	4.72%	3.47%

Portfolio Turnover	59%		60%	118%	86%	102%

Total Return	(17.42)%		29.74%	2.64%	11.57%	(1.00)%

Net assets, end of year (000’s omitted)	$221,390		$306,545	$263,095	$302,020	$323,437

(1)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

39

Global Income Builder Portfolio

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 99.5% and 0.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

40

Global Income Builder Portfolio

October 31, 2022

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2022, the Portfolio received approximately $355,000 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Futures Contracts — Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

41

Global Income Builder Portfolio

October 31, 2022

Notes to Financial Statements — continued

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

L  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.550%

$500 million but less than $1 billion	0.525%

$1 billion but less than $2.5 billion	0.500%

$2.5 billion and over	0.475%

For the year ended October 31, 2022, the Portfolio’s investment adviser fee amounted to $1,442,542 or 0.55% of the Portfolio’s average daily net assets.

Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $1,373 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM, an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $150,707,015 and $175,955,302, respectively, for the year ended October 31, 2022.

42

Global Income Builder Portfolio

October 31, 2022

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$203,265,441

Gross unrealized appreciation	$35,350,154

Gross unrealized depreciation	(20,510,104)

Net unrealized appreciation	$14,840,050

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2022, there were no obligations outstanding under these financial instruments.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Equity Price Risk: During the year ended October 31, 2022, the Portfolio entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, during the year ended October 31, 2022, the Portfolio entered into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2022, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

43

Global Income Builder Portfolio

October 31, 2022

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2022 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$(1,114,142)	$—

Foreign Exchange	Forward foreign currency exchange contracts	10,666	(1,059)

Total		$(1,103,476)	$(1,059)

(1)	Statement of Operations location: Net realized gain (loss): Futures contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$5,900,000	$5,803,000	$128,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2022.

44

Global Income Builder Portfolio

October 31, 2022

Notes to Financial Statements — continued

7  Investments in Affiliated Issuers and Funds

The Portfolio invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2022, the value of the Portfolio’s investment in affiliated issuers and funds was $1,319,217, which represents 0.6% of the Portfolio’s net assets. Transactions in affiliated issuers and funds by the Portfolio for the year ended October 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period

Common Stocks

Mitsubishi UFJ Financial Group, Inc.	$1,471,139	$—	$(1,587,520)	$315,215	$(198,834)	$—	$—	—

Short-Term Investments

Cash Reserves Fund	1,432,849	37,244,468	(38,677,370)	53	—	—	1,407	—

Liquidity Fund	—	44,728,085	(43,408,868)	—	—	1,319,217	18,824	1,319,217

Total				$315,268	$(198,834)	$1,319,217	$20,231

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks:

Communication Services	$8,826,164	$1,450,639		$—	$10,276,803

Consumer Discretionary	7,094,964	6,641,318		—	13,736,282

Consumer Staples	5,353,378	5,628,815		—	10,982,193

Energy	7,468,951	—		—	7,468,951

Financials	8,860,762	5,349,039		—	14,209,801

Health Care	11,919,584	10,366,266		—	22,285,850

Industrials	5,832,667	9,121,699		—	14,954,366

Information Technology	23,556,745	6,393,598		—	29,950,343

Materials	3,819	1,296,120		—	1,299,939

Real Estate	1,074,625	—		—	1,074,625

Utilities	2,045,598	1,612,369		—	3,657,967

Total Common Stocks	$82,037,257	$47,859,863	**	$—	$129,897,120

Convertible Bonds	$—	$302,026		$—	$302,026

Convertible Preferred Stocks	159,282	2,480		—	161,762

Corporate Bonds	—	81,151,495		—	81,151,495

45

Global Income Builder Portfolio

October 31, 2022

Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total

Exchange-Traded Funds	$136,788	$—	$—	$136,788

Preferred Stocks:

Communication Services	193,915	—	—	193,915

Energy	510,412	—	—	510,412

Financials	789,820	66,733	—	856,553

Industrials	345,276	—	—	345,276

Real Estate	325,668	—	—	325,668

Utilities	305,115	—	—	305,115

Total Preferred Stocks	$2,470,206	$66,733	$—	$2,536,939

Senior Floating-Rate Loans	$—	$2,594,419	$—	$2,594,419

Miscellaneous	—	5,725	0	5,725

Short-Term Investments	1,319,217	—	—	1,319,217

Total Investments	$86,122,750	$131,982,741	$0	$218,105,491

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

46

Global Income Builder Portfolio

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

47

Eaton Vance

Global Income Builder Fund

October 31, 2022

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•

The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

48

Eaton Vance

Global Income Builder Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;

•	Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•

Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;

•

Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;

•

The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Income Builder Fund (the “Fund”), as well as the investment advisory agreement between Global Income Builder Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (the “Adviser”), and the sub-advisory agreement between the Adviser and Eaton Vance Advisers International Ltd.

49

Eaton Vance

Global Income Builder Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

(the “Sub-adviser”), an affiliate of Eaton Vance Management, with respect to the Fund, as well as the sub-advisory agreement between the Adviser and the Sub-adviser with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements and the sub-advisory agreements for the Fund and the Portfolio (collectively, the “investment advisory agreements”).

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the investment strategies of the Fund and the Portfolio. The Board also considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including investing in both U.S. and foreign common stocks. In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

The Board noted that under the terms of the investment advisory agreement of the Fund, the Adviser may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which the Adviser receives an advisory fee from the Portfolio.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary benchmark and blended benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

50

Eaton Vance

Global Income Builder Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund and the Portfolio currently share in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

51

Eaton Vance

Global Income Builder Fund

October 31, 2022

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

52

Eaton Vance

Global Income Builder Fund

October 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance Fund Complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Alan C. Bowser(1) 1962	Trustee	Since 2022

Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).

Other Directorships. None.

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

53

Eaton Vance

Global Income Builder Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	Since 2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

54

Eaton Vance

Global Income Builder Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

55

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

56

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

57

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

58

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Global Income Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634    10.31.22

Eaton Vance

Floating-Rate Fund

Annual Report

October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022

Eaton Vance

Floating-Rate Fund

Eaton Vance

Floating-Rate Fund

October 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

Amid increasing global concerns about inflation and rising interest rates, compounded by the economic fallout from Russia’s invasion of Ukraine, senior loans displayed their value as a portfolio diversifier by outperforming most U.S. fixed-income asset classes during the 12-month period ended October 31, 2022.

Although returns for the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), a broad measure of the asset class, were negative at -1.78% during the period, senior loans generally outperformed corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds -- and even outperformed the broad equity market S&P 500® Index.

In the opening month of the period, November 2021, a new COVID-19 variant caused equity and fixed-income prices to plummet worldwide. In contrast, senior loans rallied during the next two months. The ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for the senior loan asset class.

In February 2022, however, the economic impact of Russia’s invasion of Ukraine became a tipping point for loan performance. While the U.S. Federal Reserve’s projection of multiple rate increases in 2022 was generally viewed as a positive sign for floating-rate loans, investors began to worry about the negative effects of supply-chain disruptions, higher commodity and labor expenses, rising debt service costs on loan issuers, and the potential for recession in both the U.S. and global economies.

Manifesting investor concerns, higher quality loans began to outperform lower quality loans. Loan prices, which had risen earlier in the period, declined each month from February through June 2022. After a brief summer rally amid hope that inflationary and recessionary fears were subsiding, loan prices resumed their downward slide in September before recovering modestly in October. While mutual fund inflows for floating-rate loans continued through April, flows turned negative in May and remained negative the rest of the period -- although demand for collateralized loan obligations from institutional investors stayed positive throughout the period. By period-end, loan prices had fallen to $92.20 from $98.55 at the start of the period.

Issuer fundamentals, however, remained a bright spot for senior loans during the period. While the trailing 12-month default rate inched higher -- from 0.20% at the beginning of the period to 0.83% at period-end -- it remained well below the market’s long-term average of 3.20%.

For the period as a whole, higher quality loans outperformed lower quality issues, with BBB-, BB-, B-, CCC- and D-rated (defaulted) loans within the Index returning 1.98%, 1.36%, -2.42%, -10.66%, and -37.83%, respectively.

Fund Performance

For the 12-month period ended October 31, 2022, Eaton Vance Floating-Rate Fund (the Fund) returned -3.78% for Class A shares at net asset value (NAV), underperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), which returned -1.78%.

The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund’s out-of-Index allocation to secured high yield bonds was the principal detractor from performance versus the Index, as floating-rate loans outperformed their fixed-rate counterparts in the bond market during the period.

The Fund’s underweight position in BBB-rated loans -- the highest credit-rating category within the Index and best-performing category during the period -- hurt performance relative to the Index as well.

In contrast, contributors to Fund performance versus the Index included the Fund’s cash position during a period of negative loan performance, and an underweight position in CCC-rated loans, which underperformed the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2022

Performance

Portfolio Manager(s) Andrew N. Sveen, CFA, Ralph H. Hinckley, Jr., CFA and Jake T. Lemle, CFA

% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Advisers Class at NAV	02/07/2001	02/07/2001	(3.70)%	1.91%	2.76%
Class A at NAV	05/05/2003	02/07/2001	(3.78)	1.91	2.76
Class A with 3.25% Maximum Sales Charge	—	—	(6.94)	1.24	2.41
Class C at NAV	02/01/2001	02/07/2001	(4.43)	1.15	2.15

Class C with 1% Maximum Deferred Sales Charge	—	—	(5.35)	1.15	2.15
Class I at NAV	01/30/2001	02/07/2001	(3.57)	2.16	3.01
Class R6 at NAV	12/01/2016	02/07/2001	(3.51)	2.22	3.05

Morningstar® LSTA® US Leveraged Loan IndexSM	—	—	(1.78)%	3.07%	3.61%

% Total Annual Operating Expense Ratios[3]	Advisers Class	Class A	Class C	Class I	Class R6

	1.03%	1.03%	1.79%	0.78%	0.73%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Advisers Class	$10,000	10/31/2012	$13,136	N.A.
Class C	$10,000	10/31/2012	$12,375	N.A.

Class I, at minimum investment	$1,000,000	10/31/2012	$1,345,390	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2012	$6,755,905	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2022

Fund Profile

Top 10 Issuers (% of total investments)1

Numericable Group SA	0.9%

Finastra USA, Inc.	0.9

Carnival Corporation	0.9

Virgin Media SFA Finance Limited	0.9

Ultimate Software Group Inc. (The)	0.8

Uber Technologies, Inc.	0.8

ICON Luxembourg S.a.r.l.	0.8

Delta 2 (LUX) S.a.r.l.	0.8

Hyland Software, Inc.	0.8

American Airlines, Inc.	0.8

Total	8.4%

Top 10 Sectors (% of total investments)1

Software	15.3%

Health Care	5.0

Diversified Telecommunication Services	4.6

Hotels, Restaurants & Leisure	4.3

Machinery	3.8

Capital Markets	3.6

Chemicals	3.5

IT Services	3.4

Trading Companies & Distributors	2.6

Commercial Services & Supplies	2.6

Total	48.7%

Credit Quality (% of bonds, loans and asset-backed securities)2

Footnotes:

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[1]	Excludes cash and cash equivalents.

[2]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

4

Eaton Vance

Floating-Rate Fund

October 31, 2022

Endnotes and Additional Disclosures

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]

Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Prior to August 29, 2022, the index name was S&P/LSTA Leveraged Loan Index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[3]

Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices.

5

Eaton Vance

Floating-Rate Fund

October 31, 2022

Fund Expenses

Example

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$966.80	$5.11	1.03%
Class A	$1,000.00	$966.50	$5.06	1.02%
Class C	$1,000.00	$963.10	$8.76	1.77%
Class I	$1,000.00	$968.00	$3.82	0.77%
Class R6	$1,000.00	$968.40	$3.57	0.72%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.01	$5.24	1.03%
Class A	$1,000.00	$1,020.06	$5.19	1.02%
Class C	$1,000.00	$1,016.28	$9.00	1.77%
Class I	$1,000.00	$1,021.32	$3.92	0.77%
Class R6	$1,000.00	$1,021.58	$3.67	0.72%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost $7,578,910,792)	$6,832,942,521

Receivable for Fund shares sold	23,247,015

Total assets	$6,856,189,536

Liabilities

Payable for Fund shares redeemed	$47,935,273

Distributions payable	8,363,668

Payable to affiliates:

Administration fee	884,089

Distribution and service fees	267,168

Trustees’ fees	42

Accrued expenses	964,174

Total liabilities	$58,414,414

Net Assets	$6,797,775,122

Sources of Net Assets

Paid-in capital	$8,085,598,393

Accumulated loss	(1,287,823,271)

Net Assets	$6,797,775,122

Advisers Class Shares

Net Assets	$77,083,802

Shares Outstanding	9,461,375
Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.15

Class A Shares
Net Assets	$707,665,671
Shares Outstanding	83,941,153
Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.43
Maximum Offering Price Per Share

(100 ÷ 96.75 of net asset value per share)	$8.71

Class C Shares
Net Assets	$117,293,551
Shares Outstanding	14,410,674
Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.14

Class I Shares
Net Assets	$5,269,963,119
Shares Outstanding	646,343,525
Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.15

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2022

Statement of Assets and Liabilities — continued

Class R6 Shares	October 31, 2022

Net Assets	$625,768,979

Shares Outstanding	76,680,434
Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.16

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income allocated from Portfolio	$5,000,383

Interest and other income allocated from Portfolio	394,008,621

Expenses allocated from Portfolio	(43,621,987)

Total investment income from Portfolio	$355,387,017

Expenses

Administration fee	$12,133,800

Distribution and service fees:

Advisers Class	319,127

Class A	1,886,021

Class C	1,296,893

Trustees’ fees and expenses	500

Custodian fee	62,000

Transfer and dividend disbursing agent fees	4,229,535

Legal and accounting services	153,633

Printing and postage	335,347

Registration fees	605,180

Miscellaneous	64,125

Total expenses	$21,086,161

Net investment income	$334,300,856

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss):

Investment transactions	$(100,746,454)

Foreign currency transactions	5,950,960

Forward foreign currency exchange contracts	145,813,239

Net realized gain	$51,017,745

Change in unrealized appreciation (depreciation):

Investments	$(695,659,431)

Foreign currency	(1,776,533)

Forward foreign currency exchange contracts	(8,441,270)

Net change in unrealized appreciation (depreciation)	$(705,877,234)

Net realized and unrealized loss	$(654,859,489)

Net decrease in net assets from operations	$(320,558,633)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$334,300,856	$205,426,900

Net realized gain	51,017,745	7,933,834

Net change in unrealized appreciation (depreciation)	(705,877,234)	196,624,576

Net increase (decrease) in net assets from operations	$(320,558,633)	$409,985,310

Distributions to shareholders:

Advisers Class	$(4,757,274)	$(3,098,199)

Class A	(30,066,757)	(22,475,238)

Class C	(4,158,164)	(3,595,437)

Class I	(264,847,517)	(160,896,994)

Class R6	(32,476,524)	(18,056,729)

Total distributions to shareholders	$(336,306,236)	$(208,122,597)

Transactions in shares of beneficial interest:

Advisers Class	$(70,541,874)	$59,719,360

Class A	15,620,342	66,358,024

Class C	(7,659,273)	(60,673,387)

Class I	(205,000,386)	2,273,958,785

Class R6	(28,806,651)	315,209,426

Net increase (decrease) in net assets from Fund share transactions	$(296,387,842)	$2,654,572,208
Net increase (decrease) in net assets	$(953,252,711)	$2,856,434,921

Net Assets

At beginning of year	$7,751,027,833	$4,894,592,912

At end of year	$6,797,775,122	$7,751,027,833

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2022

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.810		$8.470	$8.740	$9.050	$9.010

Income (Loss) From Operations

Net investment income(1)	$0.318		$0.268	$0.321	$0.411	$0.357

Net realized and unrealized gain (loss)	(0.639)		0.345	(0.267)	(0.310)	0.036

Total income (loss) from operations	$(0.321)		$0.613	$0.054	$0.101	$0.393

Less Distributions

From net investment income	$(0.339)		$(0.273)	$(0.324)	$(0.411)	$(0.353)

Total distributions	$(0.339)		$(0.273)	$(0.324)	$(0.411)	$(0.353)

Net asset value — End of year	$8.150		$8.810	$8.470	$8.740	$9.050

Total Return(2)	(3.70)%		7.30%	0.70%	1.16%	4.44%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$77,084		$157,768	$94,411	$364,983	$556,125

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.01	%(4)	1.03%	1.08%	1.03%	1.02%

Net investment income	3.70%		3.05%	3.78%	4.63%	3.95%

Portfolio Turnover of the Portfolio	27%		26%	28%	16%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2022

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$9.120		$8.770	$9.050	$9.360	$9.310

Income (Loss) From Operations

Net investment income(1)	$0.349		$0.278	$0.322	$0.425	$0.365

Net realized and unrealized gain (loss)	(0.688)		0.354	(0.268)	(0.310)	0.050

Total income (loss) from operations	$(0.339)		$0.632	$0.054	$0.115	$0.415

Less Distributions

From net investment income	$(0.351)		$(0.282)	$(0.334)	$(0.425)	$(0.365)

Total distributions	$(0.351)		$(0.282)	$(0.334)	$(0.425)	$(0.365)

Net asset value — End of year	$8.430		$9.120	$8.770	$9.050	$9.360

Total Return(2)	(3.78)%		7.27%	0.79%	1.17%	4.42%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$707,666		$751,136	$658,206	$788,125	$984,812

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.01	%(4)	1.03%	1.07%	1.02%	1.02%

Net investment income	3.96%		3.06%	3.68%	4.63%	3.90%

Portfolio Turnover of the Portfolio	27%		26%	28%	16%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2022

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.800		$8.470	$8.730	$9.040	$8.990

Income (Loss) From Operations

Net investment income(1)	$0.271		$0.203	$0.251	$0.343	$0.285

Net realized and unrealized gain (loss)	(0.656)		0.334	(0.251)	(0.308)	0.050

Total income (loss) from operations	$(0.385)		$0.537	$—	$0.035	$0.335

Less Distributions

From net investment income	$(0.275)		$(0.207)	$(0.260)	$(0.345)	$(0.285)

Total distributions	$(0.275)		$(0.207)	$(0.260)	$(0.345)	$(0.285)

Net asset value — End of year	$8.140		$8.800	$8.470	$8.730	$9.040

Total Return(2)	(4.43)%		6.38%	0.06%	0.40%	3.66%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$117,294		$135,213	$189,138	$328,577	$585,693

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.76	%(4)	1.79%	1.82%	1.78%	1.77%

Net investment income	3.18%		2.32%	2.97%	3.86%	3.15%

Portfolio Turnover of the Portfolio	27%		26%	28%	16%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2022

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.820		$8.480	$8.750	$9.060	$9.010

Income (Loss) From Operations

Net investment income(1)	$0.356		$0.289	$0.335	$0.433	$0.377

Net realized and unrealized gain (loss)	(0.665)		0.346	(0.260)	(0.309)	0.049

Total income (loss) from operations	$(0.309)		$0.635	$0.075	$0.124	$0.426

Less Distributions

From net investment income	$(0.361)		$(0.295)	$(0.345)	$(0.434)	$(0.376)

Total distributions	$(0.361)		$(0.295)	$(0.345)	$(0.434)	$(0.376)

Net asset value — End of year	$8.150		$8.820	$8.480	$8.750	$9.060

Total Return(2)	(3.57)%		7.56%	0.95%	1.41%	4.81%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,269,963		$5,988,270	$3,565,898	$4,985,629	$7,450,507

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.76	%(4)	0.78%	0.82%	0.77%	0.77%

Net investment income	4.18%		3.29%	3.95%	4.88%	4.17%

Portfolio Turnover of the Portfolio	27%		26%	28%	16%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2022

Financial Highlights — continued

	Class R6

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.830		$8.490	$8.760	$9.060	$9.020

Income (Loss) From Operations

Net investment income(1)	$0.358		$0.293	$0.335	$0.437	$0.382

Net realized and unrealized gain (loss)	(0.662)		0.347	(0.254)	(0.299)	0.039

Total income (loss) from operations	$(0.304)		$0.640	$0.081	$0.138	$0.421

Less Distributions

From net investment income	$(0.366)		$(0.300)	$(0.351)	$(0.438)	$(0.381)

Total distributions	$(0.366)		$(0.300)	$(0.351)	$(0.438)	$(0.381)

Net asset value — End of year	$8.160		$8.830	$8.490	$8.760	$9.060

Total Return(2)	(3.51)%		7.61%	1.01%	1.57%	4.75%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$625,769		$718,642	$386,940	$399,233	$251,945

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.71	%(4)	0.73%	0.76%	0.72%	0.72%

Net investment income	4.19%		3.34%	3.97%	4.92%	4.22%

Portfolio Turnover of the Portfolio	27%		26%	28%	16%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (84.3% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

16

Eaton Vance

Floating-Rate Fund

October 31, 2022

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Year Ended October 31,
	2022	2021

Ordinary income	$336,306,236	$208,122,597

During the year ended October 31, 2022, accumulated loss was increased by $13,335,940 and paid-in capital was increased by $13,335,940 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$6,403,552

Deferred capital losses	(544,665,987)

Net unrealized depreciation	(741,197,168)

Distributions payable	(8,363,668)

Accumulated loss	$(1,287,823,271)

At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $544,665,987 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $67,087,023 are short-term and $477,578,964 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.5750%

$1 billion but less than $2 billion	0.5250%

$2 billion but less than $5 billion	0.4900%

$5 billion but less than $10 billion	0.4600%

$10 billion but less than $15 billion	0.4350%

$15 billion but less than $20 billion	0.4150%

$20 billion but less than $25 billion	0.4000%

$25 billion and over	0.3900%

17

Eaton Vance

Floating-Rate Fund

October 31, 2022

Notes to Financial Statements — continued

For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For year ended October 31, 2022, the administration fee amounted to $12,133,800. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $260,107 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $31,174 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2022 in the amount of $21,080. EVD also received distribution and service fees from Advisers Class, Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $319,127 for Advisers Class shares and $1,886,021 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $972,670 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $324,223 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $187,000 and $22,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2022, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,658,368,424 and $2,280,876,910, respectively.

18

Eaton Vance

Floating-Rate Fund

October 31, 2022

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Advisers Class

Sales	3,644,668	$31,551,820	9,979,684	$87,888,506

Issued to shareholders electing to receive payments of distributions in Fund shares	554,744	4,711,807	346,535	3,040,979

Redemptions	(12,641,510)	(106,805,501)	(3,564,017)	(31,210,125)

Net increase (decrease)	(8,442,098)	$(70,541,874)	6,762,202	$59,719,360
Class A

Sales	25,542,048	$226,746,300	28,484,095	$258,475,358

Issued to shareholders electing to receive payments of distributions in Fund shares	2,944,032	25,655,161	2,029,735	18,433,463

Redemptions	(26,921,633)	(236,781,119)	(23,202,459)	(210,550,797)

Net increase	1,564,447	$15,620,342	7,311,371	$66,358,024
Class C

Sales	4,108,247	$35,372,450	3,205,694	$28,102,130

Issued to shareholders electing to receive payments of distributions in Fund shares	419,546	3,528,094	354,835	3,108,113

Redemptions	(5,477,117)	(46,559,817)	(10,542,675)	(91,883,630)

Net decrease	(949,324)	$(7,659,273)	(6,982,146)	$(60,673,387)
Class I

Sales	382,492,826	$3,292,754,189	391,306,422	$3,438,504,240

Issued to shareholders electing to receive payments of distributions in Fund shares	24,345,368	205,385,574	14,079,304	123,716,751

Redemptions	(439,558,448)	(3,703,140,149)	(146,819,929)	(1,288,262,206)

Net increase (decrease)	(32,720,254)	$(205,000,386)	258,565,797	$2,273,958,785
Class R6

Sales	53,221,812	$460,319,638	48,919,110	$430,180,059

Issued to shareholders electing to receive payments of distributions in Fund shares	2,148,153	18,135,563	1,326,586	11,666,525

Redemptions	(60,111,113)	(507,261,852)	(14,412,574)	(126,637,158)

Net increase (decrease)	(4,741,148)	$(28,806,651)	35,833,122	$315,209,426

19

Eaton Vance

Floating-Rate Fund

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Floating-Rate Fund

October 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2022, the Fund designates approximately $926,562, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2022, the Fund designates 94.28% of distributions from net investment income as a 163(j) interest dividend.

21

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments

Asset-Backed Securities — 3.3%
Security	Principal Amount (000’s omitted)	Value

AGL CLO 17, Ltd., Series 2022-17A, Class E, 10.338%, (3 mo. SOFR + 6.35%), 1/21/35(1)(2)	$1,000	$832,224

Alinea CLO, Ltd.:

Series 2018-1A, Class D, 7.343%, (3 mo. USD LIBOR + 3.10%), 7/20/31(1)(2)	2,500	2,196,693

Series 2018-1A, Class E, 10.243%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	3,000	2,410,995

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 10.989%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	5,000	3,919,760

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 9.092%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	3,525	2,743,021

Apidos CLO XX, Series 2015-20A, Class DR, 9.779%, (3 mo. USD LIBOR + 5.70%), 7/16/31(1)(2)	2,375	1,960,199

Ares LVlll CLO, Ltd., Series 2020-58A, Class ER, 10.564%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	3,000	2,439,324

Ares XLIX CLO, Ltd.:

Series 2018-49A, Class D, 7.325%, (3 mo. USD LIBOR + 3.00%), 7/22/30(1)(2)	2,500	2,216,017

Series 2018-49A, Class E, 10.025%, (3 mo. USD LIBOR + 5.70%), 7/22/30(1)(2)	3,500	2,890,412

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 5.805%, (3 mo. USD LIBOR + 2.90%), 5/15/30(1)(2)	5,000	4,323,625

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 9.779%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,000	3,249,960

Babson CLO, Ltd.:

Series 2015-1A, Class DR, 6.843%, (3 mo. USD LIBOR + 2.60%), 1/20/31(1)(2)	2,500	2,143,750

Series 2018-1A, Class C, 6.679%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	3,500	2,993,819

Bain Capital Credit CLO, Ltd.:

Series 2018-1A, Class D, 7.025%, (3 mo. USD LIBOR + 2.70%), 4/23/31(1)(2)	5,000	4,292,110

Series 2018-1A, Class E, 9.675%, (3 mo. USD LIBOR + 5.35%), 4/23/31(1)(2)	3,000	2,326,506

Battalion CLO XXII, Ltd., Series 2021-22A, Class E, 11.193%, (3 mo. USD LIBOR + 6.95%), 1/20/35(1)(2)	1,750	1,434,109

Battalion CLO XXIII, Ltd., Series 2022-23A, Class D, 6.083%, (3 mo. SOFR + 3.95%), 5/19/36(1)(2)	3,500	3,243,152

Benefit Street Partners CLO V-B, Ltd.:

Series 2018-5BA, Class C, 7.173%, (3 mo. USD LIBOR + 2.93%), 4/20/31(1)(2)	5,000	4,332,635

Series 2018-5BA, Class D, 10.193%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,500	2,867,620

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 9.843%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,401	4,273,152

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 6.843%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	$1,500	$1,288,166

Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 10.779%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	2,250	1,902,560

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 10.429%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	1,750	1,458,174

Benefit Street Partners CLO XXII, Ltd., Series 2020-22A, Class ER, 10.893%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	827,510

Benefit Street Partners CLO XXV, Ltd., Series 2021-25A, Class E, 10.929%, (3 mo. USD LIBOR + 6.85%), 1/15/35(1)(2)	3,000	2,603,145

Betony CLO 2, Ltd.:

Series 2018-1A, Class C, 7.315%, (3 mo. USD LIBOR + 2.90%), 4/30/31(1)(2)	2,500	2,181,535

Series 2018-1A, Class D, 10.065%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	4,450	3,533,932

BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 11.083%, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(2)	1,000	813,847

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 11.373%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	3,000	2,501,094

BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 10.564%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,583,188

BlueMountain CLO XXXV, Ltd., Series 2022-35A, Class E, 9.893%, (3 mo. SOFR + 7.75%), 7/22/35(1)(2)	2,000	1,735,462

BlueMountain CLO, Ltd.:

Series 2016-3A, Class DR, 6.005%, (3 mo. USD LIBOR + 3.10%), 11/15/30(1)(2)	1,500	1,302,261

Series 2016-3A, Class ER, 8.855%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,500	1,164,126

Series 2018-1A, Class D, 7.465%, (3 mo. USD LIBOR + 3.05%), 7/30/30(1)(2)	2,500	2,126,600

Series 2018-1A, Class E, 10.365%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	2,000	1,528,400

Series 2021-33A, Class E, 9.814%, (3 mo. USD LIBOR + 6.83%), 11/20/34(1)(2)	2,500	2,090,870

Canyon Capital CLO, Ltd.:

Series 2012-1RA, Class E, 9.779%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,875	3,809,369

Series 2016-1A, Class ER, 9.829%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	4,000	3,078,144

Series 2016-2A, Class ER, 10.079%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	4,500	3,478,288

Series 2017-1A, Class E, 10.329%, (3 mo. USD LIBOR + 6.25%), 7/15/30(1)(2)	3,250	2,569,083

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Canyon Capital CLO, Ltd.: (continued)

Series 2018-1A, Class D, 6.979%, (3 mo. USD LIBOR + 2.90%), 7/15/31(1)(2)	$3,000	$2,598,006

Series 2018-1A, Class E, 9.829%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,750	2,168,977

Series 2019-2A, Class ER, 10.829%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	1,500	1,236,644

Carlyle CLO C17, Ltd.:

Series C17A, Class CR, 7.215%, (3 mo. USD LIBOR + 2.80%), 4/30/31(1)(2)	5,000	4,414,415

Series C17A, Class DR, 10.415%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,500	2,837,838

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class CR2, 7.511%, (3 mo. USD LIBOR + 3.50%), 1/14/32(1)(2)	2,500	2,038,950

Series 2012-3A, Class DR2, 10.511%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,500	1,198,611

Series 2014-3RA, Class C, 7.308%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	859,225

Series 2014-3RA, Class D, 9.758%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,150	1,675,207

Series 2014-4RA, Class C, 6.979%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,000	1,714,230

Series 2014-4RA, Class D, 9.729%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,500	2,686,964

Carlyle US CLO, Ltd., Series 2019-4A, Class DR, 10.464%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	3,000	2,341,932

CarVal CLO IV, Ltd., Series 2021-1A, Class E, 10.843%, (3 mo. USD LIBOR + 6.60%), 7/20/34(1)(2)	1,000	852,090

CIFC Funding, Ltd., Series 2022-4A, Class D, 6.074%, (3 mo. SOFR + 3.55%), 7/16/35(1)(2)	1,750	1,605,751

Dryden CLO, Ltd.:

Series 2018-55A, Class D, 6.929%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	1,500	1,303,875

Series 2018-55A, Class E, 9.479%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	2,000	1,602,542

Series 2022-112A, Class E, 10.514%, (3 mo. SOFR + 7.78%), 8/15/34(1)(2)	2,000	1,834,140

Dryden Senior Loan Fund:

Series 2015-41A, Class DR, 6.679%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	5,000	4,375,425

Series 2015-41A, Class ER, 9.379%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	1,268	1,015,382

Series 2016-42A, Class DR, 7.009%, (3 mo. USD LIBOR + 2.93%), 7/15/30(1)(2)	2,500	2,207,390

Series 2016-42A, Class ER, 9.629%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	3,500	2,874,553

Elmwood CLO 14, Ltd., Series 2022-1A, Class E, 10.313%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	1,950	1,755,312

Security	Principal Amount (000’s omitted)	Value

Elmwood CLO 17, Ltd., Series 2022-4A, Class E, 9.244%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	$2,250	$2,002,291

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 10.724%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	2,500	2,023,443

Galaxy XXV CLO, Ltd.:

Series 2018-25A, Class D, 7.458%, (3 mo. USD LIBOR + 3.10%), 10/25/31(1)(2)	2,500	2,211,837

Series 2018-25A, Class E, 10.308%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	3,500	2,826,271

Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 10.243%, (3 mo. USD LIBOR + 6.00%), 1/20/31(1)(2)	2,500	2,065,380

Golub Capital Partners CLO 37B, Ltd.:

Series 2018-37A, Class D, 7.543%, (3 mo. USD LIBOR + 3.30%), 7/20/30(1)(2)	4,000	3,515,372

Series 2018-37A, Class E, 9.993%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	4,750	4,324,319

Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 10.943%, (3 mo. USD LIBOR + 6.70%), 7/20/34(1)(2)	1,250	1,034,799

Golub Capital Partners CLO 58B, Ltd.,

Series 2021-58A, Class E, 11.168%, (3 mo. USD LIBOR + 6.81%), 1/25/35(1)(2)	2,500	2,057,463

Halseypoint CLO 5, Ltd., Series 2021-5A, Class E, 11.355%, (3 mo. USD LIBOR + 6.94%), 1/30/35(1)(2)	2,000	1,673,020

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 10.643%, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(2)	1,000	844,910

ICG US CLO, Ltd.:

Series 2018-2A, Class D, 7.425%, (3 mo. USD LIBOR + 3.10%), 7/22/31(1)(2)	2,000	1,718,470

Series 2018-2A, Class E, 10.075%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	3,000	2,239,749

Madison Park Funding LIX, Ltd., Series 2021-59A, Class E, 10.794%, (3 mo. USD LIBOR + 6.60%), 1/18/34(1)(2)	1,450	1,239,750

Madison Park Funding XXV, Ltd., Series 2017-25A, Class D, 10.458%, (3 mo. USD LIBOR + 6.10%), 4/25/29(1)(2)	1,500	1,291,446

Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 10.914%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,500	2,159,505

Marble Point CLO XXIV, Ltd., Series 2022-1A, Class D1, 8.203%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	2,000	1,823,490

Neuberger Berman CLO XXII, Ltd.:

Series 2016-22A, Class DR, 7.179%, (3 mo. USD LIBOR + 3.10%), 10/17/30(1)(2)	2,500	2,232,140

Series 2016-22A, Class ER, 10.139%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	3,000	2,543,190

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 9.843%, (3 mo. USD LIBOR + 5.60%), 4/20/30(1)(2)	$1,950	$1,622,985

Neuberger Berman Loan Advisers CLO 30, Ltd.:

Series 2018-30A, Class DR, 7.093%, (3 mo. USD LIBOR + 2.85%), 1/20/31(1)(2)	2,500	2,214,132

Series 2018-30A, Class ER, 10.443%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	1,000	858,181

Neuberger Berman Loan Advisers CLO 48, Ltd.,

Series 2022-48A, Class E, 10.56%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	3,200	2,735,840

OCP CLO, Ltd.:

Series 2022-24A, Class D, 5.461%, (3 mo. SOFR + 3.80%), 7/20/35(1)(2)	500	454,612

Series 2022-24A, Class E, 9.081%, (3 mo. SOFR + 7.42%), 7/20/35(1)(2)	1,000	858,601

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 9.929%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	3,000	2,536,680

Series 2015-1A, Class DR4, 9.484%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	2,000	1,700,194

Series 2018-1A, Class C, 6.694%, (3 mo. USD LIBOR + 2.50%), 4/18/31(1)(2)	3,000	2,644,785

Series 2018-1A, Class D, 9.344%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	2,000	1,656,110

Series 2018-2A, Class D, 9.679%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,000	1,718,734

Series 2021-2A, Class E, 10.429%, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(2)	1,000	886,353

Series 2022-1A, Class E, 10.313%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	2,000	1,725,646

Series 2022-3A, Class E, 11.274%, (3 mo. SOFR + 7.98%), 7/20/35(1)(2)	2,250	2,125,868

RAD CLO 5, Ltd., Series 2019-5A, Class E, 11.025%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,750	1,466,325

RAD CLO 14, Ltd., Series 2021-14A, Class E, 10.579%, (3 mo. USD LIBOR + 6.50%), 1/15/35(1)(2)	950	773,088

Regatta XIII Funding, Ltd.:

Series 2018-2A, Class C, 7.179%, (3 mo. USD LIBOR + 3.10%), 7/15/31(1)(2)	2,500	2,203,268

Series 2018-2A, Class D, 10.029%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	5,000	4,032,770

Regatta XIV Funding, Ltd.:

Series 2018-3A, Class D, 7.558%, (3 mo. USD LIBOR + 3.20%), 10/25/31(1)(2)	2,500	2,206,957

Series 2018-3A, Class E, 10.308%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	4,500	3,618,648

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 10.858%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	3,875	3,111,687

Upland CLO, Ltd.:

Series 2016-1A, Class CR, 7.143%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	4,500	3,899,839

Security	Principal Amount (000’s omitted)	Value

Upland CLO, Ltd.: (continued)

Series 2016-1A, Class DR, 10.143%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	$4,625	$3,694,686

Vibrant CLO IX, Ltd.:

Series 2018-9A, Class C, 7.443%, (3 mo. USD LIBOR + 3.20%), 7/20/31(1)(2)	2,500	2,083,450

Series 2018-9A, Class D, 10.493%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	3,500	2,453,027

Vibrant CLO X, Ltd.:

Series 2018-10A, Class C, 7.493%, (3 mo. USD LIBOR + 3.25%), 10/20/31(1)(2)	5,000	4,156,205

Series 2018-10A, Class D, 10.433%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	5,000	3,645,185

Voya CLO, Ltd.:

Series 2015-3A, Class CR, 7.393%, (3 mo. USD LIBOR + 3.15%), 10/20/31(1)(2)	2,500	2,065,483

Series 2015-3A, Class DR, 10.443%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	5,500	3,974,866

Series 2016-3A, Class CR, 7.444%, (3 mo. USD LIBOR + 3.25%), 10/18/31(1)(2)	2,000	1,573,884

Series 2016-3A, Class DR, 10.274%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	3,375	2,472,660

Series 2018-1A, Class C, 6.827%, (3 mo. USD LIBOR + 2.60%), 4/19/31(1)(2)	5,000	4,254,190

Series 2018-2A, Class E, 9.329%, (3 mo. USD LIBOR + 5.25%), 7/15/31(1)(2)	2,500	1,930,378

Webster Park CLO, Ltd.:

Series 2015-1A, Class CR, 7.143%, (3 mo. USD LIBOR + 2.90%), 7/20/30(1)(2)	2,000	1,764,840

Series 2015-1A, Class DR, 9.743%, (3 mo. USD LIBOR + 5.50%), 7/20/30(1)(2)	2,500	2,049,573

Wellfleet CLO, Ltd.:

Series 2021-1A, Class D, 7.743%, (3 mo. USD LIBOR + 3.50%), 4/20/34(1)(2)	1,200	1,048,104

Series 2021-3A, Class E, 11.179%, (3 mo. USD LIBOR + 7.10%), 1/15/35(1)(2)	950	787,360

Series 2022-1A, Class D, 8.004%, (3 mo. SOFR + 4.14%), 4/15/34(1)(2)	1,000	901,800

Series 2022-1A, Class E, 11.724%, (3 mo. SOFR + 7.86%), 4/15/34(1)(2)	2,000	1,774,440

Total Asset-Backed Securities (identified cost $323,247,901)		$269,370,575

Common Stocks — 0.7%
Security	Shares	Value

Aerospace and Defense — 0.1%

IAP Global Services, LLC(3)(4)(5)(6)	950	$4,055,113

IAP Global Services, LLC(3)(4)(5)	1,627	4,630,051

		$8,685,164

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Shares	Value

Containers and Glass Products — 0.0%(7)

LG Newco Holdco, Inc., Class A(5)(6)	250,979	$3,220,889

		$3,220,889

Electronics/Electrical — 0.0%(7)

Skillsoft Corp.(5)(6)	893,525	$1,599,410

		$1,599,410

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(5)(6)	705,631	$4,233,786

		$4,233,786

Investment Companies — 0.1%

Aegletes B.V.(5)(6)	115,904	$4,288,448

		$4,288,448

Nonferrous Metals/Minerals — 0.1%

ACNR Holdings, Inc., Class A(5)(6)	36,829	$3,793,387

		$3,793,387

Oil and Gas — 0.1%

AFG Holdings, Inc.(4)(5)(6)	498,342	$1,480,076

McDermott International, Ltd.(5)(6)	1,013,850	542,410

QuarterNorth Energy, Inc.(6)	66,091	8,096,147

QuarterNorth Energy, Inc.(6)	9,684	1,186,290

		$11,304,923

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(5)(6)	1,204,044	$1,721,783

Cumulus Media, Inc., Class A(5)(6)	644,574	4,750,510

iHeartMedia, Inc., Class A(5)(6)	512,034	4,239,642

		$10,711,935

Retailers (Except Food and Drug) — 0.0%(7)

David’s Bridal, LLC(4)(5)(6)	272,023	$0

Phillips Pet Holding Corp.(4)(5)(6)	2,590	793,493

		$793,493

Telecommunications — 0.1%

GEE Acquisition Holdings Corp.(4)(5)(6)	364,650	$3,281,850

		$3,281,850

Security	Shares	Value

Utilities — 0.0%(7)

Longview Intermediate Holdings, LLC, Class A(5)(6)	149,459	$2,055,061

		$2,055,061

Total Common Stocks (identified cost $87,489,231)		$53,968,346

Convertible Preferred Stocks — 0.1%
Security	Shares	Value

Containers and Glass Products — 0.1%

LG Newco Holdco, Inc., Series A, 13.00%(5)(6)	38,060	$4,538,607

Total Convertible Preferred Stocks (identified cost $1,998,129)		$4,538,607

Corporate Bonds — 7.0%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	3,000	$2,899,125

TransDigm, Inc.:

6.25%, 3/15/26(1)	1,500	1,482,202

8.00%, 12/15/25(1)	1,500	1,528,095

		$5,909,422

Air Transport — 0.7%

Air Canada, 3.875%, 8/15/26(1)	6,850	$6,071,121

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)	17,175	16,383,777

5.75%, 4/20/29(1)	12,875	11,739,232

Delta Air Lines, Inc., 7.00%, 5/1/25(1)	4,650	4,715,956

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	6,425	5,981,367

United Airlines, Inc.:

4.375%, 4/15/26(1)	4,625	4,229,645

4.625%, 4/15/29(1)	4,625	3,963,741

		$53,084,839

Automotive — 0.2%

Clarios Global, L.P., 6.75%, 5/15/25(1)	1,890	$1,894,007

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Clarios Global, L.P./Clarios U.S. Finance Co., 6.25%, 5/15/26(1)		3,893	$3,775,665

Tenneco, Inc.:

5.125%, 4/15/29(1)		9,050	8,988,485

7.875%, 1/15/29(1)		450	446,573

			$15,104,730

Building and Development — 0.0%(7)

Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)		3,150	$3,002,785

Winnebago Industries, Inc., 6.25%, 7/15/28(1)		900	838,735

			$3,841,520

Business Equipment and Services — 0.7%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		2,075	$1,985,557

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:

4.625%, 6/1/28(1)		17,475	14,329,150

4.625%, 6/1/28(1)		24,975	20,941,648

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)		7,900	7,876,379

5.75%, 4/15/26(1)		15,225	14,846,954

			$59,979,688

Cable and Satellite Television — 0.6%

Altice France S.A.:

5.125%, 1/15/29(1)		1,300	$980,129

5.125%, 7/15/29(1)		57,625	43,506,875

5.50%, 10/15/29(1)		6,455	4,934,363

			$49,421,367

Chemicals — 0.1%

Cheever Escrow Issuer, LLC, 7.125%, 10/1/27(1)		925	$850,440

INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	1,250	1,112,895

INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,050	2,584,494

Olympus Water US Holding Corp., 4.25%, 10/1/28(1)		9,350	7,614,108

			$12,161,937

Commercial Services — 0.1%

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		8,225	$7,682,304

			$7,682,304

Security	Principal Amount* (000’s omitted)	Value

Communications Equipment — 0.1%

CommScope, Inc., 4.75%, 9/1/29(1)	6,650	$5,633,343

		$5,633,343

Containers & Packaging — 0.2%

Clydesdale Acquisition Holdings, Inc., 6.625%, 4/15/29(1)	2,300	$2,186,714

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC:

4.00%, 10/15/27(1)	5,150	4,571,140

4.375%, 10/15/28(1)	9,125	7,997,013

		$14,754,867

Diversified Financial Services — 0.2%

AG Issuer, LLC, 6.25%, 3/1/28(1)	8,075	$7,525,312

AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)	2,925	2,939,888

NFP Corp., 7.50%, 10/1/30(1)	2,925	2,789,011

		$13,254,211

Diversified Telecommunication Services — 0.1%

Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)	6,500	$5,386,675

Zayo Group Holdings, Inc., 4.00%, 3/1/27(1)	4,000	3,097,340

		$8,484,015

Drugs — 0.1%

Jazz Securities DAC, 4.375%, 1/15/29(1)	9,150	$8,143,683

		$8,143,683

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc., 4.25%, 6/1/25(1)	5,300	$5,067,489

		$5,067,489

Electronics/Electrical — 0.3%

GoTo Group, Inc., 5.50%, 9/1/27(1)	10,760	$6,267,915

Imola Merger Corp., 4.75%, 5/15/29(1)	18,175	15,702,200

		$21,970,115

Entertainment — 0.1%

AMC Entertainment Holdings, Inc., 7.50%, 2/15/29(1)	8,700	$5,992,299

Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	2,075	1,810,974

Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	1,070	1,081,984

		$8,885,257

Health Care — 0.5%

Medline Borrower, L.P., 3.875%, 4/1/29(1)	22,800	$18,665,220

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)

RP Escrow Issuer, LLC, 5.25%, 12/15/25(1)	2,150	$1,612,972

Tenet Healthcare Corp., 4.25%, 6/1/29(1)	22,950	19,370,374

		$39,648,566

Hotels, Restaurants & Leisure — 0.4%

Carnival Corporation, 4.00%, 8/1/28(1)	34,575	$27,919,312

SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,125	2,179,475

		$30,098,787

Household Products — 0.0%(7)

Kronos Acquisition Holdings, Inc./KIK Custom

Products, Inc., 5.00%, 12/31/26(1)	1,075	$975,933

		$975,933

Insurance — 0.0%(7)

Alliant Holdings Intermediate LLC/Alliant Holdings

Co., 4.25%, 10/15/27(1)	700	$631,792

		$631,792

Internet Software & Services — 0.2%

Arches Buyer, Inc., 4.25%, 6/1/28(1)	6,900	$5,676,492

Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(1)	13,700	13,125,422

		$18,801,914

IT Services — 0.0%(7)

Rackspace Technology Global, Inc., 3.50%, 2/15/28(1)	6,185	$4,095,299

		$4,095,299

Leisure Goods/Activities/Movies — 0.3%

Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)	3,300	$2,940,503

NCL Corp., Ltd., 5.875%, 2/15/27(1)	22,000	19,670,090

		$22,610,593

Machinery — 0.2%

Madison IAQ, LLC, 4.125%, 6/30/28(1)	13,400	$11,118,918

TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,150	3,730,933

		$14,849,851

Media — 0.4%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	6,753	$1,358,940

iHeartCommunications, Inc.:

4.75%, 1/15/28(1)	2,550	2,228,662

Security	Principal Amount* (000’s omitted)	Value

Media (continued)

iHeartCommunications, Inc.: (continued)

5.25%, 8/15/27(1)	2,125	$1,939,700

6.375%, 5/1/26	2,896	2,766,068

8.375%, 5/1/27	5,248	4,723,690

Univision Communications, Inc.:

4.50%, 5/1/29(1)	9,125	7,703,325

7.375%, 6/30/30(1)	11,300	10,946,366

		$31,666,751

Oil, Gas & Consumable Fuels — 0.1%

CITGO Petroleum Corporation:

6.375%, 6/15/26(1)	1,750	$1,727,932

7.00%, 6/15/25(1)	10,525	10,376,387

		$12,104,319

Pharmaceuticals — 0.1%

Bausch Health Companies, Inc.:

4.875%, 6/1/28(1)	8,675	$5,331,872

6.125%, 2/1/27(1)	6,075	4,004,461

		$9,336,333

Professional Services — 0.0%(7)

CoreLogic, Inc., 4.50%, 5/1/28(1)	5,525	$3,727,648

		$3,727,648

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	6,425	$5,844,951

		$5,844,951

Retail — 0.2%

Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	15,580	$13,578,983

		$13,578,983

Retailers (Except Food and Drug) — 0.0%(7)

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,300	$1,189,513

		$1,189,513

Software — 0.2%

Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,225	$4,160,780

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)	2,125	1,999,668

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Software (continued)

Sabre GLBL, Inc.: (continued)

9.25%, 4/15/25(1)	2,525	$2,451,106

Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)	10,350	8,732,559

		$17,344,113

Technology — 0.1%

Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	11,400	$9,803,709

		$9,803,709

Telecommunications — 0.3%

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	9,325	$7,878,972

Lumen Technologies, Inc., 4.00%, 2/15/27(1)	11,277	9,604,734

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	8,550	6,815,037

		$24,298,743

Trading Companies & Distributors — 0.1%

American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	2,975	$2,630,927

SRS Distribution, Inc., 4.625%, 7/1/28(1)	4,575	4,027,235

		$6,658,162

Utilities — 0.0%(7)

Calpine Corp., 5.25%, 6/1/26(1)	1,109	$1,054,137

		$1,054,137

Wireless Telecommunication Services — 0.1%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	6,325	$5,411,955

		$5,411,955

Total Corporate Bonds (identified cost $665,096,030)		$567,110,839

Exchange-Traded Funds — 0.2%
Security	Shares	Value

SPDR Blackstone Senior Loan ETF	426,000	$17,610,840

Total Exchange-Traded Funds (identified cost $19,593,027)		$17,610,840

Preferred Stocks — 0.1%
Security		Shares	Value

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(4)(5)(6)		13,348	$0

			$0

Nonferrous Metals/Minerals — 0.1%

ACNR Holdings, Inc., 15.00% (PIK)(5)(6)		17,394	$10,740,795

			$10,740,795

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC:

Series A 8.00% (PIK)(4)(5)(6)		7,852	$0

Series B 10.00% (PIK)(4)(5)(6)		31,998	0

			$0

Total Preferred Stocks (identified cost $2,590,558)			$10,740,795

Senior Floating-Rate Loans — 84.3%(8)
Borrower/Description	Principal Amount* (000’s omitted)		Value

Aerospace and Defense — 1.9%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,656	$3,938,040

Term Loan, 4.10%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	1,194	1,009,754

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 5.532%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	3,850	3,538,428

Term Loan, 8.173%, (USD LIBOR + 3.50%), 1/18/27(9)		3,003	2,941,741

Dynasty Acquisition Co., Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/6/26		29,031	27,346,879

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/6/26		15,611	14,705,201

IAP Worldwide Services, Inc., Term Loan - Second Lien, 10.174%, (3 mo. USD LIBOR + 6.50%), 7/18/23(4)		6,770	5,255,578

Spirit Aerosystems, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 1/15/25		10,385	10,310,943

TransDigm, Inc.:

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 8/22/24		27,752	27,343,269

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 5/30/25		6,271	6,140,590

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

TransDigm, Inc.: (continued)

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 12/9/25		24,276	$23,739,174

WP CPP Holdings, LLC, Term Loan, 8.168%, (USD LIBOR + 3.75%), 4/30/25(9)		27,375	23,542,674

			$149,812,271

Airlines — 1.2%

American Airlines, Inc.:

Term Loan, 5.346%, (1 mo. USD LIBOR + 1.75%), 6/27/25		6,083	$5,764,181

Term Loan, 8.993%, (3 mo. USD LIBOR + 4.75%), 4/20/28		27,625	27,388,226

Mileage Plus Holdings, LLC, Term Loan, 8.777%, (3 mo. USD LIBOR + 5.25%), 6/21/27		15,603	15,963,360

SkyMiles IP, Ltd., Term Loan, 7.993%, (3 mo. USD LIBOR + 3.75%), 10/20/27		31,975	32,303,639

United Airlines, Inc., Term Loan, 8.108%, (3 mo. USD LIBOR + 3.75%), 4/21/28		17,604	17,230,568

			$98,649,974

Apparel & Luxury Goods — 0.0%(7)

Samsonite International S.A., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/25/25		2,709	$2,593,470

			$2,593,470

Auto Components — 2.2%

Adient US, LLC, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/10/28		13,602	$13,177,042

American Axle and Manufacturing, Inc., Term Loan, 5.84%, (1 mo. USD LIBOR + 2.25%), 4/6/24		15,879	15,704,072

Chassix, Inc., Term Loan, 8.272%, (USD LIBOR + 5.50%), 11/15/23(9)		9,336	8,562,114

Clarios Global, L.P.:

Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	24,804	22,888,938

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/30/26		6,152	6,000,607

DexKo Global, Inc.:

Term Loan, 5.133%, (1 mo. EURIBOR + 4.00%), 10/4/28	EUR	1,012	882,832

Term Loan, 5.218%, (EURIBOR + 4.00%), 10/4/28(9)	EUR	6,291	5,486,708

Term Loan, 5.578%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	3,272	2,853,238

Term Loan, 7.476%, (USD LIBOR + 3.75%), 10/4/28(9)		13,507	12,270,386

Borrower/Description		Principal Amount* (000’s omitted)	Value

Auto Components (continued)

Garrett LX I S.a.r.l.:

Term Loan, 5.105%, (3 mo. EURIBOR + 3.50%), 4/30/28	EUR	15,900	$14,731,097

Term Loan, 7.67%, (3 mo. USD LIBOR + 3.25%), 4/30/28		5,668	5,526,056

LTI Holdings, Inc.:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 9/6/25		5,664	5,298,672

Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 7/24/26		7,117	6,689,864

Tenneco, Inc., Term Loan, 6.206%, (1 mo. USD LIBOR + 3.00%), 10/1/25		33,876	33,774,725

TI Group Automotive Systems, LLC, Term Loan, 4.443%, (1 mo. EURIBOR + 3.25%), 12/16/26	EUR	8,888	8,147,007

Truck Hero, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 1/31/28		15,351	13,254,487

Wheel Pros, LLC, Term Loan, 8.825%, (3 mo. USD LIBOR + 4.50%), 5/11/28		1,837	1,343,889

			$176,591,734

Automobiles — 0.7%

Bombardier Recreational Products, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 5/24/27		43,610	$42,001,500

MajorDrive Holdings IV, LLC, Term Loan, 7.125%, (3 mo. USD LIBOR + 4.00%), 6/1/28		15,524	14,340,039

			$56,341,539

Beverages — 0.3%

Arterra Wines Canada, Inc., Term Loan, 7.142%, (3 mo. USD LIBOR + 3.50%), 11/24/27		1,427	$1,306,199

City Brewing Company, LLC, Term Loan, 6.814%, (1 mo. USD LIBOR + 3.50%), 4/5/28		5,810	4,016,356

Triton Water Holdings, Inc., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 3/31/28		16,801	15,041,802

			$20,364,357

Biotechnology — 0.5%

Alkermes, Inc., Term Loan, 5.98%, (1 mo. USD LIBOR + 2.50%), 3/12/26		18,364	$17,675,288

Alltech, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 10/13/28		7,518	7,226,858

Grifols Worldwide Operations USA, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 11/15/27		17,440	16,771,627

			$41,673,773

Building Products — 0.9%

ACProducts, Inc., Term Loan, 7.325%, (USD LIBOR + 4.25%), 5/17/28(9)		18,763	$13,154,858

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building Products (continued)

Cornerstone Building Brands, Inc., Term Loan, 6.589%, (1 mo. USD LIBOR + 3.25%), 4/12/28		19,710	$16,624,496

CPG International, Inc., Term Loan, 6.269%, (SOFR + 2.50%), 4/28/29		13,775	13,359,601

LHS Borrower, LLC, Term Loan, 8.579%, (SOFR + 4.75%), 2/16/29		13,044	10,359,005

MI Windows and Doors, LLC, Term Loan, 7.329%, (SOFR + 3.50%), 12/18/27		6,611	6,450,259

Standard Industries, Inc., Term Loan, 6.675%, (6 mo. USD LIBOR + 2.50%), 9/22/28		15,487	15,198,955

			$75,147,174

Capital Markets — 3.5%

Advisor Group, Inc., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 7/31/26		36,937	$35,574,908

AllSpring Buyer, LLC, Term Loan, 6.688%, (3 mo. USD LIBOR + 3.00%), 11/1/28		6,283	6,212,261

Aretec Group, Inc., Term Loan, 8.079%, (SOFR + 4.25%), 10/1/25		18,467	17,970,686

Axalta Coating Systems US Holdings, Inc., Term Loan, 5.424%, (3 mo. USD LIBOR + 1.75%), 6/1/24		20,974	20,773,404

CeramTec AcquiCo GmbH, Term Loan, 4.332%, (3 mo. EURIBOR + 3.75%), 3/16/29	EUR	12,779	11,708,004

Clipper Acquisitions Corp., Term Loan, 4.924%, (1 mo. USD LIBOR + 1.75%), 3/3/28		11,211	11,001,071

Edelman Financial Center, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/7/28		29,001	27,102,658

EIG Management Company, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 2/22/25		2,889	2,809,431

FinCo I, LLC, Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/27/25		18,666	18,628,534

Focus Financial Partners, LLC:

Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 7/3/24		12,976	12,812,528

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/30/28		9,978	9,775,755

Franklin Square Holdings, L.P., Term Loan, 6.063%, (1 mo. USD LIBOR + 2.25%), 8/1/25		6,264	6,170,013

Guggenheim Partners, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 7/21/23		19,376	19,278,743

HighTower Holdings, LLC, Term Loan, 8.278%, (3 mo. USD LIBOR + 4.00%), 4/21/28		9,199	8,577,641

Hudson River Trading, LLC, Term Loan, 6.164%, (SOFR + 3.00%), 3/20/28		25,834	23,803,466

LPL Holdings, Inc., Term Loan, 4.878%, (1 mo. USD LIBOR + 1.75%), 11/12/26		15,949	15,769,574

Mariner Wealth Advisors, LLC, Term Loan, 7.065%, (SOFR + 3.25%), 8/18/28		13,584	13,091,240

Borrower/Description		Principal Amount* (000’s omitted)	Value

Capital Markets (continued)

Victory Capital Holdings, Inc.:

Term Loan, 5.962%, (SOFR + 2.25%), 7/1/26		13,543	$13,285,020

Term Loan, 5.962%, (SOFR + 2.25%), 12/29/28		6,979	6,832,637

			$281,177,574

Chemicals — 3.3%

Aruba Investments, Inc.:

Term Loan, 4.979%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	3,398	$3,089,654

Term Loan, 7.576%, (1 mo. USD LIBOR + 4.00%), 11/24/27		5,048	4,758,099

Caldic B.V., Term Loan, 5.105%, (3 mo. EURIBOR + 3.50%), 2/3/29	EUR	6,000	5,418,079

Chemours Company (The), Term Loan, 3.20%, (3 mo. EURIBOR + 2.00%), 4/3/25	EUR	2,790	2,619,195

Colouroz Investment 1 GmbH:

Term Loan, 5.752%, (EURIBOR + 4.25%), 9/21/23(9)	EUR	2,514	1,913,365

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	27	20,701

CPC Acquisition Corp., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/29/27		16,671	13,336,900

Flint Group GmbH:

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	276	209,996

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	32	24,257

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	73	55,234

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	144	109,443

Term Loan, 7.009%, (3 mo. USD LIBOR + 4.25%), 9/21/23		1,387	1,048,547

Flint Group US LLC, Term Loan, 9.32%, (3 mo. USD LIBOR + 5.00%), 8.57% cash, 0.75% PIK, 9/21/23		8,387	6,342,859

Gemini HDPE, LLC, Term Loan, 7.358%, (3 mo. USD LIBOR + 3.00%), 12/31/27		4,910	4,733,803

GEON Performance Solutions, LLC, Term Loan, 8.174%, (1 mo. USD LIBOR + 4.50%), 8/18/28		5,718	5,555,971

Groupe Solmax, Inc., Term Loan, 8.392%, (3 mo. USD LIBOR + 4.75%), 5/29/28		15,503	13,565,154

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	1,975	1,789,144

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 8/28/26		5,040	4,586,006

INEOS Finance PLC:

Term Loan, 3.133%, (1 mo. EURIBOR + 2.00%), 4/1/24	EUR	6,225	6,048,410

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals (continued)

INEOS Finance PLC: (continued)

Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 11/8/28	EUR	8,900	$7,981,846

INEOS Quattro Holdings UK Ltd., Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 1/29/26	EUR	24,900	22,249,215

INEOS Styrolution US Holding, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/29/26		15,882	14,991,886

INEOS US Finance, LLC, Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 11/8/28		6,214	5,800,091

Kraton Corporation, Term Loan, 6.718%, (SOFR + 3.25%), 3/15/29		5,672	5,494,266

Kraton Polymers Holdings B.V., Term Loan, 4.25%, (3 mo. EURIBOR + 3.25%), 3/15/29	EUR	4,250	3,874,557

Lonza Group AG:

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 7/3/28	EUR	7,125	6,341,552

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 7/3/28	EUR	8,475	7,543,109

Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 7/3/28		21,910	19,368,184

LSF11 Skyscraper Holdco S.a.r.l.:

Term Loan, 4.693%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	11,350	10,742,731

Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 9/29/27		4,778	4,610,484

Messer Industries GmbH:

Term Loan, 3.693%, (2 mo. EURIBOR + 2.50%), 3/2/26	EUR	2,061	1,947,997

Term Loan, 6.174%, (3 mo. USD LIBOR + 2.50%), 3/2/26		9,579	9,430,253

Olympus Water US Holding Corporation:

Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 11/9/28		4,987	4,554,484

Term Loan, 8.153%, (SOFR + 4.50%), 11/9/28		5,398	4,968,744

Orion Engineered Carbons GmbH:

Term Loan, 3.693%, (3 mo. EURIBOR + 2.50%), 9/24/28	EUR	1,250	1,187,444

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 9/24/28		4,480	4,344,426

PQ Corporation, Term Loan, 6.915%, (3 mo. USD LIBOR + 2.50%), 6/9/28		8,757	8,472,059

Rohm Holding GmbH:

Term Loan, 4.881%, (6 mo. EURIBOR + 4.25%), 7/31/26	EUR	2,150	1,685,624

Term Loan, 8.121%, (3 mo. USD LIBOR + 4.75%), 7/31/26		16,003	12,202,606

Spectrum Holdings III Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 1/31/25		5,530	5,070,731

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals (continued)

Starfruit Finco B.V., Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 10/1/25		3,602	$3,409,551

Trinseo Materials Operating S.C.A., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 5/3/28		6,853	5,969,951

Tronox Finance, LLC:

Term Loan, 5.938%, (USD LIBOR + 2.25%), 3/10/28(9)		11,570	10,940,772

Term Loan, 6.803%, (SOFR + 3.25%), 4/4/29		3,657	3,510,360

W.R. Grace & Co.-Conn., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/22/28		9,478	9,135,627

			$271,053,367

Commercial Services & Supplies — 1.7%

Allied Universal Holdco, LLC, Term Loan, 4.883%, (1 mo. EURIBOR + 3.75%), 5/12/28	EUR	8,508	$7,404,632

Asplundh Tree Expert, LLC, Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 9/7/27		8,281	8,162,607

Belfor Holdings, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 4/6/26		2,614	2,589,932

Clean Harbors, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 10/8/28		4,151	4,136,566

Covanta Holding Corporation:

Term Loan, 6.229%, (1 mo. USD LIBOR + 2.50%), 11/30/28		1,828	1,807,615

Term Loan, 6.229%, (1 mo. USD LIBOR + 2.50%), 11/30/28		138	136,082

EnergySolutions, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/9/25		17,191	15,987,245

Garda World Security Corporation, Term Loan, 7.24%, (3 mo. USD LIBOR + 4.25%), 10/30/26		11,995	11,465,343

GFL Environmental, Inc., Term Loan, 7.415%, (3 mo. USD LIBOR + 3.00%), 5/30/25		7,574	7,547,159

Harsco Corporation, Term Loan, 6.063%, (1 mo. USD LIBOR + 2.25%), 3/10/28		3,407	2,990,385

LABL, Inc., Term Loan, 8.754%, (1 mo. USD LIBOR + 5.00%), 10/29/28		8,660	8,016,590

Monitronics International, Inc., Term Loan, 11.915%, (3 mo. USD LIBOR + 6.50%), 3/29/24		16,842	11,143,936

PECF USS Intermediate Holding III Corporation, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 12/15/28		9,916	7,709,036

Phoenix Services International, LLC:

DIP Loan, 5.559%, (SOFR + 2.00%), 3/28/23		852	852,152

Term Loan, 0.00%, 3/1/25(12)		8,551	1,913,339

Prime Security Services Borrower, LLC, Term Loan, 6.505%, (3 mo. USD LIBOR + 2.75%), 9/23/26		13,506	13,328,306

SITEL Group, Term Loan, 4.883%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	6,425	6,099,493

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Commercial Services & Supplies (continued)

SITEL Worldwide Corporation, Term Loan, 7.51%, (1 mo. USD LIBOR + 3.75%), 8/28/28		17,108	$16,872,809

Tempo Acquisition, LLC, Term Loan, 6.729%, (SOFR + 3.00%), 8/31/28		2,487	2,460,261

TruGreen Limited Partnership, Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 11/2/27		4,028	3,741,237

Werner FinCo, L.P., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 7/24/24		4,619	4,203,202

			$138,567,927

Communications Equipment — 0.3%

CommScope, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/6/26		15,296	$14,646,023

Digi International, Inc., Term Loan, 8.754%, (1 mo. USD LIBOR + 5.00%), 11/1/28		4,893	4,813,348

Tiger Acquisition, LLC, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 6/1/28		3,354	3,140,957

			$22,600,328

Construction Materials — 0.4%

Oscar AcquisitionCo, LLC, Term Loan, 8.153%, (SOFR + 4.50%), 4/29/29		13,300	$12,083,050

Quikrete Holdings, Inc.:

Term Loan, 6.379%, (1 mo. USD LIBOR + 2.63%), 2/1/27		4,270	4,159,524

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 6/11/28		19,207	18,760,606

			$35,003,180

Containers & Packaging — 1.2%

Berlin Packaging, LLC, Term Loan, 6.911%, (USD LIBOR + 3.75%), 3/11/28(9)		5,431	$5,210,343

BWAY Holding Company, Term Loan, 6.378%, (1 mo. USD LIBOR + 3.25%), 4/3/24		10,996	10,462,023

Clydesdale Acquisition Holdings, Inc., Term Loan, 8.004%, (SOFR + 4.18%), 4/13/29		8,803	8,493,365

Kouti B.V., Term Loan, 3.757%, (3 mo. EURIBOR + 3.18%), 8/31/28	EUR	29,250	25,822,955

Pregis TopCo Corporation:

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 7/31/26		1,361	1,301,128

Term Loan, 7.843%, (1 mo. USD LIBOR + 4.00%), 7/31/26		1,985	1,897,864

Pretium PKG Holdings, Inc.:

Term Loan, 7.60%, (USD LIBOR + 4.00%), 10/2/28(9)		7,121	6,260,713

Term Loan - Second Lien, 10.205%, (USD LIBOR + 6.75%), 10/1/29(9)		6,675	5,640,375

Borrower/Description		Principal Amount* (000’s omitted)	Value

Containers & Packaging (continued)

Pro Mach Group, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 8/31/28		2,827	$2,760,681

Proampac PG Borrower, LLC, Term Loan, 7.728%, (USD LIBOR + 3.75%), 11/3/25(9)		22,806	21,772,257

Trident TPI Holdings, Inc.:

Term Loan, 6.30%, (3 mo. USD LIBOR + 4.00%), 9/15/28(10)		713	678,276

Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 9/15/28		5,006	4,761,159

			$95,061,139

Distributors — 0.5%

Autokiniton US Holdings, Inc., Term Loan, 7.80%, (1 mo. USD LIBOR + 4.50%), 4/6/28		20,788	$19,494,405

Phillips Feed Service, Inc., Term Loan, 10.48%, (1 mo. USD LIBOR + 7.00%), 11/13/24(4)		475	380,380

White Cap Buyer, LLC, Term Loan, 7.479%, (SOFR + 3.75%), 10/19/27		18,515	17,579,512

			$37,454,297

Diversified Consumer Services — 0.7%

Ascend Learning, LLC:

Term Loan, 7.132%, (1 mo. USD LIBOR + 3.50%), 12/11/28		13,904	$12,803,189

Term Loan - Second Lien, 9.504%, (1 mo. USD LIBOR + 5.75%), 12/10/29		5,243	4,469,931

Corporation Service Company, Term Loan, 8/31/29(11)		5,100	5,007,563

FrontDoor, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 6/17/28		864	837,421

KUEHG Corp.:

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 2/21/25		28,637	27,503,145

Term Loan - Second Lien, 12.004%, (1 mo. USD LIBOR + 8.25%), 8/22/25		4,425	4,309,950

Sotheby’s, Term Loan, 8.579%, (3 mo. USD LIBOR + 4.50%), 1/15/27		4,025	3,953,179

			$58,884,378

Diversified Financial Services — 0.5%

Concorde Midco Ltd., Term Loan, 5.16%, (3 mo. EURIBOR + 4.00%), 3/1/28	EUR	8,730	$7,843,766

Sandy BidCo B.V., Term Loan, 6.038%, (6 mo. EURIBOR + 4.00%), 8/17/29	EUR	19,258	18,175,649

Zephyr Bidco Limited:

Term Loan, 4.693%, (1 mo. EURIBOR + 3.75%), 7/23/25	EUR	4,975	4,186,436

Term Loan, 6.934%, (SONIA + 4.75%), 7/23/25	GBP	8,675	7,784,690

			$37,990,541

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Diversified Telecommunication Services — 3.6%

Altice France S.A.:

Term Loan, 6.905%, (3 mo. USD LIBOR + 4.00%), 8/14/26		7,265	$6,678,022

Term Loan, 7.767%, (3 mo. USD LIBOR + 3.69%), 1/31/26		4,403	3,975,102

CenturyLink, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 3/15/27		42,192	39,440,939

GEE Holdings 2, LLC:

Term Loan, 11.604%, (3 mo. USD LIBOR + 8.00%), 3/24/25		9,639	9,675,264

Term Loan - Second Lien, 11.854%, (3 mo. USD LIBOR + 8.25%), 5.104% cash, 6.75% PIK, 3/23/26		6,865	5,263,294

LCPR Loan Financing, LLC, Term Loan, 7.162%, (1 mo. USD LIBOR + 3.75%), 10/16/28		1,650	1,612,360

Level 3 Financing, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 3/1/27		851	810,050

Numericable Group S.A.:

Term Loan, 4.605%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	6,946	6,340,630

Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 7/31/25		10,666	9,717,957

Telenet Financing USD, LLC, Term Loan, 5.412%, (1 mo. USD LIBOR + 2.00%), 4/30/28		32,325	31,378,330

Telenet International Finance S.a.r.l., Term Loan, 2.613%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	5,000	4,654,656

UPC Broadband Holding B.V.:

Term Loan, 2.863%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	4,850	4,487,457

Term Loan, 3.363%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	13,850	12,925,905

Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 4/30/28		5,800	5,667,081

UPC Financing Partnership, Term Loan, 6.337%, (1 mo. USD LIBOR + 2.93%), 1/31/29		28,800	28,229,155

Virgin Media Bristol, LLC:

Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 1/31/28		38,775	38,093,762

Term Loan, 6.662%, (1 mo. USD LIBOR + 3.25%), 1/31/29		500	493,047

Virgin Media Ireland Limited, Term Loan, 3.863%, (6 mo. EURIBOR + 3.50%), 7/15/29	EUR	8,500	7,894,368

Virgin Media SFA Finance Limited:

Term Loan, 3.345%, (1 mo. EURIBOR + 2.50%), 1/31/29	EUR	11,625	10,727,296

Term Loan, 5.469%, (SONIA + 3.25%), 1/15/27	GBP	8,175	8,414,140

Term Loan, 5.469%, (SONIA + 3.25%), 11/15/27	GBP	600	618,842

Zayo Group Holdings, Inc., Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	4,141	3,326,864

Borrower/Description		Principal Amount* (000’s omitted)	Value

Diversified Telecommunication Services (continued)

Ziggo B.V., Term Loan, 3.764%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	28,150	$25,757,630

Ziggo Financing Partnership, Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 4/30/28		21,734	21,202,388

			$287,384,539

Electrical Equipment — 0.1%

AZZ, Inc., Term Loan, 8.079%, (SOFR + 4.25%), 5/13/29		1,834	$1,820,101

Brookfield WEC Holdings, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 8/1/25		1,537	1,512,757

GrafTech Finance, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 2/12/25		3,351	3,196,095

II-VI Incorporated, Term Loan, 5.878%, (1 mo. USD LIBOR + 2.75%), 7/2/29		438	425,906

			$6,954,859

Electronic Equipment, Instruments & Components — 1.0%

Chamberlain Group, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 11/3/28		18,634	$16,999,820

Creation Technologies, Inc., Term Loan, 9.248%, (3 mo. USD LIBOR + 5.50%), 10/5/28		11,443	9,497,275

Minimax Viking GmbH, Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 7/31/25	EUR	1,856	1,782,308

Mirion Technologies, Inc., Term Loan, 5.627%, (6 mo. USD LIBOR + 2.75%), 10/20/28		7,292	7,123,751

Robertshaw US Holding Corp., Term Loan, 7.313%, (1 mo. USD LIBOR + 3.50%), 2/28/25		16,985	13,885,096

Verifone Systems, Inc., Term Loan, 6.997%, (3 mo. USD LIBOR + 4.00%), 8/20/25		13,766	12,298,735

Verisure Holding AB:

Term Loan, 3.473%, (6 mo. EURIBOR + 3.25%), 3/27/28	EUR	15,450	14,342,808

Term Loan, 3.753%, (6 mo. EURIBOR + 3.25%), 7/20/26	EUR	4,475	4,176,973

			$80,106,766

Energy Equipment & Services — 0.3%

Ameriforge Group, Inc.:

Term Loan, 15.029%, (1 mo. USD LIBOR + 13.00%), 12/29/23(10)		3,086	$1,531,602

Term Loan, 16.67%, (3 mo. USD LIBOR + 8.00%), 11.67% cash, 5.00% PIK, 12/31/23		24,185	12,002,041

Lealand Finance Company B.V.:

Term Loan, 6/28/24(11)		9,039	7,412,283

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 4.754% cash, 3.00% PIK, 6/30/25		2,443	1,302,819

			$22,248,745

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Engineering & Construction — 1.0%

Aegion Corporation, Term Loan, 8.504%, (1 mo. USD LIBOR + 4.75%), 5/17/28		15,918	$14,756,954

Amentum Government Services Holdings, LLC:

Term Loan, 7.393%, (SOFR + 4.00%), 2/15/29(9)		8,354	8,124,326

Term Loan, 7.798%, (3 mo. USD LIBOR + 4.00%), 1/29/27		5,790	5,630,476

American Residential Services, LLC, Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/15/27		7,525	7,337,052

APi Group DE, Inc.:

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 10/1/26		12,964	12,803,257

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/3/29		7,686	7,590,879

Centuri Group, Inc., Term Loan, 5.57%, (3 mo. USD LIBOR + 2.50%), 8/27/28		8,390	8,231,543

Northstar Group Services, Inc., Term Loan, 9.254%, (1 mo. USD LIBOR + 5.50%), 11/12/26		11,113	10,973,895

USIC Holdings, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/12/28		5,990	5,707,808

			$81,156,190

Entertainment — 2.0%

Alchemy Copyrights, LLC, Term Loan, 6.128%, (1 mo. USD LIBOR + 3.00%), 3/10/28		3,553	$3,534,895

AMC Entertainment Holdings, Inc., Term Loan, 6.314%, (1 mo. USD LIBOR + 3.00%), 4/22/26		19,650	14,049,945

City Football Group Limited, Term Loan, 6.484%, (3 mo. USD LIBOR + 3.50%), 7/21/28		11,821	11,052,261

Crown Finance US, Inc.:

DIP Loan, 0.00%, 9/7/23(10)		625	628,100

DIP Loan, 13.612%, (SOFR + 10.00%), 9/7/23		7,441	7,475,001

Delta 2 (LUX) S.a.r.l., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 2/1/24		62,085	62,097,608

Live Nation Entertainment, Inc., Term Loan, 5.313%, (1 mo. USD LIBOR + 1.75%), 10/17/26		5,629	5,438,755

Playtika Holding Corp., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 3/13/28		30,593	29,833,926

Renaissance Holding Corp.:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/30/25		5,979	5,796,350

Term Loan, 7.608%, (SOFR + 4.50%), 3/30/29		2,569	2,491,506

Term Loan - Second Lien, 10.754%, (1 mo. USD LIBOR + 7.00%), 5/29/26		3,175	3,034,770

UFC Holdings, LLC, Term Loan, 7.11%, (3 mo. USD LIBOR + 2.75%), 4/29/26		14,562	14,273,995

Vue International Bidco PLC:

Term Loan, 5.66%, (2 mo. EURIBOR + 4.75%), 7/3/26	EUR	3,878	2,618,652

Borrower/Description		Principal Amount* (000’s omitted)	Value

Entertainment (continued)

Vue International Bidco PLC: (continued)

Term Loan, 9.766%, (3 mo. EURIBOR + 8.00%), 6/30/27	EUR	434	$404,895

			$162,730,659

Equity Real Estate Investment Trusts (REITs) — 0.1%

Iron Mountain, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 1/2/26		8,699	$8,557,706

			$8,557,706

Food Products — 0.8%

8th Avenue Food & Provisions, Inc., Term Loan, 8.382%, (1 mo. USD LIBOR + 4.75%), 10/1/25		6,608	$5,798,739

Badger Buyer Corp., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 9/30/24		4,826	4,252,934

CHG PPC Parent, LLC:

Term Loan, 4.633%, (1 mo. EURIBOR + 3.50%), 3/31/25	EUR	2,000	1,876,850

Term Loan, 6.632%, (1 mo. USD LIBOR + 3.00%), 12/8/28		5,796	5,621,999

Del Monte Foods, Inc., Term Loan, 7.827%, (SOFR + 4.35%), 5/16/29		6,325	6,155,016

Froneri International, Ltd.:

Term Loan, 3.006%, (6 mo. EURIBOR + 2.38%), 1/29/27	EUR	1,500	1,355,446

Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 1/29/27		4,740	4,585,480

Monogram Food Solutions, LLC, Term Loan, 7.813%, (1 mo. USD LIBOR + 4.00%), 8/28/28		5,980	5,830,317

Nomad Foods Europe Midco Limited, Term Loan, 5.155%, (3 mo. USD LIBOR + 2.25%), 5/15/24		10,406	10,346,417

Sovos Brands Intermediate, Inc., Term Loan, 7.915%, (3 mo. USD LIBOR + 3.50%), 6/8/28		5,259	5,056,009

United Petfood Group B.V., Term Loan, 4.558%, (3 mo. EURIBOR + 3.00%), 4/23/28	EUR	8,400	7,574,934

Valeo F1 Company Limited (Ireland):

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 6/30/28	EUR	8,550	7,213,791

Term Loan, 7.188%, (SONIA + 5.00%), 6/28/28	GBP	2,500	2,365,274

			$68,033,206

Gas Utilities — 0.3%

CQP Holdco, L.P., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 6/5/28		27,356	$27,058,464

			$27,058,464

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care Equipment & Supplies — 0.9%

Bayou Intermediate II, LLC, Term Loan, 7.302%, (3 mo. USD LIBOR + 4.50%), 8/2/28		8,188	$7,860,600

CryoLife, Inc., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 6/1/27		6,713	6,293,526

Gloves Buyer, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 12/29/27		12,246	11,144,004

ICU Medical, Inc., Term Loan, 5.961%, (SOFR + 2.25%), 1/8/29(9)		7,438	7,290,033

Journey Personal Care Corp., Term Loan, 7.924%, (3 mo. USD LIBOR + 4.25%), 3/1/28		25,771	16,596,446

Medline Borrower, L.P., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 10/23/28		28,457	26,196,262

			$75,380,871

Health Care Providers & Services — 4.8%

AEA International Holdings (Lux) S.a.r.l., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/7/28		16,327	$16,081,665

Biogroup-LCD, Term Loan, 4.742%, (3 mo. EURIBOR + 2.75%), 2/9/28	EUR	10,650	9,516,231

BW NHHC Holdco, Inc., Term Loan, 7.961%, (3 mo. USD LIBOR + 5.00%), 5/15/25		13,718	8,671,083

CAB, Term Loan, 3.527%, (3 mo. EURIBOR + 3.25%), 2/9/28	EUR	7,150	6,633,194

Cano Health, LLC, Term Loan, 7.829%, (SOFR + 4.00%), 11/23/27		7,300	6,264,524

CCRR Parent, Inc., Term Loan, 7.51%, (1 mo. USD LIBOR + 3.75%), 3/6/28		4,757	4,620,434

Cerba Healthcare S.A.S.:

Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 6/30/28	EUR	18,925	17,050,567

Term Loan, 5.133%, (1 mo. EURIBOR + 4.00%), 2/15/29	EUR	8,225	7,696,535

CHG Healthcare Services, Inc., Term Loan, 7.004%, (3 mo. USD LIBOR + 3.25%), 9/29/28		3,712	3,611,602

Covis Finco S.a.r.l., Term Loan, 10.203%, (SOFR + 6.50%), 2/18/27		13,236	8,934,047

Dedalus Finance GmbH, Term Loan, 5.782%, (6 mo. EURIBOR + 3.75%), 7/17/27	EUR	16,850	14,570,507

Electron BidCo, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 11/1/28		5,923	5,747,355

Elsan S.A.S., Term Loan, 4.314%, (EURIBOR + 3.35%), 6/16/28(9)	EUR	4,100	3,794,784

Ensemble RCM, LLC, Term Loan, 7.944%, (SOFR + 3.75%), 8/3/26		14,731	14,528,459

Envision Healthcare Corporation:

Term Loan, 11.603%, (SOFR + 7.88%), 3/31/27		5,463	5,074,065

Term Loan - Second Lien, 6.825%, (SOFR + 4.25%), 3/31/27		38,737	16,979,905

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care Providers & Services (continued)

IVC Acquisition, Ltd.:

Term Loan, 4.141%, (3 mo. EURIBOR + 3.75%), 2/13/26	EUR	8,710	$7,983,600

Term Loan, 4.391%, (3 mo. EURIBOR + 4.00%), 2/13/26	EUR	19,100	17,654,547

Term Loan, 6.309%, (SONIA + 4.50%), 2/13/26	GBP	950	984,871

MDVIP, Inc., Term Loan, 7.072%, (1 mo. USD LIBOR + 3.50%), 10/16/28		5,547	5,370,310

Medical Solutions Holdings, Inc.:

Term Loan, 3.50%, 11/1/28(10)		1,924	1,859,146

Term Loan, 6.377%, (3 mo. USD LIBOR + 3.50%), 11/1/28		11,959	11,555,672

Term Loan - Second Lien, 9.877%, (3 mo. USD LIBOR + 7.00%), 11/1/29		9,500	9,143,750

Mehilainen Yhtiot Oy, Term Loan, 4.718%, (3 mo. EURIBOR + 3.53%), 8/11/25	EUR	7,525	6,990,384

Midwest Physician Administrative Services, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 3/12/28		1,424	1,289,554

National Mentor Holdings, Inc.:

Term Loan, 7.43%, (3 mo. USD LIBOR + 3.75%), 3/2/28		472	340,669

Term Loan, 7.466%, (USD LIBOR + 3.75%), 3/2/28(9)		17,264	12,467,835

Term Loan - Second Lien, 10.93%, (3 mo. USD LIBOR + 7.25%), 3/2/29		5,525	3,798,437

Option Care Health, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 10/27/28		7,369	7,244,955

Pearl Intermediate Parent, LLC, Term Loan - Second Lien, 10.004%, (1 mo. USD LIBOR + 6.25%), 2/13/26		2,350	2,150,250

Pediatric Associates Holding Company, LLC:

Term Loan, 5.122%, (1 mo. USD LIBOR + 3.25%), 12/29/28(10)		148	142,858

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 12/29/28		972	940,496

PetVet Care Centers, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/14/25		5,897	5,543,090

Phoenix Guarantor, Inc.:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/5/26		21,429	20,612,107

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 3/5/26		6,419	6,174,084

Radiology Partners, Inc., Term Loan, 7.825%, (1 mo. USD LIBOR + 4.25%), 7/9/25		25,462	20,687,902

Radnet Management, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/21/28		8,825	8,589,377

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care Providers & Services (continued)

Ramsay Generale de Sante S.A., Term Loan, 4.302%, (3 mo. EURIBOR + 2.80%), 4/22/27	EUR	9,100	$8,509,695

Select Medical Corporation, Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 3/6/25		45,148	44,025,942

Sound Inpatient Physicians:

Term Loan, 6/27/25(11)		200	158,800

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 6/27/25		2,345	1,864,523

Synlab Bondco PLC, Term Loan, 2.778%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,125	2,009,030

TTF Holdings, LLC, Term Loan, 7.813%, (1 mo. USD LIBOR + 4.00%), 3/31/28		5,083	4,993,648

U.S. Anesthesia Partners, Inc., Term Loan, 7.378%, (1 mo. USD LIBOR + 4.25%), 10/1/28		13,991	13,264,061

WP CityMD Bidco, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/22/28		10,660	10,388,016

			$386,512,566

Health Care Technology — 1.8%

athenahealth, Inc.:

Term Loan, 3.50%, 2/15/29(10)		1,834	$1,674,236

Term Loan, 6.967%, (SOFR + 3.50%), 2/15/29		10,794	9,853,295

Bracket Intermediate Holding Corp., Term Loan, 7.998%, (3 mo. USD LIBOR + 4.25%), 9/5/25		11,301	10,852,078

Certara, L.P., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 8/15/26		1,827	1,785,770

eResearchTechnology, Inc., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 2/4/27		4,105	3,833,053

GHX Ultimate Parent Corporation, Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 6/28/24		3,412	3,304,979

Imprivata, Inc.:

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 12/1/27		21,355	20,954,411

Term Loan, 7.979%, (SOFR + 4.25%), 12/1/27		3,292	3,251,976

MedAssets Software Intermediate Holdings, Inc.:

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 12/18/28		16,393	15,572,994

Term Loan - Second Lien, 10.504%, (1 mo. USD LIBOR + 6.75%), 12/17/29		8,775	7,553,809

Navicure, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 10/22/26		12,833	12,516,515

PointClickCare Technologies, Inc., Term Loan, 5.938%, (6 mo. USD LIBOR + 3.00%), 12/29/27		4,236	4,152,556

Project Ruby Ultimate Parent Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/10/28		8,110	7,654,846

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care Technology (continued)

Symplr Software, Inc., Term Loan, 8.694%, (SOFR + 4.50%), 12/22/27		12,914	$12,094,351

Verscend Holding Corp., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 8/27/25		27,163	26,832,027

			$141,886,896

Hotels, Restaurants & Leisure — 3.4%

1011778 B.C. Unlimited Liability Company, Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 11/19/26		24,641	$24,014,220

Bally’s Corporation, Term Loan, 6.55%, (3 mo. USD LIBOR + 3.25%), 10/2/28		11,087	10,336,758

Carnival Corporation:

Term Loan, 3.975%, (6 mo. EURIBOR + 3.75%), 6/30/25	EUR	8,881	8,381,334

Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 6/30/25		3,718	3,501,068

Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 10/18/28		34,762	31,937,875

Churchill Downs Incorporated, Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 12/27/24		3,334	3,316,041

ClubCorp Holdings, Inc., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 9/18/24		21,159	19,056,570

Dave & Buster’s, Inc., Term Loan, 8.875%, (SOFR + 5.00%), 6/29/29		10,823	10,617,695

Fertitta Entertainment, LLC, Term Loan, 7.729%, (SOFR + 4.00%), 1/27/29		17,910	16,844,743

Great Canadian Gaming Corporation, Term Loan, 7.602%, (3 mo. USD LIBOR + 4.00%), 11/1/26		8,318	8,103,847

GVC Holdings PLC, Term Loan, 3.633%, (1 mo. EURIBOR + 2.50%), 3/29/24	EUR	21,225	20,346,332

Hilton Grand Vacations Borrower, LLC, Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 8/2/28		9,034	8,903,890

IRB Holding Corp.:

Term Loan, 6.208%, (SOFR + 3.00%), 12/15/27		4,929	4,790,199

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 2/5/25		2	2,293

NCL Corporation Limited, Term Loan, 1/2/24(11)		4,500	4,252,500

Oravel Stays Singapore Pte, Ltd., Term Loan, 11.86%, (3 mo. USD LIBOR + 8.25%), 6/23/26		5,407	4,730,742

Playa Resorts Holding B.V., Term Loan, 6.50%, (1 mo. USD LIBOR + 2.75%), 4/29/24		19,136	18,689,697

Scientific Games Holdings, L.P., Term Loan, 7.097%, (SOFR + 3.50%), 4/4/29		10,000	9,440,970

Scientific Games International, Inc., Term Loan, 6.402%, (SOFR + 3.00%), 4/14/29		7,481	7,403,632

SeaWorld Parks & Entertainment, Inc., Term Loan, 6.813%, (1 mo. USD LIBOR + 3.00%), 8/25/28		9,974	9,746,089

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Hotels, Restaurants & Leisure (continued)

Stars Group Holdings B.V. (The):

Term Loan, 3.728%, (3 mo. EURIBOR + 2.50%), 7/21/26	EUR	11,225	$10,464,490

Term Loan, 5.892%, (3 mo. USD LIBOR + 2.25%), 7/21/26		29,342	28,868,634

Travel Leaders Group, LLC, Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 1/25/24		14,996	13,318,312

			$277,067,931

Household Durables — 0.8%

Libbey Glass, Inc., Term Loan, 11.941%, (3 mo. USD LIBOR + 8.00%), 11/13/25		6,407	$6,562,725

Serta Simmons Bedding, LLC:

Term Loan, 10.793%, (1 mo. USD LIBOR + 7.50%), 8/10/23		13,364	13,004,879

Term Loan - Second Lien, 10.793%, (1 mo. USD LIBOR + 7.50%), 8/10/23		44,139	22,321,592

Solis IV B.V.:

Term Loan, 4.468%, (3 mo. EURIBOR + 4.00%), 2/26/29	EUR	5,693	4,702,108

Term Loan, 6.34%, (SOFR + 3.50%), 2/26/29		13,857	11,584,825

Spectrum Brands, Inc., Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 3/3/28		4,186	4,029,266

			$62,205,395

Household Products — 0.5%

Diamond (BC) B.V., Term Loan, 7.163%, (USD LIBOR + 2.75%), 9/29/28(9)		8,536	$8,004,165

Energizer Holdings, Inc., Term Loan, 5.875%, (1 mo. USD LIBOR + 2.25%), 12/22/27		7,576	7,354,951

Kronos Acquisition Holdings, Inc.:

Term Loan, 6.82%, (3 mo. USD LIBOR + 3.75%), 12/22/26		10,568	10,017,961

Term Loan, 8.94%, (SOFR + 6.00%), 12/22/26		5,111	4,906,920

Nobel Bidco B.V., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/1/28	EUR	11,450	7,729,873

			$38,013,870

Independent Power and Renewable Electricity Producers — 0.1%

Calpine Corporation:

Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 4/5/26		2,325	$2,284,586

Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 12/16/27		6,192	6,132,364

Longview Power, LLC, Term Loan, 13.674%, (3 mo. USD LIBOR + 10.00%), 7/30/25		293	288,544

			$8,705,494

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Conglomerates — 0.4%

Rain Carbon GmbH, Term Loan, 3.282%, (3 mo. EURIBOR + 3.00%), 1/16/25	EUR	15,625	$14,540,658

SPX Flow, Inc., Term Loan, 8.329%, (SOFR + 4.50%), 4/5/29		19,650	18,667,500

			$33,208,158

Insurance — 1.6%

Alliant Holdings Intermediate, LLC:

Term Loan, 6.98%, (1 mo. USD LIBOR + 3.50%), 11/6/27		13,299	$12,862,275

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/9/25		5,832	5,672,713

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/9/25		4,765	4,634,326

AmWINS Group, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 2/19/28		25,722	25,198,176

AssuredPartners, Inc.:

Term Loan, 7.229%, (SOFR + 3.50%), 2/12/27		5,348	5,109,128

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/12/27		13,369	12,781,755

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/12/27		3,424	3,273,319

Financiere CEP S.A.S., Term Loan, 4.225%, (6 mo. EURIBOR + 4.00%), 6/18/27	EUR	4,125	3,831,938

Hub International Limited:

Term Loan, 7.326%, (3 mo. USD LIBOR + 3.00%), 4/25/25		15,174	14,900,671

Term Loan, 7.527%, (3 mo. USD LIBOR + 3.25%), 4/25/25		5,388	5,300,841

NFP Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 2/15/27		25,465	24,216,825

USI, Inc.:

Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 5/16/24		8,739	8,641,423

Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/2/26		1,931	1,895,917

			$128,319,307

Interactive Media & Services — 0.4%

Buzz Finco, LLC:

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/29/27		1,982	$1,932,161

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 1/29/27		435	428,531

Foundational Education Group, Inc., Term Loan, 7.565%, (SOFR + 3.75%), 8/31/28		5,188	5,077,994

Getty Images, Inc.:

Term Loan, 5.563%, (3 mo. EURIBOR + 5.00%), 2/19/26	EUR	3,724	3,662,278

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Interactive Media & Services (continued)

Getty Images, Inc.: (continued)

Term Loan, 7.625%, (3 mo. USD LIBOR + 4.50%), 2/19/26		15,990	$15,922,268

Match Group, Inc., Term Loan, 4.692%, (3 mo. USD LIBOR + 1.75%), 2/13/27		6,450	6,331,752

			$33,354,984

Internet & Direct Marketing Retail — 0.4%

Adevinta ASA:

Term Loan, 4.443%, (3 mo. EURIBOR + 3.25%), 6/26/28	EUR	7,268	$6,941,950

Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 6/26/28		2,148	2,102,506

CNT Holdings I Corp., Term Loan, 7.239%, (SOFR + 3.50%), 11/8/27		10,759	10,500,587

Etraveli Holding AB, Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 8/2/24	EUR	7,844	7,680,802

Hoya Midco, LLC, Term Loan, 6.979%, (SOFR + 3.25%), 2/3/29		5,166	5,114,770

Speedster Bidco GmbH, Term Loan, 5.108%, (6 mo. EURIBOR + 3.25%), 3/31/27	EUR	2,975	2,584,789

			$34,925,404

IT Services — 3.3%

Asurion, LLC:

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 11/3/24		2,154	$2,041,606

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 12/23/26		3,439	3,074,456

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 7/31/27		11,722	10,353,988

Term Loan, 7.653%, (SOFR + 4.00%), 8/19/28		14,175	12,802,070

Term Loan - Second Lien, 9.004%, (1 mo. USD LIBOR + 5.25%), 1/31/28		14,540	10,314,312

Cyxtera DC Holdings, Inc.:

Term Loan, 7.36%, (3 mo. USD LIBOR + 3.00%), 5/1/24		27,291	23,460,305

Term Loan, 8.36%, (3 mo. USD LIBOR + 4.00%), 5/1/24		9,762	8,712,177

Endure Digital, Inc., Term Loan, 6.698%, (1 mo. USD LIBOR + 3.50%), 2/10/28		22,814	19,548,361

Gainwell Acquisition Corp., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 10/1/27		57,614	54,973,542

Go Daddy Operating Company, LLC, Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 2/15/24		45,065	44,952,819

Indy US Bidco, LLC:

Term Loan, 4.883%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	5,678	5,055,177

Borrower/Description		Principal Amount* (000’s omitted)	Value

IT Services (continued)

Indy US Bidco, LLC: (continued)

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/5/28		4,171	$3,712,471

Informatica, LLC, Term Loan, 6.563%, (1 mo. USD LIBOR + 2.75%), 10/27/28		31,915	31,148,674

NAB Holdings, LLC, Term Loan, 6.703%, (SOFR + 3.00%), 11/23/28		16,203	15,581,470

Rackspace Technology Global, Inc., Term Loan, 5.617%, (3 mo. USD LIBOR + 2.75%), 2/15/28		16,430	10,536,997

team.blue Finco S.a.r.l.:

Term Loan, 4.893%, (3 mo. EURIBOR + 3.70%), 3/30/28	EUR	10,547	9,724,133

Term Loan, 4.943%, (3 mo. EURIBOR + 3.75%), 3/27/28	EUR	603	555,665

WEX, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 3/31/28		3,940	3,868,938

			$270,417,161

Leisure Products — 0.3%

Amer Sports Oyj, Term Loan, 5.131%, (6 mo. EURIBOR + 4.50%), 3/30/26	EUR	11,925	$10,429,617

Fender Musical Instruments Corporation, Term Loan, 7.368%, (SOFR + 4.00%), 12/1/28		3,938	3,317,541

Hayward Industries, Inc., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 5/30/28		9,147	8,614,313

SRAM, LLC, Term Loan, 6.423%, (USD LIBOR + 2.75%), 5/18/28(9)		2,189	2,129,567

			$24,491,038

Life Sciences Tools & Services — 2.0%

Avantor Funding, Inc.:

Term Loan, 3.185%, (1 mo. EURIBOR + 2.50%), 6/12/28	EUR	19,454	$18,810,630

Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 11/8/27		15,386	15,087,876

Cambrex Corporation, Term Loan, 7.329%, (SOFR + 3.50%), 12/4/26		324	312,791

Catalent Pharma Solutions, Inc., Term Loan, 5.625%, (1 mo. USD LIBOR + 2.00%), 2/22/28		1,034	1,025,847

Curia Global, Inc., Term Loan, 8.163%, (USD LIBOR + 3.75%), 8/30/26(9)		14,436	13,274,842

ICON Luxembourg S.a.r.l., Term Loan, 5.938%, (3 mo. USD LIBOR + 2.25%), 7/3/28		51,015	50,590,324

IQVIA, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 1/17/25		12,472	12,440,568

LGC Group Holdings, Ltd., Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 4/21/27	EUR	5,775	5,164,963

Loire Finco Luxembourg S.a.r.l., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/21/27		1,134	1,057,190

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Life Sciences Tools & Services (continued)

Packaging Coordinators Midco, Inc., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/30/27		7,964	$7,717,640

Parexel International Corporation, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 11/15/28		5,732	5,536,096

PRA Health Sciences, Inc., Term Loan, 5.938%, (3 mo. USD LIBOR + 2.25%), 7/3/28		12,711	12,604,799

Sotera Health Holdings, LLC, Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 12/11/26		17,828	16,223,608

			$159,847,174

Machinery — 3.5%

AI Alpine AT Bidco GmbH, Term Loan, 4.731%, (6 mo. EURIBOR + 3.00%), 10/31/25	EUR	6,125	$5,515,823

AI Aqua Merger Sub, Inc., Term Loan, 6.858%, (SOFR + 3.75%), 7/31/28		11,650	10,863,199

Albion Financing 3 S.a.r.l., Term Loan, 9.575%, (3 mo. USD LIBOR + 5.25%), 8/17/26		18,535	17,561,853

Ali Group North America Corporation, Term Loan, 5.843%, (1 mo. USD LIBOR + 2.00%), 7/30/29		16,981	16,694,391

Alliance Laundry Systems, LLC, Term Loan, 7.409%, (3 mo. USD LIBOR + 3.50%), 10/8/27		5,253	5,084,746

American Trailer World Corp., Term Loan, 7.579%, (SOFR + 3.75%), 3/3/28		17,552	15,985,224

Apex Tool Group, LLC, Term Loan, 8.624%, (SOFR + 5.25%), 2/8/29		26,131	22,701,381

Clark Equipment Company, Term Loan, 6.153%, (SOFR + 2.50%), 4/20/29		11,542	11,363,099

Conair Holdings, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/17/28		24,453	20,703,548

CPM Holdings, Inc., Term Loan, 6.628%, (1 mo. USD LIBOR + 3.50%), 11/17/25		4,713	4,590,044

Delachaux Group S.A., Term Loan, 8.915%, (3 mo. USD LIBOR + 4.50%), 4/16/26		4,769	4,315,493

Engineered Machinery Holdings, Inc.:

Term Loan, 4.943%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	10,766	9,646,704

Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/19/28		17,268	16,742,453

Term Loan - Second Lien, 9.674%, (3 mo. USD LIBOR + 6.00%), 5/21/29		2,000	1,891,250

EWT Holdings III Corp., Term Loan, 6.313%, (1 mo. USD LIBOR + 2.50%), 4/1/28		3,518	3,475,916

Filtration Group Corporation:

Term Loan, 4.633%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	2,946	2,768,014

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 3/29/25		2,913	2,858,428

Borrower/Description		Principal Amount* (000’s omitted)	Value

Machinery (continued)

Gates Global, LLC:

Term Loan, 4.133%, (1 mo. EURIBOR + 3.00%), 4/1/24	EUR	8,283	$7,776,826

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 3/31/27		15,655	15,270,154

Icebox Holdco III, Inc.:

Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/22/28		11,789	10,934,602

Term Loan, 7.58%, (3 mo. USD LIBOR + 3.75%), 12/22/28		2,451	2,273,700

Madison IAQ, LLC, Term Loan, 6.815%, (3 mo. USD LIBOR + 3.25%), 6/21/28		35,259	32,085,963

Penn Engineering & Manufacturing Corp., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 6/27/24		1,876	1,833,717

Titan Acquisition Limited, Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 3/28/25		22,828	20,904,161

TK Elevator Topco GmbH, Term Loan, 4.256%, (1 mo. EURIBOR + 3.63%), 7/29/27	EUR	9,725	8,853,884

Vertical US Newco, Inc., Term Loan, 6.871%, (6 mo. USD LIBOR + 3.50%), 7/30/27		6	5,934

Zephyr German BidCo GmbH, Term Loan, 4.216%, (3 mo. EURIBOR + 3.40%), 3/10/28	EUR	11,775	10,754,199

			$283,454,706

Media — 1.9%

Axel Springer SE, Term Loan, 5.816%, (3 mo. EURIBOR + 4.75%), 12/18/26	EUR	8,500	$8,043,117

Charter Communications Operating, LLC, Term Loan, 5.51%, (1 mo. USD LIBOR + 1.75%), 2/1/27		3,635	3,574,079

CSC Holdings, LLC:

Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 7/17/25		25,265	24,538,230

Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 1/15/26		4	4,007

Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 4/15/27		13,109	12,491,421

Diamond Sports Group, LLC:

Term Loan, 11.208%, (SOFR + 8.10%), 5/26/26		5,029	4,847,859

Term Loan - Second Lien, 6.458%, (SOFR + 3.35%), 8/24/26		23,126	4,627,593

Entravision Communications Corporation, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 11/29/24		7,139	6,996,184

Gray Television, Inc., Term Loan, 6.128%, (1 mo. USD LIBOR + 3.00%), 12/1/28		1,042	1,029,658

Hubbard Radio, LLC, Term Loan, 8.01%, (1 mo. USD LIBOR + 4.25%), 3/28/25		6,333	5,235,431

iHeartCommunications, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 5/1/26		2,365	2,240,716

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Media (continued)

Magnite, Inc., Term Loan, 8.642%, (USD LIBOR + 5.00%), 4/28/28(9)	6,370	$6,019,995

Mission Broadcasting, Inc., Term Loan, 5.628%, (1 mo. USD LIBOR + 2.50%), 6/2/28	3,654	3,624,823

MJH Healthcare Holdings, LLC, Term Loan, 7.329%, (SOFR + 3.50%), 1/28/29	3,706	3,521,056

Nexstar Broadcasting, Inc., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 9/18/26	3,989	3,955,356

Recorded Books, Inc., Term Loan, 7.578%, (SOFR + 4.00%), 8/29/25	12,877	12,544,326

Sinclair Television Group, Inc.:

Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 9/30/26	6,232	5,903,499

Term Loan, 6.76%, (1 mo. USD LIBOR + 3.00%), 4/1/28	22,904	21,334,824

Univision Communications, Inc.:

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 3/15/24	7,012	6,996,325

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/15/26	18,374	17,855,378

		$155,383,877

Metals/Mining — 0.5%

American Consolidated Natural Resources, Inc., Term Loan, 20.33%, (3 mo. USD LIBOR + 13.00%), 17.33% cash, 3.00% PIK, 9/16/25	429	$431,722

Dynacast International, LLC:

Term Loan, 7.48%, (3 mo. USD LIBOR + 4.50%), 7/22/25	15,337	13,074,881

Term Loan, 11.98%, (3 mo. USD LIBOR + 9.00%), 10/22/25	3,065	2,605,181

WireCo WorldGroup, Inc., Term Loan, 7.188%, (3 mo. USD LIBOR + 4.25%), 11/13/28	8,975	8,787,855

Zekelman Industries, Inc., Term Loan, 5.604%, (3 mo. USD LIBOR + 2.00%), 1/24/27	15,456	15,044,185

		$39,943,824

Oil, Gas & Consumable Fuels — 1.5%

Buckeye Partners, L.P., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 11/1/26	8,273	$8,190,521

Centurion Pipeline Company, LLC:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 9/29/25	3,120	3,088,986

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 9/28/25	1,629	1,609,516

CITGO Petroleum Corporation, Term Loan, 10.004%, (1 mo. USD LIBOR + 6.25%), 3/28/24	17,681	17,728,354

Delek US Holdings, Inc., Term Loan, 9.254%, (1 mo. USD LIBOR + 5.50%), 3/31/25	5,739	5,692,119

Borrower/Description		Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Freeport LNG Investments, LLLP, Term Loan, 7.743%, (3 mo. USD LIBOR + 3.50%), 12/21/28		16,874	$15,835,798

GIP II Blue Holding, L.P, Term Loan, 8.174%, (3 mo. USD LIBOR + 4.50%), 9/29/28		15,994	15,889,483

Matador Bidco S.a.r.l., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 10/15/26		32,570	31,958,915

Oryx Midstream Services Permian Basin, LLC, Term Loan, 6.211%, (3 mo. USD LIBOR + 3.25%), 10/5/28		3,694	3,647,425

Oxbow Carbon, LLC, Term Loan, 7.878%, (3 mo. USD LIBOR + 4.25%), 10/17/25		5,476	5,459,530

QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 11.754%, (1 mo. USD LIBOR + 8.00%), 8/27/26		5,729	5,714,831

UGI Energy Services, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 8/13/26		8,946	8,914,257

			$123,729,735

Personal Products — 0.4%

HLF Financing S.a.r.l., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 8/18/25		9,683	$9,355,114

Rainbow Finco S.a.r.l., Term Loan, 4.658%, (6 mo. EURIBOR + 3.75%), 2/24/29	EUR	14,125	13,185,460

Sunshine Luxembourg VII S.a.r.l., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 10/1/26		6,448	6,146,214

			$28,686,788

Pharmaceuticals — 1.6%

Aenova Holding GmbH, Term Loan, 5.034%, (6 mo. EURIBOR + 4.50%), 3/6/26	EUR	2,925	$2,514,849

AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 9/29/25	EUR	13,000	12,076,412

Akorn, Inc., Term Loan, 11.243%, (3 mo. USD LIBOR + 7.50%), 10/1/25		2,996	2,845,986

Amneal Pharmaceuticals, LLC, Term Loan, 7.251%, (USD LIBOR + 3.50%), 5/4/25(9)		13,385	11,479,703

Bausch Health Companies, Inc., Term Loan, 8.624%, (SOFR + 5.25%), 2/1/27		18,823	14,151,142

Horizon Therapeutics USA, Inc.:

Term Loan, 5.375%, (1 mo. USD LIBOR + 1.75%), 3/15/28		16,696	16,398,365

Term Loan, 5.625%, (1 mo. USD LIBOR + 2.00%), 5/22/26		7,802	7,673,665

Jazz Financing Lux S.a.r.l., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/5/28		7,075	7,005,123

Mallinckrodt International Finance S.A.:

Term Loan, 8.733%, (3 mo. USD LIBOR + 5.25%), 9/30/27		36,851	30,010,621

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Pharmaceuticals (continued)

Mallinckrodt International Finance S.A.: (continued)

Term Loan, 8.983%, (3 mo. USD LIBOR + 5.50%), 9/30/27		10,080	$8,231,703

PharmaZell GmbH, Term Loan, 5.193%, (1 mo. EURIBOR + 4.00%), 5/12/27	EUR	1,800	1,698,801

Recipharm AB, Term Loan, 3.539%, (3 mo. EURIBOR + 3.20%), 2/17/28	EUR	13,725	12,275,173

			$126,361,543

Professional Services — 1.7%

AlixPartners, LLP, Term Loan, 4.443%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	3,472	$3,251,182

APFS Staffing Holdings, Inc., Term Loan, 8.044%, (SOFR + 4.00%), 12/29/28(9)		3,706	3,595,184

Blitz 20-487 GmbH, Term Loan, 4.805%, (3 mo. EURIBOR + 3.20%), 4/28/28	EUR	7,525	6,999,680

Brown Group Holding, LLC:

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/7/28		12,656	12,318,552

Term Loan, 7.419%, (SOFR + 3.75%), 7/2/29		3,575	3,541,037

CoreLogic, Inc., Term Loan, 7.313%, (1 mo. USD LIBOR + 3.50%), 6/2/28		19,256	14,189,067

Deerfield Dakota Holding, LLC, Term Loan, 7.479%, (SOFR + 3.75%), 4/9/27		17,511	16,605,455

EAB Global, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 8/16/28		14,540	13,918,535

Employbridge, LLC, Term Loan, 8.424%, (3 mo. USD LIBOR + 4.75%), 7/19/28		20,810	17,851,833

First Advantage Holdings, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/31/27		5,857	5,792,742

Rockwood Service Corporation, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 1/23/27		5,471	5,347,631

Trans Union, LLC, Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 12/1/28		32,247	31,790,474

Vaco Holdings, LLC, Term Loan, 8.708%, (SOFR + 5.00%), 1/21/29(9)		3,697	3,613,878

			$138,815,250

Real Estate Management & Development — 0.5%

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 8/21/25		29,388	$28,797,100

RE/MAX International, Inc., Term Loan, 6.313%, (1 mo. USD LIBOR + 2.50%), 7/21/28		16,417	15,534,764

			$44,331,864

Road & Rail — 1.8%

Avis Budget Car Rental, LLC, Term Loan, 5.51%, (1 mo. USD LIBOR + 1.75%), 8/6/27		6,995	$6,791,887

Borrower/Description		Principal Amount* (000’s omitted)	Value

Road & Rail (continued)

Grab Holdings, Inc., Term Loan, 8.26%, (1 mo. USD LIBOR + 4.50%), 1/29/26		45,571	$43,071,775

Hertz Corporation, (The):

Term Loan, 7.01%, (1 mo. USD LIBOR + 3.25%), 6/30/28		13,502	13,046,525

Term Loan, 7.01%, (1 mo. USD LIBOR + 3.25%), 6/30/28		2,577	2,489,892

Kenan Advantage Group, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/24/26		14,855	14,203,729

Uber Technologies, Inc.:

Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 4/4/25		41,325	41,084,166

Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 2/25/27		24,720	24,497,867

XPO Logistics, Inc., Term Loan, 4.936%, (1 mo. USD LIBOR + 1.75%), 2/24/25		4,275	4,219,224

			$149,405,065

Semiconductors & Semiconductor Equipment — 1.2%

Altar Bidco, Inc.:

Term Loan, 5.368%, (SOFR + 3.35%), 2/1/29(9)		23,815	$22,341,740

Term Loan - Second Lien, 7.355%, (SOFR + 5.60%), 2/1/30		6,650	5,741,164

Bright Bidco B.V., DIP Loan, 10.903%, (SOFR + 8.00%), 2/28/23		3,376	3,021,834

Entegris, Inc., Term Loan, 5.708%, (SOFR + 3.00%), 7/6/29		2,500	2,491,015

MACOM Technology Solutions Holdings, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 5/17/24		555	546,039

MaxLinear, Inc., Term Loan, 5.882%, (1 mo. USD LIBOR + 2.25%), 6/23/28		3,546	3,484,366

MKS Instruments, Inc.:

Term Loan, 3.913%, (1 mo. EURIBOR + 3.00%), 8/17/29	EUR	5,625	5,406,035

Term Loan, 6.317%, (SOFR + 2.75%), 8/17/29		47,750	46,829,810

Synaptics Incorporated, Term Loan, 4.356%, (3 mo. USD LIBOR + 2.25%), 12/2/28		2,784	2,756,470

Ultra Clean Holdings, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 8/27/25		2,109	2,088,013

			$94,706,486

Software — 14.9%

Applied Systems, Inc.:

Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 9/19/24		43,880	$43,394,209

Term Loan - Second Lien, 9.174%, (3 mo. USD LIBOR + 5.50%), 9/19/25		3,707	3,663,414

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Software (continued)

AppLovin Corporation:

Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 10/25/28		17,811	$17,203,839

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 8/15/25		43,004	42,137,373

Aptean, Inc.:

Term Loan, 7.32%, (3 mo. USD LIBOR + 4.25%), 4/23/26		26,142	25,096,027

Term Loan - Second Lien, 10.07%, (3 mo. USD LIBOR + 7.00%), 4/23/27		6,550	6,255,250

AQA Acquisition Holding, Inc., Term Loan, 7.32%, (3 mo. USD LIBOR + 4.25%), 3/3/28		2,736	2,629,875

Astra Acquisition Corp.:

Term Loan, 9.004%, (1 mo. USD LIBOR + 5.25%), 10/25/28		13,017	11,346,099

Term Loan - Second Lien, 12.629%, (1 mo. USD LIBOR + 8.88%), 10/25/29		20,170	18,455,687

Banff Merger Sub, Inc.:

Term Loan, 5.133%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	1,927	1,793,039

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/2/25		18,882	18,190,712

Term Loan - Second Lien, 9.254%, (1 mo. USD LIBOR + 5.50%), 2/27/26		13,521	12,456,394

Cast and Crew Payroll, LLC:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/9/26		8,482	8,357,912

Term Loan, 7.478%, (SOFR + 3.75%), 12/29/28		6,154	6,070,809

CDK Global, Inc., Term Loan, 8.112%, (SOFR + 4.50%), 7/6/29		33,975	33,333,246

CentralSquare Technologies, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 8/29/25		18,552	16,158,979

Ceridian HCM Holding, Inc., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 4/30/25		10,008	9,708,751

Cloudera, Inc.:

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/8/28		30,916	28,906,811

Term Loan - Second Lien, 9.754%, (1 mo. USD LIBOR + 6.00%), 10/8/29		8,550	7,096,500

ConnectWise, LLC, Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 9/29/28		13,399	12,702,015

Constant Contact, Inc., Term Loan, 7.909%, (3 mo. USD LIBOR + 4.00%), 2/10/28		12,096	10,529,796

Cornerstone OnDemand, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/16/28		15,622	13,122,060

Delta TopCo, Inc., Term Loan, 5.836%, (3 mo. USD LIBOR + 3.75%), 12/1/27		13,528	12,386,213

E2open, LLC, Term Loan, 6.644%, (3 mo. USD LIBOR + 3.50%), 2/4/28		16,340	15,962,052

Borrower/Description		Principal Amount* (000’s omitted)	Value

Software (continued)

ECI Macola Max Holding, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/9/27		26,923	$26,104,245

Epicor Software Corporation, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 7/30/27		46,523	44,272,743

Finastra USA, Inc.:

Term Loan, 6.871%, (3 mo. USD LIBOR + 3.50%), 6/13/24		57,999	52,677,932

Term Loan - Second Lien, 10.621%, (6 mo. USD LIBOR + 7.25%), 6/13/25		25,750	19,248,125

Fiserv Investment Solutions, Inc., Term Loan, 6.961%, (3 mo. USD LIBOR + 4.00%), 2/18/27		5,867	5,555,742

GoTo Group, Inc., Term Loan, 8.322%, (1 mo. USD LIBOR + 4.75%), 8/31/27		24,408	15,743,117

Greeneden U.S. Holdings II, LLC, Term Loan, 5.855%, (3 mo. EURIBOR + 4.25%), 12/1/27	EUR	1,228	1,172,226

Hyland Software, Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 7/1/24		61,331	59,912,800

Term Loan - Second Lien, 10.004%, (1 mo. USD LIBOR + 6.25%), 7/7/25		1,750	1,682,187

IGT Holding IV AB:

Term Loan, 4.093%, (3 mo. EURIBOR + 2.90%), 3/31/28	EUR	6,205	5,689,679

Term Loan, 7.074%, (3 mo. USD LIBOR + 3.40%), 3/31/28		4,056	3,944,720

Ivanti Software, Inc.:

Term Loan, 7.332%, (3 mo. USD LIBOR + 4.25%), 12/1/27		13,948	10,531,025

Term Loan - Second Lien, 10.332%, (3 mo. USD LIBOR + 7.25%), 12/1/28		9,750	6,548,753

MA FinanceCo., LLC, Term Loan, 7.418%, (3 mo. USD LIBOR + 4.25%), 6/5/25		12,363	12,301,566

Magenta Buyer, LLC:

Term Loan, 9.17%, (3 mo. USD LIBOR + 4.75%), 7/27/28		51,109	44,831,982

Term Loan - Second Lien, 12.67%, (3 mo. USD LIBOR + 8.25%), 7/27/29		16,175	13,964,411

Marcel LUX IV S.a.r.l.:

Term Loan, 4.693%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	8,650	8,115,599

Term Loan, 6.979%, (SOFR + 3.25%), 3/15/26		11,597	11,394,235

Term Loan, 7.125%, (SOFR + 4.00%), 12/31/27		731	718,531

Maverick Bidco, Inc.:

Term Loan, 8.165%, (3 mo. USD LIBOR + 3.75%), 5/18/28		11,070	10,544,320

Term Loan - Second Lien, 11.165%, (3 mo. USD LIBOR + 6.75%), 5/18/29		3,175	2,984,500

McAfee, LLC:

Term Loan, 5.604%, (EURIBOR + 4.00%), 3/1/29(9)	EUR	16,608	15,342,259

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Software (continued)

McAfee, LLC: (continued)

Term Loan, 6.87%, (SOFR + 3.75%), 3/1/29		38,578	$35,267,020

Mediaocean, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 12/15/28		6,015	5,668,914

MH Sub I, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 9/13/24		4,850	4,678,720

Mitnick Corporate Purchaser, Inc., Term Loan, 8.944%, (SOFR + 4.75%), 5/2/29		6,975	6,662,869

N-Able International Holdings II, LLC, Term Loan, 6.07%, (3 mo. USD LIBOR + 3.00%), 7/19/28		1,277	1,238,624

NortonLifeLock, Inc., Term Loan, 5.829%, (SOFR + 2.00%), 9/12/29		1,775	1,736,330

Panther Commercial Holdings, L.P., Term Loan, 8.665%, (3 mo. USD LIBOR + 4.25%), 1/7/28		21,055	19,067,938

Polaris Newco, LLC:

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	8,564	7,884,583

Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 6/2/28		13,022	11,942,605

Proofpoint, Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 3.25%), 8/31/28		46,914	44,722,404

Quest Software US Holdings, Inc., Term Loan, 8.494%, (SOFR + 4.25%), 2/1/29		24,389	18,132,446

RealPage, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/24/28		25,368	23,896,705

Red Planet Borrower, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/2/28		15,345	9,470,136

Redstone Holdco 2 L.P., Term Loan, 9.108%, (3 mo. USD LIBOR + 4.75%), 4/27/28		18,928	13,748,875

Sabre GLBL, Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 12/17/27		6,029	5,410,859

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 12/17/27		3,782	3,394,390

Seattle Spinco, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 6/21/24		10,389	10,307,076

SkillSoft Corporation, Term Loan, 8.473%, (SOFR + 5.25%), 7/14/28		10,450	8,689,197

SolarWinds Holdings, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 2/5/24		19,531	19,376,620

Sophia, L.P., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/7/27		23,428	22,636,883

Sovos Compliance, LLC, Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 8/11/28		10,434	10,129,261

Sportradar Capital S.a.r.l., Term Loan, 4.443%, (1 mo. EURIBOR + 3.50%), 11/22/27	EUR	7,804	7,403,596

SS&C European Holdings S.a.r.l., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/16/25		5,213	5,112,226

Borrower/Description		Principal Amount* (000’s omitted)	Value

Software (continued)

SS&C Technologies, Inc.:

Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/16/25		6,422	$6,297,431

Term Loan, 6.079%, (SOFR + 2.25%), 3/22/29		3,428	3,371,036

Term Loan, 6.079%, (SOFR + 2.25%), 3/22/29		5,166	5,079,378

SurveyMonkey, Inc., Term Loan, 7.51%, (1 mo. USD LIBOR + 3.75%), 10/10/25		11,443	11,099,712

Turing Midco, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 3/23/28		635	625,141

Ultimate Software Group, Inc. (The):

Term Loan, 6.998%, (3 mo. USD LIBOR + 3.25%), 5/4/26		48,539	46,950,182

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 5/4/26		18,884	18,394,932

Term Loan - Second Lien, 8.998%, (1 mo. USD LIBOR + 5.25%), 5/3/27		1,450	1,342,458

Veritas US, Inc., Term Loan, 8.674%, (3 mo. USD LIBOR + 5.00%), 9/1/25		13,783	11,037,913

Vision Solutions, Inc., Term Loan, 8.358%, (3 mo. USD LIBOR + 4.00%), 4/24/28		36,453	31,075,984

VS Buyer, LLC, Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 2/28/27		21,464	20,927,483

			$1,203,017,686

Specialty Retail — 2.1%

Belron Finance US, LLC, Term Loan, 5.375%, (3 mo. USD LIBOR + 2.50%), 4/13/28		7,708	$7,598,031

Belron Luxembourg S.a.r.l., Term Loan, 2.769%, (3 mo. EURIBOR + 2.50%), 4/13/28	EUR	3,575	3,309,973

Boels Topholding B.V., Term Loan, 3.571%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	7,750	7,270,244

David’s Bridal, Inc.:

Term Loan, 9.42%, (3 mo. USD LIBOR + 5.00%), 4.42% cash, 5.00% PIK, 6/23/23		3,942	3,798,692

Term Loan, 9.754%, (1 mo. USD LIBOR + 6.00%), 6/30/23		4,724	4,421,866

Great Outdoors Group, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/6/28		44,635	42,161,042

Harbor Freight Tools USA, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 10/19/27		32,996	31,011,944

L1R HB Finance Limited:

Term Loan, 6.016%, (6 mo. EURIBOR + 4.25%), 9/2/24	EUR	4,674	3,475,496

Term Loan, 7.217%, (SONIA + 5.25%), 9/2/24	GBP	9,172	7,941,484

Les Schwab Tire Centers, Term Loan, 6.58%, (3 mo. USD LIBOR + 3.25%), 11/2/27		27,454	26,732,982

LIDS Holdings, Inc., Term Loan, 8.99%, (SOFR + 5.50%), 12/14/26		5,823	4,921,891

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Specialty Retail (continued)

Mattress Firm, Inc., Term Loan, 8.433%, (3 mo. USD LIBOR + 4.25%), 9/25/28		16,632	$14,287,919

PetSmart, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 3.75%), 2/11/28		17,351	16,740,325

			$173,671,889

Technology Hardware, Storage & Peripherals — 0.1%

NCR Corporation, Term Loan, 6.92%, (3 mo. USD LIBOR + 2.50%), 8/28/26		8,997	$8,666,866

			$8,666,866

Thrifts & Mortgage Finance — 0.2%

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/23(12)		22,620	$2,827,502

Walker & Dunlop, Inc., Term Loan, 6.079%, (SOFR + 2.25%), 12/16/28		12,952	12,757,843

			$15,585,345

Trading Companies & Distributors — 2.5%

American Builders & Contractors Supply Co., Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 1/15/27		21,461	$21,067,243

Avolon TLB Borrower 1 (US), LLC:

Term Loan, 5.239%, (1 mo. USD LIBOR + 1.75%), 1/15/25		25,082	24,661,358

Term Loan, 5.739%, (1 mo. USD LIBOR + 2.25%), 12/1/27		13,964	13,728,508

Core & Main L.P., Term Loan, 6.528%, (USD LIBOR + 2.50%), 7/27/28(9)		12,431	12,155,481

DXP Enterprises, Inc., Term Loan, 8.504%, (1 mo. USD LIBOR + 4.75%), 12/16/27		4,225	4,038,599

Electro Rent Corporation, Term Loan, 9.278%, (3 mo. USD LIBOR + 5.00%), 1/31/24		15,761	14,880,759

Hillman Group, Inc. (The):

Term Loan, 3.034%, (1 mo. USD LIBOR + 2.75%), 7/14/28(10)		875	838,043

Term Loan, 6.326%, (1 mo. USD LIBOR + 2.75%), 7/14/28		3,619	3,466,614

Park River Holdings, Inc., Term Loan, 6.993%, (3 mo. USD LIBOR + 3.25%), 12/28/27		10,857	9,251,931

Patagonia Bidco Limited:

Term Loan, 6.94%, (SONIA + 5.25%), 3/5/29	GBP	17,262	16,430,285

Term Loan, 6.94%, (SONIA + 5.25%), 3/5/29	GBP	3,138	2,987,325

Quimper AB, Term Loan, 4.085%, (3 mo. EURIBOR + 2.93%), 2/16/26	EUR	25,175	22,971,774

Borrower/Description	Principal Amount* (000’s omitted)	Value

Trading Companies & Distributors (continued)

SiteOne Landscape Supply, LLC, Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 3/23/28	3,431	$3,402,666

Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28	42,353	37,498,715

SRS Distribution, Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 6/2/28	14,325	13,343,013

Term Loan, 7.329%, (SOFR + 3.50%), 6/2/28	5,037	4,690,648

TricorBraun Holdings, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/3/28	829	787,162

		$206,200,124

Wireless Telecommunication Services — 0.2%

CCI Buyer, Inc., Term Loan, 7.553%, (SOFR + 4.00%), 12/17/27	7,914	$7,609,384

Digicel International Finance Limited, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/28/24	14,057	12,100,775

		$19,710,159

Total Senior Floating-Rate Loans (identified cost $7,543,162,144)		$6,829,205,613

Warrants — 0.0%
Security	Shares	Value

Leisure Goods/Activities/Movies — 0.0%

Cineworld Group PLC, Exp. 11/23/25(5)(6)	1,791,400	$0

		$0

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(4)(5)(6)	51,888	$0

		$0

Total Warrants (identified cost $0)		$0

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Short-Term Investments — 1.9%
Security	Shares	Value

Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(13)	156,771,808	$156,771,808

Total Short-Term Investments (identified cost $156,771,808)		$156,771,808

Total Investments — 97.6% (identified cost $8,799,948,828)		$7,909,317,423

Less Unfunded Loan Commitments — (0.2)%		$(15,840,797)

Net Investments — 97.4% (identified cost $8,784,108,031)		$7,893,476,626

Other Assets, Less Liabilities — 2.6%		$207,653,892

Net Assets — 100.0%		$8,101,130,518

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $828,991,656 or 10.2% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.

(3)	Affiliated company (see Note 7).

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(5)	Non-income producing security.

(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(7)	Amount is less than 0.05%.

(8)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(9)

The stated interest rate represents the weighted average interest rate at October 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(10)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2022, the total value of unfunded loan commitments is $13,795,189. See Note 1F for description.

(11)	This Senior Loan will settle after October 31, 2022, at which time the interest rate will be determined.

(12)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(13)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

Forward Foreign Currency Exchange Contracts (OTC)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	275,596,332	EUR	280,766,698	Standard Chartered Bank	11/2/22	$—	$(1,871,277)

USD	278,080,923	EUR	280,766,698	Standard Chartered Bank	12/2/22	22,582	—

USD	4,960,610	EUR	5,000,000	Bank of America, N.A.	12/30/22	—	(5,433)

USD	42,087,033	EUR	43,125,827	Bank of America, N.A.	12/30/22	—	(745,906)

USD	42,096,620	EUR	43,125,827	State Street Bank and Trust Company	12/30/22	—	(736,319)

USD	52,870,587	EUR	54,170,212	State Street Bank and Trust Company	12/30/22	—	(931,729)

USD	41,868,950	EUR	43,125,827	State Street Bank and Trust Company	12/30/22	—	(963,989)

USD	63,152,939	EUR	64,688,740	State Street Bank and Trust Company	12/30/22	—	(1,096,470)

USD	34,826,781	EUR	34,639,475	Bank of America, N.A.	1/31/23	338,110	—

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	21,802,101	EUR	21,649,672	Bank of America, N.A.	1/31/23	$246,681	$—

USD	21,781,830	EUR	21,649,672	Bank of America, N.A.	1/31/23	226,411	—

USD	21,827,065	EUR	21,649,672	Standard Chartered Bank	1/31/23	271,645	—

USD	3,557,817	EUR	3,529,711	Standard Chartered Bank	1/31/23	43,472	—

USD	37,812,864	EUR	37,560,965	State Street Bank and Trust Company	1/31/23	415,421	—

USD	34,876,236	EUR	34,639,475	State Street Bank and Trust Company	1/31/23	387,564	—

USD	34,854,004	EUR	34,639,475	State Street Bank and Trust Company	1/31/23	365,333	—

USD	34,823,366	EUR	34,639,475	State Street Bank and Trust Company	1/31/23	334,694	—

USD	21,780,869	EUR	21,649,672	State Street Bank and Trust Company	1/31/23	225,449	—

USD	27,932,349	GBP	24,042,527	State Street Bank and Trust Company	1/31/23	276,020	—

USD	21,194,786	GBP	18,266,270	State Street Bank and Trust Company	1/31/23	182,936	—

						$3,336,318	$(6,351,123)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

OTC	–	Over-the-counter

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

SONIA	–	Sterling Overnight Interbank Average

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Unaffiliated investments, at value (identified cost $8,624,990,815)	$7,728,019,654

Affiliated investments, at value (identified cost $159,117,216)	165,456,972

Cash	60,602,545

Deposits for derivatives collateral — forward foreign currency exchange contracts	9,460,000

Foreign currency, at value (identified cost $6,811,773)	6,806,847

Interest receivable	40,252,490

Dividends receivable from affiliated investments	520,417

Receivable for investments sold	107,467,802

Receivable for open forward foreign currency exchange contracts	3,336,318

Prepaid upfront fees on notes payable	419,817

Other receivables	2,084,589

Prepaid expenses	114,818

Total assets	$8,124,542,269

Liabilities

Cash collateral due to brokers	$1,260,000

Payable for investments purchased	10,975,850

Payable for open forward foreign currency exchange contracts	6,351,123

Payable to affiliates:

Investment adviser fee	3,427,703

Trustees’ fees	9,042

Accrued expenses	1,388,033

Total liabilities	$23,411,751

Net Assets applicable to investors’ interest in Portfolio	$8,101,130,518

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income	$3,256,926

Dividend income from affiliated investments	2,629,727

Interest and other income	464,039,211

Total investment income	$469,925,864

Expenses

Investment adviser fee	$46,506,949

Trustees’ fees and expenses	108,500

Custodian fee	1,650,912

Legal and accounting services	561,340

Interest expense and fees	2,289,900

Miscellaneous	436,279

Total expenses	$51,553,880

Deduct:

Waiver and/or reimbursement of expenses by affiliate	$250,289

Total expense reductions	$250,289

Net expenses	$51,303,591

Net investment income	$418,622,273

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment transactions	$(119,289,716)

Investment transactions - affiliated investments	(82,915)

Foreign currency transactions	6,990,412

Forward foreign currency exchange contracts	172,100,779

Net realized gain	$59,718,560

Change in unrealized appreciation (depreciation):

Investments	$(818,037,102)

Investments - affiliated investments	(1,388,424)

Foreign currency	(2,145,936)

Forward foreign currency exchange contracts	(10,320,397)

Net change in unrealized appreciation (depreciation)	$(831,891,859)

Net realized and unrealized loss	$(772,173,299)

Net decrease in net assets from operations	$(353,551,026)

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$418,622,273	$256,806,743

Net realized gain	59,718,560	9,155,076

Net change in unrealized appreciation (depreciation)	(831,891,859)	224,746,482

Net increase (decrease) in net assets from operations	$(353,551,026)	$490,708,301

Capital transactions:

Contributions	$2,094,290,768	$3,163,957,748

Withdrawals	(2,626,390,995)	(317,385,727)

Net increase (decrease) in net assets from capital transactions	$(532,100,227)	$2,846,572,021

Net increase (decrease) in net assets	$(885,651,253)	$3,337,280,322

Net Assets

At beginning of year	$8,986,781,771	$5,649,501,449

At end of year	$8,101,130,518	$8,986,781,771

49	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022		2021	2020	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses	0.54	%(1)	0.56%	0.59%	0.55%	0.54%

Net investment income	4.39%		3.51%	4.17%	5.09%	4.38%

Portfolio Turnover	27%		26%	28%	16%	30%

Total Return	(3.32)%		7.80%	1.18%	1.64%	5.05%

Net assets, end of year (000’s omitted)	$8,101,131		$8,986,782	$5,649,501	$7,966,641	$11,502,389

(1)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

50

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 84.3% and 15.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

51

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

52

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.5750%

$1 billion but less than $2 billion	0.5250%

$2 billion but less than $5 billion	0.4900%

$5 billion but less than $10 billion	0.4600%

$10 billion but less than $15 billion	0.4350%

$15 billion but less than $20 billion	0.4150%

$20 billion but less than $25 billion	0.4000%

$25 billion and over	0.3900%

For the year ended October 31, 2022, the Portfolio’s investment adviser fee amounted to $46,506,949 or 0.49% of the Portfolio’s average daily net assets. Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $250,289 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,490,453,168 and $2,607,264,764, respectively, for the year ended October 31, 2022.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,624,117,550

Gross unrealized appreciation	$40,569,938

Gross unrealized depreciation	(771,210,862)

Net unrealized depreciation	$(730,640,924)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

53

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2022, the fair value of derivatives with credit related contingent features in a net liability position was $6,351,123. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $8,200,000 at October 31, 2022.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2022 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$3,336,318	(1)	$(6,351,123	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2022.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$811,202	$(751,339)	$—	$(59,863)	$—

Standard Chartered Bank	337,699	(337,699)	—	—	—

State Street Bank and Trust Company	2,187,417	(2,187,417)	—	—	—

	$3,336,318	$(3,276,455)	$—	$(59,863)	$—

54

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(751,339)	$751,339	$—	$—	$—

Standard Chartered Bank	(1,871,277)	337,699	—	1,533,578	—

State Street Bank and Trust Company	(3,728,507)	2,187,417	—	1,541,090	—

	$(6,351,123)	$3,276,455	$—	$3,074,668	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2022 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$172,100,779	$(10,320,397)

(1)	Statement of Operations location: Net realized gain (loss) - Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2022, which is indicative of the volume of this derivative type, was approximately $1,241,185,000.

6  Credit Facility

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $700 million ($725 million prior to June 30, 2022 and $650 million prior to March 7, 2022) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 6, 2023. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. At the Portfolio’s option, any loan under the Credit Facility that is made to it will bear interest at a rate equal to (i) the Benchmark Rate (defined below) plus a margin or, (ii) the Base Rate, or (iii) the Overnight Rate plus a margin. Base Rate is the highest of (a) administrative agent’s prime rate, (b) 50 basis points above the Federal Funds rate, (c) the Benchmark Rate plus a margin and (d) 1.00%, in each case as in effect from time to time. The “Overnight Rate” is the greatest of the Benchmark Rate, the Federal Funds rate and 0.00%. “Benchmark Rate” means Term SOFR (defined as the forward-looking Secured Overnight Financing Rate term rate published two U.S. government securities business days prior to the commencement of the applicable interest period plus the Term SOFR Adjustment) for an interest period of one-month’s duration. To the extent that, at any time, the Benchmark Rate is less than 0.00%, the Benchmark Rate shall be deemed to be 0.00% for purposes of the Credit Facility. “Term SOFR Adjustment” means 0.10%. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,241,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2022 is $419,817 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2022.

55

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

7  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2022, the value of the portfolio’s investment in affiliated companies and funds that may deemed to be affiliated was $165,456,972, which represents 2.0% of the Portfolio’s net assets. Transactions in affiliated companies and funds by the Portfolio for the year ended October 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period

Common Stocks*

IAP Global Services, LLC(1)(2)(3)	$10,073,588	$—	$—	$—	$(1,388,424)	$8,685,164	$—	2,577

Short-Term Investments

Cash Reserves Fund	667,360,691	1,266,262,613	(1,933,540,389)	(82,915)	—	—	381,908	—

Liquidity Fund	—	2,435,642,928	(2,278,871,120)	—	—	156,771,808	2,247,819	156,771,808

Total				$(82,915)	$(1,388,424)	$165,456,972	$2,629,727

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(2)	Non-income producing security.

(3)	A portion of the shares were acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

56

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$269,370,575	$—	$269,370,575

Common Stocks	12,311,345	27,416,418	14,240,583	53,968,346

Convertible Preferred Stocks	—	4,538,607	—	4,538,607

Corporate Bonds	—	567,110,839	—	567,110,839

Exchange-Traded Funds	17,610,840	—	—	17,610,840

Preferred Stocks	—	10,740,795	0	10,740,795

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	6,807,728,858	5,635,958	6,813,364,816

Warrants	—	0	0	0

Short-Term Investments	156,771,808	—	—	156,771,808

Total Investments	$186,693,993	$7,686,906,092	$19,876,541	$7,893,476,626

Forward Foreign Currency Exchange Contracts	$—	$3,336,318	$—	$3,336,318

Total	$186,693,993	$7,690,242,410	$19,876,541	$7,896,812,944

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(6,351,123)	$—	$(6,351,123)

Total	$—	$(6,351,123)	$—	$(6,351,123)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

57

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

58

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

59

Eaton Vance

Floating-Rate Fund

October 31, 2022

Board of Trustees’ Contract Approval

Overview of the Contract Review Process – Eaton Vance Funds

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•

The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

60

Eaton Vance

Floating-Rate Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;

•	Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•

Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;

•

Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;

•

The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Floating-Rate Fund (the “Fund”)

61

Eaton Vance

Floating-Rate Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Eaton Vance Floating Rate Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.

The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. The Board considered each Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund and to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

62

Eaton Vance

Floating-Rate Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

63

Eaton Vance

Floating-Rate Fund

October 31, 2022

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

64

Eaton Vance

Floating-Rate Fund

October 31, 2022

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Eaton Vance Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Alan C. Bowser(1) 1962	Trustee	Since 2022

Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).

Other Directorships. None.

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

65

Eaton Vance

Floating-Rate Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

66

Eaton Vance

Floating-Rate Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

67

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

68

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

69

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

70

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance

Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044    10.31.22

Eaton Vance

Floating-Rate & High Income Fund

Annual Report

October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022

Eaton Vance

Floating-Rate & High Income Fund

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

Amid increasing global concerns about inflation and rising interest rates, compounded by the economic fallout from Russia’s invasion of Ukraine, senior loans displayed their value as a portfolio diversifier by outperforming most U.S. fixed-income asset classes during the 12-month period ended October 31, 2022.

Although returns for the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), a broad measure of the asset class, were negative at –1.78% during the period, senior loans generally outperformed corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds — and even outperformed the broad equity market S&P 500® Index.

In the opening month of the period, November 2021, a new COVID-19 variant caused equity and fixed-income prices to plummet worldwide. In contrast, senior loans rallied during the next two months. The ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for the senior loan asset class.

In February 2022, however, the economic impact of Russia’s invasion of Ukraine became a tipping point for loan performance. While the U.S. Federal Reserve’s projection of multiple rate increases in 2022 was generally viewed as a positive sign for floating-rate loans, investors began to worry about the negative effects of supply-chain disruptions, higher commodity and labor expenses, rising debt service costs on loan issuers, and the potential for recession in both the U.S. and global economies.

Manifesting investor concerns, higher quality loans began to outperform lower quality loans. Loan prices, which had risen earlier in the period, declined each month from February through June 2022. After a brief summer rally amid hope that inflationary and recessionary fears were subsiding, loan prices resumed their downward slide in September before recovering modestly in October. While mutual fund inflows for floating-rate loans continued through April, flows turned negative in May and remained negative the rest of the period — although demand for collateralized loan obligations from institutional investors stayed positive throughout the period. By period-end, loan prices had fallen to $92.20 from $98.55 at the start of the period.

Issuer fundamentals, however, remained a bright spot for senior loans during the period. While the trailing 12-month default rate inched higher — from 0.20% at the beginning of the period to 0.83% at period-end — it remained well below the market’s long-term average of 3.20%.

For the period as a whole, higher quality loans outperformed lower quality issues, with BBB-, BB-, B-, CCC- and D-rated (defaulted) loans within the Index returning 1.98%, 1.36%, –2.42%, –10.66%, and –37.83%, respectively.

Fund Performance

For the 12-month period ended October 31, 2022, Eaton Vance Floating-Rate & High Income Fund (the Fund) returned –4.60% for Class A shares at net asset value (NAV), underperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), which returned –1.78%.

The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund’s out-of-Index allocation to secured high yield bonds was the principal detractor from performance versus the Index, as floating-rate loans outperformed their fixed-rate counterparts in the bond market during the period.

The Fund’s underweight position in BBB-rated loans — the highest credit-rating category within the Index and best-performing category during the period — hurt performance relative to the Index as well.

In contrast, contributors to Fund performance versus the Index included the Fund’s cash position during a period of negative loan performance, and an underweight position in CCC-rated loans, which underperformed the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Performance

Portfolio Manager(s) Kelley Gerrity, Stephen C. Concannon, CFA, Andrew N. Sveen, CFA, Jeffrey D. Mueller, Ralph Hinckley, CFA and Jake Lemle, CFA

% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Advisers Class at NAV	09/07/2000	09/07/2000	(4.56)%	1.96%	2.97%
Class A at NAV	05/07/2003	09/07/2000	(4.60)	1.95	2.97
Class A with 3.25% Maximum Sales Charge	—	—	(7.68)	1.27	2.63
Class C at NAV	09/05/2000	09/05/2000	(5.40)	1.17	2.36
Class C with 1% Maximum Deferred Sales Charge	—	—	(6.32)	1.17	2.36
Class I at NAV	09/15/2000	09/15/2000	(4.43)	2.19	3.22
Class R6 at NAV	06/27/2016	09/15/2000	(4.38)	2.24	3.25

Morningstar® LSTA® US Leveraged Loan IndexSM	—	—	(1.78)%	3.07%	3.61%

% Total Annual Operating Expense Ratios[3]	Advisers Class	Class A	Class C	Class I	Class R6

	1.04%	1.04%	1.79%	0.78%	0.74%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Advisers Class	$10,000	10/31/2012	$13,403	N.A.
Class C	$10,000	10/31/2012	$12,626	N.A.

Class I, at minimum investment	$1,000,000	10/31/2012	$1,372,597	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2012	$6,887,142	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Fund Profile

Asset Allocation (% of net assets)1,2

Credit Quality (% of bonds, loans and ABS and CMBS)3

Footnotes:

Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[1]	Net of unfunded loan commitments.

[2]	Other represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[3]

For Eaton Vance Floating Rate Portfolio’s investments, credit ratings are categorized using S&P Global Ratings (“S&P”). For High Income Opportunities Portfolio’s investments, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable and for purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

ABS – Asset-Backed Securities

CMBS – Commercial Mortgage-Backed Securities

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Endnotes and Additional Disclosures

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]

Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Prior to August 29, 2022, the index name was S&P/LSTA Leveraged Loan Index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[3]

Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Fund Expenses

Example

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 –10/31/22)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$965.70	$5.10	1.03%
Class A	$1,000.00	$965.80	$5.15	1.04%
Class C	$1,000.00	$961.90	$8.85	1.79%
Class I	$1,000.00	$965.80	$3.86	0.78%
Class R6	$1,000.00	$966.10	$3.57	0.72%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.01	$5.24	1.03%
Class A	$1,000.00	$1,019.96	$5.30	1.04%
Class C	$1,000.00	$1,016.18	$9.10	1.79%
Class I	$1,000.00	$1,021.27	$3.97	0.78%
Class R6	$1,000.00	$1,021.58	$3.67	0.72%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost $1,432,146,731)	$1,268,178,194

Investment in High Income Opportunities Portfolio, at value (identified cost, $287,680,513)	244,292,812

Receivable for Fund shares sold	6,290,621

Total assets	$1,518,761,627

Liabilities

Payable for Fund shares redeemed	$10,617,213

Distributions payable	390,937

Payable to affiliates:

Administration fee	195,552

Distribution and service fees	64,450

Trustees’ fees	42

Accrued expenses	305,210

Total liabilities	$11,573,404

Net Assets	$1,507,188,223

Sources of Net Assets

Paid-in capital	$1,812,755,194

Accumulated loss	(305,566,971)

Net Assets	$1,507,188,223

Advisers Class Shares

Net Assets	$43,533,019

Shares Outstanding	5,448,215

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.99

Class A Shares

Net Assets	$172,306,779

Shares Outstanding	20,271,758

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.50

Maximum Offering Price Per Share

(100 ÷ 96.75 of net asset value per share)	$8.79

Class C Shares

Net Assets	$21,725,844

Shares Outstanding	2,724,062

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$7.98

Class I Shares

Net Assets	$1,227,498,769

Shares Outstanding	153,525,671

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.00

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Statement of Assets and Liabilities — continued

Class R6 Shares	October 31, 2022

Net Assets	$42,123,812

Shares Outstanding	5,268,290

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.00

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income allocated from Portfolios (net of foreign taxes withheld of $2,302)	$1,204,991

Interest and other income allocated from Portfolios	84,688,009

Expenses allocated from Portfolios	(9,053,638)

Total investment income from Portfolios	$76,839,362

Expenses

Administration fee	$2,556,524

Distribution and service fees:

Advisers Class	116,523

Class A	456,177

Class C	244,985

Trustees’ fees and expenses	500

Custodian fee	61,990

Transfer and dividend disbursing agent fees	992,741

Legal and accounting services	70,549

Printing and postage	120,303

Registration fees	166,725

Miscellaneous	24,395

Total expenses	$4,811,412

Net investment income	$72,027,950

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss):

Investment transactions	$(20,854,255)

Swap contracts	(35,574)

Foreign currency transactions	1,031,503

Forward foreign currency exchange contracts	26,975,757

Net realized gain	$7,117,431

Change in unrealized appreciation (depreciation):

Investments	$(161,340,645)

Swap contracts	(755)

Foreign currency	(351,915)

Forward foreign currency exchange contracts	(1,859,264)

Net change in unrealized appreciation (depreciation)	$(163,552,579)

Net realized and unrealized loss	$(156,435,148)

Net decrease in net assets from operations	$(84,407,198)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$72,027,950	$39,661,736

Net realized gain	7,117,431	6,563,533

Net change in unrealized appreciation (depreciation)	(163,552,579)	35,486,407

Net increase (decrease) in net assets from operations	$(84,407,198)	$81,711,676

Distributions to shareholders:

Advisers Class	$(1,879,317)	$(1,508,067)

Class A	(7,357,901)	(5,914,908)

Class C	(798,333)	(739,232)

Class I	(60,562,506)	(30,164,249)

Class R6	(1,910,333)	(1,913,807)

Total distributions to shareholders	$(72,508,390)	$(40,240,263)

Transactions in shares of beneficial interest:

Advisers Class	$(309,593)	$3,173,164

Class A	921,645	(1,855,758)

Class C	(1,881,811)	(13,439,278)

Class I	171,096,234	613,426,178

Class R6	8,512,004	(42,876,743)

Net increase in net assets from Fund share transactions	$178,338,479	$558,427,563

Net increase in net assets	$21,422,891	$599,898,976

Net Assets

At beginning of year	$1,485,765,332	$885,866,356

At end of year	$1,507,188,223	$1,485,765,332

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.720		$8.330	$8.620	$8.850	$8.880

Income (Loss) From Operations

Net investment income(1)	$0.336		$0.282	$0.324	$0.408	$0.364

Net realized and unrealized gain (loss)	(0.727)		0.395	(0.277)	(0.228)	(0.028)

Total income (loss) from operations	$(0.391)		$0.677	$0.047	$0.180	$0.336

Less Distributions

From net investment income	$(0.339)		$(0.287)	$(0.337)	$(0.410)	$(0.366)

Total distributions	$(0.339)		$(0.287)	$(0.337)	$(0.410)	$(0.366)

Net asset value — End of year	$7.990		$8.720	$8.330	$8.620	$8.850

Total Return(2)	(4.56)%		8.20%	0.75%	1.98%	3.85%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$43,533		$47,953	$42,806	$84,179	$133,055

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.02	%(4)	1.04%	1.08%	1.04%	1.01%

Net investment income	4.01%		3.25%	3.89%	4.68%	4.10%

Portfolio Turnover of the Fund(5)	24%		9%	8%	5%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$9.280		$8.870	$9.160	$9.410	$9.450

Income (Loss) From Operations

Net investment income(1)	$0.357		$0.300	$0.340	$0.434	$0.387

Net realized and unrealized gain (loss)	(0.777)		0.415	(0.272)	(0.248)	(0.037)

Total income (loss) from operations	$(0.420)		$0.715	$0.068	$0.186	$0.350

Less Distributions

From net investment income	$(0.360)		$(0.305)	$(0.358)	$(0.436)	$(0.390)

Total distributions	$(0.360)		$(0.305)	$(0.358)	$(0.436)	$(0.390)

Net asset value — End of year	$8.500		$9.280	$8.870	$9.160	$9.410

Total Return(2)	(4.60)%		8.14%	0.83%	2.04%	3.77%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$172,307		$187,279	$181,561	$195,385	$186,987

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.02	%(4)	1.04%	1.08%	1.04%	1.01%

Net investment income	4.01%		3.25%	3.84%	4.69%	4.10%

Portfolio Turnover of the Fund(5)	24%		9%	8%	5%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2022		2021	2020		2019	2018

Net asset value — Beginning of year	$8.710		$8.320	$8.600		$8.830	$8.860

Income (Loss) From Operations

Net investment income(1)	$0.271		$0.218	$0.259		$0.341	$0.296

Net realized and unrealized gain (loss)	(0.726)		0.394	(0.264)		(0.227)	(0.027)

Total income (loss) from operations	$(0.455)		$0.612	$(0.005)		$0.114	$0.269

Less Distributions

From net investment income	$(0.275)		$(0.222)	$(0.275)		$(0.344)	$(0.299)

Total distributions	$(0.275)		$(0.222)	$(0.275)		$(0.344)	$(0.299)

Net asset value — End of year	$7.980		$8.710	$8.320		$8.600	$8.830

Total Return(2)	(5.40)%		7.40%	(0.00	)%(3)	1.33%	2.96%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$21,726		$25,764	$37,683		$59,716	$121,021

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.77	%(5)	1.79%	1.83%		1.79%	1.76%

Net investment income	3.23%		2.52%	3.12%		3.93%	3.35%

Portfolio Turnover of the Fund(6)	24%		9%	8%		5%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Amount is less than (0.005)%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.730		$8.340	$8.620	$8.850	$8.890

Income (Loss) From Operations

Net investment income(1)	$0.358		$0.301	$0.344	$0.430	$0.386

Net realized and unrealized gain (loss)	(0.728)		0.398	(0.265)	(0.228)	(0.037)

Total income (loss) from operations	$(0.370)		$0.699	$0.079	$0.202	$0.349

Less Distributions

From net investment income	$(0.360)		$(0.309)	$(0.359)	$(0.432)	$(0.389)

Total distributions	$(0.360)		$(0.309)	$(0.359)	$(0.432)	$(0.389)

Net asset value — End of year	$8.000		$8.730	$8.340	$8.620	$8.850

Total Return(2)	(4.43)%		8.47%	1.01%	2.35%	4.00%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,227,499		$1,187,123	$546,479	$808,175	$1,369,866

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.77	%(4)	0.78%	0.83%	0.79%	0.76%

Net investment income	4.27%		3.47%	4.12%	4.94%	4.35%

Portfolio Turnover of the Fund(5)	24%		9%	8%	5%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Financial Highlights — continued

	Class R6

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$8.730		$8.340	$8.620	$8.850	$8.880

Income (Loss) From Operations

Net investment income(1)	$0.364		$0.312	$0.349	$0.435	$0.399

Net realized and unrealized gain (loss)	(0.730)		0.393	(0.267)	(0.228)	(0.036)

Total income (loss) from operations	$(0.366)		$0.705	$0.082	$0.207	$0.363

Less Distributions

From net investment income	$(0.364)		$(0.315)	$(0.362)	$(0.437)	$(0.393)

Total distributions	$(0.364)		$(0.315)	$(0.362)	$(0.437)	$(0.393)

Net asset value — End of year	$8.000		$8.730	$8.340	$8.620	$8.850

Total Return(2)	(4.38)%		8.54%	1.05%	2.41%	4.05%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$42,124		$37,646	$77,338	$130,492	$125,876

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.71	%(4)	0.74%	0.79%	0.73%	0.72%

Net investment income	4.35%		3.61%	4.19%	4.99%	4.49%

Portfolio Turnover of the Fund(5)	24%		9%	8%	5%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2022 were as follows: Eaton Vance Floating Rate Portfolio (15.7%) and High Income Opportunities Portfolio (23.9%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

16

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Year Ended October 31,
	2022	2021

Ordinary income	$72,508,390	$40,240,263

During the year ended October 31, 2022, accumulated loss was increased by $2,257,022 and paid-in capital was increased by $2,257,022 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$142,702

Deferred capital losses	(146,178,030)

Net unrealized depreciation	(159,140,706)

Distributions payable	(390,937)

Accumulated loss	$(305,566,971)

At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $146,178,030 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $15,340,310 are short-term and $130,837,720 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. For bank loans and bank loan related assets, the fee is computed based on the Fund’s daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee at the following annual rates and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.575%

$1 billion but less than $2 billion	0.525%

$2 billion but less than $5 billion	0.490%

$5 billion but less than $10 billion	0.460%

$10 billion but less than $15 billion	0.435%

$15 billion but less than $20 billion	0.415%

$20 billion but less than $25 billion	0.400%

$25 billion and over	0.390%

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Notes to Financial Statements — continued

For high yield bonds and other instruments that are not bank loan related, the fee is an aggregate of a daily asset-based fee and a daily income-based fee at the following rates:

Total Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%

$500 million but less than $1 billion	0.275%	2.75%

$1 billion but less than $1.5 billion	0.250%	2.50%

$1.5 billion but less than $2 billion	0.225%	2.25%

$2 billion but less than $3 billion	0.200%	2.00%

$3 billion and over	0.175%	1.75%

For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), an affiliate of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2022, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $8,211,250 or 0.48% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2022, the administration fee amounted to $2,556,524.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $33,389 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,128 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2022 in the amount of $2,669. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $116,523 for Advisers Class shares and $456,177 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $183,739 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $61,246 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $62,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Notes to Financial Statements — continued

6  Investment Transactions

For the year ended October 31, 2022, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$435,922,345	$345,514,085

High Income Opportunities Portfolio	83,032,828	65,812,207

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount

Advisers Class

Sales	861,467	$7,333,346	1,249,799	$10,856,158

Issued to shareholders electing to receive payments of distributions in Fund shares	225,567	1,870,304	172,853	1,499,052

Redemptions	(1,136,776)	(9,513,243)	(1,060,548)	(9,182,046)

Net increase (decrease)	(49,742)	$(309,593)	362,104	$3,173,164

Class A

Sales	5,626,007	$50,747,562	8,813,723	$81,274,452

Issued to shareholders electing to receive payments of distributions in Fund shares	754,617	6,655,370	577,092	5,325,642

Redemptions	(6,294,093)	(56,481,287)	(9,681,206)	(88,455,852)

Net increase (decrease)	86,531	$921,645	(290,391)	$(1,855,758)

Class C

Sales	545,540	$4,647,106	565,472	$4,899,960

Issued to shareholders electing to receive payments of distributions in Fund shares	90,568	748,915	79,607	688,546

Redemptions	(871,319)	(7,277,832)	(2,215,363)	(19,027,784)

Net decrease	(235,211)	$(1,881,811)	(1,570,284)	$(13,439,278)

Class I

Sales	104,576,939	$890,758,907	90,284,447	$784,873,745

Issued to shareholders electing to receive payments of distributions in Fund shares	6,909,643	57,277,380	3,148,371	27,352,583

Redemptions	(93,980,289)	(776,940,053)	(22,939,295)	(198,800,150)

Net increase	17,506,293	$171,096,234	70,493,523	$613,426,178

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Notes to Financial Statements — continued

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount

Class R6

Sales	3,056,181	$26,069,554	1,482,143	$12,864,764

Issued to shareholders electing to receive payments of distributions in Fund shares	229,501	1,901,527	143,674	1,246,431

Redemptions	(2,330,840)	(19,459,077)	(6,586,341)	(56,987,938)

Net increase (decrease)	954,842	$8,512,004	(4,960,524)	$(42,876,743)

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2022 and October 31, 2021, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, and in Eaton Vance Floating Rate Portfolio were valued based on Level 1 inputs.

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2022, the Fund designates approximately $185,780, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2022, the Fund designates 96.08% of distributions from net investment income as a 163(j) interest dividend.

22

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments

Asset-Backed Securities — 3.3%
Security	Principal Amount (000’s omitted)	Value

AGL CLO 17, Ltd., Series 2022-17A, Class E, 10.338%, (3 mo. SOFR + 6.35%), 1/21/35(1)(2)	$1,000	$832,224

Alinea CLO, Ltd.:

Series 2018-1A, Class D, 7.343%, (3 mo. USD LIBOR + 3.10%), 7/20/31(1)(2)	2,500	2,196,693

Series 2018-1A, Class E, 10.243%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	3,000	2,410,995

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 10.989%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	5,000	3,919,760

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 9.092%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	3,525	2,743,021

Apidos CLO XX, Series 2015-20A, Class DR, 9.779%, (3 mo. USD LIBOR + 5.70%), 7/16/31(1)(2)	2,375	1,960,199

Ares LVlll CLO, Ltd., Series 2020-58A, Class ER, 10.564%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	3,000	2,439,324

Ares XLIX CLO, Ltd.:

Series 2018-49A, Class D, 7.325%, (3 mo. USD LIBOR + 3.00%), 7/22/30(1)(2)	2,500	2,216,017

Series 2018-49A, Class E, 10.025%, (3 mo. USD LIBOR + 5.70%), 7/22/30(1)(2)	3,500	2,890,412

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 5.805%, (3 mo. USD LIBOR + 2.90%), 5/15/30(1)(2)	5,000	4,323,625

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 9.779%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,000	3,249,960

Babson CLO, Ltd.:

Series 2015-1A, Class DR, 6.843%, (3 mo. USD LIBOR + 2.60%), 1/20/31(1)(2)	2,500	2,143,750

Series 2018-1A, Class C, 6.679%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	3,500	2,993,819

Bain Capital Credit CLO, Ltd.:

Series 2018-1A, Class D, 7.025%, (3 mo. USD LIBOR + 2.70%), 4/23/31(1)(2)	5,000	4,292,110

Series 2018-1A, Class E, 9.675%, (3 mo. USD LIBOR + 5.35%), 4/23/31(1)(2)	3,000	2,326,506

Battalion CLO XXII, Ltd., Series 2021-22A, Class E, 11.193%, (3 mo. USD LIBOR + 6.95%), 1/20/35(1)(2)	1,750	1,434,109

Battalion CLO XXIII, Ltd., Series 2022-23A, Class D, 6.083%, (3 mo. SOFR + 3.95%), 5/19/36(1)(2)	3,500	3,243,152

Benefit Street Partners CLO V-B, Ltd.:

Series 2018-5BA, Class C, 7.173%, (3 mo. USD LIBOR + 2.93%), 4/20/31(1)(2)	5,000	4,332,635

Series 2018-5BA, Class D, 10.193%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,500	2,867,620

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 9.843%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,401	4,273,152

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 6.843%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	$1,500	$1,288,166

Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 10.779%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	2,250	1,902,560

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 10.429%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	1,750	1,458,174

Benefit Street Partners CLO XXII, Ltd., Series 2020-22A, Class ER, 10.893%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	827,510

Benefit Street Partners CLO XXV, Ltd., Series 2021-25A, Class E, 10.929%, (3 mo. USD LIBOR + 6.85%), 1/15/35(1)(2)	3,000	2,603,145

Betony CLO 2, Ltd.:

Series 2018-1A, Class C, 7.315%, (3 mo. USD LIBOR + 2.90%), 4/30/31(1)(2)	2,500	2,181,535

Series 2018-1A, Class D, 10.065%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	4,450	3,533,932

BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 11.083%, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(2)	1,000	813,847

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 11.373%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	3,000	2,501,094

BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 10.564%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,583,188

BlueMountain CLO XXXV, Ltd., Series 2022-35A, Class E, 9.893%, (3 mo. SOFR + 7.75%), 7/22/35(1)(2)	2,000	1,735,462

BlueMountain CLO, Ltd.:

Series 2016-3A, Class DR, 6.005%, (3 mo. USD LIBOR + 3.10%), 11/15/30(1)(2)	1,500	1,302,261

Series 2016-3A, Class ER, 8.855%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,500	1,164,126

Series 2018-1A, Class D, 7.465%, (3 mo. USD LIBOR + 3.05%), 7/30/30(1)(2)	2,500	2,126,600

Series 2018-1A, Class E, 10.365%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	2,000	1,528,400

Series 2021-33A, Class E, 9.814%, (3 mo. USD LIBOR + 6.83%), 11/20/34(1)(2)	2,500	2,090,870

Canyon Capital CLO, Ltd.:

Series 2012-1RA, Class E, 9.779%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,875	3,809,369

Series 2016-1A, Class ER, 9.829%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	4,000	3,078,144

Series 2016-2A, Class ER, 10.079%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	4,500	3,478,288

Series 2017-1A, Class E, 10.329%, (3 mo. USD LIBOR + 6.25%), 7/15/30(1)(2)	3,250	2,569,083

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Canyon Capital CLO, Ltd.: (continued)

Series 2018-1A, Class D, 6.979%, (3 mo. USD LIBOR + 2.90%), 7/15/31(1)(2)	$3,000	$2,598,006

Series 2018-1A, Class E, 9.829%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,750	2,168,977

Series 2019-2A, Class ER, 10.829%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	1,500	1,236,644

Carlyle CLO C17, Ltd.:

Series C17A, Class CR, 7.215%, (3 mo. USD LIBOR + 2.80%), 4/30/31(1)(2)	5,000	4,414,415

Series C17A, Class DR, 10.415%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,500	2,837,838

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class CR2, 7.511%, (3 mo. USD LIBOR + 3.50%), 1/14/32(1)(2)	2,500	2,038,950

Series 2012-3A, Class DR2, 10.511%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,500	1,198,611

Series 2014-3RA, Class C, 7.308%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	859,225

Series 2014-3RA, Class D, 9.758%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,150	1,675,207

Series 2014-4RA, Class C, 6.979%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,000	1,714,230

Series 2014-4RA, Class D, 9.729%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,500	2,686,964

Carlyle US CLO, Ltd., Series 2019-4A, Class DR, 10.464%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	3,000	2,341,932

CarVal CLO IV, Ltd., Series 2021-1A, Class E, 10.843%, (3 mo. USD LIBOR + 6.60%), 7/20/34(1)(2)	1,000	852,090

CIFC Funding, Ltd., Series 2022-4A, Class D, 6.074%, (3 mo. SOFR + 3.55%), 7/16/35(1)(2)	1,750	1,605,751

Dryden CLO, Ltd.:

Series 2018-55A, Class D, 6.929%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	1,500	1,303,875

Series 2018-55A, Class E, 9.479%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	2,000	1,602,542

Series 2022-112A, Class E, 10.514%, (3 mo. SOFR + 7.78%), 8/15/34(1)(2)	2,000	1,834,140

Dryden Senior Loan Fund:

Series 2015-41A, Class DR, 6.679%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	5,000	4,375,425

Series 2015-41A, Class ER, 9.379%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	1,268	1,015,382

Series 2016-42A, Class DR, 7.009%, (3 mo. USD LIBOR + 2.93%), 7/15/30(1)(2)	2,500	2,207,390

Series 2016-42A, Class ER, 9.629%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	3,500	2,874,553

Elmwood CLO 14, Ltd., Series 2022-1A, Class E, 10.313%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	1,950	1,755,312

Security	Principal Amount (000’s omitted)	Value

Elmwood CLO 17, Ltd., Series 2022-4A, Class E, 9.244%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	$2,250	$2,002,291

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 10.724%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	2,500	2,023,443

Galaxy XXV CLO, Ltd.:

Series 2018-25A, Class D, 7.458%, (3 mo. USD LIBOR + 3.10%), 10/25/31(1)(2)	2,500	2,211,837

Series 2018-25A, Class E, 10.308%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	3,500	2,826,271

Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 10.243%, (3 mo. USD LIBOR + 6.00%), 1/20/31(1)(2)	2,500	2,065,380

Golub Capital Partners CLO 37B, Ltd.:

Series 2018-37A, Class D, 7.543%, (3 mo. USD LIBOR + 3.30%), 7/20/30(1)(2)	4,000	3,515,372

Series 2018-37A, Class E, 9.993%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	4,750	4,324,319

Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 10.943%, (3 mo. USD LIBOR + 6.70%), 7/20/34(1)(2)	1,250	1,034,799

Golub Capital Partners CLO 58B, Ltd.,

Series 2021-58A, Class E, 11.168%, (3 mo. USD LIBOR + 6.81%), 1/25/35(1)(2)	2,500	2,057,463

Halseypoint CLO 5, Ltd., Series 2021-5A, Class E, 11.355%, (3 mo. USD LIBOR + 6.94%), 1/30/35(1)(2)	2,000	1,673,020

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 10.643%, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(2)	1,000	844,910

ICG US CLO, Ltd.:

Series 2018-2A, Class D, 7.425%, (3 mo. USD LIBOR + 3.10%), 7/22/31(1)(2)	2,000	1,718,470

Series 2018-2A, Class E, 10.075%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	3,000	2,239,749

Madison Park Funding LIX, Ltd., Series 2021-59A, Class E, 10.794%, (3 mo. USD LIBOR + 6.60%), 1/18/34(1)(2)	1,450	1,239,750

Madison Park Funding XXV, Ltd., Series 2017-25A, Class D, 10.458%, (3 mo. USD LIBOR + 6.10%), 4/25/29(1)(2)	1,500	1,291,446

Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 10.914%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,500	2,159,505

Marble Point CLO XXIV, Ltd., Series 2022-1A, Class D1, 8.203%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	2,000	1,823,490

Neuberger Berman CLO XXII, Ltd.:

Series 2016-22A, Class DR, 7.179%, (3 mo. USD LIBOR + 3.10%), 10/17/30(1)(2)	2,500	2,232,140

Series 2016-22A, Class ER, 10.139%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	3,000	2,543,190

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 9.843%, (3 mo. USD LIBOR + 5.60%), 4/20/30(1)(2)	$1,950	$1,622,985

Neuberger Berman Loan Advisers CLO 30, Ltd.:

Series 2018-30A, Class DR, 7.093%, (3 mo. USD LIBOR + 2.85%), 1/20/31(1)(2)	2,500	2,214,132

Series 2018-30A, Class ER, 10.443%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	1,000	858,181

Neuberger Berman Loan Advisers CLO 48, Ltd.,

Series 2022-48A, Class E, 10.56%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	3,200	2,735,840

OCP CLO, Ltd.:

Series 2022-24A, Class D, 5.461%, (3 mo. SOFR + 3.80%), 7/20/35(1)(2)	500	454,612

Series 2022-24A, Class E, 9.081%, (3 mo. SOFR + 7.42%), 7/20/35(1)(2)	1,000	858,601

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 9.929%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	3,000	2,536,680

Series 2015-1A, Class DR4, 9.484%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	2,000	1,700,194

Series 2018-1A, Class C, 6.694%, (3 mo. USD LIBOR + 2.50%), 4/18/31(1)(2)	3,000	2,644,785

Series 2018-1A, Class D, 9.344%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	2,000	1,656,110

Series 2018-2A, Class D, 9.679%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,000	1,718,734

Series 2021-2A, Class E, 10.429%, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(2)	1,000	886,353

Series 2022-1A, Class E, 10.313%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	2,000	1,725,646

Series 2022-3A, Class E, 11.274%, (3 mo. SOFR + 7.98%), 7/20/35(1)(2)	2,250	2,125,868

RAD CLO 5, Ltd., Series 2019-5A, Class E, 11.025%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,750	1,466,325

RAD CLO 14, Ltd., Series 2021-14A, Class E, 10.579%, (3 mo. USD LIBOR + 6.50%), 1/15/35(1)(2)	950	773,088

Regatta XIII Funding, Ltd.:

Series 2018-2A, Class C, 7.179%, (3 mo. USD LIBOR + 3.10%), 7/15/31(1)(2)	2,500	2,203,268

Series 2018-2A, Class D, 10.029%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	5,000	4,032,770

Regatta XIV Funding, Ltd.:

Series 2018-3A, Class D, 7.558%, (3 mo. USD LIBOR + 3.20%), 10/25/31(1)(2)	2,500	2,206,957

Series 2018-3A, Class E, 10.308%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	4,500	3,618,648

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 10.858%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	3,875	3,111,687

Upland CLO, Ltd.:

Series 2016-1A, Class CR, 7.143%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	4,500	3,899,839

Security	Principal Amount (000’s omitted)	Value

Upland CLO, Ltd.: (continued)

Series 2016-1A, Class DR, 10.143%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	$4,625	$3,694,686

Vibrant CLO IX, Ltd.:

Series 2018-9A, Class C, 7.443%, (3 mo. USD LIBOR + 3.20%), 7/20/31(1)(2)	2,500	2,083,450

Series 2018-9A, Class D, 10.493%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	3,500	2,453,027

Vibrant CLO X, Ltd.:

Series 2018-10A, Class C, 7.493%, (3 mo. USD LIBOR + 3.25%), 10/20/31(1)(2)	5,000	4,156,205

Series 2018-10A, Class D, 10.433%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	5,000	3,645,185

Voya CLO, Ltd.:

Series 2015-3A, Class CR, 7.393%, (3 mo. USD LIBOR + 3.15%), 10/20/31(1)(2)	2,500	2,065,483

Series 2015-3A, Class DR, 10.443%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	5,500	3,974,866

Series 2016-3A, Class CR, 7.444%, (3 mo. USD LIBOR + 3.25%), 10/18/31(1)(2)	2,000	1,573,884

Series 2016-3A, Class DR, 10.274%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	3,375	2,472,660

Series 2018-1A, Class C, 6.827%, (3 mo. USD LIBOR + 2.60%), 4/19/31(1)(2)	5,000	4,254,190

Series 2018-2A, Class E, 9.329%, (3 mo. USD LIBOR + 5.25%), 7/15/31(1)(2)	2,500	1,930,378

Webster Park CLO, Ltd.:

Series 2015-1A, Class CR, 7.143%, (3 mo. USD LIBOR + 2.90%), 7/20/30(1)(2)	2,000	1,764,840

Series 2015-1A, Class DR, 9.743%, (3 mo. USD LIBOR + 5.50%), 7/20/30(1)(2)	2,500	2,049,573

Wellfleet CLO, Ltd.:

Series 2021-1A, Class D, 7.743%, (3 mo. USD LIBOR + 3.50%), 4/20/34(1)(2)	1,200	1,048,104

Series 2021-3A, Class E, 11.179%, (3 mo. USD LIBOR + 7.10%), 1/15/35(1)(2)	950	787,360

Series 2022-1A, Class D, 8.004%, (3 mo. SOFR + 4.14%), 4/15/34(1)(2)	1,000	901,800

Series 2022-1A, Class E, 11.724%, (3 mo. SOFR + 7.86%), 4/15/34(1)(2)	2,000	1,774,440

Total Asset-Backed Securities (identified cost $323,247,901)		$269,370,575

Common Stocks — 0.7%
Security	Shares	Value

Aerospace and Defense — 0.1%

IAP Global Services, LLC(3)(4)(5)(6)	950	$4,055,113

IAP Global Services, LLC(3)(4)(5)	1,627	4,630,051

		$8,685,164

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Shares	Value

Containers and Glass Products — 0.0%(7)

LG Newco Holdco, Inc., Class A(5)(6)	250,979	$3,220,889

		$3,220,889

Electronics/Electrical — 0.0%(7)

Skillsoft Corp.(5)(6)	893,525	$1,599,410

		$1,599,410

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(5)(6)	705,631	$4,233,786

		$4,233,786

Investment Companies — 0.1%

Aegletes B.V.(5)(6)	115,904	$4,288,448

		$4,288,448

Nonferrous Metals/Minerals — 0.1%

ACNR Holdings, Inc., Class A(5)(6)	36,829	$3,793,387

		$3,793,387

Oil and Gas — 0.1%

AFG Holdings, Inc.(4)(5)(6)	498,342	$1,480,076

McDermott International, Ltd.(5)(6)	1,013,850	542,410

QuarterNorth Energy, Inc.(6)	66,091	8,096,147

QuarterNorth Energy, Inc.(6)	9,684	1,186,290

		$11,304,923

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(5)(6)	1,204,044	$1,721,783

Cumulus Media, Inc., Class A(5)(6)	644,574	4,750,510

iHeartMedia, Inc., Class A(5)(6)	512,034	4,239,642

		$10,711,935

Retailers (Except Food and Drug) — 0.0%(7)

David’s Bridal, LLC(4)(5)(6)	272,023	$0

Phillips Pet Holding Corp.(4)(5)(6)	2,590	793,493

		$793,493

Telecommunications — 0.1%

GEE Acquisition Holdings Corp.(4)(5)(6)	364,650	$3,281,850

		$3,281,850

Security	Shares	Value

Utilities — 0.0%(7)

Longview Intermediate Holdings, LLC, Class A(5)(6)	149,459	$2,055,061

		$2,055,061

Total Common Stocks (identified cost $87,489,231)		$53,968,346

Convertible Preferred Stocks — 0.1%
Security	Shares	Value

Containers and Glass Products — 0.1%

LG Newco Holdco, Inc., Series A, 13.00%(5)(6)	38,060	$4,538,607

Total Convertible Preferred Stocks (identified cost $1,998,129)		$4,538,607

Corporate Bonds — 7.0%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	3,000	$2,899,125

TransDigm, Inc.:

6.25%, 3/15/26(1)	1,500	1,482,202

8.00%, 12/15/25(1)	1,500	1,528,095

		$5,909,422

Air Transport — 0.7%

Air Canada, 3.875%, 8/15/26(1)	6,850	$6,071,121

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)	17,175	16,383,777

5.75%, 4/20/29(1)	12,875	11,739,232

Delta Air Lines, Inc., 7.00%, 5/1/25(1)	4,650	4,715,956

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	6,425	5,981,367

United Airlines, Inc.:

4.375%, 4/15/26(1)	4,625	4,229,645

4.625%, 4/15/29(1)	4,625	3,963,741

		$53,084,839

Automotive — 0.2%

Clarios Global, L.P., 6.75%, 5/15/25(1)	1,890	$1,894,007

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Clarios Global, L.P./Clarios U.S. Finance Co., 6.25%, 5/15/26(1)		3,893	$3,775,665

Tenneco, Inc.:

5.125%, 4/15/29(1)		9,050	8,988,485

7.875%, 1/15/29(1)		450	446,573

			$15,104,730

Building and Development — 0.0%(7)

Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)		3,150	$3,002,785

Winnebago Industries, Inc., 6.25%, 7/15/28(1)		900	838,735

			$3,841,520

Business Equipment and Services — 0.7%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		2,075	$1,985,557

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:

4.625%, 6/1/28(1)		17,475	14,329,150

4.625%, 6/1/28(1)		24,975	20,941,648

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)		7,900	7,876,379

5.75%, 4/15/26(1)		15,225	14,846,954

			$59,979,688

Cable and Satellite Television — 0.6%

Altice France S.A.:

5.125%, 1/15/29(1)		1,300	$980,129

5.125%, 7/15/29(1)		57,625	43,506,875

5.50%, 10/15/29(1)		6,455	4,934,363

			$49,421,367

Chemicals — 0.1%

Cheever Escrow Issuer, LLC, 7.125%, 10/1/27(1)		925	$850,440

INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	1,250	1,112,895

INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,050	2,584,494

Olympus Water US Holding Corp., 4.25%, 10/1/28(1)		9,350	7,614,108

			$12,161,937

Commercial Services — 0.1%

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		8,225	$7,682,304

			$7,682,304

Security	Principal Amount* (000’s omitted)	Value

Communications Equipment — 0.1%

CommScope, Inc., 4.75%, 9/1/29(1)	6,650	$5,633,343

		$5,633,343

Containers & Packaging — 0.2%

Clydesdale Acquisition Holdings, Inc., 6.625%, 4/15/29(1)	2,300	$2,186,714

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC:

4.00%, 10/15/27(1)	5,150	4,571,140

4.375%, 10/15/28(1)	9,125	7,997,013

		$14,754,867

Diversified Financial Services — 0.2%

AG Issuer, LLC, 6.25%, 3/1/28(1)	8,075	$7,525,312

AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)	2,925	2,939,888

NFP Corp., 7.50%, 10/1/30(1)	2,925	2,789,011

		$13,254,211

Diversified Telecommunication Services — 0.1%

Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)	6,500	$5,386,675

Zayo Group Holdings, Inc., 4.00%, 3/1/27(1)	4,000	3,097,340

		$8,484,015

Drugs — 0.1%

Jazz Securities DAC, 4.375%, 1/15/29(1)	9,150	$8,143,683

		$8,143,683

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc., 4.25%, 6/1/25(1)	5,300	$5,067,489

		$5,067,489

Electronics/Electrical — 0.3%

GoTo Group, Inc., 5.50%, 9/1/27(1)	10,760	$6,267,915

Imola Merger Corp., 4.75%, 5/15/29(1)	18,175	15,702,200

		$21,970,115

Entertainment — 0.1%

AMC Entertainment Holdings, Inc., 7.50%, 2/15/29(1)	8,700	$5,992,299

Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	2,075	1,810,974

Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	1,070	1,081,984

		$8,885,257

Health Care — 0.5%

Medline Borrower, L.P., 3.875%, 4/1/29(1)	22,800	$18,665,220

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)

RP Escrow Issuer, LLC, 5.25%, 12/15/25(1)	2,150	$1,612,972

Tenet Healthcare Corp., 4.25%, 6/1/29(1)	22,950	19,370,374

		$39,648,566

Hotels, Restaurants & Leisure — 0.4%

Carnival Corporation, 4.00%, 8/1/28(1)	34,575	$27,919,312

SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,125	2,179,475

		$30,098,787

Household Products — 0.0%(7)

Kronos Acquisition Holdings, Inc./KIK Custom

Products, Inc., 5.00%, 12/31/26(1)	1,075	$975,933

		$975,933

Insurance — 0.0%(7)

Alliant Holdings Intermediate LLC/Alliant Holdings

Co., 4.25%, 10/15/27(1)	700	$631,792

		$631,792

Internet Software & Services — 0.2%

Arches Buyer, Inc., 4.25%, 6/1/28(1)	6,900	$5,676,492

Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(1)	13,700	13,125,422

		$18,801,914

IT Services — 0.0%(7)

Rackspace Technology Global, Inc., 3.50%, 2/15/28(1)	6,185	$4,095,299

		$4,095,299

Leisure Goods/Activities/Movies — 0.3%

Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)	3,300	$2,940,503

NCL Corp., Ltd., 5.875%, 2/15/27(1)	22,000	19,670,090

		$22,610,593

Machinery — 0.2%

Madison IAQ, LLC, 4.125%, 6/30/28(1)	13,400	$11,118,918

TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,150	3,730,933

		$14,849,851

Media — 0.4%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	6,753	$1,358,940

iHeartCommunications, Inc.:

4.75%, 1/15/28(1)	2,550	2,228,662

Security	Principal Amount* (000’s omitted)	Value

Media (continued)

iHeartCommunications, Inc.: (continued)

5.25%, 8/15/27(1)	2,125	$1,939,700

6.375%, 5/1/26	2,896	2,766,068

8.375%, 5/1/27	5,248	4,723,690

Univision Communications, Inc.:

4.50%, 5/1/29(1)	9,125	7,703,325

7.375%, 6/30/30(1)	11,300	10,946,366

		$31,666,751

Oil, Gas & Consumable Fuels — 0.1%

CITGO Petroleum Corporation:

6.375%, 6/15/26(1)	1,750	$1,727,932

7.00%, 6/15/25(1)	10,525	10,376,387

		$12,104,319

Pharmaceuticals — 0.1%

Bausch Health Companies, Inc.:

4.875%, 6/1/28(1)	8,675	$5,331,872

6.125%, 2/1/27(1)	6,075	4,004,461

		$9,336,333

Professional Services — 0.0%(7)

CoreLogic, Inc., 4.50%, 5/1/28(1)	5,525	$3,727,648

		$3,727,648

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	6,425	$5,844,951

		$5,844,951

Retail — 0.2%

Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	15,580	$13,578,983

		$13,578,983

Retailers (Except Food and Drug) — 0.0%(7)

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,300	$1,189,513

		$1,189,513

Software — 0.2%

Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,225	$4,160,780

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)	2,125	1,999,668

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Software (continued)

Sabre GLBL, Inc.: (continued)

9.25%, 4/15/25(1)	2,525	$2,451,106

Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)	10,350	8,732,559

		$17,344,113

Technology — 0.1%

Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	11,400	$9,803,709

		$9,803,709

Telecommunications — 0.3%

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	9,325	$7,878,972

Lumen Technologies, Inc., 4.00%, 2/15/27(1)	11,277	9,604,734

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	8,550	6,815,037

		$24,298,743

Trading Companies & Distributors — 0.1%

American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	2,975	$2,630,927

SRS Distribution, Inc., 4.625%, 7/1/28(1)	4,575	4,027,235

		$6,658,162

Utilities — 0.0%(7)

Calpine Corp., 5.25%, 6/1/26(1)	1,109	$1,054,137

		$1,054,137

Wireless Telecommunication Services — 0.1%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	6,325	$5,411,955

		$5,411,955

Total Corporate Bonds (identified cost $665,096,030)		$567,110,839

Exchange-Traded Funds — 0.2%
Security	Shares	Value

SPDR Blackstone Senior Loan ETF	426,000	$17,610,840

Total Exchange-Traded Funds (identified cost $19,593,027)		$17,610,840

Preferred Stocks — 0.1%
Security		Shares	Value

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(4)(5)(6)		13,348	$0

			$0

Nonferrous Metals/Minerals — 0.1%

ACNR Holdings, Inc., 15.00% (PIK)(5)(6)		17,394	$10,740,795

			$10,740,795

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC:

Series A 8.00% (PIK)(4)(5)(6)		7,852	$0

Series B 10.00% (PIK)(4)(5)(6)		31,998	0

			$0

Total Preferred Stocks (identified cost $2,590,558)			$10,740,795

Senior Floating-Rate Loans — 84.3%(8)
Borrower/Description	Principal Amount* (000’s omitted)		Value

Aerospace and Defense — 1.9%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,656	$3,938,040

Term Loan, 4.10%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	1,194	1,009,754

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 5.532%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	3,850	3,538,428

Term Loan, 8.173%, (USD LIBOR + 3.50%), 1/18/27(9)		3,003	2,941,741

Dynasty Acquisition Co., Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/6/26		29,031	27,346,879

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/6/26		15,611	14,705,201

IAP Worldwide Services, Inc., Term Loan - Second Lien, 10.174%, (3 mo. USD LIBOR + 6.50%), 7/18/23(4)		6,770	5,255,578

Spirit Aerosystems, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 1/15/25		10,385	10,310,943

TransDigm, Inc.:

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 8/22/24		27,752	27,343,269

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 5/30/25		6,271	6,140,590

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

TransDigm, Inc.: (continued)

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 12/9/25		24,276	$23,739,174

WP CPP Holdings, LLC, Term Loan, 8.168%, (USD LIBOR + 3.75%), 4/30/25(9)		27,375	23,542,674

			$149,812,271

Airlines — 1.2%

American Airlines, Inc.:

Term Loan, 5.346%, (1 mo. USD LIBOR + 1.75%), 6/27/25		6,083	$5,764,181

Term Loan, 8.993%, (3 mo. USD LIBOR + 4.75%), 4/20/28		27,625	27,388,226

Mileage Plus Holdings, LLC, Term Loan, 8.777%, (3 mo. USD LIBOR + 5.25%), 6/21/27		15,603	15,963,360

SkyMiles IP, Ltd., Term Loan, 7.993%, (3 mo. USD LIBOR + 3.75%), 10/20/27		31,975	32,303,639

United Airlines, Inc., Term Loan, 8.108%, (3 mo. USD LIBOR + 3.75%), 4/21/28		17,604	17,230,568

			$98,649,974

Apparel & Luxury Goods — 0.0%(7)

Samsonite International S.A., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/25/25		2,709	$2,593,470

			$2,593,470

Auto Components — 2.2%

Adient US, LLC, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/10/28		13,602	$13,177,042

American Axle and Manufacturing, Inc., Term Loan, 5.84%, (1 mo. USD LIBOR + 2.25%), 4/6/24		15,879	15,704,072

Chassix, Inc., Term Loan, 8.272%, (USD LIBOR + 5.50%), 11/15/23(9)		9,336	8,562,114

Clarios Global, L.P.:

Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	24,804	22,888,938

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/30/26		6,152	6,000,607

DexKo Global, Inc.:

Term Loan, 5.133%, (1 mo. EURIBOR + 4.00%), 10/4/28	EUR	1,012	882,832

Term Loan, 5.218%, (EURIBOR + 4.00%), 10/4/28(9)	EUR	6,291	5,486,708

Term Loan, 5.578%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	3,272	2,853,238

Term Loan, 7.476%, (USD LIBOR + 3.75%), 10/4/28(9)		13,507	12,270,386

Borrower/Description		Principal Amount* (000’s omitted)	Value

Auto Components (continued)

Garrett LX I S.a.r.l.:

Term Loan, 5.105%, (3 mo. EURIBOR + 3.50%), 4/30/28	EUR	15,900	$14,731,097

Term Loan, 7.67%, (3 mo. USD LIBOR + 3.25%), 4/30/28		5,668	5,526,056

LTI Holdings, Inc.:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 9/6/25		5,664	5,298,672

Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 7/24/26		7,117	6,689,864

Tenneco, Inc., Term Loan, 6.206%, (1 mo. USD LIBOR + 3.00%), 10/1/25		33,876	33,774,725

TI Group Automotive Systems, LLC, Term Loan, 4.443%, (1 mo. EURIBOR + 3.25%), 12/16/26	EUR	8,888	8,147,007

Truck Hero, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 1/31/28		15,351	13,254,487

Wheel Pros, LLC, Term Loan, 8.825%, (3 mo. USD LIBOR + 4.50%), 5/11/28		1,837	1,343,889

			$176,591,734

Automobiles — 0.7%

Bombardier Recreational Products, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 5/24/27		43,610	$42,001,500

MajorDrive Holdings IV, LLC, Term Loan, 7.125%, (3 mo. USD LIBOR + 4.00%), 6/1/28		15,524	14,340,039

			$56,341,539

Beverages — 0.3%

Arterra Wines Canada, Inc., Term Loan, 7.142%, (3 mo. USD LIBOR + 3.50%), 11/24/27		1,427	$1,306,199

City Brewing Company, LLC, Term Loan, 6.814%, (1 mo. USD LIBOR + 3.50%), 4/5/28		5,810	4,016,356

Triton Water Holdings, Inc., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 3/31/28		16,801	15,041,802

			$20,364,357

Biotechnology — 0.5%

Alkermes, Inc., Term Loan, 5.98%, (1 mo. USD LIBOR + 2.50%), 3/12/26		18,364	$17,675,288

Alltech, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 10/13/28		7,518	7,226,858

Grifols Worldwide Operations USA, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 11/15/27		17,440	16,771,627

			$41,673,773

Building Products — 0.9%

ACProducts, Inc., Term Loan, 7.325%, (USD LIBOR + 4.25%), 5/17/28(9)		18,763	$13,154,858

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building Products (continued)

Cornerstone Building Brands, Inc., Term Loan, 6.589%, (1 mo. USD LIBOR + 3.25%), 4/12/28		19,710	$16,624,496

CPG International, Inc., Term Loan, 6.269%, (SOFR + 2.50%), 4/28/29		13,775	13,359,601

LHS Borrower, LLC, Term Loan, 8.579%, (SOFR + 4.75%), 2/16/29		13,044	10,359,005

MI Windows and Doors, LLC, Term Loan, 7.329%, (SOFR + 3.50%), 12/18/27		6,611	6,450,259

Standard Industries, Inc., Term Loan, 6.675%, (6 mo. USD LIBOR + 2.50%), 9/22/28		15,487	15,198,955

			$75,147,174

Capital Markets — 3.5%

Advisor Group, Inc., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 7/31/26		36,937	$35,574,908

AllSpring Buyer, LLC, Term Loan, 6.688%, (3 mo. USD LIBOR + 3.00%), 11/1/28		6,283	6,212,261

Aretec Group, Inc., Term Loan, 8.079%, (SOFR + 4.25%), 10/1/25		18,467	17,970,686

Axalta Coating Systems US Holdings, Inc., Term Loan, 5.424%, (3 mo. USD LIBOR + 1.75%), 6/1/24		20,974	20,773,404

CeramTec AcquiCo GmbH, Term Loan, 4.332%, (3 mo. EURIBOR + 3.75%), 3/16/29	EUR	12,779	11,708,004

Clipper Acquisitions Corp., Term Loan, 4.924%, (1 mo. USD LIBOR + 1.75%), 3/3/28		11,211	11,001,071

Edelman Financial Center, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/7/28		29,001	27,102,658

EIG Management Company, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 2/22/25		2,889	2,809,431

FinCo I, LLC, Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/27/25		18,666	18,628,534

Focus Financial Partners, LLC:

Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 7/3/24		12,976	12,812,528

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/30/28		9,978	9,775,755

Franklin Square Holdings, L.P., Term Loan, 6.063%, (1 mo. USD LIBOR + 2.25%), 8/1/25		6,264	6,170,013

Guggenheim Partners, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 7/21/23		19,376	19,278,743

HighTower Holdings, LLC, Term Loan, 8.278%, (3 mo. USD LIBOR + 4.00%), 4/21/28		9,199	8,577,641

Hudson River Trading, LLC, Term Loan, 6.164%, (SOFR + 3.00%), 3/20/28		25,834	23,803,466

LPL Holdings, Inc., Term Loan, 4.878%, (1 mo. USD LIBOR + 1.75%), 11/12/26		15,949	15,769,574

Mariner Wealth Advisors, LLC, Term Loan, 7.065%, (SOFR + 3.25%), 8/18/28		13,584	13,091,240

Borrower/Description		Principal Amount* (000’s omitted)	Value

Capital Markets (continued)

Victory Capital Holdings, Inc.:

Term Loan, 5.962%, (SOFR + 2.25%), 7/1/26		13,543	$13,285,020

Term Loan, 5.962%, (SOFR + 2.25%), 12/29/28		6,979	6,832,637

			$281,177,574

Chemicals — 3.3%

Aruba Investments, Inc.:

Term Loan, 4.979%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	3,398	$3,089,654

Term Loan, 7.576%, (1 mo. USD LIBOR + 4.00%), 11/24/27		5,048	4,758,099

Caldic B.V., Term Loan, 5.105%, (3 mo. EURIBOR + 3.50%), 2/3/29	EUR	6,000	5,418,079

Chemours Company (The), Term Loan, 3.20%, (3 mo. EURIBOR + 2.00%), 4/3/25	EUR	2,790	2,619,195

Colouroz Investment 1 GmbH:

Term Loan, 5.752%, (EURIBOR + 4.25%), 9/21/23(9)	EUR	2,514	1,913,365

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	27	20,701

CPC Acquisition Corp., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/29/27		16,671	13,336,900

Flint Group GmbH:

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	276	209,996

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	32	24,257

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	73	55,234

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	144	109,443

Term Loan, 7.009%, (3 mo. USD LIBOR + 4.25%), 9/21/23		1,387	1,048,547

Flint Group US LLC, Term Loan, 9.32%, (3 mo. USD LIBOR + 5.00%), 8.57% cash, 0.75% PIK, 9/21/23		8,387	6,342,859

Gemini HDPE, LLC, Term Loan, 7.358%, (3 mo. USD LIBOR + 3.00%), 12/31/27		4,910	4,733,803

GEON Performance Solutions, LLC, Term Loan, 8.174%, (1 mo. USD LIBOR + 4.50%), 8/18/28		5,718	5,555,971

Groupe Solmax, Inc., Term Loan, 8.392%, (3 mo. USD LIBOR + 4.75%), 5/29/28		15,503	13,565,154

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	1,975	1,789,144

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 8/28/26		5,040	4,586,006

INEOS Finance PLC:

Term Loan, 3.133%, (1 mo. EURIBOR + 2.00%), 4/1/24	EUR	6,225	6,048,410

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals (continued)

INEOS Finance PLC: (continued)

Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 11/8/28	EUR	8,900	$7,981,846

INEOS Quattro Holdings UK Ltd., Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 1/29/26	EUR	24,900	22,249,215

INEOS Styrolution US Holding, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/29/26		15,882	14,991,886

INEOS US Finance, LLC, Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 11/8/28		6,214	5,800,091

Kraton Corporation, Term Loan, 6.718%, (SOFR + 3.25%), 3/15/29		5,672	5,494,266

Kraton Polymers Holdings B.V., Term Loan, 4.25%, (3 mo. EURIBOR + 3.25%), 3/15/29	EUR	4,250	3,874,557

Lonza Group AG:

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 7/3/28	EUR	7,125	6,341,552

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 7/3/28	EUR	8,475	7,543,109

Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 7/3/28		21,910	19,368,184

LSF11 Skyscraper Holdco S.a.r.l.:

Term Loan, 4.693%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	11,350	10,742,731

Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 9/29/27		4,778	4,610,484

Messer Industries GmbH:

Term Loan, 3.693%, (2 mo. EURIBOR + 2.50%), 3/2/26	EUR	2,061	1,947,997

Term Loan, 6.174%, (3 mo. USD LIBOR + 2.50%), 3/2/26		9,579	9,430,253

Olympus Water US Holding Corporation:

Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 11/9/28		4,987	4,554,484

Term Loan, 8.153%, (SOFR + 4.50%), 11/9/28		5,398	4,968,744

Orion Engineered Carbons GmbH:

Term Loan, 3.693%, (3 mo. EURIBOR + 2.50%), 9/24/28	EUR	1,250	1,187,444

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 9/24/28		4,480	4,344,426

PQ Corporation, Term Loan, 6.915%, (3 mo. USD LIBOR + 2.50%), 6/9/28		8,757	8,472,059

Rohm Holding GmbH:

Term Loan, 4.881%, (6 mo. EURIBOR + 4.25%), 7/31/26	EUR	2,150	1,685,624

Term Loan, 8.121%, (3 mo. USD LIBOR + 4.75%), 7/31/26		16,003	12,202,606

Spectrum Holdings III Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 1/31/25		5,530	5,070,731

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals (continued)

Starfruit Finco B.V., Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 10/1/25		3,602	$3,409,551

Trinseo Materials Operating S.C.A., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 5/3/28		6,853	5,969,951

Tronox Finance, LLC:

Term Loan, 5.938%, (USD LIBOR + 2.25%), 3/10/28(9)		11,570	10,940,772

Term Loan, 6.803%, (SOFR + 3.25%), 4/4/29		3,657	3,510,360

W.R. Grace & Co.-Conn., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/22/28		9,478	9,135,627

			$271,053,367

Commercial Services & Supplies — 1.7%

Allied Universal Holdco, LLC, Term Loan, 4.883%, (1 mo. EURIBOR + 3.75%), 5/12/28	EUR	8,508	$7,404,632

Asplundh Tree Expert, LLC, Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 9/7/27		8,281	8,162,607

Belfor Holdings, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 4/6/26		2,614	2,589,932

Clean Harbors, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 10/8/28		4,151	4,136,566

Covanta Holding Corporation:

Term Loan, 6.229%, (1 mo. USD LIBOR + 2.50%), 11/30/28		1,828	1,807,615

Term Loan, 6.229%, (1 mo. USD LIBOR + 2.50%), 11/30/28		138	136,082

EnergySolutions, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/9/25		17,191	15,987,245

Garda World Security Corporation, Term Loan, 7.24%, (3 mo. USD LIBOR + 4.25%), 10/30/26		11,995	11,465,343

GFL Environmental, Inc., Term Loan, 7.415%, (3 mo. USD LIBOR + 3.00%), 5/30/25		7,574	7,547,159

Harsco Corporation, Term Loan, 6.063%, (1 mo. USD LIBOR + 2.25%), 3/10/28		3,407	2,990,385

LABL, Inc., Term Loan, 8.754%, (1 mo. USD LIBOR + 5.00%), 10/29/28		8,660	8,016,590

Monitronics International, Inc., Term Loan, 11.915%, (3 mo. USD LIBOR + 6.50%), 3/29/24		16,842	11,143,936

PECF USS Intermediate Holding III Corporation, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 12/15/28		9,916	7,709,036

Phoenix Services International, LLC:

DIP Loan, 5.559%, (SOFR + 2.00%), 3/28/23		852	852,152

Term Loan, 0.00%, 3/1/25(12)		8,551	1,913,339

Prime Security Services Borrower, LLC, Term Loan, 6.505%, (3 mo. USD LIBOR + 2.75%), 9/23/26		13,506	13,328,306

SITEL Group, Term Loan, 4.883%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	6,425	6,099,493

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Commercial Services & Supplies (continued)

SITEL Worldwide Corporation, Term Loan, 7.51%, (1 mo. USD LIBOR + 3.75%), 8/28/28		17,108	$16,872,809

Tempo Acquisition, LLC, Term Loan, 6.729%, (SOFR + 3.00%), 8/31/28		2,487	2,460,261

TruGreen Limited Partnership, Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 11/2/27		4,028	3,741,237

Werner FinCo, L.P., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 7/24/24		4,619	4,203,202

			$138,567,927

Communications Equipment — 0.3%

CommScope, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/6/26		15,296	$14,646,023

Digi International, Inc., Term Loan, 8.754%, (1 mo. USD LIBOR + 5.00%), 11/1/28		4,893	4,813,348

Tiger Acquisition, LLC, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 6/1/28		3,354	3,140,957

			$22,600,328

Construction Materials — 0.4%

Oscar AcquisitionCo, LLC, Term Loan, 8.153%, (SOFR + 4.50%), 4/29/29		13,300	$12,083,050

Quikrete Holdings, Inc.:

Term Loan, 6.379%, (1 mo. USD LIBOR + 2.63%), 2/1/27		4,270	4,159,524

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 6/11/28		19,207	18,760,606

			$35,003,180

Containers & Packaging — 1.2%

Berlin Packaging, LLC, Term Loan, 6.911%, (USD LIBOR + 3.75%), 3/11/28(9)		5,431	$5,210,343

BWAY Holding Company, Term Loan, 6.378%, (1 mo. USD LIBOR + 3.25%), 4/3/24		10,996	10,462,023

Clydesdale Acquisition Holdings, Inc., Term Loan, 8.004%, (SOFR + 4.18%), 4/13/29		8,803	8,493,365

Kouti B.V., Term Loan, 3.757%, (3 mo. EURIBOR + 3.18%), 8/31/28	EUR	29,250	25,822,955

Pregis TopCo Corporation:

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 7/31/26		1,361	1,301,128

Term Loan, 7.843%, (1 mo. USD LIBOR + 4.00%), 7/31/26		1,985	1,897,864

Pretium PKG Holdings, Inc.:

Term Loan, 7.60%, (USD LIBOR + 4.00%), 10/2/28(9)		7,121	6,260,713

Term Loan - Second Lien, 10.205%, (USD LIBOR + 6.75%), 10/1/29(9)		6,675	5,640,375

Borrower/Description		Principal Amount* (000’s omitted)	Value

Containers & Packaging (continued)

Pro Mach Group, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 8/31/28		2,827	$2,760,681

Proampac PG Borrower, LLC, Term Loan, 7.728%, (USD LIBOR + 3.75%), 11/3/25(9)		22,806	21,772,257

Trident TPI Holdings, Inc.:

Term Loan, 6.30%, (3 mo. USD LIBOR + 4.00%), 9/15/28(10)		713	678,276

Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 9/15/28		5,006	4,761,159

			$95,061,139

Distributors — 0.5%

Autokiniton US Holdings, Inc., Term Loan, 7.80%, (1 mo. USD LIBOR + 4.50%), 4/6/28		20,788	$19,494,405

Phillips Feed Service, Inc., Term Loan, 10.48%, (1 mo. USD LIBOR + 7.00%), 11/13/24(4)		475	380,380

White Cap Buyer, LLC, Term Loan, 7.479%, (SOFR + 3.75%), 10/19/27		18,515	17,579,512

			$37,454,297

Diversified Consumer Services — 0.7%

Ascend Learning, LLC:

Term Loan, 7.132%, (1 mo. USD LIBOR + 3.50%), 12/11/28		13,904	$12,803,189

Term Loan - Second Lien, 9.504%, (1 mo. USD LIBOR + 5.75%), 12/10/29		5,243	4,469,931

Corporation Service Company, Term Loan, 8/31/29(11)		5,100	5,007,563

FrontDoor, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 6/17/28		864	837,421

KUEHG Corp.:

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 2/21/25		28,637	27,503,145

Term Loan - Second Lien, 12.004%, (1 mo. USD LIBOR + 8.25%), 8/22/25		4,425	4,309,950

Sotheby’s, Term Loan, 8.579%, (3 mo. USD LIBOR + 4.50%), 1/15/27		4,025	3,953,179

			$58,884,378

Diversified Financial Services — 0.5%

Concorde Midco Ltd., Term Loan, 5.16%, (3 mo. EURIBOR + 4.00%), 3/1/28	EUR	8,730	$7,843,766

Sandy BidCo B.V., Term Loan, 6.038%, (6 mo. EURIBOR + 4.00%), 8/17/29	EUR	19,258	18,175,649

Zephyr Bidco Limited:

Term Loan, 4.693%, (1 mo. EURIBOR + 3.75%), 7/23/25	EUR	4,975	4,186,436

Term Loan, 6.934%, (SONIA + 4.75%), 7/23/25	GBP	8,675	7,784,690

			$37,990,541

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Diversified Telecommunication Services — 3.6%

Altice France S.A.:

Term Loan, 6.905%, (3 mo. USD LIBOR + 4.00%), 8/14/26		7,265	$6,678,022

Term Loan, 7.767%, (3 mo. USD LIBOR + 3.69%), 1/31/26		4,403	3,975,102

CenturyLink, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 3/15/27		42,192	39,440,939

GEE Holdings 2, LLC:

Term Loan, 11.604%, (3 mo. USD LIBOR + 8.00%), 3/24/25		9,639	9,675,264

Term Loan - Second Lien, 11.854%, (3 mo. USD LIBOR + 8.25%), 5.104% cash, 6.75% PIK, 3/23/26		6,865	5,263,294

LCPR Loan Financing, LLC, Term Loan, 7.162%, (1 mo. USD LIBOR + 3.75%), 10/16/28		1,650	1,612,360

Level 3 Financing, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 3/1/27		851	810,050

Numericable Group S.A.:

Term Loan, 4.605%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	6,946	6,340,630

Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 7/31/25		10,666	9,717,957

Telenet Financing USD, LLC, Term Loan, 5.412%, (1 mo. USD LIBOR + 2.00%), 4/30/28		32,325	31,378,330

Telenet International Finance S.a.r.l., Term Loan, 2.613%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	5,000	4,654,656

UPC Broadband Holding B.V.:

Term Loan, 2.863%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	4,850	4,487,457

Term Loan, 3.363%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	13,850	12,925,905

Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 4/30/28		5,800	5,667,081

UPC Financing Partnership, Term Loan, 6.337%, (1 mo. USD LIBOR + 2.93%), 1/31/29		28,800	28,229,155

Virgin Media Bristol, LLC:

Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 1/31/28		38,775	38,093,762

Term Loan, 6.662%, (1 mo. USD LIBOR + 3.25%), 1/31/29		500	493,047

Virgin Media Ireland Limited, Term Loan, 3.863%, (6 mo. EURIBOR + 3.50%), 7/15/29	EUR	8,500	7,894,368

Virgin Media SFA Finance Limited:

Term Loan, 3.345%, (1 mo. EURIBOR + 2.50%), 1/31/29	EUR	11,625	10,727,296

Term Loan, 5.469%, (SONIA + 3.25%), 1/15/27	GBP	8,175	8,414,140

Term Loan, 5.469%, (SONIA + 3.25%), 11/15/27	GBP	600	618,842

Zayo Group Holdings, Inc., Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	4,141	3,326,864

Borrower/Description		Principal Amount* (000’s omitted)	Value

Diversified Telecommunication Services (continued)

Ziggo B.V., Term Loan, 3.764%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	28,150	$25,757,630

Ziggo Financing Partnership, Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 4/30/28		21,734	21,202,388

			$287,384,539

Electrical Equipment — 0.1%

AZZ, Inc., Term Loan, 8.079%, (SOFR + 4.25%), 5/13/29		1,834	$1,820,101

Brookfield WEC Holdings, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 8/1/25		1,537	1,512,757

GrafTech Finance, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 2/12/25		3,351	3,196,095

II-VI Incorporated, Term Loan, 5.878%, (1 mo. USD LIBOR + 2.75%), 7/2/29		438	425,906

			$6,954,859

Electronic Equipment, Instruments & Components — 1.0%

Chamberlain Group, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 11/3/28		18,634	$16,999,820

Creation Technologies, Inc., Term Loan, 9.248%, (3 mo. USD LIBOR + 5.50%), 10/5/28		11,443	9,497,275

Minimax Viking GmbH, Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 7/31/25	EUR	1,856	1,782,308

Mirion Technologies, Inc., Term Loan, 5.627%, (6 mo. USD LIBOR + 2.75%), 10/20/28		7,292	7,123,751

Robertshaw US Holding Corp., Term Loan, 7.313%, (1 mo. USD LIBOR + 3.50%), 2/28/25		16,985	13,885,096

Verifone Systems, Inc., Term Loan, 6.997%, (3 mo. USD LIBOR + 4.00%), 8/20/25		13,766	12,298,735

Verisure Holding AB:

Term Loan, 3.473%, (6 mo. EURIBOR + 3.25%), 3/27/28	EUR	15,450	14,342,808

Term Loan, 3.753%, (6 mo. EURIBOR + 3.25%), 7/20/26	EUR	4,475	4,176,973

			$80,106,766

Energy Equipment & Services — 0.3%

Ameriforge Group, Inc.:

Term Loan, 15.029%, (1 mo. USD LIBOR + 13.00%), 12/29/23(10)		3,086	$1,531,602

Term Loan, 16.67%, (3 mo. USD LIBOR + 8.00%), 11.67% cash, 5.00% PIK, 12/31/23		24,185	12,002,041

Lealand Finance Company B.V.:

Term Loan, 6/28/24(11)		9,039	7,412,283

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 4.754% cash, 3.00% PIK, 6/30/25		2,443	1,302,819

			$22,248,745

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Engineering & Construction — 1.0%

Aegion Corporation, Term Loan, 8.504%, (1 mo. USD LIBOR + 4.75%), 5/17/28		15,918	$14,756,954

Amentum Government Services Holdings, LLC:

Term Loan, 7.393%, (SOFR + 4.00%), 2/15/29(9)		8,354	8,124,326

Term Loan, 7.798%, (3 mo. USD LIBOR + 4.00%), 1/29/27		5,790	5,630,476

American Residential Services, LLC, Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/15/27		7,525	7,337,052

APi Group DE, Inc.:

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 10/1/26		12,964	12,803,257

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/3/29		7,686	7,590,879

Centuri Group, Inc., Term Loan, 5.57%, (3 mo. USD LIBOR + 2.50%), 8/27/28		8,390	8,231,543

Northstar Group Services, Inc., Term Loan, 9.254%, (1 mo. USD LIBOR + 5.50%), 11/12/26		11,113	10,973,895

USIC Holdings, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/12/28		5,990	5,707,808

			$81,156,190

Entertainment — 2.0%

Alchemy Copyrights, LLC, Term Loan, 6.128%, (1 mo. USD LIBOR + 3.00%), 3/10/28		3,553	$3,534,895

AMC Entertainment Holdings, Inc., Term Loan, 6.314%, (1 mo. USD LIBOR + 3.00%), 4/22/26		19,650	14,049,945

City Football Group Limited, Term Loan, 6.484%, (3 mo. USD LIBOR + 3.50%), 7/21/28		11,821	11,052,261

Crown Finance US, Inc.:

DIP Loan, 0.00%, 9/7/23(10)		625	628,100

DIP Loan, 13.612%, (SOFR + 10.00%), 9/7/23		7,441	7,475,001

Delta 2 (LUX) S.a.r.l., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 2/1/24		62,085	62,097,608

Live Nation Entertainment, Inc., Term Loan, 5.313%, (1 mo. USD LIBOR + 1.75%), 10/17/26		5,629	5,438,755

Playtika Holding Corp., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 3/13/28		30,593	29,833,926

Renaissance Holding Corp.:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/30/25		5,979	5,796,350

Term Loan, 7.608%, (SOFR + 4.50%), 3/30/29		2,569	2,491,506

Term Loan - Second Lien, 10.754%, (1 mo. USD LIBOR + 7.00%), 5/29/26		3,175	3,034,770

UFC Holdings, LLC, Term Loan, 7.11%, (3 mo. USD LIBOR + 2.75%), 4/29/26		14,562	14,273,995

Vue International Bidco PLC:

Term Loan, 5.66%, (2 mo. EURIBOR + 4.75%), 7/3/26	EUR	3,878	2,618,652

Borrower/Description		Principal Amount* (000’s omitted)	Value

Entertainment (continued)

Vue International Bidco PLC: (continued)

Term Loan, 9.766%, (3 mo. EURIBOR + 8.00%), 6/30/27	EUR	434	$404,895

			$162,730,659

Equity Real Estate Investment Trusts (REITs) — 0.1%

Iron Mountain, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 1/2/26		8,699	$8,557,706

			$8,557,706

Food Products — 0.8%

8th Avenue Food & Provisions, Inc., Term Loan, 8.382%, (1 mo. USD LIBOR + 4.75%), 10/1/25		6,608	$5,798,739

Badger Buyer Corp., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 9/30/24		4,826	4,252,934

CHG PPC Parent, LLC:

Term Loan, 4.633%, (1 mo. EURIBOR + 3.50%), 3/31/25	EUR	2,000	1,876,850

Term Loan, 6.632%, (1 mo. USD LIBOR + 3.00%), 12/8/28		5,796	5,621,999

Del Monte Foods, Inc., Term Loan, 7.827%, (SOFR + 4.35%), 5/16/29		6,325	6,155,016

Froneri International, Ltd.:

Term Loan, 3.006%, (6 mo. EURIBOR + 2.38%), 1/29/27	EUR	1,500	1,355,446

Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 1/29/27		4,740	4,585,480

Monogram Food Solutions, LLC, Term Loan, 7.813%, (1 mo. USD LIBOR + 4.00%), 8/28/28		5,980	5,830,317

Nomad Foods Europe Midco Limited, Term Loan, 5.155%, (3 mo. USD LIBOR + 2.25%), 5/15/24		10,406	10,346,417

Sovos Brands Intermediate, Inc., Term Loan, 7.915%, (3 mo. USD LIBOR + 3.50%), 6/8/28		5,259	5,056,009

United Petfood Group B.V., Term Loan, 4.558%, (3 mo. EURIBOR + 3.00%), 4/23/28	EUR	8,400	7,574,934

Valeo F1 Company Limited (Ireland):

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 6/30/28	EUR	8,550	7,213,791

Term Loan, 7.188%, (SONIA + 5.00%), 6/28/28	GBP	2,500	2,365,274

			$68,033,206

Gas Utilities — 0.3%

CQP Holdco, L.P., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 6/5/28		27,356	$27,058,464

			$27,058,464

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care Equipment & Supplies — 0.9%

Bayou Intermediate II, LLC, Term Loan, 7.302%, (3 mo. USD LIBOR + 4.50%), 8/2/28		8,188	$7,860,600

CryoLife, Inc., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 6/1/27		6,713	6,293,526

Gloves Buyer, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 12/29/27		12,246	11,144,004

ICU Medical, Inc., Term Loan, 5.961%, (SOFR + 2.25%), 1/8/29(9)		7,438	7,290,033

Journey Personal Care Corp., Term Loan, 7.924%, (3 mo. USD LIBOR + 4.25%), 3/1/28		25,771	16,596,446

Medline Borrower, L.P., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 10/23/28		28,457	26,196,262

			$75,380,871

Health Care Providers & Services — 4.8%

AEA International Holdings (Lux) S.a.r.l., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/7/28		16,327	$16,081,665

Biogroup-LCD, Term Loan, 4.742%, (3 mo. EURIBOR + 2.75%), 2/9/28	EUR	10,650	9,516,231

BW NHHC Holdco, Inc., Term Loan, 7.961%, (3 mo. USD LIBOR + 5.00%), 5/15/25		13,718	8,671,083

CAB, Term Loan, 3.527%, (3 mo. EURIBOR + 3.25%), 2/9/28	EUR	7,150	6,633,194

Cano Health, LLC, Term Loan, 7.829%, (SOFR + 4.00%), 11/23/27		7,300	6,264,524

CCRR Parent, Inc., Term Loan, 7.51%, (1 mo. USD LIBOR + 3.75%), 3/6/28		4,757	4,620,434

Cerba Healthcare S.A.S.:

Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 6/30/28	EUR	18,925	17,050,567

Term Loan, 5.133%, (1 mo. EURIBOR + 4.00%), 2/15/29	EUR	8,225	7,696,535

CHG Healthcare Services, Inc., Term Loan, 7.004%, (3 mo. USD LIBOR + 3.25%), 9/29/28		3,712	3,611,602

Covis Finco S.a.r.l., Term Loan, 10.203%, (SOFR + 6.50%), 2/18/27		13,236	8,934,047

Dedalus Finance GmbH, Term Loan, 5.782%, (6 mo. EURIBOR + 3.75%), 7/17/27	EUR	16,850	14,570,507

Electron BidCo, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 11/1/28		5,923	5,747,355

Elsan S.A.S., Term Loan, 4.314%, (EURIBOR + 3.35%), 6/16/28(9)	EUR	4,100	3,794,784

Ensemble RCM, LLC, Term Loan, 7.944%, (SOFR + 3.75%), 8/3/26		14,731	14,528,459

Envision Healthcare Corporation:

Term Loan, 11.603%, (SOFR + 7.88%), 3/31/27		5,463	5,074,065

Term Loan - Second Lien, 6.825%, (SOFR + 4.25%), 3/31/27		38,737	16,979,905

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care Providers & Services (continued)

IVC Acquisition, Ltd.:

Term Loan, 4.141%, (3 mo. EURIBOR + 3.75%), 2/13/26	EUR	8,710	$7,983,600

Term Loan, 4.391%, (3 mo. EURIBOR + 4.00%), 2/13/26	EUR	19,100	17,654,547

Term Loan, 6.309%, (SONIA + 4.50%), 2/13/26	GBP	950	984,871

MDVIP, Inc., Term Loan, 7.072%, (1 mo. USD LIBOR + 3.50%), 10/16/28		5,547	5,370,310

Medical Solutions Holdings, Inc.:

Term Loan, 3.50%, 11/1/28(10)		1,924	1,859,146

Term Loan, 6.377%, (3 mo. USD LIBOR + 3.50%), 11/1/28		11,959	11,555,672

Term Loan - Second Lien, 9.877%, (3 mo. USD LIBOR + 7.00%), 11/1/29		9,500	9,143,750

Mehilainen Yhtiot Oy, Term Loan, 4.718%, (3 mo. EURIBOR + 3.53%), 8/11/25	EUR	7,525	6,990,384

Midwest Physician Administrative Services, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 3/12/28		1,424	1,289,554

National Mentor Holdings, Inc.:

Term Loan, 7.43%, (3 mo. USD LIBOR + 3.75%), 3/2/28		472	340,669

Term Loan, 7.466%, (USD LIBOR + 3.75%), 3/2/28(9)		17,264	12,467,835

Term Loan - Second Lien, 10.93%, (3 mo. USD LIBOR + 7.25%), 3/2/29		5,525	3,798,437

Option Care Health, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 10/27/28		7,369	7,244,955

Pearl Intermediate Parent, LLC, Term Loan - Second Lien, 10.004%, (1 mo. USD LIBOR + 6.25%), 2/13/26		2,350	2,150,250

Pediatric Associates Holding Company, LLC:

Term Loan, 5.122%, (1 mo. USD LIBOR + 3.25%), 12/29/28(10)		148	142,858

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 12/29/28		972	940,496

PetVet Care Centers, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/14/25		5,897	5,543,090

Phoenix Guarantor, Inc.:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/5/26		21,429	20,612,107

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 3/5/26		6,419	6,174,084

Radiology Partners, Inc., Term Loan, 7.825%, (1 mo. USD LIBOR + 4.25%), 7/9/25		25,462	20,687,902

Radnet Management, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/21/28		8,825	8,589,377

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care Providers & Services (continued)

Ramsay Generale de Sante S.A., Term Loan, 4.302%, (3 mo. EURIBOR + 2.80%), 4/22/27	EUR	9,100	$8,509,695

Select Medical Corporation, Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 3/6/25		45,148	44,025,942

Sound Inpatient Physicians:

Term Loan, 6/27/25(11)		200	158,800

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 6/27/25		2,345	1,864,523

Synlab Bondco PLC, Term Loan, 2.778%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,125	2,009,030

TTF Holdings, LLC, Term Loan, 7.813%, (1 mo. USD LIBOR + 4.00%), 3/31/28		5,083	4,993,648

U.S. Anesthesia Partners, Inc., Term Loan, 7.378%, (1 mo. USD LIBOR + 4.25%), 10/1/28		13,991	13,264,061

WP CityMD Bidco, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/22/28		10,660	10,388,016

			$386,512,566

Health Care Technology — 1.8%

athenahealth, Inc.:

Term Loan, 3.50%, 2/15/29(10)		1,834	$1,674,236

Term Loan, 6.967%, (SOFR + 3.50%), 2/15/29		10,794	9,853,295

Bracket Intermediate Holding Corp., Term Loan, 7.998%, (3 mo. USD LIBOR + 4.25%), 9/5/25		11,301	10,852,078

Certara, L.P., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 8/15/26		1,827	1,785,770

eResearchTechnology, Inc., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 2/4/27		4,105	3,833,053

GHX Ultimate Parent Corporation, Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 6/28/24		3,412	3,304,979

Imprivata, Inc.:

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 12/1/27		21,355	20,954,411

Term Loan, 7.979%, (SOFR + 4.25%), 12/1/27		3,292	3,251,976

MedAssets Software Intermediate Holdings, Inc.:

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 12/18/28		16,393	15,572,994

Term Loan - Second Lien, 10.504%, (1 mo. USD LIBOR + 6.75%), 12/17/29		8,775	7,553,809

Navicure, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 10/22/26		12,833	12,516,515

PointClickCare Technologies, Inc., Term Loan, 5.938%, (6 mo. USD LIBOR + 3.00%), 12/29/27		4,236	4,152,556

Project Ruby Ultimate Parent Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/10/28		8,110	7,654,846

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care Technology (continued)

Symplr Software, Inc., Term Loan, 8.694%, (SOFR + 4.50%), 12/22/27		12,914	$12,094,351

Verscend Holding Corp., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 8/27/25		27,163	26,832,027

			$141,886,896

Hotels, Restaurants & Leisure — 3.4%

1011778 B.C. Unlimited Liability Company, Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 11/19/26		24,641	$24,014,220

Bally’s Corporation, Term Loan, 6.55%, (3 mo. USD LIBOR + 3.25%), 10/2/28		11,087	10,336,758

Carnival Corporation:

Term Loan, 3.975%, (6 mo. EURIBOR + 3.75%), 6/30/25	EUR	8,881	8,381,334

Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 6/30/25		3,718	3,501,068

Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 10/18/28		34,762	31,937,875

Churchill Downs Incorporated, Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 12/27/24		3,334	3,316,041

ClubCorp Holdings, Inc., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 9/18/24		21,159	19,056,570

Dave & Buster’s, Inc., Term Loan, 8.875%, (SOFR + 5.00%), 6/29/29		10,823	10,617,695

Fertitta Entertainment, LLC, Term Loan, 7.729%, (SOFR + 4.00%), 1/27/29		17,910	16,844,743

Great Canadian Gaming Corporation, Term Loan, 7.602%, (3 mo. USD LIBOR + 4.00%), 11/1/26		8,318	8,103,847

GVC Holdings PLC, Term Loan, 3.633%, (1 mo. EURIBOR + 2.50%), 3/29/24	EUR	21,225	20,346,332

Hilton Grand Vacations Borrower, LLC, Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 8/2/28		9,034	8,903,890

IRB Holding Corp.:

Term Loan, 6.208%, (SOFR + 3.00%), 12/15/27		4,929	4,790,199

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 2/5/25		2	2,293

NCL Corporation Limited, Term Loan, 1/2/24(11)		4,500	4,252,500

Oravel Stays Singapore Pte, Ltd., Term Loan, 11.86%, (3 mo. USD LIBOR + 8.25%), 6/23/26		5,407	4,730,742

Playa Resorts Holding B.V., Term Loan, 6.50%, (1 mo. USD LIBOR + 2.75%), 4/29/24		19,136	18,689,697

Scientific Games Holdings, L.P., Term Loan, 7.097%, (SOFR + 3.50%), 4/4/29		10,000	9,440,970

Scientific Games International, Inc., Term Loan, 6.402%, (SOFR + 3.00%), 4/14/29		7,481	7,403,632

SeaWorld Parks & Entertainment, Inc., Term Loan, 6.813%, (1 mo. USD LIBOR + 3.00%), 8/25/28		9,974	9,746,089

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Hotels, Restaurants & Leisure (continued)

Stars Group Holdings B.V. (The):

Term Loan, 3.728%, (3 mo. EURIBOR + 2.50%), 7/21/26	EUR	11,225	$10,464,490

Term Loan, 5.892%, (3 mo. USD LIBOR + 2.25%), 7/21/26		29,342	28,868,634

Travel Leaders Group, LLC, Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 1/25/24		14,996	13,318,312

			$277,067,931

Household Durables — 0.8%

Libbey Glass, Inc., Term Loan, 11.941%, (3 mo. USD LIBOR + 8.00%), 11/13/25		6,407	$6,562,725

Serta Simmons Bedding, LLC:

Term Loan, 10.793%, (1 mo. USD LIBOR + 7.50%), 8/10/23		13,364	13,004,879

Term Loan - Second Lien, 10.793%, (1 mo. USD LIBOR + 7.50%), 8/10/23		44,139	22,321,592

Solis IV B.V.:

Term Loan, 4.468%, (3 mo. EURIBOR + 4.00%), 2/26/29	EUR	5,693	4,702,108

Term Loan, 6.34%, (SOFR + 3.50%), 2/26/29		13,857	11,584,825

Spectrum Brands, Inc., Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 3/3/28		4,186	4,029,266

			$62,205,395

Household Products — 0.5%

Diamond (BC) B.V., Term Loan, 7.163%, (USD LIBOR + 2.75%), 9/29/28(9)		8,536	$8,004,165

Energizer Holdings, Inc., Term Loan, 5.875%, (1 mo. USD LIBOR + 2.25%), 12/22/27		7,576	7,354,951

Kronos Acquisition Holdings, Inc.:

Term Loan, 6.82%, (3 mo. USD LIBOR + 3.75%), 12/22/26		10,568	10,017,961

Term Loan, 8.94%, (SOFR + 6.00%), 12/22/26		5,111	4,906,920

Nobel Bidco B.V., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/1/28	EUR	11,450	7,729,873

			$38,013,870

Independent Power and Renewable Electricity Producers — 0.1%

Calpine Corporation:

Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 4/5/26		2,325	$2,284,586

Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 12/16/27		6,192	6,132,364

Longview Power, LLC, Term Loan, 13.674%, (3 mo. USD LIBOR + 10.00%), 7/30/25		293	288,544

			$8,705,494

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Conglomerates — 0.4%

Rain Carbon GmbH, Term Loan, 3.282%, (3 mo. EURIBOR + 3.00%), 1/16/25	EUR	15,625	$14,540,658

SPX Flow, Inc., Term Loan, 8.329%, (SOFR + 4.50%), 4/5/29		19,650	18,667,500

			$33,208,158

Insurance — 1.6%

Alliant Holdings Intermediate, LLC:

Term Loan, 6.98%, (1 mo. USD LIBOR + 3.50%), 11/6/27		13,299	$12,862,275

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/9/25		5,832	5,672,713

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/9/25		4,765	4,634,326

AmWINS Group, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 2/19/28		25,722	25,198,176

AssuredPartners, Inc.:

Term Loan, 7.229%, (SOFR + 3.50%), 2/12/27		5,348	5,109,128

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/12/27		13,369	12,781,755

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/12/27		3,424	3,273,319

Financiere CEP S.A.S., Term Loan, 4.225%, (6 mo. EURIBOR + 4.00%), 6/18/27	EUR	4,125	3,831,938

Hub International Limited:

Term Loan, 7.326%, (3 mo. USD LIBOR + 3.00%), 4/25/25		15,174	14,900,671

Term Loan, 7.527%, (3 mo. USD LIBOR + 3.25%), 4/25/25		5,388	5,300,841

NFP Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 2/15/27		25,465	24,216,825

USI, Inc.:

Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 5/16/24		8,739	8,641,423

Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/2/26		1,931	1,895,917

			$128,319,307

Interactive Media & Services — 0.4%

Buzz Finco, LLC:

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/29/27		1,982	$1,932,161

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 1/29/27		435	428,531

Foundational Education Group, Inc., Term Loan, 7.565%, (SOFR + 3.75%), 8/31/28		5,188	5,077,994

Getty Images, Inc.:

Term Loan, 5.563%, (3 mo. EURIBOR + 5.00%), 2/19/26	EUR	3,724	3,662,278

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Interactive Media & Services (continued)

Getty Images, Inc.: (continued)

Term Loan, 7.625%, (3 mo. USD LIBOR + 4.50%), 2/19/26		15,990	$15,922,268

Match Group, Inc., Term Loan, 4.692%, (3 mo. USD LIBOR + 1.75%), 2/13/27		6,450	6,331,752

			$33,354,984

Internet & Direct Marketing Retail — 0.4%

Adevinta ASA:

Term Loan, 4.443%, (3 mo. EURIBOR + 3.25%), 6/26/28	EUR	7,268	$6,941,950

Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 6/26/28		2,148	2,102,506

CNT Holdings I Corp., Term Loan, 7.239%, (SOFR + 3.50%), 11/8/27		10,759	10,500,587

Etraveli Holding AB, Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 8/2/24	EUR	7,844	7,680,802

Hoya Midco, LLC, Term Loan, 6.979%, (SOFR + 3.25%), 2/3/29		5,166	5,114,770

Speedster Bidco GmbH, Term Loan, 5.108%, (6 mo. EURIBOR + 3.25%), 3/31/27	EUR	2,975	2,584,789

			$34,925,404

IT Services — 3.3%

Asurion, LLC:

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 11/3/24		2,154	$2,041,606

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 12/23/26		3,439	3,074,456

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 7/31/27		11,722	10,353,988

Term Loan, 7.653%, (SOFR + 4.00%), 8/19/28		14,175	12,802,070

Term Loan - Second Lien, 9.004%, (1 mo. USD LIBOR + 5.25%), 1/31/28		14,540	10,314,312

Cyxtera DC Holdings, Inc.:

Term Loan, 7.36%, (3 mo. USD LIBOR + 3.00%), 5/1/24		27,291	23,460,305

Term Loan, 8.36%, (3 mo. USD LIBOR + 4.00%), 5/1/24		9,762	8,712,177

Endure Digital, Inc., Term Loan, 6.698%, (1 mo. USD LIBOR + 3.50%), 2/10/28		22,814	19,548,361

Gainwell Acquisition Corp., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 10/1/27		57,614	54,973,542

Go Daddy Operating Company, LLC, Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 2/15/24		45,065	44,952,819

Indy US Bidco, LLC:

Term Loan, 4.883%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	5,678	5,055,177

Borrower/Description		Principal Amount* (000’s omitted)	Value

IT Services (continued)

Indy US Bidco, LLC: (continued)

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/5/28		4,171	$3,712,471

Informatica, LLC, Term Loan, 6.563%, (1 mo. USD LIBOR + 2.75%), 10/27/28		31,915	31,148,674

NAB Holdings, LLC, Term Loan, 6.703%, (SOFR + 3.00%), 11/23/28		16,203	15,581,470

Rackspace Technology Global, Inc., Term Loan, 5.617%, (3 mo. USD LIBOR + 2.75%), 2/15/28		16,430	10,536,997

team.blue Finco S.a.r.l.:

Term Loan, 4.893%, (3 mo. EURIBOR + 3.70%), 3/30/28	EUR	10,547	9,724,133

Term Loan, 4.943%, (3 mo. EURIBOR + 3.75%), 3/27/28	EUR	603	555,665

WEX, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 3/31/28		3,940	3,868,938

			$270,417,161

Leisure Products — 0.3%

Amer Sports Oyj, Term Loan, 5.131%, (6 mo. EURIBOR + 4.50%), 3/30/26	EUR	11,925	$10,429,617

Fender Musical Instruments Corporation, Term Loan, 7.368%, (SOFR + 4.00%), 12/1/28		3,938	3,317,541

Hayward Industries, Inc., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 5/30/28		9,147	8,614,313

SRAM, LLC, Term Loan, 6.423%, (USD LIBOR + 2.75%), 5/18/28(9)		2,189	2,129,567

			$24,491,038

Life Sciences Tools & Services — 2.0%

Avantor Funding, Inc.:

Term Loan, 3.185%, (1 mo. EURIBOR + 2.50%), 6/12/28	EUR	19,454	$18,810,630

Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 11/8/27		15,386	15,087,876

Cambrex Corporation, Term Loan, 7.329%, (SOFR + 3.50%), 12/4/26		324	312,791

Catalent Pharma Solutions, Inc., Term Loan, 5.625%, (1 mo. USD LIBOR + 2.00%), 2/22/28		1,034	1,025,847

Curia Global, Inc., Term Loan, 8.163%, (USD LIBOR + 3.75%), 8/30/26(9)		14,436	13,274,842

ICON Luxembourg S.a.r.l., Term Loan, 5.938%, (3 mo. USD LIBOR + 2.25%), 7/3/28		51,015	50,590,324

IQVIA, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 1/17/25		12,472	12,440,568

LGC Group Holdings, Ltd., Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 4/21/27	EUR	5,775	5,164,963

Loire Finco Luxembourg S.a.r.l., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/21/27		1,134	1,057,190

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Life Sciences Tools & Services (continued)

Packaging Coordinators Midco, Inc., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/30/27		7,964	$7,717,640

Parexel International Corporation, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 11/15/28		5,732	5,536,096

PRA Health Sciences, Inc., Term Loan, 5.938%, (3 mo. USD LIBOR + 2.25%), 7/3/28		12,711	12,604,799

Sotera Health Holdings, LLC, Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 12/11/26		17,828	16,223,608

			$159,847,174

Machinery — 3.5%

AI Alpine AT Bidco GmbH, Term Loan, 4.731%, (6 mo. EURIBOR + 3.00%), 10/31/25	EUR	6,125	$5,515,823

AI Aqua Merger Sub, Inc., Term Loan, 6.858%, (SOFR + 3.75%), 7/31/28		11,650	10,863,199

Albion Financing 3 S.a.r.l., Term Loan, 9.575%, (3 mo. USD LIBOR + 5.25%), 8/17/26		18,535	17,561,853

Ali Group North America Corporation, Term Loan, 5.843%, (1 mo. USD LIBOR + 2.00%), 7/30/29		16,981	16,694,391

Alliance Laundry Systems, LLC, Term Loan, 7.409%, (3 mo. USD LIBOR + 3.50%), 10/8/27		5,253	5,084,746

American Trailer World Corp., Term Loan, 7.579%, (SOFR + 3.75%), 3/3/28		17,552	15,985,224

Apex Tool Group, LLC, Term Loan, 8.624%, (SOFR + 5.25%), 2/8/29		26,131	22,701,381

Clark Equipment Company, Term Loan, 6.153%, (SOFR + 2.50%), 4/20/29		11,542	11,363,099

Conair Holdings, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/17/28		24,453	20,703,548

CPM Holdings, Inc., Term Loan, 6.628%, (1 mo. USD LIBOR + 3.50%), 11/17/25		4,713	4,590,044

Delachaux Group S.A., Term Loan, 8.915%, (3 mo. USD LIBOR + 4.50%), 4/16/26		4,769	4,315,493

Engineered Machinery Holdings, Inc.:

Term Loan, 4.943%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	10,766	9,646,704

Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/19/28		17,268	16,742,453

Term Loan - Second Lien, 9.674%, (3 mo. USD LIBOR + 6.00%), 5/21/29		2,000	1,891,250

EWT Holdings III Corp., Term Loan, 6.313%, (1 mo. USD LIBOR + 2.50%), 4/1/28		3,518	3,475,916

Filtration Group Corporation:

Term Loan, 4.633%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	2,946	2,768,014

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 3/29/25		2,913	2,858,428

Borrower/Description		Principal Amount* (000’s omitted)	Value

Machinery (continued)

Gates Global, LLC:

Term Loan, 4.133%, (1 mo. EURIBOR + 3.00%), 4/1/24	EUR	8,283	$7,776,826

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 3/31/27		15,655	15,270,154

Icebox Holdco III, Inc.:

Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/22/28		11,789	10,934,602

Term Loan, 7.58%, (3 mo. USD LIBOR + 3.75%), 12/22/28		2,451	2,273,700

Madison IAQ, LLC, Term Loan, 6.815%, (3 mo. USD LIBOR + 3.25%), 6/21/28		35,259	32,085,963

Penn Engineering & Manufacturing Corp., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 6/27/24		1,876	1,833,717

Titan Acquisition Limited, Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 3/28/25		22,828	20,904,161

TK Elevator Topco GmbH, Term Loan, 4.256%, (1 mo. EURIBOR + 3.63%), 7/29/27	EUR	9,725	8,853,884

Vertical US Newco, Inc., Term Loan, 6.871%, (6 mo. USD LIBOR + 3.50%), 7/30/27		6	5,934

Zephyr German BidCo GmbH, Term Loan, 4.216%, (3 mo. EURIBOR + 3.40%), 3/10/28	EUR	11,775	10,754,199

			$283,454,706

Media — 1.9%

Axel Springer SE, Term Loan, 5.816%, (3 mo. EURIBOR + 4.75%), 12/18/26	EUR	8,500	$8,043,117

Charter Communications Operating, LLC, Term Loan, 5.51%, (1 mo. USD LIBOR + 1.75%), 2/1/27		3,635	3,574,079

CSC Holdings, LLC:

Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 7/17/25		25,265	24,538,230

Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 1/15/26		4	4,007

Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 4/15/27		13,109	12,491,421

Diamond Sports Group, LLC:

Term Loan, 11.208%, (SOFR + 8.10%), 5/26/26		5,029	4,847,859

Term Loan - Second Lien, 6.458%, (SOFR + 3.35%), 8/24/26		23,126	4,627,593

Entravision Communications Corporation, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 11/29/24		7,139	6,996,184

Gray Television, Inc., Term Loan, 6.128%, (1 mo. USD LIBOR + 3.00%), 12/1/28		1,042	1,029,658

Hubbard Radio, LLC, Term Loan, 8.01%, (1 mo. USD LIBOR + 4.25%), 3/28/25		6,333	5,235,431

iHeartCommunications, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 5/1/26		2,365	2,240,716

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Media (continued)

Magnite, Inc., Term Loan, 8.642%, (USD LIBOR + 5.00%), 4/28/28(9)	6,370	$6,019,995

Mission Broadcasting, Inc., Term Loan, 5.628%, (1 mo. USD LIBOR + 2.50%), 6/2/28	3,654	3,624,823

MJH Healthcare Holdings, LLC, Term Loan, 7.329%, (SOFR + 3.50%), 1/28/29	3,706	3,521,056

Nexstar Broadcasting, Inc., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 9/18/26	3,989	3,955,356

Recorded Books, Inc., Term Loan, 7.578%, (SOFR + 4.00%), 8/29/25	12,877	12,544,326

Sinclair Television Group, Inc.:

Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 9/30/26	6,232	5,903,499

Term Loan, 6.76%, (1 mo. USD LIBOR + 3.00%), 4/1/28	22,904	21,334,824

Univision Communications, Inc.:

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 3/15/24	7,012	6,996,325

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/15/26	18,374	17,855,378

		$155,383,877

Metals/Mining — 0.5%

American Consolidated Natural Resources, Inc., Term Loan, 20.33%, (3 mo. USD LIBOR + 13.00%), 17.33% cash, 3.00% PIK, 9/16/25	429	$431,722

Dynacast International, LLC:

Term Loan, 7.48%, (3 mo. USD LIBOR + 4.50%), 7/22/25	15,337	13,074,881

Term Loan, 11.98%, (3 mo. USD LIBOR + 9.00%), 10/22/25	3,065	2,605,181

WireCo WorldGroup, Inc., Term Loan, 7.188%, (3 mo. USD LIBOR + 4.25%), 11/13/28	8,975	8,787,855

Zekelman Industries, Inc., Term Loan, 5.604%, (3 mo. USD LIBOR + 2.00%), 1/24/27	15,456	15,044,185

		$39,943,824

Oil, Gas & Consumable Fuels — 1.5%

Buckeye Partners, L.P., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 11/1/26	8,273	$8,190,521

Centurion Pipeline Company, LLC:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 9/29/25	3,120	3,088,986

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 9/28/25	1,629	1,609,516

CITGO Petroleum Corporation, Term Loan, 10.004%, (1 mo. USD LIBOR + 6.25%), 3/28/24	17,681	17,728,354

Delek US Holdings, Inc., Term Loan, 9.254%, (1 mo. USD LIBOR + 5.50%), 3/31/25	5,739	5,692,119

Borrower/Description		Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Freeport LNG Investments, LLLP, Term Loan, 7.743%, (3 mo. USD LIBOR + 3.50%), 12/21/28		16,874	$15,835,798

GIP II Blue Holding, L.P, Term Loan, 8.174%, (3 mo. USD LIBOR + 4.50%), 9/29/28		15,994	15,889,483

Matador Bidco S.a.r.l., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 10/15/26		32,570	31,958,915

Oryx Midstream Services Permian Basin, LLC, Term Loan, 6.211%, (3 mo. USD LIBOR + 3.25%), 10/5/28		3,694	3,647,425

Oxbow Carbon, LLC, Term Loan, 7.878%, (3 mo. USD LIBOR + 4.25%), 10/17/25		5,476	5,459,530

QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 11.754%, (1 mo. USD LIBOR + 8.00%), 8/27/26		5,729	5,714,831

UGI Energy Services, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 8/13/26		8,946	8,914,257

			$123,729,735

Personal Products — 0.4%

HLF Financing S.a.r.l., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 8/18/25		9,683	$9,355,114

Rainbow Finco S.a.r.l., Term Loan, 4.658%, (6 mo. EURIBOR + 3.75%), 2/24/29	EUR	14,125	13,185,460

Sunshine Luxembourg VII S.a.r.l., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 10/1/26		6,448	6,146,214

			$28,686,788

Pharmaceuticals — 1.6%

Aenova Holding GmbH, Term Loan, 5.034%, (6 mo. EURIBOR + 4.50%), 3/6/26	EUR	2,925	$2,514,849

AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 9/29/25	EUR	13,000	12,076,412

Akorn, Inc., Term Loan, 11.243%, (3 mo. USD LIBOR + 7.50%), 10/1/25		2,996	2,845,986

Amneal Pharmaceuticals, LLC, Term Loan, 7.251%, (USD LIBOR + 3.50%), 5/4/25(9)		13,385	11,479,703

Bausch Health Companies, Inc., Term Loan, 8.624%, (SOFR + 5.25%), 2/1/27		18,823	14,151,142

Horizon Therapeutics USA, Inc.:

Term Loan, 5.375%, (1 mo. USD LIBOR + 1.75%), 3/15/28		16,696	16,398,365

Term Loan, 5.625%, (1 mo. USD LIBOR + 2.00%), 5/22/26		7,802	7,673,665

Jazz Financing Lux S.a.r.l., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/5/28		7,075	7,005,123

Mallinckrodt International Finance S.A.:

Term Loan, 8.733%, (3 mo. USD LIBOR + 5.25%), 9/30/27		36,851	30,010,621

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Pharmaceuticals (continued)

Mallinckrodt International Finance S.A.: (continued)

Term Loan, 8.983%, (3 mo. USD LIBOR + 5.50%), 9/30/27		10,080	$8,231,703

PharmaZell GmbH, Term Loan, 5.193%, (1 mo. EURIBOR + 4.00%), 5/12/27	EUR	1,800	1,698,801

Recipharm AB, Term Loan, 3.539%, (3 mo. EURIBOR + 3.20%), 2/17/28	EUR	13,725	12,275,173

			$126,361,543

Professional Services — 1.7%

AlixPartners, LLP, Term Loan, 4.443%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	3,472	$3,251,182

APFS Staffing Holdings, Inc., Term Loan, 8.044%, (SOFR + 4.00%), 12/29/28(9)		3,706	3,595,184

Blitz 20-487 GmbH, Term Loan, 4.805%, (3 mo. EURIBOR + 3.20%), 4/28/28	EUR	7,525	6,999,680

Brown Group Holding, LLC:

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/7/28		12,656	12,318,552

Term Loan, 7.419%, (SOFR + 3.75%), 7/2/29		3,575	3,541,037

CoreLogic, Inc., Term Loan, 7.313%, (1 mo. USD LIBOR + 3.50%), 6/2/28		19,256	14,189,067

Deerfield Dakota Holding, LLC, Term Loan, 7.479%, (SOFR + 3.75%), 4/9/27		17,511	16,605,455

EAB Global, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 8/16/28		14,540	13,918,535

Employbridge, LLC, Term Loan, 8.424%, (3 mo. USD LIBOR + 4.75%), 7/19/28		20,810	17,851,833

First Advantage Holdings, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/31/27		5,857	5,792,742

Rockwood Service Corporation, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 1/23/27		5,471	5,347,631

Trans Union, LLC, Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 12/1/28		32,247	31,790,474

Vaco Holdings, LLC, Term Loan, 8.708%, (SOFR + 5.00%), 1/21/29(9)		3,697	3,613,878

			$138,815,250

Real Estate Management & Development — 0.5%

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 8/21/25		29,388	$28,797,100

RE/MAX International, Inc., Term Loan, 6.313%, (1 mo. USD LIBOR + 2.50%), 7/21/28		16,417	15,534,764

			$44,331,864

Road & Rail — 1.8%

Avis Budget Car Rental, LLC, Term Loan, 5.51%, (1 mo. USD LIBOR + 1.75%), 8/6/27		6,995	$6,791,887

Borrower/Description		Principal Amount* (000’s omitted)	Value

Road & Rail (continued)

Grab Holdings, Inc., Term Loan, 8.26%, (1 mo. USD LIBOR + 4.50%), 1/29/26		45,571	$43,071,775

Hertz Corporation, (The):

Term Loan, 7.01%, (1 mo. USD LIBOR + 3.25%), 6/30/28		13,502	13,046,525

Term Loan, 7.01%, (1 mo. USD LIBOR + 3.25%), 6/30/28		2,577	2,489,892

Kenan Advantage Group, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/24/26		14,855	14,203,729

Uber Technologies, Inc.:

Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 4/4/25		41,325	41,084,166

Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 2/25/27		24,720	24,497,867

XPO Logistics, Inc., Term Loan, 4.936%, (1 mo. USD LIBOR + 1.75%), 2/24/25		4,275	4,219,224

			$149,405,065

Semiconductors & Semiconductor Equipment — 1.2%

Altar Bidco, Inc.:

Term Loan, 5.368%, (SOFR + 3.35%), 2/1/29(9)		23,815	$22,341,740

Term Loan - Second Lien, 7.355%, (SOFR + 5.60%), 2/1/30		6,650	5,741,164

Bright Bidco B.V., DIP Loan, 10.903%, (SOFR + 8.00%), 2/28/23		3,376	3,021,834

Entegris, Inc., Term Loan, 5.708%, (SOFR + 3.00%), 7/6/29		2,500	2,491,015

MACOM Technology Solutions Holdings, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 5/17/24		555	546,039

MaxLinear, Inc., Term Loan, 5.882%, (1 mo. USD LIBOR + 2.25%), 6/23/28		3,546	3,484,366

MKS Instruments, Inc.:

Term Loan, 3.913%, (1 mo. EURIBOR + 3.00%), 8/17/29	EUR	5,625	5,406,035

Term Loan, 6.317%, (SOFR + 2.75%), 8/17/29		47,750	46,829,810

Synaptics Incorporated, Term Loan, 4.356%, (3 mo. USD LIBOR + 2.25%), 12/2/28		2,784	2,756,470

Ultra Clean Holdings, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 8/27/25		2,109	2,088,013

			$94,706,486

Software — 14.9%

Applied Systems, Inc.:

Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 9/19/24		43,880	$43,394,209

Term Loan - Second Lien, 9.174%, (3 mo. USD LIBOR + 5.50%), 9/19/25		3,707	3,663,414

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Software (continued)

AppLovin Corporation:

Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 10/25/28		17,811	$17,203,839

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 8/15/25		43,004	42,137,373

Aptean, Inc.:

Term Loan, 7.32%, (3 mo. USD LIBOR + 4.25%), 4/23/26		26,142	25,096,027

Term Loan - Second Lien, 10.07%, (3 mo. USD LIBOR + 7.00%), 4/23/27		6,550	6,255,250

AQA Acquisition Holding, Inc., Term Loan, 7.32%, (3 mo. USD LIBOR + 4.25%), 3/3/28		2,736	2,629,875

Astra Acquisition Corp.:

Term Loan, 9.004%, (1 mo. USD LIBOR + 5.25%), 10/25/28		13,017	11,346,099

Term Loan - Second Lien, 12.629%, (1 mo. USD LIBOR + 8.88%), 10/25/29		20,170	18,455,687

Banff Merger Sub, Inc.:

Term Loan, 5.133%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	1,927	1,793,039

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/2/25		18,882	18,190,712

Term Loan - Second Lien, 9.254%, (1 mo. USD LIBOR + 5.50%), 2/27/26		13,521	12,456,394

Cast and Crew Payroll, LLC:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/9/26		8,482	8,357,912

Term Loan, 7.478%, (SOFR + 3.75%), 12/29/28		6,154	6,070,809

CDK Global, Inc., Term Loan, 8.112%, (SOFR + 4.50%), 7/6/29		33,975	33,333,246

CentralSquare Technologies, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 8/29/25		18,552	16,158,979

Ceridian HCM Holding, Inc., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 4/30/25		10,008	9,708,751

Cloudera, Inc.:

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/8/28		30,916	28,906,811

Term Loan - Second Lien, 9.754%, (1 mo. USD LIBOR + 6.00%), 10/8/29		8,550	7,096,500

ConnectWise, LLC, Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 9/29/28		13,399	12,702,015

Constant Contact, Inc., Term Loan, 7.909%, (3 mo. USD LIBOR + 4.00%), 2/10/28		12,096	10,529,796

Cornerstone OnDemand, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/16/28		15,622	13,122,060

Delta TopCo, Inc., Term Loan, 5.836%, (3 mo. USD LIBOR + 3.75%), 12/1/27		13,528	12,386,213

E2open, LLC, Term Loan, 6.644%, (3 mo. USD LIBOR + 3.50%), 2/4/28		16,340	15,962,052

Borrower/Description		Principal Amount* (000’s omitted)	Value

Software (continued)

ECI Macola Max Holding, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/9/27		26,923	$26,104,245

Epicor Software Corporation, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 7/30/27		46,523	44,272,743

Finastra USA, Inc.:

Term Loan, 6.871%, (3 mo. USD LIBOR + 3.50%), 6/13/24		57,999	52,677,932

Term Loan - Second Lien, 10.621%, (6 mo. USD LIBOR + 7.25%), 6/13/25		25,750	19,248,125

Fiserv Investment Solutions, Inc., Term Loan, 6.961%, (3 mo. USD LIBOR + 4.00%), 2/18/27		5,867	5,555,742

GoTo Group, Inc., Term Loan, 8.322%, (1 mo. USD LIBOR + 4.75%), 8/31/27		24,408	15,743,117

Greeneden U.S. Holdings II, LLC, Term Loan, 5.855%, (3 mo. EURIBOR + 4.25%), 12/1/27	EUR	1,228	1,172,226

Hyland Software, Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 7/1/24		61,331	59,912,800

Term Loan - Second Lien, 10.004%, (1 mo. USD LIBOR + 6.25%), 7/7/25		1,750	1,682,187

IGT Holding IV AB:

Term Loan, 4.093%, (3 mo. EURIBOR + 2.90%), 3/31/28	EUR	6,205	5,689,679

Term Loan, 7.074%, (3 mo. USD LIBOR + 3.40%), 3/31/28		4,056	3,944,720

Ivanti Software, Inc.:

Term Loan, 7.332%, (3 mo. USD LIBOR + 4.25%), 12/1/27		13,948	10,531,025

Term Loan - Second Lien, 10.332%, (3 mo. USD LIBOR + 7.25%), 12/1/28		9,750	6,548,753

MA FinanceCo., LLC, Term Loan, 7.418%, (3 mo. USD LIBOR + 4.25%), 6/5/25		12,363	12,301,566

Magenta Buyer, LLC:

Term Loan, 9.17%, (3 mo. USD LIBOR + 4.75%), 7/27/28		51,109	44,831,982

Term Loan - Second Lien, 12.67%, (3 mo. USD LIBOR + 8.25%), 7/27/29		16,175	13,964,411

Marcel LUX IV S.a.r.l.:

Term Loan, 4.693%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	8,650	8,115,599

Term Loan, 6.979%, (SOFR + 3.25%), 3/15/26		11,597	11,394,235

Term Loan, 7.125%, (SOFR + 4.00%), 12/31/27		731	718,531

Maverick Bidco, Inc.:

Term Loan, 8.165%, (3 mo. USD LIBOR + 3.75%), 5/18/28		11,070	10,544,320

Term Loan - Second Lien, 11.165%, (3 mo. USD LIBOR + 6.75%), 5/18/29		3,175	2,984,500

McAfee, LLC:

Term Loan, 5.604%, (EURIBOR + 4.00%), 3/1/29(9)	EUR	16,608	15,342,259

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Software (continued)

McAfee, LLC: (continued)

Term Loan, 6.87%, (SOFR + 3.75%), 3/1/29		38,578	$35,267,020

Mediaocean, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 12/15/28		6,015	5,668,914

MH Sub I, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 9/13/24		4,850	4,678,720

Mitnick Corporate Purchaser, Inc., Term Loan, 8.944%, (SOFR + 4.75%), 5/2/29		6,975	6,662,869

N-Able International Holdings II, LLC, Term Loan, 6.07%, (3 mo. USD LIBOR + 3.00%), 7/19/28		1,277	1,238,624

NortonLifeLock, Inc., Term Loan, 5.829%, (SOFR + 2.00%), 9/12/29		1,775	1,736,330

Panther Commercial Holdings, L.P., Term Loan, 8.665%, (3 mo. USD LIBOR + 4.25%), 1/7/28		21,055	19,067,938

Polaris Newco, LLC:

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	8,564	7,884,583

Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 6/2/28		13,022	11,942,605

Proofpoint, Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 3.25%), 8/31/28		46,914	44,722,404

Quest Software US Holdings, Inc., Term Loan, 8.494%, (SOFR + 4.25%), 2/1/29		24,389	18,132,446

RealPage, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/24/28		25,368	23,896,705

Red Planet Borrower, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/2/28		15,345	9,470,136

Redstone Holdco 2 L.P., Term Loan, 9.108%, (3 mo. USD LIBOR + 4.75%), 4/27/28		18,928	13,748,875

Sabre GLBL, Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 12/17/27		6,029	5,410,859

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 12/17/27		3,782	3,394,390

Seattle Spinco, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 6/21/24		10,389	10,307,076

SkillSoft Corporation, Term Loan, 8.473%, (SOFR + 5.25%), 7/14/28		10,450	8,689,197

SolarWinds Holdings, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 2/5/24		19,531	19,376,620

Sophia, L.P., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/7/27		23,428	22,636,883

Sovos Compliance, LLC, Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 8/11/28		10,434	10,129,261

Sportradar Capital S.a.r.l., Term Loan, 4.443%, (1 mo. EURIBOR + 3.50%), 11/22/27	EUR	7,804	7,403,596

SS&C European Holdings S.a.r.l., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/16/25		5,213	5,112,226

Borrower/Description		Principal Amount* (000’s omitted)	Value

Software (continued)

SS&C Technologies, Inc.:

Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/16/25		6,422	$6,297,431

Term Loan, 6.079%, (SOFR + 2.25%), 3/22/29		3,428	3,371,036

Term Loan, 6.079%, (SOFR + 2.25%), 3/22/29		5,166	5,079,378

SurveyMonkey, Inc., Term Loan, 7.51%, (1 mo. USD LIBOR + 3.75%), 10/10/25		11,443	11,099,712

Turing Midco, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 3/23/28		635	625,141

Ultimate Software Group, Inc. (The):

Term Loan, 6.998%, (3 mo. USD LIBOR + 3.25%), 5/4/26		48,539	46,950,182

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 5/4/26		18,884	18,394,932

Term Loan - Second Lien, 8.998%, (1 mo. USD LIBOR + 5.25%), 5/3/27		1,450	1,342,458

Veritas US, Inc., Term Loan, 8.674%, (3 mo. USD LIBOR + 5.00%), 9/1/25		13,783	11,037,913

Vision Solutions, Inc., Term Loan, 8.358%, (3 mo. USD LIBOR + 4.00%), 4/24/28		36,453	31,075,984

VS Buyer, LLC, Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 2/28/27		21,464	20,927,483

			$1,203,017,686

Specialty Retail — 2.1%

Belron Finance US, LLC, Term Loan, 5.375%, (3 mo. USD LIBOR + 2.50%), 4/13/28		7,708	$7,598,031

Belron Luxembourg S.a.r.l., Term Loan, 2.769%, (3 mo. EURIBOR + 2.50%), 4/13/28	EUR	3,575	3,309,973

Boels Topholding B.V., Term Loan, 3.571%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	7,750	7,270,244

David’s Bridal, Inc.:

Term Loan, 9.42%, (3 mo. USD LIBOR + 5.00%), 4.42% cash, 5.00% PIK, 6/23/23		3,942	3,798,692

Term Loan, 9.754%, (1 mo. USD LIBOR + 6.00%), 6/30/23		4,724	4,421,866

Great Outdoors Group, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/6/28		44,635	42,161,042

Harbor Freight Tools USA, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 10/19/27		32,996	31,011,944

L1R HB Finance Limited:

Term Loan, 6.016%, (6 mo. EURIBOR + 4.25%), 9/2/24	EUR	4,674	3,475,496

Term Loan, 7.217%, (SONIA + 5.25%), 9/2/24	GBP	9,172	7,941,484

Les Schwab Tire Centers, Term Loan, 6.58%, (3 mo. USD LIBOR + 3.25%), 11/2/27		27,454	26,732,982

LIDS Holdings, Inc., Term Loan, 8.99%, (SOFR + 5.50%), 12/14/26		5,823	4,921,891

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Specialty Retail (continued)

Mattress Firm, Inc., Term Loan, 8.433%, (3 mo. USD LIBOR + 4.25%), 9/25/28		16,632	$14,287,919

PetSmart, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 3.75%), 2/11/28		17,351	16,740,325

			$173,671,889

Technology Hardware, Storage & Peripherals — 0.1%

NCR Corporation, Term Loan, 6.92%, (3 mo. USD LIBOR + 2.50%), 8/28/26		8,997	$8,666,866

			$8,666,866

Thrifts & Mortgage Finance — 0.2%

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/23(12)		22,620	$2,827,502

Walker & Dunlop, Inc., Term Loan, 6.079%, (SOFR + 2.25%), 12/16/28		12,952	12,757,843

			$15,585,345

Trading Companies & Distributors — 2.5%

American Builders & Contractors Supply Co., Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 1/15/27		21,461	$21,067,243

Avolon TLB Borrower 1 (US), LLC:

Term Loan, 5.239%, (1 mo. USD LIBOR + 1.75%), 1/15/25		25,082	24,661,358

Term Loan, 5.739%, (1 mo. USD LIBOR + 2.25%), 12/1/27		13,964	13,728,508

Core & Main L.P., Term Loan, 6.528%, (USD LIBOR + 2.50%), 7/27/28(9)		12,431	12,155,481

DXP Enterprises, Inc., Term Loan, 8.504%, (1 mo. USD LIBOR + 4.75%), 12/16/27		4,225	4,038,599

Electro Rent Corporation, Term Loan, 9.278%, (3 mo. USD LIBOR + 5.00%), 1/31/24		15,761	14,880,759

Hillman Group, Inc. (The):

Term Loan, 3.034%, (1 mo. USD LIBOR + 2.75%), 7/14/28(10)		875	838,043

Term Loan, 6.326%, (1 mo. USD LIBOR + 2.75%), 7/14/28		3,619	3,466,614

Park River Holdings, Inc., Term Loan, 6.993%, (3 mo. USD LIBOR + 3.25%), 12/28/27		10,857	9,251,931

Patagonia Bidco Limited:

Term Loan, 6.94%, (SONIA + 5.25%), 3/5/29	GBP	17,262	16,430,285

Term Loan, 6.94%, (SONIA + 5.25%), 3/5/29	GBP	3,138	2,987,325

Quimper AB, Term Loan, 4.085%, (3 mo. EURIBOR + 2.93%), 2/16/26	EUR	25,175	22,971,774

Borrower/Description	Principal Amount* (000’s omitted)	Value

Trading Companies & Distributors (continued)

SiteOne Landscape Supply, LLC, Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 3/23/28	3,431	$3,402,666

Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28	42,353	37,498,715

SRS Distribution, Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 6/2/28	14,325	13,343,013

Term Loan, 7.329%, (SOFR + 3.50%), 6/2/28	5,037	4,690,648

TricorBraun Holdings, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/3/28	829	787,162

		$206,200,124

Wireless Telecommunication Services — 0.2%

CCI Buyer, Inc., Term Loan, 7.553%, (SOFR + 4.00%), 12/17/27	7,914	$7,609,384

Digicel International Finance Limited, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/28/24	14,057	12,100,775

		$19,710,159

Total Senior Floating-Rate Loans (identified cost $7,543,162,144)		$6,829,205,613

Warrants — 0.0%
Security	Shares	Value

Leisure Goods/Activities/Movies — 0.0%

Cineworld Group PLC, Exp. 11/23/25(5)(6)	1,791,400	$0

		$0

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(4)(5)(6)	51,888	$0

		$0

Total Warrants (identified cost $0)		$0

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Short-Term Investments — 1.9%
Security	Shares	Value

Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(13)	156,771,808	$156,771,808

Total Short-Term Investments (identified cost $156,771,808)		$156,771,808

Total Investments — 97.6% (identified cost $8,799,948,828)		$7,909,317,423

Less Unfunded Loan Commitments — (0.2)%		$(15,840,797)

Net Investments — 97.4% (identified cost $8,784,108,031)		$7,893,476,626

Other Assets, Less Liabilities — 2.6%		$207,653,892

Net Assets — 100.0%		$8,101,130,518

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $828,991,656 or 10.2% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.

(3)	Affiliated company (see Note 7).

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(5)	Non-income producing security.

(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(7)	Amount is less than 0.05%.

(8)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(9)

The stated interest rate represents the weighted average interest rate at October 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(10)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2022, the total value of unfunded loan commitments is $13,795,189. See Note 1F for description.

(11)	This Senior Loan will settle after October 31, 2022, at which time the interest rate will be determined.

(12)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(13)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

Forward Foreign Currency Exchange Contracts (OTC)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	275,596,332	EUR	280,766,698	Standard Chartered Bank	11/2/22	$—	$(1,871,277)

USD	278,080,923	EUR	280,766,698	Standard Chartered Bank	12/2/22	22,582	—

USD	4,960,610	EUR	5,000,000	Bank of America, N.A.	12/30/22	—	(5,433)

USD	42,087,033	EUR	43,125,827	Bank of America, N.A.	12/30/22	—	(745,906)

USD	42,096,620	EUR	43,125,827	State Street Bank and Trust Company	12/30/22	—	(736,319)

USD	52,870,587	EUR	54,170,212	State Street Bank and Trust Company	12/30/22	—	(931,729)

USD	41,868,950	EUR	43,125,827	State Street Bank and Trust Company	12/30/22	—	(963,989)

USD	63,152,939	EUR	64,688,740	State Street Bank and Trust Company	12/30/22	—	(1,096,470)

USD	34,826,781	EUR	34,639,475	Bank of America, N.A.	1/31/23	338,110	—

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	21,802,101	EUR	21,649,672	Bank of America, N.A.	1/31/23	$246,681	$—

USD	21,781,830	EUR	21,649,672	Bank of America, N.A.	1/31/23	226,411	—

USD	21,827,065	EUR	21,649,672	Standard Chartered Bank	1/31/23	271,645	—

USD	3,557,817	EUR	3,529,711	Standard Chartered Bank	1/31/23	43,472	—

USD	37,812,864	EUR	37,560,965	State Street Bank and Trust Company	1/31/23	415,421	—

USD	34,876,236	EUR	34,639,475	State Street Bank and Trust Company	1/31/23	387,564	—

USD	34,854,004	EUR	34,639,475	State Street Bank and Trust Company	1/31/23	365,333	—

USD	34,823,366	EUR	34,639,475	State Street Bank and Trust Company	1/31/23	334,694	—

USD	21,780,869	EUR	21,649,672	State Street Bank and Trust Company	1/31/23	225,449	—

USD	27,932,349	GBP	24,042,527	State Street Bank and Trust Company	1/31/23	276,020	—

USD	21,194,786	GBP	18,266,270	State Street Bank and Trust Company	1/31/23	182,936	—

						$3,336,318	$(6,351,123)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

OTC	–	Over-the-counter

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

SONIA	–	Sterling Overnight Interbank Average

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Unaffiliated investments, at value (identified cost $8,624,990,815)	$7,728,019,654

Affiliated investments, at value (identified cost $159,117,216)	165,456,972

Cash	60,602,545

Deposits for derivatives collateral — forward foreign currency exchange contracts	9,460,000

Foreign currency, at value (identified cost $6,811,773)	6,806,847

Interest receivable	40,252,490

Dividends receivable from affiliated investments	520,417

Receivable for investments sold	107,467,802

Receivable for open forward foreign currency exchange contracts	3,336,318

Prepaid upfront fees on notes payable	419,817

Other receivables	2,084,589

Prepaid expenses	114,818

Total assets	$8,124,542,269

Liabilities

Cash collateral due to brokers	$1,260,000

Payable for investments purchased	10,975,850

Payable for open forward foreign currency exchange contracts	6,351,123

Payable to affiliates:

Investment adviser fee	3,427,703

Trustees’ fees	9,042

Accrued expenses	1,388,033

Total liabilities	$23,411,751

Net Assets applicable to investors’ interest in Portfolio	$8,101,130,518

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income	$3,256,926

Dividend income from affiliated investments	2,629,727

Interest and other income	464,039,211

Total investment income	$469,925,864

Expenses

Investment adviser fee	$46,506,949

Trustees’ fees and expenses	108,500

Custodian fee	1,650,912

Legal and accounting services	561,340

Interest expense and fees	2,289,900

Miscellaneous	436,279

Total expenses	$51,553,880

Deduct:

Waiver and/or reimbursement of expenses by affiliate	$250,289

Total expense reductions	$250,289

Net expenses	$51,303,591

Net investment income	$418,622,273

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment transactions	$(119,289,716)

Investment transactions - affiliated investments	(82,915)

Foreign currency transactions	6,990,412

Forward foreign currency exchange contracts	172,100,779

Net realized gain	$59,718,560

Change in unrealized appreciation (depreciation):

Investments	$(818,037,102)

Investments - affiliated investments	(1,388,424)

Foreign currency	(2,145,936)

Forward foreign currency exchange contracts	(10,320,397)

Net change in unrealized appreciation (depreciation)	$(831,891,859)

Net realized and unrealized loss	$(772,173,299)

Net decrease in net assets from operations	$(353,551,026)

49	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$418,622,273	$256,806,743

Net realized gain	59,718,560	9,155,076

Net change in unrealized appreciation (depreciation)	(831,891,859)	224,746,482

Net increase (decrease) in net assets from operations	$(353,551,026)	$490,708,301

Capital transactions:

Contributions	$2,094,290,768	$3,163,957,748

Withdrawals	(2,626,390,995)	(317,385,727)

Net increase (decrease) in net assets from capital transactions	$(532,100,227)	$2,846,572,021

Net increase (decrease) in net assets	$(885,651,253)	$3,337,280,322

Net Assets

At beginning of year	$8,986,781,771	$5,649,501,449

At end of year	$8,101,130,518	$8,986,781,771

50	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022		2021	2020	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses	0.54	%(1)	0.56%	0.59%	0.55%	0.54%

Net investment income	4.39%		3.51%	4.17%	5.09%	4.38%

Portfolio Turnover	27%		26%	28%	16%	30%

Total Return	(3.32)%		7.80%	1.18%	1.64%	5.05%

Net assets, end of year (000’s omitted)	$8,101,131		$8,986,782	$5,649,501	$7,966,641	$11,502,389

(1)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

51

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 84.3% and 15.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

52

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

53

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.5750%

$1 billion but less than $2 billion	0.5250%

$2 billion but less than $5 billion	0.4900%

$5 billion but less than $10 billion	0.4600%

$10 billion but less than $15 billion	0.4350%

$15 billion but less than $20 billion	0.4150%

$20 billion but less than $25 billion	0.4000%

$25 billion and over	0.3900%

For the year ended October 31, 2022, the Portfolio’s investment adviser fee amounted to $46,506,949 or 0.49% of the Portfolio’s average daily net assets. Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $250,289 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,490,453,168 and $2,607,264,764, respectively, for the year ended October 31, 2022.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,624,117,550

Gross unrealized appreciation	$40,569,938

Gross unrealized depreciation	(771,210,862)

Net unrealized depreciation	$(730,640,924)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

54

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2022, the fair value of derivatives with credit related contingent features in a net liability position was $6,351,123. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $8,200,000 at October 31, 2022.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2022 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$3,336,318	(1)	$(6,351,123	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2022.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$811,202	$(751,339)	$—	$(59,863)	$—

Standard Chartered Bank	337,699	(337,699)	—	—	—

State Street Bank and Trust Company	2,187,417	(2,187,417)	—	—	—

	$3,336,318	$(3,276,455)	$—	$(59,863)	$—

55

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(751,339)	$751,339	$—	$—	$—

Standard Chartered Bank	(1,871,277)	337,699	—	1,533,578	—

State Street Bank and Trust Company	(3,728,507)	2,187,417	—	1,541,090	—

	$(6,351,123)	$3,276,455	$—	$3,074,668	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2022 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$172,100,779	$(10,320,397)

(1)	Statement of Operations location: Net realized gain (loss) - Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2022, which is indicative of the volume of this derivative type, was approximately $1,241,185,000.

6  Credit Facility

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $700 million ($725 million prior to June 30, 2022 and $650 million prior to March 7, 2022) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 6, 2023. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. At the Portfolio’s option, any loan under the Credit Facility that is made to it will bear interest at a rate equal to (i) the Benchmark Rate (defined below) plus a margin or, (ii) the Base Rate, or (iii) the Overnight Rate plus a margin. Base Rate is the highest of (a) administrative agent’s prime rate, (b) 50 basis points above the Federal Funds rate, (c) the Benchmark Rate plus a margin and (d) 1.00%, in each case as in effect from time to time. The “Overnight Rate” is the greatest of the Benchmark Rate, the Federal Funds rate and 0.00%. “Benchmark Rate” means Term SOFR (defined as the forward-looking Secured Overnight Financing Rate term rate published two U.S. government securities business days prior to the commencement of the applicable interest period plus the Term SOFR Adjustment) for an interest period of one-month’s duration. To the extent that, at any time, the Benchmark Rate is less than 0.00%, the Benchmark Rate shall be deemed to be 0.00% for purposes of the Credit Facility. “Term SOFR Adjustment” means 0.10%. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,241,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2022 is $419,817 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2022.

56

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

7  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2022, the value of the portfolio’s investment in affiliated companies and funds that may deemed to be affiliated was $165,456,972, which represents 2.0% of the Portfolio’s net assets. Transactions in affiliated companies and funds by the Portfolio for the year ended October 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period

Common Stocks*

IAP Global Services, LLC(1)(2)(3)	$10,073,588	$—	$—	$—	$(1,388,424)	$8,685,164	$—	2,577

Short-Term Investments

Cash Reserves Fund	667,360,691	1,266,262,613	(1,933,540,389)	(82,915)	—	—	381,908	—

Liquidity Fund	—	2,435,642,928	(2,278,871,120)	—	—	156,771,808	2,247,819	156,771,808

Total				$(82,915)	$(1,388,424)	$165,456,972	$2,629,727

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(2)	Non-income producing security.

(3)	A portion of the shares were acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

57

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$269,370,575	$—	$269,370,575

Common Stocks	12,311,345	27,416,418	14,240,583	53,968,346

Convertible Preferred Stocks	—	4,538,607	—	4,538,607

Corporate Bonds	—	567,110,839	—	567,110,839

Exchange-Traded Funds	17,610,840	—	—	17,610,840

Preferred Stocks	—	10,740,795	0	10,740,795

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	6,807,728,858	5,635,958	6,813,364,816

Warrants	—	0	0	0

Short-Term Investments	156,771,808	—	—	156,771,808

Total Investments	$186,693,993	$7,686,906,092	$19,876,541	$7,893,476,626

Forward Foreign Currency Exchange Contracts	$—	$3,336,318	$—	$3,336,318

Total	$186,693,993	$7,690,242,410	$19,876,541	$7,896,812,944

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(6,351,123)	$—	$(6,351,123)

Total	$—	$(6,351,123)	$—	$(6,351,123)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

58

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Notes to Financial Statements — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

59

Eaton Vance

Floating Rate Portfolio

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

60

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•

The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

61

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;

•	Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•

Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;

•

Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;

•

The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Floating-Rate & High Income Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreements between each of Eaton Vance Floating Rate Portfolio

62

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

and High Income Opportunities Portfolio (the “Portfolios”), which are portfolios in which the Fund is authorized to invest, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolios, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements for the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolios by the applicable Adviser.

The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolios, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolios, including recent changes to such personnel. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans and high yield debt. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel, which includes portfolio managers and analysts, who provide services to the Portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolios, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolios, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolios.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board also considered the performance of the underlying Portfolios. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolios and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

63

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolios, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolios and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolios to continue to benefit from any economies of scale in the future.

64

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

65

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and the Portfolios’ affairs. The Board members and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolios’ current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and each Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and each Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and each Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Alan C. Bowser(1) 1962	Trustee	Since 2022

Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).

Other Directorships. None.

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

66

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

67

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

68

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

69

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

70

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

71

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance

Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811    10.31.22

Eaton Vance
Government Opportunities Fund
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022
Eaton Vance
Government Opportunities Fund

Eaton Vance
Government Opportunities Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period ended October 31, 2022, saw a reversal in U.S. monetary policy in response to surging inflation, a hot housing market, and strength in the U.S. labor market. At the same time, financial markets suffered as prices for equity and fixed-income assets around the globe experienced steep declines, while U.S. Treasury yields generally rose.
The period began with the U.S. Federal Reserve (the Fed) taking its first step toward tighter monetary policy by tapering its monthly asset purchases. As COVID-19 vaccinations increased and the U.S. economy began to recover, a jump in consumer and corporate spending raised the threat of out-of-control inflation.
Against the backdrop of rising inflation readings, the Fed’s hawkish response -- to intentionally slow economic growth by raising the cost of borrowing through higher interest rates -- caused short-term U.S. Treasury yields to shoot higher and longer term yields to fall. Reduced demand for agency mortgage-backed securities (MBS) also caused the yield spreads on these securities to widen toward the end of 2021.
During the first quarter of 2022, major central banks worldwide tightened their monetary policies to seek to rein in inflation, which forced bond yields even higher. In February, Russia’s invasion of Ukraine pushed energy costs further up and COVID-19 lockdowns in China exacerbated global supply-chain disruptions, adding to inflationary pressures. Short-term U.S. Treasury yields continued to grow while the Fed raised the federal funds rate 0.25% in March -- to a 0.25%-0.50% range -- and signaled several more increases by year-end. Mortgage rates skyrocketed during the period, resulting in a drop in refinancing activity.
Surging inflation, growing fears of recession, and a tight monetary policy weighed on investor sentiment during the second quarter of 2022. This led to declines in equity and fixed-income markets, and a further rise in U.S. Treasury yields. The agency MBS market remained under pressure due to heightened interest rate volatility and concerns about a potential increase in MBS sell-offs by the Fed.
At its June, July, and September meetings, the Fed hiked the federal funds rate 0.75% each time -- to a 3.00%-3.25% range -- its first moves of that magnitude since 1994, leading the MBS market to its worst quarterly return since 1981. Meanwhile, mortgage rates ended the period at their highest levels since 2008. Despite the Fed raising rates, inflation remained stubbornly high during the third quarter of 2022.
For the period as a whole, the 2-year U.S. Treasury yield rose by roughly 4%, and the average 30-year fixed-rate mortgage briefly rose above 7% -- its highest point in more than 20 years. Agency MBS spreads widened by more than 100 basis points during the period -- levels not seen since the Great Recession.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Government Opportunities Fund (the Fund) returned -6.63% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index (the Index), which returned -4.67%.
In response to surging inflation, the U.S. Federal Reserve (the Fed) made a dramatic shift from a relatively accommodative monetary policy to a more restrictive one. The Fed raised the federal funds target rate five times during the period, while also embarking on quantitative tightening that involved reducing its holdings of U.S. Treasurys and agency mortgage-backed securities (MBS).
U.S. Treasury yields and mortgage rates spiked during the period, and many fixed-income markets around the world experienced their worst performance in decades. Higher mortgage rates caused refinance activity to plummet and home-purchase activity to cool during the period, which should have helped MBS performance. However, a decrease in MBS demand by the Fed and other buyers weighed on the MBS sector during the period.
The main detractor from Fund performance relative to the Index during the period was its exposure to lower coupon collateralized mortgage obligations (CMOs). Because CMOs generally carry longer durations, this bond asset class was negatively impacted by a sharp rise in interest rates during the period. The Fund’s allocation to fixed-rate agency MBS pools was also weakened by higher rates during the period.
Strong performance by the Fund’s interest-only securities helped offset some market headwinds as interest-only MBS prices reacted positively to rising rates. Exposure to floating-rate government-guaranteed loans also contributed to Fund returns relative to the Index during a period when bond coupons generally adjusted higher, while MBS prices remained relatively stable amid market volatility.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Government Opportunities Fund
October 31, 2022
Performance

Portfolio Manager(s) Andrew Szczurowski, CFA and Alexander Payne, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1984	08/24/1984	(6.63)%	(0.03)%	0.29%
Class A with 3.25% Maximum Sales Charge	—	—	(9.63)	(0.68)	(0.05)
Class C at NAV	11/01/1993	08/24/1984	(7.34)	(0.77)	(0.32)
Class C with 1% Maximum Deferred Sales Charge	—	—	(8.26)	(0.77)	(0.32)
Class I at NAV	04/03/2009	08/24/1984	(6.40)	0.23	0.54
Class R at NAV	08/12/2005	08/24/1984	(6.90)	(0.28)	0.04

ICE BofA 1-3 Year U.S. Treasury Index	—	—	(4.67)%	0.57%	0.60%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R
Gross	1.07%	1.82%	0.82%	1.32%
Net	1.05	1.80	0.80	1.30
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2012	$9,687	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$1,055,019	N.A.
Class R	$10,000	10/31/2012	$10,039	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Government Opportunities Fund
October 31, 2022
Fund Profile

Asset Allocation (% of total investments)[1]
Footnotes:
[1]	Other represents any investment type less than 1% of total investments.
4

Eaton Vance
Government Opportunities Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Bloomberg U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.
Additional Information
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

5

Eaton Vance
Government Opportunities Fund
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 954.00	$5.17**	1.05%
Class C	$1,000.00	$ 950.30	$8.85**	1.80%
Class I	$1,000.00	$ 955.20	$3.94**	0.80%
Class R	$1,000.00	$ 952.60	$6.40**	1.30%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.91	$5.35**	1.05%
Class C	$1,000.00	$1,016.13	$9.15**	1.80%
Class I	$1,000.00	$1,021.17	$4.08**	0.80%
Class R	$1,000.00	$1,018.65	$6.61**	1.30%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022.
**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.
6

Eaton Vance
Government Opportunities Fund
October 31, 2022
Portfolio of Investments

Asset-Backed Securities — 4.4%
Security	Principal Amount (000's omitted)	Value
KKR SFR Warehouse Participation, 6.55%, (30-day average SOFR + 3.50%), 12/13/23(1)	$2,821	$ 2,796,206
NewRez Warehouse Securitization Trust, Series 2021-1, Class E, 6.836%, (1 mo. USD LIBOR + 3.25%), 5/25/55(1)(2)	4,400	4,267,033
NRZ Excess Spread-Collateralized Notes:
Series 2021-FNT1, Class A, 2.981%, 3/25/26(2)	335	295,552
Series 2021-GNT1, Class A, 3.474%, 11/25/26(2)	3,165	2,777,644
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(2)(3)	9,239	8,447,562
Total Asset-Backed Securities (identified cost $19,475,655)		$ 18,583,997

Collateralized Mortgage Obligations — 29.1%
Security	Principal Amount (000's omitted)	Value
Angel Oak Mortgage Trust I, LLC, Series 2019-1, Class B1, 5.40%, 11/25/48(2)(3)	$1,000	$ 974,312
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25%, to 7/25/27 to 7/25/27, 8/25/54(2)	990	858,539
CHNGE Mortgage Trust, Series 2022-4, Class A1, 6.00%, 10/25/57(2)(3)	3,944	3,821,062
Deephaven Residential Mortgage Trust:
Series 2020-2, Class B2, 5.851%, 5/25/65(2)(3)	500	476,425
Series 2020-2, Class M1, 4.112%, 5/25/65(2)(3)	1,000	947,497
Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	4	4,065
Series 1822, Class Z, 6.90%, 3/15/26	72	75,505
Series 1829, Class ZB, 6.50%, 3/15/26	9	8,702
Series 1896, Class Z, 6.00%, 9/15/26	28	28,959
Series 2075, Class PH, 6.50%, 8/15/28	25	25,225
Series 2091, Class ZC, 6.00%, 11/15/28	76	77,189
Series 2105, Class Z, 6.00%, 12/15/28	19	19,006
Series 2115, Class K, 6.00%, 1/15/29	164	170,993
Series 2142, Class Z, 6.50%, 4/15/29	48	48,999
Series 4107, Class SA, 0.784%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(4)	419	280,587
Series 4107, Class SB, 0.784%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(4)	208	139,488
Series 4107, Class SC, 0.784%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(4)	500	334,491
Series 4107, Class SD, 0.784%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(4)	373	249,850
Series 4204, Class AF, 4.128%, (1 mo. USD LIBOR + 1.00%), 5/15/43(1)	540	467,213
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 4212, Class NS, 1.305%, (5.40% - 1 mo. USD LIBOR x 1.20), 6/15/43(4)	$287	$ 257,654
Series 4259, Class UE, 2.50%, 5/15/43	295	277,332
Series 4623, Class SK, 1.337%, (3.57% - 1 mo. USD LIBOR x 0.71), 10/15/46(4)	259	151,513
Series 4938, Class KZ, 2.50%, 12/25/49	634	380,168
Series 5009, Class ZN, 3.50%, 7/25/50	834	668,089
Series 5020, Class EZ, 2.00%, 10/25/50	1,199	730,008
Series 5021, Class CZ, 2.00%, 10/25/50	242	137,382
Series 5021, Class NZ, 2.00%, 10/25/50	808	482,582
Series 5028, Class AZ, 2.00%, 10/25/50	215	122,316
Series 5028, Class TZ, 2.00%, 10/25/50	1,064	662,219
Series 5028, Class ZT, 2.00%, 10/25/50	747	439,290
Series 5031, Class Z, 2.50%, 10/25/50	1	267
Series 5035, Class AZ, 2.00%, 11/25/50	1,084	644,218
Series 5035, Class ZK, 2.50%, 11/25/50	1,201	844,027
Series 5035, Class ZT, 2.00%, 10/25/50	757	445,564
Series 5039, Class ZJ, 2.00%, 11/25/50	98	55,782
Series 5040, Class TZ, 2.50%, 11/25/50	178	104,877
Series 5042, Class PZ, 2.00%, 11/25/50	2,032	1,176,145
Series 5058, Class ZH, 3.00%, 5/25/50	151	107,275
Series 5071, Class CS, 0.853%, (3.30% - 30-day average SOFR), 2/25/51(4)	1,266	710,943
Series 5072, Class ZU, 2.50%, 2/25/51	331	225,960
Series 5083, Class ZW, 2.50%, 3/25/51	485	329,504
Series 5090, Class PZ, 2.50%, 3/25/51	236	159,905
Series 5093, Class Z, 3.00%, 1/25/51	0 (5)	37
Series 5101, Class EZ, 2.00%, 3/25/51	537	273,911
Series 5104, Class WZ, 3.00%, 4/25/51	125	77,302
Series 5114, Class ZH, 3.00%, 5/25/51	69	44,228
Series 5123, Class JZ, 2.00%, 7/25/51	108	55,325
Series 5129, Class HZ, 1.25%, 4/25/50	165	119,168
Series 5129, Class TZ, 2.50%, 8/25/51	435	333,774
Series 5131, Class QZ, 3.00%, 7/25/51	271	203,945
Series 5132, Class LZ, 2.50%, 8/25/51	978	668,037
Series 5135, Class MZ, 2.50%, 8/25/51	1,894	1,323,903
Series 5136, Class ZJ, 2.50%, 8/25/51	2,031	1,401,986
Series 5139, Class DZ, 2.50%, 9/25/51	1,334	919,690
Series 5141, Class ZJ, 2.50%, 9/25/51	1,748	1,206,930
Series 5144, Class Z, 2.50%, 9/25/51	4,061	2,861,533
Series 5148, Class AZ, 2.50%, 10/25/51	3,032	2,149,464
Series 5150, Class ZJ, 2.50%, 10/25/51	1,660	1,164,677
Series 5150, Class ZN, 2.50%, 10/25/51	183	103,456
Series 5159, Class ZP, 3.00%, 11/25/51	418	304,308
Series 5159, Class ZT, 3.00%, 11/25/51	779	599,090
Series 5160, Class ZY, 3.00%, 10/25/50	2,446	1,815,655

7
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 5163, Class Z, 3.00%, 11/25/51	$524	$ 369,383
Series 5166, Class ZN, 3.00%, 9/25/50	951	736,808
Series 5168, Class MZ, 3.00%, 10/25/51	996	744,364
Interest Only:(6)
Series 362, Class C12, 4.00%, 12/15/47	2,356	491,585
Series 4749, Class IL, 4.00%, 12/15/47	853	161,596
Series 4756, Class KI, 4.00%, 1/15/48	948	173,749
Series 4768, Class IO, 4.00%, 3/15/48	678	126,927
Series 4772, Class PI, 4.00%, 1/15/48	1,004	188,173
Series 4791, Class JI, 4.00%, 5/15/48	1,360	270,374
Series 4966, Class SY, 2.464%, (6.05% - 1 mo. USD LIBOR), 4/25/50(4)	2,318	251,201
Series 5008, Class IE, 2.00%, 9/25/50	8,964	1,113,712
Series 5010, Class I, 2.00%, 9/25/50	3,565	445,160
Series 5010, Class IN, 2.00%, 9/25/50	3,993	498,916
Series 5010, Class NI, 2.00%, 9/25/50	2,949	367,076
Series 5016, Class UI, 2.00%, 9/25/50	2,903	360,716
Series 5017, Class DI, 2.00%, 9/25/50	5,081	631,254
Series 5022, Class AI, 2.00%, 10/25/50	3,820	479,022
Series 5024, Class CI, 2.00%, 10/25/50	8,820	1,112,348
Series 5025, Class GI, 2.00%, 10/25/50	1,219	153,203
Series 5028, Class TI, 2.00%, 10/25/50	1,596	162,434
Series 5038, Class DI, 2.00%, 11/25/50	8,014	1,004,332
Series 5051, Class S, 0.603%, (3.60% - 30-day average SOFR), 12/25/50(4)	4,539	158,593
Series 5070, Class CI, 2.00%, 2/25/51	8,506	1,138,779
Principal Only:(7)
Series 246, Class PO, 0.00%, 5/15/37	1,408	1,129,190
Series 3435, Class PO, 0.00%, 4/15/38	1,345	1,047,815
Series 4239, Class OU, 0.00%, 7/15/43	319	160,442
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-HQA3, Class B2, 11.086%, (1 mo. USD LIBOR + 7.50%), 9/25/49(1)(2)	1,000	942,849
Series 2020-DNA4, Class M2, 7.336%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	1	1,002
Series 2020-HQA4, Class M2, 6.736%, (1 mo. USD LIBOR + 3.15%), 9/25/50(1)(2)	370	370,674
Federal National Mortgage Association:
Series 1993-16, Class Z, 7.50%, 2/25/23	1	873
Series 1993-39, Class Z, 7.50%, 4/25/23	7	6,645
Series 1993-45, Class Z, 7.00%, 4/25/23	5	5,199
Series 1993-149, Class M, 7.00%, 8/25/23	6	6,178
Series 1993-178, Class PK, 6.50%, 9/25/23	13	12,877
Series 1994-40, Class Z, 6.50%, 3/25/24	24	24,840
Series 1994-42, Class K, 6.50%, 4/25/24	96	97,619
Series 1994-82, Class Z, 8.00%, 5/25/24	29	30,418
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 2000-49, Class A, 8.00%, 3/18/27	$62	$ 65,487
Series 2001-81, Class HE, 6.50%, 1/25/32	206	212,152
Series 2002-1, Class G, 7.00%, 7/25/23	6	5,780
Series 2012-133, Class WS, 1.185%, (3.79% - 1 mo. USD LIBOR x 0.83), 12/25/42(4)	305	252,773
Series 2012-134, Class ZT, 2.00%, 12/25/42	1,348	1,048,065
Series 2013-6, Class TY, 1.50%, 2/25/43	795	571,659
Series 2013-58, Class SC, 0.622%, (6.00% - 1 mo. USD LIBOR x 1.50), 6/25/43(4)	323	240,343
Series 2020-45, Class MA, 0.332%, (3.20% - 1 mo. USD LIBOR x 0.80), 6/25/43(4)	199	152,199
Series 2020-63, Class ZN, 3.00%, 9/25/50	92	57,303
Series 2021-3, Class ZH, 2.50%, 2/25/51	185	126,648
Series 2021-14, Class GZ, 2.50%, 3/25/51	130	69,755
Series 2021-42, Class ZD, 3.00%, 11/25/50	675	472,888
Series 2021-52, Class JZ, 2.50%, 8/25/51	1,590	1,111,627
Series 2021-54, Class HZ, 2.50%, 6/25/51	1,037	713,174
Series 2021-54, Class ZJ, 2.50%, 8/25/51	2,939	2,058,453
Series 2021-56, Class HZ, 2.50%, 9/25/51	2,659	1,912,492
Series 2021-56, Class LZ, 2.50%, 9/25/51	3,067	2,222,236
Series 2021-56, Class YZ, 2.50%, 9/25/51	1,111	767,859
Series 2021-66, Class JZ, 2.50%, 10/25/51	1,342	947,294
Series 2021-77, Class WZ, 3.00%, 8/25/50	37	23,014
Series 2021-77, Class Z, 3.00%, 5/25/51	407	290,429
Series 2021-79, Class Z, 3.00%, 11/25/51	714	508,308
Series 2021-95, Class ZC, 3.00%, 8/25/51	517	381,798
Interest Only:(6)
Series 2017-66, Class TI, 0.05%, (6.05% - 1 mo. USD LIBOR x 1.00), 10/25/42(4)	13,662	40,938
Series 2018-21, Class IO, 3.00%, 4/25/48	2,655	496,093
Series 2019-1, Class SA, 1.814%, (5.40% - 1 mo. USD LIBOR), 2/25/49(4)	1,439	69,378
Series 2020-23, Class SP, 2.464%, (6.05% - 1 mo. USD LIBOR), 2/25/50(4)	2,313	251,352
Series 2020-45, Class HI, 2.50%, 7/25/50	3,582	517,702
Series 2020-45, Class IJ, 2.50%, 7/25/50	5,749	800,456
Series 2020-72, Class DI, 2.00%, 10/25/50	3,824	471,223
Series 2020-72, Class IA, 2.00%, 10/25/50	2,888	360,097
Series 2020-73, Class NI, 2.00%, 10/25/50	4,615	579,988
Series 2021-3, Class KI, 2.50%, 2/25/51	7,391	1,072,031
Series 2021-3, Class LI, 2.50%, 2/25/51	7,315	1,029,522
Series 2021-4, Class AI, 2.00%, 12/25/49	9,860	1,199,928
Series 2021-10, Class EI, 2.00%, 3/25/51	3,930	534,338
Principal Only:(7)
Series 379, Class 1, 0.00%, 5/25/37	904	696,193
Series 2014-9, Class DO, 0.00%, 2/25/43	480	336,425
Series 2014-17, Class PO, 0.00%, 4/25/44	1,258	883,821

8
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities, Series 2019-R04, Class 2B1, 8.836%, (1 mo. USD LIBOR + 5.25%), 6/25/39(1)(2)	$1,310	$ 1,300,608
Finance of America HECM Buyout, Series 2022-HB2, Class M5, 6.00%, 7/25/29(2)(3)	1,000	659,077
Government National Mortgage Association:
Series 2016-168, Class JS, 0.973%, (4.46% - 1 mo. USD LIBOR x 1.12), 11/20/46(4)	32	32,008
Series 2017-137, Class AF, 3.989%, (1 mo. USD LIBOR + 0.50%), 9/20/47(1)	1,060	1,026,875
Series 2020-84, Class BZ, 2.50%, 6/20/50	1,061	727,595
Series 2021-1, Class ZD, 3.00%, 1/20/51	131	103,916
Series 2021-24, Class EZ, 2.50%, 1/20/51	381	252,276
Series 2021-24, Class KZ, 2.50%, 2/20/51	384	272,164
Series 2021-25, Class JZ, 2.50%, 2/20/51	217	151,682
Series 2021-49, Class VZ, 2.50%, 3/20/51	5	4,884
Series 2021-77, Class ZG, 3.00%, 7/20/50	46	28,814
Series 2021-97, Class MZ, 3.00%, 8/20/50	270	189,910
Series 2021-97, Class ZC, 3.00%, 8/20/50	576	401,287
Series 2021-105, Class MZ, 3.00%, 6/20/51	449	287,812
Series 2021-114, Class JZ, 3.00%, 6/20/51	178	108,795
Series 2021-118, Class EZ, 2.50%, 7/20/51	1,138	788,939
Series 2021-118, Class JZ, 2.50%, 7/20/51	2,858	1,961,630
Series 2021-121, Class ZE, 2.50%, 7/20/51	60	31,904
Series 2021-122, Class ZL, 2.50%, 7/20/51	1,370	947,596
Series 2021-131, Class ZN, 3.00%, 7/20/51	295	191,695
Series 2021-136, Class WZ, 3.00%, 8/20/51	745	554,577
Series 2021-136, Class Z, 2.50%, 8/20/51	1,867	1,284,677
Series 2021-137, Class GZ, 2.50%, 8/20/51	2,190	1,646,249
Series 2021-138, Class Z, 2.50%, 8/20/51	1,208	848,125
Series 2021-139, Class UZ, 3.00%, 8/20/51	763	528,381
Series 2021-139, Class ZJ, 2.50%, 8/20/51	1,663	1,270,448
Series 2021-154, Class ZC, 2.50%, 9/20/51	865	600,630
Series 2021-154, Class ZL, 3.00%, 9/20/51	462	315,652
Series 2021-156, Class GZ, 3.00%, 9/20/51	1,624	1,144,944
Series 2021-159, Class ZJ, 2.50%, 9/20/51	1,269	892,328
Series 2021-159, Class ZP, 2.00%, 9/20/51	1,137	772,944
Series 2021-160, Class NZ, 3.00%, 9/20/51	589	443,967
Series 2021-175, Class DZ, 3.00%, 10/20/51	445	336,172
Series 2021-177, Class JZ, 3.00%, 10/20/51	482	287,564
Series 2021-214, Class LZ, 3.00%, 12/20/51	1,025	837,803
Series 2022-173, Class S, 12.503%, (22.73% - 30-day average SOFR), 10/20/52(4)	1,750	1,753,827
Interest Only:(6)
Series 2013-66, Class IE, 0.05%, (6.75% - 1 mo. USD LIBOR x 1.00), 7/20/42(4)	7,340	16,412
Series 2014-94, Class IC, 0.10%, (6.40% - 1 mo. USD LIBOR x 1.00), 9/20/35(4)	11,036	43,329
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2014-100, Class VI, 0.15%, (6.60% - 1 mo. USD LIBOR x 1.00), 5/20/40(4)	$4,382	$ 19,757
Series 2014-139, Class BI, 0.25%, (6.65% - 1 mo. USD LIBOR x 1.00), 11/20/37(4)	4,932	33,743
Series 2018-127, Class SG, 2.761%, (6.25% - 1 mo. USD LIBOR), 9/20/48(4)	3,489	294,556
Series 2019-27, Class SA, 2.561%, (6.05% - 1 mo. USD LIBOR), 2/20/49(4)	2,423	277,709
Series 2019-38, Class SQ, 2.561%, (6.05% - 1 mo. USD LIBOR), 3/20/49(4)	2,912	270,070
Series 2019-43, Class BS, 2.561%, (6.05% - 1 mo. USD LIBOR), 4/20/49(4)	3,957	425,685
Series 2020-32, Class KI, 3.50%, 3/20/50	3,861	613,967
Series 2020-65, Class MI, 2.50%, 12/20/49	3,053	366,409
Series 2020-97, Class MI, 2.50%, 3/20/50	1,975	250,822
Series 2020-146, Class IQ, 2.00%, 10/20/50	11,329	1,301,411
Series 2020-146, Class QI, 2.00%, 10/20/50	6,083	682,658
Series 2020-149, Class NI, 2.50%, 10/20/50	11,861	1,648,113
Series 2020-165, Class UI, 2.00%, 11/20/50	4,819	580,864
Series 2020-167, Class KI, 2.00%, 11/20/50	7,652	877,296
Series 2020-167, Class YI, 2.00%, 11/20/50	6,122	739,569
Series 2020-173, Class DI, 2.00%, 11/20/50	9,110	1,151,284
Series 2020-181, Class TI, 2.00%, 12/20/50	15,612	1,888,847
Series 2021-23, Class TI, 2.50%, 2/20/51	7,684	1,037,827
Series 2021-56, Class SD, 0.016%, (2.30% - 30-day average SOFR), 9/20/50(4)	4,799	57,493
Series 2021-114, Class MI, 3.00%, 6/20/51	5,619	804,424
Series 2021-122, Class NI, 3.00%, 7/20/51	3,861	554,261
Series 2021-125, Class SA, 0.261%, (3.75% - 1 mo. USD LIBOR), 7/20/51(4)	4,373	130,227
Series 2021-131, Class QI, 3.00%, 7/20/51	7,670	920,443
Series 2021-140, Class YS, 0.104%, (1.70% - 1 mo. USD LIBOR), 8/20/51(4)	3,587	26,184
Series 2021-175, Class SA, 0.204%, (1.80% - 1 mo. USD LIBOR), 10/20/51(4)	46,561	362,595
Series 2021-193, Class IU, 3.00%, 11/20/49	15,866	2,049,274
Series 2021-193, Class YS, 0.165%, (2.45% - 30-day average SOFR), 11/20/51(4)	9,171	100,788
Series 2021-196, Class GI, 3.00%, 11/20/51	7,158	1,037,849
Series 2022-119, Class CS, 0.08%, (3.00% - 30-day average SOFR), 7/20/52(4)	49,619	387,090
Series 2022-126, Class AS, 0.77%, (3.69% - 30-day average SOFR), 7/20/52(4)	14,796	216,224
Series 2022-135, Class SA, 0.08%, (3.00% - 30-day average SOFR), 6/20/52(4)	19,882	193,449
PNMAC GMSR Issuer Trust:
Series 2018-GT1, Class A, 6.436%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(2)	4,000	3,963,424
Series 2018-GT2, Class A, 6.236%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	430	424,423

9
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
PNMAC GMSR Issuer Trust: (continued)
Series 2022-GT1, Class A, 7.247%, (30-day average SOFR + 4.25%), 5/25/27(1)(2)	$500	$ 478,320
Radnor Re, Ltd., Series 2022-1, Class M1A, 5.933%, (30-day average SOFR + 3.75%), 9/25/32(1)(2)	3,000	2,997,710
Total Collateralized Mortgage Obligations (identified cost $157,066,518)		$ 122,487,354

Commercial Mortgage-Backed Securities — 0.4%
Security	Principal Amount (000's omitted)	Value
CSMC Trust, Series 2022-NWPT, Class A, 6.519%, (1 mo. SOFR + 3.143%), 9/9/24(1)(2)	$1,520	$ 1,506,549
Total Commercial Mortgage-Backed Securities (identified cost $1,516,417)		$ 1,506,549

Government National Mortgage Association Participation Agreements — 5.9%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association Participation Agreement, 4.75%, (SOFR + 1.70%), 9/5/23	$24,982	$ 25,021,691
Total Government National Mortgage Association Participation Agreements (identified cost $24,982,244)		$ 25,021,691

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.7%
Security	Principal Amount (000's omitted)	Value
FRESB Mortgage Trust: Interest Only:(6) Series 2021-SB91, Class X1, 0.568%, 8/25/41(3)	$4,940	$ 134,662
Government National Mortgage Association:
Interest Only:(6)
Series 2021-101, Class IO, 0.686%, 4/16/63(3)	9,652	559,653
Series 2021-132, Class IO, 0.727%, 4/16/63(3)	8,963	538,020
Series 2021-144, Class IO, 0.825%, 4/16/63(3)	8,765	577,308
Series 2021-186, Class IO, 0.764%, 5/16/63(3)	9,714	602,722
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2022-3, Class IO, 0.64%, 2/16/61(3)	$9,863	$ 523,186
Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $3,624,781)		$ 2,935,551

U.S. Government Agency Mortgage-Backed Securities — 70.2%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
2.848%, (COF + 1.25%), with maturity at 2035(9)	$732	$ 713,065
2.852%, (1 yr. CMT + 2.25%), with maturity at 2038(9)	431	437,967
2.852%, (COF + 1.25%), with maturity at 2034(9)	193	192,281
2.893%, (1 yr. CMT + 2.24%), with maturity at 2036(9)	492	499,634
3.50%, with various maturities to 2052	6,663	5,891,115
4.50%, with various maturities to 2052	12,434	11,706,166
4.699%, (30-day average SOFR + 2.14%), with maturity at 2052(9)	1,465	1,423,880
5.00%, with various maturities to 2052	40,661	39,241,401
5.50%, with various maturities to 2052	21,421	21,181,391
6.00%, with maturity at 2033	37	37,658
6.00%, with maturity at 2052(10)	1,146	1,154,826
6.50%, with various maturities to 2028	146	147,242
7.00%, with various maturities to 2025	70	70,614
7.09%, with maturity at 2023	1	714
7.31%, with maturity at 2027	2	1,589
7.50%, with maturity at 2023	0 (5)	370
7.50%, with maturity at 2024	13	12,903
8.00%, with various maturities to 2026	7	7,156
8.50%, with maturity at 2025	2	1,855
9.00%, with various maturities to 2027	2	2,794
9.50%, with various maturities to 2025	0 (5)	286
Federal National Mortgage Association:
1.932%, (COF + 1.27%), with maturity at 2033(9)	221	208,792
1.965%, (COF + 1.30%), with maturity at 2033(9)	131	125,341
2.068%, (COF + 1.29%), with maturity at 2035(9)	151	144,905
2.119%, (COF + 1.25%), with maturity at 2025(9)	62	61,314
2.355%, (COF + 1.25%), with maturity at 2026(9)	90	87,427
2.538%, (12 mo. MTA + 1.17%), with maturity at 2044(9)	185	174,660
2.907%, (COF + 2.40%), with maturity at 2027(9)	125	123,745
2.914%, (COF + 1.31%), with maturity at 2036(9)	202	198,062
3.142%, (COF + 1.26%), with maturity at 2036(9)	131	129,730
3.155%, (COF + 1.25%), with maturity at 2034(9)	247	247,600

10
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
3.219%, (1 yr. CMT + 2.10%), with maturity at 2040(9)	$238	$ 240,837
3.238%, (COF + 1.25%), with maturity at 2035(9)	256	256,723
3.419%, (COF + 1.25%), with maturity at 2034(9)	119	119,447
3.50%, with various maturities to 2052	8,004	7,101,426
3.683%, (COF + 1.81%), with maturity at 2036(9)	2,604	2,604,952
3.996%, (COF + 1.74%), with maturity at 2035(9)	483	491,045
4.059%, (COF + 1.26%), with maturity at 2036(9)	38	38,367
4.183%, (COF + 1.87%), with maturity at 2034(9)	436	439,493
4.50%, with various maturities to 2052	6,386	6,010,513
4.628%, (30-day average SOFR + 2.13%), with maturity at 2052(9)	1,476	1,434,933
4.635%, (30-day average SOFR + 2.13%), with maturity at 2052(9)	1,473	1,432,352
5.00%, with various maturities to 2052	15,549	15,018,223
5.50%, with various maturities to 2052	3,686	3,645,475
5.50%, 30-Year, TBA(11)	12,450	12,278,122
6.00%, with various maturities to 2032	171	173,639
6.00%, 30-Year, TBA(11)	2,450	2,449,149
6.458%, with maturity at 2025(3)	17	17,164
7.00%, with maturity at 2024	27	27,491
7.50%, with maturity at 2026	7	6,832
8.032%, with maturity at 2030(3)	1	1,183
8.25%, with maturity at 2025	1	826
8.50%, with maturity at 2037	82	86,721
9.00%, with various maturities to 2025	14	14,401
9.50%, with various maturities to 2030	5	5,314
Government National Mortgage Association:
1.75%, (1 yr. CMT + 1.50%), with maturity at 2027(9)	48	46,687
2.00%, (1 yr. CMT + 1.50%), with maturity at 2026(9)	36	35,069
3.50%, with maturity at 2050	738	663,550
4.00%, with various maturities to 2049	1,524	1,414,688
4.50%, with various maturities to 2049	574	546,946
4.50%, 30-Year, TBA(11)	20,000	18,948,741
5.00%, with various maturities to 2052	11,626	11,354,895
5.00%, 30-Year, TBA(11)	48,450	47,091,523
5.50%, 30-Year, TBA(11)	6,800	6,760,355
5.50%, 30-Year, TBA(11)	8,200	8,131,089
5.50%, with various maturities to 2052	5,985	5,989,243
6.00%, 30-Year, TBA(11)	17,000	16,994,189
6.00%, 30-Year, TBA(11)	38,900	39,050,809
6.00%, with maturity at 2052	518	532,765
7.50%, with maturity at 2025	14	13,938
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
9.50%, with maturity at 2025	$2	$ 2,421
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $303,256,140)		$ 295,698,019

U.S. Government Guaranteed Small Business Administration Loans — 0.4%(12)(13)
Security	Principal Amount (000's omitted)	Value
0.16%, 7/15/37 to 5/15/42	$539	$ 2,636
0.23%, 4/15/37 to 12/15/37	1,379	8,801
0.41%, 6/15/42 to 7/15/42	215	2,995
0.48%, 3/15/37 to 12/15/37	2,370	31,298
0.66%, 7/15/42	51	1,161
0.73%, 3/15/37 to 10/15/42	1,873	38,544
0.91%, 5/15/42	455	14,156
0.98%, 9/15/37 to 11/15/37	839	22,573
1.23%, 8/15/37 to 12/15/37	1,861	62,972
1.86%, 9/15/42 to 1/15/43	9,541	603,204
1.89%, 11/15/42	151	9,703
2.11%, 10/15/42	3,353	240,798
2.36%, 12/15/42	491	39,638
2.86%, 12/15/42 to 2/15/43	5,320	523,746
3.11%, 12/15/42	2,780	297,882
Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $5,063,650)		$ 1,900,107

Short-Term Investments — 19.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(14)	83,859,312	$ 83,859,312
Total Short-Term Investments (identified cost $83,859,312)		$ 83,859,312
Total Purchased Swaptions — 1.3% (identified cost $1,092,440)		$ 5,597,209
Total Investments — 132.3% (identified cost $599,937,157)		$ 557,589,789
Total Written Options and Swaptions — (0.4)% (premiums received $1,589,498)		$ (1,826,376)

11
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Portfolio of Investments — continued

TBA Sale Commitments — (28.2)%
U.S. Government Agency Mortgage-Backed Securities — (28.2)%
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association, 2.50%, 30-Year, TBA(11)	$ (16,000)	$ (13,100,007)
Federal National Mortgage Association, 2.50%, 30-Year, TBA(11)	(57,000)	(46,673,233)
Federal National Mortgage Association, 3.50%, 30-Year, TBA(11)	(15,500)	(13,632,727)
Federal National Mortgage Association, 4.50%, 30-Year, TBA(11)	(40,000)	(37,515,606)
Federal National Mortgage Association, 6.00%, 30-Year, TBA(11)	(7,000)	(6,997,568)
Federal National Mortgage Association, 6.00%, 30-Year, TBA(11)	(1,100)	(1,105,619)
Total U.S. Government Agency Mortgage-Backed Securities (proceeds $119,534,130)		$ (119,024,760)
Total TBA Sale Commitments (proceeds $119,534,130)		$ (119,024,760)
Other Assets, Less Liabilities — (3.7)%		$ (15,336,555)
Net Assets — 100.0%		$ 421,402,098
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $35,510,262 or 8.4% of the Fund's net assets.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2022.
(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2022.
(5)	Principal amount is less than $500.
(6)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(7)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(9)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2022.
(10)	When-issued security.
(11)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(12)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(13)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.
(14)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

Purchased Interest Rate Swaptions (OTC) — 1.3%
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 1/4/33 to pay 3.29% and receive SOFR	Bank of America, N.A.	USD	15,000,000	12/30/22	$ 711,072
Option to enter into interest rate swap expiring 3/27/33 to pay 2.47% and receive SOFR	Bank of America, N.A.	USD	25,000,000	3/23/23	2,699,044
Option to enter into interest rate swap expiring 1/5/33 to pay 3.16% and receive SOFR	Goldman Sachs International	USD	6,000,000	1/3/23	339,270
Option to enter into interest rate swap expiring 3/9/28 to pay 1.88% and receive SOFR	Goldman Sachs International	USD	20,000,000	3/7/23	1,847,823
Total					$5,597,209
12
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Portfolio of Investments — continued

Written Interest Rate Swaptions (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 1/4/33 to pay 2.29% and receive SOFR	Bank of America, N.A.	USD	(15,000,000)	12/30/22	$ (954)
Option to enter into interest rate swap expiring 3/8/53 to pay 1.13% and receive SOFR	Bank of America, N.A.	USD	(10,000,000)	3/6/23	(6,185)
Option to enter into interest rate swap expiring 3/27/33 to pay 1.87% and receive SOFR	Bank of America, N.A.	USD	(25,000,000)	3/23/23	(7,733)
Option to enter into interest rate swap expiring 1/5/33 to pay 2.16% and receive SOFR	Goldman Sachs International	USD	(6,000,000)	1/3/23	(253)
Option to enter into interest rate swap expiring 3/9/28 to pay 1.28% and receive SOFR	Goldman Sachs International	USD	(20,000,000)	3/7/23	(2,566)
Option to enter into interest rate swap expiring 3/9/23 to pay 1.88% and receive SOFR	Goldman Sachs International	USD	(20,000,000)	3/7/23	(7,913)
Option to enter into interest rate swap expiring 3/27/23 to pay 2.47% and receive SOFR	JPMorgan Chase Bank, N.A.	USD	(25,000,000)	3/23/23	(44,129)
Total					$(69,733)
(1)	Amount is less than (0.05)%.
Written Put Options (OTC) — (0.4)%
Description	Counterparty	Notional Amount		Exercise Price	Expiration Date	Value
UMBS, 5.00%, 30-Year, TBA	Bank of America, N.A.	USD	(25,000,000)	$ 99.78125	11/7/22	$ (800,376)
UMBS, 5.00%, 30-Year, TBA	JPMorgan Chase Bank, N.A.	USD	(25,000,000)	100.40625	11/7/22	(956,267)
Total						$(1,756,643)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 10-Year Treasury Note	105	Long	12/20/22	$11,612,344	$ (574,299)
U.S. 5-Year Treasury Note	(74)	Short	12/30/22	(7,887,938)	342,720
					$ (231,579)
13
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	50,000	Receives	SOFR (pays quarterly)	3.07% (pays semi-annually)	10/14/32	$ 3,029,459	$ —	$ 3,029,459
USD	25,000	Receives	SOFR (pays annually)	1.92% (pays annually)	4/8/52	6,679,106	—	6,679,106
USD	10,000	Receives	SOFR (pays annually)	1.94% (pays annually)	4/21/52	2,642,464	—	2,642,464
USD	10,000	Receives	SOFR (pays annually)	1.89% (pays annually)	8/3/52	2,742,082	(100)	2,741,982
Total						$15,093,111	$(100)	$15,093,011
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade Index (CDX.NA.IG.39.V1)	$70,000	1.00% (pays quarterly)(1)	12/20/27	$ (387,501)	$ (308,680)	$ (696,181)
Total				$(387,501)	$(308,680)	$(696,181)
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Abbreviations:
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
LIBOR	– London Interbank Offered Rate
MTA	– Monthly Treasury Average
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
UMBS	– Uniform Mortgage-Backed Securities
Currency Abbreviations:
USD	– United States Dollar
14
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $516,077,845)	$ 473,730,477
Affiliated investment, at value (identified cost $83,859,312)	83,859,312
Cash	1,802,708
Deposits for derivatives collateral:
Futures contracts	137,850
Centrally cleared swap contracts	7,056,236
OTC options and swaptions	5,490,000
Deposits for forward commitment securities	851,000
Interest receivable	2,388,359
Dividends receivable from affiliated investment	136,968
Receivable for investments sold	100,869,721
Receivable for TBA sale commitments	119,534,130
Receivable for Fund shares sold	1,334,324
Receivable for variation margin on open centrally cleared swap contracts	422,357
Receivable from affiliate	86,994
Total assets	$ 797,700,436
Liabilities
Cash collateral due to brokers	$ 5,431,000
Written options and swaptions outstanding, at value (premiums received $1,589,498)	1,826,376
Payable for investments purchased	1,760,514
Payable for when-issued/forward commitment securities	246,123,843
TBA sale commitments, at value (proceeds receivable $119,534,130)	119,024,760
Payable for Fund shares redeemed	1,069,174
Payable for variation margin on open futures contracts	21,836
Distributions payable	60,910
Due to custodian	471,000
Payable to affiliate:
Investment adviser fee	218,558
Distribution and service fees	55,613
Trustees' fees	2,389
Accrued expenses	232,365
Total liabilities	$ 376,298,338
Net Assets	$ 421,402,098
Sources of Net Assets
Paid-in capital	$ 527,435,053
Accumulated loss	(106,032,955)
Net Assets	$ 421,402,098
Class A Shares
Net Assets	$ 136,321,332
Shares Outstanding	24,731,549
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 5.51
Maximum Offering Price Per Share (100 ÷ 97.75 of net asset value per share)	$ 5.70
Class C Shares
Net Assets	$ 6,980,440
Shares Outstanding	1,268,469
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 5.50
15
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Statement of Assets and Liabilities — continued

October 31, 2022
Class I Shares
Net Assets	$231,854,915
Shares Outstanding	42,074,019
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 5.51
Class R Shares
Net Assets	$ 46,245,411
Shares Outstanding	8,423,033
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 5.49
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
16
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income from affiliated investments	$ 335,029
Interest income	12,602,809
Total investment income	$ 12,937,838
Expenses
Investment adviser fee	$ 2,717,973
Distribution and service fees:
Class A	386,227
Class C	101,229
Class R	248,000
Trustees’ fees and expenses	25,164
Custodian fee	163,079
Transfer and dividend disbursing agent fees	346,684
Legal and accounting services	76,244
Printing and postage	34,870
Registration fees	168,123
Miscellaneous	37,830
Total expenses	$ 4,305,423
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 237,562
Total expense reductions	$ 237,562
Net expenses	$ 4,067,861
Net investment income	$ 8,869,977
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (21,546,770)
Investment transactions - affiliated investments	(5,989)
Written options and swaptions	1,189,215
Futures contracts	(1,748,665)
Swap contracts	9,061
Net realized loss	$(22,103,148)
Change in unrealized appreciation (depreciation):
Investments	$ (30,660,319)
Written options and swaptions	919,812
TBA sale commitments	435,069
Futures contracts	182,354
Swap contracts	14,396,830
Net change in unrealized appreciation (depreciation)	$(14,726,254)
Net realized and unrealized loss	$(36,829,402)
Net decrease in net assets from operations	$(27,959,425)
17
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 8,869,977	$ 8,984,285
Net realized loss	(22,103,148)	(5,432,185)
Net change in unrealized appreciation (depreciation)	(14,726,254)	(6,069,556)
Net decrease in net assets from operations	$ (27,959,425)	$ (2,517,456)
Distributions to shareholders:
Class A	$ (3,116,489)	$ (3,001,525)
Class C	(127,983)	(162,520)
Class I	(4,531,585)	(4,443,375)
Class R	(889,252)	(822,785)
Total distributions to shareholders	$ (8,665,309)	$ (8,430,205)
Tax return of capital to shareholders:
Class A	$ (162,425)	$ —
Class C	(6,766)	—
Class I	(232,529)	—
Class R	(46,695)	—
Total tax return of capital to shareholders	$ (448,415)	$ —
Transactions in shares of beneficial interest:
Class A	$ (13,221,173)	$ 8,671,700
Class C	(3,928,416)	(12,893,723)
Class I	27,652,623	13,815,564
Class R	(1,802,206)	(1,884,735)
Net increase in net assets from Fund share transactions	$ 8,700,828	$ 7,708,806
Net decrease in net assets	$ (28,372,321)	$ (3,238,855)
Net Assets
At beginning of year	$ 449,774,419	$ 453,013,274
At end of year	$421,402,098	$449,774,419
18
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 6.030	$ 6.180	$ 6.070	$ 6.100	$ 6.280
Income (Loss) From Operations
Net investment income(1)	$ 0.121	$ 0.118	$ 0.073	$ 0.134	$ 0.142
Net realized and unrealized gain (loss)	(0.516)	(0.158)	0.191	0.029	(0.116)
Total income (loss) from operations	$ (0.395)	$ (0.040)	$ 0.264	$ 0.163	$ 0.026
Less Distributions
From net investment income	$ (0.119)	$ (0.110)	$ (0.154)	$ (0.193)	$ (0.206)
Tax return of capital	(0.006)	—	—	—	—
Total distributions	$ (0.125)	$ (0.110)	$ (0.154)	$ (0.193)	$ (0.206)
Net asset value — End of year	$ 5.510	$ 6.030	$ 6.180	$ 6.070	$ 6.100
Total Return(2)	(6.63)% (3)	(0.66)% (3)	4.40% (3)	2.71%	0.42%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$136,321	$163,208	$158,552	$138,956	$133,062
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.05% (3)(5)	1.05% (3)	1.11% (3)(6)	1.26% (6)	1.19%
Net investment income	2.06%	1.91%	1.20%	2.21%	2.30%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	62%
Portfolio Turnover of the Fund	796% (8)	335% (8)	180% (8)	90%	1% (9)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.05%, 0.02% and 0.03% of average daily net assets for the years ended October 31, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
(9)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.
19
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 6.020	$ 6.170	$ 6.060	$ 6.090	$ 6.270
Income (Loss) From Operations
Net investment income(1)	$ 0.073	$ 0.072	$ 0.030	$ 0.090	$ 0.096
Net realized and unrealized gain (loss)	(0.512)	(0.158)	0.188	0.027	(0.117)
Total income (loss) from operations	$(0.439)	$ (0.086)	$ 0.218	$ 0.117	$ (0.021)
Less Distributions
From net investment income	$ (0.077)	$ (0.064)	$ (0.108)	$ (0.147)	$ (0.159)
Tax return of capital	(0.004)	—	—	—	—
Total distributions	$(0.081)	$ (0.064)	$ (0.108)	$ (0.147)	$ (0.159)
Net asset value — End of year	$ 5.500	$ 6.020	$ 6.170	$ 6.060	$ 6.090
Total Return(2)	(7.34)% (3)	(1.41)% (3)	3.63% (3)	1.95%	(0.33)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 6,980	$11,756	$24,969	$29,940	$46,902
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.80% (3)(5)	1.80% (3)	1.86% (3)(6)	1.99% (6)	1.94%
Net investment income	1.25%	1.17%	0.49%	1.47%	1.55%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	62%
Portfolio Turnover of the Fund	796% (8)	335% (8)	180% (8)	90%	1% (9)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.05%, 0.02% and 0.03% of average daily net assets for the years ended October 31, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
(9)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.
20
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 6.030	$ 6.170	$ 6.060	$ 6.100	$ 6.280
Income (Loss) From Operations
Net investment income(1)	$ 0.133	$ 0.133	$ 0.085	$ 0.149	$ 0.157
Net realized and unrealized gain (loss)	(0.514)	(0.148)	0.194	0.019	(0.116)
Total income (loss) from operations	$ (0.381)	$ (0.015)	$ 0.279	$ 0.168	$ 0.041
Less Distributions
From net investment income	$ (0.132)	$ (0.125)	$ (0.169)	$ (0.208)	$ (0.221)
Tax return of capital	(0.007)	—	—	—	—
Total distributions	$ (0.139)	$ (0.125)	$ (0.169)	$ (0.208)	$ (0.221)
Net asset value — End of year	$ 5.510	$ 6.030	$ 6.170	$ 6.060	$ 6.100
Total Return(2)	(6.40)% (3)	(0.25)% (3)	4.66% (3)	2.80%	0.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$231,855	$222,307	$213,869	$118,479	$96,457
Ratios (as a percentage of average daily net assets):(4)
Expenses	0.80% (3)(5)	0.80% (3)	0.85% (3)(6)	1.01% (6)	0.94%
Net investment income	2.28%	2.17%	1.39%	2.44%	2.54%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	62%
Portfolio Turnover of the Fund	796% (8)	335% (8)	180% (8)	90%	1% (9)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.05%, 0.02% and 0.03% of average daily net assets for the years ended October 31, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
(9)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.
21
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 6.010	$ 6.150	$ 6.040	$ 6.080	$ 6.260
Income (Loss) From Operations
Net investment income(1)	$ 0.107	$ 0.102	$ 0.052	$ 0.118	$ 0.126
Net realized and unrealized gain (loss)	(0.517)	(0.148)	0.196	0.019	(0.117)
Total income (loss) from operations	$ (0.410)	$ (0.046)	$ 0.248	$ 0.137	$ 0.009
Less Distributions
From net investment income	$ (0.105)	$ (0.094)	$ (0.138)	$ (0.177)	$ (0.189)
Tax return of capital	(0.005)	—	—	—	—
Total distributions	$ (0.110)	$ (0.094)	$ (0.138)	$ (0.177)	$ (0.189)
Net asset value — End of year	$ 5.490	$ 6.010	$ 6.150	$ 6.040	$ 6.080
Total Return(2)	(6.90)% (3)	(0.75)% (3)	4.15% (3)	2.46%	(—)% (4)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,245	$52,503	$55,623	$28,673	$26,376
Ratios (as a percentage of average daily net assets):(5)
Expenses	1.30% (3)(6)	1.30% (3)	1.34% (3)(7)	1.51% (7)	1.44%
Net investment income	1.83%	1.66%	0.85%	1.95%	2.04%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	62%
Portfolio Turnover of the Fund	796% (9)	335% (9)	180% (9)	90%	1% (10)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.05%, 0.02% and 0.03% of average daily net assets for the years ended October 31, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Less than (0.005)%.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(7)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(9)	Includes the effect of To-Be-Announced (TBA) transactions.
(10)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.
22
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Government Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high current return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.
Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
23

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements — continued

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
J  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes,
24

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements — continued

unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
K  Written Options—Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The F, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
L  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
M  Swaptions—A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
N  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
O  Forward Sale Commitments—The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund's policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.
P  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the
25

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements — continued

security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.
Q  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$8,665,309	$8,430,205
Tax return of capital	$ 448,415	$ —
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (78,521,362)
Net unrealized depreciation	(27,450,683)
Distributions payable	(60,910)
Accumulated loss	$(106,032,955)
At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $78,521,362 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $20,281,218 are short-term and $58,240,144 are long-term.
26

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and TBA sale commitments, of the Fund at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 479,282,346
Gross unrealized appreciation	$ 27,372,268
Gross unrealized depreciation	(54,822,950)
Net unrealized depreciation	$ (27,450,682)
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6500%
$500 million but less than $1 billion	0.6250%
$1 billion but less than $1.5 billion	0.6000%
$1.5 billion but less than $2 billion	0.5625%
$2 billion but less than $2.5 billion	0.5000%
$2.5 billion and over	0.4375%
For the year ended October 31, 2022, the Fund’s investment adviser fee amounted to $2,717,973 or 0.65% of the Fund’s average daily net assets. Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the Liquidity Fund), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $27,126 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.80%, 0.80% and 1.30% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $210,436 of the Fund’s operating expenses for the year ended October 31, 2022.
EVM, an affiliate of BMR, serves as administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the yearended October 31, 2022, EVM earned $53,031 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations.The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $406 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.
27

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements — continued

4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $386,227 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $75,922 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2022, the Fund paid or accrued to EVD $124,000 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $25,307 and $124,000 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $16,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and TBA transactions, for the year ended October 31, 2022 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 41,468,372	$ 20,443,392
U.S. Government and Agency Securities	3,476,763,554	3,575,179,938
	$3,518,231,926	$3,595,623,330
28

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	7,105,348	$ 42,429,186	8,733,903	$ 53,878,285
Issued to shareholders electing to receive payments of distributions in Fund shares	521,328	3,018,284	441,144	2,704,902
Redemptions	(9,947,575)	(58,668,643)	(7,783,888)	(47,911,487)
Net increase (decrease)	(2,320,899)	$ (13,221,173)	1,391,159	$ 8,671,700
Class C
Sales	523,893	$ 3,108,916	279,554	$ 1,721,370
Issued to shareholders electing to receive payments of distributions in Fund shares	22,768	131,577	25,698	157,487
Redemptions	(1,229,831)	(7,168,909)	(2,400,481)	(14,772,580)
Net decrease	(683,170)	$ (3,928,416)	(2,095,229)	$ (12,893,723)
Class I
Sales	43,065,146	$ 248,866,727	24,780,703	$ 152,235,207
Issued to shareholders electing to receive payments of distributions in Fund shares	750,078	4,345,848	657,344	4,027,528
Redemptions	(38,614,717)	(225,559,952)	(23,205,793)	(142,447,171)
Net increase	5,200,507	$ 27,652,623	2,232,254	$ 13,815,564
Class R
Sales	6,749,117	$ 39,539,347	4,558,101	$ 27,856,077
Issued to shareholders electing to receive payments of distributions in Fund shares	162,498	935,762	134,630	822,553
Redemptions	(7,224,766)	(42,277,315)	(4,994,767)	(30,563,365)
Net decrease	(313,151)	$ (1,802,206)	(302,036)	$ (1,884,735)
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
29

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements — continued

Interest Rate Risk: Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts and interest rate swaps and swaptions to enhance total return, to change the overall duration of the Fund and/or to hedge against fluctuations in securities prices due to changes in interest rates.
Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $1,826,376. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $910,000 at October 31, 2022.
The OTC derivatives in which the Fund invests (except for written options and swaptions as the Fund, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2022.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022 was as follows:
		Fair Value
Risk	Derivative	Asset Derivative	Liability Derivative
Credit	Swap contracts	$ —	$ (387,501)(1)
Interest Rate	Purchased swaptions	5,597,209 (2)	—
Interest Rate	Written options and swaptions	—	(1,826,376) (3)
Interest Rate	Futures contracts	342,720 (1)	(574,299) (1)
Interest Rate	Swap contracts	15,093,111 (1)	—
Total		$21,033,040	$(2,788,176)
Derivatives not subject to master netting or similar agreements		$15,435,831	$ (961,800)
Total Derivatives subject to master netting or similar agreements		$ 5,597,209	$(1,826,376)
(1)	Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.
(2)	Statement of Asset and Liabilities location: Unaffiliated investments, at value.
(3)	Statement of Assets and Liabilities location: Written options and swaptions outstanding, at value.
30

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements — continued

The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Portfolio for such liabilities as of October 31, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 3,410,116	$ (815,248)	$ —	$ (2,470,000)	$ 124,868
Goldman Sachs International	2,187,093	(10,732)	—	(2,110,000)	66,361
	$5,597,209	$(825,980)	$ —	$(4,580,000)	$191,229

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$ (815,248)	$ 815,248	$ —	$ —	$ —
Goldman Sachs International	(10,732)	10,732	—	—	—
JPMorgan Chase Bank, N.A.	(1,000,396)	—	—	910,000	(90,396)
	$(1,826,376)	$825,980	$ —	$910,000	$(90,396)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2022 was as follows:
Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit	Swap contracts	$ 8,918(1)	$ (696,181)(2)
Interest Rate	Purchased swaptions	(1,751,742) (3)	4,241,308 (4)
Interest Rate	Written options and swaptions	1,189,215 (5)	919,812 (6)
Interest Rate	Futures contracts	(1,748,665) (7)	182,354 (8)
Interest Rate	Swap contracts	143 (1)	15,093,011 (2)
Total		$(2,302,131)	$19,740,304
(1)	Statement of Operations location: Net realized gain (loss) - Swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Swap contracts.
(3)	Statement of Operations location: Net realized gain (loss) - Investment transactions.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Investments.
(5)	Statement of Operations location: Net realized gain (loss) – Written options and swaptions.
(6)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options and swaptions.
(7)	Statement of Operations location: Net realized gain (loss) - Futures contracts.
31

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements — continued

(8)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Futures contracts.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Purchased Swaptions	Written Options and Swaptions	Swap Contracts
$40,203,000	$32,807,000	$91,846,000	$89,154,000	$35,769,000
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2022.
10  Reverse Repurchase Agreements
There were no open reverse repurchase agreements outstanding as of October 31, 2022. For the year ended October 31, 2022, the average borrowings under settled reverse repurchase agreements and the average annual interest rate were approximately $17,806 and 3.35%, respectively.
11  Investments in Affiliated Funds
At October 31, 2022, the value of the Fund's investment in funds that may be deemed to be affiliated was $83,859,312, which represents 19.9% of the Fund's net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$66,939,014	$281,221,124	$(348,154,149)	$ (5,989)	$ —	$ —	$ 37,071	—
Liquidity Fund	—	435,041,633	(351,182,321)	—	—	83,859,312	297,958	83,859,312
Total				$(5,989)	$ —	$83,859,312	$335,029
12  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
32

Eaton Vance
Government Opportunities Fund
October 31, 2022
Notes to Financial Statements — continued

At October 31, 2022, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 18,583,997	$ —	$ 18,583,997
Collateralized Mortgage Obligations	—	122,487,354	—	122,487,354
Commercial Mortgage-Backed Securities	—	1,506,549	—	1,506,549
Government National Mortgage Association Participation Agreements	—	25,021,691	—	25,021,691
U.S. Government Agency Commercial Mortgage-Backed Securities	—	2,935,551	—	2,935,551
U.S. Government Agency Mortgage-Backed Securities	—	295,698,019	—	295,698,019
U.S. Government Guaranteed Small Business Administration Loans	—	1,900,107	—	1,900,107
Short-Term Investments	83,859,312	—	—	83,859,312
Purchased Interest Rate Swaptions	—	5,597,209	—	5,597,209
Total Investments	$ 83,859,312	$ 473,730,477	$ —	$ 557,589,789
Futures Contracts	$ 342,720	$ —	$ —	$ 342,720
Swap Contracts	—	15,093,111	—	15,093,111
Total	$ 84,202,032	$ 488,823,588	$ —	$ 573,025,620
Liability Description
TBA Sale Commitments	$ —	$ (119,024,760)	$ —	$ (119,024,760)
Written Put Options (OTC)	—	(1,756,643)	—	(1,756,643)
Written Interest Rate Swaptions	—	(69,733)	—	(69,733)
Futures Contracts	(574,299)	—	—	(574,299)
Swap Contracts	—	(387,501)	—	(387,501)
Total	$ (574,299)	$ (121,238,637)	$ —	$ (121,812,936)
13  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.
33

Eaton Vance
Government Opportunities Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Opportunities Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 28, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
34

Eaton Vance
Government Opportunities Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended October 31, 2022, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.
35

Eaton Vance
Government Opportunities Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
36

Eaton Vance
Government Opportunities Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Government Opportunities Fund and Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.
37

Eaton Vance
Government Opportunities Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted the Adviser’s experience in investing in collateralized mortgage obligations and mortgage-backed securities, including seasoned mortgage-backed securities, as well as the Adviser’s process for determining the extent to which the Fund will invest in seasoned mortgage-backed securities instead of other government securities. The Board also noted the Adviser’s experience in investing in instruments other than government securities, including privately issued residential and commercial mortgage-backed securities, mortgage-related loans, asset-backed securities, non-US mortgage-related instruments and other income instruments. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution and other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
38

Eaton Vance
Government Opportunities Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
39

Eaton Vance
Government Opportunities Fund
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
40

Eaton Vance
Government Opportunities Fund
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
41

Eaton Vance
Government Opportunities Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2015	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
42

Eaton Vance
Government Opportunities Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
43

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
44

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
45

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140    10.31.22

Eaton Vance

High Income Opportunities Fund

Annual Report

October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022

Eaton Vance

High Income Opportunities Fund

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

For the 12-month period ended October 31, 2022, the U.S. high yield bond market recorded negative returns. Two key events -- more restrictive monetary policies by central banks worldwide in response to the highest inflation readings in years, and the first major European war in decades -- prompted a sharp rise in stock volatility and a widespread sell-off of risk assets during the period.

The U.S. high yield bond market began the period with modest returns even as market volatility surged among risk assets. A dizzying combination of a rapidly spreading Omicron variant of COVID-19, central banks’ evolving monetary policies, and concerns over a potential economic slowdown in China, unsettled investors during the period.

The high yield market turned negative during the first quarter of calendar 2022, following money-tightening messages from the U.S. Federal Reserve (the Fed). Elevated tensions over the buildup of Russian troops along the Ukrainian border and the economic impact from the spread of Omicron further weighed on risk sentiment. U.S. Treasury yields leapt, credit spreads generally widened, and fixed-rate products were sold off during the period.

For the most part, volatility increased and investor aversion to risk heightened later in the period. The Fed’s focus on fighting inflation prompted a spike in U.S. Treasury yields and was accompanied by a notable weakening in oil prices. The ongoing war in Ukraine and the precarious energy situation in Western Europe further rattled investors. In the last month of the period, however, expectations that the Fed might moderate its pace of interest rate hikes produced a strong rally in high yield markets.

For the period as a whole, the ICE BofA U.S. High Yield Index returned -11.45%, and the Bloomberg U.S. Aggregate Bond Index returned -15.68%.

By period-end, high yield issuance totaled $139 billion, down from $500 billion during the prior 12-month period. During the same time, the trailing 12-month par-weighted default rate rose to 0.84%, from 0.36% at the end of the prior 12-month period.

Fund Performance

For the 12-month period ended October 31, 2022, Eaton Vance High Income Opportunities Fund (the Fund) returned -8.59% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA U.S. High Yield Index (the Index), which returned -11.45%.

The Fund’s security selections contributed to performance relative to the Index during the period. Selections in gaming, health care, energy, and telecommunications especially added to relative returns. Allocations by industry also contributed, notably an overweight exposure to gaming. The Fund’s elevated allocation to cash further benefited returns. The Fund’s security selections in consumer products and automotive & auto parts detracted from performance relative to the Index.

Allocations and security selections by credit-rating quality contributed to relative returns. An out-of-Index allocation to nonrated securities was especially beneficial. Selections within the single-B and CCC segments had particularly strong positive impacts. Selections in the BBB-rated segment, however, detracted from returns relative to the Index during the period.

Credit selections by duration also had a positive impact on relative performance. Credit selections among securities with durations of less than two years stood out during the period. Selections among bonds with durations between 2-5 years and 5-10 years also contributed to relative performance, as did Fund allocations by duration. An overweight exposure to short duration securities was particularly beneficial. However, an overweight exposure to bonds with durations between 5-10 years and an underweight exposure to bonds with durations between 2-5 years detracted from returns relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Performance

Portfolio Manager(s) Kelley Gerrity, Stephen C. Concannon, CFA and Jeffrey D. Mueller

% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/11/2004	08/19/1986	(8.59)%	2.36%	4.34%
Class A with 3.25% Maximum Sales Charge	—	—	(11.53)	1.70	3.99
Class C at NAV	06/08/1994	08/19/1986	(9.31)	1.57	3.71
Class C with 1% Maximum Deferred Sales Charge	—	—	(10.18)	1.57	3.71
Class I at NAV	10/01/2009	08/19/1986	(8.36)	2.56	4.57

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ICE BofA U.S. High Yield Index	—	—	(11.45)%	1.90%	4.07%
ICE BofA U.S. High Yield Constrained Index	—	—	(11.45)	1.88	4.06

% Total Annual Operating Expense Ratios[3]			Class A	Class C	Class I

			0.90%	1.65%	0.65%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2012	$14,392	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$1,563,725	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Fund Profile

Credit Quality (% of total investments)1

Footnotes:

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[1]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2022

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]

ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofA U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.

Additional Information

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Risk asset is a term broadly used to describe any asset that is not a high-quality government bond.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Fund Expenses

Example

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$959.60	$4.59	0.93%
Class C	$1,000.00	$955.60	$8.28	1.68%
Class I	$1,000.00	$960.90	$3.36	0.68%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.52	$4.74	0.93%
Class C	$1,000.00	$1,016.74	$8.54	1.68%
Class I	$1,000.00	$1,021.78	$3.47	0.68%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Investment in High Income Opportunities Portfolio, at value (identified cost $722,510,703)	$684,663,719

Receivable for Fund shares sold	1,417,878

Total assets	$686,081,597

Liabilities

Payable for Fund shares redeemed	$1,922,635

Distributions payable	309,237

Payable to affiliates:

Distribution and service fees	59,511

Trustees’ fees	42

Accrued expenses	237,741

Total liabilities	$2,529,166

Net Assets	$683,552,431

Sources of Net Assets

Paid-in capital	$747,051,156

Accumulated loss	(63,498,725)

Net Assets	$683,552,431

Class A Shares

Net Assets	$188,764,561

Shares Outstanding	48,186,839

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$3.92

Maximum Offering Price Per Share

(100 ÷ 96.75 of net asset value per share)	$4.05

Class C Shares

Net Assets	$23,723,601

Shares Outstanding	6,049,878

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$3.92

Class I Shares

Net Assets	$471,064,269

Shares Outstanding	120,104,163

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$3.92

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income allocated from Portfolio (net of foreign taxes withheld of $5,257)	$808,192

Interest and other income allocated from Portfolio	36,129,976

Expenses allocated from Portfolio	(3,406,270)

Total investment income from Portfolio	$33,531,898

Expenses

Distribution and service fees:

Class A	$519,790

Class C	278,675

Trustees’ fees and expenses	500

Custodian fee	46,838

Transfer and dividend disbursing agent fees	797,650

Legal and accounting services	49,729

Printing and postage	180,016

Registration fees	83,003

Miscellaneous	14,986

Total expenses	$1,971,187

Net investment income	$31,560,711

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss):

Investment transactions	$(4,773,108)

Swap contracts	(63,929)

Foreign currency transactions	(13,557)

Forward foreign currency exchange contracts	1,640,701

Net realized loss	$(3,209,893)

Change in unrealized appreciation (depreciation):

Investments	$(91,257,779)

Swap contracts	(3,629)

Foreign currency	(3,536)

Forward foreign currency exchange contracts	95,581

Net change in unrealized appreciation (depreciation)	$(91,169,363)

Net realized and unrealized loss	$(94,379,256)

Net decrease in net assets from operations	$(62,818,545)

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$31,560,711	$33,925,337

Net realized gain (loss)	(3,209,893)	22,616,290

Net change in unrealized appreciation (depreciation)	(91,169,363)	38,511,802

Net increase (decrease) in net assets from operations	$(62,818,545)	$95,053,429

Distributions to shareholders:

Class A	$(10,516,890)	$(9,429,952)

Class C	(1,194,748)	(1,155,002)

Class I	(24,484,753)	(20,579,347)

Total distributions to shareholders	$(36,196,391)	$(31,164,301)

Tax return of capital to shareholders:

Class A	$(339,864)	$(2,438,488)

Class C	(38,238)	(292,287)

Class I	(804,758)	(5,147,283)

Total tax return of capital to shareholders	$(1,182,860)	$(7,878,058)

Transactions in shares of beneficial interest:

Class A	$(15,056,064)	$(10,066,558)

Class C	(5,218,614)	(7,254,004)

Class I	60,820,323	(94,592,628)

Net increase (decrease) in net assets from Fund share transactions	$40,545,645	$(111,913,190)

Net decrease in net assets	$(59,652,151)	$(55,902,120)

Net Assets

At beginning of year	$743,204,582	$799,106,702

At end of year	$683,552,431	$743,204,582

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Financial Highlights

	Class A
	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$4.520		$4.210	$4.400	$4.330	$4.560

Income (Loss) From Operations

Net investment income(1)	$0.185		$0.196	$0.206	$0.227	$0.233

Net realized and unrealized gain (loss)	(0.565)		0.340	(0.157)	0.081	(0.225)

Total income (loss) from operations	$(0.380)		$0.536	$0.049	$0.308	$0.008

Less Distributions

From net investment income	$(0.213)		$(0.179)	$(0.207)	$(0.238)	$(0.238)

Tax return of capital	(0.007)		(0.047)	(0.032)	—	—

Total distributions	$(0.220)		$(0.226)	$(0.239)	$(0.238)	$(0.238)

Net asset value — End of year	$3.920		$4.520	$4.210	$4.400	$4.330

Total Return(2)	(8.59)%		12.93%	1.26%	7.31%	0.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$188,765		$233,330	$226,927	$269,795	$287,457

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.91	%(4)	0.90%	0.93%	0.91%	0.87%

Net investment income	4.39%		4.39%	4.87%	5.22%	5.24%

Portfolio Turnover of the Portfolio	19%		64%	67%	32%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$4.520		$4.210	$4.400	$4.330	$4.560

Income (Loss) From Operations

Net investment income(1)	$0.153		$0.162	$0.174	$0.195	$0.200

Net realized and unrealized gain (loss)	(0.566)		0.341	(0.159)	0.080	(0.225)

Total income (loss) from operations	$(0.413)		$0.503	$0.015	$0.275	$(0.025)

Less Distributions

From net investment income	$(0.181)		$(0.153)	$(0.178)	$(0.205)	$(0.205)

Tax return of capital	(0.006)		(0.040)	(0.027)	—	—

Total distributions	$(0.187)		$(0.193)	$(0.205)	$(0.205)	$(0.205)

Net asset value — End of year	$3.920		$4.520	$4.210	$4.400	$4.330

Total Return(2)	(9.31)%		12.09%	0.45%	6.49%	(0.58)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$23,724		$32,926	$37,680	$55,246	$95,312

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.66	%(4)	1.65%	1.68%	1.67%	1.63%

Net investment income	3.62%		3.64%	4.12%	4.50%	4.49%

Portfolio Turnover of the Portfolio	19%		64%	67%	32%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$4.520		$4.220	$4.410	$4.340	$4.570

Income (Loss) From Operations

Net investment income(1)	$0.196		$0.208	$0.216	$0.238	$0.245

Net realized and unrealized gain (loss)	(0.565)		0.329	(0.156)	0.081	(0.226)

Total income (loss) from operations	$(0.369)		$0.537	$0.060	$0.319	$0.019

Less Distributions

From net investment income	$(0.224)		$(0.188)	$(0.217)	$(0.249)	$(0.249)

Tax return of capital	(0.007)		(0.049)	(0.033)	—	—

Total distributions	$(0.231)		$(0.237)	$(0.250)	$(0.249)	$(0.249)

Net asset value — End of year	$3.920		$4.520	$4.220	$4.410	$4.340

Total Return(2)	(8.36)%		12.93%	1.52%	7.57%	0.42%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$471,064		$476,949	$534,500	$549,842	$614,306

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.66	%(4)	0.65%	0.68%	0.66%	0.62%

Net investment income	4.65%		4.65%	5.10%	5.47%	5.49%

Portfolio Turnover of the Portfolio	19%		64%	67%	32%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (67.1% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

13

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Year Ended October 31,
	2022	2021

Ordinary income	$36,196,391	$31,164,301

Tax return of capital	$1,182,860	$7,878,058

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(24,164,181)

Net unrealized depreciation	(39,025,307)

Distributions payable	(309,237)

Accumulated loss	$(63,498,725)

At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $24,164,181 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $1,184,691 are short-term and $22,979,490 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

Pursuant to an investment advisory agreement with Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, the Fund pays an investment adviser fee on its daily net assets that are not invested in other investment companies, and on its daily gross income that is not derived from other investment companies, for which EVM or its affiliates serve as investment adviser and receive an advisory fee at a per annum rate as follows and is payable monthly:

Total Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.000%

$500 million but less than $1 billion	0.275%	2.750%

$1 billion but less than $1.5 billion	0.250%	2.500%

$1.5 billion but less than $2 billion	0.225%	2.250%

$2 billion but less than $3 billion	0.200%	2.000%

$3 billion and over	0.175%	1.750%

For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

14

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $75,566 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $14,281 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A Fund shares for the year ended October 31, 2022 in the amount of $978. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $519,790 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $209,006 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $69,669 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $5,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2022, increases and decreases in the Fund’s investment in the Portfolio aggregated $160,417,890 and $162,412,040, respectively.

15

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount

Class A

Sales	12,855,827	$54,485,167	14,685,155	$65,567,089

Issued to shareholders electing to receive payments of distributions in Fund shares	2,136,365	8,927,869	2,192,853	9,785,675

Redemptions	(18,460,061)	(78,469,100)	(19,122,765)	(85,419,322)

Net decrease	(3,467,869)	$(15,056,064)	(2,244,757)	$(10,066,558)

Class C

Sales	1,179,357	$4,855,528	1,079,623	$4,831,633

Issued to shareholders electing to receive payments of distributions in Fund shares	277,417	1,162,686	301,302	1,345,377

Redemptions	(2,691,624)	(11,236,828)	(3,040,069)	(13,431,014)

Net decrease	(1,234,850)	$(5,218,614)	(1,659,144)	$(7,254,004)

Class I

Sales	59,543,964	$249,072,640	37,077,026	$165,723,757

Issued to shareholders electing to receive payments of distributions in Fund shares	5,662,096	23,620,177	5,362,428	23,949,969

Redemptions	(50,556,729)	(211,872,494)	(63,788,577)	(284,266,354)

Net increase (decrease)	14,649,331	$60,820,323	(21,349,123)	$(94,592,628)

16

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2022, the Fund designates approximately $463,027, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2022, the Fund designates 91.94% of distributions from net investment income as a 163(j) interest dividend.

18

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments

Asset-Backed Securities — 2.0%
Security	Principal Amount (000’s omitted)	Value

Allegany Park CLO, Ltd., Series 2019-1A, Class ER, 10.363%, (3 mo. SOFR + 6.40%), 1/20/35(1)(2)	$2,000	$1,624,268

Ares LVlll CLO, Ltd., Series 2020-58A, Class ER, 10.564%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	2,000	1,626,216

Atlas Senior Loan Fund XX, Ltd., Series 2022-20A, Class B1, 6.96%, (3 mo. SOFR + 3.15%), 10/19/35(1)(2)	2,500	2,473,152

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 10.429%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	1,000	833,242

Benefit Street Partners CLO XXV, Ltd., Series 2021-25A, Class E, 10.929%, (3 mo. USD LIBOR + 6.85%), 1/15/35(1)(2)	2,000	1,735,430

Canyon Capital CLO, Ltd., Series 2022-1A, Class E, 10.329%, (3 mo. SOFR + 6.40%), 4/15/35(1)(2)	2,000	1,661,400

Carlyle US CLO, Ltd., Series 2019-4A, Class DR, 10.464%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	2,000	1,561,288

Golub Capital Partners CLO 50B-R, Ltd., Series 2020-50A, Class ER, 11.063%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	1,644,464

Madison Park Funding LIX, Ltd., Series 2021-59A, Class E, 10.794%, (3 mo. USD LIBOR + 6.60%), 1/18/34(1)(2)	2,000	1,710,000

Madison Park Funding XXXVII, Ltd., Series 2019-37A, Class ER, 10.229%, (3 mo. USD LIBOR + 6.15%), 7/15/33(1)(2)	1,000	868,749

Palmer Square CLO, Ltd., Series 2021-3A, Class E, 10.229%, (3 mo. USD LIBOR + 6.15%), 1/15/35(1)(2)	2,000	1,760,950

Wellfleet CLO, Ltd.:

Series 2021-2A, Class E, 11.039%, (3 mo. USD LIBOR + 6.96%), 7/15/34(1)(2)	2,000	1,603,080

Series 2021-3A, Class E, 11.179%, (3 mo. USD LIBOR + 7.10%), 1/15/35(1)(2)	2,000	1,657,600

Total Asset-Backed Securities (identified cost $24,407,416)		$20,759,839

Commercial Mortgage-Backed Securities — 0.2%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(3)	$3,190	$2,333,528

Total Commercial Mortgage-Backed Securities (identified cost $3,056,293)		$2,333,528

Common Stocks — 1.8%
Security	Shares	Value

Building Materials — 0.2%

Builders FirstSource, Inc.(4)	38,770	$2,390,558

		$2,390,558

Energy — 0.9%

Ascent CNR Corp., Class A(4)(5)(6)	6,273,462	$1,631,100

Cheniere Energy, Inc.	27,181	4,795,000

Energy Transfer, L.P.	230,000	2,937,100

Nine Point Energy Holdings, Inc.(4)(5)(6)	31,737	0

		$9,363,200

Environmental — 0.2%

GFL Environmental, Inc.	65,500	$1,767,845

		$1,767,845

Gaming — 0.1%

Caesars Entertainment, Inc.(4)	30,000	$1,311,900

New Cotai Participation Corp., Class B(4)(5)(6)	7	0

		$1,311,900

Leisure — 0.1%

iFIT Health and Fitness, Inc.(4)(5)(6)	514,080	$359,856

		$359,856

Technology — 0.0%(7)

Riverbed Technology, Inc.(4)(8)	35,977	$18,079

		$18,079

Utility — 0.3%

NextEra Energy Partners, L.P.	45,000	$3,333,150

		$3,333,150

Total Common Stocks (identified cost $18,209,757)		$18,544,588

Convertible Bonds — 0.3%
Security	Principal Amount (000’s omitted)	Value

Healthcare — 0.1%

1Life Healthcare, Inc., 3.00%, 6/15/25	$1,113	$1,082,949

		$1,082,949

19

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Leisure — 0.2%

Peloton Interactive, Inc., 0.00%, 2/15/26	$3,289	$2,368,221

		$2,368,221

Total Convertible Bonds (identified cost $3,911,805)		$3,451,170

Convertible Preferred Stocks — 0.3%
Security	Shares	Value

Energy — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00% (PIK)(4)(5)(6)	591	$0

		$0

Environmental — 0.1%

GFL Environmental, Inc., 6.00%	11,767	$717,787

		$717,787

Healthcare — 0.2%

Becton Dickinson and Co., Series B, 6.00%	36,441	$1,776,134

		$1,776,134

Technology — 0.0%(7)

Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(8)	22,350	$22,350

		$22,350

Total Convertible Preferred Stocks (identified cost $3,740,399)		$2,516,271

Corporate Bonds — 82.5%
Security	Principal Amount* (000’s omitted)	Value

Aerospace — 2.6%

Bombardier, Inc.:

7.125%, 6/15/26(1)	1,033	$979,514

7.875%, 4/15/27(1)	1,357	1,291,274

BWX Technologies, Inc.:

4.125%, 6/30/28(1)	1,501	1,315,566

4.125%, 4/15/29(1)	1,016	879,907

Moog, Inc., 4.25%, 12/15/27(1)	2,796	2,506,488

Rolls-Royce PLC, 5.75%, 10/15/27(1)	4,991	4,523,543

Security	Principal Amount* (000’s omitted)		Value

Aerospace (continued)

Science Applications International Corp., 4.875%, 4/1/28(1)		2,792	$2,546,168

TransDigm UK Holdings PLC, 6.875%, 5/15/26		1,585	1,549,179

TransDigm, Inc.:

4.625%, 1/15/29		1,677	1,430,733

5.50%, 11/15/27		3,914	3,576,770

6.25%, 3/15/26(1)		4,436	4,383,367

7.50%, 3/15/27		1,705	1,682,630

			$26,665,139

Air Transportation — 1.3%

Air Canada:

3.875%, 8/15/26(1)		1,891	$1,675,984

4.625%, 8/15/29(1)	CAD	1,045	640,493

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)		2,780	2,651,930

5.75%, 4/20/29(1)		3,580	3,264,190

United Airlines, Inc.:

4.375%, 4/15/26(1)		1,156	1,057,183

4.625%, 4/15/29(1)		1,799	1,541,788

VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.375%, 2/1/30(1)		2,796	2,327,992

			$13,159,560

Automotive & Auto Parts — 2.9%

Allison Transmission, Inc., 3.75%, 1/30/31(1)		792	$633,795

Ford Motor Co.:

3.25%, 2/12/32		6,249	4,702,529

4.75%, 1/15/43		2,651	1,850,862

7.45%, 7/16/31		794	797,752

9.625%, 4/22/30		350	391,173

Ford Motor Credit Co., LLC:

2.90%, 2/16/28		568	462,498

3.37%, 11/17/23		881	851,563

3.625%, 6/17/31		2,065	1,610,287

3.815%, 11/2/27		4,294	3,698,343

4.00%, 11/13/30		1,461	1,185,528

4.125%, 8/17/27		6,184	5,504,935

4.271%, 1/9/27		752	680,707

5.584%, 3/18/24		403	397,478

Goodyear Tire & Rubber Co. (The):

5.00%, 7/15/29		2,856	2,484,063

5.25%, 7/15/31		2,301	1,952,629

20

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Automotive & Auto Parts (continued)

Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		1,572	$1,130,787

Wheel Pros, Inc., 6.50%, 5/15/29(1)		3,302	1,559,017

			$29,893,946

Banking & Thrifts — 0.4%

JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(9)(10)		2,385	$2,134,336

SVB Financial Group, 4.10% to 2/15/31(9)(10)		3,729	2,310,991

			$4,445,327

Broadcasting — 2.0%

Audacy Capital Corp., 6.75%, 3/31/29(1)		2,316	$662,141

Netflix, Inc.:

5.875%, 2/15/25		2,155	2,170,537

5.875%, 11/15/28		4,530	4,507,350

Playtika Holding Corp., 4.25%, 3/15/29(1)		1,512	1,262,097

Sirius XM Radio, Inc.:

3.125%, 9/1/26(1)		1,394	1,248,668

3.875%, 9/1/31(1)		1,401	1,123,504

4.125%, 7/1/30(1)		3,608	2,959,006

5.00%, 8/1/27(1)		2,980	2,747,575

Townsquare Media, Inc., 6.875%, 2/1/26(1)		2,038	1,927,978

Univision Communications, Inc.:

4.50%, 5/1/29(1)		1,583	1,336,369

7.375%, 6/30/30(1)		754	730,404

			$20,675,629

Building Materials — 2.2%

Builders FirstSource, Inc.:

4.25%, 2/1/32(1)		3,014	$2,416,881

5.00%, 3/1/30(1)		2,685	2,309,959

Masonite International Corp., 5.375%, 2/1/28(1)		1,059	970,987

MIWD Holdco II, LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		2,025	1,565,092

Oscar AcquisitionCo, LLC/Oscar Finance, Inc., 9.50%, 4/15/30(1)		1,251	1,062,273

PGT Innovations, Inc., 4.375%, 10/1/29(1)		2,368	1,969,111

Smyrna Ready Mix Concrete, LLC, 6.00%, 11/1/28(1)		7,210	6,076,732

Standard Industries, Inc.:

2.25%, 11/21/26(11)	EUR	2,443	2,009,115

3.375%, 1/15/31(1)		863	647,759

4.375%, 7/15/30(1)		2,932	2,376,122

5.00%, 2/15/27(1)		690	625,420

			$22,029,451

Security		Principal Amount* (000’s omitted)	Value

Cable & Satellite TV — 1.9%

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.50%, 8/15/30(1)		5,982	$4,865,041

4.50%, 5/1/32		2,500	1,979,275

4.75%, 3/1/30(1)		4,255	3,583,412

4.75%, 2/1/32(1)		1,825	1,464,412

5.00%, 2/1/28(1)		1,895	1,718,272

5.375%, 6/1/29(1)		868	776,860

6.375%, 9/1/29(1)		3,715	3,429,281

CSC Holdings, LLC:

3.375%, 2/15/31(1)		1,221	887,649

6.50%, 2/1/29(1)		201	189,767

Radiate Holdco, LLC/Radiate Finance, Inc., 6.50%, 9/15/28(1)		995	629,263

			$19,523,232

Capital Goods — 0.7%

Madison IAQ, LLC, 5.875%, 6/30/29(1)		3,851	$2,648,583

Patrick Industries, Inc.:

4.75%, 5/1/29(1)		1,642	1,242,313

7.50%, 10/15/27(1)		415	382,226

Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		2,847	2,501,744

			$6,774,866

Chemicals — 1.9%

ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(1)		1,431	$1,141,460

Avient Corp., 7.125%, 8/1/30(1)		1,496	1,432,562

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		2,935	2,765,259

Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)		2,171	1,781,714

Herens Midco S.a.r.l., 5.25%, 5/15/29(11)	EUR	2,000	1,287,690

NOVA Chemicals Corp.:

4.25%, 5/15/29(1)		2,428	1,985,860

4.875%, 6/1/24(1)		1,632	1,590,800

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		2,294	1,943,729

SPCM S.A.:

2.625%, 2/1/29(11)	EUR	910	696,855

2.625%, 2/1/29(1)	EUR	250	191,444

Valvoline, Inc.:

3.625%, 6/15/31(1)		1,154	912,128

4.25%, 2/15/30(1)		2,566	2,473,650

W.R. Grace Holdings, LLC, 4.875%, 6/15/27(1)		1,829	1,602,661

			$19,805,812

21

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Consumer Products — 1.0%

Central Garden & Pet Co.:

4.125%, 10/15/30		1,215	$1,005,997

5.125%, 2/1/28		1,391	1,274,613

Edgewell Personal Care Co., 4.125%, 4/1/29(1)		2,936	2,511,748

Spectrum Brands, Inc., 5.50%, 7/15/30(1)		1,830	1,471,946

Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		5,159	3,884,366

			$10,148,670

Containers — 0.7%

Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC:

3.00%, 9/1/29(11)	EUR	1,150	$816,055

4.00%, 9/1/29(1)		1,068	812,930

Canpack S.A./Canpack US, LLC, 3.875%, 11/15/29(1)		3,826	3,045,993

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		1,415	1,309,349

Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)		1,232	1,110,743

			$7,095,070

Diversified Financial Services — 3.4%

AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)		2,131	$2,141,847

Ally Financial, Inc., Series B, 4.70% to 5/15/26(9)(10)		3,182	2,316,894

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		2,114	1,890,603

Compass Group Diversified Holdings, LLC, 5.25%, 4/15/29(1)		1,000	862,535

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

5.25%, 5/15/27		2,726	2,516,698

6.25%, 5/15/26		2,030	1,952,535

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(1)		3,426	3,035,933

Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(1)		3,288	2,742,192

MoneyGram International, Inc., 5.375%, 8/1/26(1)		2,666	2,621,963

MSCI, Inc.:

3.625%, 9/1/30(1)		867	725,982

3.875%, 2/15/31(1)		2,176	1,837,469

Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(1)		2,769	2,538,259

PRA Group, Inc.:

5.00%, 10/1/29(1)		2,015	1,618,992

7.375%, 9/1/25(1)		2,428	2,325,974

PROG Holdings, Inc., 6.00%, 11/15/29(1)		1,660	1,359,133

Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.:

2.875%, 10/15/26(1)		2,036	1,704,570

Security	Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)

Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.: (continued)

3.625%, 3/1/29(1)	3,127	$2,431,586

4.00%, 10/15/33(1)	425	297,874

		$34,921,039

Diversified Media — 1.2%

Arches Buyer, Inc.:

4.25%, 6/1/28(1)	1,226	$1,008,606

6.125%, 12/1/28(1)	1,234	953,265

Cars.com, Inc., 6.375%, 11/1/28(1)	3,183	2,762,716

Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)	2,025	1,656,865

CMG Media Corp., 8.875%, 12/15/27(1)	2,509	2,133,089

Match Group Holdings II, LLC, 3.625%, 10/1/31(1)	2,563	1,957,363

National CineMedia, LLC:

5.75%, 8/15/26	1,660	143,250

5.875%, 4/15/28(1)	2,260	911,673

Urban One, Inc., 7.375%, 2/1/28(1)	1,400	1,226,736

		$12,753,563

Energy — 10.7%

Aethon III BR, LLC, 9.00%, (1 mo. USD LIBOR + 7.50%), 10/1/25(2)	3,437	$3,447,129

Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)	3,039	3,093,328

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.75%, 3/1/27(1)	3,242	3,094,684

7.875%, 5/15/26(1)	1,283	1,310,315

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	1,272	1,185,440

Callon Petroleum Co.:

7.50%, 6/15/30(1)	1,157	1,100,932

8.00%, 8/1/28(1)	3,002	2,998,308

Centennial Resource Production, LLC, 5.375%, 1/15/26(1)	328	303,840

Cheniere Energy Partners, L.P.:

4.00%, 3/1/31	2,552	2,154,845

4.50%, 10/1/29	1,896	1,677,107

Cheniere Energy, Inc., 4.625%, 10/15/28	2,512	2,322,482

Chord Energy Corp., 6.375%, 6/1/26(1)	1,560	1,526,249

Colgate Energy Partners III, LLC:

5.875%, 7/1/29(1)	4,333	4,050,358

7.75%, 2/15/26(1)	1,675	1,670,279

22

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

CrownRock, L.P./CrownRock Finance, Inc., 5.00%, 5/1/29(1)	2,637	$2,399,290

CVR Energy, Inc., 5.75%, 2/15/28(1)	4,038	3,660,346

DT Midstream, Inc., 4.125%, 6/15/29(1)	2,690	2,332,190

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(1)	2,111	1,799,522

4.75%, 1/15/31(1)	2,377	1,992,152

6.00%, 7/1/25(1)	410	397,618

6.50%, 7/1/27(1)	1,121	1,095,710

7.50%, 6/1/30(1)	1,881	1,831,812

EQT Corp.:

5.00%, 1/15/29	489	454,927

6.125%, 2/1/25	614	616,177

7.00%, 2/1/30	900	923,648

Hilcorp Energy I, L.P./Hilcorp Finance Co.:

5.75%, 2/1/29(1)	994	911,771

6.00%, 2/1/31(1)	794	723,477

Kinetik Holdings, L.P., 5.875%, 6/15/30(1)	3,659	3,437,058

Laredo Petroleum, Inc., 9.50%, 1/15/25	694	695,301

Nabors Industries, Ltd.:

7.50%, 1/15/28(1)	1,118	1,038,516

9.00%, 2/1/25(1)	1,722	1,748,607

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	5,066	4,931,277

New Fortress Energy, Inc., 6.50%, 9/30/26(1)	3,289	3,196,924

Occidental Petroleum Corp.:

6.125%, 1/1/31	1,739	1,745,730

6.20%, 3/15/40	736	709,710

8.50%, 7/15/27	3,859	4,201,563

8.875%, 7/15/30	3,417	3,882,583

Parkland Corp.:

4.50%, 10/1/29(1)	2,371	2,001,266

4.625%, 5/1/30(1)	2,389	1,993,143

Plains All American Pipeline, L.P., Series B, 6.125% to 12/5/22(9)(10)	1,947	1,636,453

Precision Drilling Corp.:

6.875%, 1/15/29(1)	1,307	1,203,832

7.125%, 1/15/26(1)	1,095	1,077,206

Shelf Drilling Holdings, Ltd.:

8.25%, 2/15/25(1)	2,176	1,838,111

8.875%, 11/15/24(1)	630	621,413

Southwestern Energy Co., 4.75%, 2/1/32	2,583	2,233,468

Sunoco, L.P./Sunoco Finance Corp.:

4.50%, 5/15/29	1,297	1,117,139

4.50%, 4/30/30	3,300	2,814,751

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)	2,921	$2,483,087

Tap Rock Resources, LLC, 7.00%, 10/1/26(1)	4,270	3,993,542

Tervita Corp., 11.00%, 12/1/25(1)	1,838	1,999,619

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)	1,355	1,299,852

Venture Global Calcasieu Pass, LLC:

3.875%, 8/15/29(1)	2,380	2,047,264

3.875%, 11/1/33(1)	1,117	898,543

4.125%, 8/15/31(1)	1,449	1,238,917

Weatherford International, Ltd., 8.625%, 4/30/30(1)	2,338	2,208,381

Western Midstream Operating, L.P.:

4.30%, 2/1/30	1,803	1,589,390

4.50%, 3/1/28	224	205,827

4.75%, 8/15/28	224	207,053

		$109,369,462

Entertainment & Film — 0.2%

Cinemark USA, Inc.:

5.25%, 7/15/28(1)	2,166	$1,649,648

5.875%, 3/15/26(1)	588	495,893

8.75%, 5/1/25(1)	411	412,723

		$2,558,264

Environmental — 1.5%

Clean Harbors, Inc.:

4.875%, 7/15/27(1)	1,029	$969,879

5.125%, 7/15/29(1)	1,117	1,037,224

Covanta Holding Corp.:

4.875%, 12/1/29(1)	3,689	3,149,871

5.00%, 9/1/30	804	671,340

GFL Environmental, Inc.:

3.50%, 9/1/28(1)	5,074	4,315,158

3.75%, 8/1/25(1)	669	633,837

4.75%, 6/15/29(1)	5,193	4,537,838

		$15,315,147

Food & Drug Retail — 1.1%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:

4.875%, 2/15/30(1)	2,492	$2,217,656

5.875%, 2/15/28(1)	1,807	1,691,750

Arko Corp., 5.125%, 11/15/29(1)	4,390	3,482,148

Ingles Markets, Inc., 4.00%, 6/15/31(1)	2,410	2,004,873

23

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Food & Drug Retail (continued)

Murphy Oil USA, Inc.:

4.75%, 9/15/29	210	$189,341

5.625%, 5/1/27	1,190	1,143,667

		$10,729,435

Food, Beverage & Tobacco — 2.5%

BellRing Brands, Inc., 7.00%, 3/15/30(1)	3,553	$3,363,039

Darling Ingredients, Inc., 6.00%, 6/15/30(1)	1,700	1,638,553

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	2,154	2,015,832

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)	2,970	2,714,219

Kraft Heinz Foods Co.:

3.875%, 5/15/27	1,198	1,123,328

4.375%, 6/1/46	525	410,774

4.625%, 10/1/39	1,361	1,130,558

5.50%, 6/1/50	369	338,708

Performance Food Group, Inc.:

4.25%, 8/1/29(1)	4,485	3,810,232

5.50%, 10/15/27(1)	1,504	1,425,574

6.875%, 5/1/25(1)	890	889,137

Pilgrim’s Pride Corp., 3.50%, 3/1/32(1)	4,361	3,350,186

US Foods, Inc., 4.75%, 2/15/29(1)	3,511	3,119,874

		$25,330,014

Gaming — 2.5%

Caesars Entertainment, Inc.:

4.625%, 10/15/29(1)	784	$628,752

6.25%, 7/1/25(1)	3,256	3,181,917

8.125%, 7/1/27(1)	2,617	2,549,625

CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)	3,352	3,030,208

Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.:

4.625%, 1/15/29(1)	1,303	1,135,649

6.75%, 1/15/30(1)	3,482	2,740,909

International Game Technology PLC:

4.125%, 4/15/26(1)	1,237	1,150,113

6.25%, 1/15/27(1)	1,848	1,835,258

6.50%, 2/15/25(1)	1,412	1,414,711

Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)	3,259	2,878,789

MGM Resorts International:

4.75%, 10/15/28	2,206	1,917,736

5.50%, 4/15/27	779	719,442

Scientific Games International, Inc., 7.00%, 5/15/28(1)	2,834	2,748,725

		$25,931,834

Security		Principal Amount* (000’s omitted)	Value

Healthcare — 9.0%

AdaptHealth, LLC:

4.625%, 8/1/29(1)		2,182	$1,843,479

5.125%, 3/1/30(1)		1,609	1,399,331

6.125%, 8/1/28(1)		1,065	986,456

Athenahealth Group, Inc., 6.50%, 2/15/30(1)		3,988	3,117,699

Avantor Funding, Inc., 3.875%, 7/15/28(11)	EUR	2,400	2,084,219

Centene Corp.:

2.50%, 3/1/31		3,104	2,387,317

3.00%, 10/15/30		3,896	3,142,631

3.375%, 2/15/30		4,823	4,013,942

4.25%, 12/15/27		1,716	1,585,618

4.625%, 12/15/29		3,802	3,447,045

Encompass Health Corp.:

4.625%, 4/1/31		2,043	1,688,601

4.75%, 2/1/30		1,044	892,317

Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)(12)		1,153	916,853

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)(12)		2,774	2,102,142

Grifols Escrow Issuer S.A., 4.75%, 10/15/28(1)		3,686	2,884,571

HCA, Inc.:

5.875%, 2/15/26		2,349	2,328,063

5.875%, 2/1/29		2,038	1,991,366

HealthEquity, Inc., 4.50%, 10/1/29(1)		2,483	2,172,625

Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)		2,853	2,752,960

IQVIA, Inc.:

2.25%, 3/15/29(11)	EUR	1,476	1,188,263

5.00%, 5/15/27(1)		1,329	1,268,205

Jazz Securities DAC, 4.375%, 1/15/29(1)		1,910	1,699,938

Legacy LifePoint Health, LLC, 4.375%, 2/15/27(1)		587	464,215

LifePoint Health, Inc., 5.375%, 1/15/29(1)		4,020	2,574,006

Medline Borrower, L.P., 5.25%, 10/1/29(1)		7,014	5,474,497

ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)		1,123	957,207

ModivCare, Inc., 5.875%, 11/15/25(1)		1,659	1,578,398

Molina Healthcare, Inc.:

3.875%, 11/15/30(1)		2,889	2,461,810

3.875%, 5/15/32(1)		2,207	1,846,465

Option Care Health, Inc., 4.375%, 10/31/29(1)		3,184	2,753,921

Organon & Co./Organon Foreign Debt Co.-Issuer B.V., 5.125%, 4/30/31(1)		1,850	1,574,258

P&L Development, LLC/PLD Finance Corp., 7.75%, 11/15/25(1)		1,824	1,410,536

Perrigo Finance Unlimited Co., 4.40%, 6/15/30		4,350	3,645,170

PRA Health Sciences, Inc., 2.875%, 7/15/26(1)		866	781,822

24

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Healthcare (continued)

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)		810	$647,490

Team Health Holdings, Inc., 6.375%, 2/1/25(1)		2,682	2,030,784

Teleflex, Inc., 4.25%, 6/1/28(1)		787	713,427

Tenet Healthcare Corp.:

4.375%, 1/15/30(1)		1,379	1,159,394

4.625%, 9/1/24(1)		1,476	1,428,274

5.125%, 11/1/27(1)		2,855	2,636,678

6.125%, 10/1/28(1)		2,985	2,588,368

6.875%, 11/15/31		1,683	1,430,802

US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)		5,799	5,271,900

Varex Imaging Corp., 7.875%, 10/15/27(1)		2,397	2,343,034

			$91,666,097

Homebuilders & Real Estate — 3.2%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/ BPR Nimbus, LLC/GGSI Sellco, LLC, 4.50%, 4/1/27(1)		2,778	$2,369,412

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)		1,227	1,112,312

Dycom Industries, Inc., 4.50%, 4/15/29(1)		1,923	1,679,866

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.375%, 6/15/26(1)		1,155	941,625

3.75%, 9/15/30(1)		3,492	2,414,805

6.00%, 4/15/25(1)		1,287	1,228,699

KB Home:

4.00%, 6/15/31		162	122,948

4.80%, 11/15/29		1,044	853,714

M/I Homes, Inc., 4.95%, 2/1/28		1,537	1,321,036

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		585	579,169

Outfront Media Capital, LLC/Outfront Media Capital Corp.:

4.625%, 3/15/30(1)		929	769,774

6.25%, 6/15/25(1)		2,319	2,289,746

Taylor Morrison Communities, Inc.:

5.75%, 1/15/28(1)		1,071	983,060

5.875%, 6/15/27(1)		1,493	1,401,994

TopBuild Corp., 4.125%, 2/15/32(1)		2,753	2,159,476

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(1)		543	476,971

4.125%, 8/15/30(1)		1,859	1,537,829

4.625%, 12/1/29(1)		4,004	3,491,024

5.625%, 5/1/24(1)		2,505	2,475,717

Vivion Investments S.a.r.l.:

3.00%, 8/8/24(11)	EUR	4,600	3,914,380

Security		Principal Amount* (000’s omitted)	Value

Homebuilders & Real Estate (continued)

Vivion Investments S.a.r.l.: (continued)

3.50%, 11/1/25(11)	EUR	100	$82,519

			$32,206,076

Insurance — 0.7%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		2,895	$2,645,726

AmWINS Group, Inc., 4.875%, 6/30/29(1)		1,466	1,256,532

BroadStreet Partners, Inc., 5.875%, 4/15/29(1)		3,404	2,740,096

			$6,642,354

Leisure — 2.3%

Carnival Corp.:

5.75%, 3/1/27(1)		1,786	$1,240,913

6.00%, 5/1/29(1)		973	646,979

Life Time, Inc.:

5.75%, 1/15/26(1)		1,452	1,354,070

8.00%, 4/15/26(1)		1,415	1,235,852

Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)		2,637	2,349,729

NCL Corp., Ltd.:

5.875%, 3/15/26(1)		792	650,101

5.875%, 2/15/27(1)		946	845,814

7.75%, 2/15/29(1)		792	632,760

NCL Finance, Ltd., 6.125%, 3/15/28(1)		485	377,813

Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27(1)		2,973	2,856,221

SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)		3,227	2,780,104

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		2,674	2,327,263

Viking Cruises, Ltd.:

5.875%, 9/15/27(1)		4,354	3,451,207

6.25%, 5/15/25(1)		1,820	1,594,857

7.00%, 2/15/29(1)		753	598,511

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		521	406,909

			$23,349,103

Metals & Mining — 2.0%

Arconic Corp., 6.125%, 2/15/28(1)		787	$739,213

Constellium N.V., 5.875%, 2/15/26(1)		815	759,869

Coronado Finance Pty, Ltd., 10.75%, 5/15/26(1)		3,250	3,388,824

Eldorado Gold Corp., 6.25%, 9/1/29(1)		2,968	2,405,594

First Quantum Minerals, Ltd.:

6.875%, 3/1/26(1)		448	421,532

7.50%, 4/1/25(1)		2,736	2,657,231

Freeport-McMoRan, Inc., 5.45%, 3/15/43		2,400	1,975,164

25

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Metals & Mining (continued)

Hudbay Minerals, Inc.:

4.50%, 4/1/26(1)	2,459	$2,163,355

6.125%, 4/1/29(1)	1,069	887,612

New Gold, Inc., 7.50%, 7/15/27(1)	2,994	2,557,658

Novelis Corp.:

3.25%, 11/15/26(1)	1,755	1,540,542

4.75%, 1/30/30(1)	1,281	1,090,720

		$20,587,314

Paper — 0.5%

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)	4,583	$4,407,173

Glatfelter Corp., 4.75%, 11/15/29(1)	457	294,987

		$4,702,160

Publishing & Printing — 0.7%

LABL, Inc.:

5.875%, 11/1/28(1)	767	$667,700

8.25%, 11/1/29(1)	1,537	1,227,118

McGraw-Hill Education, Inc.:

5.75%, 8/1/28(1)	2,092	1,847,644

8.00%, 8/1/29(1)	4,514	3,853,466

		$7,595,928

Restaurant — 1.3%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:

3.875%, 1/15/28(1)	1,761	$1,551,124

4.00%, 10/15/30(1)	4,616	3,775,195

5.75%, 4/15/25(1)	581	579,603

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)	4,883	4,876,676

IRB Holding Corp., 7.00%, 6/15/25(1)	1,978	1,979,167

Yum! Brands, Inc., 3.625%, 3/15/31	452	363,657

		$13,125,422

Services — 5.5%

Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	2,764	$2,526,268

Allied Universal Holdco, LLC/Allied Universal Finance Corp.:

6.625%, 7/15/26(1)	2,712	2,595,099

9.75%, 7/15/27(1)	2,000	1,743,690

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:

4.625%, 6/1/28(1)	1,076	882,298

4.625%, 6/1/28(1)	1,231	1,032,199

Security	Principal Amount* (000’s omitted)	Value

Services (continued)

APi Group DE, Inc., 4.75%, 10/15/29(1)	3,657	$3,087,943

BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	5,653	5,177,121

Gartner, Inc.:

3.625%, 6/15/29(1)	605	515,533

3.75%, 10/1/30(1)	2,100	1,769,252

4.50%, 7/1/28(1)	1,449	1,345,752

GEMS MENASA Cayman, Ltd./GEMS Education

Delaware, LLC, 7.125%, 7/31/26(1)	4,546	4,307,199

Hertz Corp. (The):

4.625%, 12/1/26(1)	372	317,684

5.00%, 12/1/29(1)	2,980	2,368,728

Korn Ferry, 4.625%, 12/15/27(1)	4,099	3,734,517

NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	1,776	1,560,989

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)	1,500	1,411,530

9.25%, 4/15/25(1)	2,614	2,537,501

SRS Distribution, Inc.:

6.00%, 12/1/29(1)	1,692	1,383,557

6.125%, 7/1/29(1)	2,668	2,173,546

Summer (BC) Bidco B, LLC, 5.50%, 10/31/26(1)	2,854	2,275,683

Terminix Co., LLC (The), 7.45%, 8/15/27	5,040	5,626,051

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	4,401	4,110,616

WESCO Distribution, Inc., 7.25%, 6/15/28(1)	1,743	1,770,722

White Cap Buyer, LLC, 6.875%, 10/15/28(1)	755	641,675

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(13)	1,481	1,253,704

		$56,148,857

Steel — 1.4%

Allegheny Ludlum, LLC, 6.95%, 12/15/25	2,155	$2,111,276

ATI, Inc., 5.875%, 12/1/27	86	78,278

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)	1,292	1,218,201

Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	3,792	3,770,822

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)	5,740	5,339,405

TMS International Corp., 6.25%, 4/15/29(1)	2,204	1,549,002

		$14,066,984

Super Retail — 3.1%

Asbury Automotive Group, Inc.:

4.625%, 11/15/29(1)	839	$692,141

4.75%, 3/1/30	743	609,897

5.00%, 2/15/32(1)	2,334	1,887,693

Bath & Body Works, Inc.:

6.625%, 10/1/30(1)	201	180,317

26

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Super Retail (continued)

Bath & Body Works, Inc.: (continued) 6.75%, 7/1/36		694	$575,114

6.875%, 11/1/35		3,067	2,582,583

6.95%, 3/1/33		1,621	1,337,001

7.60%, 7/15/37		855	677,468

9.375%, 7/1/25(1)		289	300,206

Group 1 Automotive, Inc., 4.00%, 8/15/28(1)		1,497	1,233,146

Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)		2,048	1,703,337

LCM Investments Holdings II, LLC, 4.875%, 5/1/29(1)		2,840	2,403,023

Lithia Motors, Inc.:

3.875%, 6/1/29(1)		905	731,670

4.375%, 1/15/31(1)		3,144	2,557,534

Metis Merger Sub, LLC, 6.50%, 5/15/29(1)		2,482	1,997,787

PetSmart, Inc./PetSmart Finance Corp.:

4.75%, 2/15/28(1)		2,225	2,035,897

7.75%, 2/15/29(1)		3,088	2,906,148

Sonic Automotive, Inc.:

4.625%, 11/15/29(1)		1,961	1,541,022

4.875%, 11/15/31(1)		1,634	1,236,002

Victoria’s Secret & Co., 4.625%, 7/15/29(1)		3,559	2,839,833

William Carter Co. (The), 5.625%, 3/15/27(1)		1,510	1,437,643

			$31,465,462

Technology — 4.2%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)		2,048	$1,779,200

Booz Allen Hamilton, Inc.:

3.875%, 9/1/28(1)		2,659	2,347,631

4.00%, 7/1/29(1)		1,006	880,719

Ciena Corp., 4.00%, 1/31/30(1)		1,543	1,306,327

Clarios Global, L.P., 6.75%, 5/15/25(1)		653	654,384

Clarios Global, L.P./Clarios US Finance Co.:

4.375%, 5/15/26(11)	EUR	2,958	2,741,271

8.50%, 5/15/27(1)		3,369	3,307,331

Coherent Corp., 5.00%, 12/15/29(1)		1,836	1,579,511

Condor Merger Sub, Inc., 7.375%, 2/15/30(1)		2,042	1,692,263

Fair Isaac Corp., 4.00%, 6/15/28(1)		2,227	2,020,947

Imola Merger Corp., 4.75%, 5/15/29(1)		4,502	3,889,480

NCR Corp.:

5.125%, 4/15/29(1)		321	270,106

5.25%, 10/1/30(1)		259	209,574

ON Semiconductor Corp., 3.875%, 9/1/28(1)		3,132	2,767,326

Open Text Corp., 3.875%, 2/15/28(1)		1,596	1,369,320

Open Text Holdings, Inc., 4.125%, 2/15/30(1)		1,481	1,182,719

Presidio Holdings, Inc.:

4.875%, 2/1/27(1)		412	380,974

Security		Principal Amount* (000’s omitted)	Value

Technology (continued)

Presidio Holdings, Inc.: (continued)

8.25%, 2/1/28(1)		4,481	$3,994,408

Seagate HDD Cayman, 3.375%, 7/15/31		847	605,783

Sensata Technologies B.V., 5.00%, 10/1/25(1)		842	817,714

Sensata Technologies, Inc., 3.75%, 2/15/31(1)		3,219	2,570,854

SS&C Technologies, Inc., 5.50%, 9/30/27(1)		961	895,202

Viavi Solutions, Inc., 3.75%, 10/1/29(1)		2,295	1,919,412

VM Consolidated, Inc., 5.50%, 4/15/29(1)		3,657	3,197,315

			$42,379,771

Telecommunications — 4.7%

Altice France Holding S.A.:

6.00%, 2/15/28(1)		884	$573,819

10.50%, 5/15/27(1)		1,614	1,261,228

Altice France S.A.:

5.125%, 7/15/29(1)		1,060	800,300

5.50%, 1/15/28(1)		1,052	833,910

5.50%, 10/15/29(1)		1,158	885,204

8.125%, 2/1/27(1)		4,715	4,323,655

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		5,056	4,760,982

DKT Finance ApS, 9.375%, 6/17/23(1)		2,503	2,418,524

Iliad Holding SASU:

5.125%, 10/15/26(11)	EUR	100	92,228

6.50%, 10/15/26(1)		2,438	2,261,708

7.00%, 10/15/28(1)		1,349	1,224,373

LCPR Senior Secured Financing DAC:

5.125%, 7/15/29(1)		2,163	1,827,584

6.75%, 10/15/27(1)		425	396,831

Level 3 Financing, Inc., 4.25%, 7/1/28(1)		2,084	1,724,989

Sprint Capital Corp., 6.875%, 11/15/28		3,985	4,118,458

Sprint Corp.:

7.125%, 6/15/24		1,813	1,835,284

7.625%, 2/15/25		3,285	3,379,772

7.625%, 3/1/26		1,199	1,253,417

7.875%, 9/15/23		2,800	2,849,680

Telecom Italia SpA, 5.303%, 5/30/24(1)		880	829,400

T-Mobile USA, Inc.:

2.25%, 2/15/26		844	759,080

2.625%, 2/15/29		2,505	2,074,763

2.875%, 2/15/31		903	728,017

4.75%, 2/1/28		1,095	1,038,060

Viasat, Inc., 5.625%, 4/15/27(1)		888	822,612

Virgin Media Finance PLC, 5.00%, 7/15/30(1)		1,029	826,547

27

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(11)	GBP	1,106	$1,020,326

Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		1,100	938,031

Ziggo B.V., 4.875%, 1/15/30(1)		2,756	2,320,221

			$48,179,003

Transport Excluding Air & Rail — 0.3%

Seaspan Corp., 5.50%, 8/1/29(1)		3,386	$2,616,494

			$2,616,494

Utility — 2.9%

Calpine Corp.:

4.50%, 2/15/28(1)		1,810	$1,629,548

4.625%, 2/1/29(1)		1,060	893,113

5.00%, 2/1/31(1)		420	355,848

5.125%, 3/15/28(1)		3,554	3,158,792

Drax Finco PLC, 6.625%, 11/1/25(1)		2,026	1,886,946

FirstEnergy Corp.:

2.65%, 3/1/30		750	607,991

Series B, 4.40%, 7/15/27		2,275	2,140,252

Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(1)		2,400	1,947,516

NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(1)		1,628	1,516,441

NRG Energy, Inc.:

3.375%, 2/15/29(1)		970	809,388

3.625%, 2/15/31(1)		1,617	1,288,959

3.875%, 2/15/32(1)		3,164	2,501,300

5.25%, 6/15/29(1)		1,247	1,134,620

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		1,596	1,439,086

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(1)		2,345	1,976,812

TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)		2,981	2,768,369

Vistra Operations Co., LLC:

4.375%, 5/1/29(1)		2,094	1,796,045

5.00%, 7/31/27(1)		2,344	2,166,430

			$30,017,456

Total Corporate Bonds (identified cost $959,722,686)			$841,873,941

Preferred Stocks — 0.4%
Security	Shares	Value

Services — 0.4%

WESCO International, Inc., Series A, 10.625% to 6/22/25(10)	147,488	$3,982,176

Total Preferred Stocks (identified cost $4,129,729)		$3,982,176

Senior Floating-Rate Loans — 4.0%(14)
Borrower/Description	Principal Amount (000’s omitted)	Value

Air Transportation — 0.7%

Air Canada, Term Loan, 6.421%, (3 mo. USD LIBOR + 3.50%), 8/11/28	$1,826	$1,786,659

Mileage Plus Holdings, LLC, Term Loan, 8.777%, (3 mo. USD LIBOR + 5.25%), 6/21/27	4,126	4,221,746

SkyMiles IP, Ltd., Term Loan, 7.993%, (3 mo. USD LIBOR + 3.75%), 10/20/27	1,373	1,387,112

		$7,395,517

Gaming — 0.4%

Spectacle Gary Holdings, LLC, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 11/19/28	$3,781	$3,639,670

		$3,639,670

Healthcare — 0.8%

Jazz Financing Lux S.a.r.l., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/5/28	$4,634	$4,588,221

Pluto Acquisition I, Inc., Term Loan, 6/22/26(15)	2,076	1,809,877

Verscend Holding Corp., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 8/27/25	2,095	2,069,758

		$8,467,856

Leisure — 0.2%

Peloton Interactive, Inc., Term Loan, 8.346%, (SOFR + 6.50%), 5/25/27	$2,082	$2,022,799

		$2,022,799

Restaurant — 0.4%

IRB Holding Corp., Term Loan, 6.208%, (SOFR + 3.00%), 12/15/27	$3,845	$3,736,569

		$3,736,569

28

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount (000’s omitted)	Value

Services — 0.7%

AlixPartners, LLP, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 2/4/28	$1,886	$1,843,126

Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28	3,480	3,081,117

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.424%, (3 mo. USD LIBOR + 8.75%), 5.174% cash, 7.25% PIK, 2/28/25	2,585	2,563,770

		$7,488,013

Super Retail — 0.7%

Crocs, Inc., Term Loan, 2/20/29(15)	$3,000	$2,902,500

PetSmart, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 3.75%), 2/11/28	4,351	4,198,220

		$7,100,720

Technology — 0.1%

Riverbed Technology, Inc., Term Loan, 11.20%, (1 mo. USD LIBOR + 8.00%), 9.20% cash, 2.00% PIK, 12/7/26	$1,221	$474,527

		$474,527

Total Senior Floating-Rate Loans (identified cost $42,029,923)		$40,325,671

Miscellaneous — 3.4%
Security	Principal Amount/ Shares	Value

Containers — 0.0%

ACC Claims Holdings, LLC(4)(5)	8,415,190	$0

		$0

Gaming — 3.4%

PGP Investors, LLC, Membership Interests(4)(5)(6)	15,849	$34,364,043

		$34,364,043

Services — 0.0%(7)

Hertz Corp., Escrow Certificates(4)	$502,000	$37,650

		$37,650

Total Miscellaneous (identified cost $295,372)		$34,401,693

Short-Term Investments — 3.7%
Security	Shares	Value

Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(16)	37,909,716	$37,909,716

Total Short-Term Investments (identified cost $37,909,716)		$37,909,716

Total Investments — 98.6% (identified cost $1,097,413,096)		$1,006,098,593

Other Assets, Less Liabilities — 1.4%		$14,174,777

Net Assets — 100.0%		$1,020,273,370

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $683,565,941 or 67.0% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2022.

(4)	Non-income producing security.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(6)	Restricted security (see Note 5).

(7)	Amount is less than 0.05%.

(8)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(10)	Security converts to variable rate after the indicated fixed-rate coupon period.

(11)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $15,932,921 or 1.6% of the Portfolio’s net assets.

(12)	Issuer is in default with respect to interest and/or principal payments.

(13)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

29

High Income Opportunities Portfolio

October 31, 2022

Portfolio of Investments — continued

(14)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (SOFR) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(15)	This Senior Loan will settle after October 31, 2022, at which time the interest rate will be determined.

(16)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

Forward Foreign Currency Exchange Contracts (OTC)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	645,069	CAD	873,098	HSBC Bank USA, N.A.	1/31/23	$3,392	$—

USD	3,788,327	EUR	3,753,934	Bank of America, N.A.	1/31/23	50,736	—

USD	3,783,995	EUR	3,753,933	Bank of America, N.A.	1/31/23	46,405	—

USD	3,783,291	EUR	3,753,934	Bank of America, N.A.	1/31/23	45,700	—

USD	3,006,431	EUR	2,987,184	Bank of America, N.A.	1/31/23	32,251	—

USD	1,075,054	EUR	1,069,562	Bank of America, N.A.	1/31/23	10,148	—

USD	975,782	GBP	838,686	Bank of America, N.A.	1/31/23	11,035	—

USD	29,443	GBP	25,368	Citibank, N.A.	1/31/23	262	—

						$199,929	$—

Abbreviations:

LIBOR	–	London Interbank Offered Rate

OTC	–	Over-the-counter

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

30

High Income Opportunities Portfolio

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Unaffiliated investments, at value (identified cost $1,059,503,380)	$968,188,877

Affiliated investment, at value (identified cost $37,909,716)	37,909,716

Cash	850,854

Deposits for derivatives collateral — forward foreign currency exchange contracts	230,000

Foreign currency, at value (identified cost $1,082)	1,078

Interest receivable	14,245,461

Dividends receivable from affiliated investment	101,137

Receivable for investments sold	5,360,623

Receivable for open forward foreign currency exchange contracts	199,929

Total assets	$1,027,087,675

Liabilities

Cash collateral due to brokers	$230,000

Payable for investments purchased	5,925,136

Payable to affiliates:

Investment adviser fee	396,745

Trustees’ fees	6,225

Accrued expenses	256,199

Total liabilities	$6,814,305

Net Assets applicable to investors’ interest in Portfolio	$1,020,273,370

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income (net of foreign taxes withheld of $8,291)	$808,315

Dividend income from affiliated investments	420,992

Interest and other income	55,595,675

Total investment income	$56,824,982

Expenses

Investment adviser fee	$4,762,114

Trustees’ fees and expenses	67,633

Custodian fee	276,027

Legal and accounting services	123,766

Miscellaneous	34,918

Total expenses	$5,264,458

Deduct:

Waiver and/or reimbursement of expenses by affiliate	$34,133

Total expense reductions	$34,133

Net expenses	$5,230,325

Net investment income	$51,594,657

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment transactions	$(7,693,933)

Investment transactions - affiliated investment	(4,186)

Swap contracts	(114,503)

Foreign currency transactions	(23,611)

Forward foreign currency exchange contracts	2,554,125

Net realized loss	$(5,282,108)

Change in unrealized appreciation (depreciation):

Investments	$(141,498,956)

Swap contracts	(4,385)

Foreign currency	(5,941)

Forward foreign currency exchange contracts	148,630

Net change in unrealized appreciation (depreciation)	$(141,360,652)

Net realized and unrealized loss	$(146,642,760)

Net decrease in net assets from operations	$(95,048,103)

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$51,594,657	$45,403,248

Net realized gain (loss)	(5,282,108)	27,958,272

Net change in unrealized appreciation (depreciation)	(141,360,652)	45,885,631

Net increase (decrease) in net assets from operations	$(95,048,103)	$119,247,151

Capital transactions:

Contributions	$343,450,718	$200,254,483

Withdrawals	(228,224,245)	(269,157,903)

Net increase (decrease) in net assets from capital transactions	$115,226,473	$(68,903,420)

Net increase in net assets	$20,178,370	$50,343,731

Net Assets

At beginning of year	$1,000,095,000	$949,751,269

At end of year	$1,020,273,370	$1,000,095,000

33	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2022

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022		2021	2020	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses	0.49	%(1)	0.49%	0.51%	0.50%	0.48%

Net investment income	4.82%		4.78%	5.26%	5.61%	5.61%

Portfolio Turnover	19%		64%	67%	32%	39%

Total Return	(8.20)%		13.11%	1.69%	7.74%	0.59%

Net assets, end of year (000’s omitted)	$1,020,273		$1,000,095	$949,751	$1,088,999	$1,373,102

(1)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

34

High Income Opportunities Portfolio

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance High Income Opportunities Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of

67.1% and 23.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

35

High Income Opportunities Portfolio

October 31, 2022

Notes to Financial Statements — continued

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

I  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is

36

High Income Opportunities Portfolio

October 31, 2022

Notes to Financial Statements — continued

subject to adjustment. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley. as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is based upon a percentage of total daily net assets plus a percentage of total daily gross income as follows and is payable monthly:

Total Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.000%

$500 million but less than $1 billion	0.275%	2.750%

$1 billion but less than $1.5 billion	0.250%	2.500%

$1.5 billion but less than $2 billion	0.225%	2.250%

$2 billion but less than $3 billion	0.200%	2.000%

$3 billion and over	0.175%	1.750%

For the year ended October 31, 2022, the Portfolio’s investment adviser fee amounted to $4,762,114 or 0.44% of the Portfolio’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds -Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $34,133 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

37

High Income Opportunities Portfolio

October 31, 2022

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $457,052,024 and $187,097,772, respectively, for the year ended October 31, 2022.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,102,524,863

Gross unrealized appreciation	41,559,096

Gross unrealized depreciation	(137,985,366)

Net unrealized depreciation	$(96,426,270)

5  Restricted Securities

At October 31, 2022, the Portfolio owned the following securities (representing 3.6% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date(s) of Acquisition	Shares	Cost	Value

Common Stocks

Ascent CNR Corp., Class A	4/25/16, 11/16/16	6,273,462	$0	$1,631,100

iFIT Health and Fitness, Inc.	10/06/22	514,080	1,799,280	359,856

New Cotai Participation Corp., Class B	4/12/13	7	216,125	0

Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	31,737	1,460,742	0

Total Common Stocks			$3,476,147	$1,990,956

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00% (PIK)	5/26/17	591	$591,000	$0

Total Convertible Preferred Stocks			$591,000	$0

Miscellaneous

PGP Investors, LLC, Membership Interests	2/18/15, 4/23/18, 12/17/21	15,849	$295,372	$34,364,043

Total Miscellaneous			$295,372	$34,364,043

Total Restricted Securities			$4,362,519	$36,354,999

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts

38

High Income Opportunities Portfolio

October 31, 2022

Notes to Financial Statements — continued

recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance total return.

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2022, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2022 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$199,929	(1)	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

39

High Income Opportunities Portfolio

October 31, 2022

Notes to Financial Statements — continued

The Portfolio’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of October 31, 2022.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$196,275	$—	$—	$(110,000)	$86,275

Citibank, N.A.	262	—	—	—	262

HSBC Bank USA, N.A.	3,392	—	—	—	3,392

	$199,929	$—	$—	$(110,000)	$89,929

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2022 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Credit	Swap contracts (centrally cleared)	$(114,503)	$(4,385)

Foreign Exchange	Forward foreign currency exchange contracts	2,554,125	148,630

Total		$2,439,622	$144,245

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2022, which are indicative of the volume of these derivative types, were as follows:

Forward Foreign Currency Exchange Contracts*	Swap Contracts

$18,654,000	$3,462,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

40

High Income Opportunities Portfolio

October 31, 2022

Notes to Financial Statements — continued

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2022.

8  Investments in Affiliated Funds

At October 31, 2022, the value of the Portfolio’s investment in funds that may be deemed to be affiliated was $37,909,716, which represents 3.7% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period

Short-Term Investments

Cash Reserves Fund	$43,702,301	$257,583,839	$(301,281,954)	$(4,186)	$—	$—	$23,552	—

Liquidity Fund	—	216,266,066	(178,356,350)	—	—	37,909,716	397,440	37,909,716

Total				$(4,186)	$—	$37,909,716	$420,992

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$20,759,839	$—	$20,759,839

Commercial Mortgage-Backed Securities	—	2,333,528	—	2,333,528

Common Stocks	16,535,553	18,079	1,990,956	18,544,588

Convertible Bonds	—	3,451,170	—	3,451,170

Convertible Preferred Stocks	2,493,921	22,350	0	2,516,271

Corporate Bonds	—	841,873,941	—	841,873,941

Preferred Stocks	3,982,176	—	—	3,982,176

Senior Floating-Rate Loans	—	40,325,671	—	40,325,671

Miscellaneous	—	37,650	34,364,043	34,401,693

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High Income Opportunities Portfolio

October 31, 2022

Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total

Short-Term Investments	$37,909,716	$—	$—	$37,909,716

Total Investments	$60,921,366	$908,822,228	$36,354,999	$1,006,098,593

Forward Foreign Currency Exchange Contracts	$—	$199,929	$—	$199,929

Total	$60,921,366	$909,022,157	$36,354,999	$1,006,298,522

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Convertible Preferred Stocks	Miscellaneous	Total

Balance as of October 31, 2021	$8,166,894	$0	$10,053,840	$18,220,734

Realized gains (losses)	1,068,830	—	—	1,068,830

Change in net unrealized appreciation (depreciation)	(7,244,768)	—	25,511,282	18,266,514

Cost of purchases	1,799,280	—	340,355	2,139,635

Proceeds from sales, including return of capital	(1,799,280)	—	(1,541,434)	(3,340,714)

Accrued discount (premium)	—	—	—	—

Transfers to Level 3	—	—	—	—

Transfers from Level 3	—	—	—	—

Balance as of October 31, 2022	$1,990,956	$0	$34,364,043	$36,354,999

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2022	$(623,874)	$—	$25,511,282	$24,887,408

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2022:

Type of Investment	Fair Value as of October 31, 2022	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*

Common Stocks	$1,631,100	Market approach	EBITDA multiple discount rate	15%	Decrease

Common Stocks	$359,856	Discounted cash flow blended terminal value	Discount rate	25%	Increase

Convertible Preferred Stocks	$0	Estimated recovery value	Estimated recovery value percentage	0%	Increase

Miscellaneous	$34,364,043	Market approach	Liquidity discount	15%	Decrease

Included in common stocks and miscellaneous are securites valued at $0 based on their estimated recovery value percentage.

*

Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

10 Risks and Uncertainties

Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

42

High Income Opportunities Portfolio

October 31, 2022

Notes to Financial Statements — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

43

High Income Opportunities Portfolio

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

44

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•

The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

45

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;

•	Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•

Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;

•

Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;

•

The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance High Income Opportunities Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between High Income Opportunities Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with

46

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”) and the sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.

The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. Regarding each Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. The Board also considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in high-yield debt. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in global high yield debt and foreign markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund and the Portfolio of having portfolio management services involving investments in international securities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Portfolio. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Portfolio as

47

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Portfolio and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

48

High Income Opportunities Portfolio

October 31, 2022

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

49

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Alan C. Bowser(1) 1962	Trustee	Since 2022

Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).

Other Directorships. None.

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

50

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

51

Eaton Vance

High Income Opportunities Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

53

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

54

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

55

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of High Income Opportunities Portfolio and Eaton Vance High Income Opportunities Fund

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Investment Adviser and Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446    10.31.22

Eaton Vance

Global Bond Fund

Annual Report

October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022

Eaton Vance

Global Bond Fund

Eaton Vance

Global Bond Fund

October 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

The world’s equity and fixed-income markets posted broad losses during the 12-month period ended October 31, 2022. The declines were due to several factors, including high inflation in many countries, aggressive monetary tightening by the U.S. Federal Reserve (the Fed), and slowing global economic growth.

During the period, U.S. inflation surged as strong consumer demand following the relaxation of COVID-19 restrictions coincided with supply shortages created by the pandemic. Production and trade disruptions resulting from Russia’s February 2022 invasion of Ukraine added to inflationary pressures by driving up prices of energy and grains. The Fed responded by increasing short-term interest rates at the fastest pace in decades and signaling that it would continue hiking rates until inflation was under control — even if it meant pushing the U.S. economy into recession.

The European Central Bank and Bank of England also raised interest rates during the period in efforts to tame inflation, despite signs of deterioration in the European economy. Conversely, the Bank of Japan held its main policy rate at –0.1%. Inflation rose in Japan during the period but remained low compared to inflation in other developed countries. The widening differential between interest rates in Japan and the U.S. contributed to a substantial weakening in the Japanese yen versus the U.S. dollar during the period.

In China, government policies helped contain inflation but also significantly slowed economic growth. First, China maintained its zero-COVID policy, which led to lockdowns of major cities during the period. Second, Chinese leaders renewed their focus on the country’s “common prosperity” agenda, implementing measures that negatively affected certain sectors of China’s economy, including real estate and technology.

During the period, a number of emerging and frontier nations either defaulted on their sovereign debt or were pushed to the brink of default. Rising food and energy prices pressured these governments to offer subsidies to consumers, putting additional stress on fiscal balances already strained by pandemic-related spending. In addition, broad strength in the U.S. dollar made servicing U.S. dollar-denominated debt more expensive.

On a positive note, we believe there were signs late in the period that inflation may have peaked in several major emerging-market economies. Central banks in these countries indicated that they were at, or near, the end of their tightening cycles.

Fund Performance

For the 12-month period ended October 31, 2022, Eaton Vance Global Bond Fund (the Fund) returned –18.94% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg Global Aggregate Bond Index (the Index), which returned –20.79%.

During the period, holdings in Western Europe contributed to the Fund’s returns relative to the Index. An underweight position in U.K. local interest rates was particularly helpful as U.K. rates increased sharply and the British pound fell to a record low versus the U.S. dollar. Out-of-Index exposure to the Icelandic krona was another contributor to relative performance. In an effort to control the highest inflation in more than a decade, Iceland’s central bank raised its key policy rate to 5.75% during the period, which was supportive of the krona.

Investments in Latin America also contributed to returns relative to the Index, led by gains in local bond positions in Brazil and Chile. Inflation in Brazil moderated during the period, prompting the country’s central bank to pause its rate-hiking campaign in September 2022. Similarly, price pressures in Chile showed signs of easing, and Chilean monetary authorities indicated they had raised rates to the maximum level of the tightening cycle.

Holdings in the Middle East & Africa had minimal impact on performance versus the Index during the period, while investments in Asia and Eastern Europe detracted from relative returns. In Asia, an overweight position in South Korean local interest rates was especially unfavorable amid broad U.S. dollar strength and slowing growth in China, South Korea’s largest trading partner. In Eastern Europe, an out-of-Index allocation to Ukrainian local bonds performed poorly due to the Russia-Ukraine war, which led to a steep sell-off in Ukrainian local assets.

Results in the Dollar Bloc — Canada, New Zealand, and Australia — also negatively affected returns relative to the Index. An overweight position in New Zealand local rates was a notable detractor, as the country’s central bank hiked interest rates seven times during the period and signaled that additional tightening might be forthcoming.

The Fund used derivatives extensively to both hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly weighed on returns versus the Index. Specifically, the Fund’s use of currency forwards to gain exposure to select currencies around the world detracted from relative performance during the period. However, interest rate swaps used to gain select exposures as well as hedge others aided relative performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Bond Fund

October 31, 2022

Performance

Portfolio Manager(s) Kyle Lee, CFA, Patrick Campbell, CFA and Brian Shaw, CFA

% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	06/27/2007	(18.94)%	(2.56)%	(0.78)%
Class A with 3.25% Maximum Sales Charge	—	—	(21.60)	(3.21)	(1.10)

Class C at NAV	03/01/2011	06/27/2007	(19.50)	(3.24)	(1.34)
Class C with 1% Maximum Deferred Sales Charge	—	—	(20.28)	(3.24)	(1.34)

Class I at NAV	03/01/2011	06/27/2007	(18.65)	(2.26)	(0.48)

Bloomberg Global Aggregate Bond Index	—	—	(20.79)%	(2.38)%	(0.98)%
Blended Index	—	—	(20.75)	(2.35)	(0.87)

% Total Annual Operating Expense Ratios[3]			Class A	Class C	Class I

Gross			1.50%	2.20%	1.20%
Net			1.01	1.71	0.71

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2012	$8,740	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$952,590	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Bond Fund

October 31, 2022

Fund Profile

Asset Allocation (% of net assets)1

Foreign Currency Exposure (% of net assets)2

Euro	19.5%

Japan	10.8

Singapore	5.8

Sweden	5.4

Serbia	5.4

South Korea	5.2

Iceland	4.7

New Zealand	3.2

Dominican Republic	2.8

Ukraine	2.4

Australia	1.5

Uruguay	1.4

Kazakhstan	1.3

Brazil	1.1

Other	–0.4	[3]

Total Long	72.7

Total Short	–2.6

Total Net	70.1

Footnotes:

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[1]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
[2]	Currency exposures include all foreign exchange denominated assets and currency derivatives. Total exposures may exceed 100% due to implicit leverage created by derivatives.
[3]	Includes amounts each less than 1.0% or –1.0%, as applicable.

4

Eaton Vance

Global Bond Fund

October 31, 2022

Endnotes and Additional Disclosures

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]

Bloomberg Global Aggregate Bond Index is an unmanaged index of global investment-grade bonds denominated in the U.S. Dollar, Euro, Japanese Yen, and British Sterling. The index includes corporate bonds, government bonds, and mortgage-backed securities. The Blended Index consists of 85% Bloomberg Global Aggregate Bond Index and 15% J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index, rebalanced monthly. J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 50% J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD), 25% J.P. Morgan Emerging Market Bond Index Global Diversified (JPM EMBI GD) and 25% J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD). J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD) is an unmanaged index of local currency bonds with maturities of more than one year issued by emerging markets governments. J.P. Morgan Emerging Market Bond Index Global Diversified (JPM EMBI GD) is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD) is an unmanaged index of USD-denominated emerging market corporate bonds. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The indexes are used with permission. The indexes may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Bond Fund

October 31, 2022

Fund Expenses

Example

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$897.20	$4.88	**	1.02%
Class C	$1,000.00	$894.10	$8.21	**	1.72%
Class I	$1,000.00	$898.20	$3.44	**	0.72%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.06	$5.19	**	1.02%
Class C	$1,000.00	$1,016.54	$8.74	**	1.72%
Class I	$1,000.00	$1,021.58	$3.67	**	0.72%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Bond Fund

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Investment in International Income Portfolio, at value (identified cost $35,081,338)	$28,547,832

Receivable for Fund shares sold	17,346

Receivable from affiliate	12,283

Total assets	$28,577,461

Liabilities

Payable for Fund shares redeemed	$98,149

Payable to affiliate:

Distribution and service fees	4,008

Trustees’ fees	43

Accrued expenses	65,399

Total liabilities	$167,599

Net Assets	$28,409,862

Sources of Net Assets

Paid-in capital	$67,029,751

Accumulated loss	(38,619,889)

Net Assets	$28,409,862

Class A Shares

Net Assets	$11,465,523

Shares Outstanding	1,853,506

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.19

Maximum Offering Price Per Share

(100 ÷ 96.75 of net asset value per share)	$6.40

Class C Shares

Net Assets	$1,238,130

Shares Outstanding	200,162

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$6.19

Class I Shares

Net Assets	$15,706,209

Shares Outstanding	2,548,167

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.16

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income allocated from Portfolio	$13,263

Interest income allocated from Portfolio (net of foreign taxes withheld of $31,673)	1,547,261

Expenses, excluding interest expense, allocated from Portfolio	(283,493)

Interest expense allocated from Portfolio	(9,755)

Total investment income from Portfolio	$1,267,276

Expenses

Distribution and service fees:

Class A	$45,899

Class C	16,358

Trustees’ fees and expenses	500

Custodian fee	20,145

Transfer and dividend disbursing agent fees	39,073

Legal and accounting services	40,335

Printing and postage	23,510

Registration fees	48,727

Miscellaneous	10,376

Total expenses	$244,923

Deduct:

Waiver and/or reimbursement of expenses by affiliate	$184,484

Total expense reductions	$184,484

Net expenses	$60,439

Net investment income	$1,206,837

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss):

Investment transactions (net of foreign capital gains taxes of $1,895)	$(1,635,637)

Futures contracts	582,465

Swap contracts	349,589

Foreign currency transactions	117,283

Forward foreign currency exchange contracts	(1,971,210)

Non-deliverable bond forward contracts	(281,852)

Net realized loss	$(2,839,362)

Change in unrealized appreciation (depreciation):

Investments (including net decrease in accrued foreign capital gains taxes of $7,886)	$(6,627,941)

Written swaptions	(109,879)

Futures contracts	77,430

Swap contracts	(259,169)

Foreign currency	10,588

Forward foreign currency exchange contracts	500,923

Non-deliverable bond forward contracts	30,102

Net change in unrealized appreciation (depreciation)	$(6,377,946)

Net realized and unrealized loss	$(9,217,308)

Net decrease in net assets from operations	$(8,010,471)

8	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$1,206,837	$1,012,352

Net realized gain (loss)	(2,839,362)	232,528

Net change in unrealized appreciation (depreciation)	(6,377,946)	(1,483,776)

Net decrease in net assets from operations	$(8,010,471)	$(238,896)

Distributions to shareholders:

Class A	$—	$(338,341)

Class C	—	(64,543)

Class I	—	(628,192)

Total distributions to shareholders	$—	$(1,031,076)

Tax return of capital to shareholders:

Class A	$(632,949)	$(786,092)

Class C	(56,224)	(101,321)

Class I	(1,023,870)	(1,425,879)

Total tax return of capital to shareholders	$(1,713,043)	$(2,313,292)

Transactions in shares of beneficial interest:

Class A	$(5,394,244)	$3,475,301

Class C	(477,741)	(2,952,236)

Class I	(13,964,529)	3,905,497

Net increase (decrease) in net assets from Fund share transactions	$(19,836,514)	$4,428,562

Net increase (decrease) in net assets	$(29,560,028)	$845,298

Net Assets

At beginning of year	$57,969,890	$57,124,592

At end of year	$28,409,862	$57,969,890

9	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2022

Financial Highlights

	Class A

	Year Ended October 31,
	2022		2021		2020		2019		2018

Net asset value — Beginning of year	$7.960		$8.440		$8.510		$8.500		$9.130

Income (Loss) From Operations

Net investment income(1)	$0.207		$0.132		$0.176		$0.295		$0.315

Net realized and unrealized gain (loss)	(1.675)		(0.150)		0.292		0.174		(0.539)

Total income (loss) from operations	$(1.468)		$(0.018)		$0.468		$0.469		$(0.224)

Less Distributions

From net investment income	$—		$(0.146)		$(0.378)		$(0.459)		$(0.052)

Tax return of capital	(0.302)		(0.316)		(0.160)		—		(0.354)

Total distributions	$(0.302)		$(0.462)		$(0.538)		$(0.459)		$(0.406)

Net asset value — End of year	$6.190		$7.960		$8.440		$8.510		$8.500

Total Return(2)(3)	(18.94)%		(0.38)%		5.72%		5.62%		(2.58)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$11,466		$20,539		$18,354		$18,677		$19,483

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.02	%(5)(6)	1.01	%(6)	1.01	%(6)	1.11	%(6)	1.11	%(6)

Net investment income	2.89%		1.57%		2.09%		3.43%		3.51%

Portfolio Turnover of the Portfolio	159	%(7)	102	%(7)	88	%(7)	92%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.86%, 0.49%, 0.49%, 0.40% and 0.34% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(6)

Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2022 and 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020, 2019 and 2018.

(7)	Includes the effect of To-Be-Announced (TBA) transactions.

10	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2022

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2022		2021		2020		2019		2018

Net asset value — Beginning of year	$7.960		$8.440		$8.510		$8.500		$9.130

Income (Loss) From Operations

Net investment income(1)	$0.157		$0.068		$0.123		$0.237		$0.252

Net realized and unrealized gain (loss)	(1.674)		(0.146)		0.286		0.171		(0.539)

Total income (loss) from operations	$(1.517)		$(0.078)		$0.409		$0.408		$(0.287)

Less Distributions

From net investment income	$—		$(0.127)		$(0.336)		$(0.398)		$(0.044)

Tax return of capital	(0.253)		(0.275)		(0.143)		—		(0.299)

Total distributions	$(0.253)		$(0.402)		$(0.479)		$(0.398)		$(0.343)

Net asset value — End of year	$6.190		$7.960		$8.440		$8.510		$8.500

Total Return(2)(3)	(19.50)%		(1.09)%		4.98%		4.88%		(3.26)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,238		$2,115		$5,173		$9,517		$14,107

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.72	%(5)(6)	1.71	%(6)	1.71	%(6)	1.81	%(6)	1.81	%(6)

Net investment income	2.20%		0.80%		1.47%		2.76%		2.81%

Portfolio Turnover of the Portfolio	159	%(7)	102	%(7)	88	%(7)	92%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.86%, 0.49%, 0.49%, 0.40% and 0.34% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(6)

Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2022 and 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020, 2019 and 2018.

(7)	Includes the effect of To-Be-Announced (TBA) transactions.

11	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2022

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2022		2021		2020		2019		2018

Net asset value — Beginning of year	$7.930		$8.410		$8.480		$8.480		$9.100

Income (Loss) From Operations

Net investment income(1)	$0.224		$0.156		$0.213		$0.319		$0.341

Net realized and unrealized gain (loss)	(1.671)		(0.151)		0.279		0.164		(0.529)

Total income (loss) from operations	$(1.447)		$0.005		$0.492		$0.483		$(0.188)

Less Distributions

From net investment income	$—		$(0.152)		$(0.395)		$(0.483)		$(0.056)

Tax return of capital	(0.323)		(0.333)		(0.167)		—		(0.376)

Total distributions	$(0.323)		$(0.485)		$(0.562)		$(0.483)		$(0.432)

Net asset value — End of year	$6.160		$7.930		$8.410		$8.480		$8.480

Total Return(2)(3)	(18.65)%		(0.11)%		6.04%		5.82%		(2.19)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$15,706		$35,316		$33,597		$56,451		$62,225

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.72	%(5)(6)	0.71	%(6)	0.71	%(6)	0.81	%(6)	0.81	%(6)

Net investment income	3.11%		1.86%		2.54%		3.73%		3.81%

Portfolio Turnover of the Portfolio	159	%(7)	102	%(7)	88	%(7)	92%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.86%, 0.49%, 0.49%, 0.40% and 0.34% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(6)

Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2022 and 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020, 2019 and 2018.

(7)	Includes the effect of To-Be-Announced (TBA) transactions.

12	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

13

Eaton Vance

Global Bond Fund

October 31, 2022

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Year Ended October 31,
	2022	2021

Ordinary income	$—	$1,031,076

Tax return of capital	$1,713,043	$2,313,292

During the year ended October 31, 2022, accumulated loss was decreased by $5,506,809 and paid-in capital was decreased by $5,506,809 primarily due to differences between book and tax accounting for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(32,696,823)

Net unrealized depreciation	(5,923,066)

Accumulated loss	$(38,619,889)

At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $32,696,823 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $8,026,020 are short-term and $24,670,803 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.500%

$1 billion but less than $2.5 billion	0.475%

$2.5 billion but less than $5 billion	0.455%

$5 billion and over	0.440%

For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.00%, 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2023. Pursuant to this agreement, EVM was allocated $184,484 of the Fund’s operating expenses for the year ended October 31, 2022.

14

Eaton Vance

Global Bond Fund

October 31, 2022

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $4,031 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,009 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $45,899 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $12,269 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $4,089 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2022, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,228,450 and $24,824,354, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount

Class A

Sales	408,177	$3,124,350	691,537	$5,881,860

Issued to shareholders electing to receive payments of distributions in Fund shares	83,567	588,630	124,272	1,044,743

Redemptions	(1,218,517)	(9,107,224)	(409,469)	(3,451,302)

Net increase (decrease)	(726,773)	$(5,394,244)	406,340	$3,475,301

15

Eaton Vance

Global Bond Fund

October 31, 2022

Notes to Financial Statements — continued

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount

Class C

Sales	38,835	$264,123	46,277	$396,685

Issued to shareholders electing to receive payments of distributions in Fund shares	7,225	50,726	17,461	148,164

Redemptions	(111,572)	(792,590)	(410,797)	(3,497,085)

Net decrease	(65,512)	$(477,741)	(347,059)	$(2,952,236)

Class I

Sales	552,602	$3,938,764	1,383,572	$11,674,860

Issued to shareholders electing to receive payments of distributions in Fund shares	144,084	1,019,604	243,869	2,044,729

Redemptions	(2,599,911)	(18,922,897)	(1,168,674)	(9,814,092)

Net increase (decrease)	(1,903,225)	$(13,964,529)	458,767	$3,905,497

16

Eaton Vance

Global Bond Fund

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 28, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Global Bond Fund

October 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding 163(j) interest dividends and the foreign tax credit.

163(j) Interest Dividends. For the fiscal year ended October 31, 2022, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.

Foreign Tax Credit. For the fiscal year ended October 31, 2022, the Fund paid foreign taxes of $33,568 and recognized foreign source income of $1,200,064.

18

International Income Portfolio

October 31, 2022

Portfolio of Investments

Collateralized Mortgage Obligations — 5.5%
Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp., Series 2022-DNA1, Class M2, 5.497%, (30-day SOFR + 2.50%), 1/25/42(1)(2)	$	1,800	$1,572,634

Total Collateralized Mortgage Obligations (identified cost $1,146,021)			$1,572,634

Foreign Corporate Bonds — 4.9%
Security	Principal Amount (000’s omitted)		Value

Iceland — 4.3%

Arion Banki HF, 6.00%, 4/12/24(3)	ISK	100,000	$687,218

Islandsbanki HF, 6.40%, 10/26/23	ISK	40,000	275,852

Landsbankinn HF, 5.00%, 11/23/23(3)	ISK	40,000	272,763

			$1,235,833

India — 0.6%

Indian Railway Finance Corp., Ltd., 3.57%, 1/21/32(3)	USD	200	$156,529

			$156,529

Total Foreign Corporate Bonds (identified cost $1,759,452)			$1,392,362

Sovereign Government Bonds — 54.3%
Security	Principal Amount (000’s omitted)		Value

Australia — 9.4%

Australian Capital Territory, 1.25%, 5/22/25(3)	AUD	2,350	$1,415,292

New South Wales Treasury Corp., 4.00%, 5/20/26(3)	AUD	1,967	1,264,390

			$2,679,682

Colombia — 2.5%

Titulos De Tesoreria B:

5.75%, 11/3/27	COP	1,654,000	$243,139

6.00%, 4/28/28	COP	645,000	93,829

7.00%, 3/26/31	COP	1,409,600	191,579

7.00%, 6/30/32	COP	1,367,900	178,980

			$707,527

Security	Principal Amount (000’s omitted)		Value

Dominican Republic — 2.7%

Dominican Republic:

8.00%, 1/15/27(3)	DOP	3,970	$62,276

8.00%, 2/12/27(3)	DOP	20,150	314,234

12.00%, 8/8/25(1)	DOP	10,930	192,793

13.00%, 6/9/34(3)	DOP	10,600	193,931

Dominican Republic Central Bank Notes, 8.00%, 3/12/27(3)	DOP	900	13,414

			$776,648

Egypt — 1.2%

Arab Republic of Egypt:

7.50%, 2/16/61(3)	USD	200	$112,200

8.875%, 5/29/50(3)	USD	388	231,775

			$343,975

Honduras — 1.1%

Honduras Government International Bond, 7.50%, 3/15/24(3)	USD	317	$316,667

			$316,667

Iceland — 0.1%

Republic of Iceland, 5.00%, 11/15/28	ISK	3,916	$25,369

			$25,369

India — 2.6%

Export-Import Bank of India, 2.25%, 1/13/31(3)	USD	1,000	$735,490

			$735,490

Italy — 6.4%

Italy Buoni Poliennali Del Tesoro, 0.00%, 8/1/26(3)	EUR	2,100	$1,834,286

			$1,834,286

Jordan — 0.5%

Kingdom of Jordan, 7.375%, 10/10/47(3)	USD	200	$150,667

			$150,667

New Zealand — 5.1%

New Zealand Government Bond, 3.00%, 9/20/30(3)(4)	NZD	2,364	$1,461,297

			$1,461,297

Oman — 0.6%

Oman Government International Bond, 6.75%, 1/17/48(3)	USD	200	$168,610

			$168,610

19	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Peru — 0.9%

Peru Government Bond:

6.15%, 8/12/32	PEN	355	$76,004

6.95%, 8/12/31	PEN	845	195,200

			$271,204

Philippines — 1.9%

Republic of the Philippines, 6.25%, 1/14/36	PHP	34,000	$533,468

			$533,468

Romania — 0.7%

Romania Government International Bond, 3.375%, 1/28/50(3)	EUR	405	$214,008

			$214,008

Serbia — 5.2%

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	187,260	$1,471,164

			$1,471,164

South Africa — 5.5%

Republic of South Africa, 10.50%, 12/21/26	ZAR	27,560	$1,574,605

			$1,574,605

South Korea — 4.6%

Korea Treasury Bond, 4.00%, 12/10/31	KRW	1,901,500	$1,317,631

			$1,317,631

Ukraine — 1.9%

Ukraine Government Bond:

10.95%, 11/1/23(5)	UAH	302	$3,155

11.67%, 11/22/23(5)	UAH	1,508	15,755

15.84%, 2/26/25(5)	UAH	45,809	512,787

15.97%, 4/19/23(5)	UAH	70	732

			$532,429

Uruguay — 1.4%

Uruguay Government Bond, 3.875%, 7/2/40(4)	UYU	15,978	$396,697

			$396,697

Total Sovereign Government Bonds (identified cost $21,633,075)			$15,511,424

U.S. Government Agency Mortgage-Backed Securities — 9.7%
Security	Principal Amount (000’s omitted)			Value

Federal National Mortgage Association:

4.152%, (COF + 1.79%), with maturity at 2035(7)	$		115	$116,694

5.50%, 30-Year, TBA(6)			2,700	2,662,725

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $2,788,505)				$2,779,419

U.S. Treasury Obligations — 4.8%
Security	Principal Amount (000’s omitted)			Value

U.S. Treasury Bond, 1.75%, 8/15/41(8)		$	1,828	$1,193,912

U.S. Treasury Inflation-Protected Bond, 0.125%, 2/15/52(9)			284	182,505

Total U.S. Treasury Obligations (identified cost $1,658,064)				$1,376,417

Short-Term Investments — 25.2%

Affiliated Fund — 4.8%
Security			Shares	Value

Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(10)			1,368,351	$1,368,351

Total Affiliated Fund (identified cost $1,368,351)				$1,368,351

Sovereign Government Securities — 4.9%
Security	Principal Amount (000’s omitted)			Value

Israel — 4.8%

Bank of Israel Treasury Bill:

0.00%, 12/7/22		ILS	1,735	$490,368

0.00%, 12/7/22		ILS	1,735	490,369

0.00%, 12/7/22		ILS	1,230	347,508

0.00%, 1/4/23		ILS	45	12,696

0.00%, 1/4/23		ILS	45	12,696

0.00%, 1/4/23		ILS	32	8,932

				$1,362,569

20	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Ukraine — 0.1%

Ukraine Treasury Bill, 0.00%, 3/1/23(5)	UAH	1,775	$41,884

			$41,884

Total Sovereign Government Securities (identified cost $1,460,525)			$1,404,453

U.S. Treasury Obligations — 15.5%
Security	Principal Amount (000’s omitted)		Value

U.S. Treasury Bill:

0.00%, 11/1/22	$	1,200	$1,200,000

0.00%, 11/8/22(8)		1,025	1,024,469

0.00%, 12/6/22		884	880,980

0.00%, 12/6/22		1,316	1,311,504

Total U.S. Treasury Obligations (identified cost $4,417,006)			$4,416,953

Total Short-Term Investments (identified cost $7,245,882)			$7,189,757

Total Purchased Options — 0.0%(11) (identified cost $32,900)			$1

Total Investments — 104.4% (identified cost $36,263,899)			$29,822,014

Total Written Swaptions — (0.6)% (premiums received $61,500)			$(171,406)

Other Assets, Less Liabilities — (3.8)%			$(1,095,742)

Net Assets — 100.0%			$28,554,866

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $1,765,427 or 6.2% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $9,605,047 or 33.6% of the Portfolio’s net assets.

(4)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(6)

TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(7)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2022.

(8)	Security (or a potion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(9)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(10)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

(11)	Amount is less than 0.05%.

Purchased Call Options — 0.0%(1)

Description	Counterparty	Notional Amount	Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD 23,500,000	1.09%	1/4/23	$1

Total					$1

(1)	Amount is less than 0.05%.

21	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Written Interest Rate Swaptions — (0.6)%

Description	Counterparty		Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 11/3/22 to pay SOFR and receive 3.06%	Bank of America, N.A.	USD	(1,000,000)	11/3/22	$(62,363)

Option to enter into interest rate swap expiring 5/3/23 to pay SOFR and receive 3.31%	Bank of America, N.A.	USD	(1,000,000)	5/3/23	(52,573)

Option to enter into interest rate swap expiring 1/31/33 to pay SOFR and receive 3.18%	JPMorgan Chase Bank, N.A.	USD	(1,000,000)	1/31/23	(56,470)

Total					$(171,406)

Forward Foreign Currency Exchange Contracts (Centrally Cleared)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

BRL	419,608	USD	77,777	11/4/22	$3,436

BRL	64,754	USD	11,974	11/4/22	559

USD	93,147	BRL	484,362	11/4/22	(599)

USD	780,924	ZAR	13,418,611	11/18/22	51,323

USD	166,413	PHP	9,400,000	11/25/22	4,760

USD	164,666	PHP	9,300,000	11/25/22	4,733

USD	159,027	PHP	9,000,000	11/25/22	4,254

USD	137,834	PHP	7,800,000	11/25/22	3,696

BRL	484,362	USD	92,572	12/2/22	618

AUD	3,657,925	USD	2,475,793	12/21/22	(132,279)

COP	1,144,074,000	USD	232,064	12/21/22	(2,380)

EUR	583,018	USD	579,578	12/21/22	(1,055)

EUR	11,008,954	USD	11,077,422	12/21/22	(153,356)

IDR	1,224,700,000	USD	81,739	12/21/22	(3,488)

IDR	1,210,100,000	USD	81,247	12/21/22	(3,929)

IDR	1,254,000,000	USD	84,164	12/21/22	(4,041)

IDR	33,905,129,911	USD	2,264,690	12/21/22	(98,345)

KRW	556,618,900	USD	390,218	12/21/22	114

NZD	550,000	USD	330,550	12/21/22	(10,540)

NZD	1,600,000	USD	961,600	12/21/22	(30,662)

PEN	68,804	USD	17,137	12/21/22	38

PEN	1,096,770	USD	279,760	12/21/22	(5,991)

SEK	17,150,000	USD	1,611,388	12/21/22	(51,663)

USD	3,269,882	AUD	4,831,242	12/21/22	174,661

USD	290,558	CLP	278,500,000	12/21/22	(2,208)

USD	431,608	COP	1,934,638,000	12/21/22	43,210

USD	286,471	COP	1,284,078,000	12/21/22	28,680

USD	180,817	COP	812,543,000	12/21/22	17,692

USD	120,014	COP	539,309,000	12/21/22	11,742

USD	116,856	COP	523,794,000	12/21/22	11,699

USD	102,919	COP	462,477,348	12/21/22	10,072

USD	68,310	COP	306,960,168	12/21/22	6,685

22	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	48,955	COP	219,992,000	12/21/22	$4,790

USD	27,865	COP	125,214,000	12/21/22	2,727

USD	2,102,918	EUR	2,089,920	12/21/22	29,113

USD	1,798,774	EUR	1,787,656	12/21/22	24,902

USD	1,426,153	EUR	1,417,338	12/21/22	19,744

USD	1,171,739	EUR	1,164,497	12/21/22	16,222

USD	780,565	EUR	775,740	12/21/22	10,806

USD	775,689	EUR	770,895	12/21/22	10,739

USD	482,711	EUR	479,727	12/21/22	6,683

USD	264,046	EUR	262,414	12/21/22	3,655

USD	2,164,545	IDR	32,405,834,412	12/21/22	93,996

USD	356,605	IDR	5,314,000,000	12/21/22	17,071

USD	5,692	IDR	85,100,000	12/21/22	255

USD	5,255	IDR	78,670,740	12/21/22	228

USD	1,805	IDR	26,900,000	12/21/22	86

USD	1,819,232	NZD	3,027,008	12/21/22	58,009

USD	162,119	PEN	634,000	12/21/22	3,864

USD	70,897	PEN	278,574	12/21/22	1,361

USD	64,431	PEN	253,000	12/21/22	1,278

USD	271,746	PEN	1,087,255	12/21/22	352

USD	2,373	PEN	9,515	12/21/22	(2)

BRL	712,000	USD	130,223	1/4/23	5,805

BRL	453,638	USD	83,032	1/4/23	3,636

IDR	1,525,000,000	USD	99,991	1/11/23	(2,666)

IDR	1,624,000,000	USD	106,422	1/11/23	(2,779)

IDR	1,827,000,000	USD	119,850	1/11/23	(3,252)

JPY	546,145,699	USD	3,823,115	1/12/23	(115,394)

USD	159,724	IDR	2,435,000,000	7/11/23	5,773

USD	91,708	IDR	1,398,000,000	7/11/23	3,320

USD	75,028	IDR	1,143,000,000	7/11/23	2,762

					$80,520

Forward Foreign Currency Exchange Contracts (OTC)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

KZT	6,498,460	USD	13,468	Citibank, N.A.	11/1/22	$443	$—

KZT	6,498,460	USD	13,468	Citibank, N.A.	11/1/22	443	—

USD	13,879	KZT	6,498,460	Citibank, N.A.	11/1/22	—	(32)

USD	13,879	KZT	6,498,460	Citibank, N.A.	11/1/22	—	(32)

EUR	104,336	USD	104,867	UBS AG	11/4/22	—	(1,743)

KZT	12,424,360	USD	25,551	JPMorgan Chase Bank, N.A.	11/7/22	997	—

KZT	12,373,231	USD	25,644	JPMorgan Chase Bank, N.A.	11/7/22	795	—

23	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

KZT	7,845,674	USD	15,927	Citibank, N.A.	11/22/22	$748	$—

KZT	7,836,117	USD	15,927	Citibank, N.A.	11/22/22	728	—

KZT	6,435,109	USD	13,296	JPMorgan Chase Bank, N.A.	11/25/22	367	—

KZT	39,200,495	USD	79,635	Citibank, N.A.	11/28/22	3,505	—

KZT	15,632,417	USD	31,854	Citibank, N.A.	11/28/22	1,301	—

KZT	15,600,563	USD	31,854	Citibank, N.A.	11/28/22	1,233	—

SGD	2,140,000	USD	1,535,871	HSBC Bank USA, N.A.	11/29/22	—	(23,896)

KZT	10,382,887	USD	21,331	JPMorgan Chase Bank, N.A.	12/2/22	659	—

KZT	10,181,991	USD	20,940	JPMorgan Chase Bank, N.A.	12/6/22	590	—

USD	1,384,960	ILS	4,700,000	Citibank, N.A.	12/8/22	51,859	—

KZT	12,507,444	USD	25,565	JPMorgan Chase Bank, N.A.	12/13/22	810	—

KZT	12,488,271	USD	25,565	JPMorgan Chase Bank, N.A.	12/13/22	769	—

KZT	18,809,100	USD	38,347	JPMorgan Chase Bank, N.A.	12/15/22	1,284	—

USD	390,052	ZAR	6,946,428	State Street Bank and Trust Company	12/15/22	13,146	—

USD	261,462	ZAR	4,616,765	State Street Bank and Trust Company	12/15/22	10,961	—

USD	197,039	ZAR	3,462,574	State Street Bank and Trust Company	12/15/22	9,164	—

USD	131,360	ZAR	2,308,383	State Street Bank and Trust Company	12/15/22	6,109	—

ZAR	239,621	USD	13,570	State Street Bank and Trust Company	12/15/22	—	(569)

ZAR	239,621	USD	13,636	State Street Bank and Trust Company	12/15/22	—	(634)

ZAR	239,621	USD	13,636	State Street Bank and Trust Company	12/15/22	—	(634)

ZAR	728,037	USD	40,880	State Street Bank and Trust Company	12/15/22	—	(1,378)

MXN	245,733	USD	12,110	Goldman Sachs International	12/21/22	186	—

MXN	8,664,776	USD	426,031	UBS AG	12/21/22	7,564	—

MXN	7,968,206	USD	392,591	UBS AG	12/21/22	6,146	—

THB	1,702,600	USD	46,247	Standard Chartered Bank	12/21/22	—	(1,316)

THB	1,700,000	USD	46,309	Standard Chartered Bank	12/21/22	—	(1,446)

THB	2,000,000	USD	54,331	Standard Chartered Bank	12/21/22	—	(1,551)

USD	826,342	MXN	16,878,715	Standard Chartered Bank	12/21/22	—	(18,285)

USD	582,670	CNH	3,900,000	BNP Paribas	12/22/22	49,505	—

USD	179,354	CNH	1,200,000	BNP Paribas	12/22/22	15,303	—

USD	104,582	CNH	700,000	BNP Paribas	12/22/22	8,885	—

USD	29,892	CNH	200,000	BNP Paribas	12/22/22	2,551	—

USD	134,465	CNH	900,000	JPMorgan Chase Bank, N.A.	12/22/22	11,427	—

USD	14,940	CNH	100,000	JPMorgan Chase Bank, N.A.	12/22/22	1,270	—

USD	164,325	CNH	1,100,000	Standard Chartered Bank	12/22/22	13,945	—

USD	149,520	CNH	1,000,501	Standard Chartered Bank	12/22/22	12,742	—

USD	29,877	CNH	200,000	Standard Chartered Bank	12/22/22	2,535	—

USD	25,555	CNH	171,000	Standard Chartered Bank	12/22/22	2,178	—

USD	34,615	ILS	121,667	Goldman Sachs International	1/4/23	—	(11)

						$240,148	$(51,527)

24	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Non-Deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

11/22/22	COP	645,915	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	$130,785	$(5,352)

11/23/22	COP	699,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	141,534	1,971

12/3/22	COP	309,900	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	62,749	238

12/7/22	COP	350,000	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	70,868	(442)

12/8/22	COP	1,056,780	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	213,977	9,796

12/8/22	COP	400,000	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	80,992	2,577

12/14/22	COP	609,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	123,311	(423)

12/15/22	COP	687,700	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	139,246	(1,134)

12/16/22	COP	604,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	122,298	1,941

12/19/22	COP	881,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	178,385	(1,302)

12/21/22	COP	213,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	43,128	1,434

12/22/22	COP	233,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	47,178	1,138

12/23/22	COP	991,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	200,658	6,407

1/10/23	COP	158,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	31,992	—

						$16,849

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 10-Year Treasury Note	8	Long	12/20/22	$884,750	$(55,875)

Euro-Bobl	(12)	Short	12/8/22	(1,419,166)	36,763

Euro-Buxl	(1)	Short	12/8/22	(142,525)	14,032

U.S. Ultra 10-Year Treasury Note	(10)	Short	12/20/22	(1,159,844)	100,479

U.S. Ultra-Long Treasury Bond	(1)	Short	12/20/22	(127,656)	22,086

					$117,485

25	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$34,681

EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	34,681

EUR	200	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	23,098

EUR	280	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	34,216

EUR	200	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(27,204)

EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(40,806)

EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(40,911)

EUR	280	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(42,779)

USD	880	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.90% (pays upon termination)	1/11/27	(37,083)

USD	1,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(55,199)

USD	450	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(19,394)

USD	800	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	34,638

USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	17,158

USD	490	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	25,230

							$(59,674)

Interest Rate Swaps (Centrally Cleared)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

AUD	7,060	Pays	6-month AUD Bank Bill (pays semi-annually)	1.58% (pays semi-annually)	1/17/24	$(117,464)	$—	$(117,464)

BRL	2,559	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.48% (pays upon termination)	1/2/25	(2,064)	—	(2,064)

26	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	2,556	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.49% (pays upon termination)	1/2/25	$ (1,961)	$—	$(1,961)

BRL	1,685	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.51% (pays upon termination)	1/2/25	(1,159)	—	(1,159)

BRL	7,743	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.72% (pays upon termination)	1/2/25	(833)	—	(833)

BRL	1,200	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.53% (pays upon termination)	1/4/27	1,554	—	1,554

CAD	3,870	Pays	3-month Canadian Bankers Acceptances (pays quarterly)	2.19% (pays semi-annually)	1/18/24	(66,196)	—	(66,196)

CAD	2,610	Pays	3-month Canadian Bankers Acceptances (pays quarterly)	2.19% (pays semi-annually)	1/18/24	(44,588)	—	(44,588)

CAD	2,280	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	3.45% (pays semi-annually)	7/21/27	(27,748)	1	(27,747)

CLP	279,100	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.61% (pays semi-annually)	12/21/27	293	—	293

CLP	66,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.20% (pays semi-annually)	4/8/32	(965)	—	(965)

CLP	202,840	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.35% (pays semi-annually)	4/11/32	(793)	—	(793)

CLP	38,900	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.40% (pays semi-annually)	4/20/32	32	—	32

CLP	198,050	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.38% (pays semi-annually)	4/22/32	(17)	—	(17)

CNY	24,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.76% (pays quarterly)	6/1/26	58,927	—	58,927

CNY	1,450	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.45% (pays quarterly)	12/16/26	1,277	—	1,277

CNY	1,800	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	9/21/27	1,316	—	1,316

CNY	3,100	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	9/21/27	2,267	—	2,267

CNY	1,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.50% (pays quarterly)	9/21/27	1,193	—	1,193

CNY	1,600	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.50% (pays quarterly)	9/21/27	1,518	—	1,518

27	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.51% (pays quarterly)	9/21/27	$ 1,024	$—	$1,024

CNY	1,600	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	1,717	—	1,717

CNY	500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	549	—	549

CNY	1,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	1,647	—	1,647

CNY	1,600	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.53% (pays quarterly)	9/21/27	1,767	—	1,767

COP	347,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.00% (pays quarterly)	11/26/25	9,951	—	9,951

COP	984,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.05% (pays quarterly)	11/26/25	27,934	—	27,934

COP	303,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.06% (pays quarterly)	11/26/25	8,208	—	8,208

COP	636,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.09% (pays quarterly)	11/26/25	17,163	—	17,163

COP	310,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.14% (pays quarterly)	11/26/25	8,278	—	8,278

COP	318,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.18% (pays quarterly)	11/26/25	8,426	—	8,426

COP	651,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.25% (pays quarterly)	11/26/25	17,012	—	17,012

COP	853,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.03% (pays quarterly)	11/26/25	19,593	—	19,593

COP	210,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.60% (pays quarterly)	11/26/25	3,007	—	3,007

COP	400,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.75% (pays quarterly)	11/26/25	5,376	—	5,376

COP	211,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.85% (pays quarterly)	11/26/25	2,719	—	2,719

COP	213,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	9.23% (pays quarterly)	11/26/25	2,293	—	2,293

COP	147,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	9.42% (pays quarterly)	11/26/25	1,434	—	1,434

28	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	351,773	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.00% (pays quarterly)	11/26/25	$ 2,287	$—	$2,287

COP	131,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.17% (pays quarterly)	11/26/25	727	(2)	725

COP	252,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.28% (pays quarterly)	11/26/25	1,250	—	1,250

COP	1,132,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	45,164	—	45,164

COP	480,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	18,883	—	18,883

COP	514,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	19,940	—	19,940

COP	1,135,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.93% (pays quarterly)	12/21/27	(7,378)	—	(7,378)

COP	511,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	12.10% (pays quarterly)	12/21/27	(3,958)	—	(3,958)

COP	181,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	9,220	—	9,220

COP	129,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	6,572	—	6,572

COP	726,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	11.93% (pays quarterly)	12/21/32	(8,437)	—	(8,437)

HUF	98,100	Receives	6-month HUF BUBOR (pays semi-annually)	10.03% (pays annually)	9/21/27	18,340	—	18,340

ILS	1,580	Pays	3-month ILS TELBOR (pays quarterly)	3.64% (pays annually)	12/21/27	66	—	66

INR	35,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.87% (pays semi-annually)	12/21/27	(1,440)	—	(1,440)

JPY	80,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.43% (pays annually)	6/15/32	4,078	—	4,078

JPY	90,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.43% (pays annually)	6/15/32	4,587	—	4,587

KRW	6,626,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(107,073)	—	(107,073)

KRW	4,556,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(73,597)	—	(73,597)

KRW	1,595,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.77% (pays quarterly)	10/5/23	(25,640)	—	(25,640)

29	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)

Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

KRW	3,112,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.29% (pays quarterly)	7/25/25	$ (49,154)	$—	$(49,154)

NZD	3,880	Pays	3-month NZD Bank Bill (pays quarterly)	2.69% (pays semi-annually)	1/18/24	(55,747)	—	(55,747)

NZD	3,780	Pays	3-month NZD Bank Bill (pays quarterly)	2.71% (pays semi-annually)	1/18/24	(53,891)	—	(53,891)

PLN	650	Receives	6-month PLN WIBOR (pays semi-annually)	6.51% (pays annually)	6/28/32	8,323	—	8,323

PLN	650	Receives	6-month PLN WIBOR (pays semi-annually)	6.78% (pays annually)	6/28/32	5,709	—	5,709

PLN	800	Receives	6-month PLN WIBOR (pays semi-annually)	6.99% (pays annually)	9/21/32	4,380	—	4,380

THB	9,788	Pays	Thai Overnight Repurchase Rate (pays quarterly)	2.87% (pays quarterly)	12/21/27	180	—	180

THB	10,212	Pays	Thai Overnight Repurchase Rate (pays quarterly)	2.87% (pays quarterly)	12/21/27	239	—	239

THB	70,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	1.37% (pays semi-annually)	10/17/29	(200,580)	—	(200,580)

TWD	80,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.00% (pays quarterly)	3/16/27	52,017	—	52,017

USD	500	Receives	SOFR (pays annually)	1.39% (pays annually)	1/12/27	50,956	—	50,956

USD	500	Receives	SOFR (pays annually)	1.39% (pays annually)	1/13/27	51,087	—	51,087

Total						$(340,203)	$(1)	$(340,204)

Credit Default Swaps - Sell Protection (Centrally Cleared)

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Pemex	$2,100	1.00% (pays quarterly)(1)	6.65%	12/20/27	$(454,805)	$478,206	$23,401

Total	$2,100				$(454,805)	$478,206	$23,401

30	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

Credit Default Swaps - Sell Protection (OTC)

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Goldman Sachs International	$300	1.00% (pays quarterly)(1)	0.71%	6/20/24	$1,726	$(1,466)	$260

Vietnam	Goldman Sachs International	900	1.00% (pays quarterly)(1)	1.56	12/20/27	(21,487)	30,895	9,408

Total		$1,200				$(19,761)	$29,429	$9,668

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2022, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $3,300,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps (OTC)

Counterparty	Portfolio Receives	Portfolio Pays	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)

BNP Paribas	3-month PLN WIBOR + 1.45% on PLN 520,798 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount at effective date*	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount*	10/14/25/ 10/14/28	$(29)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 63,504,540 (pays semi-annually)**	2.10% on CLP equivalent of CLF 2,000 (pays semi-annually)**	Not Applicable/ 4/8/32	(3,940)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 158,776,700 (pays semi-annually)**	2.25% on CLP equivalent of CLF 5,000 (pays semi-annually)**	Not Applicable/ 4/11/32	(12,153)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 28,777,725 (pays semi-annually)**	1.85% on CLP equivalent of CLF 900 (pays semi-annually)**	Not Applicable/ 4/20/32	(927)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 160,077,000 (pays semi-annually)**	1.84% on CLP equivalent of CLF 5,000 (pays semi-annually)**	Not Applicable/ 4/22/32	(4,954)

				$(22,003)

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

*

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

**

At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.

Abbreviations:

BUBOR	–	Budapest Interbank Offered Rate

COF	–	Cost of Funds 11th District

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

EURIBOR	–	Euro Interbank Offered Rate

FBIL	–	Financial Benchmarks India Ltd.

HICP	–	Harmonised Indices of Consumer Prices

31	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Portfolio of Investments — continued

MIBOR	–	Mumbai Interbank Offered Rate

OTC	–	Over-the-counter

SOFR	–	Secured Overnight Financing Rate

TAIBOR	–	Taipei Interbank Offered Rate

TBA	–	To Be Announced

TELBOR	–	Tel Aviv Interbank Offered Rate

WIBOR	–	Warsaw Interbank Offered Rate

Currency Abbreviations:

AUD	–	Australian Dollar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

DOP	–	Dominican Peso

EUR	–	Euro

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

ILS	–	Israeli Shekel

INR	–	Indian Rupee

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KRW	–	South Korean Won

KZT	–	Kazakhstani Tenge

MXN	–	Mexican Peso

NZD	–	New Zealand Dollar

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

TWD	–	Taiwan New Dollar

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

UYU	–	Uruguayan Peso

ZAR	–	South African Rand

32	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Unaffiliated investments, at value (identified cost $34,895,548)	$28,453,663

Affiliated investment, at value (identified cost $1,368,351)	1,368,351

Cash	408

Deposits for derivatives collateral:

Futures contracts	70,982

Centrally cleared derivatives	1,693,563

Foreign currency, at value (identified cost $558,677)	554,393

Interest and dividends receivable	376,931

Dividends receivable from affiliated investment	3,480

Receivable for investments sold	1,529,683

Receivable for variation margin on open futures contracts	8,283

Receivable for open forward foreign currency exchange contracts	240,148

Receivable for open swap contracts	9,668

Upfront payments on open non-centrally cleared swap contracts	1,466

Receivable for open non-deliverable bond forward contracts	25,502

Receivable from affiliate	22,408

Total assets	$34,358,929

Liabilities

Written swaptions outstanding, at value (premiums received $61,500)	$171,406

Payable for investments purchased	5,274,094

Payable for variation margin on open centrally cleared derivatives	75,310

Payable for open forward foreign currency exchange contracts	51,527

Payable for open swap contracts	22,003

Payable for closed swap contracts	1,399

Upfront receipts on open non-centrally cleared swap contracts	30,895

Payable for open non-deliverable bond forward contracts	8,653

Payable to affiliate:

Investment adviser fee	11,939

Trustees’ fees	247

Accrued expenses	156,590

Total liabilities	$5,804,063

Net Assets applicable to investors’ interest in Portfolio	$28,554,866

33	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income from affiliated investments	$13,263

Interest income (net of foreign taxes withheld of $31,679)	1,547,564

Total investment income	$1,560,827

Expenses

Investment adviser fee	$202,967

Trustees’ fees and expenses	2,926

Custodian fee	140,696

Legal and accounting services	79,050

Interest expense	9,755

Miscellaneous	20,293

Total expenses	$455,687

Deduct:

Waiver and/or reimbursement of expenses by affiliate	$162,381

Total expense reductions	$162,381

Net expenses	$293,306

Net investment income	$1,267,521

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment transactions (net of foreign capital gains taxes of $1,896)	$(1,635,600)

Investment transactions - affiliated investment	(395)

Futures contracts	582,589

Swap contracts	349,652

Foreign currency transactions	117,306

Forward foreign currency exchange contracts	(1,971,599)

Non-deliverable bond forward contracts	(281,908)

Net realized loss	$(2,839,955)

Change in unrealized appreciation (depreciation):

Investments (including net decrease in accrued foreign capital gains taxes of $7,888)	$(6,629,221)

Written swaptions	(109,906)

Futures contracts	77,439

Swap contracts	(259,242)

Foreign currency	10,594

Forward foreign currency exchange contracts	501,030

Non-deliverable bond forward contracts	30,108

Net change in unrealized appreciation (depreciation)	$(6,379,198)

Net realized and unrealized loss	$(9,219,153)

Net decrease in net assets from operations	$(7,951,632)

34	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Statement of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$1,267,521	$1,110,378

Net realized gain (loss)	(2,839,955)	232,563

Net change in unrealized appreciation (depreciation)	(6,379,198)	(1,483,991)

Net decrease in net assets from operations	$(7,951,632)	$(141,050)

Capital transactions:

Contributions	$3,228,450	$8,877,399

Withdrawals	(24,824,354)	(7,801,173)

Net increase (decrease) in net assets from capital transactions	$(21,595,904)	$1,076,226

Net increase (decrease) in net assets	$(29,547,536)	$935,176

Net Assets

At beginning of year	$58,102,402	$57,167,226

At end of year	$28,554,866	$58,102,402

35	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022		2021		2020		2019		2018

Ratios (as a percentage of average daily net assets):

Expenses	0.72	%(1)(2)(3)	0.71	%(2)(3)	0.71	%(2)(3)	0.81	%(2)(3)	0.81	%(2)(3)

Net investment income	3.13%		1.86%		2.48%		3.73%		3.81%

Portfolio Turnover	159	%(4)	102	%(4)	88	%(4)	92%		23%

Total Return	(18.54	)%(3)	(0.08	)%(3)	6.04	%(3)	5.92	%(3)	(2.28	)%(3)

Net assets, end of year (000’s omitted)	$28,555		$58,102		$57,167		$84,644		$95,163

(1)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(2)

Includes interest expense of 0.02% of average daily net assets for the year ended October 31, 2022 and 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020, 2019 and 2018.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.40%, 0.19%, 0.16%, 0.09% and 0.11% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the effect of To-Be-Announced (TBA) transactions.

36	See Notes to Financial Statements.

International Income Portfolio

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Global Bond Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on

37

International Income Portfolio

October 31, 2022

Notes to Financial Statements — continued

its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Futures Contracts — Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio

38

International Income Portfolio

October 31, 2022

Notes to Financial Statements — continued

had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

M  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

N  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

39

International Income Portfolio

October 31, 2022

Notes to Financial Statements — continued

O  Swaptions — A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

P  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.500%

$1 billion but less than $2.5 billion	0.475%

$2.5 billion but less than $5 billion	0.455%

$5 billion and over	0.440%

For the year ended October 31, 2022, the Portfolio’s investment adviser fee amounted to $202,967 or 0.50% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $161,279 of the Portfolio’s operating expenses for the year ended October 31, 2022.

Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $1,102 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the year ended October 31, 2022 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$38,761,740	$43,836,871

U.S. Government and Agency Securities	6,302,648	351,908

	$45,064,388	$44,188,779

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International Income Portfolio

October 31, 2022

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$37,014,149

Gross unrealized appreciation	$294,447

Gross unrealized depreciation	(4,301,616)

Net unrealized depreciation	$(4,007,169)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, cross-currency swaps and options contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $275,076. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $306,113 at October 31, 2022.

The OTC derivatives in which the Portfolio invests (except for written swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/ or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/ or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The

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International Income Portfolio

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Notes to Financial Statements — continued

portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$1	$1

Not applicable	—	705,149 *	887,542 *	1,592,691

Receivable for open forward foreign currency exchange contracts	—	240,148	—	240,148

Receivable for open swap contracts; Upfront payments on open non-centrally cleared swap contracts	1,726	—	—	1,726

Receivable for open non-deliverable bond forward contracts	—	—	25,502	25,502

Total Asset Derivatives	$1,726	$945,297	$913,045	$1,860,068

Derivatives not subject to master netting or similar agreements	$—	$705,149	$887,542	$1,592,691

Total Asset Derivatives subject to master netting or similar agreements	$1,726	$240,148	$25,503	$267,377

Written swaptions outstanding, at value	$—	$—	$(171,406)	$(171,406)

Not applicable	(454,805)*	(624,629)*	(1,169,934)*	(2,249,368)

Payable for open forward foreign currency exchange contracts	—	(51,527)	—	(51,527)

Payable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(21,487)	—	(22,003)	(43,490)

Payable for open non-deliverable bond forward contracts	—	—	(8,653)	(8,653)

Total Liability Derivatives	$(476,292)	$(676,156)	$(1,371,996)	$(2,524,444)

Derivatives not subject to master netting or similar agreements	$(454,805)	$(624,629)	$(1,169,934)	$(2,249,368)

Total Liability Derivatives subject to master netting or similar agreements	$(21,487)	$(51,527)	$(202,062)	$(275,076)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2022.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$12,374	$(12,374)	$—	$—	$—

BNP Paribas	76,244	(29)	—	—	76,215

Citibank, N.A.	60,260	(64)	—	—	60,196

Goldman Sachs International	15,041	(15,041)	—	—	—

JPMorgan Chase Bank, N.A.	18,968	(18,968)	—	—	—

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International Income Portfolio

October 31, 2022

Notes to Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Standard Chartered Bank	$31,400	$(22,598)	$—	$—	$8,802

State Street Bank and Trust Company	39,380	(3,215)	—	—	36,165

UBS AG	13,710	(1,743)	—	—	11,967

	$267,377	$(74,032)	$—	$—	$193,345

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(120,730)	$12,374	$108,356	$—	$—

BNP Paribas	(29)	29	—	—	—

Citibank, N.A.	(64)	64	—	—	—

Goldman Sachs International	(46,331)	15,041	—	—	(31,290)

HSBC Bank USA, N.A.	(23,896)	—	—	—	(23,896)

JPMorgan Chase Bank, N.A.	(56,470)	18,968	37,502	—	—

Standard Chartered Bank	(22,598)	22,598	—	—	—

State Street Bank and Trust Company	(3,215)	3,215	—	—	—

UBS AG	(1,743)	1,743	—	—	—

	$(275,076)	$74,032	$145,858	$—	$(55,186)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

43

International Income Portfolio

October 31, 2022

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2022 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss):

Futures contracts	$—	$—	$582,589	$582,589

Swap contracts	(222,723)	—	572,375	349,652

Forward foreign currency exchange contracts	—	(1,971,599)	—	(1,971,599)

Non-deliverable bond forward contracts	—	—	(281,908)	(281,908)

Total	$(222,723)	$(1,971,599)	$873,056	$(1,321,266)

Change in unrealized appreciation (depreciation):

Investments	$—	$—	$(9,711)	$(9,711)

Written swaptions	—	—	(109,906)	(109,906)

Futures contracts	—	—	77,439	77,439

Swap contracts	74,143	—	(333,385)	(259,242)

Forward foreign currency exchange contracts	—	501,030	—	501,030

Non-deliverable bond forward contracts	—	—	30,108	30,108

Total	$74,143	$501,030	$(345,455)	$229,718

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Call Options	Written Swaptions	Swap Contracts

$830,000	$4,703,000	$82,875,000	$1,693,000	$23,500,000	$1,154,000	$62,077,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2022.

44

International Income Portfolio

October 31, 2022

Notes to Financial Statements — continued

7  Investments in Affiliated Funds

At October 31, 2022, the value of the Portfolio’s investment in funds that may be deemed to be affiliated was $1,368,351, which represents 4.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period

Short-Term Investments

Cash Reserves Fund	$54,663	$42,683,650	$(42,737,918)	$(395)	$—	$—	$2,070	—

Liquidity Fund	—	37,088,357	(35,720,006)	—	—	1,368,351	11,193	1,368,351

Total				$(395)	$—	$1,368,351	$13,263

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$1,572,634	$—	$1,572,634

Foreign Corporate Bonds	—	1,392,362	—	1,392,362

Sovereign Government Bonds	—	14,978,995	532,429	15,511,424

U.S. Government Agency Mortgage-Backed Securities	—	2,779,419	—	2,779,419

U.S. Treasury Obligations	—	1,376,417	—	1,376,417

Short-Term Investments:

Affiliated Fund	1,368,351	—	—	1,368,351

Sovereign Government Securities	—	1,362,569	41,884	1,404,453

U.S. Treasury Obligations	—	4,416,953	—	4,416,953

Purchased Call Options	—	1	—	1

Total Investments	$1,368,351	$27,879,350	$574,313	$29,822,014

Forward Foreign Currency Exchange Contracts	$—	$945,297	$—	$945,297

Non-Deliverable Bond Forward Contracts	—	25,502	—	25,502

Futures Contracts	173,360	—	—	173,360

Swap Contracts	—	715,908	—	715,908

Total	$1,541,711	$29,566,057	$574,313	$31,682,081

45

International Income Portfolio

October 31, 2022

Notes to Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total

Written Interest Rate Swaptions	$—	$(171,406)	$—	$(171,406)

Forward Foreign Currency Exchange Contracts	—	(676,156)	—	(676,156)

Non-Deliverable Bond Forward Contracts	—	(8,653)	—	(8,653)

Futures Contracts	(55,875)	—	—	(55,875)

Swap Contracts	—	(1,612,354)	—	(1,612,354)

Total	$(55,875)	$(2,468,569)	$—	$(2,524,444)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Sovereign Government Bonds	Sovereign Government Securities

Balance as of October 31, 2021	$—	$—

Realized gains (losses)	(9,350)	—

Change in net unrealized appreciation (depreciation)	(1,423,114)	(11,739)

Cost of purchases	64,992	52,046

Proceeds from sales, including return of capital	(63,971)	—

Accrued discount (premium)	—	1,577

Transfers to Level 3	1,963,872	—

Transfers from Level 3	—	—

Balance as of October 31, 2022	$532,429	$41,884

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2022	$(1,421,154)	$(11,739)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2022:

Type of Investment	Fair Value as of October 31, 2022	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*

Sovereign Government Bonds	$532,429	Third Party Indication of Value	Foreign Currency Exchange Rate	40.20 UAH/USD	Decrease

Sovereign Government Securities	41,884	Third Party Indication of Value	Foreign Currency Exchange Rate	40.20 UAH/USD	Decrease

*

Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

46

International Income Portfolio

October 31, 2022

Notes to Financial Statements — continued

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

On February 24, 2022, Russia launched an invasion of Ukraine, following rising tensions over the buildup of Russian troops along the Ukrainian border and joint military exercises by Russia with Belarus. In response to the invasion, many countries, including the U.S., have imposed economic sanctions on Russian governmental institutions, Russian entities, and Russian individuals. The conflict and sanctions have had a negative impact on the Russian economy, on the Russian currency, and on investments having exposure to Russia, Belarus and Ukraine. The conflict could also have a significant effect on investments outside the region. The duration and extent of the military conflict with Russia and the related sanctions cannot be predicted at this time.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

47

International Income Portfolio

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 28, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

48

Eaton Vance

Global Bond Fund

October 31, 2022

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•

The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

49

Eaton Vance

Global Bond Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;

•	Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•

Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;

•

Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;

•

The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

50

Eaton Vance

Global Bond Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Bond Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between International Income Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.

The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel. The Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors relevant to investment in a broad range of income securities. The Board also considered each Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board noted that, effective October 16, 2019, the Fund changed its name and investment strategies to allow the Fund, under normal market conditions, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Board also noted that the Fund normally invests at least 40% of its net assets in foreign investments. Although the Board considered information comparing the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a custom peer group of similarly managed funds, the Board determined, in light of the recent changes to the Fund, to continue to monitor and evaluate the effectiveness of such changes over time.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

51

Eaton Vance

Global Bond Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

52

Eaton Vance

Global Bond Fund

October 31, 2022

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

53

Eaton Vance

Global Bond Fund

October 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust/Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Alan C. Bowser(1) 1962	Trustee	Since 2022

Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).

Other Directorships. None.

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

54

Eaton Vance

Global Bond Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

55

Eaton Vance

Global Bond Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

56

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

57

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

58

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

59

This Page Intentionally Left Blank

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.22

Eaton Vance

Short Duration Government Income Fund

Annual Report

October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022

Eaton Vance

Short Duration Government Income Fund

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

The 12-month period ended October 31, 2022, saw a reversal in U.S. monetary policy in response to surging inflation, a hot housing market, and strength in the U.S. labor market. At the same time, financial markets suffered as prices for equity and fixed-income assets around the globe experienced steep declines, while U.S. Treasury yields generally rose.

The period began with the U.S. Federal Reserve (the Fed) taking its first step toward tighter monetary policy by tapering its monthly asset purchases. As COVID-19 vaccinations increased and the U.S. economy began to recover, a jump in consumer and corporate spending raised the threat of out-of-control inflation.

Against the backdrop of rising inflation readings, the Fed’s hawkish response — to intentionally slow economic growth by raising the cost of borrowing through higher interest rates — caused short-term U.S. Treasury yields to shoot higher and longer term yields to fall. Reduced demand for agency mortgage-backed securities (MBS) also caused the yield spreads on these securities to widen toward the end of 2021.

During the first quarter of 2022, major central banks worldwide tightened their monetary policies to seek to rein in inflation, which forced bond yields even higher. In February, Russia’s invasion of Ukraine pushed energy costs further up and COVID-19 lockdowns in China exacerbated global supply-chain disruptions, adding to inflationary pressures. Short-term U.S. Treasury yields continued to grow while the Fed raised the federal funds rate 0.25% in March — to a 0.25%-0.50% range — and signaled several more increases by year-end. Mortgage rates skyrocketed during the period, resulting in a drop in refinancing activity.

Surging inflation, growing fears of recession, and a tight monetary policy weighed on investor sentiment during the second quarter of 2022. This led to declines in equity and fixed-income markets, and a further rise in U.S. Treasury yields. The agency MBS market remained under pressure due to heightened interest rate volatility and concerns about a potential increase in MBS sell-offs by the Fed.

At its June, July, and September meetings, the Fed hiked the federal funds rate 0.75% each time — to a 3.00%-3.25% range — its first moves of that magnitude since 1994, leading the MBS market to its worst quarterly return since 1981. Meanwhile, mortgage rates ended the period at their highest levels since 2008. Despite the Fed raising rates, inflation remained stubbornly high during the third quarter of 2022.

For the period as a whole, the 2-year U.S. Treasury yield rose by roughly 4%, and the average 30-year fixed-rate mortgage briefly rose above 7% — its highest point in more than 20 years. Agency MBS spreads widened by more than 100 basis points during the period — levels not seen since the Great Recession.

Fund Performance

For the 12-month period ended October 31, 2022, Eaton Vance Short Duration Government Income Fund (the Fund) returned -2.85% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofA 0-1 Year U.S. Treasury Index (the Index), which returned -0.07%.

The main detractor from Fund performance relative to the Index during the period was its exposure to fixed-rate agency mortgage-backed securities (Agency MBS) pools, which were negatively impacted by the sharp rise in interest rates during the period. The Fund’s allocation to lower coupon collateralized mortgage obligations also weighed on returns versus the Index due to higher Treasury yields and wider Agency MBS spreads.

Strong performance by the Fund’s interest-only securities helped offset some market headwinds as interest-only MBS prices reacted positively to rising rates. Exposure to floating-rate government-guaranteed loans also contributed to Fund returns relative to the Index during a period when bond coupons generally adjusted higher and MBS prices remained relatively stable amid market volatility.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Performance

Portfolio Manager(s) Andrew Szczurowski, CFA and Alexander Payne, CFA

% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Advisers Class at NAV	05/17/2021	09/30/2002	(2.73)%	0.64%	0.82%
Class A at NAV	09/30/2002	09/30/2002	(2.85)	0.64	0.82
Class A with 2.25% Maximum Sales Charge	—	—	(4.99)	0.18	0.59
Class C at NAV	09/30/2002	09/30/2002	(3.43)	0.04	0.34
Class C with 1% Maximum Deferred Sales Charge	—	—	(4.38)	0.04	0.34
Class I at NAV	05/04/2009	09/30/2002	(2.49)	0.91	1.09

ICE BofA 0-1 Year U.S. Treasury Index	—	—	(0.07)%	1.15%	0.75%

% Total Annual Operating Expense Ratios[3]		Advisers Class	Class A	Class C	Class I

		0.77%	0.77%	1.37%	0.52%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Advisers Class	$10,000	10/31/2012	$10,855	N.A.
Class C	$10,000	10/31/2012	$10,345	N.A.

Class I, at minimum investment	$1,000,000	10/31/2012	$1,114,202	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Fund Profile

Asset Allocation (% of total investments)1

Footnotes:

[1]	Other represents any investment type less than 1% of total investments.

4

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Endnotes and Additional Disclosures

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]

ICE BofA 0-1 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities having a maturity of less than one year. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Advisers Class is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[3]

Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.

Additional Information

Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

5

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Fund Expenses

Example

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio%

Actual
Advisers Class	$1,000.00	$977.30	$3.99	0.80%
Class A	$1,000.00	$976.10	$4.03	0.81%
Class C	$1,000.00	$973.20	$6.96	1.40%
Class I	$1,000.00	$978.50	$2.74	0.55%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,021.17	$4.08	0.80%
Class A	$1,000.00	$1,021.12	$4.13	0.81%
Class C	$1,000.00	$1,018.15	$7.12	1.40%
Class I	$1,000.00	$1,022.43	$2.80	0.55%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022.

6

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments

Collateralized Mortgage Obligations — 21.8%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 2135, Class JZ, 6.00%, 3/15/29	$297	$300,111

Series 3866, Class DF, 4.862%, (1 mo. USD LIBOR + 1.45%), 5/15/41(1)	1,044	979,669

Series 4102, Class DF, 4.278%, (1 mo. USD LIBOR + 1.15%), 9/15/42(1)	271	243,135

Series 4159, Class FP, 4.028%, (1 mo. USD LIBOR + 0.90%), 11/15/42(1)	618	540,411

Series 4180, Class KF, 4.128%, (1 mo. USD LIBOR + 1.00%), 1/15/43(1)	3,147	2,784,868

Series 4204, Class AF, 4.128%, (1 mo. USD LIBOR + 1.00%), 5/15/43(1)	540	467,213

Series 4212, Class NS, 1.305%, (5.40% - 1 mo. USD LIBOR x 1.20), 6/15/43(2)	1,693	1,519,269

Series 4223, Class NF, 4.078%, (1 mo. USD LIBOR + 0.95%), 7/15/43(1)	1,931	1,741,998

Series 4249, Class CF, 3.928%, (1 mo. USD LIBOR + 0.80%), 9/15/43(1)	7,082	7,007,206

Series 4299, Class JG, 2.50%, 7/15/43	744	716,963

Series 4389, Class CA, 3.00%, 9/15/44	1,405	1,297,365

Series 4619, Class KF, 3.878%, (1 mo. USD LIBOR + 0.75%), 6/15/39(1)	710	680,292

Series 4678, Class PC, 3.00%, 1/15/46	1,705	1,611,341

Series 4876, Class FA, 4.112%, (1 mo. USD LIBOR + 0.70%), 5/15/49(1)	7,390	7,357,384

Series 4995, Class ZN, 2.50%, 7/25/50	1,016	700,073

Series 5009, Class ZN, 3.50%, 7/25/50	4,984	3,991,743

Series 5020, Class EZ, 2.00%, 10/25/50	10,793	6,570,072

Series 5021, Class CZ, 2.00%, 10/25/50	3,725	2,112,486

Series 5021, Class NZ, 2.00%, 10/25/50	3,160	1,888,274

Series 5028, Class AZ, 2.00%, 10/25/50	990	563,837

Series 5028, Class TZ, 2.00%, 10/25/50	2,659	1,655,547

Series 5028, Class ZA, 2.00%, 10/25/50	1,138	656,524

Series 5028, Class ZT, 2.00%, 10/25/50	2,213	1,301,324

Series 5031, Class Z, 2.50%, 10/25/50	8	3,869

Series 5035, Class AZ, 2.00%, 11/25/50	1,446	859,380

Series 5035, Class ZK, 2.50%, 11/25/50	16,868	11,856,892

Series 5035, Class ZT, 2.00%, 10/25/50	1,617	951,427

Series 5036, Class Z, 2.00%, 11/25/50	14,568	8,564,499

Series 5037, Class QZ, 2.00%, 11/25/50	6,493	3,821,347

Series 5037, Class ZQ, 2.00%, 11/25/50	764	445,265

Series 5038, Class Z, 2.50%, 10/25/50	4	1,731

Series 5038, Class ZN, 2.00%, 11/25/50	1,784	1,011,489

Series 5039, Class PZ, 2.00%, 11/25/50	1,154	661,277

Series 5039, Class ZJ, 2.00%, 11/25/50	350	198,689

Series 5040, Class TZ, 2.50%, 11/25/50	4,238	2,495,824

Series 5048, Class CZ, 2.00%, 12/25/50	1,860	1,067,416

Series 5050, Class DZ, 2.00%, 11/25/50	3,602	2,081,783

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 5050, Class ZC, 2.00%, 12/25/50	$6,194	$3,687,857

Series 5050, Class ZJ, 2.00%, 12/25/50	8,031	4,745,173

Series 5054, Class DZ, 2.00%, 12/25/50	15,293	9,001,310

Series 5057, Class AZ, 2.00%, 12/25/50	3,023	1,495,270

Series 5058, Class CZ, 2.00%, 1/25/51	8,588	5,250,264

Series 5058, Class Z, 2.00%, 1/25/51	700	400,563

Series 5058, Class ZA, 2.00%, 1/25/51	1,016	584,730

Series 5058, Class ZH, 3.00%, 5/25/50	2,854	2,034,157

Series 5068, Class UZ, 2.50%, 1/25/51	9,341	6,675,271

Series 5071, Class CS, 0.853%, (3.30% - 30-day average SOFR), 2/25/51(2)	6,990	3,924,406

Series 5071, Class SP, 0.853%, (3.30% - 30-day average SOFR), 2/25/51(2)	9,615	6,184,205

Series 5072, Class ZU, 2.50%, 2/25/51	2,975	2,033,641

Series 5083, Class SK, 0.605%, (3.867% - 30-day average SOFR x 1.33), 3/25/51(2)	8,471	5,217,903

Series 5083, Class ZW, 2.50%, 3/25/51	4,989	3,390,594

Series 5090, Class PZ, 2.50%, 3/25/51	521	352,309

Series 5093, Class Z, 3.00%, 1/25/51	1	560

Series 5093, Class ZM, 3.00%, 3/25/51	2	1,224

Series 5101, Class EZ, 2.00%, 3/25/51	2,003	1,022,579

Series 5104, Class WZ, 3.00%, 4/25/51	882	545,865

Series 5114, Class ZH, 3.00%, 5/25/51	532	343,083

Series 5123, Class JZ, 2.00%, 7/25/51	765	393,693

Series 5129, Class CZ, 3.00%, 8/25/50	14,763	10,182,594

Series 5129, Class HZ, 1.25%, 4/25/50	1,617	1,167,823

Series 5129, Class TZ, 2.50%, 8/25/51	3,147	2,412,177

Series 5129, Class WZ, 3.00%, 8/25/50	1	595

Series 5129, Class ZE, 3.00%, 9/25/50	201	128,422

Series 5129, Class ZH, 3.00%, 7/25/50	1	595

Series 5129, Class ZW, 3.00%, 8/25/50	1	398

Series 5131, Class QZ, 3.00%, 7/25/51	2,977	2,239,593

Series 5132, Class LZ, 2.50%, 8/25/51	8,288	5,660,878

Series 5135, Class MZ, 2.50%, 8/25/51	12,654	8,844,794

Series 5136, Class ZJ, 2.50%, 8/25/51	16,955	11,706,180

Series 5139, Class DZ, 2.50%, 9/25/51	10,197	7,030,529

Series 5139, Class EZ, 2.50%, 9/25/51	11,827	8,074,597

Series 5140, Class WZ, 2.50%, 9/25/51	6,672	4,685,985

Series 5141, Class ZJ, 2.50%, 9/25/51	12,304	8,497,130

Series 5141, Class ZP, 3.00%, 4/25/50	12,117	8,658,057

Series 5144, Class Z, 2.50%, 9/25/51	35,182	24,789,152

Series 5148, Class AZ, 2.50%, 10/25/51	38,544	27,321,797

Series 5150, Class QZ, 2.50%, 10/25/51	4,694	3,316,322

Series 5150, Class ZJ, 2.50%, 10/25/51	13,482	9,458,339

Series 5150, Class ZN, 2.50%, 10/25/51	1,186	671,465

Series 5159, Class KZ, 3.00%, 11/25/51	6,485	4,734,891

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 5159, Class MZ, 3.00%, 11/25/51	$983	$614,275

Series 5159, Class ZP, 3.00%, 11/25/51	4,435	3,232,185

Series 5159, Class ZT, 3.00%, 11/25/51	8,324	6,403,316

Series 5160, Class ZW, 3.00%, 8/25/50	2,626	1,827,001

Series 5160, Class ZY, 3.00%, 10/25/50	30,717	22,797,103

Series 5163, Class Z, 3.00%, 11/25/51	5,568	3,927,151

Series 5166, Class ZN, 3.00%, 9/25/50	9,996	7,741,502

Series 5168, Class MZ, 3.00%, 10/25/51	6,353	4,746,263

Series 5169, Class JZ, 3.00%, 1/25/49	372	238,312

Interest Only:(3)

Series 354, Class C11, 3.50%, 7/15/46	9,346	1,658,125

Series 354, Class C15, 3.50%, 11/15/46	8,416	1,833,284

Series 362, Class C7, 3.50%, 9/15/47	14,762	2,642,750

Series 362, Class C11, 4.00%, 12/15/47	4,475	903,361

Series 362, Class C12, 4.00%, 12/15/47	9,042	1,886,915

Series 380, Class C1, 3.00%, 1/25/50	33,296	5,696,150

Series 380, Class C5, 3.50%, 1/25/50	10,577	1,972,025

Series 3030, Class SL, 2.688%, (6.10% - 1 mo. USD LIBOR), 9/15/35(2)	1,056	94,275

Series 3114, Class TS, 3.238%, (6.65% - 1 mo. USD LIBOR), 9/15/30(2)	1,980	91,739

Series 3339, Class JI, 3.178%, (6.59% - 1 mo. USD LIBOR), 7/15/37(2)	957	91,917

Series 4088, Class EI, 3.50%, 9/15/41	75	906

Series 4094, Class CS, 2.588%, (6.00% - 1 mo. USD LIBOR), 8/15/42(2)	739	101,310

Series 4109, Class SA, 2.788%, (6.20% - 1 mo. USD LIBOR), 9/15/32(2)	1,115	88,398

Series 4497, Class CS, 2.788%, (6.20% - 1 mo. USD LIBOR), 9/15/44(2)	222	4,776

Series 4507, Class EI, 4.00%, 8/15/44	3,032	400,084

Series 4507, Class MI, 3.50%, 8/15/44	312	15,827

Series 4549, Class DS, 2.488%, (5.90% - 1 mo. USD LIBOR), 8/15/45(2)	941	63,388

Series 4601, Class IN, 3.50%, 7/15/46	14,633	2,547,299

Series 4625, Class BI, 3.50%, 6/15/46	2,876	480,081

Series 4637, Class IP, 3.50%, 4/15/44	168	7,347

Series 4672, Class LI, 3.50%, 1/15/43	74	563

Series 4749, Class IL, 4.00%, 12/15/47	1,023	193,915

Series 4768, Class IO, 4.00%, 3/15/48	1,186	222,122

Series 4768, Class KI, 4.00%, 11/15/47	2,073	392,334

Series 4772, Class PI, 4.00%, 1/15/48	1,288	241,325

Series 4791, Class JI, 4.00%, 5/15/48	1,855	368,691

Series 4791, Class SA, 2.788%, (6.20% - 1 mo. USD LIBOR), 5/15/48(2)	5,101	527,212

Series 4796, Class AS, 2.788%, (6.20% - 1 mo. USD LIBOR), 5/15/48(2)	3,230	326,468

Series 4808, Class IB, 4.00%, 5/15/48	4,988	982,343

Security	Principal Amount (000’s omitted)		Value

Interest Only: (continued)

Series 4966, Class SY, 2.464%, (6.05% - 1 mo. USD LIBOR), 4/25/50(2)	$4,636		$502,403

Series 5008, Class IE, 2.00%, 9/25/50	68,603		8,523,277

Series 5010, Class I, 2.00%, 9/25/50	32,084		4,006,440

Series 5010, Class IB, 2.00%, 9/25/50	47,633		5,918,003

Series 5010, Class IN, 2.00%, 9/25/50	85,855		10,726,700

Series 5010, Class NI, 2.00%, 9/25/50	17,787		2,213,929

Series 5016, Class UI, 2.00%, 9/25/50	15,243		1,893,761

Series 5017, Class DI, 2.00%, 9/25/50	31,574		3,922,790

Series 5019, Class CI, 2.00%, 10/25/50	25,809		3,242,720

Series 5020, Class CI, 2.00%, 9/25/50	6,368		770,534

Series 5022, Class AI, 2.00%, 10/25/50	34,383		4,311,196

Series 5024, Class CI, 2.00%, 10/25/50	103,935		13,108,006

Series 5025, Class GI, 2.00%, 10/25/50	11,165		1,402,761

Series 5028, Class TI, 2.00%, 10/25/50	14,363		1,461,908

Series 5038, Class DI, 2.00%, 11/25/50	82,141		10,294,401

Series 5051, Class S, 0.603%, (3.60% - 30-day average SOFR), 12/25/50(2)	31,597		1,104,043

Series 5070, Class CI, 2.00%, 2/25/51	78,614		10,525,424

Series 5191, Class IB, 2.50%, 2/25/51	53,262		8,445,345

Principal Only:(4)

Series 213, Class PO, 0.00%, 6/1/31	1,106		944,958

Series 239, Class PO, 0.00%, 8/15/36	543		409,358

Series 246, Class PO, 0.00%, 5/15/37	1,329		1,066,032

Series 3072, Class WO, 0.00%, 11/15/35	491		392,273

Series 3342, Class KO, 0.00%, 7/15/37	182		146,304

Series 3476, Class PO, 0.00%, 7/15/38	234		177,137

Series 3862, Class PO, 0.00%, 5/15/41	499		377,285

Series 4239, Class OU, 0.00%, 7/15/43	2,826		1,420,155

Federal National Mortgage Association:

Series G93-17, Class FA, 4.586%, (1 mo. USD LIBOR + 1.00%), 4/25/23(1)	1		624

Series G97-4, Class FA, 4.212%, (1 mo. USD LIBOR + 0.80%), 6/17/27(1)	71		71,184

Series 1993-203, Class PL, 6.50%, 10/25/23	15		14,827

Series 1994-14, Class F, 5.76%, (12 mo. USD LIBOR + 1.60%), 10/25/23(1)	14		14,388

Series 2001-4, Class GA, 9.00%, 4/17/25(5)	0	(6)	36

Series 2009-48, Class WA, 5.803%, 7/25/39(5)	282		283,891

Series 2009-62, Class WA, 5.581%, 8/25/39(5)	411		413,762

Series 2010-112, Class DZ, 4.00%, 10/25/40	354		337,303

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(2)	142		134,696

Series 2012-51, Class FD, 4.166%, (1 mo. USD LIBOR + 0.58%), 5/25/42(1)	18,453		18,289,585

Series 2012-103, Class ZP, 3.00%, 9/25/42	784		579,977

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2012-115, Class MX, 0.503%, (3.46% - 1 mo. USD LIBOR x 1.154), 10/25/42(2)	$628	$207,114

Series 2012-128, Class SH, 0.414%, (4.00% - 1 mo. USD LIBOR), 11/25/42(2)	3,778	2,334,031

Series 2012-128, Class WS, 0.414%, (4.00% - 1 mo. USD LIBOR), 11/25/42(2)	548	315,857

Series 2012-134, Class ZT, 2.00%, 12/25/42	1,011	786,049

Series 2013-52, Class GA, 1.00%, 6/25/43	662	588,840

Series 2013-58, Class SC, 0.622%, (6.00% - 1 mo. USD LIBOR x 1.50), 6/25/43(2)	2,651	1,973,728

Series 2013-67, Class NF, 4.586%, (1 mo. USD LIBOR + 1.00%), 7/25/43(1)	631	595,142

Series 2014-1, Class HF, 4.628%, (1 mo. USD LIBOR + 1.50%), 6/25/43(1)	730	641,300

Series 2014-5, Class LB, 2.50%, 7/25/43	27	27,011

Series 2015-74, Class SL, 0.243%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(2)	1,883	996,701

Series 2016-26, Class KS, 0.973%, (5.25% - 1 mo. USD LIBOR x 1.75), 11/25/42(2)	1,608	1,199,044

Series 2017-15, Class LE, 3.00%, 6/25/46	176	171,810

Series 2017-56, Class KF, 4.128%, (1 mo. USD LIBOR + 1.00%), 7/25/47(1)	561	551,278

Series 2017-56, Class KS, 1.872%, (5.00% - 1 mo. USD LIBOR), 7/25/47(2)	314	169,421

Series 2019-1, Class FA, 4.186%, (1 mo. USD LIBOR + 0.60%), 2/25/49(1)	6,983	6,798,522

Series 2019-8, Class FD, 4.286%, (1 mo. USD LIBOR + 0.70%), 3/25/49(1)	23,908	23,804,791

Series 2019-9, Class LF, 4.136%, (1 mo. USD LIBOR + 0.55%), 3/25/49(1)	9,005	8,899,548

Series 2019-16, Class AF, 4.136%, (1 mo. USD LIBOR + 0.55%), 4/25/49(1)	8,017	7,907,902

Series 2020-45, Class MA, 0.332%, (3.20% - 1 mo. USD LIBOR x 0.80), 6/25/43(2)	1,126	862,460

Series 2020-63, Class ZN, 3.00%, 9/25/50	300	187,615

Series 2020-81, Class CZ, 2.00%, 11/25/50	4,913	2,932,794

Series 2020-86, Class ZK, 2.00%, 12/25/50	4,206	2,458,427

Series 2020-86, Class ZP, 2.50%, 12/25/50	1,358	904,250

Series 2020-95, Class BZ, 2.50%, 1/25/51	311	218,445

Series 2020-95, Class ZT, 2.00%, 1/25/51	3,416	2,015,496

Series 2020-96, Class DZ, 2.50%, 1/25/51	8,111	5,622,220

Series 2020-96, Class EZ, 2.50%, 1/25/51	640	438,294

Series 2020-96, Class KZ, 2.50%, 1/25/51	305	210,086

Series 2021-3, Class ZH, 2.50%, 2/25/51	1,661	1,139,830

Series 2021-8, Class NZ, 2.50%, 3/25/51	1,034	566,738

Series 2021-11, Class KZ, 3.00%, 6/25/50	534	357,918

Series 2021-14, Class GZ, 2.50%, 3/25/51	669	359,495

Series 2021-22, Class MZ, 3.00%, 4/25/51	2,198	1,397,989

Series 2021-42, Class ZA, 3.00%, 2/25/51	4,657	3,289,945

Series 2021-42, Class ZD, 3.00%, 11/25/50	5,765	4,037,397

Security	Principal Amount (000’s omitted)		Value

Federal National Mortgage Association: (continued)

Series 2021-45, Class DZ, 3.00%, 7/25/51	$368		$220,379

Series 2021-51, Class EZ, 2.50%, 8/25/51	1,198		664,592

Series 2021-52, Class JZ, 2.50%, 8/25/51	14,686		10,270,397

Series 2021-54, Class HZ, 2.50%, 6/25/51	7,408		5,092,162

Series 2021-54, Class ZJ, 2.50%, 8/25/51	22,108		15,485,056

Series 2021-55, Class ZN, 2.50%, 8/25/51	345		189,982

Series 2021-56, Class HZ, 2.50%, 9/25/51	30,655		22,050,259

Series 2021-56, Class LZ, 2.50%, 9/25/51	13,957		10,113,692

Series 2021-56, Class YZ, 2.50%, 9/25/51	33,221		22,958,513

Series 2021-57, Class ZW, 2.50%, 7/25/51	18,560		12,773,250

Series 2021-59, Class EZ, 2.50%, 9/25/51	1,426		799,995

Series 2021-61, Class Z, 2.50%, 9/25/51	12,679		8,994,343

Series 2021-63, Class QZ, 2.50%, 6/25/51	9,486		6,481,547

Series 2021-64, Class ZJ, 2.50%, 10/25/51	17,191		11,959,977

Series 2021-66, Class JZ, 2.50%, 10/25/51	12,764		9,010,044

Series 2021-69, Class JZ, 2.50%, 10/25/51	13,381		9,468,973

Series 2021-77, Class WZ, 3.00%, 8/25/50	1,806		1,124,686

Series 2021-77, Class Z, 3.00%, 5/25/51	15,224		10,871,130

Series 2021-79, Class Z, 3.00%, 11/25/51	16,657		11,853,209

Series 2021-95, Class ZC, 3.00%, 8/25/51	4,370		3,226,233

Series 2022-2, Class ZN, 3.00%, 2/25/52	11,347		8,281,217

Interest Only:(3)

Series 296, Class 2, 8.00%, 4/25/24	4		38

Series 424, Class C8, 3.50%, 2/25/48	4,135		744,988

Series 2004-60, Class SW, 3.464%, (7.05% - 1 mo. USD LIBOR), 4/25/34(2)	932		38,184

Series 2005-68, Class XI, 6.00%, 8/25/35	1,312		267,170

Series 2006-65, Class PS, 3.634%, (7.22% - 1 mo. USD LIBOR), 7/25/36(2)	795		95,480

Series 2007-99, Class SD, 2.814%, (6.40% - 1 mo. USD LIBOR), 10/25/37(2)	1,241		115,256

Series 2007-102, Class ST, 2.854%, (6.44% - 1 mo. USD LIBOR), 11/25/37(2)	626		50,011

Series 2011-59, Class IW, 6.00%, 7/25/41	890		174,664

Series 2011-82, Class AI, 5.50%, 8/25/26	0	(6)	3

Series 2011-101, Class IC, 3.50%, 10/25/26	1,180		46,810

Series 2012-147, Class SA, 2.514%, (6.10% - 1 mo. USD LIBOR), 1/25/43(2)	807		84,416

Series 2014-41, Class SA, 2.464%, (6.05% - 1 mo. USD LIBOR), 7/25/44(2)	807		107,503

Series 2014-55, Class IL, 3.50%, 9/25/44	658		140,379

Series 2014-55, Class IN, 3.50%, 7/25/44	699		139,990

Series 2014-89, Class IO, 3.50%, 1/25/45	1,054		232,851

Series 2015-22, Class GI, 3.50%, 4/25/45	365		68,583

Series 2015-31, Class SG, 2.514%, (6.10% - 1 mo. USD LIBOR), 5/25/45(2)	849		150,946

Series 2015-36, Class IL, 3.00%, 6/25/45	877		131,294

Series 2016-61, Class DI, 3.00%, 4/25/46	735		78,672

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 2018-21, Class IO, 3.00%, 4/25/48	$4,418	$825,415

Series 2018-42, Class IA, 3.50%, 6/25/47	1,176	216,538

Series 2019-1, Class SA, 1.814%, (5.40% - 1 mo.

USD LIBOR), 2/25/49(2)	4,881	235,376

Series 2020-23, Class SP, 2.464%, (6.05% - 1 mo. USD LIBOR), 2/25/50(2)	13,163	1,430,109

Series 2020-45, Class HI, 2.50%, 7/25/50	7,164	1,035,405

Series 2020-62, Class DI, 2.00%, 9/25/50	39,182	4,883,728

Series 2020-72, Class DI, 2.00%, 10/25/50	24,857	3,062,953

Series 2020-72, Class IA, 2.00%, 10/25/50	25,993	3,240,873

Series 2020-73, Class NI, 2.00%, 10/25/50	41,538	5,219,892

Series 2020-89, Class PI, 2.50%, 12/25/50	14,138	2,205,872

Series 2020-94, Class DI, 2.00%, 1/25/51	15,793	2,097,974

Series 2021-3, Class KI, 2.50%, 2/25/51	30,421	4,412,392

Series 2021-3, Class LI, 2.50%, 2/25/51	28,676	4,035,825

Series 2021-10, Class EI, 2.00%, 3/25/51	12,480	1,696,935

Series 2021-34, Class QI, 3.00%, 6/25/51	42,946	7,361,018

Series 2021-73, Class AI, 2.50%, 6/25/49	8,436	924,886

Series 2021-94, Class CI, 3.00%, 1/25/52	12,146	1,930,786

Series 2022-6, Class IO, 2.50%, 7/25/51	32,903	5,287,840

Principal Only:(4)

Series 379, Class 1, 0.00%, 5/25/37	1,172	902,473

Series 380, Class 1, 0.00%, 7/25/37	284	219,931

Series 2007-17, Class PO, 0.00%, 3/25/37	205	157,160

Series 2009-82, Class PO, 0.00%, 10/25/39	577	444,163

Series 2012-5, Class PO, 0.00%, 12/25/39	359	283,774

Series 2012-61, Class PO, 0.00%, 8/25/37	1,698	1,331,791

Series 2014-9, Class DO, 0.00%, 2/25/43	7,491	5,254,232

Series 2014-17, Class PO, 0.00%, 4/25/44	1,212	851,309

Government National Mortgage Association:

Series 2012-77, Class MT, 3.802%, (1 mo. USD LIBOR + 0.39%), 5/16/41(1)	418	400,354

Series 2014-H20, Class MF, 2.863%, (1 mo. USD LIBOR + 0.65%), 10/20/64(1)	5,818	5,801,467

Series 2015-144, Class KB, 3.00%, 8/20/44	503	388,483

Series 2015-H03, Class FD, 2.404%, (1 mo. USD LIBOR + 0.64%), 1/20/65(1)	19,632	19,552,408

Series 2015-H05, Class FB, 2.534%, (1 mo. USD LIBOR + 0.64%), 2/20/65(1)	19,625	19,519,968

Series 2016-168, Class JF, 4.128%, (1 mo. USD LIBOR + 1.00%), 11/20/46(1)	128	116,957

Series 2017-121, Class DF, 3.989%, (1 mo. USD LIBOR + 0.50%), 8/20/47(1)	3,545	3,434,706

Series 2017-137, Class AF, 3.989%, (1 mo. USD LIBOR + 0.50%), 9/20/47(1)	1,590	1,540,312

Series 2018-H18, Class FG, 3.233%, (1 mo. USD LIBOR + 0.60%), 10/20/68(1)	32,972	32,609,539

Series 2018-H20, Class FA, 2.314%, (1 mo. USD LIBOR + 0.60%), 12/20/68(1)	51,599	50,920,701

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2019-H02, Class FE, 3.183%, (1 mo. USD LIBOR + 0.55%), 1/20/69(1)	$20,352	$20,231,586

Series 2020-76, Class ZL, 2.75%, 5/20/50	381	327,153

Series 2021-1, Class CZ, 2.50%, 12/20/50	701	376,185

Series 2021-1, Class ZD, 3.00%, 1/20/51	1,540	1,221,809

Series 2021-8, Class ZG, 2.50%, 1/20/51	3,160	2,180,034

Series 2021-24, Class EZ, 2.50%, 1/20/51	3,430	2,270,479

Series 2021-24, Class KZ, 2.50%, 2/20/51	3,508	2,484,611

Series 2021-25, Class JZ, 2.50%, 2/20/51	1,953	1,365,134

Series 2021-49, Class VZ, 2.50%, 3/20/51	47	44,076

Series 2021-77, Class ZG, 3.00%, 7/20/50	344	215,516

Series 2021-86, Class ZJ, 1.50%, 5/20/51	280	125,683

Series 2021-97, Class MZ, 3.00%, 8/20/50	5,618	3,952,865

Series 2021-97, Class ZC, 3.00%, 8/20/50	7,200	5,013,477

Series 2021-105, Class MZ, 3.00%, 6/20/51	4,594	2,944,102

Series 2021-105, Class ZH, 1.50%, 6/20/51	1,465	953,611

Series 2021-107, Class GZ, 3.00%, 6/20/51	2,340	1,895,358

Series 2021-114, Class JZ, 3.00%, 6/20/51	2,006	1,227,558

Series 2021-118, Class EZ, 2.50%, 7/20/51	6,909	4,787,961

Series 2021-118, Class JZ, 2.50%, 7/20/51	19,568	13,432,512

Series 2021-121, Class ZE, 2.50%, 7/20/51	208	110,724

Series 2021-122, Class ZL, 2.50%, 7/20/51	11,197	7,744,641

Series 2021-131, Class ZN, 3.00%, 7/20/51	2,546	1,655,839

Series 2021-136, Class WZ, 3.00%, 8/20/51	5,919	4,406,950

Series 2021-136, Class Z, 2.50%, 8/20/51	10,529	7,245,577

Series 2021-137, Class GZ, 2.50%, 8/20/51	1,309	983,996

Series 2021-138, Class Z, 2.50%, 8/20/51	11,214	7,872,233

Series 2021-139, Class UZ, 3.00%, 8/20/51	8,501	5,883,370

Series 2021-154, Class ZC, 2.50%, 9/20/51	6,052	4,204,411

Series 2021-154, Class ZL, 3.00%, 9/20/51	8,008	5,470,597

Series 2021-156, Class ZQ, 2.50%, 9/20/51	4,804	3,359,986

Series 2021-159, Class ZJ, 2.50%, 9/20/51	8,035	5,651,413

Series 2021-159, Class ZP, 2.00%, 9/20/51	7,478	5,082,522

Series 2021-160, Class NZ, 3.00%, 9/20/51	2,498	1,881,902

Series 2021-172, Class ZA, 3.00%, 9/20/51	1,611	1,261,388

Series 2021-175, Class DZ, 3.00%, 10/20/51	2,042	1,542,472

Series 2021-177, Class JZ, 3.00%, 10/20/51	4,729	2,822,527

Series 2021-182, Class KZ, 3.00%, 10/20/51	1,291	809,075

Series 2021-194, Class HZ, 3.00%, 11/20/51	9,043	7,174,105

Series 2021-199, Class ZM, 3.00%, 11/20/51	3,706	2,907,894

Series 2021-213, Class NZ, 3.00%, 12/20/51	7,423	5,929,509

Series 2021-214, Class LZ, 3.00%, 12/20/51	10,105	8,257,457

Series 2021-228, Class JZ, 3.00%, 12/20/51	7,469	5,590,185

Series 2022-31, Class ZD, 3.00%, 2/20/52	1,031	977,707

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only:(3)

Series 2014-98, Class IM, 0.283%, 1/20/43(5)	$5,689	$77,209

Series 2015-151, Class KI, 0.021%, 11/20/42(5)	7,029	104,025

Series 2017-104, Class SD, 2.711%, (6.20% - 1 mo. USD LIBOR), 7/20/47(2)	2,546	248,256

Series 2017-121, Class DS, 1.011%, (4.50% - 1 mo. USD LIBOR), 8/20/47(2)	2,884	115,480

Series 2018-127, Class SG, 2.761%, (6.25% - 1 mo. USD LIBOR), 9/20/48(2)	7,133	602,240

Series 2019-27, Class SA, 2.561%, (6.05% - 1 mo. USD LIBOR), 2/20/49(2)	2,423	277,710

Series 2019-38, Class SQ, 2.561%, (6.05% - 1 mo. USD LIBOR), 3/20/49(2)	7,070	655,718

Series 2019-43, Class BS, 2.561%, (6.05% - 1 mo. USD LIBOR), 4/20/49(2)	3,934	423,203

Series 2020-97, Class MI, 2.50%, 3/20/50	5,925	752,633

Series 2020-116, Class MI, 2.00%, 8/20/50	535	73,096

Series 2020-134, Class IM, 2.50%, 9/20/50	15,718	2,175,564

Series 2020-146, Class IQ, 2.00%, 10/20/50	147,840	16,983,415

Series 2020-146, Class QI, 2.00%, 10/20/50	44,610	5,006,157

Series 2020-151, Class AI, 2.00%, 10/20/50	91,404	11,742,375

Series 2020-162, Class BI, 2.00%, 10/20/50	20,723	2,626,501

Series 2020-167, Class KI, 2.00%, 11/20/50	91,266	10,464,022

Series 2020-167, Class YI, 2.00%, 11/20/50	109,902	13,276,219

Series 2020-173, Class DI, 2.00%, 11/20/50	90,336	11,416,900

Series 2020-176, Class AI, 2.00%, 11/20/50	30,526	3,648,198

Series 2020-176, Class HI, 2.50%, 11/20/50	21,302	2,974,629

Series 2020-181, Class TI, 2.00%, 12/20/50	88,678	10,728,654

Series 2020-185, Class BI, 2.00%, 12/20/50	17,762	2,062,471

Series 2021-9, Class GI, 2.00%, 1/20/51	43,639	5,340,762

Series 2021-15, Class AI, 2.00%, 1/20/51	23,812	3,027,334

Series 2021-23, Class TI, 2.50%, 2/20/51	12,486	1,686,469

Series 2021-30, Class AI, 2.00%, 2/20/51	10,037	1,269,127

Series 2021-46, Class IM, 2.50%, 3/20/51	5,001	683,717

Series 2021-56, Class SD, 0.016%, (2.30% -30-day average SOFR), 9/20/50(2)	15,916	190,667

Series 2021-56, Class SE, 0.016%, (2.30% - 30-day average SOFR), 10/20/50(2)	5,848	70,696

Series 2021-77, Class SB, 0.261%, (3.75% - 1 mo. USD LIBOR), 5/20/51(2)	18,092	557,052

Series 2021-77, Class SE, 0.261%, (1 mo. USD LIBOR + 3.75%), 5/20/51(1)	11,032	338,881

Series 2021-97, Class IG, 2.50%, 8/20/49	83,702	9,303,976

Series 2021-97, Class QI, 3.00%, 6/20/51	18,626	2,631,343

Series 2021-98, Class EI, 3.00%, 6/20/51	36,788	5,048,399

Series 2021-114, Class MI, 3.00%, 6/20/51	13,614	1,949,047

Series 2021-122, Class NI, 3.00%, 7/20/51	9,333	1,339,693

Series 2021-125, Class SA, 0.261%, (3.75% - 1 mo. USD LIBOR), 7/20/51(2)	20,988	625,091

Series 2021-131, Class QI, 3.00%, 7/20/51	36,562	4,387,821

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 2021-140, Class YS, 0.104%, (1.70% - 1 mo. USD LIBOR), 8/20/51(2)	$22,955	$167,575

Series 2021-160, Class DI, 3.00%, 9/20/51	31,214	5,072,413

Series 2021-160, Class IT, 2.50%, 9/20/51	45,180	5,302,929

Series 2021-175, Class SA, 0.204%, (1.80% - 1 mo. USD LIBOR), 10/20/51(2)	116,403	906,488

Series 2021-193, Class IU, 3.00%, 11/20/49	74,217	9,585,870

Series 2021-193, Class YS, 0.165%, (2.45% -30-day average SOFR), 11/20/51(2)	55,027	604,727

Series 2021-196, Class GI, 3.00%, 11/20/51	34,820	5,048,704

Series 2021-201, Class PI, 3.00%, 11/20/51	31,275	3,546,664

Series 2021-209, Class IW, 3.00%, 11/20/51	19,624	2,449,845

Series 2022-104, Class IO, 2.50%, 6/20/51	28,920	3,762,962

Series 2022-119, Class CS, 0.08%, (3.00% - 30-day average SOFR), 7/20/52(2)	223,287	1,741,904

Series 2022-119, Class SC, 0.08%, (3.00% - 30-day average SOFR), 7/20/52(2)	24,810	193,545

Series 2022-126, Class AS, 0.77%, (3.69% - 30-day average SOFR), 7/20/52(2)	66,584	973,007

Series 2022-126, Class SC, 0.81%, (3.73% - 30-day average SOFR), 7/20/52(2)	49,619	746,934

Series 2022-135, Class SA, 0.08%, (3.00% - 30-day average SOFR), 6/20/52(2)	138,549	1,348,072

Principal Only:(4)

Series 2009-117, Class PO, 0.00%, 12/16/39	855	642,380

Series 2010-88, Class OA, 0.00%, 7/20/40	557	408,525

Series 2015-24, Class KO, 0.00%, 6/20/35	712	611,877

Total Collateralized Mortgage Obligations (identified cost $1,628,949,351)		$1,285,617,685

Government National Mortgage Association Participation Agreements — 8.1%
Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association Participation Agreement, 4.75%, (SOFR + 1.70%), 9/5/23(1)(7)	$474,663	$475,412,134

Total Government National Mortgage Association Participation Agreements (identified cost $474,662,641)		$475,412,134

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments — continued

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.3%
Security	Principal Amount (000’s omitted)	Value

FRESB Mortgage Trust:

Interest Only:(3)

Series 2021-SB91, Class X1, 0.568%, 8/25/41(5)	$47,421	$1,292,757

Series 2021-SB92, Class X1, 0.58%, 8/25/41(5)	24,527	683,455

Government National Mortgage Association:

Interest Only:(3)

Series 2021-101, Class IO, 0.686%, 4/16/63(5)	57,910	3,357,917

Series 2021-132, Class IO, 0.727%, 4/16/63(5)	59,315	3,560,643

Series 2021-144, Class IO, 0.825%, 4/16/63(5)	52,592	3,463,849

Series 2021-186, Class IO, 0.764%, 5/16/63(5)	48,569	3,013,610

Series 2022-3, Class IO, 0.64%, 2/16/61(5)	69,044	3,662,302

Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $23,935,870)		$19,034,533

U.S. Government Agency Mortgage-Backed Securities — 99.6%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

1.957%, (COF + 1.29%), with maturity at 2034(8)	$21 $	21,003

2.119%, (COF + 1.25%), with maturity at 2025(8)	55	54,341

2.40%, (1 yr. CMT + 2.27%), with maturity at 2023(8)	2	1,965

2.525%, (COF + 2.27%), with maturity at 2025(8)	78	76,876

2.751%, (1 yr. CMT + 1.98%), with maturity at 2034(8)	524	527,601

2.848%, (COF + 1.25%), with maturity at 2035(8)	320	311,596

2.852%, (1 yr. CMT + 2.25%), with maturity at 2038(8)	431	437,968

2.893%, (1 yr. CMT + 2.24%), with maturity at 2036(8)	492	499,634

3.49%, (COF + 1.25%), with maturity at 2032(8)	95	91,067

3.50%, with various maturities to 2052	76,518	67,919,506

3.579%, (1 yr. CMT + 2.26%), with maturity at 2035(8)	1,520	1,541,518

3.68%, (1 yr. CMT + 2.31%), with maturity at 2036(8)	557	566,021

4.00%, with maturity at 2050	809	743,289

4.052%, (COF + 2.29%), with maturity at 2037(8)	479	477,338

4.06%, (COF + 1.25%), with maturity at 2029(8)	6	6,102

4.171%, (5 yr. CMT + 2.51%), with maturity at 2032(8)	162	156,208

4.208%, (30-day average SOFR + 2.37%), with maturity at 2052(8)	1,548	1,460,422

4.345%, (30-day average SOFR + 2.13%), with maturity at 2052(8)	7,079	6,726,617

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

4.41%, (30-day average SOFR + 2.38%), with maturity at 2052(8)	$3,916	$3,768,034

4.426%, (COF + 1.25%), with maturity at 2030(8)	143	145,650

4.50%, with various maturities to 2052	195,100	183,326,956

4.699%, (30-day average SOFR + 2.14%), with maturity at 2052(8)	25,027	24,322,337

4.70%, (COF + 1.25%), with maturity at 2033(8)	188	188,663

5.00%, with various maturities to 2052(9)	344,049	332,263,884

5.00%, with various maturities to 2052	251,244	243,013,579

5.50%, with various maturities to 2052	584,977	577,787,461

6.00%, with maturity at 2029	118	120,060

7.00%, with maturity at 2033	82	83,597

Federal National Mortgage Association:

2.123%, (COF + 1.25%), with maturity at 2033(8)	124	118,763

2.27%, (12 mo. MTA + 1.26%), with maturity at 2038(8)	19	18,824

2.355%, (COF + 1.25%), with various maturities to 2027(8)	105	102,708

2.439%, (COF + 1.25%), with maturity at 2037(8)	75	73,540

2.585%, (COF + 2.20%), with maturity at 2030(8)	48	47,071

2.80%, (COF + 1.69%), with maturity at 2029(8)	1	509

2.827%, (12 mo. USD LIBOR + 1.75%), with maturity at 2035(8)	397	396,702

2.914%, (COF + 1.31%), with maturity at 2036(8)	67	66,021

3.00%, with various maturities to 2050	19,345	16,690,855

3.142%, (COF + 1.26%), with maturity at 2036(8)	131	129,730

3.155%, (COF + 1.25%), with maturity at 2034(8)	247	247,600

3.175%, (12 mo. USD LIBOR + 1.80%), with maturity at 2034(8)	158	158,832

3.212%, (COF + 1.25%), with maturity at 2034(8)	204	204,603

3.219%, (1 yr. CMT + 2.10%), with maturity at 2040(8)	226	227,987

3.233%, (1 yr. CMT + 2.21%), with maturity at 2039(8)	908	926,535

3.238%, (COF + 1.25%), with maturity at 2035(8)	89	89,035

3.374%, (1 yr. CMT + 2.52%), with maturity at 2038(8)	440	450,160

3.394%, (1 yr. CMT + 2.11%), with maturity at 2037(8)	504	514,265

3.419%, (COF + 1.25%), with maturity at 2034(8)	81	80,833

3.442%, (1 yr. CMT + 2.17%), with maturity at 2036(8)	154	156,821

3.496%, (1 yr. CMT + 2.16%), with maturity at 2031(8)	97	96,246

3.50%, 30-Year, TBA(10)	175,500	154,357,647

3.50%, with various maturities to 2052	303,674	269,742,088

3.521%, (COF + 2.33%), with maturity at 2026(8)	66	65,866

3.525%, (COF + 1.81%), with maturity at 2034(8)	170	170,194

3.683%, (COF + 1.81%), with maturity at 2036(8)	417	416,989

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

3.996%, (COF + 1.74%), with maturity at 2035(8)	$219	$222,595

4.00%, with various maturities to 2052	22,509	20,635,958

4.001%, (1 yr. CMT + 2.25%), with maturity at 2033(8)	1,212	1,237,569

4.027%, (30-day average SOFR + 2.33%), with maturity at 2052(8)	1,637	1,544,621

4.059%, (COF + 1.26%), with maturity at 2036(8)	36	36,762

4.077%, (1 yr. CMT + 2.09%), with maturity at 2033(8)	191	194,801

4.103%, (COF + 1.25%), with maturity at 2033(8)	182	183,715

4.152%, (COF + 1.79%), with maturity at 2035(8)	161	162,685

4.183%, (COF + 1.87%), with maturity at 2034(8)	83	83,844

4.443%, (30-day average SOFR + 2.33%), with maturity at 2052(8)	1,527	1,474,984

4.50%, with various maturities to 2052	175,372	164,793,699

4.628%, (30-day average SOFR + 2.13%), with maturity at 2052(8)	37,938	36,889,343

4.635%, (30-day average SOFR + 2.13%), with maturity at 2052(8)	47,774	46,461,943

4.675%, (COF + 1.49%), with maturity at 2029(8)	255	259,888

4.79%, (COF + 1.73%), with maturity at 2034(8)	57	57,706

5.00%, with various maturities to 2052	218,292	210,919,227

5.00%, with maturity at 2052(9)	107,420	103,693,517

5.50%, with various maturities to 2052	585,841	578,582,918

5.50%, with various maturities to 2052(9)	299,493	296,748,743

5.50%, 30-Year, TBA(10)	174,225	171,819,745

6.00%, with various maturities to 2031	17	17,433

6.00%, 30-Year, TBA(10)	8,225	8,222,142

6.334%, (COF + 2.00%), with maturity at 2032(8)	31	32,261

Government National Mortgage Association:

1.75%, (1 yr. CMT + 1.50%), with various maturities to 2027(8)	59	57,560

2.00%, (1 yr. CMT + 1.50%), with maturity at 2026(8)	36	35,069

2.50%, with maturity at 2051	2,227	1,879,013

4.00%, with various maturities to 2052	10,549	9,754,215

4.50%, with various maturities to 2052	331,055	310,836,766

4.50%, 30-Year, TBA(10)	185,000	175,275,854

5.00%, with various maturities to 2052	160,031	155,697,380

5.00%, 30-Year, TBA(10)	805,450	782,866,189

5.50%, 30-Year, TBA(10)	87,700	87,188,696

5.50%, with various maturities to 2062	34,517	34,294,493

5.50%, 30-Year, TBA(10)	105,600	104,712,557

6.00%, 30-Year, TBA(10)	166,000	165,943,253

6.00%, 30-Year, TBA(10)	504,000	505,953,932

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $6,066,420,261)		$5,870,960,793

U.S. Government Guaranteed Small Business Administration Pools & Loans — 3.2%
Security	Principal Amount (000’s omitted)	Value

3.875%, (USD Prime - 2.375%), 2/25/29(1)	$46,143	$46,278,889

4.00%, (USD Prime - 2.25%), 1/25/44 to 2/25/44(1)	44,309	44,503,941

4.05%, (USD Prime - 2.20%), 4/25/44(1)	20,543	20,687,145

5.25%, (USD Prime - 1.00%), 4/25/44(1)	24,533	25,644,187

5.575%, (USD Prime - 0.675%), 2/25/44(1)	20,395	21,626,651

Interest Only:(11)(12)

1.03%, 1/18/39	407	11,683

1.26%, 2/15/44	1,461	65,059

1.51%, 2/15/44	1,072	53,682

1.56%, 3/14/44	538	27,502

1.68%, 11/1/43	1,583	81,378

1.76%, 12/18/28	104	3,113

1.81%, 7/10/43 to 2/6/44	5,316	273,150

1.88%, 12/18/43 to 12/27/43	5,933	330,514

1.91%, 7/15/42 to 4/15/44	17,904	985,945

1.93%, 6/14/43 to 2/8/44	24,321	1,387,696

2.01%, 3/12/29 to 2/15/44	3,794	212,265

2.06%, 3/15/29 to 3/15/44	12,938	804,624

2.13%, 9/14/43 to 1/9/44	5,034	309,133

2.16%, 3/15/42 to 4/15/44	2,665	168,942

2.168%, 11/1/32 to 5/16/43(13)	58,133	2,871,529

2.18%, 12/3/28 to 2/15/44	16,054	1,020,762

2.26%, 12/28/28 to 1/15/44	3,192	194,403

2.31%, 12/15/28 to 4/15/44	24,298	1,606,220

2.38%, 8/31/28 to 12/27/43	3,213	214,190

2.41%, 6/15/42 to 4/15/44	18,522	1,330,630

2.43%, 5/7/28 to 2/12/44	10,284	720,656

2.48%, 3/15/44	2,588	194,865

2.504%, 2/21/33 to 4/1/43(13)	14,815	1,043,066

2.51%, 7/12/28 to 1/15/44	3,528	236,240

2.56%, 12/15/28 to 9/18/44	19,601	1,450,068

2.61%, 4/15/29	67	2,986

2.63%, 9/13/42 to 1/11/44	3,710	294,423

2.66%, 6/15/42 to 4/15/44	13,660	1,074,547

2.68%, 10/19/28 to 2/19/44	17,884	1,303,201

2.721%, 3/21/23 to 12/13/42(13)	20,008	1,052,772

2.76%, 10/1/28 to 2/15/44	9,836	627,174

2.81%, 3/15/29 to 4/24/44	21,537	1,660,072

2.88%, 12/3/43 to 12/27/43	3,514	295,376

2.91%, 3/15/44	681	61,644

2.93%, 10/1/28 to 1/23/44	5,121	402,733

3.01%, 10/13/28 to 1/15/44	1,575	117,605

3.06%, 1/15/29 to 2/21/44	1,529	126,296

3.13%, 9/29/43 to 1/31/44	7,866	756,120

3.156%, 1/21/24 to 7/28/42(13)	11,731	640,464

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

3.18%, 5/8/28 to 2/19/44	$6,776	$533,569

3.26%, 10/18/28 to 2/15/44	2,808	226,228

3.31%, 4/15/29 to 2/28/44	3,630	405,304

3.36%, 1/15/29	53	2,978

3.38%, 8/28/43 to 1/16/44	8,326	907,729

3.43%, 4/27/28 to 7/27/43	21,668	1,531,103

3.452%, 3/10/26 to 3/23/42(13)	351	29,256

3.51%, 10/4/28 to 3/15/44	14,184	1,243,690

3.56%, 12/28/28 to 3/15/44	10,277	821,872

3.61%, 12/27/28	10	640

3.66%, 11/15/43 to 4/15/44	6,760	763,774

3.98%, 12/11/28 to 12/13/28	330	22,890

4.11%, 12/31/28	30	2,144

Total U.S. Government Guaranteed Small Business Administration Pools & Loans (identified cost $205,874,094)		$189,244,718

U.S. Department of Agriculture Loans — 0.1%
Security	Principal Amount (000’s omitted)	Value

USDA Guaranteed Loan:

5.75%, (USD Prime - 0.50%), 10/4/48(1)	$2,179	$2,179,229

5.75%, (USD Prime - 0.50%), 4/12/50(1)	2,504	2,505,277

Total U.S. Department of Agriculture Loans (identified cost $4,682,885)		$4,684,506

Short-Term Investments — 0.7%
Security	Shares	Value

Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(14)	40,759,128	$40,759,128

Total Short-Term Investments (identified cost $40,759,128)		$40,759,128

Total Purchased Swaptions — 0.8% (identified cost $9,488,460)		$46,533,578

Total Investments — 134.6% (identified cost $8,454,772,690)		$7,932,247,075

Total Written Options and Swaptions — (0.3)% (premiums received $14,080,723)		$(17,854,134)

TBA Sale Commitments — (40.1)%

U.S. Government Agency Mortgage-Backed Securities — (40.1)%
Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association, 2.00%, 30-Year, TBA(10)	$(200,000)	$(157,556,150)

Federal National Mortgage Association, 2.50%, 30-Year, TBA(10)	(239,000)	(195,681,358)

Federal National Mortgage Association, 2.50%, 30-Year, TBA(10)	(538,000)	(440,529,814)

Federal National Mortgage Association, 3.50%, 30-Year, TBA(10)	(550,000)	(483,741,912)

Federal National Mortgage Association, 4.50%, 30-Year, TBA(10)	(1,040,000)	(975,405,756)

Government National Mortgage Association, 2.00%, 30-Year, TBA(10)	(130,000)	(106,679,189)

Total U.S. Government Agency Mortgage-Backed Securities (proceeds $2,390,300,365)		$(2,359,594,179)

Total TBA Sale Commitments (proceeds $2,390,300,365)		$(2,359,594,179)

Other Assets, Less Liabilities — 5.7%		$336,763,600

Net Assets — 100.0%		$5,891,562,362

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.

(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2022.

(3)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2022.

(6)	Principal amount is less than $500.

(7)	Represents a participation interest, through a participation agreement with a financial institution, in mortgage loans guaranteed by Government National Mortgage Association.

(8)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2022.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments — continued

(9)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(10)

TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(11)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(12)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro-rata basis with all securities in the trust.

(13)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2022 of all interest only securities comprising the certificate.

(14)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

(15)	Amount is less than (0.05)%.

Purchased Interest Rate Swaptions (OTC) — 0.8%

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 1/4/33 to pay 3.29% and receive SOFR	Bank of America, N.A.	USD	234,000,000	12/30/22	$11,092,718

Option to enter into interest rate swap expiring 3/27/33 to pay 2.47% and receive SOFR	Bank of America, N.A.	USD	125,000,000	3/23/23	13,495,220

Option to enter into interest rate swap expiring 1/5/33 to pay 3.16% and receive SOFR	Goldman Sachs International	USD	94,000,000	1/3/23	5,315,237

Option to enter into interest rate swap expiring 3/9/28 to pay 1.88% and receive SOFR	Goldman Sachs International	USD	180,000,000	3/7/23	16,630,403

Total					$46,533,578

Written Interest Rate Swaptions (OTC) — (0.0)%(15)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 1/4/33 to pay 2.29% and receive SOFR	Bank of America, N.A.	USD	(234,000,000)	12/30/22	$(14,878)

Option to enter into interest rate swap expiring 3/8/53 to pay 1.13% and receive SOFR	Bank of America, N.A.	USD	(115,000,000)	3/6/23	(71,131)

Option to enter into interest rate swap expiring 3/27/33 to pay 1.87% and receive SOFR	Bank of America, N.A.	USD	(125,000,000)	3/23/23	(38,668)

Option to enter into interest rate swap expiring 1/5/33 to pay 2.16% and receive SOFR	Goldman Sachs International	USD	(94,000,000)	1/3/23	(3,961)

Option to enter into interest rate swap expiring 3/9/28 to pay 1.28% and receive SOFR	Goldman Sachs International	USD	(180,000,000)	3/7/23	(23,092)

Option to enter into interest rate swap expiring 3/9/23 to pay 1.88% and receive SOFR	Goldman Sachs International	USD	(180,000,000)	3/7/23	(71,215)

Option to enter into interest rate swap expiring 3/27/23 to pay 2.47% and receive SOFR	JPMorgan Chase Bank, N.A.	USD	(125,000,000)	3/23/23	(220,645)

Total					$(443,590)

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments — continued

Written Put Options (OTC) — (0.3)%

Description	Counterparty	Notional Amount	Exercise Price	Expiration Date	Value

UMBS, 5.00%, 30-Year TBA	Bank of America, N.A.	$(275,000,000)	$99.78125	11/7/22	$(8,804,139)

UMBS, 5.00%, 30-Year TBA	JPMorgan Chase Bank, N.A.	(225,000,000)	100.40625	11/7/22	(8,606,405)

Total					$(17,410,544)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures

U.S. 5-Year Treasury Note	(4,674)	Short	12/30/22	$(498,219,187)	$21,646,949

U.S. 10-Year Treasury Note	(11,325)	Short	12/20/22	(1,252,474,219)	77,938,684

					$99,585,633

Interest Rate Swaps (Centrally Cleared)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	450,000	Receives	SOFR (pays quarterly)	3.07% (pays semi-annually)	10/14/32	$27,947,630	$—	$27,947,630

USD	300,000	Receives	3-month USD LIBOR (pays semi-annually)	2.01% (pays semi-annually)	2/16/52	92,991,634	—	92,991,634

USD	300,000	Receives	SOFR (pays annually)	1.92% (pays annually)	4/8/52	82,992,270	—	82,992,270

USD	100,000	Receives	SOFR (pays annually)	1.94% (pays annually)	4/21/52	27,361,669	—	27,361,669

USD	100,000	Receives	SOFR (pays annually)	1.89% (pays annually)	8/3/52	28,064,691	(992)	28,063,699

Total						$259,357,894	$(992)	$259,356,902

Credit Default Swaps - Buy Protection (Centrally Cleared)

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Markit CDX North America Investment Grade		1.00%
Index (CDX.NA.IG.39.V1)	$1,200,000	(pays quarterly)(1)	12/20/27	$(6,643,306)	$(5,291,660)	$(11,934,966)

Total				$(6,643,306)	$(5,291,660)	$(11,934,966)

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Portfolio of Investments — continued

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

LIBOR	–	London Interbank Offered Rate

MTA	–	Monthly Treasury Average

SOFR	–	Secured Overnight Financing Rate

TBA	–	To Be Announced

UMBS	–	Uniform Mortgaged-Backed Securities

Currency Abbreviations:

USD	–	United States Dollar

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Unaffiliated investments, at value (identified cost $8,414,013,562)	$7,891,487,947

Affiliated investment, at value (identified cost $40,759,128)	40,759,128

Cash	328,567,501

Deposits for forward purchase commitments	19,933,856

Deposits for reverse repurchase agreements	4,345,000

Deposits for derivatives collateral:

Futures contracts	29,661,000

Centrally cleared swap contracts	104,820,333

OTC options and swaptions	46,930,000

Interest receivable	37,809,325

Dividends receivable from affiliated investment	450,835

Receivable for investments sold	1,611,832,164

Receivable for TBA sale commitments	2,390,300,365

Receivable for Fund shares sold	25,326,186

Receivable for variation margin on open futures contracts	5,915,438

Receivable for variation margin on open centrally cleared swap contracts	12,815,641

Total assets	$12,550,954,719

Liabilities

Payable for reverse repurchase agreements, including accrued interest of $163,860	$555,410,235

Cash collateral due to brokers	54,157,856

Written options and swaptions outstanding, at value (premiums received $14,080,723)	17,854,134

Payable for forward commitment securities	3,619,028,711

TBA sale commitments, at value (proceeds receivable $2,390,300,365)	2,359,594,179

Payable for Fund shares redeemed	46,713,170

Distributions payable	2,352,465

Payable to affiliates:

Investment adviser fee	2,367,672

Distribution and service fees	292,051

Trustees’ fees	9,063

Accrued expenses	1,612,821

Total liabilities	$6,659,392,357

Net Assets	$5,891,562,362

Sources of Net Assets

Paid-in capital	$6,452,592,854

Accumulated loss	(561,030,492)

Net Assets	$5,891,562,362

Advisers Class Shares

Net Assets	$201,055,931

Shares Outstanding	26,426,592

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.61

Class A Shares

Net Assets	$879,760,055

Shares Outstanding	115,559,436

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.61

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$7.79

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Statement of Assets and Liabilities — continued

Class C Shares	October 31, 2022

Net Assets	$72,212,035

Shares Outstanding	9,472,293

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$7.62

Class I Shares

Net Assets	$4,738,534,341

Shares Outstanding	623,173,674

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.60

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income from affiliated investments	$5,917,767

Interest income	185,680,755

Total investment income	$191,598,522

Expenses

Investment adviser fee	$35,745,400

Distribution and service fees:

Advisers Class	705,840

Class A	3,383,650

Class C	732,929

Trustees’ fees and expenses	108,500

Custodian fee	1,259,399

Transfer and dividend disbursing agent fees	2,633,796

Legal and accounting services	469,584

Printing and postage	551,450

Registration fees	301,045

Interest expense and fees	968,967

Miscellaneous	347,840

Total expenses	$47,208,400

Deduct:

Waiver and/or reimbursement of expenses by affiliate	$543,117

Total expense reductions	$543,117

Net expenses	$46,665,283

Net investment income	$144,933,239

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment transactions	$(461,750,998)

Investment transactions - affiliated investments	(188,098)

Written options and swaptions	11,904,634

Futures contracts	195,731,401

Swap contracts	(1,521,002)

Net realized loss	$(255,824,063)

Change in unrealized appreciation (depreciation):

Investments	$(423,185,366)

Written options and swaptions	3,166,729

TBA sale commitments	29,880,616

Futures contracts	64,352,836

Swap contracts	247,421,936

Net change in unrealized appreciation (depreciation)	$(78,363,249)

Net realized and unrealized loss	$(334,187,312)

Net decrease in net assets from operations	$(189,254,073)

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$144,933,239	$111,757,591

Net realized loss	(255,824,063)	(70,401,149)

Net change in unrealized appreciation (depreciation)	(78,363,249)	(33,043,587)

Net increase (decrease) in net assets from operations	$(189,254,073)	$8,312,855

Distributions to shareholders:

Advisers Class	$(5,106,640)	$(1,183,676	)(1)

Class A	(23,856,615)	(33,424,816)

Class C	(1,110,912)	(1,035,440)

Class I	(124,075,281)	(127,267,351)

Total distributions to shareholders	$(154,149,448)	$(162,911,283)

Tax return of capital to shareholders:

Advisers Class	$(595,669)	$(79,612	)(1)

Class A	(2,607,488)	(1,916,162)

Class C	(131,406)	(55,636)

Class I	(13,935,767)	(7,173,558)

Total tax return of capital to shareholders	$(17,270,330)	$(9,224,968)

Transactions in shares of beneficial interest:

Advisers Class	$(62,059,678)	$278,094,952	(1)

Class A	(1,079,149,132)	291,233,772

Class C	(27,197,878)	(39,452,008)

Class I	(2,659,546,385)	1,039,283,487

Net increase (decrease) in net assets from Fund share transactions	$(3,827,953,073)	$1,569,160,203

Net increase (decrease) in net assets	$(4,188,626,924)	$1,405,336,807

Net Assets

At beginning of year	$10,080,189,286	$8,674,852,479

At end of year	$5,891,562,362	$10,080,189,286

(1)	For the period from the commencement of operations, May 17, 2021, to October 31, 2021.

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Financial Highlights

	Advisers Class
	Year Ended October 31, 2022		Period Ended October 31, 2021(1)

Net asset value — Beginning of period	$7.990		$8.100

Income (Loss) From Operations

Net investment income(2)	$0.133		$0.033

Net realized and unrealized loss	(0.349)		(0.089)

Total loss from operations	$(0.216)		$(0.056)

Less Distributions

From net investment income	$(0.147)		$(0.051)

Tax return of capital	(0.017)		(0.003)

Total distributions	$(0.164)		$(0.054)

Net asset value — End of period	$7.610		$7.990

Total Return(3)	(2.73)%		(0.70	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$201,056		$276,067

Ratios (as a percentage of average daily net assets):

Expenses	0.79	%(5)(9)	0.75	%(6)

Net investment income	1.69%		0.90	%(6)

Portfolio Turnover of the Fund	798	%(8)	310	%(7)(8)

(1)	For the period from the commencement of operations, May 17, 2021, to October 31, 2021.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

(6)	Annualized.

(7)	For the year ended October 31, 2021.

(8)	Includes the effect of To Be Announced (TBA) transactions.

(9)	Includes interest expense, including on reverse repurchase agreements, of 0.01% of average daily net assets for the year ended October 31, 2022.

22	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2022		2021		2020		2019		2018

Net asset value — Beginning of year	$8.000		$8.120		$8.100		$8.200		$8.250

Income (Loss) From Operations

Net investment income(1)	$0.127		$0.072		$0.097		$0.202		$0.219

Net realized and unrealized gain (loss)	(0.353)		(0.072)		0.104		(0.057)		(0.068)

Total income (loss) from operations	$(0.226)		$—		$0.201		$0.145		$0.151

Less Distributions

From net investment income	$(0.147)		$(0.114)		$(0.166)		$(0.245)		$(0.201)

From net realized gain	—		—		(0.015)		—		—

Tax return of capital	(0.017)		(0.006)		—		—		—

Total distributions	$(0.164)		$(0.120)		$(0.181)		$(0.245)		$(0.201)

Net asset value — End of year	$7.610		$8.000		$8.120		$8.100		$8.200

Total Return(2)	(2.85)%		(0.01)%		2.51%		1.78%		1.85%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$879,760		$2,018,166		$1,764,637		$795,015		$394,465

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.79	%(4)(5)	0.77%		0.82	%(5)	0.85	%(5)	0.90%

Net investment income	1.61%		0.89%		1.19%		2.47%		2.67%

Portfolio Turnover of the Fund	798	%(7)	310	%(7)	152	%(7)	59%		42	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(4)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.01%, 0.02% and 0.02% of average daily net assets for the years ended October 31, 2022, 2020 and 2019, respectively.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

23	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2022		2021		2020		2019		2018

Net asset value — Beginning of year	$8.010		$8.130		$8.110		$8.210		$8.260

Income (Loss) From Operations

Net investment income(1)	$0.088		$0.024		$0.054		$0.154		$0.169

Net realized and unrealized gain (loss)	(0.361)		(0.073)		0.098		(0.058)		(0.067)

Total income (loss) from operations	$(0.273)		$(0.049)		$0.152		$0.096		$0.102

Less Distributions

From net investment income	$(0.104)		$(0.067)		$(0.117)		$(0.196)		$(0.152)

From net realized gain	—		—		(0.015)		—		—

Tax return of capital	(0.013)		(0.004)		—		—		—

Total distributions	$(0.117)		$(0.071)		$(0.132)		$(0.196)		$(0.152)

Net asset value — End of year	$7.620		$8.010		$8.130		$8.110		$8.210

Total Return(2)	(3.43)%		(0.60)%		1.89%		1.18%		1.24%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$72,212		$103,518		$144,742		$112,868		$66,706

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.39	%(4)(5)	1.37%		1.42	%(5)	1.45	%(5)	1.50%

Net investment income	1.11%		0.30%		0.67%		1.88%		2.05%

Portfolio Turnover of the Fund	798	%(7)	310	%(7)	152	%(7)	59%		42	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(4)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.01%, 0.02% and 0.02% of average daily net assets for the years ended October 31, 2022, 2020 and 2019, respectively.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

24	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2022		2021		2020		2019		2018

Net asset value — Beginning of year	$7.990		$8.110		$8.090		$8.190		$8.240

Income (Loss) From Operations

Net investment income(1)	$0.153		$0.093		$0.118		$0.223		$0.243

Net realized and unrealized gain (loss)	(0.359)		(0.073)		0.103		(0.058)		(0.071)

Total income (loss) from operations	$(0.206)		$0.020		$0.221		$0.165		$0.172

Less Distributions

From net investment income	$(0.165)		$(0.133)		$(0.186)		$(0.265)		$(0.222)

From net realized gain	—		—		(0.015)		—		—

Tax return of capital	(0.019)		(0.007)		—		—		—

Total distributions	$(0.184)		$(0.140)		$(0.201)		$(0.265)		$(0.222)

Net asset value — End of year	$7.600		$7.990		$8.110		$8.090		$8.190

Total Return(2)	(2.49)%		0.24%		2.76%		2.04%		2.11%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,738,534		$7,682,437		$6,765,473		$3,605,659		$1,282,116

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.54	%(4)(5)	0.52%		0.57	%(5)	0.60	%(5)	0.65%

Net investment income	1.94%		1.15%		1.46%		2.73%		2.96%

Portfolio Turnover of the Fund	798	%(7)	310	%(7)	152	%(7)	59%		42	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(4)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2022).

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.01%, 0.02% and 0.02% of average daily net assets for the years ended October 31, 2022, 2020 and 2019, respectively.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

25	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

26

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Futures Contracts — Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

J  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

27

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements — continued

K  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Swaptions — A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

N  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

O  Forward Sale Commitments — The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund’s policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.

P  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they

28

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements — continued

constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

O  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Year Ended October 31,
	2022	2021

Ordinary income	$154,149,448	$162,911,283
Tax return of capital	$ 17,270,330	$9,224,968

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(318,779,715)
Net unrealized depreciation	(239,898,312)

Distributions payable	(2,352,465)

Accumulated loss	$(561,030,492)

At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $318,779,715 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $318,779,715 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and TBA sale commitments, of the Fund at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$5,498,807,601

Gross unrealized appreciation	$395,438,424

Gross unrealized depreciation	(635,336,735)

Net unrealized depreciation	$(239,898,311)

29

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.5000%

$1 billion but less than $2.5 billion	0.4750%

$2.5 billion but less than $5 billion	0.4550%

$5 billion but less than $10 billion	0.4400%

$10 billion but less than $15 billion	0.4300%

$15 billion but less than $20 billion	0.4225%

$20 billion and over	0.4175%

Pursuant to an amendment to the investment advisory agreement dated April 29, 2022, BMR contractually agreed to reduce its investment advisory fee rate on average daily net assets of $10 billion and over from 0.4400% to the rates as stated above. This contractual reduction cannot be terminated or reduced without Trustee and shareholder approval. For the year ended October 31, 2022, the Fund’s investment adviser fee amounted to $35,745,400 or

0.46% of the Fund’s average daily net assets. Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $543,117 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

EVM, an affiliate of BMR, serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $68,148 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,223 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

30

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $705,840 for Advisers Class shares and $3,383,650 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $517,362 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $215,567 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.25% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $109,000 and $19,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities, paydowns and TBA transactions, aggregated $62,802,334,955 and $66,280,955,039, respectively, for the year ended October 31, 2022.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:

	Year Ended		Year Ended
	October 31, 2022		October 31, 2021(1)
	Shares	Amount	Shares	Amount

Advisers Class

Sales	20,487,425	$162,612,808	45,840,345	$368,764,472

Issued to shareholders electing to receive payments of distributions in Fund shares	730,097	5,701,996	157,557	1,263,246

Redemptions	(29,325,327)	(230,374,482)	(11,463,505)	(91,932,766)

Net increase (decrease)	(8,107,805)	$(62,059,678)	34,534,397	$278,094,952

Class A

Sales	38,308,816	$302,540,513	271,517,967	$2,203,017,522

Issued to shareholders electing to receive payments of distributions in Fund shares	3,220,325	25,211,768	4,268,532	34,491,244

Redemptions	(178,238,891)	(1,406,901,413)	(240,791,624)	(1,946,274,994)

Net increase (decrease)	(136,709,750)	$(1,079,149,132)	34,994,875	$291,233,772

31

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements — continued

	Year Ended		Year Ended
	October 31, 2022		October 31, 2021(1)
	Shares	Amount	Shares	Amount

Class C

Sales	2,240,137	$17,655,395	3,324,297	$26,990,553

Issued to shareholders electing to receive payments of distributions in Fund shares	156,626	1,222,521	133,030	1,076,699

Redemptions	(5,847,025)	(46,075,794)	(8,333,846)	(67,519,260)

Net decrease	(3,450,262)	$(27,197,878)	(4,876,519)	$(39,452,008)

Class I

Sales	484,037,962	$3,809,561,374	795,793,018	$6,434,038,662

Issued to shareholders electing to receive payments of distributions in Fund shares	15,149,682	118,325,821	14,470,596	116,747,938

Redemptions	(837,429,151)	(6,587,433,580)	(682,857,773)	(5,511,503,113)

Net increase (decrease)	(338,241,507)	$(2,659,546,385)	127,405,841	$1,039,283,487

(1)	For Advisers Class, for the period from the commencement of operations, May 17, 2021, to October 31, 2021.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Interest Rate Risk: Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise.

The Fund utilizes futures contracts and interest rate swaps and swaptions to enhance total return, to change the overall duration of the Fund and/or to hedge against fluctuations in securities prices due to changes in interest rates.

Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $17,854,134. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $11,810,000 at October 31, 2022.

The OTC derivatives in which the Fund invests (except for written options and swaptions as the Fund, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

32

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2022.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Credit	Swap contracts	$—		$(6,643,306	)(1)

Interest Rate	Purchased swaptions	46,533,578	(2)	—

Interest Rate	Written options and swaptions	—		(17,854,134	)(3)

Interest Rate	Futures contracts	99,585,633	(1)	—

Interest Rate	Swap contracts	259,357,894	(1)	—

Total		$405,477,105		$(24,497,440)

Derivatives not subject to master netting or similar agreements		$358,943,527		$(6,643,306)

Total Derivatives subject to master netting or similar agreements		$46,533,578		$(17,854,134)

(1)

Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.

(2)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(3)	Statement of Assets and Liabilities location: Written options and swaptions outstanding, at value.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2022.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$24,587,938	$(8,928,816)	$—	$(14,860,000)	$799,122

Goldman Sachs International	21,945,640	(98,268)	—	(21,050,000)	797,372

	$46,533,578	$(9,027,084)	$—	$(35,910,000)	$1,596,494

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(8,928,816)	$8,928,816	$—	$—	$—

Goldman Sachs International	(98,268)	98,268	—	—	—

JPMorgan Chase Bank, N.A.	(8,827,050)	—	—	8,827,050	—

	$(17,854,134)	$9,027,084	$—	$8,827,050	$—

33

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements — continued

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2022 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Credit	Swap contracts	$(337,102	)(1)	$(11,934,966	)(2)

Interest Rate	Purchased swaptions	(18,617,206	)(3)	35,464,355	(4)

Interest Rate	Written options and swaptions	11,904,634	(5)	3,166,729	(6)

Interest Rate	Futures contracts	195,731,401	(7)	64,352,836	(8)

Interest Rate	Swap contracts	(1,183,900	)(1)	259,356,902	(2)

Total		$187,497,827		$350,405,856

(1)	Statement of Operations location: Net realized gain (loss) - Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Swap contracts.

(3)	Statement of Operations location: Net realized gain (loss) - Investment transactions.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Investments.

(5)	Statement of Operations location: Net realized gain (loss) - Written options and swaptions.

(6)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Written options and swaptions.

(7)	Statement of Operations location: Net realized gain (loss) - Futures contracts.

(8)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Futures contracts.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Purchased Swaptions	Written Options and Swaptions	Swap Contracts

$812,139,000	$2,756,304,000	$897,385,000	$866,231,000	$665,385,000

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2022.

34

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements — continued

10  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2022 were as follows:

Counterparty	Trade Date	Maturity Date	Interest Rate Paid	Principal Amount	Value Including Accrued Interest

MUFG Securities Americas, Inc.	10/25/2022	11/2/2022	3.43%	$232,914,672	$233,047,822

MUFG Securities Americas, Inc.	10/28/2022	10/28/2023	3.43%	322,331,703	322,362,413

Total				$555,246,375	$555,410,235

For the year ended October 31, 2022, the average borrowings under settled reverse repurchase agreements and the average interest rate received were approximately $27,512,577 and 3.47%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2022. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2022.

Reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

The following table presents the Fund’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Fund as of October 31, 2022.

Counterparty	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(b)

MUFG Securities Americas, Inc.	$(555,410,235)	$—	$555,410,236	$—

(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The Fund also pledged cash of $4,345,000 to MUFG Securities Americas, Inc. as additional collateral for its reverse repurchase agreements.

11  Investments in Affiliated Funds

At October 31, 2022, the value of the Fund’s investment in funds that may be deemed to be affiliated was $40,759,128, which represents 0.7% of the Fund’s net assets. Transactions (in thousands) in affiliated funds by the Fund for the year ended October 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period

Short-Term Investments

Cash Reserves Fund	$2,318,224	$5,437,885	$(7,755,921)	$(188)	$—	$—	$872	—

Liquidity Fund	—	6,698,166	(6,657,407)	—	—	40,759	5,046	40,759

Total				$(188)	$—	$40,759	$5,918

35

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Notes to Financial Statements — continued

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	“ Level 1 – quoted prices in active markets for identical investments

•	“ Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	“ Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2022, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$1,285,617,685	$—	$1,285,617,685

Government National Mortgage Association Participation Agreements	—	475,412,134	—	475,412,134

U.S. Government Agency Commercial Mortgage-Backed Securities	—	19,034,533	—	19,034,533

U.S. Government Agency Mortgage-Backed Securities	—	5,870,960,793	—	5,870,960,793

U.S. Government Guaranteed Small Business Administration Pools & Loans	—	189,244,718	—	189,244,718

U.S. Department of Agriculture Loans	—	4,684,506	—	4,684,506

Short-Term Investments	40,759,128	—	—	40,759,128

Purchased Interest Rate Swaptions	—	46,533,578	—	46,533,578

Total Investments	$40,759,128	$7,891,487,947	$—	$7,932,247,075

Futures Contracts	$99,585,633	$—	$—	$99,585,633

Swap Contracts	—	259,357,894	—	259,357,894

Total	$140,344,761	$8,150,845,841	$—	$8,291,190,602

Liability Description

TBA Sale Commitments	$—	$(2,359,594,179)	$—	$(2,359,594,179)

Written Interest Rate Swaptions	—	(443,590)	—	(443,590)

Written Put Options	—	(17,410,544)	—	(17,410,544)

Swap Contracts	—	(6,643,306)	—	(6,643,306)

Total	$—	$(2,384,091,619)	$—	$(2,384,091,619)

13  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

36

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 28, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.

163(j) Interest Dividends. For the fiscal year ended October 31, 2022, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.

38

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•

The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

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Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;

•	Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•

Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;

•

Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;

•

The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Short Duration Government Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and,

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Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in investment grade and other income securities, including in investing in securities issued, backed or otherwise guaranteed by the U.S. government. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was equal to its benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

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Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

42

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present). Other Directorships. None.

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

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Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

45

Eaton Vance

Short Duration Government Income Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.

Richard F. Froio 1968	Chief Compliance Officer	Since 2017

Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

47

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

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Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560    10.31.22

Eaton Vance
Tax-Managed Global Dividend Income Fund
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022
Eaton Vance
Tax-Managed Global Dividend Income Fund

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting November 1, 2021, was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine in February 2022.
In the opening months of the period, stock investors as well as consumers appeared to take a “glass is half full” approach. In both the U.S. and Europe, consumers rushed to spend money saved earlier in the pandemic. Major U.S. equity indexes closed at new all-time highs during the final months of 2021.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. Central banks around the world -- including the U.S. Federal Reserve (the Fed), the Bank of England, and the European Central Bank (ECB) -- initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by the Russia-Ukraine conflict pushed inflation rates even higher and stock prices lower during the period.
In the U.S., investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, and September 2022 meetings, the Fed hiked the federal funds rate 0.75% each time -- to a 3.00%-3.25% range -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down around the globe.
As the period came to a close in October 2022, however, U.S. and European stocks delivered positive performance for the first time in months -- driven by a combination of better-than-expected U.S. company earnings; improving investor sentiment that stocks had been oversold during the August-September market pullback; government measures to address Europe’s energy crisis; and hope that central bank rate hikes would help tame inflation.
Meanwhile in the world’s second-largest economy, China’s zero-COVID policy severely restricted economic output. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, lost more ground in October and was one of the worst-performing major indexes during the period, declining 42.74%.
Major equity indexes elsewhere also suffered significant losses. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -19.96%; the S&P 500® Index, a broad measure of U.S. stocks, returned -14.61%; and the technology-laden Nasdaq Composite Index returned -28.56%. The MSCI EAFE Index of developed-market international equities returned -23.00%, while the MSCI Emerging Markets Index, dragged down by its China allocation, returned -31.03% during the period.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) returned -19.65% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI World Index (the Index), which returned -18.48%.
The Fund’s use of equity index futures contracts, a type of derivative, detracted from performance relative to the Index. Within the Fund’s common stock portfolio, the Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight allocation to European equities and an underweight allocation to U.S. equities. The Fund hedged these overweight and underweight exposures by selling short European index futures contracts and buying U.S. index futures contracts. By period-end, these index futures contracts were no longer in effect.
The Fund’s common stock allocation underperformed the Index and detracted from Fund performance versus the Index as well. Within the common stock allocation, detractors from relative returns included stock selections in the industrials, utilities, and information technology sectors.
On an individual stock basis, an overweight position in Germany-based athletic apparel company Adidas AG (Adidas) was the largest detractor from returns versus the Index. Several factors precipitated a significant decline in Adidas’ stock price during the period: lowered sales forecasts amid initiatives to clear out excess inventory; the termination of Adidas’ partnership with Kanye West’s Yeezy brand; lower revenues in China due to the country’s zero-COVID-19 policies and lockdowns; and the unexpected resignation of Adidas’ CEO.
In contrast, contributors to performance of the common stock allocation included security selections in the financials and communication services sectors, along with security selections and an underweight position in the consumer discretionary sector.
On an individual stock basis, the largest contributor to relative returns was an overweight position in oil and gas producer EOG Resources, Inc., as higher energy prices led to increased profits that boosted its stock price during the period.
The Fund’s allocation to preferred securities contributed modestly to performance versus the Index as well. The Fund’s preferred allocation -- preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and other debt securities with preferred characteristics -- outperformed both the Index and the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index (the Preferred Index).
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Management’s Discussion of Fund Performance† — continued

Outperformance versus the Preferred Index was driven largely by an overweight position in the energy sector where demand grew and commodity prices rose, particularly after Russia -- one of the world’s largest oil and gas exporters -- invaded Ukraine and its exports were sanctioned by much of the world.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Performance

Portfolio Manager(s) Christopher M. Dyer, CFA, of Eaton Vance Advisers International Ltd.; John H. Croft, CFA and Derek J.V. DiGregorio, each of Eaton Vance Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/30/2003	05/30/2003	(19.65)%	5.24%	7.20%
Class A with 5.25% Maximum Sales Charge	—	—	(23.88)	4.12	6.63
Class C at NAV	05/30/2003	05/30/2003	(20.22)	4.46	6.55
Class C with 1% Maximum Deferred Sales Charge	—	—	(20.96)	4.46	6.55
Class I at NAV	08/27/2007	05/30/2003	(19.44)	5.50	7.46

MSCI World Index	—	—	(18.48)%	6.37%	8.93%
% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	05/30/2003	05/30/2003	(25.13)%	3.22%	5.69%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	(12.51)	3.38	5.36
Class C After Taxes on Distributions	05/30/2003	05/30/2003	(22.15)	3.73	5.76
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	(10.84)	3.63	5.35
Class I After Taxes on Distributions	08/27/2007	05/30/2003	(20.80)	4.54	6.46
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	(9.75)	4.46	6.07
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.16%	1.92%	0.91%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2012	$18,867	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$2,054,565	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Fund Profile

Sector Allocation (% of total investments)[1]
Country Allocation (% of total investments)
Top 10 Holdings (% of total investments)[1]
Alphabet, Inc., Class C	4.4%
Microsoft Corp.	4.0
Apple, Inc.	3.2
EOG Resources, Inc.	3.1
Eli Lilly & Co.	2.8
Coca-Cola Co. (The)	2.4
Nestle S.A.	2.3
Berkshire Hathaway, Inc., Class B	2.0
Amazon.com, Inc.	2.0
Novo Nordisk A/S, Class B	1.9
Total	28.1%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.
Important Notice to Shareholders
Effective November 18, 2022, the Fund is managed by Christopher M. Dyer, CFA and Derek J.V. DiGregorio.

6

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 929.30	$5.84	1.20%
Class C	$1,000.00	$ 926.00	$9.47	1.95%
Class I	$1,000.00	$ 929.80	$4.62	0.95%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$1,015.38	$9.91	1.95%
Class I	$1,000.00	$1,020.42	$4.84	0.95%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022.
7

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Portfolio of Investments

Common Stocks — 96.2%
Security	Shares	Value
Aerospace & Defense — 1.1%
Safran S.A.	49,881	$ 5,555,241
		$ 5,555,241
Air Freight & Logistics — 0.9%
GXO Logistics, Inc.(1)	131,897	$ 4,819,516
		$ 4,819,516
Automobiles — 0.7%
Stellantis NV	279,338	$ 3,768,707
		$ 3,768,707
Banks — 5.6%
Banco Santander S.A.	2,020,541	$ 5,240,223
Citigroup, Inc.	22,166	1,016,533
Citizens Financial Group, Inc.	91,549	3,744,354
HDFC Bank, Ltd.	216,762	3,931,790
ING Groep NV	293,763	2,890,506
M&T Bank Corp.	13,863	2,334,113
Standard Chartered PLC	491,649	2,937,473
Toronto-Dominion Bank (The)	7,722	494,206
Wells Fargo & Co.	139,323	6,407,465
		$ 28,996,663
Beverages — 3.7%
Coca-Cola Co. (The)	201,470	$ 12,057,979
Diageo PLC	174,536	7,182,586
		$ 19,240,565
Biotechnology — 1.0%
CSL, Ltd.	28,206	$ 5,049,308
		$ 5,049,308
Building Products — 0.6%
Assa Abloy AB, Class B	162,340	$ 3,277,981
		$ 3,277,981
Capital Markets — 1.8%
Bank of New York Mellon Corp. (The)	111,987	$ 4,715,773
State Street Corp.	61,772	4,571,128
		$ 9,286,901
Security	Shares	Value
Chemicals — 0.5%
Sika AG	10,725	$ 2,418,227
		$ 2,418,227
Construction Materials — 0.2%
CRH PLC	22,005	$ 792,572
		$ 792,572
Consumer Finance — 0.6%
Capital One Financial Corp.	31,393	$ 3,328,286
		$ 3,328,286
Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B(1)	35,231	$ 10,396,316
		$ 10,396,316
Electric Utilities — 2.2%
Iberdrola S.A.	601,442	$ 6,116,228
NextEra Energy, Inc.	71,119	5,511,723
		$ 11,627,951
Electrical Equipment — 2.2%
AMETEK, Inc.	50,969	$ 6,608,641
Schneider Electric SE	37,208	4,705,186
		$ 11,313,827
Electronic Equipment, Instruments & Components — 4.6%
CDW Corp.	42,219	$ 7,295,865
Halma PLC	138,550	3,359,738
Keyence Corp.	7,127	2,687,343
Keysight Technologies, Inc.(1)	17,629	3,070,090
TE Connectivity, Ltd.	34,983	4,275,972
Zebra Technologies Corp., Class A(1)	10,994	3,113,721
		$ 23,802,729
Entertainment — 1.2%
Nintendo Co., Ltd.	28,460	$ 1,155,450
Walt Disney Co. (The)(1)	46,611	4,965,936
		$ 6,121,386
Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	4,449	$ 921,788
Equity Residential	49,769	3,136,443
Healthpeak Properties, Inc.	72,069	1,710,197
		$ 5,768,428

8
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Food Products — 3.9%
Mondelez International, Inc., Class A	143,954	$ 8,850,292
Nestle S.A.	105,121	11,443,346
		$ 20,293,638
Health Care Equipment & Supplies — 3.6%
Alcon, Inc.	36,766	$ 2,238,511
Boston Scientific Corp.(1)	171,972	7,413,713
Intuitive Surgical, Inc.(1)	24,797	6,111,717
Straumann Holding AG	30,224	2,876,457
		$ 18,640,398
Health Care Providers & Services — 1.6%
Elevance Health, Inc.	15,491	$ 8,470,014
		$ 8,470,014
Hotels, Restaurants & Leisure — 2.2%
Compass Group PLC	382,509	$ 8,056,334
InterContinental Hotels Group PLC	59,229	3,182,416
		$ 11,238,750
Industrial Conglomerates — 1.0%
Siemens AG	49,382	$ 5,392,957
		$ 5,392,957
Insurance — 2.6%
AIA Group, Ltd.	539,760	$ 4,088,569
Allstate Corp. (The)	17,579	2,219,349
Arch Capital Group, Ltd.(1)	8,440	485,300
Aviva PLC	3	14
AXA S.A.	131,430	3,245,648
RenaissanceRe Holdings, Ltd.	21,294	3,293,756
		$ 13,332,636
Interactive Media & Services — 4.6%
Alphabet, Inc., Class C(1)	234,440	$ 22,192,090
Meta Platforms, Inc., Class A(1)	18,723	1,744,235
		$ 23,936,325
Internet & Direct Marketing Retail — 1.9%
Amazon.com, Inc.(1)	97,566	$ 9,994,661
		$ 9,994,661
IT Services — 4.1%
Amadeus IT Group S.A.(1)	76,667	$ 3,998,587
Fidelity National Information Services, Inc.	86,424	7,172,328
Security	Shares	Value
IT Services (continued)
Global Payments, Inc.	28,431	$ 3,248,526
Visa, Inc., Class A	31,830	6,593,903
		$ 21,013,344
Leisure Products — 0.9%
Yamaha Corp.	125,843	$ 4,751,108
		$ 4,751,108
Life Sciences Tools & Services — 1.0%
Danaher Corp.	14,037	$ 3,532,692
Lonza Group AG	2,852	1,468,163
		$ 5,000,855
Machinery — 1.5%
Graco, Inc.	42,870	$ 2,982,895
Ingersoll Rand, Inc.	90,452	4,567,826
Sandvik AB	20,944	327,286
		$ 7,878,007
Metals & Mining — 0.9%
Alleima AB(1)	4,188	$ 14,270
Anglo American PLC	42,552	1,274,611
Rio Tinto, Ltd.	55,322	3,139,501
		$ 4,428,382
Multiline Retail — 1.1%
Dollar Tree, Inc.(1)	34,683	$ 5,497,256
		$ 5,497,256
Multi-Utilities — 0.3%
CMS Energy Corp.	29,030	$ 1,656,162
		$ 1,656,162
Oil, Gas & Consumable Fuels — 4.3%
Chevron Corp.	38,001	$ 6,874,381
EOG Resources, Inc.	114,956	15,693,793
		$ 22,568,174
Personal Products — 0.5%
Kose Corp.	23,638	$ 2,359,556
		$ 2,359,556
Pharmaceuticals — 9.1%
AstraZeneca PLC	41,056	$ 4,817,187
Eli Lilly & Co.	39,712	14,379,318

9
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Pharmaceuticals (continued)
Novo Nordisk A/S, Class B	89,023	$ 9,679,582
Roche Holding AG PC	22,965	7,619,744
Sanofi	67,099	5,774,392
Zoetis, Inc.	31,896	4,809,279
		$ 47,079,502
Professional Services — 2.5%
Recruit Holdings Co., Ltd.	120,228	$ 3,699,556
RELX PLC	201,694	5,417,598
Verisk Analytics, Inc.	21,703	3,967,959
		$ 13,085,113
Semiconductors & Semiconductor Equipment — 4.3%
ASML Holding NV	18,467	$ 8,662,622
Infineon Technologies AG	187,453	4,548,634
Micron Technology, Inc.	86,340	4,670,994
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	69,711	4,290,712
		$ 22,172,962
Software — 6.5%
Adobe, Inc.(1)	17,527	$ 5,582,350
Dassault Systemes SE	71,140	2,384,525
Intuit, Inc.	11,846	5,064,165
Microsoft Corp.	88,063	20,442,064
		$ 33,473,104
Specialty Retail — 2.4%
Lowe's Cos., Inc.	29,619	$ 5,774,224
TJX Cos., Inc. (The)	92,526	6,671,125
		$ 12,445,349
Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	107,256	$ 16,446,635
		$ 16,446,635
Textiles, Apparel & Luxury Goods — 1.4%
LVMH Moet Hennessy Louis Vuitton SE	11,937	$ 7,532,182
		$ 7,532,182
Trading Companies & Distributors — 0.8%
Ashtead Group PLC	83,174	$ 4,332,785
		$ 4,332,785
Total Common Stocks (identified cost $384,286,350)		$498,584,459

Corporate Bonds — 1.2%
Security	Principal Amount (000's omitted)	Value
Banks — 0.2%
Citigroup, Inc.:
Series M, 6.30% to 5/15/24(2)(3)	$180	$ 168,525
Series W, 4.00% to 12/10/25(2)(3)	62	52,452
Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(2)(3)(4)	280	248,252
HSBC Holdings PLC, 6.00% to 5/22/27(2)(3)	200	162,540
JPMorgan Chase & Co.:
Series KK, 3.65% to 6/1/26(2)(3)	221	183,419
Series X, 6.10% to 10/1/24(2)(3)	118	115,604
Societe Generale S.A., 5.375% to 11/18/30(2)(3)(4)	200	145,370
UniCredit SpA, 7.296% to 4/2/29, 4/2/34(3)(4)	200	169,851
		$ 1,246,013
Capital Markets — 0.0%(5)
Charles Schwab Corp. (The), Series G, 5.375% to 6/1/25(2)(3)	$151	$ 148,169
		$ 148,169
Diversified Financial Services — 0.7%
Goldman Sachs Group, Inc. (The), Series V, 4.125% to 11/10/26(2)(3)	$38	$ 29,877
PPTT, 2006-A GS, Class A, 1.754%(2)(4)(6)	4,541	3,692,341
		$ 3,722,218
Electric Utilities — 0.0%(5)
Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(3)	$80	$ 74,870
		$ 74,870
Gas Utilities — 0.1%
NiSource, Inc., 5.65% to 6/15/23(2)(3)	$290	$ 268,250
		$ 268,250
Insurance — 0.1%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(3)(4)	$80	$ 60,108
QBE Insurance Group, Ltd., 5.875% to 5/12/25(2)(3)(4)	200	182,570
		$ 242,678
Oil, Gas & Consumable Fuels — 0.1%
EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(2)(3)	$151	$ 116,361

10
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Oil, Gas & Consumable Fuels (continued)
Odebrecht Oil & Gas Finance, Ltd., 0.00%(2)(4)	$2,008	$ 3,513
Plains All American Pipeline, L.P., Series B, 6.125% to 12/5/22(2)(3)	195	163,898
		$ 283,772
Pipelines — 0.0%(5)
Energy Transfer, L.P., Series B, 6.625% to 2/15/28(2)(3)	$135	$ 97,200
		$ 97,200
Total Corporate Bonds (identified cost $9,108,128)		$ 6,083,170

Exchange-Traded Funds — 0.1%
Security	Shares	Value
Equity Funds — 0.1%
iShares Preferred & Income Securities ETF	25,815	$ 787,616
Total Exchange-Traded Funds (identified cost $905,252)		$ 787,616

Preferred Stocks — 0.1%
Security	Shares	Value
Banks — 0.0%(5)
First Republic Bank, Series M, 4.00%	4,100	$ 61,541
JPMorgan Chase & Co., Series LL, 4.625%	2,100	38,934
		$ 100,475
Capital Markets — 0.0%(5)
Stifel Financial Corp., Series D, 4.50%	4,100	$ 66,379
		$ 66,379
Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 9.126%, (3 mo. USD LIBOR + 5.643%)(7)	13,811	$ 293,345
		$ 293,345
Security	Shares	Value
Pipelines — 0.0%
Energy Transfer, L.P., Series E, 7.60% to 5/15/24(3)	1,000	$ 23,030
		$ 23,030
Total Preferred Stocks (identified cost $627,845)		$ 483,229

Short-Term Investments — 1.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(8)	5,023,564	$ 5,023,564
Total Short-Term Investments (identified cost $5,023,564)		$ 5,023,564
Total Investments — 98.6% (identified cost $399,951,139)		$510,962,038
Other Assets, Less Liabilities — 1.4%		$ 7,507,240
Net Assets — 100.0%		$518,469,278
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(3)	Security converts to variable rate after the indicated fixed-rate coupon period.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $4,502,005 or 0.9% of the Fund's net assets.
(5)	Amount is less than 0.05%.
(6)	Variable rate security. The stated interest rate, which resets quarterly, is determined at auction and represents the rate in effect at October 31, 2022.
(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.
(8)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

11
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Portfolio of Investments — continued

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	61.4%	$313,686,362
United Kingdom	8.0	40,723,282
Switzerland	6.3	32,340,420
France	5.7	29,342,544
Spain	3.0	15,355,038
Netherlands	3.0	15,321,835
Japan	2.9	14,653,013
Germany	2.0	9,941,591
Denmark	1.9	9,679,582
Australia	1.6	8,371,379
Taiwan	0.8	4,290,712
Hong Kong	0.8	4,088,569
India	0.8	3,931,790
Sweden	0.7	3,619,537
Bermuda	0.6	3,293,756
Ireland	0.2	792,572
Canada	0.1	569,076
Italy	0.0 (1)	169,851
Brazil	0.0 (1)	3,513
Exchange-Traded Funds	0.2	787,616
Total Investments	100.0%	$510,962,038
(1)	Amount is less than 0.05%.
Abbreviations:
ADR	– American Depositary Receipt
LIBOR	– London Interbank Offered Rate
PC	– Participation Certificate
PPTT	– Preferred Pass-Through Trust
Currency Abbreviations:
USD	– United States Dollar
12
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $394,927,575)	$ 505,938,474
Affiliated investment, at value (identified cost $5,023,564)	5,023,564
Foreign currency, at value (identified cost $4,533,785)	4,591,328
Interest and dividends receivable	317,776
Dividends receivable from affiliated investment	16,950
Receivable for investments sold	1,438,226
Receivable for Fund shares sold	359,486
Tax reclaims receivable	2,084,003
Total assets	$519,769,807
Liabilities
Payable for Fund shares redeemed	$ 500,104
Payable to affiliates:
Investment adviser fee	276,213
Administration fee	63,983
Distribution and service fees	90,100
Trustees' fees	3,341
Accrued foreign capital gains taxes	118,552
Accrued expenses	248,236
Total liabilities	$ 1,300,529
Net Assets	$518,469,278
Sources of Net Assets
Paid-in capital	$ 442,917,094
Distributable earnings	75,552,184
Net Assets	$518,469,278
Class A Shares
Net Assets	$ 356,745,670
Shares Outstanding	27,356,042
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.04
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 13.76
Class C Shares
Net Assets	$ 20,043,639
Shares Outstanding	1,540,736
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 13.01
Class I Shares
Net Assets	$ 141,679,969
Shares Outstanding	10,853,017
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.05
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
13
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $3,563,830)	$ 27,829,826
Dividend income from affiliated investments	57,448
Interest income	288,109
Other income	9,319,759
Total investment income	$ 37,495,142
Expenses
Investment adviser fee	$ 3,936,251
Administration fee	914,724
Distribution and service fees:
Class A	1,050,129
Class C	253,876
Trustees’ fees and expenses	38,329
Custodian fee	229,273
Transfer and dividend disbursing agent fees	276,893
Legal and accounting services	95,469
Printing and postage	11,682
Registration fees	54,150
Miscellaneous	135,261
Total expenses	$ 6,996,037
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 4,204
Total expense reductions	$ 4,204
Net expenses	$ 6,991,833
Net investment income	$ 30,503,309
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $14,715)	$ (23,984,906)
Investment transactions - affiliated investments	1,164,154
Futures contracts	(4,620,285)
Foreign currency transactions	(548,005)
Net realized loss	$ (27,989,042)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $118,552)	$ (135,887,737)
Investments - affiliated investment	(733,495)
Foreign currency	(333,117)
Net change in unrealized appreciation (depreciation)	$(136,954,349)
Net realized and unrealized loss	$(164,943,391)
Net decrease in net assets from operations	$(134,440,082)
14
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 30,503,309	$ 16,238,064
Net realized gain (loss)	(27,989,042)	31,184,026
Net change in unrealized appreciation (depreciation)	(136,954,349)	179,415,946
Net increase (decrease) in net assets from operations	$(134,440,082)	$226,838,036
Distributions to shareholders:
Class A	$ (36,746,038)	$ (12,219,524)
Class C	(2,080,114)	(686,082)
Class I	(14,667,950)	(5,165,761)
Total distributions to shareholders	$ (53,494,102)	$ (18,071,367)
Transactions in shares of beneficial interest:
Class A	$ (8,254,820)	$ (3,189,380)
Class C	(4,029,377)	(23,480,455)
Class I	4,202,035	(18,861,930)
Net decrease in net assets from Fund share transactions	$ (8,082,162)	$ (45,531,765)
Net increase (decrease) in net assets	$(196,016,346)	$163,234,904
Net Assets
At beginning of year	$ 714,485,624	$ 551,250,720
At end of year	$ 518,469,278	$714,485,624
15
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 17.640	$ 12.690	$ 12.730	$ 11.830	$ 12.520
Income (Loss) From Operations
Net investment income(1)	$ 0.743	$ 0.390	$ 0.392	$ 0.494	$ 0.389
Net realized and unrealized gain (loss)	(4.024)	4.992	—	0.838	(0.647)
Total income (loss) from operations	$ (3.281)	$ 5.382	$ 0.392	$ 1.332	$ (0.258)
Less Distributions
From net investment income	$ (0.644)	$ (0.432)	$ (0.432)	$ (0.432)	$ (0.432)
From net realized gain	(0.675)	—	—	—	—
Total distributions	$ (1.319)	$ (0.432)	$ (0.432)	$ (0.432)	$ (0.432)
Net asset value — End of year	$ 13.040	$ 17.640	$ 12.690	$ 12.730	$ 11.830
Total Return(2)	(19.65)%	42.80%	3.20%	11.52%	(2.24)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$356,746	$494,280	$357,048	$383,956	$302,220
Ratios (as a percentage of average daily net assets):
Expenses	1.18% (3)	1.16%	1.20%	1.22%	1.18%
Net investment income	4.97%	2.41%	3.09%	4.08%	3.07%
Portfolio Turnover	99%	56%	173%	128%	136%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
16
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 17.590	$ 12.650	$ 12.700	$ 11.800	$ 12.480
Income (Loss) From Operations
Net investment income(1)	$ 0.612	$ 0.248	$ 0.300	$ 0.312	$ 0.295
Net realized and unrealized gain (loss)	(3.990)	5.003	(0.014)	0.927	(0.639)
Total income (loss) from operations	$ (3.378)	$ 5.251	$ 0.286	$ 1.239	$ (0.344)
Less Distributions
From net investment income	$ (0.527)	$ (0.311)	$ (0.336)	$ (0.339)	$ (0.336)
From net realized gain	(0.675)	—	—	—	—
Total distributions	$ (1.202)	$ (0.311)	$ (0.336)	$ (0.339)	$ (0.336)
Net asset value — End of year	$13.010	$17.590	$12.650	$12.700	$ 11.800
Total Return(2)	(20.22)%	41.79%	2.34%	10.70%	(2.90)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 20,044	$ 31,961	$ 42,936	$ 72,014	$184,009
Ratios (as a percentage of average daily net assets):
Expenses	1.94% (3)	1.92%	1.96%	1.97%	1.93%
Net investment income	4.08%	1.55%	2.38%	2.62%	2.33%
Portfolio Turnover	99%	56%	173%	128%	136%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
17
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 17.650	$ 12.700	$ 12.750	$ 11.850	$ 12.530
Income (Loss) From Operations
Net investment income(1)	$ 0.788	$ 0.424	$ 0.424	$ 0.503	$ 0.419
Net realized and unrealized gain (loss)	(4.032)	4.998	(0.010)	0.859	(0.635)
Total income (loss) from operations	$ (3.244)	$ 5.422	$ 0.414	$ 1.362	$ (0.216)
Less Distributions
From net investment income	$ (0.681)	$ (0.472)	$ (0.464)	$ (0.462)	$ (0.464)
From net realized gain	(0.675)	—	—	—	—
Total distributions	$ (1.356)	$ (0.472)	$ (0.464)	$ (0.462)	$ (0.464)
Net asset value — End of year	$ 13.050	$ 17.650	$ 12.700	$ 12.750	$ 11.850
Total Return(2)	(19.44)%	43.12%	3.38%	11.78%	(1.91)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$141,680	$188,245	$151,266	$177,646	$182,260
Ratios (as a percentage of average daily net assets):
Expenses	0.93% (3)	0.91%	0.95%	0.97%	0.93%
Net investment income	5.26%	2.63%	3.34%	4.16%	3.30%
Portfolio Turnover	99%	56%	173%	128%	136%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
18
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
19

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Notes to Financial Statements — continued

C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2022, the Fund received approximately $9,315,000 from France for previously withheld foreign taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
20

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$26,337,455	$18,071,367
Long-term capital gains	$27,156,647	$ —
During the year ended October 31, 2022, distributable earnings was decreased by $920,411 and paid-in capital was increased by $920,411 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 7,864,063
Deferred capital losses	(32,866,715)
Net unrealized appreciation	100,540,413
Other temporary differences	14,423
Distributable earnings	$ 75,552,184
At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $32,866,715 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $32,866,715 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 410,097,610
Gross unrealized appreciation	$ 111,779,718
Gross unrealized depreciation	(10,915,290)
Net unrealized appreciation	$ 100,864,428
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%
For the year ended October 31, 2022, the Fund’s investment adviser fee amounted to $3,936,251 or 0.65% of the Fund’s average daily net assets.
21

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Notes to Financial Statements — continued

Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and an indirect wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $4,204 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2022, the administration fee amounted to $914,724.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $38,458 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $15,940 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $1,050,129 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $190,407 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $63,469 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $1,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $594,829,118 and $634,189,701, respectively, for the year ended October 31, 2022.
22

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	837,928	$ 12,746,332	2,234,565	$ 34,306,855
Issued to shareholders electing to receive payments of distributions in Fund shares	1,988,103	31,128,867	647,031	10,360,944
Redemptions	(3,492,728)	(52,130,019)	(3,002,896)	(47,857,179)
Net decrease	(666,697)	$ (8,254,820)	(121,300)	$ (3,189,380)
Class C
Sales	151,545	$ 2,260,680	140,253	$ 2,271,288
Issued to shareholders electing to receive payments of distributions in Fund shares	123,746	1,950,604	40,723	643,002
Redemptions	(551,290)	(8,240,661)	(1,757,510)	(26,394,745)
Net decrease	(275,999)	$ (4,029,377)	(1,576,534)	$(23,480,455)
Class I
Sales	1,203,000	$ 18,090,072	1,057,748	$ 17,031,239
Issued to shareholders electing to receive payments of distributions in Fund shares	924,788	14,449,527	306,479	4,916,542
Redemptions	(1,937,346)	(28,337,564)	(2,614,560)	(40,809,711)
Net increase (decrease)	190,442	$ 4,202,035	(1,250,333)	$(18,861,930)
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2022, there were no obligations outstanding under these financial instruments.
The Fund is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended October 31, 2022, the Fund entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2022 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts	$(4,620,285)	$ —
(1)	Statement of Operations location: Net realized gain (loss) - Futures contracts.
23

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Notes to Financial Statements — continued

The average notional cost of futures contracts outstanding during the year ended October 31, 2022, which is indicative of the volume of this derivative type, was approximately as follows:
Futures Contracts — Long	Futures Contracts — Short
$31,015,000	$30,670,000
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2022.
10  Investments in Affiliated Issuers and Funds
The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2022, the value of the Fund's investment in affiliated issuers and funds was $5,023,564, which represents 1.0% of the Fund's net assets. Transactions in affiliated issuers and funds by the Fund for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Common Stocks
Mitsubishi UFJ Financial Group, Inc.	$5,427,003	$ —	$ (5,857,757)	$ 1,164,249	$ (733,495)	$ —	$ —	—
Short-Term Investments
Cash Reserves Fund	4,612,971	36,412,067	(41,024,943)	(95)	—	—	481	—
Liquidity Fund	—	115,192,424	(110,168,860)	—	—	5,023,564	56,967	5,023,564
Total				$1,164,154	$(733,495)	$5,023,564	$57,448
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
24

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Notes to Financial Statements — continued

At October 31, 2022, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 28,902,261	$ 1,155,450	$ —	$ 30,057,711
Consumer Discretionary	27,937,266	27,290,747	—	55,228,013
Consumer Staples	20,908,271	20,985,488	—	41,893,759
Energy	22,568,174	—	—	22,568,174
Financials	43,006,579	22,334,223	—	65,340,802
Health Care	44,716,733	39,523,344	—	84,240,077
Industrials	22,946,837	32,708,590	—	55,655,427
Information Technology	91,267,325	25,641,449	—	116,908,774
Materials	14,270	7,624,911	—	7,639,181
Real Estate	5,768,428	—	—	5,768,428
Utilities	7,167,885	6,116,228	—	13,284,113
Total Common Stocks	$315,204,029	$183,380,430*	$ —	$498,584,459
Corporate Bonds	$ —	$ 6,083,170	$ —	$ 6,083,170
Exchange-Traded Funds	787,616	—	—	787,616
Preferred Stocks:
Energy	316,375	—	—	316,375
Financials	166,854	—	—	166,854
Total Preferred Stocks	$ 483,229	$ —	$ —	$ 483,229
Short-Term Investments	$ 5,023,564	$ —	$ —	$ 5,023,564
Total Investments	$321,498,438	$189,463,600	$ —	$510,962,038
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
25

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Notes to Financial Statements — continued

12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
26

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
27

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $30,631,498, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 15.09% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended October 31, 2022, the Fund designates 0.69% of distributions from net investment income as a 163(j) interest dividend.
28

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
29

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), and the sub-advisory agreement between the Adviser and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
30

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the investment strategies of the Fund. The Board also considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including investing in both U.S. and foreign common stocks. In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
31

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
32

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
33

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
34

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
35

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
36

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
37

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
38

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
39

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857    10.31.22

Parametric
Tax-Managed International Equity Fund
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration.  The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2022
Parametric
Tax-Managed International Equity Fund

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
Stock prices in developed markets outside the U.S. fell significantly during the 12 months ended October 31, 2022, finishing the period in bear-market territory, as measured by the MSCI EAFE Index (the Index). Negative country-level returns were universal across constituents, with every country declining by double-digits.
Markets directly impacted by Russia’s war in Ukraine -- or with high exposure to technology-related businesses -- fared the worst during the period. Hong Kong, with its close ties to mainland China, was among the hardest hit. On the other hand, a strong showing from energy stocks was beneficial to a handful of energy-rich nations. U.S.-based exporters, however, faced an added challenge by the strength of the U.S. dollar, resulting in additional losses from foreign currency depreciation during the period.
In Europe, the Russia-Ukraine conflict weighed strongly on markets, with heavy equity losses in Germany and Austria due to their outsized dependence on Russian energy. High inflation, rising interest rates, and growing recessionary fears across the region also punished stocks. Countries with high exposure to the industrials sector, such as Ireland and Sweden, were particularly vulnerable during the period. Additionally, a strong pullback in technology stocks, including key semiconductor manufacturing equipment suppliers, was a significant challenge for the Netherlands -- the worst-performing developed nation during the period. In contrast, both the U.K. and Norway avoided the full brunt of the widespread equity sell-off, buoyed in part by rising energy prices.
Turning to the Pacific region, stocks in Japan modestly lagged the Index largely due to a sharp decline in the yen versus the U.S. dollar -- a side effect of rising U.S. interest rates, while the Bank of Japan held its rates near zero percent during the period. Hong Kong was another underperformer in the region as spillover from China’s regulatory crackdown and zero-COVID policy soured investor sentiment abroad. Results were a bit better in Australia, where a handful of sectors -- including energy -- were up over the period, leading to outperformance from the land down under.
Fund Performance
For the 12-month period ended October 31, 2022, Parametric Tax-Managed International Equity Fund (the Fund) returned -25.40% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned -23.00%.
Factors detracting from the Fund’s performance relative to the Index included an underweight exposure to the U.K., which declined less than the broader market due in part to a rally in energy stocks. In Sweden, stock selections emphasizing medium- and small-size companies also detracted from relative performance versus the Index. This decline was partially the result of underperforming small-cap stocks within the communication services sector. Finally, sector diversification within Denmark, which resulted in an overweight exposure to health care, harmed the Fund’s relative performance during the period.
In contrast, factors contributing to Fund performance relative to the Index included stock selections within Israel. These gains were partly the result of excluding investments in high beta equities -- a measure of a stock's potential volatility and risk relative to its index -- and including small-cap companies within the industrials sector.
Sector diversification within Japan also contributed to returns relative to the Index during the period. Relative performance was largely due to overweight positions in the utilities and energy sectors, which limited losses to single digits. Additionally, an underweight exposure to the Netherlands added to relative performance, as the European country was the worst-performing Index constituent during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Performance

Portfolio Manager(s) Thomas C. Seto, Paul W. Bouchey, CFA and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/22/1998	04/22/1998	(25.40)%	(0.75)%	3.58%
Class A with 5.25% Maximum Sales Charge	—	—	(29.32)	(1.82)	3.02
Class C at NAV	04/22/1998	04/22/1998	(25.98)	(1.48)	2.98
Class C with 1% Maximum Deferred Sales Charge	—	—	(26.71)	(1.48)	2.98
Class I at NAV	09/02/2008	04/22/1998	(25.19)	(0.50)	3.84

MSCI EAFE Index	—	—	(23.00)%	(0.09)%	4.12%
% After-Tax Returns with Maximum Sales Charge[2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	04/22/1998	04/22/1998	(29.44)%	(1.94)%	2.87%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	(16.71)	(1.14)	2.72
Class C After Taxes on Distributions	04/22/1998	04/22/1998	(26.67)	(1.42)	2.91
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	(15.29)	(0.87)	2.66
Class I After Taxes on Distributions	09/02/2008	04/22/1998	(25.37)	(0.67)	3.66
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	(14.18)	(0.08)	3.43
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.39%	2.14%	1.14%
Net	1.05	1.80	0.80
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2012	$13,411	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$1,458,396	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Geographic Allocation (% of common stocks)
Top 10 Holdings (% of net assets)[1]
Nestle S.A.	1.2%
Air Liquide S.A.	1.0
Cie Financiere Richemont S.A.	1.0
TotalEnergies SE	0.9
AstraZeneca PLC	0.9
E.ON SE	0.7
Deutsche Telekom AG	0.7
CSL, Ltd.	0.7
Novo Nordisk A/S, Class B	0.7
LVMH Moet Hennessy Louis Vuitton SE	0.7
Total	8.5%

Footnotes:
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[1]	Excludes cash and cash equivalents.
4

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Important Notice to Shareholders
Effective April 29, 2022, the Fund’s Investor Class shares were redesignated as Class A shares. Class A shares are subject to a front-end sales charge, subject to certain exceptions. Former Investor Class shareholders, who established their Fund accounts before April 29, 2022, did not pay a sales charge in connection with the redesignation or will not be subject to this sales charge on future purchases of Class A shares for such accounts. Effective April 29, 2022, the Fund’s Institutional Class shares were redesignated as Class I shares. This share class redesignation did not result in changes to the annual operating expenses of Class I or the Fund.

5

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 856.40	$4.91**	1.05%
Class C	$1,000.00	$ 853.60	$8.41**	1.80%
Class I	$1,000.00	$ 857.60	$3.75**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.91	$5.35**	1.05%
Class C	$1,000.00	$1,016.13	$9.15**	1.80%
Class I	$1,000.00	$1,021.17	$4.08**	0.80%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.
**	Absent an allocation of certain expenses to affiliates, expenses would be higher.
6

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Investment in Tax-Managed International Equity Portfolio, at value (identified cost $36,661,983)	$ 33,556,492
Receivable for Fund shares sold	164,116
Receivable from affiliates	14,561
Total assets	$33,735,169
Liabilities
Payable for Fund shares redeemed	$ 272,938
Payable to affiliates:
Distribution and service fees	3,418
Trustees' fees	43
Accrued expenses	58,969
Total liabilities	$ 335,368
Net Assets	$33,399,801
Sources of Net Assets
Paid-in capital	$ 37,666,686
Accumulated loss	(4,266,885)
Net Assets	$33,399,801
Class A Shares
Net Assets	$ 15,636,955
Shares Outstanding	1,580,078
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.90
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 10.45
Class C Shares
Net Assets	$ 208,604
Shares Outstanding	22,223
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.39
Class I Shares
Net Assets	$ 17,554,242
Shares Outstanding	1,777,171
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.88
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
7
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $145,879)	$ 1,101,654
Securities lending income allocated from Portfolio, net	23,613
Expenses allocated from Portfolio	(256,402)
Total investment income from Portfolio	$ 868,865
Expenses
Distribution and service fees:
Class A	$ 47,555
Class C	2,851
Trustees’ fees and expenses	500
Custodian fee	18,005
Transfer and dividend disbursing agent fees	61,467
Legal and accounting services	33,555
Printing and postage	12,760
Registration fees	55,017
Miscellaneous	10,094
Total expenses	$ 241,804
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 151,087
Total expense reductions	$ 151,087
Net expenses	$ 90,717
Net investment income	$ 778,148
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ (664,824)
Foreign currency transactions	(17,050)
Net realized loss	$ (681,874)
Change in unrealized appreciation (depreciation):
Investments	$ (10,791,555)
Foreign currency	(13,141)
Net change in unrealized appreciation (depreciation)	$(10,804,696)
Net realized and unrealized loss	$(11,486,570)
Net decrease in net assets from operations	$(10,708,422)
8
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 778,148	$ 768,425
Net realized loss	(681,874)	(327,229)
Net change in unrealized appreciation (depreciation)	(10,804,696)	8,853,823
Net increase (decrease) in net assets from operations	$(10,708,422)	$ 9,295,019
Distributions to shareholders:
Class A	$ (449,871)	$ (234,080)
Class C	(4,143)	—
Class I	(383,363)	(179,742)
Total distributions to shareholders	$ (837,377)	$ (413,822)
Transactions in shares of beneficial interest:
Class A	$ (671,576)	$ (1,175,092)
Class C	(121,046)	(318,573)
Class I	6,720,798	1,306,907
Net increase (decrease) in net assets from Fund share transactions	$ 5,928,176	$ (186,758)
Net increase (decrease) in net assets	$ (5,617,623)	$ 8,694,439
Net Assets
At beginning of year	$ 39,017,424	$ 30,322,985
At end of year	$ 33,399,801	$39,017,424
9
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$13.550	$ 10.480	$ 11.330	$ 10.370	$ 11.310
Income (Loss) From Operations
Net investment income(1)	$ 0.230	$ 0.250	$ 0.147	$ 0.242	$ 0.179
Net realized and unrealized gain (loss)	(3.606)	2.955	(0.738)	0.887	(0.848)
Total income (loss) from operations	$ (3.376)	$ 3.205	$ (0.591)	$ 1.129	$ (0.669)
Less Distributions
From net investment income	$ (0.274)	$ (0.135)	$ (0.259)	$ (0.169)	$ (0.271)
Total distributions	$ (0.274)	$ (0.135)	$ (0.259)	$ (0.169)	$ (0.271)
Net asset value — End of year	$ 9.900	$13.550	$10.480	$11.330	$10.370
Total Return(2)(3)	(25.40)%	30.73%	(5.41)%	11.16%	(6.09)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,637	$ 22,264	$ 18,165	$ 21,757	$ 17,824
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.05% (5)	1.05%	1.05%	1.05%	1.05%
Net investment income	1.97%	1.93%	1.37%	2.26%	1.59%
Portfolio Turnover of the Portfolio	22%	23%	10%	37%	30%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.41%, 0.34%, 0.45%, 0.51% and 0.41% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
10
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$12.840	$ 9.900	$10.690	$ 9.770	$10.670
Income (Loss) From Operations
Net investment income(1)	$ 0.133	$ 0.133	$ 0.062	$ 0.119	$ 0.086
Net realized and unrealized gain (loss)	(3.431)	2.807	(0.701)	0.886	(0.794)
Total income (loss) from operations	$ (3.298)	$ 2.940	$ (0.639)	$ 1.005	$ (0.708)
Less Distributions
From net investment income	$ (0.152)	$ —	$ (0.151)	$ (0.085)	$ (0.192)
Total distributions	$ (0.152)	$ —	$ (0.151)	$ (0.085)	$ (0.192)
Net asset value — End of year	$ 9.390	$12.840	$ 9.900	$10.690	$ 9.770
Total Return(2)(3)	(25.98)%	29.70%	(6.11)%	10.42%	(6.78)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 209	$ 419	$ 598	$ 1,862	$ 6,186
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.80% (5)	1.80%	1.80%	1.80%	1.80%
Net investment income	1.19%	1.09%	0.62%	1.20%	0.81%
Portfolio Turnover of the Portfolio	22%	23%	10%	37%	30%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.41%, 0.34%, 0.45%, 0.51% and 0.41% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
11
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$13.520	$ 10.460	$ 11.310	$ 10.350	$ 11.290
Income (Loss) From Operations
Net investment income(1)	$ 0.260	$ 0.289	$ 0.173	$ 0.264	$ 0.198
Net realized and unrealized gain (loss)	(3.592)	2.934	(0.736)	0.895	(0.840)
Total income (loss) from operations	$ (3.332)	$ 3.223	$ (0.563)	$ 1.159	$ (0.642)
Less Distributions
From net investment income	$ (0.308)	$ (0.163)	$ (0.287)	$ (0.199)	$ (0.298)
Total distributions	$ (0.308)	$ (0.163)	$ (0.287)	$ (0.199)	$ (0.298)
Net asset value — End of year	$ 9.880	$13.520	$10.460	$11.310	$10.350
Total Return(2)(3)	(25.19)%	30.99%	(5.19)%	11.52%	(5.88)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,554	$ 16,335	$ 11,560	$ 13,301	$ 12,011
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	0.80% (5)	0.80%	0.80%	0.80%	0.80%
Net investment income	2.27%	2.23%	1.62%	2.48%	1.76%
Portfolio Turnover of the Portfolio	22%	23%	10%	37%	30%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.41%, 0.34%, 0.45%, 0.51% and 0.41% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
12
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A (renamed from Investor Class effective April 29, 2022) shares are generally sold subject to a sales charge imposed at time of purchase. Former Investor Class shareholders, who established their Fund accounts before April 29, 2022, did not pay a sales charge in connection with the redesignation or will not be subject to this sales charge on future purchases of Class A shares for such accounts. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or employer sponsored retirement plans. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I (renamed from Institutional Class effective April 29, 2022) shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (56.3% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation— Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income— The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
13

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$837,377	$413,822
During the year ended October 31, 2022, accumulated loss was increased by $105,516 and paid-in capital was increased by $105,516 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 596,220
Deferred capital losses	(1,415,808)
Net unrealized depreciation	(3,447,297)
Accumulated loss	$(4,266,885)
At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $1,415,808 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $468,046 are short-term and $947,762 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5.0 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. To
14

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Notes to Financial Statements — continued

the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2023. Pursuant to this agreement, EVM and Parametric were allocated $151,087 in total of the Fund’s operating expenses for the year ended October 31, 2022.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $21,368 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $47,555 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $2,138 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $713 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Redemptions of Class A shares by former Investor Class shareholders are not subject to a CDSC. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2022, increases and decreases in the Fund's investment in the Portfolio aggregated $10,344,047 and $5,214,977, respectively.
15

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	31,676	$ 383,229	50,456	$ 638,019
Issued to shareholders electing to receive payments of distributions in Fund shares	31,812	416,101	17,774	216,129
Redemptions	(126,605)	(1,470,906)	(157,811)	(2,029,240)
Net decrease	(63,117)	$ (671,576)	(89,581)	$(1,175,092)
Class C
Sales	2,090	$ 24,376	1,584	$ 19,419
Issued to shareholders electing to receive payments of distributions in Fund shares	326	4,067	—	—
Redemptions	(12,818)	(149,489)	(29,381)	(337,992)
Net decrease	(10,402)	$ (121,046)	(27,797)	$ (318,573)
Class I
Sales	1,168,258	$ 13,128,703	282,298	$ 3,637,343
Issued to shareholders electing to receive payments of distributions in Fund shares	28,431	370,458	14,247	172,530
Redemptions	(627,257)	(6,778,363)	(193,637)	(2,502,966)
Net increase	569,432	$ 6,720,798	102,908	$ 1,306,907
16

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
17

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $1,035,036, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended October 31, 2022, the Fund paid foreign taxes of $141,318 and recognized foreign source income of $1,190,988.
18

Tax-Managed International Equity Portfolio
October 31, 2022
Portfolio of Investments

Common Stocks — 99.4%
Security	Shares	Value
Australia — 8.3%
AGL Energy, Ltd.	18,829	$ 82,034
Altium, Ltd.	2,652	59,880
Ampol, Ltd.	3,627	63,261
Ansell, Ltd.	1,409	25,437
APA Group	24,888	167,556
ASX, Ltd.(1)	1,525	66,076
Aurizon Holdings, Ltd.	14,009	32,464
Australia and New Zealand Banking Group, Ltd.	2,177	35,667
BHP Group, Ltd.	8,183	196,557
Brambles, Ltd.	17,422	130,434
carsales.com, Ltd.(1)	5,155	66,777
Charter Hall Long Wale REIT	6,388	17,812
Charter Hall Retail REIT(1)	6,757	17,399
Cleanaway Waste Management, Ltd.	15,558	26,911
Coles Group, Ltd.	12,714	132,933
Commonwealth Bank of Australia	4,049	271,472
Cromwell Property Group(1)	20,061	8,997
CSL, Ltd.	2,345	419,791
Dexus	13,975	69,639
Domino's Pizza Enterprises, Ltd.(1)	933	38,042
Elders, Ltd.(1)	3,009	25,087
EVT, Ltd.(1)(2)	2,551	24,355
Goodman Group	12,811	139,393
GPT Group (The)(1)	22,015	60,840
GWA Group, Ltd.	11,241	14,594
Hansen Technologies, Ltd.	14,633	46,081
Harvey Norman Holdings, Ltd.(1)	17,000	45,225
IDP Education, Ltd.(1)	3,186	60,110
IPH, Ltd.	4,980	31,672
IRESS, Ltd.	3,720	24,146
JB Hi-Fi, Ltd.(1)	1,878	51,480
Lendlease Corp., Ltd.(1)	9,400	52,271
Lottery Corp., Ltd. (The)(2)	26,454	72,573
Medibank Private, Ltd.	16,474	29,664
Metcash, Ltd.(1)	11,800	30,977
Mirvac Group(1)	41,842	55,439
Newcrest Mining, Ltd.	2,354	26,071
Nine Entertainment Co. Holdings, Ltd.	46,592	61,530
Northern Star Resources, Ltd.(1)	3,606	20,125
Orica, Ltd.	4,147	36,889
Qube Holdings, Ltd.	28,277	49,229
REA Group, Ltd.(1)	1,183	91,689
Reece, Ltd.(1)	3,969	39,412
Rio Tinto, Ltd.	2,262	128,368
Security	Shares	Value
Australia (continued)
Shopping Centres Australasia Property Group	20,523	$ 35,745
Sonic Healthcare, Ltd.	2,770	57,991
Suncorp Group, Ltd.	10,185	74,503
Tabcorp Holdings, Ltd.(1)	26,454	16,332
Technology One, Ltd.	10,774	82,885
Telstra Group, Ltd.(1)	78,759	197,483
TPG Telecom, Ltd.(1)	20,255	63,540
Transurban Group	22,607	191,774
Washington H. Soul Pattinson & Co., Ltd.	6,497	116,271
Waypoint REIT, Ltd.	9,833	17,168
Wesfarmers, Ltd.	7,953	230,788
Westpac Banking Corp.	3,483	53,781
Whitehaven Coal, Ltd.	17,283	100,393
Woodside Energy Group, Ltd.	10,133	234,259
Woolworths Group, Ltd.	14,196	299,788
Worley, Ltd.(1)	4,927	45,004
		$ 4,964,064
Austria — 1.1%
ams-OSRAM AG(1)(2)	3,049	$ 17,258
ANDRITZ AG	1,698	78,917
AT&S Austria Technologie & Systemtechnik AG	704	21,743
BAWAG Group AG(3)	822	39,683
CA Immobilien Anlagen AG	2,850	90,015
Erste Group Bank AG	2,269	55,919
IMMOFINANZ AG	1,241	0
Kontron AG	1,191	17,238
Lenzing AG	466	22,295
Mayr Melnhof Karton AG	125	17,787
Oesterreichische Post AG	768	21,852
OMV AG	2,018	92,916
PIERER Mobility AG(1)	420	24,368
Telekom Austria AG	8,000	46,504
Verbund AG	1,229	96,274
voestalpine AG	1,029	22,340
		$ 665,109
Belgium — 2.2%
Ackermans & van Haaren NV	831	$ 115,776
Ageas S.A./NV	1,164	40,296
Anheuser-Busch InBev S.A./NV	2,419	120,999
Cofinimmo S.A.	488	40,473
Deceuninck NV	12,470	25,381
D'Ieteren Group	881	146,623
Econocom Group S.A./NV	10,730	29,162
Elia Group S.A./NV	938	118,594

19
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Belgium (continued)
Etablissements Franz Colruyt NV	478	$ 11,522
Euronav NV	5,526	96,339
EVS Broadcast Equipment S.A.	1,740	35,562
Fagron	1,130	14,068
Groupe Bruxelles Lambert NV	459	33,840
KBC Group NV	340	17,039
Melexis NV	909	62,518
Montea NV	196	13,369
Proximus SADP	9,427	98,830
Shurgard Self Storage S.A.	370	16,110
Sofina S.A.	150	29,250
Solvay S.A.	537	48,459
UCB S.A.	1,600	120,588
Umicore S.A.	2,338	77,074
VGP NV	165	12,511
		$ 1,324,383
Denmark — 4.3%
Alm Brand A/S	18,202	$ 24,875
AP Moller - Maersk A/S, Class A	34	68,023
AP Moller - Maersk A/S, Class B	45	94,013
Bakkafrost P/F	1,540	77,027
Carlsberg A/S, Class B	2,213	260,571
Chr. Hansen Holding A/S	2,271	126,134
Coloplast A/S, Class B	665	74,128
DFDS A/S	1,410	42,818
DSV A/S	1,214	164,046
Jyske Bank A/S(2)	1,046	56,452
Netcompany Group A/S(2)(3)	1,534	52,592
Novo Nordisk A/S, Class B	3,847	418,289
Novozymes A/S, Class B	4,578	240,302
Orsted A/S(1)(3)	4,338	357,910
Pandora A/S	2,723	143,239
Ringkjoebing Landbobank A/S	652	70,913
Scandinavian Tobacco Group A/S(3)	1,702	28,510
SimCorp A/S	792	47,291
Spar Nord Bank A/S	2,029	24,566
Sydbank A/S	1,310	39,890
Topdanmark A/S	972	44,861
Tryg A/S	5,012	108,406
		$ 2,564,856
Finland — 2.2%
Elisa Oyj	2,351	$ 113,615
Fortum Oyj	7,644	107,584
Kemira Oyj	2,727	36,008
Security	Shares	Value
Finland (continued)
Kesko Oyj, Class B	4,942	$ 96,175
Kojamo Oyj(1)	3,939	51,265
Kone Oyj, Class B	1,969	80,622
Neste Oyj	2,521	110,492
Nokia Oyj	23,544	104,628
Nokian Renkaat Oyj	5,452	61,481
Nordea Bank Abp	13,924	133,009
Orion Oyj, Class B	3,636	167,322
TietoEVRY Oyj(1)	956	22,790
Tokmanni Group Corp.	7,427	89,801
UPM-Kymmene Oyj	3,680	123,712
Valmet Oyj	1,377	31,317
		$ 1,329,821
France — 8.8%
Air Liquide S.A.	4,518	$ 591,016
Altarea SCA	326	43,427
Amundi S.A.(3)	792	37,366
Atos SE(1)(2)	2,719	26,533
AXA S.A.	8,332	205,758
BNP Paribas S.A.	1,617	75,827
Bollore SE	13,714	68,591
Bouygues S.A.	1,100	31,384
Carrefour S.A.	5,094	81,990
Cie Generale des Etablissements Michelin SCA	2,492	63,506
Credit Agricole S.A.	7,839	71,128
Danone S.A.	2,980	148,104
Dassault Systemes SE	7,700	258,095
Edenred	1,747	89,562
Engie S.A.	23,380	303,785
EssilorLuxottica S.A.	1,642	259,646
Eurazeo SE	634	36,179
Gecina S.A.	1,055	94,058
Getlink SE	2,197	34,766
Hermes International	100	129,439
ICADE	1,083	40,286
Klepierre S.A.	4,222	84,855
Legrand S.A.	560	42,675
LVMH Moet Hennessy Louis Vuitton SE	650	410,147
Neoen S.A.(1)(3)	1,189	41,472
Orange S.A.	25,469	242,666
Pernod Ricard S.A.(1)	786	137,952
Remy Cointreau S.A.	343	52,458
Rothschild & Co.	845	29,967
Rubis SCA	2,794	63,450
Sanofi	3,896	335,281

20
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
France (continued)
Schneider Electric SE	857	$ 108,373
SOITEC (2)	493	63,126
Technip Energies NV	3,214	41,489
Teleperformance	177	47,424
Thales S.A.	600	76,308
TotalEnergies SE	9,935	541,988
Ubisoft Entertainment S.A.(2)	1,529	41,950
Vinci S.A.	1,159	106,671
Vivendi SE	3,744	30,645
Wendel SE	356	27,875
		$ 5,217,218
Germany — 8.7%
7C Solarparken AG	20,398	$ 88,681
adidas AG	673	65,695
AIXTRON SE	763	18,750
Allianz SE	1,213	218,224
BASF SE	4,755	213,360
Bayer AG	4,117	216,476
Bayerische Motoren Werke AG	1,291	101,333
Bechtle AG	893	30,850
Beiersdorf AG	2,655	254,867
Brenntag SE	725	43,990
Covestro AG(3)	1,046	35,508
Cropenergies AG	2,253	35,906
Daimler Truck Holding AG(2)	1,859	49,584
Delivery Hero SE(2)(3)	1,222	40,215
Deutsche Bank AG	6,495	61,909
Deutsche Boerse AG	659	107,166
Deutsche Lufthansa AG(2)	5,121	35,012
Deutsche Post AG	3,011	106,438
Deutsche Telekom AG	23,227	438,421
Deutsche Wohnen SE	2,636	53,169
E.ON SE	52,993	443,763
Evonik Industries AG	3,498	64,439
Gea Group AG	1,075	37,576
Hamborner REIT AG	13,027	92,935
Hannover Rueck SE	220	35,799
HelloFresh SE(2)	2,469	49,353
Henkel AG & Co. KGaA, PFC Shares	1,138	71,692
K+S AG	3,195	70,542
Merck KGaA	792	129,068
Muenchener Rueckversicherungs-Gesellschaft AG	361	95,295
Nemetschek SE	733	34,947
Puma SE	927	40,984
QIAGEN NV(2)	1,735	74,923
Security	Shares	Value
Germany (continued)
Rheinmetall AG	216	$ 35,111
SAP SE	3,984	383,471
Sartorius AG, PFC Shares	95	33,496
Siemens AG	1,867	203,893
Siemens Healthineers AG(3)	1,428	65,420
Software AG	2,115	46,270
Suedzucker AG	11,715	149,295
Symrise AG	1,413	144,229
Telefonica Deutschland Holding AG	31,010	67,568
United Internet AG	2,526	47,219
Vitesco Technologies Group AG(2)	915	48,960
Volkswagen AG	307	52,476
Volkswagen AG, PFC Shares	790	101,121
Vonovia SE	14,528	321,223
Zalando SE(2)(3)	1,079	24,869
		$ 5,181,491
Hong Kong — 4.3%
AIA Group, Ltd.	34,200	$ 259,058
Bank of East Asia, Ltd. (The)	28,200	27,026
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.(1)	21,000	23,480
BOC Hong Kong Holdings, Ltd.	20,000	62,146
Budweiser Brewing Co. APAC, Ltd.(3)	73,300	154,276
Cafe de Coral Holdings, Ltd.	22,000	25,675
China Evergrande New Energy Vehicle Group, Ltd.(2)(4)	88,500	0
China Ruyi Holdings, Ltd.(2)	112,000	17,568
China Traditional Chinese Medicine Holdings Co., Ltd.	60,000	25,935
Chow Tai Fook Jewellery Group, Ltd.	43,000	73,619
CK Asset Holdings, Ltd.	13,000	71,871
CK Hutchison Holdings, Ltd.	25,000	124,446
CLP Holdings, Ltd.	19,500	130,880
Fosun International, Ltd.	54,000	33,000
Galaxy Entertainment Group, Ltd.	34,000	155,334
Hang Seng Bank, Ltd.	3,700	52,088
Henderson Land Development Co., Ltd.	17,260	42,257
HK Electric Investments & HK Electric Investments, Ltd.	64,500	41,010
HKT Trust and HKT, Ltd.	121,000	136,844
Hong Kong & China Gas Co., Ltd.	147,906	114,001
Hysan Development Co., Ltd.	5,000	10,898
Jardine Matheson Holdings, Ltd.	2,200	101,350
Kerry Properties, Ltd.	10,000	15,819
Link REIT	12,000	70,927
Luk Fook Holdings International, Ltd.	15,000	32,586
MTR Corp., Ltd.	17,000	74,803
New World Development Co., Ltd.	11,000	22,500
NWS Holdings, Ltd.	51,000	36,167

21
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Hong Kong (continued)
Pacific Basin Shipping, Ltd.	119,000	$ 28,810
PAX Global Technology, Ltd.	75,000	58,944
PCCW, Ltd.	115,000	43,936
Power Assets Holdings, Ltd.	22,000	105,194
Sands China, Ltd.(2)	34,800	60,838
Shangri-La Asia, Ltd.(2)	48,000	26,559
Sino Land Co., Ltd.(1)	32,000	34,170
SJM Holdings, Ltd.(1)(2)	94,000	29,333
Sun Hung Kai Properties, Ltd.	8,000	85,971
Swire Properties, Ltd.	17,200	33,057
VSTECS Holdings, Ltd.	60,000	28,849
VTech Holdings, Ltd.	10,000	53,232
Zhongyu Energy Holdings, Ltd.	36,000	26,792
		$ 2,551,249
Ireland — 2.2%
Bank of Ireland Group PLC	31,887	$ 229,606
CRH PLC	6,065	218,448
DCC PLC	1,417	78,645
Flutter Entertainment PLC(2)	1,544	203,915
ICON PLC(2)	1,080	213,667
Irish Residential Properties REIT PLC	42,500	45,952
Kerry Group PLC, Class A	2,357	204,717
Kingspan Group PLC	2,396	120,798
		$ 1,315,748
Israel — 2.2%
Amot Investments, Ltd.	5,499	$ 33,265
Azrieli Group, Ltd.	509	37,709
Bank Hapoalim B.M.	4,902	47,252
Bank Leumi Le-Israel B.M.	4,425	42,213
Bezeq The Israeli Telecommunication Corp., Ltd.	74,540	131,953
Check Point Software Technologies, Ltd.(2)	385	49,754
Elbit Systems, Ltd.	297	60,094
Electra, Ltd.	76	44,221
Energix-Renewable Energies, Ltd.	13,304	46,447
Fiverr International, Ltd.(2)	353	10,925
Fox Wizel, Ltd.	369	44,985
ICL Group, Ltd.	12,708	114,596
Kenon Holdings, Ltd.	1,599	61,260
Maytronics, Ltd.	4,367	47,087
Mizrahi Tefahot Bank, Ltd.	781	29,523
Nice, Ltd.(2)	490	92,350
Oil Refineries, Ltd.	76,583	28,521
OPC Energy, Ltd.(2)	1,911	23,496
Paz Oil Co., Ltd.(2)	650	77,651
Security	Shares	Value
Israel (continued)
Reit 1, Ltd.	7,407	$ 38,864
Shufersal, Ltd.	11,960	81,645
Strauss Group, Ltd.	1,358	33,974
Teva Pharmaceutical Industries, Ltd. ADR(2)	13,432	119,813
ZIM Integrated Shipping Services, Ltd.(1)	400	9,396
		$ 1,306,994
Italy — 4.4%
Assicurazioni Generali SpA	4,184	$ 62,790
Atlantia SpA	6,270	139,868
Banco BPM SpA	12,713	38,463
Brunello Cucinelli SpA	1,252	72,573
Cementir Holding NV	6,913	40,236
Davide Campari-Milano NV	18,866	169,423
De'Longhi SpA	1,200	20,705
DiaSorin SpA	977	127,729
Enel SpA	40,123	179,243
Eni SpA	20,895	274,429
Ferrari NV	793	156,331
FinecoBank Banca Fineco SpA	1,887	25,428
GVS SpA(2)(3)	4,062	20,840
Infrastrutture Wireless Italiane SpA(3)	21,493	189,701
Interpump Group SpA	778	30,121
Intesa Sanpaolo SpA	70,463	134,340
Italgas SpA	7,381	38,029
Italmobiliare SpA	1,360	34,766
Iveco Group NV(2)	3,449	18,637
MFE-MediaForEurope NV, Class B	9,790	4,890
Moncler SpA	627	27,051
Poste Italiane SpA(3)	5,564	48,486
Prysmian SpA	2,617	85,178
RAI Way SpA(3)	4,122	19,746
Recordati Industria Chimica e Farmaceutica SpA	4,029	151,376
Reply SpA	996	108,338
Saipem SpA (1)(2)	540	525
Salvatore Ferragamo SpA(1)	2,265	33,293
Saras SpA(2)	14,538	17,571
STMicroelectronics NV(1)	7,572	235,462
Technogym SpA(3)	2,741	18,844
Terna - Rete Elettrica Nazionale	8,968	59,473
UnipolSai Assicurazioni SpA	10,716	24,162
		$ 2,608,047
Japan — 13.1%
Advance Residence Investment Corp.	13	$ 30,266
Air Water, Inc.	2,000	22,330

22
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Japan (continued)
Ajinomoto Co., Inc.	1,400	$ 38,504
ANA Holdings, Inc.(2)	1,100	21,383
Asahi Intecc Co., Ltd.	3,900	66,437
Asahi Kasei Corp.	8,100	51,936
Astellas Pharma, Inc.	6,200	85,549
Bandai Namco Holdings, Inc.	800	52,882
Bank of Kyoto, Ltd. (The)	500	18,018
Bridgestone Corp.	1,600	57,866
Canon, Inc.	1,500	31,796
Central Japan Railway Co.	200	23,155
Chiba Bank, Ltd. (The)	7,000	38,354
Chubu Electric Power Co., Inc.	3,500	28,490
Chugai Pharmaceutical Co., Ltd.	2,700	62,564
Chugoku Electric Power Co., Inc. (The)	3,800	17,828
Concordia Financial Group, Ltd.	10,800	32,953
CyberAgent, Inc.	3,200	26,289
Daiichi Sankyo Co., Ltd.	3,800	121,641
Daikin Industries, Ltd.	500	74,894
Daito Trust Construction Co., Ltd.	500	49,512
Daiwa House Industry Co., Ltd.	3,500	70,516
Daiwa House REIT Investment Corp.	23	46,421
Daiwa Securities Group, Inc.	7,000	27,312
Disco Corp.	200	47,836
ENEOS Holdings, Inc.	41,800	137,884
FANUC Corp.	200	26,170
Frontier Real Estate Investment Corp.	8	28,244
FUJIFILM Holdings Corp.	500	22,875
Fujitsu, Ltd.	300	34,518
GLP J-REIT	41	42,520
Hirose Electric Co., Ltd.	315	40,862
Hitachi, Ltd.	1,300	58,986
Honda Motor Co., Ltd.	3,100	70,688
Hoya Corp.	1,300	120,850
Hulic Co., Ltd.	4,000	29,057
Idemitsu Kosan Co., Ltd.	3,700	80,957
Industrial & Infrastructure Fund Investment Corp.	21	22,179
ITOCHU Corp.	1,500	38,767
Iwatani Corp.	1,800	66,279
Japan Exchange Group, Inc.	2,100	27,598
Japan Post Bank Co., Ltd.	2,300	15,325
Japan Post Holdings Co., Ltd.(1)	2,800	18,829
Japan Real Estate Investment Corp.	11	46,093
Japan Tobacco, Inc.	5,900	98,810
JSR Corp.	1,500	28,502
Kakaku.com, Inc.	1,900	32,135
Kao Corp.	1,000	37,352
Security	Shares	Value
Japan (continued)
KDDI Corp.	6,400	$ 189,165
Kenedix Office Investment Corp.	12	27,336
Keyence Corp.	400	150,826
Kintetsu Group Holdings Co., Ltd.	800	27,036
Kirin Holdings Co., Ltd.	3,800	55,860
Kobe Bussan Co., Ltd.(1)	1,400	30,367
Komatsu, Ltd.	2,200	43,098
Kubota Corp.	2,500	34,874
Kuraray Co., Ltd.	4,800	33,007
Kyocera Corp.	900	43,584
Kyowa Kirin Co., Ltd.	2,700	63,590
Kyushu Electric Power Co., Inc.	3,600	17,824
Lion Corp.	5,400	54,576
Marubeni Corp.	7,000	61,277
Maruichi Steel Tube, Ltd.	1,200	22,651
MatsukiyoCocokara & Co.	900	32,768
Mitsubishi Chemical Group Corp.	10,000	45,173
Mitsubishi Corp.	2,200	59,596
Mitsubishi Electric Corp.	2,600	22,876
Mitsubishi Estate Co., Ltd.	7,600	95,572
Mitsubishi Gas Chemical Co., Inc.	2,900	36,851
Mitsubishi UFJ Financial Group, Inc.(1)(5)	28,900	136,519
Mitsui & Co., Ltd.	1,400	30,981
Mitsui Chemicals, Inc.	1,300	24,062
Mitsui Fudosan Co., Ltd.	5,100	97,657
Mizuho Financial Group, Inc.	8,230	89,011
MS&AD Insurance Group Holdings, Inc.	1,800	47,666
Murata Manufacturing Co., Ltd.	1,500	71,009
NEC Corp.	1,500	49,651
Nexon Co., Ltd.	3,000	50,203
Nintendo Co., Ltd.	4,000	162,396
Nippon Accommodations Fund, Inc.	8	34,067
Nippon Building Fund, Inc.	11	48,898
Nippon Gas Co., Ltd.	4,300	62,466
Nippon Paint Holdings Co., Ltd.	10,100	64,367
Nippon Prologis REIT, Inc.(1)	23	48,261
Nippon Shokubai Co., Ltd.	600	21,522
Nippon Telegraph & Telephone Corp.	5,000	137,903
Nissan Motor Co., Ltd.	10,300	32,829
Nisshin Seifun Group, Inc.	4,900	52,947
Nissin Foods Holdings Co., Ltd.	700	45,310
Nitto Denko Corp.	700	36,880
NOF Corp.	800	27,517
Nomura Holdings, Inc.	10,500	33,978
Nomura Research Institute, Ltd.	2,000	44,260
NTT Data Corp.	4,400	63,729

23
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Japan (continued)
Obic Co., Ltd.	300	$ 45,019
Oji Holdings Corp.	5,000	17,334
Omron Corp.	800	37,311
Ono Pharmaceutical Co., Ltd.	2,500	58,834
Oriental Land Co., Ltd.	500	66,964
Osaka Gas Co., Ltd.	5,500	81,442
Otsuka Holdings Co., Ltd.	2,400	76,931
Pan Pacific International Holdings Corp.	2,000	32,821
PeptiDream, Inc.(2)	1,400	15,316
Resona Holdings, Inc.	12,400	46,735
Rinnai Corp.	600	40,839
ROHM Co., Ltd.	200	14,053
Rohto Pharmaceutical Co., Ltd.	1,800	55,994
SECOM Co., Ltd.	600	34,182
Sekisui House, Ltd.	2,000	33,206
Seven & i Holdings Co., Ltd.(1)	1,800	67,191
Shikoku Electric Power Co., Inc.	2,600	12,508
Shimadzu Corp.	1,200	31,611
Shimano, Inc.	300	46,423
Shin-Etsu Chemical Co., Ltd.	1,600	166,288
Shizuoka Financial Group, Inc.	5,800	36,626
Showa Denko K.K.	1,600	23,358
SMC Corp.	100	40,140
SoftBank Corp.	11,800	116,400
Sony Group Corp.	1,600	107,895
Square Enix Holdings Co., Ltd.	700	31,235
Subaru Corp.	2,400	37,514
Sumitomo Chemical Co., Ltd.	10,900	36,703
Sumitomo Corp.	1,600	20,342
Sumitomo Mitsui Financial Group, Inc.	3,800	106,710
Sumitomo Mitsui Trust Holdings, Inc.	1,500	43,154
Sumitomo Realty & Development Co., Ltd.	2,600	59,628
Suntory Beverage & Food, Ltd.	900	30,111
Sysmex Corp.	500	26,912
Takeda Pharmaceutical Co., Ltd.	5,000	132,045
TDK Corp.	1,000	31,238
TEIJIN, Ltd.	3,300	29,961
Toho Co., Ltd.	500	17,779
Tohoku Electric Power Co., Inc.	12,500	52,505
Tokio Marine Holdings, Inc.	6,000	108,631
Tokyo Gas Co., Ltd.	5,200	92,932
Tokyu Corp.(1)	2,000	23,061
Toppan, Inc.	2,000	29,828
Toshiba Corp.	1,800	62,463
Tosoh Corp.	2,200	23,935
Toyo Suisan Kaisha, Ltd.	1,000	37,517
Security	Shares	Value
Japan (continued)
Toyota Industries Corp.	400	$ 20,606
Toyota Motor Corp.	16,000	221,994
Trend Micro, Inc.	600	30,254
Unicharm Corp.	2,200	66,861
Yakult Honsha Co., Ltd.(1)	1,400	77,558
Yamato Holdings Co., Ltd.	2,000	29,619
Yamato Kogyo Co., Ltd.	1,000	29,040
Yamazaki Baking Co., Ltd.	3,800	38,719
Z Holdings Corp.	11,200	28,904
		$ 7,815,388
Netherlands — 4.4%
ABN AMRO Bank NV(3)	2,263	$ 22,247
Aegon NV	12,248	56,698
ASML Holding NV(1)	768	360,259
ASR Nederland NV	1,620	71,333
Corbion NV(1)	2,072	55,176
Euronext NV(3)	576	36,558
Flow Traders NV(3)	619	14,894
IMCD NV(1)	840	108,943
ING Groep NV	3,977	39,132
JDE Peet's NV	1,640	46,945
Just Eat Takeaway.com NV(2)(3)	2,956	50,725
Koninklijke Ahold Delhaize NV(1)	9,251	257,994
Koninklijke DSM NV	1,929	226,909
Koninklijke KPN NV	80,454	225,038
Koninklijke Philips NV	18,081	229,355
Koninklijke Vopak NV	771	15,753
NN Group NV	1,992	84,346
NSI NV	1,000	23,910
Prosus NV	5,634	243,624
SBM Offshore NV	4,496	60,846
Signify NV(3)	1,727	47,847
Universal Music Group NV(1)	7,168	140,747
Wolters Kluwer NV	2,003	212,836
		$ 2,632,115
New Zealand — 1.1%
a2 Milk Co., Ltd. (The)(1)(2)	21,613	$ 72,811
Auckland International Airport, Ltd.(2)	12,240	54,718
Contact Energy, Ltd.	9,580	42,022
Fisher & Paykel Healthcare Corp., Ltd.	5,931	67,406
Fletcher Building, Ltd.	7,381	22,039
Goodman Property Trust	27,739	33,358
Heartland Group Holdings, Ltd.(1)	19,544	19,414
KMD Brands, Ltd.	27,332	17,159

24
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
New Zealand (continued)
Mercury NZ, Ltd.	13,643	$ 46,131
Pacific Edge, Ltd.(2)	33,981	8,490
Precinct Properties New Zealand, Ltd.	39,851	28,589
Pushpay Holdings, Ltd.(2)	16,676	12,096
SKYCITY Entertainment Group, Ltd.(2)	40,446	68,190
Spark New Zealand, Ltd.	29,667	88,312
Vulcan Steel, Ltd.(1)	3,600	17,275
Xero, Ltd.(2)	1,231	61,130
		$ 659,140
Norway — 2.2%
ArcticZymes Technologies ASA(1)(2)	4,268	$ 27,498
Atea ASA	6,274	69,814
Autostore Holdings, Ltd.(1)(2)(3)	13,450	25,419
Borregaard ASA	2,485	33,412
DNB Bank ASA	6,189	109,464
Entra ASA(3)	6,540	59,612
Equinor ASA	3,918	142,747
Europris ASA(3)	9,810	58,410
Gjensidige Forsikring ASA	1,701	31,092
Kongsberg Gruppen ASA	1,873	67,167
Mowi ASA	4,027	60,106
Nordic Semiconductor ASA(2)	4,420	62,398
Norsk Hydro ASA	6,598	41,873
Opera, Ltd. ADR(1)(2)	6,200	29,574
Orkla ASA	8,207	55,358
Salmar ASA	643	21,799
Scatec ASA(3)	3,300	23,376
Schibsted ASA, Class B	2,498	37,138
SFL Corp, Ltd.	2,400	24,480
SpareBank 1 SMN	2,095	22,614
Telenor ASA	14,322	130,156
TOMRA Systems ASA(1)	2,450	39,571
Veidekke ASA	3,671	30,534
Yara International ASA	2,459	109,749
		$ 1,313,361
Portugal — 1.1%
Banco Comercial Portugues S.A.	634,436	$ 90,391
Corticeira Amorim SGPS S.A.	4,721	45,619
CTT-Correios de Portugal S.A.	12,855	39,680
EDP-Energias de Portugal S.A.	19,728	86,198
Galp Energia SGPS S.A., Class B	11,338	115,116
Jeronimo Martins SGPS S.A.	5,858	121,220
Navigator Co. S.A. (The)	16,287	62,051
Security	Shares	Value
Portugal (continued)
NOS SGPS S.A.	17,214	$ 67,423
REN - Redes Energeticas Nacionais SGPS S.A.	11,590	29,997
		$ 657,695
Singapore — 2.2%
CapitaLand Ascendas REIT	23,500	$ 43,480
CapitaLand Investment, Ltd.	11,500	24,456
ComfortDelGro Corp., Ltd.	36,500	32,766
Flex, Ltd.(2)	7,557	147,966
Genting Singapore, Ltd.	108,600	61,758
Keppel Corp., Ltd.	8,600	42,329
Keppel Infrastructure Trust	106,657	39,911
Mapletree Industrial Trust	18,060	28,082
Mapletree Logistics Trust(1)	30,900	33,164
Mapletree Pan Asia Commercial Trust	18,500	20,761
Olam Group, Ltd.	33,100	31,337
Oversea-Chinese Banking Corp., Ltd.	10,000	85,841
Raffles Medical Group, Ltd.	38,400	36,079
Sea, Ltd. ADR(2)	965	47,941
Sembcorp Industries, Ltd.	21,400	43,991
Singapore Airlines, Ltd.(1)(2)	14,800	54,898
Singapore Exchange, Ltd.	7,000	41,626
Singapore Post, Ltd.	26,100	9,966
Singapore Technologies Engineering, Ltd.	19,500	45,461
Singapore Telecommunications, Ltd.	42,000	73,951
Suntec Real Estate Investment Trust	27,000	24,624
United Overseas Bank, Ltd.	4,500	88,285
UOL Group, Ltd.	4,600	20,092
Venture Corp., Ltd.	5,000	56,267
Wilmar International, Ltd.	58,400	159,990
		$ 1,295,022
Spain — 4.4%
Acerinox S.A.	6,807	$ 59,657
Aena SME S.A.(2)(3)	1,064	125,053
Almirall S.A.	2,741	25,539
Amadeus IT Group S.A.(2)	5,033	262,497
Banco Santander S.A.(1)	70,803	183,626
Bankinter S.A.(1)	12,265	74,191
CaixaBank S.A.	15,438	51,193
Cellnex Telecom S.A.(3)	4,799	157,072
Cia de Distribucion Integral Logista Holdings S.A.	2,665	55,116
Ebro Foods S.A.(1)	2,380	37,112
Ercros S.A.	8,525	27,369
Fluidra S.A.(1)	2,164	29,389
Grifols S.A.(1)(2)	11,886	101,121

25
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Spain (continued)
Iberdrola S.A.	28,912	$ 294,014
Indra Sistemas S.A.	3,340	29,872
Industria de Diseno Textil S.A.(1)	13,126	297,937
Laboratorios Farmaceuticos Rovi S.A.	1,773	80,640
Merlin Properties Socimi S.A.	18,476	156,613
Metrovacesa S.A.(1)(3)	2,645	18,713
Red Electrica Corp. S.A.	2,456	39,728
Repsol S.A.	23,523	320,018
Siemens Gamesa Renewable Energy S.A.(2)	3,287	58,274
Telefonica S.A.	22,919	79,006
Viscofan S.A.	825	49,126
		$ 2,612,876
Sweden — 4.4%
AddLife AB, Class B	2,191	$ 20,482
Alfa Laval AB	2,000	49,231
Arjo AB, Class B	8,801	35,107
Assa Abloy AB, Class B	2,883	58,214
Atlas Copco AB, Class A(1)	6,514	69,525
Axfood AB	2,975	73,657
Billerud AB	2,548	32,894
BioGaia AB, Class B	4,605	36,493
Biotage AB	1,896	31,120
Boliden AB	2,274	66,130
Castellum AB(1)	6,400	73,178
Catena AB	932	31,653
Electrolux AB, Class B(1)	3,051	37,641
Elekta AB, Class B	5,121	26,029
Embracer Group AB(1)(2)	9,503	45,716
Epiroc AB, Class A	2,897	44,349
Essity AB, Class B	8,378	177,013
Evolution AB(3)	1,309	122,107
Fabege AB	7,085	51,437
Fingerprint Cards AB, Class B(1)(2)	29,632	14,016
Getinge AB, Class B	4,555	92,434
HMS Networks AB	1,113	28,636
Holmen AB, Class B	2,532	91,887
Hufvudstaden AB, Class A	2,401	28,612
Husqvarna AB, Class B	3,790	22,502
Industrivarden AB, Class A	1,060	24,007
Industrivarden AB, Class C	1,534	34,447
Investor AB, Class A	2,160	36,730
Investor AB, Class B	5,782	94,366
JM AB	2,031	30,580
MIPS AB(1)	1,251	40,460
Mycronic AB	2,681	42,076
Security	Shares	Value
Sweden (continued)
Oatly Group AB ADR(1)(2)	7,600	$ 16,720
Orron Energy AB	4,713	9,777
Sagax AB, Class B	3,417	62,966
Securitas AB, Class B	1,900	15,524
Skanska AB, Class B	1,238	19,253
Spotify Technology S.A.(2)	1,272	102,498
Svenska Cellulosa AB SCA, Class B	9,048	106,746
Svenska Handelsbanken AB, Class A	7,120	66,152
Swedbank AB, Class A	2,384	35,541
Swedish Orphan Biovitrum AB(2)	3,003	55,313
Tele2 AB, Class B	5,717	46,857
Telefonaktiebolaget LM Ericsson, Class B	25,375	141,068
Telia Co. AB(1)	24,113	63,894
Thule Group AB(1)(3)	1,277	25,158
Truecaller AB, Class B(1)(2)	6,505	23,809
Vitrolife AB	1,099	17,762
Volvo AB, Class B	1,722	28,184
Volvo Car AB, Class B(1)(2)	9,789	41,545
Wallenstam AB, Class B(1)	7,080	24,979
Wihlborgs Fastigheter AB	3,468	22,720
		$ 2,589,195
Switzerland — 8.7%
Allreal Holding AG	346	$ 49,563
ALSO Holding AG	245	38,506
Baloise Holding AG	396	54,102
Banque Cantonale Vaudoise(1)	570	50,727
Belimo Holding AG	140	57,023
BKW AG	330	38,499
Bucher Industries AG	149	50,238
Cembra Money Bank AG	670	48,588
Cie Financiere Richemont S.A.	5,971	583,567
DKSH Holding AG	773	55,765
EMS-Chemie Holding AG	104	65,394
Flughafen Zurich AG(2)	295	45,765
Forbo Holding AG	26	31,474
Geberit AG	263	116,913
Givaudan S.A.	78	232,981
Helvetia Holding AG	425	42,203
Inficon Holding AG	86	68,380
Intershop Holding AG	78	47,440
Kuehne & Nagel International AG(1)	464	98,770
Landis+Gyr Group AG	1,111	64,023
LEM Holding S.A.	13	21,644
Logitech International S.A.(1)	2,732	135,868
Nestle S.A.	6,891	750,146

26
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Switzerland (continued)
Novartis AG	4,292	$ 347,183
Roche Holding AG PC	1,075	356,683
Roche Holding AG, Bearer Shares	147	59,666
Schindler Holding AG	320	50,374
Schindler Holding AG PC(1)	353	57,562
Schweiter Technologies AG	45	30,148
SGS S.A.	36	79,362
SIG Group AG	5,783	111,167
Sika AG	1,387	312,735
Stadler Rail AG(1)	1,511	44,462
Swatch Group AG (The), Bearer Shares	279	62,694
Swiss Life Holding AG	139	67,307
Swiss Prime Site AG	1,669	134,676
Swiss Re AG	262	19,463
Swisscom AG	418	206,404
UBS Group AG	10,259	162,648
Zehnder Group AG	691	37,213
Zurich Insurance Group AG	683	291,077
		$ 5,178,403
United Kingdom — 8.7%
3i Group PLC	3,933	$ 52,381
Admiral Group PLC	1,052	24,328
Antofagasta PLC	4,694	63,254
Assura PLC	34,782	22,285
AstraZeneca PLC	4,331	508,165
Auto Trader Group PLC(3)	12,550	75,121
Aviva PLC	9,030	43,314
BAE Systems PLC	8,600	80,441
Bellway PLC	608	12,930
Berkeley Group Holdings PLC	509	20,252
Big Yellow Group PLC	2,400	30,882
BP PLC	23,461	129,800
British American Tobacco PLC	3,774	149,048
BT Group PLC	34,771	51,817
Bunzl PLC	1,400	45,620
Burberry Group PLC	3,492	72,763
Capricorn Energy PLC(2)	43,432	123,374
Compass Group PLC	7,473	157,395
Croda International PLC	729	56,475
Derwent London PLC	1,020	25,244
Direct Line Insurance Group PLC	9,041	20,889
Diversified Energy Co. PLC	103,611	149,580
DS Smith PLC	10,893	36,327
Experian PLC	2,304	73,464
Ferguson PLC	689	75,141
Security	Shares	Value
United Kingdom (continued)
Fresnillo PLC	1,893	$ 15,826
Grainger PLC	11,835	30,772
Great Portland Estates PLC	4,065	23,962
Halma PLC	5,460	132,401
Hikma Pharmaceuticals PLC	1,344	19,293
Howden Joinery Group PLC	5,263	31,002
HSBC Holdings PLC	21,374	109,692
InterContinental Hotels Group PLC	751	40,352
Intertek Group PLC	543	22,748
Lloyds Banking Group PLC	135,333	64,996
London Stock Exchange Group PLC	726	62,931
LondonMetric Property PLC	11,374	24,391
Marks & Spencer Group PLC(2)	30,532	36,977
Mondi PLC	3,379	56,694
Moneysupermarket.com Group PLC	7,023	14,773
National Grid PLC	18,771	204,512
NCC Group PLC	21,199	48,480
Next PLC	582	32,871
Noble Corp. PLC	779	27,689
Pearson PLC	5,346	59,090
Pennon Group PLC	2,714	26,081
Persimmon PLC	2,761	41,315
Phoenix Group Holdings PLC	5,262	32,751
Primary Health Properties PLC	23,037	29,351
QinetiQ Group PLC	8,311	34,257
Reckitt Benckiser Group PLC	1,454	96,493
RELX PLC	3,168	85,094
Rentokil Initial PLC	5,526	34,483
Rightmove PLC	13,046	73,465
Rio Tinto PLC	3,415	178,473
Safestore Holdings PLC	3,803	39,401
Sage Group PLC (The)	15,349	127,930
Segro PLC	8,635	77,715
Severn Trent PLC	3,397	97,493
Shell PLC	13,561	375,661
Sirius Real Estate, Ltd.	24,045	19,453
Spectris PLC	815	28,247
Spirax-Sarco Engineering PLC	358	44,118
Standard Chartered PLC	5,917	35,353
Taylor Wimpey PLC	39,034	41,967
Tesco PLC	31,547	77,917
Tritax Big Box REIT PLC	37,589	60,441
Unilever PLC	2,896	131,636
United Utilities Group PLC	9,445	101,781
Vodafone Group PLC	116,824	136,381
		$ 5,186,999

27
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
United States — 0.4%
Atlassian Corp., Class A	1,238	$ 250,980
		$ 250,980
Total Common Stocks (identified cost $63,071,488)		$59,220,154

Short-Term Investments — 4.0%
Affiliated Fund — 0.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(6)	161,268	$ 161,268
Total Affiliated Fund (identified cost $161,268)		$ 161,268

Securities Lending Collateral — 3.7%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.12%(7)	2,195,222	$ 2,195,222
Total Securities Lending Collateral (identified cost $2,195,222)		$ 2,195,222
Total Short-Term Investments (identified cost $2,356,490)		$ 2,356,490

Total Investments — 103.4% (identified cost $65,427,978)	$61,576,644
Other Assets, Less Liabilities — (3.4)%	$ (1,999,753)
Net Assets — 100.0%	$59,576,891
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of this security was on loan at October 31, 2022. The aggregate market value of securities on loan at October 31, 2022 was $4,507,859.
(2)	Non-income producing security.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $2,037,750 or 3.4% of the Portfolio's net assets.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(5)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 7).
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.
(7)	Represents investment of cash collateral received in connection with securities lending.
Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value
Financials	11.4%	$6,759,593
Industrials	11.3	6,713,159
Health Care	10.2	6,086,451
Consumer Discretionary	10.2	6,061,781
Consumer Staples	9.9	5,917,185
Materials	9.2	5,461,985
Information Technology	8.8	5,250,676
Communication Services	8.3	4,961,230
Utilities	7.0	4,186,434
Real Estate	7.0	4,174,461
Energy	6.1	3,647,199
Short-Term Investments	4.0	2,356,490
Total Investments	103.4%	$61,576,644
Abbreviations:
ADR	– American Depositary Receipt
PC	– Participation Certificate
PFC Shares	– Preference Shares

28
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $65,113,948) — including $4,507,859 of securities on loan	$ 61,278,857
Affiliated investments, at value (identified cost $314,030)	297,787
Foreign currency, at value (identified cost $73,170)	72,970
Dividends receivable	97,508
Dividends receivable from affiliated investments	3,809
Receivable for investments sold	1,215,684
Securities lending income receivable	2,486
Tax reclaims receivable	158,951
Total assets	$63,128,052
Liabilities
Collateral for securities loaned	$ 2,195,222
Payable for investments purchased	1,252,757
Payable to affiliates:
Investment adviser fee	24,797
Trustees' fees	439
Accrued expenses	77,946
Total liabilities	$ 3,551,161
Net Assets applicable to investors' interest in Portfolio	$59,576,891
29
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $269,195)	$ 2,030,837
Dividend income from affiliated investments (net of foreign taxes withheld of $1,098)	8,061
Securities lending income, net	43,535
Total investment income	$ 2,082,433
Expenses
Investment adviser fee	$ 343,604
Trustees’ fees and expenses	4,856
Custodian fee	61,088
Legal and accounting services	60,464
Miscellaneous	6,470
Total expenses	$ 476,482
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 179
Total expense reductions	$ 179
Net expenses	$ 476,303
Net investment income	$ 1,606,130
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (1,188,065)
Investment transactions - affiliated investments	(8,539)
Foreign currency transactions	(30,499)
Net realized loss	$ (1,227,103)
Change in unrealized appreciation (depreciation):
Investments	$ (20,016,766)
Investments - affiliated investments	(18,787)
Foreign currency	(24,528)
Net change in unrealized appreciation (depreciation)	$(20,060,081)
Net realized and unrealized loss	$(21,287,184)
Net decrease in net assets from operations	$(19,681,054)
30
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,606,130	$ 1,715,573
Net realized loss	(1,227,103)	(639,164)
Net change in unrealized appreciation (depreciation)	(20,060,081)	17,468,645
Net increase (decrease) in net assets from operations	$(19,681,054)	$18,545,054
Capital transactions:
Contributions	$ 11,445,206	$ 4,433,462
Withdrawals	(9,274,277)	(5,907,437)
Net increase (decrease) in net assets from capital transactions	$ 2,170,929	$ (1,473,975)
Net increase (decrease) in net assets	$(17,510,125)	$17,071,079
Net Assets
At beginning of year	$ 77,087,016	$ 60,015,937
At end of year	$ 59,576,891	$77,087,016
31
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022	2021	2020	2019	2018
Ratios (as a percentage of average daily net assets):
Expenses	0.69% (1)	0.68%	0.69%	0.74%	0.71%
Net investment income	2.34%	2.31%	1.74%	2.53%	1.90%
Portfolio Turnover	22%	23%	10%	37%	30%
Total Return	(25.13)%	31.20%	(5.07)%	11.59%	(5.77)%
Net assets, end of year (000’s omitted)	$59,577	$77,087	$60,016	$71,054	$68,042
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
32
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 56.3% and 43.7%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the Portfolio's financial statements for such outstanding reclaims.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
33

Tax-Managed International Equity Portfolio
October 31, 2022
Notes to Financial Statements — continued

As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2022, the investment adviser fee amounted to $343,604 or 0.50% of the Portfolio’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Parametric Portfolio Associates LLC (Parametric), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $179 relating to the Portfolio's investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $19,145,338 and $15,208,814, respectively, for the year ended October 31, 2022.
34

Tax-Managed International Equity Portfolio
October 31, 2022
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 65,815,101
Gross unrealized appreciation	$ 7,316,815
Gross unrealized depreciation	(11,555,272)
Net unrealized depreciation	$ (4,238,457)
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2022.
6  Securities Lending Agreement
The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.
At October 31, 2022, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $4,507,859 and $4,803,080, respectively. Collateral received was comprised of cash of $2,195,222 and U.S. government and/or agencies securities of $2,607,858. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$2,195,222	$ —	$ —	$ —	$2,195,222
35

Tax-Managed International Equity Portfolio
October 31, 2022
Notes to Financial Statements — continued

The carrying amount of the liability for collateral for securities loaned at October 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2022.
7  Investments in Affiliated Issuers and Funds
The Portfolio invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2022, the value of the Portfolio's investment in affiliated issuers and funds was $297,787, which represents 0.5% of the Portfolio's net assets. Transactions in affiliated issuers and funds by the Portfolio for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Common Stocks
Mitsubishi UFJ Financial Group, Inc.	$176,569	$ 51,306	$ (64,035)	$ (8,534)	$ (18,787)	$ 136,519	$ 6,073	28,900
Short-Term Investments
Cash Reserves Fund	221,857	3,408,354	(3,630,206)	(5)	—	—	72	—
Liquidity Fund	—	6,391,654	(6,230,386)	—	—	161,268	1,916	161,268
Total				$(8,539)	$(18,787)	$297,787	$8,061
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Common Stocks:
Asia/Pacific	$ 393,390	$ 16,891,473	$ 0	$ 17,284,863
Developed Europe	414,628	39,962,689	—	40,377,317
Developed Middle East	189,888	1,117,106	—	1,306,994
North America	250,980	—	—	250,980
Total Common Stocks	$1,248,886	$57,971,268**	$ 0	$59,220,154
Short-Term Investments:
Affiliated Fund	$ 161,268	$ —	$ —	$ 161,268
36

Tax-Managed International Equity Portfolio
October 31, 2022
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Securities Lending Collateral	$ 2,195,222	$ —	$ —	$ 2,195,222
Total Investments	$3,605,376	$57,971,268	$ 0	$61,576,644
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.
37

Tax-Managed International Equity Portfolio
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
38

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
39

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Parametric Tax-Managed International Equity Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed International Equity Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Parametric Portfolio Associates LLC (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the
40

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”) and sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.
The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. Regarding each Adviser, the Board considered such Adviser’s responsibilities with respect to oversight of the Sub-adviser. The Board also considered each Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. With respect to the Sub-adviser, the Board considered the Sub-adviser’s experience in deploying quantitative-based investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
41

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
42

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
43

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV, which are affiliates of the Trust and the Portfolio.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
44

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Edward J. Perkin 1971	President of the Portfolio	Since 2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
45

Parametric
Tax-Managed International Equity Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.
46

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
47

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
48

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.
49

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This Page Intentionally Left Blank

Investment Adviser of Tax-Managed International Equity Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Sub-Adviser of Parametric Tax-Managed International
Equity Fund and Tax-Managed International Equity Portfolio
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Investment Adviser and Administrator of Parametric Tax-Managed
International Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 260-0761
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
*FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

38    10.31.22

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022
Eaton Vance
Tax-Managed Multi-Cap Growth Fund

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting November 1, 2021, was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine in February 2022.
In the opening months of the period, stock investors as well as consumers generally appeared to take a “glass is half full” approach. Despite the appearance of a more contagious COVID-19 variant, the highest inflation readings in four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final months of 2021. As consumers rushed to spend money saved earlier in the pandemic, Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs.
As the Fed’s outlook on inflation worsened from “transitory” to “persistent,” investors began to expect the Fed would raise interest rates at every 2022 policy meeting and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, and September meetings, the Fed hiked the federal funds rate 0.75% each time -- to a 3.00%-3.25% range -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
As the period came to a close in October 2022, however, U.S. stocks delivered positive performance for the first time in months -- driven by a combination of better-than-expected company earnings; improving investor sentiment that stocks had been oversold during the August-September 2022 market pullback; and hope that after three aggressive rate hikes, the Fed might announce a smaller rate increase at its next meeting in November.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -6.74%; the S&P 500® Index, a broad measure of U.S. stocks, returned -14.61%; and the technology-laden Nasdaq Composite Index returned -28.56%.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) returned -27.42% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 3000® Growth Index (the Index), which returned -24.67%.
Meta Platforms, Inc. (Meta), formerly known as Facebook, was a leading detractor from returns relative to the Index during the period. Meta’s share price declined as its revenue growth slowed, falling short of the previous year’s performance. Investor concerns about Meta’s costly investment in its “Metaverse” virtual-reality initiative also weighed on the social media company’s stock price.
Elsewhere, several other stocks detracted from relative returns because rising interest rates drove down the value of future cash flows and weakened share prices, despite relatively strong company fundamentals. These firms included Okta, Inc., a provider of security software; and Adobe, Inc. (Adobe), a producer of software for creative professionals. Adobe’s share price also fell on concerns over the company’s acquisition cost of Figma, an online collaborative design firm.
UnitedHealth Group, Inc. (UnitedHealth), a leading managed care company, contributed to relative returns. UnitedHealth’s stock price rose as the company, which benefited from its vertically integrated business through Optum, delivered sustained earnings growth during a period of softening economic conditions that weakened other areas of health care.
Vertex Pharmaceuticals, Inc. (Vertex), a leader in treatments for cystic fibrosis (CF), has a portfolio of long-standing and new patented drugs. Vertex’s stock price rose during the period largely on the strength of sales of its Trikafta therapy, which benefited from global expansion and its launch among younger patients. Setbacks for competitors of Vertex’s CF drug drove up its share price further during the period.
The Fund also benefited from its lack of exposure to Nvidia Corp. (Nvidia), a producer of graphics processor units. Nvidia’s share price weakened on expectations that company growth would slow as interest rates rose, depressing the value of future cash flows.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Performance

Portfolio Manager(s) Douglas R. Rogers, CFA, CMT
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	(27.42)%	9.29%	11.31%
Class A with 5.25% Maximum Sales Charge	—	—	(31.23)	8.12	10.71
Class C at NAV	07/10/2000	07/10/2000	(27.95)	8.47	10.64
Class C with 1% Maximum Deferred Sales Charge	—	—	(28.64)	8.47	10.64

Russell 3000® Growth Index	—	—	(24.67)%	12.07%	14.36%
S&P 500® Index	—	—	(14.61)	10.44	12.78
% After-Tax Returns with Maximum Sales Charge[2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	06/30/2000	06/30/2000	(31.66)%	7.64%	10.46%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	(17.78)	6.69	9.21
Class C After Taxes on Distributions	07/10/2000	07/10/2000	(29.18)	7.90	10.37
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	(16.06)	7.00	9.14
% Total Annual Operating Expense Ratios[3]	Class A	Class C
	1.25%	2.00%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2012	$27,491	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Apple, Inc.	11.5%
Microsoft Corp.	9.7
Amazon.com, Inc.	7.3
Visa, Inc., Class A	4.8
UnitedHealth Group, Inc.	4.8
Alphabet, Inc., Class C	3.9
Alphabet, Inc., Class A	3.9
Accenture PLC, Class A	2.9
Vertex Pharmaceuticals, Inc.	2.7
Adobe, Inc.	2.5
Total	54.0%

Footnotes:
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[1]	Excludes cash and cash equivalents.
4

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 3000® Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 900.90	$ 6.32	1.32%
Class C	$1,000.00	$ 897.80	$ 9.90	2.07%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.55	$ 6.72	1.32%
Class C	$1,000.00	$1,014.77	$10.51	2.07%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.
6

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost $37,745,045)	$ 100,744,362
Receivable for Fund shares sold	160
Total assets	$100,744,522
Liabilities
Payable for Fund shares redeemed	$ 52,374
Payable to affiliates:
Administration fee	12,605
Distribution and service fees	25,696
Trustees' fees	43
Accrued expenses	65,498
Total liabilities	$ 156,216
Net Assets	$100,588,306
Sources of Net Assets
Paid-in capital	$ 48,618,512
Distributable earnings	51,969,794
Net Assets	$100,588,306
Class A Shares
Net Assets	$ 93,206,464
Shares Outstanding	2,568,064
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 36.29
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 38.30
Class C Shares
Net Assets	$ 7,381,842
Shares Outstanding	247,982
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 29.77
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
7
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $12,975)	$ 589,453
Securities lending income allocated from Portfolio, net	2,860
Expenses allocated from Portfolio	(868,080)
Total investment loss from Portfolio	$ (275,767)
Expenses
Administration fee	$ 181,490
Distribution and service fees:
Class A	277,797
Class C	98,745
Trustees’ fees and expenses	500
Custodian fee	18,537
Transfer and dividend disbursing agent fees	72,503
Legal and accounting services	34,725
Printing and postage	8,532
Registration fees	34,515
ReFlow liquidity program fees	11,251
Miscellaneous	8,630
Total expenses	$ 747,225
Net investment loss	$ (1,022,992)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ 655,563(1)
Foreign currency transactions	3
Net realized gain	$ 655,566
Change in unrealized appreciation (depreciation):
Investments	$ (39,125,213)
Foreign currency	(35)
Net change in unrealized appreciation (depreciation)	$(39,125,248)
Net realized and unrealized loss	$(38,469,682)
Net decrease in net assets from operations	$(39,492,674)
(1)	Includes $1,699,231 of net realized gains from redemptions in-kind.
8
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$ (1,022,992)	$ (1,231,778)
Net realized gain	655,566 (1)	6,942,068 (2)
Net change in unrealized appreciation (depreciation)	(39,125,248)	33,267,557
Net increase (decrease) in net assets from operations	$ (39,492,674)	$ 38,977,847
Distributions to shareholders:
Class A	$ (4,198,521)	$ (3,595,423)
Class C	(485,564)	(477,758)
Total distributions to shareholders	$ (4,684,085)	$ (4,073,181)
Transactions in shares of beneficial interest:
Class A	$ (2,928,925)	$ 3,383,764
Class C	(2,142,964)	(5,082,163)
Net decrease in net assets from Fund share transactions	$ (5,071,889)	$ (1,698,399)
Net increase (decrease) in net assets	$ (49,248,648)	$ 33,206,267
Net Assets
At beginning of year	$ 149,836,954	$ 116,630,687
At end of year	$100,588,306	$149,836,954
(1)	Includes $1,699,231 of net realized gains from redemptions in-kind.
(2)	Includes $2,055,702 of net realized gains from redemptions in-kind.
9
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 51.600	$ 39.630	$ 32.250	$ 29.220	$ 26.040
Income (Loss) From Operations
Net investment loss(1)	$ (0.333)	$ (0.387)	$ (0.229)	$ (0.192)	$ (0.186)
Net realized and unrealized gain (loss)	(13.382)	13.730	8.361	3.849	3.429
Total income (loss) from operations	$(13.715)	$ 13.343	$ 8.132	$ 3.657	$ 3.243
Less Distributions
From net realized gain	$ (1.595)	$ (1.373)	$ (0.752)	$ (0.627)	$ (0.063)
Total distributions	$ (1.595)	$ (1.373)	$ (0.752)	$ (0.627)	$ (0.063)
Net asset value — End of year	$ 36.290	$ 51.600	$ 39.630	$32.250	$29.220
Total Return(2)	(27.42)%	34.39%	25.65%	13.07%	12.52%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 93,206	$136,537	$101,649	$ 82,914	$ 64,579
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.28% (4)	1.25%	1.28%	1.33%	1.31%
Net investment loss	(0.79)%	(0.83)%	(0.64)%	(0.63)%	(0.63)%
Portfolio Turnover of the Portfolio	0% (5)	13%	24%	18%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund's share of the Portfolio's allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(5)	Amount is less than 0.5%.
10
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 42.920	$ 33.410	$ 27.510	$ 25.210	$ 22.640
Income (Loss) From Operations
Net investment loss(1)	$ (0.538)	$ (0.607)	$ (0.418)	$ (0.353)	$ (0.352)
Net realized and unrealized gain (loss)	(11.017)	11.490	7.070	3.280	2.985
Total income (loss) from operations	$(11.555)	$10.883	$ 6.652	$ 2.927	$ 2.633
Less Distributions
From net realized gain	$ (1.595)	$ (1.373)	$ (0.752)	$ (0.627)	$ (0.063)
Total distributions	$ (1.595)	$ (1.373)	$ (0.752)	$ (0.627)	$ (0.063)
Net asset value — End of year	$ 29.770	$42.920	$33.410	$27.510	$25.210
Total Return(2)	(27.95)%	33.40%	24.67%	12.24%	11.65%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 7,382	$ 13,300	$ 14,982	$ 14,216	$ 24,706
Ratios (as a percentage of average daily net assets):(3)
Expenses	2.03% (4)	2.00%	2.03%	2.09%	2.06%
Net investment loss	(1.53)%	(1.57)%	(1.39)%	(1.37)%	(1.38)%
Portfolio Turnover of the Portfolio	0% (5)	13%	24%	18%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund's share of the Portfolio's allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(5)	Amount is less than 0.5%.
11
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (56.3% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income— The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
12

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Long-term capital gains	$4,684,085	$4,073,181
During the year ended October 31, 2022, distributable earnings was decreased by $2,816,526 and paid-in capital was increased by $2,816,526 due to differences between book and tax accounting, primarily for net operating losses and redemptions in-kind. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (1,051,523)
Late year ordinary losses	(2,432,272)
Net unrealized appreciation	55,453,589
Distributable earnings	$51,969,794
At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $1,051,523 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $1,051,523 are short-term.
Additionally, at October 31, 2022, the Fund had a late year ordinary loss of $2,432,272 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.600%
For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to
13

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Notes to Financial Statements — continued

render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2022, the administration fee amounted to $181,490.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $24,384 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $5,164 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $277,797 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $74,059 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $24,686 for Class C shares.
Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $500 and $200 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Investment Transactions
For the year ended October 31, 2022, increases and decreases in the Fund's investment in the Portfolio aggregated $2,259,748 and $12,806,325, respectively. Decreases in the Fund's investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $3,210,987.
14

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class A shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	236,476	$ 9,713,120	316,668	$ 14,094,072
Issued to shareholders electing to receive payments of distributions in Fund shares	80,222	3,995,868	80,163	3,424,573
Redemptions	(394,902)	(16,637,913)	(315,802)	(14,134,881)
Net increase (decrease)	(78,204)	$ (2,928,925)	81,029	$ 3,383,764
Class C
Sales	21,295	$ 759,472	25,276	$ 1,006,171
Issued to shareholders electing to receive payments of distributions in Fund shares	11,778	484,298	13,206	472,362
Redemptions	(94,992)	(3,386,734)	(176,990)	(6,560,696)
Net decrease	(61,919)	$ (2,142,964)	(138,508)	$ (5,082,163)
15

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
16

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $585,571, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
17

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Portfolio of Investments

Common Stocks — 98.2%
Security	Shares	Value
Biotechnology — 2.7%
Vertex Pharmaceuticals, Inc.(1)	15,175	$ 4,734,600
		$ 4,734,600
Building Products — 0.4%
Trex Co., Inc.(1)	15,892	$ 764,246
		$ 764,246
Capital Markets — 1.1%
S&P Global, Inc.	5,966	$ 1,916,577
		$ 1,916,577
Chemicals — 1.8%
Celanese Corp.	6,569	$ 631,413
Ecolab, Inc.	7,531	1,182,894
Sherwin-Williams Co. (The)	6,570	1,478,447
		$ 3,292,754
Commercial Services & Supplies — 2.0%
Copart, Inc.(1)	12,355	$ 1,421,072
Waste Connections, Inc.	16,156	2,131,138
		$ 3,552,210
Electrical Equipment — 2.5%
AMETEK, Inc.	34,300	$ 4,447,338
		$ 4,447,338
Entertainment — 1.3%
Electronic Arts, Inc.	7,649	$ 963,468
Walt Disney Co. (The)(1)	12,454	1,326,849
		$ 2,290,317
Food & Staples Retailing — 1.7%
Performance Food Group Co.(1)	58,516	$ 3,045,173
		$ 3,045,173
Food Products — 1.2%
Mondelez International, Inc., Class A	35,144	$ 2,160,653
		$ 2,160,653
Health Care Equipment & Supplies — 2.8%
Intuitive Surgical, Inc.(1)	8,574	$ 2,113,234
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Stryker Corp.	12,668	$ 2,904,012
		$ 5,017,246
Health Care Providers & Services — 4.8%
UnitedHealth Group, Inc.	15,597	$ 8,658,675
		$ 8,658,675
Hotels, Restaurants & Leisure — 1.4%
Booking Holdings, Inc.(1)	735	$ 1,374,068
Starbucks Corp.	12,443	1,077,439
		$ 2,451,507
Interactive Media & Services — 9.2%
Alphabet, Inc., Class A(1)	74,040	$ 6,997,520
Alphabet, Inc., Class C(1)	74,560	7,057,850
Meta Platforms, Inc., Class A(1)	26,189	2,439,767
		$ 16,495,137
Internet & Direct Marketing Retail — 7.3%
Amazon.com, Inc.(1)	127,700	$ 13,081,588
		$ 13,081,588
IT Services — 11.8%
Accenture PLC, Class A	18,307	$ 5,197,357
Fiserv, Inc.(1)	13,974	1,435,689
GoDaddy, Inc., Class A(1)	44,180	3,552,072
Okta, Inc.(1)	15,035	843,764
PayPal Holdings, Inc.(1)	17,140	1,432,561
Visa, Inc., Class A	42,000	8,700,720
		$ 21,162,163
Life Sciences Tools & Services — 1.7%
Danaher Corp.	11,868	$ 2,986,820
		$ 2,986,820
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	10,679	$ 2,141,033
		$ 2,141,033
Pharmaceuticals — 3.0%
Royalty Pharma PLC, Class A	35,581	$ 1,505,788
Zoetis, Inc.	26,003	3,920,732
		$ 5,426,520

18
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Road & Rail — 3.2%
J.B. Hunt Transport Services, Inc.	14,100	$ 2,412,087
Norfolk Southern Corp.	8,734	1,991,963
Uber Technologies, Inc.(1)	47,387	1,259,073
		$ 5,663,123
Semiconductors & Semiconductor Equipment — 1.7%
Monolithic Power Systems, Inc.	8,854	$ 3,005,490
		$ 3,005,490
Software — 16.7%
Adobe, Inc.(1)	14,102	$ 4,491,487
Altair Engineering, Inc., Class A(1)	7,902	387,593
Intuit, Inc.	6,414	2,741,985
Microsoft Corp.	74,352	17,259,330
NICE, Ltd. ADR(1)(2)	2,287	434,278
Salesforce, Inc.(1)	27,530	4,476,103
		$ 29,790,776
Specialty Retail — 1.8%
TJX Cos., Inc. (The)	44,664	$ 3,220,274
		$ 3,220,274
Technology Hardware, Storage & Peripherals — 11.5%
Apple, Inc.	134,541	$ 20,630,517
		$ 20,630,517
Textiles, Apparel & Luxury Goods — 3.4%
Lululemon Athletica, Inc.(1)	13,063	$ 4,298,250
NIKE, Inc., Class B	19,321	1,790,670
		$ 6,088,920
Trading Companies & Distributors — 2.0%
United Rentals, Inc.(1)	11,573	$ 3,653,712
		$ 3,653,712
Total Common Stocks (identified cost $68,269,588)		$175,677,369

Short-Term Investments — 0.9%
Affiliated Fund — 0.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(3)	1,264,568	$ 1,264,568
Total Affiliated Fund (identified cost $1,264,568)		$ 1,264,568

Securities Lending Collateral — 0.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.12%(4)	444,310	$ 444,310
Total Securities Lending Collateral (identified cost $444,310)		$ 444,310
Total Short-Term Investments (identified cost $1,708,878)		$ 1,708,878
Total Investments — 99.1% (identified cost $69,978,466)		$177,386,247
Other Assets, Less Liabilities — 0.9%		$ 1,587,715
Net Assets — 100.0%		$178,973,962
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at October 31, 2022. The aggregate market value of securities on loan at October 31, 2022 was $429,911.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.
(4)	Represents investment of cash collateral received in connection with securities lending.
Abbreviations:
ADR	– American Depositary Receipt

19
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $68,713,898) — including $429,911 of securities on loan	$ 176,121,679
Affiliated investment, at value (identified cost $1,264,568)	1,264,568
Cash	2,181,008
Dividends receivable	28,427
Dividends receivable from affiliated investment	1,394
Securities lending income receivable	87
Tax reclaims receivable	1,236
Total assets	$179,598,399
Liabilities
Collateral for securities loaned	$ 444,310
Payable to affiliates:
Investment adviser fee	96,988
Trustees' fees	1,210
Accrued expenses	81,929
Total liabilities	$ 624,437
Net Assets applicable to investors' interest in Portfolio	$178,973,962
20
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $22,922)	$ 1,035,947
Dividend income from affiliated investments	3,596
Securities lending income, net	5,040
Total investment income	$ 1,044,583
Expenses
Investment adviser fee	$ 1,388,329
Trustees’ fees and expenses	13,866
Custodian fee	54,479
Legal and accounting services	67,005
Miscellaneous	7,628
Total expenses	$ 1,531,307
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 246
Total expense reductions	$ 246
Net expenses	$ 1,531,061
Net investment loss	$ (486,478)
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 1,183,136(1)
Investment transactions - affiliated investments	(77)
Foreign currency transactions	5
Net realized gain	$ 1,183,064
Change in unrealized appreciation (depreciation):
Investments	$ (69,092,884)
Foreign currency	(61)
Net change in unrealized appreciation (depreciation)	$(69,092,945)
Net realized and unrealized loss	$(67,909,881)
Net decrease in net assets from operations	$(68,396,359)
(1)	Includes $3,009,242 of net realized gains from redemptions in-kind.
21
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$ (486,478)	$ (675,019)
Net realized gain	1,183,064 (1)	12,064,831 (2)
Net change in unrealized appreciation (depreciation)	(69,092,945)	57,764,780
Net increase (decrease) in net assets from operations	$ (68,396,359)	$ 69,154,592
Capital transactions:
Contributions	$ 3,854,719	$ 5,630,543
Withdrawals	(18,838,502)	(13,225,746)
Net decrease in net assets from capital transactions	$ (14,983,783)	$ (7,595,203)
Net increase (decrease) in net assets	$ (83,380,142)	$ 61,559,389
Net Assets
At beginning of year	$ 262,354,104	$ 200,794,715
At end of year	$178,973,962	$262,354,104
(1)	Includes $3,009,242 of net realized gains from redemptions in-kind.
(2)	Includes $3,559,989 of net realized gains from redemptions in-kind.
22
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022	2021	2020	2019	2018
Ratios (as a percentage of average daily net assets):
Expenses	0.72% (1)	0.70%	0.71%	0.72%	0.72%
Net investment loss	(0.23)%	(0.28)%	(0.08)%	(0.01)%	(0.04)%
Portfolio Turnover	0% (2)	13%	24%	18%	18%
Total Return	(27.00)%	35.12%	26.36%	13.76%	13.18%
Net assets, end of year (000’s omitted)	$178,974	$262,354	$200,795	$167,562	$153,366
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(2)	Amount is less than 0.5%.
23

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 56.3% and 43.7%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized
24

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Notes to Financial Statements — continued

gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.600%
For the year ended October 31, 2022, the investment adviser fee amounted to $1,388,329 or 0.65% of the Portfolio’s average daily net assets. Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $246 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $969,217 and $15,421,609, respectively, for the year ended October 31, 2022. In-kind sales for the year ended October 31, 2022 aggregated $3,210,987.
25

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 70,360,746
Gross unrealized appreciation	$ 107,788,763
Gross unrealized depreciation	(763,262)
Net unrealized appreciation	$107,025,501
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2022.
6  Securities Lending Agreement
The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.
At October 31, 2022, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $429,911 and $444,310, respectively. Collateral received was comprised of cash. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$444,310	$ —	$ —	$ —	$444,310
26

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Notes to Financial Statements — continued

The carrying amount of the liability for collateral for securities loaned at October 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2022.
7  Investments in Affiliated Funds
At October 31, 2022, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $1,264,568, which represents 0.7% of the Portfolio's net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$1,271,595	$7,251,596	$(8,523,114)	$ (77)	$ —	$ —	$ 164	—
Liquidity Fund	—	4,720,633	(3,456,065)	—	—	1,264,568	3,432	1,264,568
Total				$ (77)	$ —	$1,264,568	$3,596
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 175,677,369*	$ —	$ —	$ 175,677,369
Short-Term Investments:
Affiliated Fund	1,264,568	—	—	1,264,568
Securities Lending Collateral	444,310	—	—	444,310
Total Investments	$177,386,247	$ —	$ —	$177,386,247
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio's performance, or the performance of the securities in which the Portfolio invests.
27

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
28

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
29

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with
30

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research capabilities and also draws upon independent research available from third-party sources. The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its secondary benchmark index and lower than its primary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
31

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
32

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
33

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust and the Portfolio.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
34

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Edward J. Perkin 1972	President of the Portfolio	Since 2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
35

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
36

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
37

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
38

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
39

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Tax-Managed Multi-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824    10.31.22

Eaton Vance
Tax-Managed Small-Cap Fund
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022
Eaton Vance
Tax-Managed Small-Cap Fund

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting November 1, 2021, was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine in February 2022.
In the opening months of the period, stock investors as well as consumers generally appeared to take a “glass is half full” approach. Despite the appearance of a more contagious COVID-19 variant, the highest inflation readings in four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final months of 2021. As consumers rushed to spend money saved earlier in the pandemic, Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs.
As the Fed’s outlook on inflation worsened from “transitory” to “persistent,” investors began to expect the Fed would raise interest rates at every 2022 policy meeting and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, and September meetings, the Fed hiked the federal funds rate 0.75% each time -- to a 3.00%-3.25% range -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
As the period came to a close in October 2022, however, U.S. stocks delivered positive performance for the first time in months -- driven by a combination of better-than-expected company earnings; improving investor sentiment that stocks had been oversold during the August-September 2022 market pullback; and hope that after three aggressive rate hikes, the Fed might announce a smaller rate increase at its next meeting in November.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -6.74%; the S&P 500® Index, a broad measure of U.S. stocks, returned -14.61%; and the technology-laden Nasdaq Composite Index returned -28.56%.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) returned -12.82% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 2000® Index (the Index), which returned -18.54%.
Security selection contributed to performance relative to the Index during the period. Selections in the health care, financials, and consumer discretionary sectors were particularly beneficial. An underweight exposure to the health care, communication services, and information technology (IT) sectors also enhanced relative performance.
Sector allocations overall detracted from performance relative to the Index during the period. In particular, an underweight exposure to the energy sector weighed on relative returns. Security selections within the IT and industrials sectors also had a negative impact on relative performance.
CBIZ, Inc. (CBIZ), a global consulting firm providing accounting, tax, insurance, and advisory services, was a leading contributor to returns relative to the Index during the period. CBIZ’s share price rose after the company reported strong second-quarter earnings and revenue, driven by growth in its property and casualty insurance, and financial services businesses.
The share price of Performance Food Group Co. (Performance) -- a food distributor for restaurants, businesses, and schools -- rose as sales and profits increased, largely attributed to Performance’s 2021 acquisition of competitor Core-Mark Holding Co., Inc., a wholesale distributor to the convenience retail industry.
Ryan Specialty Holdings, Inc., a specialty insurance firm, was also a top contributor to relative performance during the period. The company reported strong revenue growth in the second quarter.
Ambarella, Inc. (Ambarella), a developer of semiconductors for high-definition video in the IT sector, detracted from relative returns during the period. Ambarella’s stock price fell after the company announced that revenue and earnings projections for the first quarter of 2022 were lower than expected. Ambarella attributed the disappointing projections to slowing demand due to disruptions in customer supply chains.
AZEK Co., Inc. (AZEK), a manufacturer of composite decking and building materials in the industrials sector, also detracted from returns relative to the Index. Excess customer inventory and investor concerns about decelerating demand for both new construction and home renovations weighed on AZEK’s share price during the period.
National Vision Holdings, Inc. (National Vision), an optical retailer, also detracted from Fund performance relative to the Index during the period. National Vision’s stock price fell after the company announced lower first-quarter earnings and revenue than the first quarter a year earlier.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Performance

Portfolio Manager(s) J. Griffith Noble, CFA and Michael D. McLean, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/25/1997	09/25/1997	(12.82)%	7.34%	10.14%
Class A with 5.25% Maximum Sales Charge	—	—	(17.40)	6.19	9.55
Class C at NAV	09/29/1997	09/25/1997	(13.43)	6.55	9.48
Class C with 1% Maximum Deferred Sales Charge	—	—	(14.22)	6.55	9.48
Class I at NAV	10/01/2009	09/25/1997	(12.56)	7.62	10.41

Russell 2000® Index	—	—	(18.54)%	5.56%	9.93%
% After-Tax Returns with Maximum Sales Charge[2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	09/25/1997	09/25/1997	(18.85)%	4.66%	8.42%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	(8.80)	4.75	7.81
Class C After Taxes on Distributions	09/29/1997	09/25/1997	(16.00)	4.70	8.18
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	(6.43)	5.03	7.70
Class I After Taxes on Distributions	10/01/2009	09/25/1997	(14.11)	6.07	9.29
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	(5.88)	5.90	8.58
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.11%	1.86%	0.86%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2012	$24,751	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$2,694,546	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
CBIZ, Inc.	3.2%
Performance Food Group Co.	2.9
SouthState Corp.	2.7
Chemed Corp.	2.4
Commerce Bancshares, Inc.	2.4
RLI Corp.	2.4
Addus HomeCare Corp.	2.3
Valvoline, Inc.	2.3
Ryan Specialty Holdings, Inc., Class A	2.2
ONE Gas, Inc.	2.2
Total	25.0%

Footnotes:
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[1]	Excludes cash and cash equivalents.
4

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 967.10	$5.80	1.17%
Class C	$1,000.00	$ 963.70	$9.50	1.92%
Class I	$1,000.00	$ 968.60	$4.56	0.92%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.31	$5.96	1.17%
Class C	$1,000.00	$1,015.53	$9.75	1.92%
Class I	$1,000.00	$1,020.57	$4.69	0.92%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.
6

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost $97,511,771)	$ 118,408,984
Receivable for Fund shares sold	33,901
Total assets	$118,442,885
Liabilities
Payable for Fund shares redeemed	$ 52,938
Payable to affiliates:
Distribution and service fees	19,802
Trustees' fees	42
Accrued expenses	73,767
Total liabilities	$ 146,549
Net Assets	$118,296,336
Sources of Net Assets
Paid-in capital	$ 98,625,896
Distributable earnings	19,670,440
Net Assets	$118,296,336
Class A Shares
Net Assets	$ 88,303,156
Shares Outstanding	3,160,117
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 27.94
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 29.49
Class C Shares
Net Assets	$ 2,574,302
Shares Outstanding	122,840
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 20.96
Class I Shares
Net Assets	$ 27,418,878
Shares Outstanding	945,284
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 29.01
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
7
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income allocated from Portfolio	$ 1,391,179
Expenses allocated from Portfolio	(869,121)
Total investment income from Portfolio	$ 522,058
Expenses
Distribution and service fees:
Class A	$ 238,759
Class C	26,720
Trustees’ fees and expenses	499
Custodian fee	18,983
Transfer and dividend disbursing agent fees	116,051
Legal and accounting services	34,820
Printing and postage	13,731
Registration fees	50,960
ReFlow liquidity program fees	23,583
Miscellaneous	10,816
Total expenses	$ 534,922
Net investment loss	$ (12,864)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ 5,996,029(1)
Net realized gain	$ 5,996,029
Change in unrealized appreciation (depreciation):
Investments	$ (23,823,045)
Net change in unrealized appreciation (depreciation)	$(23,823,045)
Net realized and unrealized loss	$(17,827,016)
Net decrease in net assets from operations	$(17,839,880)
(1)	Includes $3,413,071 of net realized gains from redemptions in-kind.
8
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$ (12,864)	$ (169,495)
Net realized gain	5,996,029 (1)	15,615,435 (2)
Net change in unrealized appreciation (depreciation)	(23,823,045)	27,298,975
Net increase (decrease) in net assets from operations	$ (17,839,880)	$ 42,744,915
Distributions to shareholders:
Class A	$ (8,360,876)	$ (86,568)
Class C	(312,679)	—
Class I	(2,381,714)	(74,765)
Total distributions to shareholders	$ (11,055,269)	$ (161,333)
Transactions in shares of beneficial interest:
Class A	$ 2,875,658	$ (3,763,833)
Class C	49,659	(1,546,614)
Class I	3,524,878	1,127,150
Net increase (decrease) in net assets from Fund share transactions	$ 6,450,195	$ (4,183,297)
Net increase (decrease) in net assets	$ (22,444,954)	$ 38,400,285
Net Assets
At beginning of year	$ 140,741,290	$ 102,341,005
At end of year	$118,296,336	$140,741,290
(1)	Includes $3,413,071 of net realized gains from redemptions in-kind.
(2)	Includes $1,757,643 of net realized gains from redemptions in-kind.
9
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 34.810	$ 24.520	$ 26.960	$ 25.910	$ 27.390
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.014)	$ (0.052)	$ 0.016	$ (0.001)	$ (0.059)
Net realized and unrealized gain (loss)	(4.121)	10.369	(0.739)	2.765	1.583
Total income (loss) from operations	$ (4.135)	$ 10.317	$ (0.723)	$ 2.764	$ 1.524
Less Distributions
From net investment income	$ (0.025)	$ (0.027)	$ —	$ (0.032)	$ —
From net realized gain	(2.710)	—	(1.717)	(1.682)	(3.004)
Total distributions	$ (2.735)	$ (0.027)	$ (1.717)	$ (1.714)	$ (3.004)
Net asset value — End of year	$27.940	$ 34.810	$24.520	$26.960	$25.910
Total Return(2)	(12.82)%	42.10%	(3.09)%	12.26%	5.79%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 88,303	$107,257	$ 78,430	$ 89,352	$ 75,199
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.15% (4)	1.11%	1.17%	1.20%	1.17%
Net investment income (loss)	(0.05)%	(0.16)%	0.06%	(0.01)%	(0.22)%
Portfolio Turnover of the Portfolio	43%	40%	44%	51%	51%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
10
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 26.780	$ 18.990	$ 21.410	$ 21.070	$ 22.970
Income (Loss) From Operations
Net investment loss(1)	$ (0.177)	$ (0.215)	$ (0.126)	$ (0.111)	$ (0.212)
Net realized and unrealized gain (loss)	(3.100)	8.005	(0.577)	2.133	1.316
Total income (loss) from operations	$ (3.277)	$ 7.790	$ (0.703)	$ 2.022	$ 1.104
Less Distributions
From net realized gain	$ (2.543)	$ —	$ (1.717)	$ (1.682)	$ (3.004)
Total distributions	$ (2.543)	$ —	$ (1.717)	$ (1.682)	$ (3.004)
Net asset value — End of year	$20.960	$26.780	$18.990	$21.410	$21.070
Total Return(2)	(13.43)%	41.02%	(3.86)%	11.45%	4.99%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 2,574	$ 3,236	$ 3,565	$ 5,675	$ 18,482
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.90% (4)	1.86%	1.92%	1.95%	1.92%
Net investment loss	(0.79)%	(0.87)%	(0.66)%	(0.55)%	(0.96)%
Portfolio Turnover of the Portfolio	43%	40%	44%	51%	51%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
11
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 36.020	$ 25.370	$ 27.770	$ 26.650	$ 28.020
Income (Loss) From Operations
Net investment income(1)	$ 0.059	$ 0.027	$ 0.081	$ 0.071	$ 0.007
Net realized and unrealized gain (loss)	(4.251)	10.714	(0.764)	2.833	1.627
Total income (loss) from operations	$ (4.192)	$10.741	$ (0.683)	$ 2.904	$ 1.634
Less Distributions
From net investment income	$ (0.108)	$ (0.091)	$ —	$ (0.102)	$ —
From net realized gain	(2.710)	—	(1.717)	(1.682)	(3.004)
Total distributions	$ (2.818)	$ (0.091)	$ (1.717)	$ (1.784)	$ (3.004)
Net asset value — End of year	$29.010	$36.020	$25.370	$27.770	$26.650
Total Return(2)	(12.56)%	42.46%	(2.89)%	12.52%	6.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 27,419	$ 30,248	$ 20,346	$ 24,763	$ 24,628
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.90% (4)	0.86%	0.92%	0.95%	0.92%
Net investment income	0.19%	0.08%	0.32%	0.27%	0.02%
Portfolio Turnover of the Portfolio	43%	40%	44%	51%	51%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
12
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (65.9% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income— The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
13

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$1,966,083	$161,333
Long-term capital gains	$9,089,186	$ —
During the year ended October 31, 2022, distributable earnings was decreased by $5,143,163 and paid-in capital was increased by $5,143,163 due to differences between book and tax accounting for net operating losses and redemptions in-kind. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 2,943,765
Net unrealized appreciation	16,726,675
Distributable earnings	$19,670,440
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6250%
$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion and over	0.4375%
For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $37,000 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $1,996 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
14

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $238,759 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $20,040 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $6,680 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $100 and less than $100 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Investment Transactions
For the year ended October 31, 2022, increases and decreases in the Fund's investment in the Portfolio aggregated $6,438,215 and $11,630,269, respectively. Decreases in the Fund's investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $9,219,705.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	81,221	$ 2,443,616	91,151	$ 2,823,943
Issued to shareholders electing to receive payments of distributions in Fund shares	245,909	7,810,082	2,731	79,938
Redemptions	(248,566)	(7,378,040)	(211,333)	(6,667,714)
Net increase (decrease)	78,564	$ 2,875,658	(117,451)	$(3,763,833)
15

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Notes to Financial Statements — continued

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Sales	18,563	$ 424,160	22,031	$ 524,648
Issued to shareholders electing to receive payments of distributions in Fund shares	12,995	311,624	—	—
Redemptions	(29,551)	(686,125)	(88,910)	(2,071,262)
Net increase (decrease)	2,007	$ 49,659	(66,879)	$(1,546,614)
Class I
Sales	638,523	$ 19,988,523	254,253	$ 8,281,733
Issued to shareholders electing to receive payments of distributions in Fund shares	70,535	2,320,590	2,126	64,278
Redemptions	(603,427)	(18,784,235)	(218,846)	(7,218,861)
Net increase	105,631	$ 3,524,878	37,533	$ 1,127,150
16

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
17

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $1,050,265, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 53.43% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2022, $3,091,882 or, if subsequently determined to be different, the net capital gain of such year.
18

Tax-Managed Small-Cap Portfolio
October 31, 2022
Portfolio of Investments

Common Stocks — 97.8%
Security	Shares	Value
Aerospace & Defense — 1.6%
Hexcel Corp.	50,900	$ 2,835,130
		$ 2,835,130
Auto Components — 4.2%
Dana, Inc.	102,272	$ 1,632,261
Dorman Products, Inc.(1)	43,823	3,576,833
Visteon Corp.(1)	17,908	2,336,457
		$ 7,545,551
Automobiles — 1.1%
Harley-Davidson, Inc.	44,328	$ 1,906,104
		$ 1,906,104
Banks — 13.4%
Commerce Bancshares, Inc.	60,285	$ 4,270,589
Community Bank System, Inc.	44,671	2,788,811
CVB Financial Corp.	85,002	2,441,257
Glacier Bancorp, Inc.	38,830	2,224,182
Independent Bank Corp.	30,477	2,651,804
SouthState Corp.	53,064	4,798,578
Stock Yards Bancorp, Inc.	29,426	2,300,819
Wintrust Financial Corp.	28,290	2,648,510
		$ 24,124,550
Biotechnology — 1.1%
Neurocrine Biosciences, Inc.(1)	17,040	$ 1,961,645
		$ 1,961,645
Building Products — 5.9%
AAON, Inc.	54,623	$ 3,522,637
AZEK Co., Inc. (The)(1)	177,639	3,110,459
CSW Industrials, Inc.	22,807	2,940,279
Hayward Holdings, Inc.(1)	108,325	1,002,006
		$ 10,575,381
Capital Markets — 1.9%
Cohen & Steers, Inc.	23,772	$ 1,430,123
Stifel Financial Corp.	31,471	1,947,111
		$ 3,377,234
Chemicals — 4.6%
Balchem Corp.	11,154	$ 1,559,329
Security	Shares	Value
Chemicals (continued)
Quaker Houghton	15,760	$ 2,563,207
Valvoline, Inc.	137,981	4,051,122
		$ 8,173,658
Commercial Services & Supplies — 1.9%
Rentokil Initial PLC ADR	110,207	$ 3,409,805
		$ 3,409,805
Containers & Packaging — 1.0%
AptarGroup, Inc.	18,330	$ 1,817,419
		$ 1,817,419
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc.(1)	21,290	$ 1,390,663
		$ 1,390,663
Electronic Equipment, Instruments & Components — 1.3%
National Instruments Corp.	62,796	$ 2,397,551
		$ 2,397,551
Equity Real Estate Investment Trusts (REITs) — 6.2%
CubeSmart	75,272	$ 3,151,639
EastGroup Properties, Inc.	16,479	2,582,094
Essential Properties Realty Trust, Inc.	156,184	3,361,080
Rexford Industrial Realty, Inc.	29,353	1,622,634
Terreno Realty Corp.	7,854	448,777
		$ 11,166,224
Food & Staples Retailing — 3.3%
Chefs' Warehouse, Inc. (The)(1)	21,569	$ 790,072
Performance Food Group Co.(1)	98,744	5,138,638
		$ 5,928,710
Food Products — 0.9%
J&J Snack Foods Corp.	11,110	$ 1,639,947
		$ 1,639,947
Gas Utilities — 2.2%
ONE Gas, Inc.	51,317	$ 3,976,041
		$ 3,976,041
Health Care Equipment & Supplies — 6.1%
Envista Holdings Corp.(1)	88,950	$ 2,936,239
ICU Medical, Inc.(1)	8,304	1,232,397
Inari Medical, Inc.(1)	13,764	1,058,865

19
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Integra LifeSciences Holdings Corp.(1)	52,457	$ 2,635,964
Neogen Corp.(1)	112,980	1,491,336
Tandem Diabetes Care, Inc.(1)	29,160	1,637,334
		$ 10,992,135
Health Care Providers & Services — 8.8%
Addus HomeCare Corp.(1)	40,723	$ 4,170,850
Agiliti, Inc.(1)	167,867	2,932,636
Chemed Corp.	9,316	4,349,361
R1 RCM, Inc.(1)	94,174	1,663,113
U.S. Physical Therapy, Inc.	29,399	2,610,631
		$ 15,726,591
Hotels, Restaurants & Leisure — 2.0%
Texas Roadhouse, Inc.	8,881	$ 878,775
Wyndham Hotels & Resorts, Inc.	35,590	2,702,349
		$ 3,581,124
Insurance — 7.3%
RLI Corp.	32,760	$ 4,261,093
Ryan Specialty Holdings, Inc., Class A(1)	88,924	3,988,242
Selective Insurance Group, Inc.	37,279	3,656,324
White Mountains Insurance Group, Ltd.	808	1,144,249
		$ 13,049,908
IT Services — 0.6%
Euronet Worldwide, Inc.(1)	13,838	$ 1,162,530
		$ 1,162,530
Leisure Products — 0.7%
Brunswick Corp.	18,692	$ 1,320,964
		$ 1,320,964
Machinery — 4.3%
Chart Industries, Inc.(1)	11,730	$ 2,614,382
Middleby Corp.(1)	19,936	2,788,249
Woodward, Inc.	24,603	2,256,095
		$ 7,658,726
Oil, Gas & Consumable Fuels — 1.1%
Archaea Energy, Inc.(1)	75,099	$ 1,938,305
		$ 1,938,305
Security	Shares	Value
Professional Services — 3.2%
CBIZ, Inc.(1)	116,563	$ 5,786,187
		$ 5,786,187
Road & Rail — 1.7%
Landstar System, Inc.	20,116	$ 3,142,522
		$ 3,142,522
Semiconductors & Semiconductor Equipment — 0.4%
Ambarella, Inc.(1)	14,533	$ 795,391
		$ 795,391
Software — 6.5%
Altair Engineering, Inc., Class A(1)	69,589	$ 3,413,340
Clearwater Analytics Holdings, Inc., Class A(1)	88,869	1,447,676
Envestnet, Inc.(1)	54,558	2,690,255
nCino, Inc.(1)	34,397	1,082,818
SPS Commerce, Inc.(1)	24,178	3,059,001
		$ 11,693,090
Specialty Retail — 1.3%
Five Below, Inc.(1)	7,746	$ 1,133,627
National Vision Holdings, Inc.(1)	32,205	1,192,873
		$ 2,326,500
Trading Companies & Distributors — 2.4%
Core & Main, Inc., Class A(1)	123,170	$ 2,904,349
Herc Holdings, Inc.	11,605	1,364,864
		$ 4,269,213
Total Common Stocks (identified cost $139,247,424)		$175,668,799

Short-Term Investments — 3.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(2)	5,430,229	$ 5,430,229
Total Short-Term Investments (identified cost $5,430,229)		$ 5,430,229
Total Investments — 100.8% (identified cost $144,677,653)		$181,099,028
Other Assets, Less Liabilities — (0.8)%		$ (1,469,560)
Net Assets — 100.0%		$179,629,468

20
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2022
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.
Abbreviations:
ADR	– American Depositary Receipt
21
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $139,247,424)	$ 175,668,799
Affiliated investment, at value (identified cost $5,430,229)	5,430,229
Dividends receivable	10,842
Dividends receivable from affiliated investment	8,443
Receivable for investments sold	720,658
Total assets	$181,838,971
Liabilities
Payable for investments purchased	$ 2,043,997
Payable to affiliates:
Investment adviser fee	89,236
Trustees' fees	1,128
Accrued expenses	75,142
Total liabilities	$ 2,209,503
Net Assets applicable to investors' interest in Portfolio	$179,629,468
22
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income	$ 2,078,913
Dividend income from affiliated investments	34,500
Total investment income	$ 2,113,413
Expenses
Investment adviser fee	$ 1,203,968
Trustees’ fees and expenses	12,550
Custodian fee	52,891
Legal and accounting services	48,595
Miscellaneous	4,362
Total expenses	$ 1,322,366
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 2,840
Total expense reductions	$ 2,840
Net expenses	$ 1,319,526
Net investment income	$ 793,887
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 9,133,055(1)
Investment transactions - affiliated investments	693
Net realized gain	$ 9,133,748
Change in unrealized appreciation (depreciation):
Investments	$ (36,265,894)
Net change in unrealized appreciation (depreciation)	$(36,265,894)
Net realized and unrealized loss	$(27,132,146)
Net decrease in net assets from operations	$(26,338,259)
(1)	Includes $5,199,110 of net realized gains from redemptions in-kind.
23
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 793,887	$ 533,812
Net realized gain	9,133,748 (1)	23,712,287 (2)
Net change in unrealized appreciation (depreciation)	(36,265,894)	41,436,346
Net increase (decrease) in net assets from operations	$ (26,338,259)	$ 65,682,445
Capital transactions:
Contributions	$ 7,915,041	$ 4,855,208
Withdrawals	(17,215,619)	(10,698,425)
Net decrease in net assets from capital transactions	$ (9,300,578)	$ (5,843,217)
Net increase (decrease) in net assets	$ (35,638,837)	$ 59,839,228
Net Assets
At beginning of year	$ 215,268,305	$ 155,429,077
At end of year	$179,629,468	$215,268,305
(1)	Includes $5,199,110 of net realized gains from redemptions in-kind.
(2)	Includes $2,671,978 of net realized gains from redemptions in-kind.
24
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2022
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022	2021	2020	2019	2018
Ratios (as a percentage of average daily net assets):
Expenses	0.69% (1)	0.68%	0.69%	0.69%	0.69%
Net investment income	0.41%	0.27%	0.54%	0.51%	0.26%
Portfolio Turnover	43%	40%	44%	51%	51%
Total Return	(12.42)%	42.69%	(2.63)%	12.82%	6.30%
Net assets, end of year (000’s omitted)	$179,629	$215,268	$155,429	$178,500	$172,324
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
25

Tax-Managed Small-Cap Portfolio
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 65.9% and 34.1%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
26

Tax-Managed Small-Cap Portfolio
October 31, 2022
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6250%
$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion and over	0.4375%
For the year ended October 31, 2022, the investment adviser fee amounted to $1,203,968 or 0.625%  of the Portfolio's average daily net assets. Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley.  The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended  October 31, 2022, the investment adviser fee paid was reduced by $2,840 relating to the Portfolio's investment in the Liquidity Fund.  Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $82,792,310 and $85,468,322, respectively, for the year ended October 31, 2022. In-kind sales for the year ended October 31, 2022 aggregated $9,219,705.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$145,739,206
Gross unrealized appreciation	$ 40,408,981
Gross unrealized depreciation	(5,049,159)
Net unrealized appreciation	$ 35,359,822
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2022.
27

Tax-Managed Small-Cap Portfolio
October 31, 2022
Notes to Financial Statements — continued

6  Investments in Affiliated Funds
At October 31, 2022, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $5,430,229, which represents 3.0% of the Portfolio's net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$719,232	$20,082,288	$(20,802,213)	$ 693	$ —	$ —	$ 654	—
Liquidity Fund	—	31,010,299	(25,580,070)	—	—	5,430,229	33,846	5,430,229
Total				$ 693	$ —	$5,430,229	$34,500
7  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 175,668,799*	$ —	$ —	$ 175,668,799
Short-Term Investments	5,430,229	—	—	5,430,229
Total Investments	$181,099,028	$ —	$ —	$181,099,028
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
8  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio's performance, or the performance of the securities in which the Portfolio invests.
28

Tax-Managed Small-Cap Portfolio
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
29

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period.  The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022.  Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.  Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
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Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives.  The Trustees also received information regarding risk management techniques employed in connection with the management of the funds.  The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters.  In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor.  The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement.  In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed Small-Cap Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with
31

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement.  Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio.  The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources.  The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns.  The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services.  The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof.  The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds.  The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.  In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s custom peer group and lower than the median performance of the Fund’s peer group for the three-year period.  The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period.  The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisoryand related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
32

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser.  The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
33

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc.  EV is the trustee of each of EVM and BMR.  Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley.  Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust and the Portfolio.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
35

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Edward J. Perkin 1972	President of the Portfolio	Since 2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
36

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
37

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
38

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
39

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
40

Investment Adviser of Tax-Managed Small-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Tax-Managed Small-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130    10.31.22

Eaton Vance
Global Small-Cap Equity Fund
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022
Eaton Vance
Global Small-Cap Equity Fund

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting November 1, 2021, was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine in February 2022.
In the opening months of the period, stock investors as well as consumers appeared to take a “glass is half full” approach. In both the U.S. and Europe, consumers rushed to spend money saved earlier in the pandemic. Major U.S. equity indexes closed at new all-time highs during the final months of 2021.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. Central banks around the world -- including the U.S. Federal Reserve (the Fed), the Bank of England, and the European Central Bank (ECB) -- initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by the Russia-Ukraine conflict pushed inflation rates even higher and stock prices lower during the period.
In the U.S., investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, and September 2022 meetings, the Fed hiked the federal funds rate 0.75% each time -- to a 3.00%-3.25% range -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down around the globe.
As the period came to a close in October 2022, however, U.S. and European stocks delivered positive performance for the first time in months -- driven by a combination of better-than-expected U.S. company earnings; improving investor sentiment that stocks had been oversold during the August-September market pullback; government measures to address Europe’s energy crisis; and hope that central bank rate hikes would help tame inflation.
Meanwhile in the world’s second-largest economy, China’s zero-COVID policy severely restricted economic output. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, lost more ground in October and was one of the worst-performing major indexes during the period, declining 42.74%.
Major equity indexes elsewhere also suffered significant losses. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -19.96%; the S&P 500® Index, a broad measure of U.S. stocks, returned -14.61%; and the technology-laden Nasdaq Composite Index returned -28.56%. The MSCI EAFE Index of developed-market international equities returned -23.00%, while the MSCI Emerging Markets Index, dragged down by its China allocation, returned -31.03% during the period.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Global Small-Cap Equity Fund (the Fund) returned -22.54% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI World Small Cap Index (the Index), which returned -21.81%.
Sector allocations detracted from Fund performance relative to the Index during the period. The Fund’s underweight exposure to the energy sector especially weighed on relative returns. Security selections in the industrials sector also had a negative impact on relative performance.
Security selections overall contributed to returns relative to the Index during the period. Selections in the financials and consumer discretionary sectors were particularly beneficial. An overweight exposure to financials further added to relative performance.
Sdiptech AB (Sdiptech), a Swedish engineering services firm that specializes in urban infrastructure, was among the largest detractors from Fund performance during the period. Sdiptech’s share price fell during much of the period as the outlook for the European economy weakened.
AZEK Co., Inc. (AZEK), a manufacturer of composite decking and building materials in the industrials sector, also detracted from returns relative to the Index. Excess customer inventory and investor concerns about decelerating demand for both new construction and home renovations weighed on AZEK’s share price during the period.
PolyPeptide Group AG (PolyPeptide) is a Swiss manufacturer of peptides for the pharmaceutical and biotechnology industries. PolyPeptide’s share price declined after the company reported decreased profits because of inflation and capital expenditures to accommodate growth.
CBIZ, Inc. (CBIZ), a global consulting firm providing accounting, tax, insurance, and advisory services, was a leading contributor to returns relative to the Index during the period. CBIZ’s share price rose after the company reported strong second-quarter earnings and revenue, driven by growth in its property and casualty insurance, and financial services businesses.
W.R. Berkley Corp., a property and casualty insurance company, also contributed to performance relative to the Index during the period. Its share price rose on strong premium growth and return on equity.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Management’s Discussion of Fund Performance† — continued

The share price of Performance Food Group Co. (Performance) -- a food distributor for restaurants, businesses, and schools -- rose as sales and profits increased, largely attributed to Performance’s 2021 acquisition of competitor Core-Mark Holding Co., Inc., a wholesale distributor to the convenience retail industry.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Performance

Portfolio Manager(s) Aidan M. Farrell of MSIM Fund Management (Ireland) Limited (MSIM FMIL); Michael D. McLean, CFA and J. Griffith Noble, CFA, each of Eaton Vance Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	(22.54)%	4.16%	7.98%
Class A with 5.25% Maximum Sales Charge	—	—	(26.60)	3.04	7.40
Class C at NAV	03/04/2002	03/04/2002	(23.12)	3.38	7.34
Class C with 1% Maximum Deferred Sales Charge	—	—	(23.75)	3.38	7.34
Class I at NAV	10/01/2009	03/04/2002	(22.34)	4.42	8.26

MSCI World Small Cap Index	—	—	(21.81)%	3.70%	8.39%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.65%	2.40%	1.40%
Net	1.35	2.10	1.10
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2012	$20,318	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$2,212,375	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Country Allocation (% of net assets)
Top 10 Holdings (% of net assets)[1]
CBIZ, Inc.	2.0%
Performance Food Group Co.	1.8
Ryan Specialty Holdings, Inc., Class A	1.5
Chemed Corp.	1.5
RLI Corp.	1.5
Valvoline, Inc.	1.5
SouthState Corp.	1.4
Selective Insurance Group, Inc.	1.4
M&T Bank Corp.	1.4
W.R. Berkley Corp.	1.4
Total	15.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Prior to August 7, 2015, the Fund’s investment adviser employed an investment objective and strategy of seeking to achieve long-term after-tax returns by investing in value stocks of small-cap companies. From August 7, 2015 until March 1, 2018, the Fund’s investment adviser employed an investment objective and strategy of seeking long-term, after-tax returns by investing in stocks of global small-cap companies. Effective March 1, 2018, the Fund changed its investment objective and strategy to no longer seek after-tax returns. Performance prior to March 1, 2018 reflects the Fund’s performance under its former investment objectives and policies.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

6

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 912.70	$ 6.51**	1.35%
Class C	$1,000.00	$ 909.30	$10.11**	2.10%
Class I	$1,000.00	$ 913.70	$ 5.31**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$ 6.87**	1.35%
Class C	$1,000.00	$1,014.62	$10.66**	2.10%
Class I	$1,000.00	$1,019.66	$ 5.60**	1.10%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022.
**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.
7

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Portfolio of Investments

Common Stocks — 99.5%
Security	Shares	Value
Australia — 4.0%
BlueScope Steel, Ltd.	3,988	$ 40,159
carsales.com, Ltd.	19,497	252,561
Data#3, Ltd.	24,387	107,433
Dicker Data, Ltd.	18,575	128,018
IGO, Ltd.	11,035	107,922
Northern Star Resources, Ltd.	11,535	64,378
OZ Minerals, Ltd.	2,742	42,457
Steadfast Group, Ltd.	42,842	138,797
WiseTech Global, Ltd.	2,931	108,397
		$ 990,122
Austria — 0.8%
ams-OSRAM AG(1)	8,528	$ 48,272
BAWAG Group AG(2)	3,322	160,372
		$ 208,644
Belgium — 1.1%
Azelis Group NV	11,939	$ 273,247
		$ 273,247
Canada — 3.3%
Agnico Eagle Mines, Ltd.	1,169	$ 51,424
ARC Resources, Ltd.	7,396	104,125
ATS Automation Tooling Systems, Inc.(1)	7,363	232,940
CAE, Inc.(1)	5,667	108,153
Granite Real Estate Investment Trust	2,133	109,002
Keyera Corp.	3,669	78,640
Killam Apartment Real Estate Investment Trust	8,550	99,097
Pan American Silver Corp.	1,784	28,482
		$ 811,863
France — 0.1%
Rubis SCA	1,450	$ 32,928
		$ 32,928
Ireland — 0.8%
Jazz Pharmaceuticals PLC(1)	1,422	$ 204,469
		$ 204,469
Italy — 2.5%
Amplifon SpA	3,810	$ 94,656
BFF Bank SpA(2)	17,164	121,085
Security	Shares	Value
Italy (continued)
DiaSorin SpA	789	$ 103,150
FinecoBank Banca Fineco SpA	9,807	132,155
MARR SpA	9,249	97,457
Moncler SpA	1,705	73,561
		$ 622,064
Japan — 10.2%
As One Corp.	4,775	$ 203,617
Asahi Intecc Co., Ltd.	6,099	103,897
Chiba Bank, Ltd. (The)	13,763	75,409
Cosmos Pharmaceutical Corp.	2,130	206,002
Fukuoka Financial Group, Inc.	4,497	76,519
Goldwin, Inc.	3,344	174,635
JMDC, Inc.	2,291	81,135
Kose Corp.	1,484	148,134
Kuraray Co., Ltd.	15,624	107,439
Kyoritsu Maintenance Co., Ltd.	4,196	172,858
LaSalle Logiport REIT	113	120,606
Lion Corp.	11,142	112,609
Mitsubishi Research Institute, Inc.	6,235	217,772
Miura Co., Ltd.	8,409	171,253
Nihon M&A Center Holdings, Inc.	14,970	168,919
Sanwa Holdings Corp.	21,190	182,533
Sumco Corp.	9,134	115,772
Yamaha Corp.	2,543	96,009
		$ 2,535,118
Luxembourg — 0.1%
APERAM S.A.	1,011	$ 26,398
		$ 26,398
Netherlands — 1.5%
BE Semiconductor Industries NV	1,757	$ 89,545
Euronext NV(2)	1,618	102,693
IMCD NV	1,445	187,408
		$ 379,646
New Zealand — 1.3%
EBOS Group, Ltd.	5,594	$ 121,955
Fisher & Paykel Healthcare Corp., Ltd.	7,995	90,863
Spark New Zealand, Ltd.	32,819	97,695
		$ 310,513
Norway — 0.6%
Entra ASA(2)	7,075	$ 64,489

8
See Notes to Financial Statements.

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Norway (continued)
SmartCraft ASA(1)	45,305	$ 69,734
TGS ASA	1,845	25,119
		$ 159,342
Singapore — 0.4%
Daiwa House Logistics Trust	216,288	$ 85,535
		$ 85,535
Spain — 0.2%
Inmobiliaria Colonial Socimi S.A.	10,642	$ 56,124
		$ 56,124
Sweden — 0.7%
Boliden AB	1,662	$ 48,333
Sdiptech AB, Class B(1)	6,037	116,405
		$ 164,738
Switzerland — 0.9%
Galenica AG(2)	2,081	$ 149,516
PolyPeptide Group AG(2)	2,231	64,870
		$ 214,386
United Kingdom — 10.4%
Abcam PLC(1)	7,426	$ 114,950
Allfunds Group PLC	18,138	114,066
Capital & Counties Properties PLC	56,279	69,027
Capricorn Energy PLC(1)	17,448	49,563
Cranswick PLC	4,824	164,700
Dechra Pharmaceuticals PLC	4,412	132,635
Diploma PLC	7,118	202,456
DiscoverIE Group PLC	27,541	235,273
Dr. Martens PLC	37,469	106,558
Games Workshop Group PLC	1,674	122,878
Greggs PLC	4,570	105,939
JTC PLC(2)	22,624	182,033
Rentokil Initial PLC ADR	10,335	319,778
RWS Holdings PLC	53,027	186,432
St. James's Place PLC	7,437	90,817
Volution Group PLC	37,289	131,993
Watches of Switzerland Group PLC(1)(2)	15,033	134,044
Wise PLC, Class A(1)	16,762	127,673
		$ 2,590,815
United States — 60.6%
AAON, Inc.	4,491	$ 289,625
Addus HomeCare Corp.(1)	1,427	146,153
Security	Shares	Value
United States (continued)
Agiliti, Inc.(1)	15,123	$ 264,199
Alliant Energy Corp.	3,418	178,317
Altair Engineering, Inc., Class A(1)	5,919	290,327
Ambarella, Inc.(1)	430	23,534
Amedisys, Inc.(1)	607	59,237
AptarGroup, Inc.	2,143	212,478
Archaea Energy, Inc.(1)	5,926	152,950
Autoliv, Inc.	2,106	169,217
AZEK Co., Inc. (The)(1)	14,816	259,428
Brunswick Corp.	1,556	109,963
CarGurus, Inc.(1)	7,065	102,866
CBIZ, Inc.(1)	9,959	494,365
Ceridian HCM Holding, Inc.(1)	1,754	116,097
Chart Industries, Inc.(1)	1,068	238,036
Chemed Corp.	823	384,234
Clearwater Analytics Holdings, Inc., Class A(1)	7,477	121,800
CMS Energy Corp.	3,001	171,207
Commerce Bancshares, Inc.	4,902	347,258
Cooper Cos., Inc. (The)	827	226,094
Core & Main, Inc., Class A(1)	10,373	244,595
CubeSmart	5,746	240,585
CVB Financial Corp.	7,134	204,888
Dana, Inc.	9,341	149,082
Dorman Products, Inc.(1)	3,879	316,604
EastGroup Properties, Inc.	1,771	277,498
Envestnet, Inc.(1)	4,362	215,090
Envista Holdings Corp.(1)	7,743	255,596
Equity LifeStyle Properties, Inc.	3,833	245,159
F5, Inc.(1)	1,906	272,386
Fair Isaac Corp.(1)	643	307,894
Five Below, Inc.(1)	1,253	183,377
Floor & Decor Holdings, Inc., Class A(1)	977	71,683
Generac Holdings, Inc.(1)	639	74,067
Graco, Inc.	4,334	301,560
Harley-Davidson, Inc.	3,203	137,729
Herc Holdings, Inc.	974	114,552
Hexcel Corp.	4,754	264,798
Landstar System, Inc.	1,236	193,088
LPL Financial Holdings, Inc.	491	125,524
M&T Bank Corp.	2,107	354,756
MarketAxess Holdings, Inc.	632	154,233
Middleby Corp.(1)	2,379	332,727
National Instruments Corp.	5,700	217,626
nCino, Inc.(1)	4,194	132,027
Neurocrine Biosciences, Inc.(1)	2,159	248,544
Nordson Corp.	813	182,925

9
See Notes to Financial Statements.

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
United States (continued)
Performance Food Group Co.(1)	8,517	$ 443,225
Quaker Houghton	1,324	215,335
R1 RCM, Inc.(1)	15,406	272,070
Rexford Industrial Realty, Inc.	4,322	238,920
RH (1)	253	64,244
RLI Corp.	2,952	383,967
Ryan Specialty Holdings, Inc., Class A(1)	8,610	386,159
Selective Insurance Group, Inc.	3,631	356,129
SouthState Corp.	3,951	357,289
Stifel Financial Corp.	1,591	98,435
Tandem Diabetes Care, Inc.(1)	2,465	138,410
Teleflex, Inc.	1,172	251,464
Texas Roadhouse, Inc.	996	98,554
Tradeweb Markets, Inc., Class A	2,623	144,475
Valvoline, Inc.	12,428	364,886
Visteon Corp.(1)	1,333	173,917
W.R. Berkley Corp.	4,672	347,503
Wintrust Financial Corp.	1,862	174,320
Woodward, Inc.	1,709	156,715
Wyndham Hotels & Resorts, Inc.	2,985	226,651
		$15,068,646
Total Common Stocks (identified cost $23,491,765)		$24,734,598

Short-Term Investments — 1.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(3)	273,997	$ 273,997
Total Short-Term Investments (identified cost $273,997)		$ 273,997

Total Investments — 100.6% (identified cost $23,765,762)	$25,008,595
Other Assets, Less Liabilities — (0.6)%	$ (148,207)
Net Assets — 100.0%	$24,860,388
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $979,102 or 3.9% of the Fund's net assets.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.
Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value
Industrials	22.8%	$5,663,271
Financials	18.6	4,628,882
Health Care	14.9	3,711,714
Information Technology	10.9	2,709,397
Consumer Discretionary	10.8	2,687,503
Real Estate	6.5	1,606,042
Materials	5.3	1,309,691
Consumer Staples	4.7	1,172,127
Communication Services	1.8	453,122
Energy	1.7	410,397
Utilities	1.5	382,452
Short-Term Investments	1.1	273,997
Total Investments	100.6%	$25,008,595
Abbreviations:
ADR	– American Depositary Receipt

10
See Notes to Financial Statements.

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $23,491,765)	$ 24,734,598
Affiliated investment, at value (identified cost $273,997)	273,997
Dividends receivable	23,187
Dividends receivable from affiliated investment	737
Receivable for investments sold	74,875
Receivable for Fund shares sold	34,008
Tax reclaims receivable	10,772
Receivable from affiliate	17,163
Total assets	$25,169,337
Liabilities
Payable for investments purchased	$ 195,408
Payable for Fund shares redeemed	11,657
Payable to affiliates:
Investment adviser fee	15,204
Administration fee	3,049
Distribution and service fees	4,556
Trustees' fees	207
Accrued expenses	78,868
Total liabilities	$ 308,949
Net Assets	$24,860,388
Sources of Net Assets
Paid-in capital	$ 22,962,170
Distributable earnings	1,898,218
Net Assets	$24,860,388
Class A Shares
Net Assets	$ 17,979,747
Shares Outstanding	1,432,974
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 12.55
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 13.25
Class C Shares
Net Assets	$ 1,080,957
Shares Outstanding	123,984
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 8.72
Class I Shares
Net Assets	$ 5,799,684
Shares Outstanding	441,809
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.13
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
11
See Notes to Financial Statements.

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $24,253)	$ 448,694
Dividend income from affiliated investments	2,707
Total investment income	$ 451,401
Expenses
Investment adviser fee	$ 243,371
Administration fee	48,674
Distribution and service fees:
Class A	56,621
Class C	15,656
Trustees’ fees and expenses	2,494
Custodian fee	44,928
Transfer and dividend disbursing agent fees	52,950
Legal and accounting services	48,202
Printing and postage	6,653
Registration fees	49,652
Miscellaneous	16,166
Total expenses	$ 585,367
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 156,487
Total expense reductions	$ 156,487
Net expenses	$ 428,880
Net investment income	$ 22,521
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 909,120
Investment transactions - affiliated investments	11
Foreign currency transactions	(5,996)
Net realized gain	$ 903,135
Change in unrealized appreciation (depreciation):
Investments	$ (9,465,824)
Foreign currency	(1,778)
Net change in unrealized appreciation (depreciation)	$(9,467,602)
Net realized and unrealized loss	$(8,564,467)
Net decrease in net assets from operations	$(8,541,946)
12
See Notes to Financial Statements.

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 22,521	$ 509
Net realized gain	903,135	6,622,948
Net change in unrealized appreciation (depreciation)	(9,467,602)	4,940,611
Net increase (decrease) in net assets from operations	$ (8,541,946)	$11,564,068
Distributions to shareholders:
Class A	$ (3,839,738)	$ (250,535)
Class C	(351,503)	(23,929)
Class I	(1,563,078)	(127,427)
Total distributions to shareholders	$ (5,754,319)	$ (401,891)
Transactions in shares of beneficial interest:
Class A	$ (479,340)	$ (221,589)
Class C	(144,215)	(776,713)
Class I	(2,389,961)	286,473
Net decrease in net assets from Fund share transactions	$ (3,013,516)	$ (711,829)
Net increase (decrease) in net assets	$(17,309,781)	$10,450,348
Net Assets
At beginning of year	$ 42,170,169	$ 31,719,821
At end of year	$ 24,860,388	$42,170,169
13
See Notes to Financial Statements.

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 18.820	$ 13.990	$ 14.050	$ 13.770	$ 14.010
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.007	$ (0.006)	$ —(2)	$ 0.045	$ 0.001
Net realized and unrealized gain (loss)	(3.702)	5.000	0.438	1.384	0.128
Total income (loss) from operations	$ (3.695)	$ 4.994	$ 0.438	$ 1.429	$ 0.129
Less Distributions
From net investment income	$ (0.030)	$ (0.005)	$ (0.071)	$ (0.030)	$ (0.072)
From net realized gain	(2.545)	(0.159)	(0.427)	(1.119)	(0.297)
Total distributions	$ (2.575)	$ (0.164)	$ (0.498)	$ (1.149)	$ (0.369)
Net asset value — End of year	$12.550	$18.820	$13.990	$14.050	$13.770
Total Return(3)(4)	(22.54)%	35.88%	2.98%	12.20%	0.84%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 17,980	$ 28,269	$ 21,164	$ 24,111	$ 22,341
Ratios (as a percentage of average daily net assets):(5)
Expenses (4)	1.35% (6)	1.35%	1.35%	1.35%	1.36%
Net investment income (loss)	0.05%	(0.04)%	0.00% (7)	0.34%	0.01%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	11% (9)
Portfolio Turnover of the Fund	45%	58%	51%	50%	41% (9)(10)
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.48%, 0.30%, 0.48%, 0.58% and 0.62% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(7)	Amount is less than 0.005%.
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(9)	Not annualized.
(10)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.
14
See Notes to Financial Statements.

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$13.870	$ 10.420	$ 10.590	$ 10.690	$ 10.970
Income (Loss) From Operations
Net investment loss(1)	$ (0.071)	$ (0.103)	$ (0.076)	$ (0.046)	$ (0.087)
Net realized and unrealized gain (loss)	(2.597)	3.712	0.333	1.030	0.104
Total income (loss) from operations	$ (2.668)	$ 3.609	$ 0.257	$ 0.984	$ 0.017
Less Distributions
From net realized gain	$ (2.482)	$ (0.159)	$ (0.427)	$ (1.084)	$ (0.297)
Total distributions	$ (2.482)	$ (0.159)	$ (0.427)	$ (1.084)	$ (0.297)
Net asset value — End of year	$ 8.720	$13.870	$10.420	$10.590	$10.690
Total Return(2)(3)	(23.12)%	34.86%	2.25%	11.32%	0.06%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 1,081	$ 1,995	$ 2,202	$ 3,227	$ 8,988
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	2.10% (5)	2.10%	2.10%	2.10%	2.11%
Net investment loss	(0.70)%	(0.79)%	(0.75)%	(0.45)%	(0.76)%
Portfolio Turnover of the Portfolio(6)	—	—	—	—	11% (7)
Portfolio Turnover of the Fund	45%	58%	51%	50%	41% (7)(8)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.48%, 0.30%, 0.48%, 0.58% and 0.62% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	Not annualized.
(8)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.
15
See Notes to Financial Statements.

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 19.570	$ 14.530	$ 14.580	$ 14.240	$ 14.480
Income (Loss) From Operations
Net investment income(1)	$ 0.042	$ 0.039	$ 0.034	$ 0.079	$ 0.040
Net realized and unrealized gain (loss)	(3.862)	5.201	0.450	1.442	0.123
Total income (loss) from operations	$ (3.820)	$ 5.240	$ 0.484	$ 1.521	$ 0.163
Less Distributions
From net investment income	$ (0.075)	$ (0.041)	$ (0.107)	$ (0.062)	$ (0.106)
From net realized gain	(2.545)	(0.159)	(0.427)	(1.119)	(0.297)
Total distributions	$ (2.620)	$ (0.200)	$ (0.534)	$ (1.181)	$ (0.403)
Net asset value — End of year	$13.130	$19.570	$14.530	$14.580	$14.240
Total Return(2)(3)	(22.34)%	36.28%	3.18%	12.51%	1.05%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,800	$ 11,906	$ 8,354	$ 9,273	$ 9,078
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.10% (5)	1.10%	1.10%	1.10%	1.11%
Net investment income	0.27%	0.21%	0.24%	0.57%	0.27%
Portfolio Turnover of the Portfolio(6)	—	—	—	—	11% (7)
Portfolio Turnover of the Fund	45%	58%	51%	50%	41% (7)(8)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.48%, 0.30%, 0.48%, 0.58% and 0.62% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	Not annualized.
(8)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.
16
See Notes to Financial Statements.

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Global Small-Cap Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
17

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Notes to Financial Statements — continued

E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$1,505,681	$ 34,402
Long-term capital gains	$4,248,638	$367,489
During the year ended October 31, 2022, distributable earnings was decreased by $373,554 and paid-in capital was increased by $373,554 due to the Fund’s use of equalization accounting and other differences between book and tax accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 34,977
Undistributed long-term capital gains	936,209
Net unrealized appreciation	927,032
Distributable earnings	$1,898,218
18

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 24,080,141
Gross unrealized appreciation	$ 3,824,629
Gross unrealized depreciation	(2,896,175)
Net unrealized appreciation	$ 928,454
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.750%
$500 million but less than $1 billion	0.725%
$1 billion but less than $2.5 billion	0.700%
$2.5 billion but less than $5 billion	0.680%
$5 billion and over	0.665%
For the year ended October 31, 2022, the investment adviser fee amounted to $243,371 or 0.75% of the Fund’s average daily net assets. Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $189 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (MSIM FMIL) to render investment advisory services to the Fund. MSIM FMIL has entered into a Memorandum of Understanding with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. BMR pays EVAIL a portion of its investment adviser fee for subadvisory services provided to the Fund.
The administration fee is earned by EVM, an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2022, the administration fee amounted to $48,674. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2023. Pursuant to this agreement, EVM was allocated $156,298 of the Fund’s operating expenses for the year ended October 31, 2022.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $14,547 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $907 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
19

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $56,621 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $11,742 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $3,914 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (18 months of purchase prior to April 29, 2022) (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $200 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $14,660,383 and $23,035,899, respectively, for the year ended October 31, 2022.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	77,477	$ 1,127,641	163,318	$ 2,800,707
Issued to shareholders electing to receive payments of distributions in Fund shares	222,819	3,549,501	14,246	231,789
Redemptions	(369,251)	(5,156,482)	(188,839)	(3,254,085)
Net decrease	(68,955)	$ (479,340)	(11,275)	$ (221,589)
20

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Notes to Financial Statements — continued

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Sales	9,484	$ 99,315	34,300	$ 460,944
Issued to shareholders electing to receive payments of distributions in Fund shares	31,457	350,428	1,973	23,815
Redemptions	(60,810)	(593,958)	(103,777)	(1,261,472)
Net decrease	(19,869)	$ (144,215)	(67,504)	$ (776,713)
Class I
Sales	90,384	$ 1,364,487	251,927	$ 4,416,545
Issued to shareholders electing to receive payments of distributions in Fund shares	92,437	1,537,221	7,454	125,831
Redemptions	(349,307)	(5,291,669)	(225,854)	(4,255,903)
Net increase (decrease)	(166,486)	$(2,389,961)	33,527	$ 286,473
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2022.
9  Investments in Affiliated Funds
At October 31, 2022, the value of the Fund's investment in funds that may be deemed to be affiliated was $273,997, which represents 1.1% of the Fund's net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$651,529	$3,154,751	$(3,806,291)	$ 11	$ —	$ —	$ 74	—
Liquidity Fund	—	3,099,371	(2,825,374)	—	—	273,997	2,633	273,997
Total				$ 11	$ —	$273,997	$2,707
21

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Notes to Financial Statements — continued

10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2022, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Asia/Pacific	$ —	$ 3,921,288	$ —	$ 3,921,288
Developed Europe	524,247	4,408,554	—	4,932,801
North America	15,880,509	—	—	15,880,509
Total Common Stocks	$16,404,756	$8,329,842*	$ —	$24,734,598
Short-Term Investments	$ 273,997	$ —	$ —	$ 273,997
Total Investments	$16,678,753	$8,329,842	$ —	$25,008,595
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
22

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Small-Cap Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Small-Cap Equity Fund (one of the funds constituting Eaton Vance Mutual Funds Trust) (the “Fund”), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
23

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $398,500, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 9.80% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2022, $936,209 or, if subsequently determined to be different, the net capital gain of such year.
24

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
25

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Small-Cap Equity Fund (the “Fund”) and Boston Management and Research (the “Adviser”), and the sub-advisory agreement between the Adviser and Eaton Vance Advisers
26

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the investment strategies of the Fund. The Board specifically noted that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including investing in both U.S. and foreign common stocks. The Board also considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
27

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
28

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
29

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
30

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
31

Eaton Vance
Global Small-Cap Equity Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
32

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
33

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
34

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
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This Page Intentionally Left Blank

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300    10.31.22

Eaton Vance
Tax-Managed Value Fund
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022
Eaton Vance
Tax-Managed Value Fund

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting November 1, 2021, was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine in February 2022.
In the opening months of the period, stock investors as well as consumers generally appeared to take a “glass is half full” approach. Despite the appearance of a more contagious COVID-19 variant, the highest inflation readings in four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final months of 2021. As consumers rushed to spend money saved earlier in the pandemic, Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs.
As the Fed’s outlook on inflation worsened from “transitory” to “persistent,” investors began to expect the Fed would raise interest rates at every 2022 policy meeting and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, and September meetings, the Fed hiked the federal funds rate 0.75% each time -- to a 3.00%-3.25% range -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
As the period came to a close in October 2022, however, U.S. stocks delivered positive performance for the first time in months -- driven by a combination of better-than-expected company earnings; improving investor sentiment that stocks had been oversold during the August-September 2022 market pullback; and hope that after three aggressive rate hikes, the Fed might announce a smaller rate increase at its next meeting in November.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -6.74%; the S&P 500® Index, a broad measure of U.S. stocks, returned -14.61%; and the technology-laden Nasdaq Composite Index returned -28.56%.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Tax-Managed Value Fund (the Fund) returned -8.95% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Value Index (the Index), which returned -7.00%.
On an individual stock basis, the largest detractors from Fund performance versus the Index were a lack of exposure to Index component Exxon Mobil Corp. (Exxon Mobil); an out-of-Index position in Estee Lauder Cos., Inc. (Estee Lauder); and an overweight position relative to the Index in Alphabet, Inc. (Alphabet).
Not owning major oil and gas exploration and production firm Exxon Mobil detracted from Fund returns relative to the Index, as rising energy prices drove the company’s stock price higher during the period.
While global cosmetics firm Estee Lauder enjoyed strong sales in early 2021, the emergence of the Omicron variant later in the period led to tighter pandemic restrictions in multiple Asian nations -- most notably mainland China -- reducing cosmetic sales in those markets and causing the firm’s stock price to decline.
The share price of Google parent company Alphabet declined during the period, in part as a result of a disappointing third-quarter 2022 earnings report. While Alphabet’s cloud storage business reported strong results, decelerating growth in digital ad revenue during the period -- and a decline in ad revenue for its YouTube division -- weighed on Alphabet’s stock performance. A strengthening U.S. dollar was an additional headwind that reduced the value of Alphabet’s overseas income.
On a sector basis, stock selections in the consumer staples, health care, financials, and consumer discretionary sectors detracted from Fund performance relative to the Index during the period.
In contrast, the largest contributors to Fund performance versus the Index on an individual stock basis included overweight positions in EOG Resources, Inc. (EOG), Chevron Corp. (Chevron), and Eli Lilly & Co. (Eli Lilly).
The Fund’s holdings in energy exploration and production firms EOG and Chevron contributed to relative returns, as higher oil and gas prices led to increased profits and boosted both companies’ stock prices during the period.
Shares of Eli Lilly, a global drug maker specializing in diabetes, oncology, and immunology therapies, performed strongly after the firm increased its stock dividend by 15% during the period. Positive test data for drugs in its development pipeline, including a promising medicine for Alzheimer’s Disease, were an additional tailwind for Eli Lilly’s stock price.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Management’s Discussion of Fund Performance† — continued

On a sector basis, an overweight position in energy -- the best-performing sector within the Index during the period -- contributed to Fund performance versus the Index. In addition, stock selections and an underweight position in the information technology sector and stock selections in the industrials and materials sectors contributed to relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Performance

Portfolio Manager(s) Aaron S. Dunn, CFA and Bradley T. Galko, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/27/1999	12/27/1999	(8.95)%	8.54%	10.19%
Class A with 5.25% Maximum Sales Charge	—	—	(13.72)	7.37	9.60
Class C at NAV	01/24/2000	01/24/2000	(9.61)	7.72	9.53
Class C with 1% Maximum Deferred Sales Charge	—	—	(10.48)	7.72	9.53
Class I at NAV	11/30/2007	12/27/1999	(8.70)	8.81	10.46

Russell 1000® Value Index	—	—	(7.00)%	7.20%	10.29%
% After-Tax Returns with Maximum Sales Charge[2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	12/27/1999	12/27/1999	(14.49)%	6.97%	8.78%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	(7.21)	6.02	7.88
Class C After Taxes on Distributions	01/24/2000	01/24/2000	(11.19)	7.48	8.84
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	(5.34)	6.35	7.88
Class I After Taxes on Distributions	11/30/2007	12/27/1999	(9.56)	8.34	9.58
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	(4.14)	7.22	8.63
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.15%	1.90%	0.90%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2012	$24,871	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$2,706,790	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
JPMorgan Chase & Co.	3.8%
Chevron Corp.	3.7
NextEra Energy, Inc.	3.5
Sempra Energy	2.8
Home Depot, Inc. (The)	2.7
PNC Financial Services Group, Inc. (The)	2.6
EOG Resources, Inc.	2.6
Goldman Sachs Group, Inc. (The)	2.4
Thermo Fisher Scientific, Inc.	2.4
Johnson & Johnson	2.3
Total	28.8%

Footnotes:
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

6

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 985.50	$5.91	1.18%
Class C	$1,000.00	$ 981.60	$9.64	1.93%
Class I	$1,000.00	$ 986.80	$4.66	0.93%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.26	$6.01	1.18%
Class C	$1,000.00	$1,015.48	$9.80	1.93%
Class I	$1,000.00	$1,020.52	$4.74	0.93%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.
7

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Investment in Tax-Managed Value Portfolio, at value (identified cost $329,288,295)	$ 719,483,517
Receivable for Fund shares sold	703,427
Total assets	$720,186,944
Liabilities
Payable for Fund shares redeemed	$ 908,685
Payable to affiliates:
Administration fee	86,639
Distribution and service fees	106,465
Trustees' fees	43
Accrued expenses	148,209
Total liabilities	$ 1,250,041
Net Assets	$718,936,903
Sources of Net Assets
Paid-in capital	$ 360,333,626
Distributable earnings	358,603,277
Net Assets	$718,936,903
Class A Shares
Net Assets	$ 431,901,663
Shares Outstanding	12,477,312
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 34.61
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 36.53
Class C Shares
Net Assets	$ 24,303,690
Shares Outstanding	733,344
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 33.14
Class I Shares
Net Assets	$ 262,731,550
Shares Outstanding	7,614,031
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 34.51
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
8
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $129,278)	$ 17,640,136
Securities lending income allocated from Portfolio, net	5,490
Expenses allocated from Portfolio	(5,147,221)
Total investment income from Portfolio	$ 12,498,405
Expenses
Administration fee	$ 1,133,024
Distribution and service fees:
Class A	1,144,636
Class C	250,368
Trustees’ fees and expenses	500
Custodian fee	51,607
Transfer and dividend disbursing agent fees	319,025
Legal and accounting services	50,840
Printing and postage	30,951
Registration fees	57,800
ReFlow liquidity program fees	74,299
Miscellaneous	14,602
Total expenses	$ 3,127,652
Net investment income	$ 9,370,753
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ 25,393,136(1)
Foreign currency transactions	(25,654)
Net realized gain	$ 25,367,482
Change in unrealized appreciation (depreciation):
Investments	$ (105,754,814)
Foreign currency	(21,447)
Net change in unrealized appreciation (depreciation)	$(105,776,261)
Net realized and unrealized loss	$ (80,408,779)
Net decrease in net assets from operations	$ (71,038,026)
(1)	Includes $17,763,343 of net realized gains from redemptions in-kind.
9
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 9,370,753	$ 6,218,617
Net realized gain	25,367,482 (1)	41,266,650 (2)
Net change in unrealized appreciation (depreciation)	(105,776,261)	196,213,210
Net increase (decrease) in net assets from operations	$ (71,038,026)	$243,698,477
Distributions to shareholders:
Class A	$ (21,856,449)	$ (5,308,485)
Class C	(1,044,216)	(99,561)
Class I	(13,331,190)	(3,326,217)
Total distributions to shareholders	$ (36,231,855)	$ (8,734,263)
Transactions in shares of beneficial interest:
Class A	$ (428,147)	$ (12,956,492)
Class C	1,562,566	(1,436,395)
Class I	17,784,670	14,451,497
Net increase in net assets from Fund share transactions	$ 18,919,089	$ 58,610
Net increase (decrease) in net assets	$ (88,350,792)	$235,022,824
Net Assets
At beginning of year	$ 807,287,695	$ 572,264,871
At end of year	$ 718,936,903	$807,287,695
(1)	Includes $17,763,343 of net realized gains from redemptions in-kind.
(2)	Includes $11,222,759 of net realized gains from redemptions in-kind.
10
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 39.770	$ 28.170	$ 29.890	$ 27.000	$ 25.240
Income (Loss) From Operations
Net investment income(1)	$ 0.425	$ 0.286	$ 0.354	$ 0.344	$ 0.268
Net realized and unrealized gain (loss)	(3.833)	11.731	(1.720)	2.931	1.744
Total income (loss) from operations	$ (3.408)	$ 12.017	$ (1.366)	$ 3.275	$ 2.012
Less Distributions
From net investment income	$ (0.307)	$ (0.341)	$ (0.339)	$ (0.278)	$ (0.252)
From net realized gain	(1.445)	(0.076)	(0.015)	(0.107)	—
Total distributions	$ (1.752)	$ (0.417)	$ (0.354)	$ (0.385)	$ (0.252)
Net asset value — End of year	$ 34.610	$ 39.770	$ 28.170	$ 29.890	$ 27.000
Total Return(2)	(8.95)%	43.03%	(4.66)%	12.35%	8.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$431,902	$497,565	$362,651	$417,533	$312,065
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.16% (4)	1.15%	1.17%	1.18%	1.17%
Net investment income	1.18%	0.80%	1.25%	1.24%	1.00%
Portfolio Turnover of the Portfolio	29%	11%	25%	18%	10%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
11
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 38.170	$ 27.020	$ 28.580	$ 25.810	$ 24.140
Income (Loss) From Operations
Net investment income(1)	$ 0.148	$ 0.018	$ 0.137	$ 0.150	$ 0.066
Net realized and unrealized gain (loss)	(3.677)	11.278	(1.673)	2.794	1.664
Total income (loss) from operations	$ (3.529)	$11.296	$ (1.536)	$ 2.944	$ 1.730
Less Distributions
From net investment income	$ (0.056)	$ (0.070)	$ (0.009)	$ (0.067)	$ (0.060)
From net realized gain	(1.445)	(0.076)	(0.015)	(0.107)	—
Total distributions	$ (1.501)	$ (0.146)	$ (0.024)	$ (0.174)	$ (0.060)
Net asset value — End of year	$33.140	$38.170	$27.020	$28.580	$ 25.810
Total Return(2)	(9.61)%	41.94%	(5.38)%	11.50%	7.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 24,304	$ 26,389	$ 20,066	$ 26,672	$112,571
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.91% (4)	1.90%	1.92%	1.93%	1.92%
Net investment income	0.43%	0.05%	0.50%	0.58%	0.26%
Portfolio Turnover of the Portfolio	29%	11%	25%	18%	10%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
12
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 39.650	$ 28.080	$ 29.790	$ 26.920	$ 25.170
Income (Loss) From Operations
Net investment income(1)	$ 0.512	$ 0.373	$ 0.421	$ 0.411	$ 0.331
Net realized and unrealized gain (loss)	(3.807)	11.690	(1.707)	2.914	1.732
Total income (loss) from operations	$ (3.295)	$ 12.063	$ (1.286)	$ 3.325	$ 2.063
Less Distributions
From net investment income	$ (0.400)	$ (0.417)	$ (0.409)	$ (0.348)	$ (0.313)
From net realized gain	(1.445)	(0.076)	(0.015)	(0.107)	—
Total distributions	$ (1.845)	$ (0.493)	$ (0.424)	$ (0.455)	$ (0.313)
Net asset value — End of year	$ 34.510	$ 39.650	$ 28.080	$ 29.790	$ 26.920
Total Return(2)	(8.70)%	43.41%	(4.42)%	12.61%	8.25%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$262,732	$283,334	$189,549	$195,921	$169,397
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.91% (4)	0.90%	0.92%	0.93%	0.92%
Net investment income	1.42%	1.05%	1.49%	1.49%	1.24%
Portfolio Turnover of the Portfolio	29%	11%	25%	18%	10%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
13
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.7% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income— The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
14

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$ 6,941,399	$7,203,140
Long-term capital gains	$29,290,456	$1,531,123
During the year ended October 31, 2022, distributable earnings was decreased by $22,638,895 and paid-in capital was increased by $22,638,895 due to the Fund’s use of equalization accounting and differences between book and tax accounting for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 6,713,548
Undistributed long-term capital gains	7,444,350
Net unrealized appreciation	344,445,379
Distributable earnings	$358,603,277
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6500%
$500 million but less than $1 billion	0.6250%
$1 billion but less than $2 billion	0.6000%
$2 billion but less than $5 billion	0.5750%
$5 billion and over	0.5550%
For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2022, the administration fee amounted to $1,133,024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $68,574 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on
15

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Notes to Financial Statements — continued

the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $21,689 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $1,144,636 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $187,776 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $62,592 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $100 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Investment Transactions
For the year ended October 31, 2022, increases and decreases in the Fund's investment in the Portfolio aggregated $15,740,646 and $35,952,836, respectively. Decreases in the Fund's investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $26,734,849.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	441,788	$ 15,988,190	508,765	$ 17,831,568
Issued to shareholders electing to receive payments of distributions in Fund shares	499,033	18,918,332	145,510	4,625,757
Redemptions	(974,887)	(35,334,669)	(1,017,458)	(35,413,817)
Net decrease	(34,066)	$ (428,147)	(363,183)	$(12,956,492)
16

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Notes to Financial Statements — continued

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Sales	167,228	$ 5,812,328	128,397	$ 4,429,673
Issued to shareholders electing to receive payments of distributions in Fund shares	26,062	952,311	3,030	93,077
Redemptions	(151,235)	(5,202,073)	(182,833)	(5,959,145)
Net increase (decrease)	42,055	$ 1,562,566	(51,406)	$ (1,436,395)
Class I
Sales	2,314,128	$ 83,408,226	1,639,132	$ 57,300,081
Issued to shareholders electing to receive payments of distributions in Fund shares	314,485	11,859,243	93,737	2,963,953
Redemptions	(2,160,896)	(77,482,799)	(1,336,684)	(45,812,537)
Net increase	467,717	$ 17,784,670	396,185	$ 14,451,497
17

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
18

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $15,989,843, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2022, $7,884,471 or, if subsequently determined to be different, the net capital gain of such year.
19

Tax-Managed Value Portfolio
October 31, 2022
Portfolio of Investments

Common Stocks — 99.7%
Security	Shares	Value
Aerospace & Defense — 2.4%
Hexcel Corp.	179,575	$ 10,002,327
Raytheon Technologies Corp.	113,000	10,714,660
		$ 20,716,987
Banks — 13.3%
Bank of America Corp.	426,076	$ 15,355,779
Citizens Financial Group, Inc.	238,499	9,754,609
JPMorgan Chase & Co.	263,180	33,129,098
KeyCorp	669,553	11,964,912
PNC Financial Services Group, Inc. (The)	142,029	22,984,553
Truist Financial Corp.	159,821	7,158,383
U.S. Bancorp	187,164	7,945,112
Wells Fargo & Co.	188,847	8,685,074
		$116,977,520
Beverages — 1.1%
Constellation Brands, Inc., Class A	38,140	$ 9,423,631
		$ 9,423,631
Building Products — 0.5%
Carrier Global Corp.	113,000	$ 4,492,880
		$ 4,492,880
Capital Markets — 3.6%
Ameriprise Financial, Inc.	32,971	$ 10,191,995
Goldman Sachs Group, Inc. (The)	62,358	21,482,955
		$ 31,674,950
Chemicals — 3.1%
FMC Corp.	106,733	$ 12,690,554
Linde PLC	50,216	14,931,727
		$ 27,622,281
Containers & Packaging — 1.1%
Ball Corp.	46,376	$ 2,290,511
Packaging Corp. of America	64,683	7,775,543
		$ 10,066,054
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	250,449	$ 9,359,279
		$ 9,359,279
Security	Shares	Value
Electric Utilities — 3.5%
NextEra Energy, Inc.	392,766	$ 30,439,365
		$ 30,439,365
Electrical Equipment — 1.0%
Rockwell Automation, Inc.	33,916	$ 8,658,755
		$ 8,658,755
Energy Equipment & Services — 1.2%
Halliburton Co.	293,530	$ 10,690,363
		$ 10,690,363
Entertainment — 0.9%
Walt Disney Co. (The)(1)	75,963	$ 8,093,098
		$ 8,093,098
Equity Real Estate Investment Trusts (REITs) — 4.1%
AvalonBay Communities, Inc.	47,915	$ 8,390,875
Boston Properties, Inc.	59,105	4,296,934
CubeSmart	174,330	7,299,197
Invitation Homes, Inc.	116,709	3,698,508
Mid-America Apartment Communities, Inc.	77,009	12,125,067
		$ 35,810,581
Food & Staples Retailing — 2.9%
BJ's Wholesale Club Holdings, Inc.(1)	187,587	$ 14,519,234
Performance Food Group Co.(1)	211,410	11,001,776
		$ 25,521,010
Food Products — 3.0%
Hershey Co. (The)	47,695	$ 11,388,135
Nestle S.A.	138,900	15,120,488
		$ 26,508,623
Health Care Equipment & Supplies — 1.5%
Stryker Corp.	58,093	$ 13,317,239
		$ 13,317,239
Health Care Providers & Services — 1.9%
UnitedHealth Group, Inc.	30,029	$ 16,670,599
		$ 16,670,599
Hotels, Restaurants & Leisure — 1.0%
Papa John's International, Inc.(2)	117,978	$ 8,568,742
		$ 8,568,742

20
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Household Durables — 0.9%
D.R. Horton, Inc.	99,360	$ 7,638,797
		$ 7,638,797
Industrial Conglomerates — 1.9%
Honeywell International, Inc.	83,731	$ 17,082,799
		$ 17,082,799
Insurance — 2.5%
Arch Capital Group, Ltd.(1)	183,981	$ 10,578,907
Travelers Cos., Inc. (The)	64,030	11,810,974
		$ 22,389,881
Interactive Media & Services — 3.5%
Alphabet, Inc., Class A(1)	158,480	$ 14,977,945
Alphabet, Inc., Class C(1)	163,980	15,522,347
		$ 30,500,292
IT Services — 1.0%
Visa, Inc., Class A	44,697	$ 9,259,431
		$ 9,259,431
Leisure Products — 0.4%
Hasbro, Inc.	47,605	$ 3,106,226
		$ 3,106,226
Life Sciences Tools & Services — 2.4%
Thermo Fisher Scientific, Inc.	40,907	$ 21,024,971
		$ 21,024,971
Machinery — 5.2%
Ingersoll Rand, Inc.	353,722	$ 17,862,961
Otis Worldwide Corp.	56,500	3,991,160
Parker-Hannifin Corp.	32,913	9,565,176
Westinghouse Air Brake Technologies Corp.	150,850	14,071,288
		$ 45,490,585
Multi-Utilities — 3.2%
CMS Energy Corp.	68,853	$ 3,928,063
Sempra Energy	162,537	24,533,335
		$ 28,461,398
Oil, Gas & Consumable Fuels — 9.5%
Chevron Corp.	182,306	$ 32,979,155
ConocoPhillips	129,368	16,312,011
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	167,473	$ 22,863,414
Phillips 66	109,182	11,386,591
		$ 83,541,171
Personal Products — 1.4%
Estee Lauder Cos., Inc. (The), Class A	61,550	$ 12,340,159
		$ 12,340,159
Pharmaceuticals — 11.1%
Bristol-Myers Squibb Co.	183,774	$ 14,236,972
Eli Lilly & Co.	55,038	19,928,709
Johnson & Johnson	116,398	20,249,760
Merck & Co., Inc.	167,049	16,905,359
Novo Nordisk A/S ADR	66,803	7,270,838
Royalty Pharma PLC, Class A	82,011	3,470,706
Zoetis, Inc.	101,295	15,273,260
		$ 97,335,604
Road & Rail — 1.1%
Union Pacific Corp.	50,876	$ 10,029,695
		$ 10,029,695
Semiconductors & Semiconductor Equipment — 3.6%
Intel Corp.	258,430	$ 7,347,165
Micron Technology, Inc.	84,156	4,552,840
QUALCOMM, Inc.	69,710	8,202,078
Texas Instruments, Inc.	75,008	12,048,535
		$ 32,150,618
Software — 1.1%
Microsoft Corp.	25,630	$ 5,949,492
Oracle Corp.	52,884	4,128,654
		$ 10,078,146
Specialty Retail — 2.7%
Home Depot, Inc. (The)	81,060	$ 24,004,298
		$ 24,004,298
Wireless Telecommunication Services — 1.0%
T-Mobile US, Inc.(1)	59,830	$ 9,067,835
		$ 9,067,835
Total Common Stocks (identified cost $421,433,273)		$878,113,863

21
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2022
Portfolio of Investments — continued

Short-Term Investments — 0.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(3)	2,138,376	$ 2,138,376
Total Short-Term Investments (identified cost $2,138,376)		$ 2,138,376
Total Investments — 100.0% (identified cost $423,571,649)		$880,252,239
Other Assets, Less Liabilities — 0.0%(4)		$ 375,786
Net Assets — 100.0%		$880,628,025
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at October 31, 2022. The aggregate market value of securities on loan at October 31, 2022 was $126,667.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.
(4)	Amount is less than 0.05%.
Abbreviations:
ADR	– American Depositary Receipt
22
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $421,433,273) — including $126,667 of securities on loan	$ 878,113,863
Affiliated investment, at value (identified cost $2,138,376)	2,138,376
Dividends receivable	790,521
Dividends receivable from affiliated investment	3,021
Securities lending income receivable	61
Tax reclaims receivable	225,553
Total assets	$881,271,395
Liabilities
Payable to affiliates:
Investment adviser fee	$ 452,582
Trustees' fees	5,486
Accrued expenses	185,302
Total liabilities	$ 643,370
Net Assets applicable to investors' interest in Portfolio	$880,628,025
23
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $158,403)	$ 21,619,433
Dividend income from affiliated investments	11,968
Securities lending income, net	6,733
Total investment income	$ 21,638,134
Expenses
Investment adviser fee	$ 5,917,273
Trustees’ fees and expenses	59,225
Custodian fee	235,195
Legal and accounting services	73,335
Miscellaneous	26,950
Total expenses	$ 6,311,978
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 799
Total expense reductions	$ 799
Net expenses	$ 6,311,179
Net investment income	$ 15,326,955
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 31,232,441(1)
Investment transactions - affiliated investments	(670)
Foreign currency transactions	(31,441)
Net realized gain	$ 31,200,330
Change in unrealized appreciation (depreciation):
Investments	$ (129,809,007)
Foreign currency	(26,281)
Net change in unrealized appreciation (depreciation)	$(129,835,288)
Net realized and unrealized loss	$ (98,634,958)
Net decrease in net assets from operations	$ (83,308,003)
(1)	Includes $21,802,941 of net realized gains from redemptions in-kind.
24
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 15,326,955	$ 11,303,165
Net realized gain	31,200,330 (1)	50,830,291 (2)
Net change in unrealized appreciation (depreciation)	(129,835,288)	241,676,051
Net increase (decrease) in net assets from operations	$ (83,308,003)	$303,809,507
Capital transactions:
Contributions	$ 19,403,167	$ 20,515,433
Withdrawals	(49,804,502)	(34,694,681)
Net decrease in net assets from capital transactions	$ (30,401,335)	$ (14,179,248)
Net increase (decrease) in net assets	$(113,709,338)	$289,630,259
Net Assets
At beginning of year	$ 994,337,363	$ 704,707,104
At end of year	$ 880,628,025	$994,337,363
(1)	Includes $21,802,941 of net realized gains from redemptions in-kind.
(2)	Includes $13,829,598 of net realized gains from redemptions in-kind.
25
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2022
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022	2021	2020	2019	2018
Ratios (as a percentage of average daily net assets):
Expenses	0.68% (1)	0.68%	0.68%	0.68%	0.68%
Net investment income	1.65%	1.27%	1.73%	1.74%	1.49%
Portfolio Turnover	29%	11%	25%	18%	10%
Total Return	(8.51)%	43.69%	(4.18)%	12.90%	8.55%
Net assets, end of year (000’s omitted)	$880,628	$994,337	$704,707	$788,248	$730,479
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
26
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 81.7% and 18.3%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
27

Tax-Managed Value Portfolio
October 31, 2022
Notes to Financial Statements — continued

E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6500%
$500 million but less than $1 billion	0.6250%
$1 billion but less than $2 billion	0.6000%
$2 billion but less than $5 billion	0.5750%
$5 billion and over	0.5550%
For the year ended October 31, 2022, the investment adviser fee amounted to $5,917,273 or 0.64% of the Portfolio's average daily net assets. Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $799 relating to the Portfolio's investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $281,889,397 and $267,991,153, respectively, for the year ended October 31, 2022. In-kind sales for the year ended October 31, 2022 aggregated $26,734,849.
28

Tax-Managed Value Portfolio
October 31, 2022
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$426,540,711
Gross unrealized appreciation	$ 458,513,668
Gross unrealized depreciation	(4,802,140)
Net unrealized appreciation	$453,711,528
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2022.
6  Securities Lending Agreement
The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.
At October 31, 2022, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $126,667 and $128,645, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.
29

Tax-Managed Value Portfolio
October 31, 2022
Notes to Financial Statements — continued

7  Investments in Affiliated Funds
At October 31, 2022, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $2,138,376, which represents 0.3% of the Portfolio's net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$3,069,396	$31,715,724	$(34,784,450)	$ (670)	$ —	$ —	$ 837	—
Liquidity Fund	—	26,574,521	(24,436,145)	—	—	2,138,376	11,131	2,138,376
Total				$(670)	$ —	$2,138,376	$11,968
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 57,020,504	$ —	$ —	$ 57,020,504
Consumer Discretionary	43,318,063	—	—	43,318,063
Consumer Staples	58,672,935	15,120,488	—	73,793,423
Energy	94,231,534	—	—	94,231,534
Financials	171,042,351	—	—	171,042,351
Health Care	148,348,413	—	—	148,348,413
Industrials	106,471,701	—	—	106,471,701
Information Technology	51,488,195	—	—	51,488,195
Materials	37,688,335	—	—	37,688,335
Real Estate	35,810,581	—	—	35,810,581
Utilities	58,900,763	—	—	58,900,763
Total Common Stocks	$862,993,375	$15,120,488*	$ —	$878,113,863
Short-Term Investments	$ 2,138,376	$ —	$ —	$ 2,138,376
Total Investments	$865,131,751	$15,120,488	$ —	$880,252,239
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
30

Tax-Managed Value Portfolio
October 31, 2022
Notes to Financial Statements — continued

9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.
31

Tax-Managed Value Portfolio
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
32

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1  for each of the Eaton Vance Funds for an additional one-year period.  The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022.  Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.  Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
33

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives.  The Trustees also received information regarding risk management techniques employed in connection with the management of the funds.  The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters.  In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor.  The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement.  In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Value Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed Value Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the
34

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement.  Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio.  The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research capabilities and also draws upon independent research available from third-party sources.  The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns.  The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services.  The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof.  The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index.  The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.  In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period.  The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period.  The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
35

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser.  The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
36

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
37

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust and the Portfolio.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
38

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Edward J. Perkin 1972	President of the Portfolio	Since 2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
39

Eaton Vance
Tax-Managed Value Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
40

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
41

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
42

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
43

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance Tax-Managed Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501    10.31.22

Eaton Vance

Floating-Rate Advantage Fund

Annual Report

October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022

Eaton Vance

Floating-Rate Advantage Fund

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

Amid increasing global concerns about inflation and rising interest rates, compounded by the economic fallout from Russia’s invasion of Ukraine, senior loans displayed their value as a portfolio diversifier by outperforming most U.S. fixed-income asset classes during the 12-month period ended October 31, 2022.

Although returns for the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), a broad measure of the asset class, were negative at –1.78% during the period, senior loans generally outperformed corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds — and even outperformed the broad equity market S&P 500® Index.

In the opening month of the period, November 2021, a new COVID-19 variant caused equity and fixed-income prices to plummet worldwide. In contrast, senior loans rallied during the next two months. The ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for the senior loan asset class.

In February 2022, however, the economic impact of Russia’s invasion of Ukraine became a tipping point for loan performance. While the U.S. Federal Reserve’s projection of multiple rate increases in 2022 was generally viewed as a positive sign for floating-rate loans, investors began to worry about the negative effects of supply-chain disruptions, higher commodity and labor expenses, rising debt service costs on loan issuers, and the potential for recession in both the U.S. and global economies.

Manifesting investor concerns, higher quality loans began to outperform lower quality loans. Loan prices, which had risen earlier in the period, declined each month from February through June 2022. After a brief summer rally amid hope that inflationary and recessionary fears were subsiding, loan prices resumed their downward slide in September before recovering modestly in October. While mutual fund inflows for floating-rate loans continued through April, flows turned negative in May and remained negative the rest of the period — although demand for collateralized loan obligations from institutional investors stayed positive throughout the period. By period-end, loan prices had fallen to $92.20 from $98.55 at the start of the period.

Issuer fundamentals, however, remained a bright spot for senior loans during the period. While the trailing 12-month default rate inched higher — from 0.20% at the beginning of the period to 0.83% at period-end — it remained well below the market’s long-term average of 3.20%.

For the period as a whole, higher quality loans outperformed lower quality issues, with BBB-, BB-, B-, CCC- and D-rated (defaulted) loans within the Index returning 1.98%, 1.36%, –2.42%, –10.66%, and –37.83%, respectively.

Fund Performance

For the 12-month period ended October 31, 2022, Eaton Vance Floating-Rate Advantage Fund (the Fund) returned –4.62% for Class A shares at net asset value (NAV), underperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), which returned –1.78%.

The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.

The Fund’s out-of-Index allocation to secured high yield bonds was the principal detractor from performance versus the Index, as floating-rate loans outperformed their fixed-rate counterparts in the bond market during the period.

The Fund’s use of investment leverage, which is not employed by the Index, also detracted from performance versus the Index. The Fund uses leverage to gain additional exposure to the loan market, thus, magnifying exposure to the Fund’s underlying investments in both up and down market environments. During a period when loan prices generally declined, leverage magnified the decrease in value of the Fund’s underlying holdings.

The Fund’s underweight position in BBB-rated loans — the highest credit-rating category within the Index and best-performing category during the period — hurt performance relative to the Index as well.

In contrast, contributors to Fund performance versus the Index included the Fund’s cash position during a period of negative loan performance, and an underweight position in CCC-rated loans, which underperformed the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Performance

Portfolio Manager(s) Andrew N. Sveen, CFA, Ralph H. Hinckley, Jr., CFA and Jake T. Lemle, CFA

% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Advisers Class at NAV	03/15/2008	08/04/1989	(4.62)%	2.11%	3.26%
Class A at NAV	03/17/2008	08/04/1989	(4.62)	2.11	3.26
Class A with 3.25% Maximum Sales Charge	—	—	(7.76)	1.43	2.92
Class C at NAV	03/15/2008	08/04/1989	(5.11)	1.60	2.85
Class C with 1% Maximum Deferred Sales Charge	—	—	(6.02)	1.60	2.85
Class I at NAV	03/15/2008	08/04/1989	(4.38)	2.36	3.52
Class R6 at NAV	05/31/2019	08/04/1989	(4.36)	2.38	3.53

Morningstar® LSTA® US Leveraged Loan IndexSM	—	—	(1.78)%	3.07%	3.61%

% Total Annual Operating Expense Ratios[3]	Advisers Class	Class A	Class C	Class I	Class R6

	1.28%	1.28%	1.79%	1.03%	0.98%

% Total Leverage[4]

Borrowings					21.97%

Growth of $10,0002

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Advisers Class	$10,000	10/31/2012	$13,788	N.A.
Class C	$10,000	10/31/2012	$13,247	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$1,413,475	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2012	$7,072,381	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Fund Profile

Top 10 Issuers (% of total investments)1

Numericable Group SA	0.9%

Finastra USA, Inc.	0.9

Carnival Corporation	0.8

Virgin Media SFA Finance Limited	0.8

Epicor Software Corporation	0.8

Bausch Health Companies Inc.	0.8

TransDigm, Inc.	0.7

ICON Luxembourg S.a.r.l.	0.7

Ultimate Software Group Inc. (The)	0.7

Ziggo B.V.	0.6

Total	7.7%

Credit Quality (% of bonds, loans and asset-backed securities)2

Top 10 Sectors (% of total investments)1

Electronics/Electrical	20.7%

Health Care	10.3

Business Equipment & Services	9.2

Industrial Equipment	4.9

Leisure Goods/Activities/Movies	4.8

Chemicals & Plastics	4.4

Cable & Satellite Television	4.1

Building & Development	4.1

Automotive	3.3

Drugs	3.3

Total	69.1%

Footnotes:

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[1]	Excludes cash and cash equivalents.

[2]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Endnotes and Additional Disclosures

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]

Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Prior to August 29, 2022, the index name was S&P/LSTA Leveraged Loan Index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[3]

Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

[4]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Fund Expenses

Example

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$957.30	$8.24	1.67%
Class A	$1,000.00	$957.40	$8.24	1.67%
Class C	$1,000.00	$954.80	$10.64	2.16%
Class I	$1,000.00	$958.50	$6.86	1.39%
Class R6	$1,000.00	$958.60	$6.37	1.29%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,016.79	$8.49	1.67%
Class A	$1,000.00	$1,016.79	$8.49	1.67%
Class C	$1,000.00	$1,014.32	$10.97	2.16%
Class I	$1,000.00	$1,018.20	$7.07	1.39%
Class R6	$1,000.00	$1,018.70	$6.56	1.29%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Investment in Senior Debt Portfolio, at value (identified cost $7,929,528,237)	$6,970,396,360

Receivable for Fund shares sold	20,580,421

Total assets	$6,990,976,781

Liabilities

Payable for Fund shares redeemed	$48,338,880

Distributions payable	6,310,192

Payable to affiliates:

Administration fee	600,476

Distribution and service fees	511,865

Trustees’ fees	42

Accrued expenses	1,109,272

Total liabilities	$56,870,727

Net Assets	$6,934,106,054

Sources of Net Assets

Paid-in capital	$8,399,416,140

Accumulated loss	(1,465,310,086)

Net Assets	$6,934,106,054

Advisers Class Shares

Net Assets	$82,924,504

Shares Outstanding	8,619,104

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.62

Class A Shares

Net Assets	$1,259,540,400

Shares Outstanding	130,882,783

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.62

Maximum Offering Price Per Share

(100 ÷ 96.75 of net asset value per share)	$9.94

Class C Shares

Net Assets	$352,238,855

Shares Outstanding	36,666,813

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.61

Class I Shares

Net Assets	$5,215,270,895

Shares Outstanding	541,984,944

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.62

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Statement of Assets and Liabilities — continued

Class R6 Shares	October 31, 2022

Net Assets	$24,131,400

Shares Outstanding	2,509,645

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.62

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income allocated from Portfolio	$4,454,469

Interest and other income allocated from Portfolio	509,881,992

Expenses, excluding interest expense, allocated from Portfolio	(43,229,508)

Interest expense allocated from Portfolio	(39,645,074)
Total investment income from Portfolio	$431,461,879

Expenses

Administration fee	$8,358,961

Distribution and service fees:

Advisers Class	224,259

Class A	3,427,122

Class C	3,053,545

Trustees’ fees and expenses	500

Custodian fee	62,000

Transfer and dividend disbursing agent fees	4,938,309

Legal and accounting services	173,086

Printing and postage	404,478

Registration fees	370,127

Miscellaneous	61,527
Total expenses	$21,073,914

Net investment income	$410,387,965

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss):

Investment transactions	$(129,132,041)

Foreign currency transactions	12,719,200

Forward foreign currency exchange contracts	174,977,901
Net realized gain	$58,565,060

Change in unrealized appreciation (depreciation):

Investments	$(877,149,406)

Foreign currency	(1,237,124)

Forward foreign currency exchange contracts	(11,475,734)

Net change in unrealized appreciation (depreciation)	$(889,862,264)

Net realized and unrealized loss	$(831,297,204)

Net decrease in net assets from operations	$(420,909,239)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$410,387,965	$257,375,581

Net realized gain (loss)	58,565,060	(7,279,554)

Net change in unrealized appreciation (depreciation)	(889,862,264)	289,687,526

Net increase (decrease) in net assets from operations	$(420,909,239)	$539,783,553

Distributions to shareholders:

Advisers Class	$(4,262,210)	$(2,952,681)

Class A	(64,863,824)	(51,259,370)

Class C	(17,090,864)	(15,957,989)

Class I	(317,923,672)	(191,260,639)

Class R6	(3,300,693)	(4,430,148)

Total distributions to shareholders	$(407,441,263)	$(265,860,827)

Transactions in shares of beneficial interest:

Advisers Class	$2,955,057	$20,660,038

Class A	11,843,171	142,830,927

Class C	(44,912,321)	(96,895,146)

Class I	(37,587,568)	2,168,779,553

Class R6	(107,120,998)	99,462,411

Net increase (decrease) in net assets from Fund share transactions	$(174,822,659)	$2,334,837,783
Net increase (decrease) in net assets	$(1,003,173,161)	$2,608,760,509

Net Assets

At beginning of year	$7,937,279,215	$5,328,518,706

At end of year	$6,934,106,054	$7,937,279,215

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$10.580		$10.070	$10.550	$10.940	$10.910

Income (Loss) From Operations

Net investment income(1)	$0.487		$0.398	$0.457	$0.558	$0.493

Net realized and unrealized gain (loss)	(0.966)		0.528	(0.473)	(0.390)	0.029

Total income (loss) from operations	$(0.479)		$0.926	$(0.016)	$0.168	$0.522

Less Distributions

From net investment income	$(0.481)		$(0.416)	$(0.464)	$(0.558)	$(0.492)

Total distributions	$(0.481)		$(0.416)	$(0.464)	$(0.558)	$(0.492)

Net asset value — End of year	$9.620		$10.580	$10.070	$10.550	$10.940

Total Return(2)	(4.62)%		9.30%	(0.05)%	1.59%	4.88%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$82,925		$88,509	$64,551	$139,516	$221,484

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	0.94%		0.95%	1.00%	0.99%	0.96%

Interest and fee expense	0.49%		0.33%	0.63%	0.87%	0.44%

Total expenses	1.43	%(4)	1.28%	1.63%	1.86%	1.40%

Net investment income	4.79%		3.79%	4.50%	5.21%	4.51%

Portfolio Turnover of the Portfolio	27%		28%	30%	17%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$10.580		$10.070	$10.550	$10.950	$10.910

Income (Loss) From Operations

Net investment income(1)	$0.485		$0.399	$0.447	$0.559	$0.493

Net realized and unrealized gain (loss)	(0.964)		0.527	(0.463)	(0.401)	0.039

Total income (loss) from operations	$(0.479)		$0.926	$(0.016)	$0.158	$0.532

Less Distributions

From net investment income	$(0.481)		$(0.416)	$(0.464)	$(0.558)	$(0.492)

Total distributions	$(0.481)		$(0.416)	$(0.464)	$(0.558)	$(0.492)

Net asset value — End of year	$9.620		$10.580	$10.070	$10.550	$10.950

Total Return(2)	(4.62)%		9.30%	(0.05)%	1.50%	4.97%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,259,540		$1,378,928	$1,175,942	$1,426,205	$1,856,836

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	0.94%		0.95%	0.99%	0.99%	0.96%

Interest and fee expense	0.49%		0.33%	0.60%	0.88%	0.44%

Total expenses	1.43	%(4)	1.28%	1.59%	1.87%	1.40%

Net investment income	4.77%		3.80%	4.44%	5.21%	4.50%

Portfolio Turnover of the Portfolio	27%		28%	30%	17%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$10.560		$10.050	$10.530	$10.920	$10.890

Income (Loss) From Operations

Net investment income(1)	$0.430		$0.347	$0.397	$0.503	$0.436

Net realized and unrealized gain (loss)	(0.950)		0.526	(0.464)	(0.390)	0.030

Total income (loss) from operations	$(0.520)		$0.873	$(0.067)	$0.113	$0.466

Less Distributions

From net investment income	$(0.430)		$(0.363)	$(0.413)	$(0.503)	$(0.436)

Total distributions	$(0.430)		$(0.363)	$(0.413)	$(0.503)	$(0.436)

Net asset value — End of year	$9.610		$10.560	$10.050	$10.530	$10.920

Total Return(2)	(5.11)%		8.77%	(0.56)%	1.08%	4.36%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$352,239		$435,786	$508,535	$754,873	$1,192,124

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	1.44%		1.46%	1.50%	1.49%	1.46%

Interest and fee expense	0.48%		0.33%	0.60%	0.87%	0.44%

Total expenses	1.92	%(4)	1.79%	2.10%	2.36%	1.90%

Net investment income	4.23%		3.31%	3.95%	4.71%	4.00%

Portfolio Turnover of the Portfolio	27%		28%	30%	17%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2022		2021	2020	2019	2018

Net asset value — Beginning of year	$10.580		$10.070	$10.550	$10.940	$10.910

Income (Loss) From Operations

Net investment income(1)	$0.507		$0.423	$0.474	$0.586	$0.521

Net realized and unrealized gain (loss)	(0.961)		0.529	(0.465)	(0.392)	0.028

Total income (loss) from operations	$(0.454)		$0.952	$0.009	$0.194	$0.549

Less Distributions

From net investment income	$(0.506)		$(0.442)	$(0.489)	$(0.584)	$(0.519)

Total distributions	$(0.506)		$(0.442)	$(0.489)	$(0.584)	$(0.519)

Net asset value — End of year	$9.620		$10.580	$10.070	$10.550	$10.940

Total Return(2)	(4.38)%		9.57%	0.20%	1.84%	5.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,215,271		$5,898,403	$3,545,676	$4,898,901	$7,387,447

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	0.69%		0.70%	0.75%	0.74%	0.71%

Interest and fee expense	0.47%		0.32%	0.60%	0.88%	0.44%

Total expenses	1.16	%(4)	1.02%	1.35%	1.62%	1.15%

Net investment income	4.99%		4.02%	4.70%	5.47%	4.76%

Portfolio Turnover of the Portfolio	27%		28%	30%	17%	29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Financial Highlights — continued

	Class R6

	Year Ended October 31,				Period Ended October 31, 2019(1)
	2022		2021	2020

Net asset value — Beginning of period	$10.580		$10.060	$10.550	$10.740

Income (Loss) From Operations

Net investment income(2)	$0.480		$0.427	$0.460	$0.247

Net realized and unrealized gain (loss)	(0.931)		0.540	(0.455)	(0.190)

Total income (loss) from operations	$(0.451)		$0.967	$0.005	$0.057

Less Distributions

From net investment income	$(0.509)		$(0.447)	$(0.495)	$(0.247)

Total distributions	$(0.509)		$(0.447)	$(0.495)	$(0.247)

Net asset value — End of period	$9.620		$10.580	$10.060	$10.550

Total Return(3)	(4.36)%		9.63%	0.16%	0.53	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$24,131		$135,653	$33,814	$10

Ratios (as a percentage of average daily net assets):(5)

Expenses excluding interest and fees	0.63%		0.65%	0.68%	0.62	%(7)

Interest and fee expense	0.38%		0.30%	0.55%	0.94	%(7)

Total expenses	1.01	%(6)	0.95%	1.23%	1.56	%(7)

Net investment income	4.66%		4.06%	4.63%	5.48	%(7)

Portfolio Turnover of the Portfolio	27%		28%	30%	17	%(4)(8)

(1)	For the period from the commencement of operations, May 31, 2019, to October 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

(7)	Annualized.

(8)	For the year ended October 31, 2019.

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are generally sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (94.6% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Year Ended October 31,
	2022	2021

Ordinary income	$407,441,263	$265,860,827

During the year ended October 31, 2022, accumulated loss was increased by $15,048,566 and paid-in capital was increased by $15,048,566 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$13,324,793

Deferred capital losses	(683,898,422)

Net unrealized depreciation	(788,425,579)

Distributions payable	(6,310,878)

Accumulated loss	$(1,465,310,086)

At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $683,898,422 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $590,901,022 are long-term and $92,997,400 are short-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily gross assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Gross Assets	Annual Fee Rate

Up to and including $1 billion	0.5000%

In excess of $1 billion up to and including $2 billion	0.4500%

In excess of $2 billion up to and including $7 billion	0.4000%

In excess of $7 billion up to and including $10 billion	0.3875%

In excess of $10 billion up to and including $15 billion	0.3750%

In excess of $15 billion	0.3625%

Gross assets are calculated by deducting all liabilities of the Fund except the principal amount of any indebtedness for money borrowed. For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Notes to Financial Statements — continued

is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2022, the administration fee amounted to $8,358,961. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $261,055 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $67,232 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2022 in the amount of $32,802. EVD also received distribution and service fees from Advisers Class, Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $224,259 for Advisers Class shares and $3,427,122 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $2,442,836 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.15% per annum of its average daily net assets attributable to Class C shares. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $610,709 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $169,000 and $70,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2022, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,893,930,174 and $2,438,416,794, respectively.

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount

Advisers Class

Sales	3,137,426	$32,082,416	3,423,459	$36,063,423

Issued to shareholders electing to receive payments of distributions in Fund shares	421,564	4,228,403	277,988	2,924,373

Redemptions	(3,306,979)	(33,355,762)	(1,745,553)	(18,327,758)

Net increase	252,011	$2,955,057	1,955,894	$20,660,038

Class A

Sales	31,521,602	$325,499,146	38,032,843	$399,867,689

Issued to shareholders electing to receive payments of distributions in Fund shares	5,414,555	54,348,789	4,016,339	42,241,064

Redemptions	(36,378,082)	(368,004,764)	(28,491,334)	(299,277,826)

Net increase	558,075	$11,843,171	13,557,848	$142,830,927

Class C

Sales	7,124,983	$73,641,186	8,817,717	$92,711,370

Issued to shareholders electing to receive payments of distributions in Fund shares	1,521,498	15,247,782	1,351,653	14,182,610

Redemptions	(13,237,792)	(133,801,289)	(19,496,449)	(203,789,126)

Net decrease	(4,591,311)	$(44,912,321)	(9,327,079)	$(96,895,146)

Class I

Sales	378,384,610	$3,911,906,179	337,493,016	$3,554,740,668

Issued to shareholders electing to receive payments of distributions in Fund shares	25,769,703	258,944,572	14,628,667	153,963,061

Redemptions	(419,698,107)	(4,208,438,319)	(146,715,867)	(1,539,924,176)

Net increase (decrease)	(15,543,794)	$(37,587,568)	205,405,816	$2,168,779,553

Class R6

Sales	10,838,711	$111,166,323	14,428,998	$151,759,150

Issued to shareholders electing to receive payments of distributions in Fund shares	213,520	2,159,950	250,695	2,638,252

Redemptions	(21,370,023)	(220,447,271)	(5,211,932)	(54,934,991)

Net increase (decrease)	(10,317,792)	$(107,120,998)	9,467,761	$99,462,411

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $1,459,430 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends. For the fiscal year ended October 31, 2022, the Fund designates 94.42% of distributions from net investment income as a 163(j) interest dividend.

21

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments

Asset-Backed Securities — 3.8%
Security	Principal Amount (000’s omitted)	Value

AGL CLO 17, Ltd., Series 2022-17A, Class E, 10.338%, (3 mo. SOFR + 6.35%), 1/21/35(1)(2)	$1,000	$832,224

Alinea CLO, Ltd.:

Series 2018-1A, Class D, 7.343%, (3 mo. USD LIBOR + 3.10%), 7/20/31(1)(2)	2,500	2,196,693

Series 2018-1A, Class E, 10.243%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	3,000	2,410,995

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 10.989%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	5,000	3,919,760

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 9.092%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	3,525	2,743,021

Apidos CLO XX, Series 2015-20A, Class DR, 9.779%, (3 mo. USD LIBOR + 5.70%), 7/16/31(1)(2)	2,375	1,960,199

Ares LVlll CLO, Ltd., Series 2020-58A, Class ER, 10.564%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	3,000	2,439,324

Ares XLIX CLO, Ltd.:

Series 2018-49A, Class D, 7.325%, (3 mo. USD LIBOR + 3.00%), 7/22/30(1)(2)	2,500	2,216,017

Series 2018-49A, Class E, 10.025%, (3 mo. USD LIBOR + 5.70%), 7/22/30(1)(2)	3,500	2,890,412

Ares XXXIIR CLO, Ltd.:

Series 2014-32RA, Class C, 5.805%, (3 mo. USD LIBOR + 2.90%), 5/15/30(1)(2)	5,000	4,323,625

Series 2014-32RA, Class D, 8.755%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	1,000	810,236

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 9.779%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,000	3,249,960

Babson CLO, Ltd.:

Series 2015-1A, Class DR, 6.843%, (3 mo. USD LIBOR + 2.60%), 1/20/31(1)(2)	2,500	2,143,750

Series 2018-1A, Class C, 6.679%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	3,500	2,993,819

Bain Capital Credit CLO, Ltd., Series 2018-1A, Class D, 7.025%, (3 mo. USD LIBOR + 2.70%), 4/23/31(1)(2)	5,000	4,292,110

Battalion CLO XXII, Ltd., Series 2021-22A, Class E, 11.193%, (3 mo. USD LIBOR + 6.95%), 1/20/35(1)(2)	1,750	1,434,109

Battalion CLO XXIII, Ltd., Series 2022-23A, Class D, 6.083%, (3 mo. SOFR + 3.95%), 5/19/36(1)(2)	3,500	3,243,152

Benefit Street Partners CLO V-B, Ltd.:

Series 2018-5BA, Class C, 7.173%, (3 mo. USD LIBOR + 2.93%), 4/20/31(1)(2)	5,000	4,332,635

Series 2018-5BA, Class D, 10.193%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,500	2,867,620

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 9.843%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,401	4,273,152

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 6.843%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	$1,500	$1,288,166

Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 10.779%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	2,250	1,902,560

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 10.429%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	1,750	1,458,174

Benefit Street Partners CLO XXII, Ltd., Series 2020-22A, Class ER, 10.893%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	827,510

Benefit Street Partners CLO XXV, Ltd., Series 2021-25A, Class E, 10.929%, (3 mo. USD LIBOR + 6.85%), 1/15/35(1)(2)	3,000	2,603,145

Betony CLO 2, Ltd.:

Series 2018-1A, Class C, 7.315%, (3 mo. USD LIBOR + 2.90%), 4/30/31(1)(2)	2,500	2,181,535

Series 2018-1A, Class D, 10.065%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	4,550	3,613,346

BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 11.083%, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(2)	1,250	1,017,309

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 11.373%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	3,000	2,501,094

BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 10.564%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,583,188

BlueMountain CLO XXXV, Ltd., Series 2022-35A, Class E, 9.893%, (3 mo. SOFR + 7.75%), 7/22/35(1)(2)	2,000	1,735,462

BlueMountain CLO, Ltd.:

Series 2015-3A, Class CR, 6.843%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	5,000	4,099,865

Series 2015-3A, Class DR, 9.643%, (3 mo. USD LIBOR + 5.40%), 4/20/31(1)(2)	3,000	2,274,153

Series 2016-3A, Class DR, 6.005%, (3 mo. USD LIBOR + 3.10%), 11/15/30(1)(2)	1,500	1,302,261

Series 2016-3A, Class ER, 8.855%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,500	1,164,126

Series 2018-1A, Class D, 7.465%, (3 mo. USD LIBOR + 3.05%), 7/30/30(1)(2)	2,500	2,126,600

Series 2018-1A, Class E, 10.365%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	2,000	1,528,400

Series 2021-33A, Class E, 9.814%, (3 mo. USD LIBOR + 6.83%), 11/20/34(1)(2)	2,500	2,090,870

Canyon Capital CLO, Ltd.:

Series 2012-1RA, Class E, 9.779%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,875	3,809,369

Series 2016-1A, Class DR, 6.879%, (3 mo. USD LIBOR + 2.80%), 7/15/31(1)(2)	3,000	2,610,582

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Canyon Capital CLO, Ltd.: (continued)

Series 2016-1A, Class ER, 9.829%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	$4,000	$3,078,144

Series 2016-2A, Class ER, 10.079%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	4,500	3,478,288

Series 2018-1A, Class D, 6.979%, (3 mo. USD LIBOR + 2.90%), 7/15/31(1)(2)	3,000	2,598,006

Series 2018-1A, Class E, 9.829%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,750	2,168,977

Series 2019-2A, Class ER, 10.829%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	1,500	1,236,644

Carlyle CLO C17, Ltd.:

Series C17A, Class CR, 7.215%, (3 mo. USD LIBOR + 2.80%), 4/30/31(1)(2)	5,000	4,414,415

Series C17A, Class DR, 10.415%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,500	2,837,838

Carlyle Global Market Strategies CLO, Ltd.: Series 2012-3A, Class CR2, 7.511%, (3 mo. USD LIBOR + 3.50%), 1/14/32(1)(2)	2,500	2,038,950

Series 2012-3A, Class DR2, 10.511%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,500	1,198,611

Series 2014-3RA, Class C, 7.308%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	859,225

Series 2014-3RA, Class D, 9.758%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,150	1,675,207

Series 2014-4RA, Class C, 6.979%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,750	2,357,066

Series 2014-4RA, Class D, 9.729%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,500	2,686,964

Carlyle US CLO, Ltd., Series 2019-4A, Class DR, 10.464%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	3,000	2,341,932

CarVal CLO IV, Ltd., Series 2021-1A, Class E, 10.843%, (3 mo. USD LIBOR + 6.60%), 7/20/34(1)(2)	1,000	852,090

CIFC Funding, Ltd., Series 2022-4A, Class D, 6.074%, (3 mo. SOFR + 3.55%), 7/16/35(1)(2)	1,750	1,605,751

Dryden CLO, Ltd.:

Series 2018-55A, Class D, 6.929%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	1,500	1,303,875

Series 2018-55A, Class E, 9.479%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	2,000	1,602,542

Series 2022-112A, Class E, 10.514%, (3 mo. SOFR + 7.78%), 8/15/34(1)(2)	2,000	1,834,140

Dryden Senior Loan Fund:

Series 2015-41A, Class DR, 6.679%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	7,000	6,125,595

Series 2015-41A, Class ER, 9.379%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	1,268	1,015,382

Series 2016-42A, Class DR, 7.009%, (3 mo. USD LIBOR + 2.93%), 7/15/30(1)(2)	2,500	2,207,390

Series 2016-42A, Class ER, 9.629%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	3,500	2,874,553

Elmwood CLO 14, Ltd., Series 2022-1A, Class E, 10.313%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	1,950	1,755,312

Security	Principal Amount (000’s omitted)	Value

Elmwood CLO 17, Ltd., Series 2022-4A, Class E, 9.244%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	$2,000	$1,779,814

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 10.724%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	4,500	3,642,196

Galaxy XXV CLO, Ltd.:

Series 2015-19A, Class D1R, 10.855%, (3 mo. USD LIBOR + 6.53%), 7/24/30(1)(2)	2,000	1,588,582

Series 2018-25A, Class D, 7.458%, (3 mo. USD LIBOR + 3.10%), 10/25/31(1)(2)	2,500	2,211,837

Series 2018-25A, Class E, 10.308%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	3,500	2,826,271

Golub Capital Partners CLO 37B, Ltd.: Series 2018-37A, Class D, 7.543%, (3 mo. USD LIBOR + 3.30%), 7/20/30(1)(2)	4,000	3,515,372

Series 2018-37A, Class E, 9.993%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	4,750	4,324,319

Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 10.943%, (3 mo. USD LIBOR + 6.70%), 7/20/34(1)(2)	1,250	1,034,799

Golub Capital Partners CLO 58B, Ltd., Series 2021-58A, Class E, 11.168%, (3 mo. USD LIBOR + 6.81%), 1/25/35(1)(2)	2,500	2,057,463

Golub Capital Partners CLO, Ltd., Series 2020-48A, Class D, 7.879%, (3 mo. USD LIBOR + 3.80%), 4/17/33(1)(2)	2,000	1,757,108

Halseypoint CLO 5, Ltd., Series 2021-5A, Class E, 11.355%, (3 mo. USD LIBOR + 6.94%), 1/30/35(1)(2)	2,000	1,673,020

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 10.643%, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(2)	1,000	844,910

ICG US CLO, Ltd.:

Series 2018-2A, Class D, 7.425%, (3 mo. USD LIBOR + 3.10%), 7/22/31(1)(2)	2,000	1,718,470

Series 2018-2A, Class E, 10.075%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	3,000	2,239,749

Madison Park Funding LIX, Ltd., Series 2021-59A, Class E, 10.794%, (3 mo. USD LIBOR + 6.60%), 1/18/34(1)(2)	1,550	1,325,250

Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 10.914%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,500	2,159,505

Marble Point CLO XXIV, Ltd., Series 2022-1A, Class D1, 8.203%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	2,000	1,823,490

Neuberger Berman CLO XVIII, Ltd., Series 2014-18A, Class DR2, 10.198%, (3 mo. USD LIBOR + 5.92%), 10/21/30(1)(2)	2,000	1,689,860

Neuberger Berman CLO XXII, Ltd.:

Series 2016-22A, Class DR, 7.179%, (3 mo. USD LIBOR + 3.10%), 10/17/30(1)(2)	2,500	2,232,140

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman CLO XXII, Ltd.: (continued)

Series 2016-22A, Class ER, 10.139%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	$3,000	$2,543,190

Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 9.843%, (3 mo. USD LIBOR + 5.60%), 4/20/30(1)(2)	1,950	1,622,985

Neuberger Berman Loan Advisers CLO 48, Ltd., Series 2022-48A, Class E, 10.56%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	2,600	2,222,870

OCP CLO, Ltd.:

Series 2022-24A, Class D, 5.461%, (3 mo. SOFR + 3.80%), 7/20/35(1)(2)	500	454,612

Series 2022-24A, Class E, 9.081%, (3 mo. SOFR + 7.42%), 7/20/35(1)(2)	1,000	858,601

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 9.929%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	3,250	2,748,070

Series 2015-1A, Class DR4, 9.484%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	2,000	1,700,194

Series 2018-1A, Class C, 6.694%, (3 mo. USD LIBOR + 2.50%), 4/18/31(1)(2)	3,000	2,644,785

Series 2018-1A, Class D, 9.344%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	2,000	1,656,110

Series 2018-2A, Class D, 9.679%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,000	1,718,734

Series 2021-2A, Class E, 10.429%, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(2)	1,000	886,353

Series 2022-1A, Class E, 10.313%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	5,500	4,745,526

Series 2022-3A, Class E, 11.274%, (3 mo. SOFR + 7.98%), 7/20/35(1)(2)	2,250	2,125,868

RAD CLO 5, Ltd., Series 2019-5A, Class E, 11.025%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,750	1,466,325

RAD CLO 11, Ltd., Series 2021-11A, Class E, 10.329%, (3 mo. USD LIBOR + 6.25%), 4/15/34(1)(2)	750	634,436

RAD CLO 14, Ltd., Series 2021-14A, Class E, 10.579%, (3 mo. USD LIBOR + 6.50%), 1/15/35(1)(2)	1,050	854,466

Regatta XIII Funding, Ltd.:

Series 2018-2A, Class C, 7.179%, (3 mo. USD LIBOR + 3.10%), 7/15/31(1)(2)	2,500	2,203,268

Series 2018-2A, Class D, 10.029%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	5,000	4,032,770

Regatta XIV Funding, Ltd.:

Series 2018-3A, Class D, 7.558%, (3 mo. USD LIBOR + 3.20%), 10/25/31(1)(2)	2,500	2,206,958

Series 2018-3A, Class E, 10.308%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	4,500	3,618,648

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 10.858%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	3,875	3,111,687

Security	Principal Amount (000’s omitted)	Value

Upland CLO, Ltd.:

Series 2016-1A, Class CR, 7.143%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	$4,500	$3,899,839

Series 2016-1A, Class DR, 10.143%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	4,625	3,694,686

Vibrant CLO IX, Ltd.:

Series 2018-9A, Class C, 7.443%, (3 mo. USD LIBOR + 3.20%), 7/20/31(1)(2)	2,500	2,083,450

Series 2018-9A, Class D, 10.493%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	3,500	2,453,027

Vibrant CLO X, Ltd.:

Series 2018-10A, Class C, 7.493%, (3 mo. USD LIBOR + 3.25%), 10/20/31(1)(2)	5,000	4,156,205

Series 2018-10A, Class D, 10.433%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	5,000	3,645,185

Voya CLO, Ltd.:

Series 2014-1A, Class DR2, 10.19%, (3 mo. SOFR + 6.26%), 4/18/31(1)(2)	3,250	2,490,823

Series 2015-3A, Class CR, 7.393%, (3 mo. USD LIBOR + 3.15%), 10/20/31(1)(2)	2,500	2,065,483

Series 2015-3A, Class DR, 10.443%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	5,500	3,974,866

Series 2016-3A, Class CR, 7.444%, (3 mo. USD LIBOR + 3.25%), 10/18/31(1)(2)	2,000	1,573,884

Series 2016-3A, Class DR, 10.274%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	3,375	2,472,660

Series 2018-1A, Class C, 6.827%, (3 mo. USD LIBOR + 2.60%), 4/19/31(1)(2)	5,000	4,254,190

Webster Park CLO, Ltd.:

Series 2015-1A, Class CR, 7.143%, (3 mo. USD LIBOR + 2.90%), 7/20/30(1)(2)	2,000	1,764,840

Series 2015-1A, Class DR, 9.743%, (3 mo. USD LIBOR + 5.50%), 7/20/30(1)(2)	2,500	2,049,573

Wellfleet CLO, Ltd.:

Series 2021-3A, Class E, 11.179%, (3 mo. USD LIBOR + 7.10%), 1/15/35(1)(2)	1,050	870,240

Series 2022-1A, Class D, 8.004%, (3 mo. SOFR + 4.14%), 4/15/34(1)(2)	1,000	901,800

Series 2022-1A, Class E, 11.724%, (3 mo. SOFR + 7.86%), 4/15/34(1)(2)	2,300	2,040,606

Series 2022-2A, Class E, 12.173%, (3 mo. SOFR + 8.56%), 10/18/35(1)(2)	1,000	933,156

Total Asset-Backed Securities (identified cost $337,185,315)		$281,262,549

Common Stocks — 0.6%
Security	Shares	Value

Aerospace and Defense — 0.0%(3)

IAP Global Services, LLC(4)(5)(6)	168	$715,582

		$715,582

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

Security	Shares	Value

Containers and Glass Products — 0.0%(3)

LG Newco Holdco, Inc., Class A(5)(6)	342,076	$4,389,964

		$4,389,964

Electronics/Electrical — 0.0%(3)

Skillsoft Corp.(5)(6)	1,010,393	$1,808,604

		$1,808,604

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(5)(6)	792,089	$4,752,534

		$4,752,534

Investment Companies — 0.1%

Aegletes B.V.(5)(6)	138,671	$5,130,827

		$5,130,827

Nonferrous Metals/Minerals — 0.0%(3)

ACNR Holdings, Inc., Class A(5)(6)	30,298	$3,120,694

		$3,120,694

Oil and Gas — 0.2%

AFG Holdings, Inc.(4)(5)(6)	281,241	$835,286

McDermott International, Ltd.(5)(6)	1,382,889	739,846

QuarterNorth Energy, Inc.(5)(6)	92,081	11,279,922

		$12,855,054

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(5)(6)	482,097	$689,399

Cumulus Media, Inc., Class A(5)(6)	371,654	2,739,090

iHeartMedia, Inc., Class A(5)(6)	205,018	1,697,549

		$5,126,038

Retailers (Except Food and Drug) — 0.0%(3)

David’s Bridal, LLC(4)(5)(6)	195,511	$0

Phillips Pet Holding Corp.(4)(5)(6)	2,960	907,007

		$907,007

Telecommunications — 0.0%(3)

GEE Acquisition Holdings Corp.(4)(5)(6)	390,679	$3,516,111

		$3,516,111

Security	Shares	Value

Utilities — 0.1%

Longview Intermediate Holdings, LLC, Class A(5)(6)	359,046	$4,936,883

		$4,936,883

Total Common Stocks (identified cost $70,586,341)		$47,259,298

Convertible Preferred Stocks — 0.1%
Security	Shares	Value

Containers and Glass Products — 0.1%

LG Newco Holdco, Inc., Series A, 13.00%(5)(6)	51,966	$6,196,953

Total Convertible Preferred Stocks (identified cost $2,728,218)		$6,196,953

Corporate Bonds — 8.4%
	Principal
	Amount*
Security	(000’s omitted)	Value

Aerospace and Defense — 0.1%

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	3,750	$3,623,906

TransDigm, Inc.:

6.25%, 3/15/26(1)	1,500	1,482,203

8.00%, 12/15/25(1)	1,500	1,528,095

		$6,634,204

Air Transport — 0.7%

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)	19,300	$18,410,882

5.75%, 4/20/29(1)	14,475	13,198,088

Delta Air Lines, Inc., 7.00%, 5/1/25(1)	5,300	5,375,176

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	7,925	7,377,795

United Airlines, Inc.:

4.375%, 4/15/26(1)	5,050	4,618,315

4.625%, 4/15/29(1)	5,050	4,327,976

		$53,308,232

Airlines — 0.1%

Air Canada, 3.875%, 8/15/26(1)	7,550	$6,691,527

		$6,691,527

Automotive — 0.2%

Clarios Global, L.P., 6.75%, 5/15/25(1)	2,183	$2,187,628

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Security		(000’s omitted)	Value

Automotive (continued)

Clarios Global, L.P./Clarios US Finance Co., 6.25%, 5/15/26(1)		4,478	$4,343,033

Tenneco, Inc.:

5.125%, 4/15/29(1)		10,125	10,056,178

7.875%, 1/15/29(1)		550	545,812

			$17,132,651

Building and Development — 0.1%

Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)		3,625	$3,455,586

Winnebago Industries, Inc., 6.25%, 7/15/28(1)		1,100	1,025,120

			$4,480,706

Business Equipment and Services — 1.0%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		2,475	$2,368,315

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:

4.625%, 6/1/28(1)		20,725	16,994,085

4.625%, 6/1/28(1)		28,825	24,169,890

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)		9,125	9,097,716

5.75%, 4/15/26(1)		17,950	17,504,291

			$70,134,297

Cable and Satellite Television — 0.7%

Altice France S.A.:

5.125%, 1/15/29(1)		1,600	$1,206,312

5.125%, 7/15/29(1)		63,200	47,716,000

5.50%, 10/15/29(1)		6,455	4,934,363

			$53,856,675

Chemicals — 0.2%

Cheever Escrow Issuer, LLC, 7.125%, 10/1/27(1)		1,075	$988,350

INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	2,000	1,780,632

INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,700	3,135,287

Olympus Water US Holding Corp., 4.25%, 10/1/28(1)		10,050	8,184,148

			$14,088,417

Commercial Services — 0.1%

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		8,775	$8,196,014

			$8,196,014

	Principal
	Amount*
Security	(000’s omitted)	Value

Communications Equipment — 0.1%

CommScope, Inc., 4.75%, 9/1/29(1)	7,038	$5,962,025

		$5,962,025

Containers & Packaging — 0.2%

Clydesdale Acquisition Holdings, Inc., 6.625%, 4/15/29(1)	2,525	$2,400,631

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC:

4.00%, 10/15/27(1)	6,325	5,614,070

4.375%, 10/15/28(1)	10,100	8,851,489

		$16,866,190

Diversified Financial Services — 0.2%

AG Issuer, LLC, 6.25%, 3/1/28(1)	11,581	$10,792,649

AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)	3,350	3,367,051

NFP Corp., 7.50%, 10/1/30(1)	3,350	3,194,252

		$17,353,952

Diversified Telecommunication Services — 0.1%

Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)	7,625	$6,318,984

Zayo Group Holdings, Inc., 4.00%, 3/1/27(1)	4,000	3,097,340

		$9,416,324

Drugs — 0.1%

Jazz Securities DAC, 4.375%, 1/15/29(1)	10,050	$8,944,701

		$8,944,701

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc., 4.25%, 6/1/25(1)	6,025	$5,760,683

		$5,760,683

Electronics/Electrical — 0.3%

GoTo Group, Inc., 5.50%, 9/1/27(1)	12,010	$6,996,065

Imola Merger Corp., 4.75%, 5/15/29(1)	20,200	17,451,689

		$24,447,754

Entertainment — 0.1%

AMC Entertainment Holdings, Inc., 7.50%, 2/15/29(1)	9,650	$6,646,630

Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	2,412	2,105,094

Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	1,208	1,221,530

		$9,973,254

Health Care — 0.6%

HCA, Inc., 5.25%, 4/15/25	1,250	$1,229,232

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Health Care (continued)

Medline Borrower, L.P., 3.875%, 4/1/29(1)	25,150	$20,589,048

RP Escrow Issuer, LLC, 5.25%, 12/15/25(1)	2,650	1,988,082

Tenet Healthcare Corp., 4.25%, 6/1/29(1)	25,375	21,417,134

		$45,223,496

Hotels, Restaurants & Leisure — 0.5%

Carnival Corporation, 4.00%, 8/1/28(1)	37,975	$30,664,813

SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,425	2,487,165

		$33,151,978

Household Products — 0.0%(3)

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(1)	1,300	$1,180,199

		$1,180,199

Insurance — 0.0%(3)

Alliant Holdings Intermediate LLC/Alliant Holdings Co., 4.25%, 10/15/27(1)	700	$631,792

NFP Corp., 4.875%, 8/15/28(1)	1,000	864,290

		$1,496,082

Internet Software & Services — 0.3%

Arches Buyer, Inc., 4.25%, 6/1/28(1)	7,525	$6,190,667

Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(1)	15,225	14,586,464

		$20,777,131

IT Services — 0.1%

Rackspace Technology Global, Inc., 3.50%, 2/15/28(1)	5,785	$3,830,424

		$3,830,424

Leisure Goods/Activities/Movies — 0.3%

Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)	3,475	$3,096,438

NCL Corp., Ltd., 5.875%, 2/15/27(1)	22,375	20,005,376

		$23,101,814

Machinery — 0.2%

Madison IAQ, LLC, 4.125%, 6/30/28(1)	12,300	$10,206,171

TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,950	4,450,149

		$14,656,320

Media — 0.4%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	6,700	$1,348,375

	Principal
	Amount*
Security	(000’s omitted)	Value

Media (continued)

iHeartCommunications, Inc.:

4.75%, 1/15/28(1)	2,975	$2,600,105

5.25%, 8/15/27(1)	2,500	2,282,000

6.375%, 5/1/26	1,159	1,107,530

8.375%, 5/1/27	2,101	1,891,358

Univision Communications, Inc.:

4.50%, 5/1/29(1)	10,075	8,505,315

7.375%, 6/30/30(1)	12,850	12,447,859

		$30,182,542

Oil, Gas & Consumable Fuels — 0.2%

CITGO Petroleum Corporation:

6.375%, 6/15/26(1)	2,100	$2,073,519

7.00%, 6/15/25(1)	12,175	12,003,089

		$14,076,608

Pharmaceuticals — 0.1%

Bausch Health Companies, Inc.:

4.875%, 6/1/28(1)	9,050	$5,562,356

6.125%, 2/1/27(1)	6,425	4,235,171

		$9,797,527

Professional Services — 0.1%

CoreLogic, Inc., 4.50%, 5/1/28(1)	6,000	$4,048,125

		$4,048,125

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	7,925	$7,209,531

		$7,209,531

Retail — 0.1%

Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	6,790	$5,917,926

		$5,917,926

Retailers (Except Food and Drug) — 0.0%(3)

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,575	$1,441,141

		$1,441,141

Software — 0.3%

Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,850	$4,776,280

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Software (continued)

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)	2,675	$2,517,229

9.25%, 4/15/25(1)	2,925	2,839,400

Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)	13,575	11,453,574

		$21,586,483

Technology — 0.1%

Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	12,575	$10,814,179

		$10,814,179

Telecommunications — 0.4%

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	10,125	$8,554,916

Lumen Technologies, Inc., 4.00%, 2/15/27(1)	11,175	9,517,859

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	10,575	8,429,125

		$26,501,900

Trading Companies & Distributors — 0.1%

American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	875	$773,802

SRS Distribution, Inc., 4.625%, 7/1/28(1)	5,100	4,489,377

		$5,263,179

Wireless Telecommunication Services — 0.1%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	7,250	$6,203,426

		$6,203,426

Total Corporate Bonds (identified cost $725,253,951)		$619,707,617

Exchange-Traded Funds — 0.2%
Security	Shares	Value

SPDR Blackstone Senior Loan ETF	384,000	$15,874,560

Total Exchange-Traded Funds (identified cost $17,625,066)		$15,874,560

Preferred Stocks — 0.1%
Security		Shares	Value

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(4)(5)(6)		9,245	$0

			$0

Nonferrous Metals/Minerals — 0.1%

ACNR Holdings, Inc., 15.00% (PIK)(5)(6)		14,309	$8,835,807

			$8,835,807

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC:

Series A, 8.00% (PIK)(4)(5)(6)		5,438	$0

Series B, 10.00% (PIK)(4)(5)(6)		22,162	0

			$0

Total Preferred Stocks (identified cost $1,794,236)			$8,835,807

Senior Floating-Rate Loans — 110.8%(7)
		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Aerospace and Defense — 2.5%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,179	$3,534,138

Term Loan, 4.10%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	1,071	906,189

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 5.532%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	4,300	3,952,011

Term Loan, 8.173%, (USD LIBOR + 3.50%), 1/18/27(8)		3,469	3,399,034

Dynasty Acquisition Co., Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/6/26		37,583	35,402,728

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/6/26		20,209	19,036,895

IAP Worldwide Services, Inc., Term Loan - Second Lien, 10.174%, (3 mo. USD LIBOR + 6.50%), 7/18/23(4)		1,195	927,699

Spirit Aerosystems, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 1/15/25		8,263	8,204,345

TransDigm, Inc.:

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 8/22/24		29,668	29,231,417

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 12/9/25		46,661	45,629,966

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Aerospace and Defense (continued)

WP CPP Holdings, LLC, Term Loan, 8.168%, (USD LIBOR + 3.75%), 4/30/25(8)		35,566	$30,586,375

			$180,810,797

Airlines — 1.7%

American Airlines, Inc.:

Term Loan, 5.346%, (1 mo. USD LIBOR + 1.75%), 6/27/25		8,335	$7,898,037

Term Loan, 8.993%, (3 mo. USD LIBOR + 4.75%), 4/20/28		36,000	35,691,444

Mileage Plus Holdings, LLC, Term Loan, 8.777%, (3 mo. USD LIBOR + 5.25%), 6/21/27		22,586	23,108,557

SkyMiles IP, Ltd., Term Loan, 7.993%, (3 mo. USD LIBOR + 3.75%), 10/20/27		37,975	38,365,307

United Airlines, Inc., Term Loan, 8.108%, (3 mo. USD LIBOR + 3.75%), 4/21/28		24,145	23,633,342

			$128,696,687

Apparel & Luxury Goods — 0.1%

Samsonite International S.A., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/25/25		4,469	$4,278,993

			$4,278,993

Auto Components — 2.8%

Adient US, LLC, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/10/28		14,918	$14,452,231

American Axle and Manufacturing, Inc., Term Loan, 5.84%, (1 mo. USD LIBOR + 2.25%), 4/6/24		14,328	14,170,545

Chassix, Inc., Term Loan, 8.272%, (USD LIBOR + 5.50%), 11/15/23(8)		10,132	9,292,298

Clarios Global, L.P.:

Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	31,981	29,511,095

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/30/26		19,784	19,295,909

DexKo Global, Inc.:

Term Loan, 5.133%, (1 mo. EURIBOR + 4.00%), 10/4/28	EUR	1,115	972,576

Term Loan, 5.218%, (EURIBOR + 4.00%), 10/4/28(8)	EUR	6,931	6,044,458

Term Loan, 5.578%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	3,604	3,143,284

Term Loan, 7.476%, (USD LIBOR + 3.75%), 10/4/28(8)		14,403	13,083,892

Garrett LX I S.a.r.l.:

Term Loan, 5.105%, (3 mo. EURIBOR + 3.50%), 4/30/28	EUR	17,397	16,117,868

Term Loan, 7.67%, (3 mo. USD LIBOR + 3.25%), 4/30/28		6,336	6,177,600

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Auto Components (continued)

LTI Holdings, Inc.:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 9/6/25		8,157	$7,631,332

Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 7/24/26		8,051	7,568,028

Tenneco, Inc., Term Loan, 6.206%, (1 mo. USD LIBOR + 3.00%), 10/1/25		35,937	35,829,168

TI Group Automotive Systems, LLC, Term Loan, 4.443%, (1 mo. EURIBOR + 3.25%), 12/16/26	EUR	10,439	9,568,615

Truck Hero, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 1/31/28		16,572	14,309,005

Wheel Pros, LLC, Term Loan, 8.825%, (3 mo. USD LIBOR + 4.50%), 5/11/28		2,029	1,484,186

			$208,652,090

Automobiles — 0.7%

Bombardier Recreational Products, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 5/24/27		35,551	$34,239,658

MajorDrive Holdings IV, LLC, Term Loan, 7.125%, (3 mo. USD LIBOR + 4.00%), 6/1/28		16,046	14,822,155

			$49,061,813

Beverages — 0.3%

Arterra Wines Canada, Inc., Term Loan, 7.142%, (3 mo. USD LIBOR + 3.50%), 11/24/27		3,520	$3,223,441

City Brewing Company, LLC, Term Loan, 6.814%, (1 mo. USD LIBOR + 3.50%), 4/5/28		6,428	4,443,637

Triton Water Holdings, Inc., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 3/31/28		12,361	11,067,278

			$18,734,356

Biotechnology — 0.5%

Alkermes, Inc., Term Loan, 5.98%, (1 mo. USD LIBOR + 2.50%), 3/12/26		12,832	$12,351,258

Alltech, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 10/13/28		8,014	7,703,878

Grifols Worldwide Operations USA, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 11/15/27		17,268	16,605,844

			$36,660,980

Building Products — 1.2%

ACProducts, Inc., Term Loan, 7.325%, (USD LIBOR + 4.25%), 5/17/28(8)		20,585	$14,432,956

Cornerstone Building Brands, Inc., Term Loan, 6.589%, (1 mo. USD LIBOR + 3.25%), 4/12/28		24,655	20,794,600

CPG International, Inc., Term Loan, 6.269%, (SOFR + 2.50%), 4/28/29		14,950	14,499,168

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Building Products (continued)

LHS Borrower, LLC, Term Loan, 8.579%, (SOFR + 4.75%), 2/16/29		16,214	$12,876,554

MI Windows and Doors, LLC, Term Loan, 7.329%, (SOFR + 3.50%), 12/18/27		6,415	6,258,774

Standard Industries, Inc., Term Loan, 6.675%, (6 mo. USD LIBOR + 2.50%), 9/22/28		16,752	16,440,954

			$85,303,006

Capital Markets — 4.7%

Advisor Group, Inc., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 7/31/26		38,748	$37,319,242

AllSpring Buyer, LLC, Term Loan, 6.688%, (3 mo. USD LIBOR + 3.00%), 11/1/28		8,313	8,219,543

Andromeda Investissements, Term Loan, 4.00%, (3 mo. EURIBOR + 3.00%), 6/12/26	EUR	5,250	4,967,808

Aretec Group, Inc., Term Loan, 8.079%, (SOFR + 4.25%), 10/1/25		25,783	25,090,241

Axalta Coating Systems US Holdings, Inc., Term Loan, 5.424%, (3 mo. USD LIBOR + 1.75%), 6/1/24		13,906	13,772,666

Brookfield Property REIT, Inc., Term Loan, 6.289%, (SOFR + 2.50%), 8/27/25		5,701	5,580,425

CeramTec AcquiCo GmbH, Term Loan, 4.332%, (3 mo. EURIBOR + 3.75%), 3/16/29	EUR	14,461	13,249,425

Citadel Securities L.P., Term Loan, 6.843%, (SOFR + 3.00%), 2/2/28		2,500	2,487,500

Clipper Acquisitions Corp., Term Loan, 4.924%, (1 mo. USD LIBOR + 1.75%), 3/3/28		7,875	7,727,603

Edelman Financial Center, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/7/28		30,510	28,512,997

EIG Management Company, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 2/22/25		2,698	2,623,683

FinCo I, LLC, Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/27/25		19,622	19,582,460

Focus Financial Partners, LLC:

Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 7/3/24		22,480	22,197,125

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/30/28		10,942	10,719,454

Franklin Square Holdings, L.P., Term Loan, 6.063%, (1 mo. USD LIBOR + 2.25%), 8/1/25		6,552	6,453,692

Greenhill & Co., Inc., Term Loan, 6.32%, (1 mo. USD LIBOR + 3.25%), 4/12/24		5,525	5,414,114

Guggenheim Partners, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 7/21/23		32,597	32,434,487

HighTower Holdings, LLC, Term Loan, 8.278%, (3 mo. USD LIBOR + 4.00%), 4/21/28		12,177	11,355,287

Hudson River Trading, LLC, Term Loan, 6.164%, (SOFR + 3.00%), 3/20/28		30,042	27,680,923

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Capital Markets (continued)

LPL Holdings, Inc., Term Loan, 4.878%, (1 mo. USD LIBOR + 1.75%), 11/12/26		19,353	$19,135,027

Mariner Wealth Advisors, LLC, Term Loan, 7.065%, (SOFR + 3.25%), 8/18/28		15,222	14,670,512

Victory Capital Holdings, Inc.:

Term Loan, 5.962%, (SOFR + 2.25%), 7/1/26		18,855	18,495,568

Term Loan, 5.962%, (SOFR + 2.25%), 12/29/28		8,636	8,455,472

			$346,145,254

Chemicals — 4.5%

Aruba Investments, Inc.:

Term Loan, 4.979%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	4,211	$3,828,484

Term Loan, 7.576%, (1 mo. USD LIBOR + 4.00%), 11/24/27		6,206	5,848,981

Caldic B.V., Term Loan, 5.105%, (3 mo. EURIBOR + 3.50%), 2/3/29	EUR	6,000	5,418,079

Chemours Company (The), Term Loan, 3.20%, (3 mo. EURIBOR + 2.00%), 4/3/25	EUR	5,595	5,253,031

Colouroz Investment 1 GmbH:

Term Loan, 5.752%, (EURIBOR + 4.25%), 9/21/23(8)	EUR	1,165	886,729

Term Loan, 5.751%, (EURIBOR + 4.25%), 9/21/23(8)	EUR	27	20,701

CPC Acquisition Corp., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/29/27		19,799	15,838,800

Flint Group GmbH:

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	32	24,257

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	73	55,234

Term Loan, 5.751%, (3 mo. EURIBOR + 4.25%), 9/21/23	EUR	144	109,443

Term Loan, 6.50%, (EURIBOR + 5.00%), 5.75% cash, 0.75% PIK, 9/21/23(8)	EUR	1,103	839,418

Term Loan, 9.32%, (3 mo. USD LIBOR + 5.00%), 8.57% cash, 0.75% PIK, 9/21/23		1,324	1,001,467

Flint Group US, LLC:

Term Loan, 9.32%, (3 mo. USD LIBOR + 5.00%), 8.57% cash, 0.75% PIK, 9/21/23		8,005	6,054,138

Term Loan, 9.32%, (3 mo. USD LIBOR + 5.00%), 8.57% cash, 0.75% PIK, 9/21/23		1,990	1,477,826

Gemini HDPE, LLC, Term Loan, 7.358%, (3 mo. USD LIBOR + 3.00%), 12/31/27		5,952	5,738,619

GEON Performance Solutions, LLC, Term Loan, 8.174%, (1 mo. USD LIBOR + 4.50%), 8/18/28		7,698	7,479,872

Groupe Solmax, Inc., Term Loan, 8.392%, (3 mo. USD LIBOR + 4.75%), 5/29/28		22,082	19,321,774

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Chemicals (continued)

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	2,325	$2,106,208

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 8/28/26		2,471	2,248,844

INEOS Finance PLC:

Term Loan, 3.133%, (1 mo. EURIBOR + 2.00%), 4/1/24	EUR	7,878	7,654,203

Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 11/8/28	EUR	9,675	8,676,894

INEOS Quattro Holdings UK Ltd., Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 1/29/26	EUR	30,000	26,806,283

INEOS Styrolution US Holding, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/29/26		15,207	14,354,866

INEOS US Finance, LLC:

Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 4/1/24		790	777,025

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 11/8/28		6,836	6,380,508

Kraton Corporation, Term Loan, 6.718%, (SOFR + 3.25%), 3/15/29		6,194	6,000,316

Kraton Polymers Holdings B.V., Term Loan, 4.25%, (3 mo. EURIBOR + 3.25%), 3/15/29	EUR	4,650	4,239,221

Lonza Group AG:

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 7/3/28	EUR	7,875	7,009,084

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 7/3/28	EUR	9,025	8,032,633

Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 7/3/28		24,160	21,357,328

LSF11 Skyscraper Holdco S.a.r.l.:

Term Loan, 4.693%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	13,775	13,037,985

Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 9/29/27		5,590	5,394,741

Messer Industries GmbH:

Term Loan, 3.693%, (2 mo. EURIBOR + 2.50%), 3/2/26	EUR	2,152	2,033,311

Term Loan, 6.174%, (3 mo. USD LIBOR + 2.50%), 3/2/26		5,010	4,931,885

Momentive Performance Materials, Inc., Term Loan, 7.01%, (1 mo. USD LIBOR + 3.25%), 5/15/24		1,114	1,102,987

Olympus Water US Holding Corporation:

Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 11/9/28		5,484	5,007,666

Term Loan, 8.153%, (SOFR + 4.50%), 11/9/28		5,920	5,449,590

Orion Engineered Carbons GmbH:

Term Loan, 3.693%, (3 mo. EURIBOR + 2.50%), 9/24/28	EUR	1,250	1,187,444

Term Loan, 5.924%, (3 mo. USD LIBOR + 2.25%), 9/24/28		4,901	4,752,466

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Chemicals (continued)

PQ Corporation, Term Loan, 6.915%, (3 mo. USD LIBOR + 2.50%), 6/9/28		25,462	$24,634,727

Rohm Holding GmbH:

Term Loan, 4.881%, (6 mo. EURIBOR + 4.25%), 7/31/26	EUR	2,350	1,842,426

Term Loan, 8.121%, (3 mo. USD LIBOR + 4.75%), 7/31/26		19,534	14,894,741

Spectrum Holdings III Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 1/31/25		5,530	5,070,731

Starfruit Finco B.V., Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 10/1/25		8,204	7,765,127

Trinseo Materials Operating S.C.A., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 5/3/28		7,668	6,679,645

Tronox Finance, LLC:

Term Loan, 5.938%, (USD LIBOR + 2.25%), 3/10/28(8)		12,836	12,138,188

Term Loan, 6.803%, (SOFR + 3.25%), 4/4/29		3,955	3,796,920

W.R. Grace & Co.-Conn., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/22/28		17,071	16,453,696

			$331,014,542

Commercial Services & Supplies — 2.2%

Allied Universal Holdco, LLC, Term Loan, 4.883%, (1 mo. EURIBOR + 3.75%), 5/12/28	EUR	9,503	$8,270,536

Asplundh Tree Expert, LLC, Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 9/7/27		10,241	10,094,584

Belfor Holdings, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 4/6/26		6,882	6,818,795

Clean Harbors, Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 10/8/28		4,722	4,705,291

Covanta Holding Corporation:

Term Loan, 6.229%, (1 mo. USD LIBOR + 2.50%), 11/30/28		2,245	2,219,477

Term Loan, 6.229%, (1 mo. USD LIBOR + 2.50%), 11/30/28		169	167,088

EnergySolutions, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/9/25		18,180	16,907,534

Garda World Security Corporation, Term Loan, 7.24%, (3 mo. USD LIBOR + 4.25%), 10/30/26		13,008	12,433,839

GFL Environmental, Inc., Term Loan, 7.415%, (3 mo. USD LIBOR + 3.00%), 5/30/25		7,648	7,620,584

Harsco Corporation, Term Loan, 6.063%, (1 mo. USD LIBOR + 2.25%), 3/10/28		3,827	3,358,765

LABL, Inc., Term Loan, 8.754%, (1 mo. USD LIBOR + 5.00%), 10/29/28		9,454	8,751,636

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Commercial Services & Supplies (continued)

Monitronics International, Inc., Term Loan, 11.915%, (3 mo. USD LIBOR + 6.50%), 3/29/24		15,011	$9,932,406

PECF USS Intermediate Holding III Corporation, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 12/15/28		8,122	6,314,390

Phoenix Services International, LLC:

DIP Loan, 5.559%, (SOFR + 2.00%), 3/28/23		1,468	1,468,372

Term Loan, 0.00%, 3/1/25(11)		14,735	3,296,942

Prime Security Services Borrower, LLC, Term Loan, 6.505%, (3 mo. USD LIBOR + 2.75%), 9/23/26		17,895	17,658,683

SITEL Group, Term Loan, 4.883%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	7,075	6,716,562

SITEL Worldwide Corporation, Term Loan, 7.51%, (1 mo. USD LIBOR + 3.75%), 8/28/28		13,546	13,359,596

Tempo Acquisition, LLC, Term Loan, 6.729%, (SOFR + 3.00%), 8/31/28		4,242	4,195,129

TruGreen Limited Partnership, Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 11/2/27		4,986	4,630,922

Werner FinCo, L.P., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 7/24/24		11,528	10,490,453

			$159,411,584

Communications Equipment — 0.4%

CommScope, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/6/26		19,305	$18,484,409

Digi International, Inc., Term Loan, 8.754%, (1 mo. USD LIBOR + 5.00%), 11/1/28		5,321	5,234,956

Tiger Acquisition, LLC, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 6/1/28		3,369	3,154,966

			$26,874,331

Construction Materials — 0.4%

Oscar AcquisitionCo, LLC, Term Loan, 8.153%, (SOFR + 4.50%), 4/29/29		14,400	$13,082,400

Quikrete Holdings, Inc.:

Term Loan, 6.379%, (1 mo. USD LIBOR + 2.63%), 2/1/27		4,791	4,667,728

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 6/11/28		11,418	11,152,300

			$28,902,428

Containers & Packaging — 1.7%

Berlin Packaging, LLC, Term Loan, 6.911%, (USD LIBOR + 3.75%), 3/11/28(8)		12,280	$11,780,748

BWAY Holding Company, Term Loan, 6.378%, (1 mo. USD LIBOR + 3.25%), 4/3/24		10,928	10,397,500

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Containers & Packaging (continued)

Clydesdale Acquisition Holdings, Inc., Term Loan, 8.004%, (SOFR + 4.18%), 4/13/29		11,820	$11,404,688

Kouti B.V., Term Loan, 3.757%, (3 mo. EURIBOR + 3.18%), 8/31/28	EUR	32,750	28,912,882

Pregis TopCo Corporation:

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 7/31/26		1,634	1,561,353

Term Loan, 7.843%, (1 mo. USD LIBOR + 4.00%), 7/31/26		2,358	2,254,903

Pretium PKG Holdings, Inc.:

Term Loan, 7.60%, (3 mo. USD LIBOR + 4.00%), 10/2/28		7,816	6,871,514

Term Loan - Second Lien, 10.205%, (3 mo. USD LIBOR + 6.75%), 10/1/29		7,100	5,999,500

Pro Mach Group, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 8/31/28		4,822	4,708,899

Proampac PG Borrower, LLC, Term Loan, 7.842%, (USD LIBOR + 3.75%), 11/3/25(8)		26,020	24,841,185

Trident TPI Holdings, Inc.:

Term Loan, 6.30%, (3 mo. USD LIBOR + 4.00%), 9/15/28(9)		818	778,128

Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 10/17/24		12,388	12,217,903

Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 9/15/28		5,743	5,462,066

			$127,191,269

Distributors — 0.6%

Autokiniton US Holdings, Inc., Term Loan, 7.80%, (1 mo. USD LIBOR + 4.50%), 4/6/28		22,517	$21,114,953

Phillips Feed Service, Inc., Term Loan, 10.48%, (1 mo. USD LIBOR + 7.00%), 11/13/24(4)		543	434,800

White Cap Buyer, LLC, Term Loan, 7.479%, (SOFR + 3.75%), 10/19/27		23,406	22,223,971

			$43,773,724

Diversified Consumer Services — 0.9%

Ascend Learning, LLC:

Term Loan, 7.132%, (1 mo. USD LIBOR + 3.50%), 12/11/28		15,095	$13,899,933

Term Loan - Second Lien, 9.504%, (1 mo. USD LIBOR + 5.75%), 12/10/29		5,243	4,469,931

Corporation Service Company, Term Loan, 8/31/29(10)		5,800	5,694,875

FrontDoor, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 6/17/28		963	933,126

KUEHG Corp.:

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 2/21/25		35,133	33,741,983

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Diversified Consumer Services (continued)

KUEHG Corp.: (continued)

Term Loan - Second Lien, 12.004%, (1 mo. USD LIBOR + 8.25%), 8/22/25		4,075	$3,969,050

Sotheby’s, Term Loan, 8.579%, (3 mo. USD LIBOR + 4.50%), 1/15/27		5,440	5,342,705

			$68,051,603

Diversified Financial Services — 0.5%

Concorde Midco Ltd., Term Loan, 5.16%, (3 mo. EURIBOR + 4.00%), 3/1/28	EUR	7,480	$6,720,660

Sandy BidCo B.V., Term Loan, 6.038%, (6 mo. EURIBOR + 4.00%), 8/17/29	EUR	22,608	21,337,307

Zephyr Bidco Limited:

Term Loan, 4.693%, (1 mo. EURIBOR + 3.75%), 7/23/25	EUR	5,025	4,228,511

Term Loan, 6.934%, (SONIA + 4.75%), 7/23/25	GBP	8,725	7,829,559

			$40,116,037

Diversified Telecommunication Services — 4.6%

Altice France S.A.:

Term Loan, 6.905%, (3 mo. USD LIBOR + 4.00%), 8/14/26		6,111	$5,617,482

Term Loan, 7.767%, (3 mo. USD LIBOR + 3.69%), 1/31/26		10,584	9,555,216

CenturyLink, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 3/15/27		50,922	47,601,542

GEE Holdings 2, LLC:

Term Loan, 11.604%, (3 mo. USD LIBOR + 8.00%), 3/24/25		9,869	9,905,850

Term Loan - Second Lien, 11.854%, (3 mo. USD LIBOR + 8.25%), 5.104% cash, 6.75% PIK, 3/23/26		7,355	5,639,016

LCPR Loan Financing, LLC, Term Loan, 7.162%, (1 mo. USD LIBOR + 3.75%), 10/16/28		1,800	1,758,938

Numericable Group S.A.:

Term Loan, 4.605%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	6,241	5,697,445

Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 7/31/25		17,114	15,592,049

Telenet Financing USD, LLC, Term Loan, 5.412%, (1 mo. USD LIBOR + 2.00%), 4/30/28		38,225	37,105,543

Telenet International Finance S.a.r.l., Term Loan, 2.613%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	6,565	6,111,563

UPC Broadband Holding B.V.:

Term Loan, 2.863%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	5,650	5,227,656

Term Loan, 3.363%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	15,150	14,139,167

Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 4/30/28		7,125	6,961,716

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Diversified Telecommunication Services (continued)

UPC Financing Partnership, Term Loan, 6.337%, (1 mo. USD LIBOR + 2.93%), 1/31/29		31,475	$30,851,134

Virgin Media Bristol, LLC:

Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 1/31/28		44,255	43,477,885

Term Loan, 6.662%, (1 mo. USD LIBOR + 3.25%), 1/31/29		500	493,047

Virgin Media Ireland Limited, Term Loan, 3.863%, (6 mo. EURIBOR + 3.50%), 7/15/29	EUR	12,500	11,609,365

Virgin Media SFA Finance Limited:

Term Loan, 3.345%, (1 mo. EURIBOR + 2.50%), 1/31/29	EUR	13,800	12,734,339

Term Loan, 5.469%, (SONIA + 3.25%), 1/15/27	GBP	11,825	12,170,911

Zayo Group Holdings, Inc., Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	4,461	3,583,876

Ziggo B.V., Term Loan, 3.764%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	26,500	24,247,857

Ziggo Financing Partnership, Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 4/30/28		30,034	29,299,337

			$339,380,934

Electrical Equipment — 0.1%

AZZ, Inc., Term Loan, 8.079%, (SOFR + 4.25%), 5/13/29		2,294	$2,276,431

GrafTech Finance, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 2/12/25		4,844	4,620,379

II-VI Incorporated, Term Loan, 5.878%, (1 mo. USD LIBOR + 2.75%), 7/2/29		1,613	1,569,769

			$8,466,579

Electronic Equipment, Instruments & Components — 1.3%

Chamberlain Group, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 11/3/28		20,346	$18,561,721

Creation Technologies, Inc., Term Loan, 9.248%, (3 mo. USD LIBOR + 5.50%), 10/5/28		12,562	10,426,356

Ingram Micro, Inc., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 6/30/28		6,062	5,857,352

Minimax Viking GmbH, Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 7/31/25	EUR	1,904	1,828,150

Mirion Technologies, Inc., Term Loan, 5.627%, (6 mo. USD LIBOR + 2.75%), 10/20/28		8,037	7,850,912

Robertshaw US Holding Corp., Term Loan, 7.313%, (1 mo. USD LIBOR + 3.50%), 2/28/25		20,706	16,927,084

Verifone Systems, Inc., Term Loan, 6.997%, (3 mo. USD LIBOR + 4.00%), 8/20/25		19,617	17,526,406

Verisure Holding AB:

Term Loan, 3.473%, (6 mo. EURIBOR + 3.25%), 3/27/28	EUR	11,550	10,722,293

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Electronic Equipment, Instruments & Components (continued)

Verisure Holding AB: (continued)

Term Loan, 3.753%, (6 mo. EURIBOR + 3.25%), 7/20/26	EUR	4,900	$4,573,669

			$94,273,943

Energy Equipment & Services — 0.3%

Ameriforge Group, Inc.:

Term Loan, 15.025%, (1 mo. USD LIBOR + 13.00%), 12/29/23(9)		2,149	$1,066,459

Term Loan, 16.67%, (3 mo. USD LIBOR + 13.00%), 11.67% cash, 5.00% PIK, 12/31/23		16,884	8,378,748

Lealand Finance Company B.V.:

Letter of Credit, 4.153%, 6/28/24(9)		10,000	8,200,000

Term Loan, 7.75%, (1 mo. USD LIBOR + 4.00%), 4.75% cash, 3.00% PIK, 6/30/25		3,332	1,777,040

			$19,422,247

Engineering & Construction — 1.3%

Aegion Corporation, Term Loan, 8.504%, (1 mo. USD LIBOR + 4.75%), 5/17/28		17,856	$16,553,604

Amentum Government Services Holdings, LLC:

Term Loan, 7.393%, (SOFR + 4.00%), 2/15/29		8,803	8,560,857

Term Loan, 7.798%, (3 mo. USD LIBOR + 4.00%), 1/29/27		10,511	10,222,097

American Residential Services, LLC, Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/15/27		8,532	8,318,938

APi Group DE, Inc.:

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 10/1/26		13,447	13,280,240

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/3/29		7,510	7,417,140

Centuri Group, Inc., Term Loan, 5.57%, (3 mo. USD LIBOR + 2.50%), 8/27/28		9,249	9,074,142

Northstar Group Services, Inc., Term Loan, 9.254%, (1 mo. USD LIBOR + 5.50%), 11/12/26		13,315	13,148,652

USIC Holdings, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/12/28		7,863	7,493,028

			$94,068,698

Entertainment — 2.5%

Alchemy Copyrights, LLC, Term Loan, 6.128%, (1 mo. USD LIBOR + 3.00%), 3/10/28		4,337	$4,315,010

AMC Entertainment Holdings, Inc., Term Loan, 6.314%, (1 mo. USD LIBOR + 3.00%), 4/22/26		21,362	15,274,076

City Football Group Limited, Term Loan, 6.484%, (3 mo. USD LIBOR + 3.50%), 7/21/28		15,632	14,615,803

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Entertainment (continued)

Crown Finance US, Inc.:

DIP Loan, 0.00%, 9/7/23(9)		881	$884,833

DIP Loan, 13.612%, (SOFR + 10.00%), 9/7/23		10,482	10,530,379

Delta 2 (LUX) S.a.r.l., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 2/1/24		72,728	72,743,375

Playtika Holding Corp., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 3/13/28		35,881	34,990,099

Renaissance Holding Corp.:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/30/25		6,984	6,771,212

Term Loan, 7.608%, (SOFR + 4.50%), 3/30/29		2,793	2,709,210

Term Loan - Second Lien, 10.754%, (1 mo. USD LIBOR + 7.00%), 5/29/26		3,175	3,034,770

UFC Holdings, LLC, Term Loan, 7.11%, (3 mo. USD LIBOR + 2.75%), 4/29/26		18,198	17,838,641

Vue International Bidco PLC:

Term Loan, 5.66%, (2 mo. EURIBOR + 4.75%), 7/3/26	EUR	3,433	2,318,151

Term Loan, 9.766%, (3 mo. EURIBOR + 8.00%), 6/30/27	EUR	384	358,432

			$186,383,991

Equity Real Estate Investment Trusts (REITs) — 0.1%

Iron Mountain, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 1/2/26		9,049	$8,901,585

			$8,901,585

Food Products — 1.3%

8th Avenue Food & Provisions, Inc., Term Loan, 8.382%, (1 mo. USD LIBOR + 4.75%), 10/1/25		7,326	$6,428,565

Badger Buyer Corp., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 9/30/24		9,594	8,454,399

CHG PPC Parent, LLC:

Term Loan, 4.633%, (1 mo. EURIBOR + 3.50%), 3/31/25	EUR	2,000	1,876,850

Term Loan, 6.632%, (1 mo. USD LIBOR + 3.00%), 12/8/28		6,293	6,104,574

Del Monte Foods, Inc., Term Loan, 7.827%, (SOFR + 4.35%), 5/16/29		6,625	6,446,953

Froneri International, Ltd.:

Term Loan, 3.006%, (6 mo. EURIBOR + 2.38%), 1/29/27	EUR	1,500	1,355,446

Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 1/29/27		8,796	8,510,013

Monogram Food Solutions, LLC, Term Loan, 7.813%, (1 mo. USD LIBOR + 4.00%), 8/28/28		6,600	6,435,122

Nomad Foods Europe Midco Limited, Term Loan, 5.155%, (3 mo. USD LIBOR + 2.25%), 5/15/24		18,546	18,439,591

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Food Products (continued)

Sovos Brands Intermediate, Inc., Term Loan, 7.915%, (3 mo. USD LIBOR + 3.50%), 6/8/28		9,191	$8,836,978

United Petfood Group B.V., Term Loan, 4.558%, (3 mo. EURIBOR + 3.00%), 4/23/28	EUR	9,025	8,138,545

Valeo F1 Company Limited (Ireland):

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 6/30/28	EUR	9,450	7,973,137

Term Loan, 7.188%, (SONIA + 5.00%), 6/28/28	GBP	5,500	5,203,603

			$94,203,776

Gas Utilities — 0.4%

CQP Holdco, L.P., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 6/5/28		30,084	$29,756,472

			$29,756,472

Health Care Equipment & Supplies — 1.2%

Bayou Intermediate II, LLC, Term Loan, 7.302%, (3 mo. USD LIBOR + 4.50%), 8/2/28		10,645	$10,218,780

CryoLife, Inc., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 6/1/27		6,575	6,164,080

Gloves Buyer, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 12/29/27		18,448	16,787,590

ICU Medical, Inc., Term Loan, 5.961%, (SOFR + 2.25%), 1/8/29(8)		8,060	7,899,567

Journey Personal Care Corp., Term Loan, 7.924%, (3 mo. USD LIBOR + 4.25%), 3/1/28		27,725	17,854,871

Medline Borrower, L.P.:

Term Loan, 4.633%, (1 mo. EURIBOR + 3.50%), 10/23/28	EUR	1,000	916,602

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 10/23/28		31,940	29,402,099

			$89,243,589

Health Care Providers & Services — 6.1%

AEA International Holdings (Lux) S.a.r.l., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/7/28		17,518	$17,254,800

Biogroup-LCD, Term Loan, 4.742%, (3 mo. EURIBOR + 2.75%), 2/9/28	EUR	11,000	9,828,971

BW NHHC Holdco, Inc., Term Loan, 7.961%, (3 mo. USD LIBOR + 5.00%), 5/15/25		14,693	9,287,082

CAB, Term Loan, 3.527%, (3 mo. EURIBOR + 3.25%), 2/9/28	EUR	7,850	7,282,597

Cano Health, LLC, Term Loan, 7.829%, (SOFR + 4.00%), 11/23/27		7,686	6,595,783

CCRR Parent, Inc., Term Loan, 7.51%, (1 mo. USD LIBOR + 3.75%), 3/6/28		5,289	5,136,788

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Health Care Providers & Services (continued)

Cerba Healthcare S.A.S.:

Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 6/30/28	EUR	20,800	$18,739,857

Term Loan, 5.133%, (1 mo. EURIBOR + 4.00%), 2/15/29	EUR	8,600	8,047,441

CHG Healthcare Services, Inc., Term Loan, 7.004%, (3 mo. USD LIBOR + 3.25%), 9/29/28		9,244	8,993,974

Covis Finco S.a.r.l., Term Loan, 10.203%, (SOFR + 6.50%), 2/18/27		13,796	9,312,469

Dedalus Finance GmbH, Term Loan, 5.782%, (6 mo. EURIBOR + 3.75%), 7/17/27	EUR	20,150	17,424,078

Electron BidCo, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 11/1/28		8,950	8,685,492

Elsan S.A.S., Term Loan, 4.314%, (EURIBOR + 3.35%), 6/16/28(8)	EUR	4,150	3,841,062

Ensemble RCM, LLC, Term Loan, 7.944%, (SOFR + 3.75%), 8/3/26		18,703	18,445,456

Envision Healthcare Corporation:

Term Loan, 11.603%, (SOFR + 7.88%), 3/31/27		6,752	6,270,915

Term Loan - Second Lien, 6.825%, (SOFR + 4.25%), 3/31/27		47,476	20,810,511

IVC Acquisition, Ltd.:

Term Loan, 4.141%, (3 mo. EURIBOR + 3.75%), 2/13/26	EUR	9,760	8,946,032

Term Loan, 4.391%, (3 mo. EURIBOR + 4.00%), 2/13/26	EUR	20,825	19,249,002

Term Loan, 6.309%, (SONIA + 4.50%), 2/13/26	GBP	1,050	1,088,542

MDVIP, Inc., Term Loan, 7.072%, (1 mo. USD LIBOR + 3.50%), 10/16/28		5,871	5,683,378

Medical Solutions Holdings, Inc.:

Term Loan, 3.50%, 11/1/28(9)		2,124	2,052,492

Term Loan, 6.377%, (3 mo. USD LIBOR + 3.50%), 11/1/28		13,203	12,757,434

Term Loan - Second Lien, 9.877%, (3 mo. USD LIBOR + 7.00%), 11/1/29		9,500	9,143,750

Mehilainen Yhtiot Oy, Term Loan, 4.718%, (3 mo. EURIBOR + 3.53%), 8/11/25	EUR	7,975	7,408,414

Midwest Physician Administrative Services, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 3/12/28		10,133	9,178,685

National Mentor Holdings, Inc.:

Term Loan, 7.43%, (3 mo. USD LIBOR + 3.75%), 3/2/28		576	415,996

Term Loan, 7.466%, (USD LIBOR + 3.75%), 3/2/28(8)		20,783	15,008,980

Term Loan - Second Lien, 10.93%, (3 mo. USD LIBOR + 7.25%), 3/2/29		6,475	4,451,563

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Health Care Providers & Services (continued)

Option Care Health, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 10/27/28		3,068	$3,016,259

Pearl Intermediate Parent, LLC, Term Loan - Second Lien, 10.004%, (1 mo. USD LIBOR + 6.25%), 2/13/26		2,575	2,356,125

Pediatric Associates Holding Company, LLC:

Term Loan, 5.122%, (1 mo. USD LIBOR + 3.25%), 12/29/28(9)		190	184,128

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 12/29/28		1,253	1,212,195

PetVet Care Centers, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/14/25		7,877	7,404,555

Phoenix Guarantor, Inc.:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/5/26		24,303	23,376,898

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 3/5/26		4,479	4,308,599

Radiology Partners, Inc., Term Loan, 7.825%, (1 mo. USD LIBOR + 4.25%), 7/9/25		24,215	19,674,998

Radnet Management, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/21/28		13,423	13,063,901

Ramsay Generale de Sante S.A., Term Loan, 4.502%, (3 mo. EURIBOR + 2.80%), 4/22/27	EUR	9,900	9,257,800

Select Medical Corporation, Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 3/6/25		56,458	55,055,263

Sound Inpatient Physicians, Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 6/27/25		2,592	2,060,789

Synlab Bondco PLC, Term Loan, 2.778%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,600	2,458,107

TTF Holdings, LLC, Term Loan, 7.813%, (1 mo. USD LIBOR + 4.00%), 3/31/28		5,644	5,545,547

U.S. Anesthesia Partners, Inc., Term Loan, 7.378%, (1 mo. USD LIBOR + 4.25%), 10/1/28		16,467	15,611,638

WP CityMD Bidco, LLC, Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/22/28		10,410	10,144,893

			$446,073,239

Health Care Technology — 2.2%

athenahealth, Inc.:

Term Loan, 3.50%, 2/15/29(9)		1,943	$1,773,454

Term Loan, 6.967%, (SOFR + 3.50%), 2/15/29		11,434	10,437,222

Bracket Intermediate Holding Corp., Term Loan, 7.998%, (3 mo. USD LIBOR + 4.25%), 9/5/25		13,198	12,673,761

Certara, L.P., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 8/15/26		9,378	9,166,859

eResearchTechnology, Inc., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 2/4/27		9,661	9,021,009

GHX Ultimate Parent Corporation, Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 6/28/24		3,360	3,254,986

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Health Care Technology (continued)

Imprivata, Inc.:

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 12/1/27		18,352	$18,008,258

Term Loan, 7.979%, (SOFR + 4.25%), 12/1/27		3,616	3,572,246

MedAssets Software Intermediate Holdings, Inc.:

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 12/18/28		17,711	16,825,450

Term Loan - Second Lien, 10.504%, (1 mo. USD LIBOR + 6.75%), 12/17/29		9,625	8,285,518

Navicure, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 10/22/26		22,298	21,747,638

PointClickCare Technologies, Inc., Term Loan, 5.938%, (6 mo. USD LIBOR + 3.00%), 12/29/27		5,122	5,021,696

Project Ruby Ultimate Parent Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/10/28		10,022	9,459,586

Symplr Software, Inc., Term Loan, 8.694%, (SOFR + 4.50%), 12/22/27		9,190	8,606,640

Verscend Holding Corp., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 8/27/25		27,592	27,255,785

			$165,110,108

Hotels, Restaurants & Leisure — 4.4%

1011778 B.C. Unlimited Liability Company, Term Loan, 5.655%, (1 mo. USD LIBOR + 1.75%), 11/19/26		28,971	$28,234,554

Bally’s Corporation, Term Loan, 6.55%, (3 mo. USD LIBOR + 3.25%), 10/2/28		12,402	11,562,871

Carnival Corporation:

Term Loan, 3.975%, (6 mo. EURIBOR + 3.75%), 6/30/25	EUR	9,645	9,102,701

Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 6/30/25		4,112	3,872,042

Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 10/18/28		40,395	37,112,677

Churchill Downs Incorporated, Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 12/27/24		3,334	3,316,041

ClubCorp Holdings, Inc., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 9/18/24		23,636	21,286,770

Dave & Buster’s, Inc., Term Loan, 8.875%, (SOFR + 5.00%), 6/29/29		12,294	12,061,114

Fertitta Entertainment, LLC, Term Loan, 7.729%, (SOFR + 4.00%), 1/27/29		29,928	28,148,321

Great Canadian Gaming Corporation, Term Loan, 7.602%, (3 mo. USD LIBOR + 4.00%), 11/1/26		8,817	8,589,754

GVC Holdings PLC, Term Loan, 3.633%, (1 mo. EURIBOR + 2.50%), 3/29/24	EUR	21,325	20,442,192

Hilton Grand Vacations Borrower, LLC, Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 8/2/28		9,999	9,855,264

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Hotels, Restaurants & Leisure (continued)

IRB Holding Corp., Term Loan, 6.208%, (SOFR + 3.00%), 12/15/27		6,251	$6,075,014

NCL Corporation Limited, Term Loan, 1/2/24(10)		4,500	4,252,500

Oravel Stays Singapore Pte, Ltd., Term Loan, 11.86%, (3 mo. USD LIBOR + 8.25%), 6/23/26		5,974	5,227,578

Playa Resorts Holding B.V., Term Loan, 6.50%, (1 mo. USD LIBOR + 2.75%), 4/29/24		20,920	20,431,436

Scientific Games Holdings, L.P.:

Term Loan, 5.185%, (3 mo. EURIBOR + 4.00%), 4/4/29	EUR	1,000	924,837

Term Loan, 7.097%, (SOFR + 3.50%), 4/4/29		9,300	8,780,102

Scientific Games International, Inc., Term Loan, 6.402%, (SOFR + 3.00%), 4/14/29		10,474	10,365,085

SeaWorld Parks & Entertainment, Inc., Term Loan, 6.813%, (1 mo. USD LIBOR + 3.00%), 8/25/28		11,039	10,785,994

Stars Group Holdings B.V. (The):

Term Loan, 3.728%, (3 mo. EURIBOR + 2.50%), 7/21/26	EUR	12,305	11,471,661

Term Loan, 5.892%, (3 mo. USD LIBOR + 2.25%), 7/21/26		31,669	31,157,571

Travel Leaders Group, LLC, Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 1/25/24		19,763	17,552,388

			$320,608,467

Household Durables — 0.9%

Libbey Glass, Inc., Term Loan, 11.941%, (3 mo. USD LIBOR + 8.00%), 11/13/25		8,749	$8,960,657

Serta Simmons Bedding, LLC:

Term Loan, 10.793%, (1 mo. USD LIBOR + 7.50%), 8/10/23		13,879	13,505,559

Term Loan - Second Lien, 10.793%, (1 mo. USD LIBOR + 7.50%), 8/10/23		45,875	23,199,711

Solis IV B.V.:

Term Loan, 4.468%, (3 mo. EURIBOR + 4.00%), 2/26/29	EUR	4,700	3,882,255

Term Loan, 6.34%, (SOFR + 3.50%), 2/26/29		18,149	15,173,535

Spectrum Brands, Inc., Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 3/3/28		4,925	4,740,313

			$69,462,030

Household Products — 0.6%

Diamond (BC) B.V., Term Loan, 7.163%, (USD LIBOR + 2.75%), 9/29/28(8)		12,832	$12,032,991

Energizer Holdings, Inc., Term Loan, 5.875%, (1 mo. USD LIBOR + 2.25%), 12/22/27		9,021	8,758,248

Kronos Acquisition Holdings, Inc.:

Term Loan, 6.82%, (3 mo. USD LIBOR + 3.75%), 12/22/26		12,408	11,762,177

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Household Products (continued)

Kronos Acquisition Holdings, Inc.: (continued)

Term Loan, 8.94%, (SOFR + 6.00%), 12/22/26		5,707	$5,478,600

Nobel Bidco B.V., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/1/28	EUR	12,550	8,472,481

			$46,504,497

Independent Power and Renewable Electricity Producers — 0.3%

Calpine Construction Finance Company, L.P., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 1/15/25		10,602	$10,477,764

Calpine Corporation:

Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 4/5/26		3,207	3,150,645

Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 12/16/27		5,183	5,133,612

Longview Power, LLC, Term Loan, 13.674%, (3 mo. USD LIBOR + 10.00%), 7/30/25		704	693,173

			$19,455,194

Industrial Conglomerates — 0.5%

Rain Carbon GmbH, Term Loan, 3.282%, (3 mo. EURIBOR + 3.00%), 1/16/25	EUR	15,875	$14,773,110

SPX Flow, Inc., Term Loan, 8.329%, (SOFR + 4.50%), 4/5/29		25,678	24,394,571

			$39,167,681

Insurance — 2.2%

Alliant Holdings Intermediate, LLC:

Term Loan, 6.98%, (1 mo. USD LIBOR + 3.50%), 11/6/27		14,110	$13,646,337

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/9/25		3,172	3,086,048

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/9/25		5,587	5,434,159

AmWINS Group, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 2/19/28		26,084	25,553,308

AssuredPartners, Inc.:

Term Loan, 7.229%, (SOFR + 3.50%), 2/12/27		5,348	5,109,128

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/12/27		17,016	16,268,060

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/12/27		3,424	3,273,319

Financiere CEP S.A.S., Term Loan, 4.225%, (6 mo. EURIBOR + 4.00%), 6/18/27	EUR	5,242	4,869,910

Hub International Limited:

Term Loan, 7.326%, (3 mo. USD LIBOR + 3.00%), 4/25/25		18,060	17,734,360

Term Loan, 7.527%, (3 mo. USD LIBOR + 3.25%), 4/25/25		7,009	6,895,215

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Insurance (continued)

NFP Corp., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 2/15/27		32,929	$31,315,856

Ryan Specialty Group, LLC, Term Loan, 6.829%, (SOFR + 3.00%), 9/1/27		12,622	12,484,348

USI, Inc.:

Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 5/16/24		8,739	8,641,423

Term Loan, 6.924%, (3 mo. USD LIBOR + 3.25%), 12/2/26		5,729	5,624,184

			$159,935,655

Interactive Media & Services — 0.5%

Buzz Finco, LLC:

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/29/27		2,762	$2,693,138

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 1/29/27		549	540,608

Foundational Education Group, Inc., Term Loan, 7.565%, (SOFR + 3.75%), 8/31/28		3,594	3,517,895

Getty Images, Inc.:

Term Loan, 5.563%, (3 mo. EURIBOR + 5.00%), 2/19/26	EUR	3,724	3,662,278

Term Loan, 7.625%, (3 mo. USD LIBOR + 4.50%), 2/19/26		16,263	16,194,032

Match Group, Inc., Term Loan, 4.692%, (3 mo. USD LIBOR + 1.75%), 2/13/27		7,625	7,485,211

			$34,093,162

Internet & Direct Marketing Retail — 0.7%

Adevinta ASA:

Term Loan, 4.443%, (3 mo. EURIBOR + 3.25%), 6/26/28	EUR	8,955	$8,553,858

Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 6/26/28		6,394	6,259,186

CNT Holdings I Corp., Term Loan, 7.239%, (SOFR + 3.50%), 11/8/27		14,704	14,350,444

Etraveli Holding AB, Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 8/2/24	EUR	9,472	9,274,931

Hoya Midco, LLC, Term Loan, 6.979%, (SOFR + 3.25%), 2/3/29		7,394	7,320,188

Speedster Bidco GmbH, Term Loan, 5.108%, (6 mo. EURIBOR + 3.25%), 3/31/27	EUR	2,550	2,215,533

			$47,974,140

IT Services — 4.8%

Asurion, LLC:

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 11/3/24		2,394	$2,268,452

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

IT Services (continued)

Asurion, LLC: (continued)

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 12/23/26		5,463	$4,883,992

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 7/31/27		11,574	10,223,475

Term Loan, 7.653%, (SOFR + 4.00%), 8/19/28		21,762	19,653,378

Term Loan - Second Lien, 9.004%, (1 mo. USD LIBOR + 5.25%), 1/31/28		14,360	10,186,625

Cyxtera DC Holdings, Inc.:

Term Loan, 7.36%, (3 mo. USD LIBOR + 3.00%), 5/1/24		46,010	39,551,012

Term Loan, 8.36%, (3 mo. USD LIBOR + 4.00%), 5/1/24		13,349	11,913,703

Endure Digital, Inc., Term Loan, 6.698%, (1 mo. USD LIBOR + 3.50%), 2/10/28		31,575	27,056,096

Gainwell Acquisition Corp., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 10/1/27		72,450	69,129,032

Go Daddy Operating Company, LLC:

Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 2/15/24		52,866	52,733,506

Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 8/10/27		9,897	9,758,449

Indy US Bidco, LLC:

Term Loan, 4.883%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	6,493	5,779,974

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/5/28		6,300	5,606,637

Informatica, LLC, Term Loan, 6.563%, (1 mo. USD LIBOR + 2.75%), 10/27/28		34,676	33,843,532

NAB Holdings, LLC, Term Loan, 6.703%, (SOFR + 3.00%), 11/23/28		18,461	17,752,854

Rackspace Technology Global, Inc., Term Loan, 5.617%, (3 mo. USD LIBOR + 2.75%), 2/15/28		13,623	8,736,972

Skopima Merger Sub, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 5/12/28		8,826	8,252,041

team.blue Finco S.a.r.l.:

Term Loan, 4.893%, (3 mo. EURIBOR + 3.70%), 3/30/28	EUR	11,706	10,792,479

Term Loan, 4.943%, (3 mo. EURIBOR + 3.75%), 3/27/28	EUR	669	616,713

WEX, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 3/31/28		4,383	4,304,194

			$353,043,116

Leisure Products — 0.5%

Accell Group N.V., Term Loan, 4.583%, (6 mo. EURIBOR + 4.50%), 9/14/29	EUR	3,500	$3,225,400

Amer Sports Oyj, Term Loan, 5.131%, (6 mo. EURIBOR + 4.50%), 3/30/26	EUR	20,475	17,907,455

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Leisure Products (continued)

Fender Musical Instruments Corporation, Term Loan, 7.368%, (SOFR + 4.00%), 12/1/28		4,309	$3,630,517

Hayward Industries, Inc., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 5/30/28		12,406	11,683,139

SRAM, LLC, Term Loan, 6.423%, (USD LIBOR + 2.75%), 5/18/28(8)		2,401	2,335,052

			$38,781,563

Life Sciences Tools & Services — 2.6%

Avantor Funding, Inc.:

Term Loan, 3.185%, (1 mo. EURIBOR + 2.50%), 6/12/28	EUR	21,528	$20,815,824

Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 11/8/27		21,670	21,249,831

Cambrex Corporation, Term Loan, 7.329%, (SOFR + 3.50%), 12/4/26		5,941	5,731,931

Catalent Pharma Solutions, Inc., Term Loan, 5.625%, (1 mo. USD LIBOR + 2.00%), 2/22/28		790	783,356

Curia Global, Inc., Term Loan, 8.163%, (USD LIBOR + 3.75%), 8/30/26(8)		19,617	18,039,004

ICON Luxembourg S.a.r.l., Term Loan, 5.938%, (3 mo. USD LIBOR + 2.25%), 7/3/28		58,701	58,211,457

IQVIA, Inc., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 1/17/25		13,620	13,585,840

LGC Group Holdings, Ltd., Term Loan, 3.883%, (1 mo. EURIBOR + 2.75%), 4/21/27	EUR	4,025	3,599,823

Loire Finco Luxembourg S.a.r.l., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/21/27		3,520	3,282,218

Packaging Coordinators Midco, Inc., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/30/27		8,461	8,199,308

Parexel International Corporation, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 11/15/28		10,837	10,466,908

PRA Health Sciences, Inc., Term Loan, 5.938%, (3 mo. USD LIBOR + 2.25%), 7/3/28		14,626	14,503,684

Sotera Health Holdings, LLC, Term Loan, 7.165%, (3 mo. USD LIBOR + 2.75%), 12/11/26		11,625	10,578,750

			$189,047,934

Machinery — 5.0%

AI Alpine AT Bidco GmbH, Term Loan, 4.731%, (6 mo. EURIBOR + 3.00%), 10/31/25	EUR	6,125	$5,515,823

AI Aqua Merger Sub, Inc., Term Loan, 6.858%, (SOFR + 3.75%), 7/31/28		14,771	13,774,121

Albion Financing 3 S.a.r.l., Term Loan, 9.575%, (3 mo. USD LIBOR + 5.25%), 8/17/26		20,197	19,137,013

Ali Group North America Corporation, Term Loan, 5.843%, (1 mo. USD LIBOR + 2.00%), 7/30/29		18,405	18,094,853

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Machinery (continued)

Alliance Laundry Systems, LLC, Term Loan, 7.409%, (3 mo. USD LIBOR + 3.50%), 10/8/27		5,549	$5,371,533

American Trailer World Corp., Term Loan, 7.579%, (SOFR + 3.75%), 3/3/28		22,867	20,824,861

Apex Tool Group, LLC, Term Loan, 8.624%, (SOFR + 5.25%), 2/8/29		26,255	22,808,743

Clark Equipment Company, Term Loan, 6.153%, (SOFR + 2.50%), 4/20/29		14,229	14,007,958

Conair Holdings, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/17/28		26,309	22,275,174

CPM Holdings, Inc., Term Loan, 6.628%, (1 mo. USD LIBOR + 3.50%), 11/17/25		14,110	13,741,663

Delachaux Group S.A., Term Loan, 8.915%, (3 mo. USD LIBOR + 4.50%), 4/16/26		5,517	4,992,433

Engineered Machinery Holdings, Inc.:

Term Loan, 4.943%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	12,004	10,755,521

Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/19/28		22,813	22,118,901

Term Loan - Second Lien, 9.674%, (3 mo. USD LIBOR + 6.00%), 5/21/29		2,000	1,891,250

EWT Holdings III Corp., Term Loan, 6.313%, (1 mo. USD LIBOR + 2.50%), 4/1/28		7,416	7,327,948

Filtration Group Corporation:

Term Loan, 4.633%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	3,561	3,345,738

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 3/29/25		17,176	16,853,895

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 10/21/28		3,251	3,143,476

Gates Global, LLC:

Term Loan, 4.133%, (1 mo. EURIBOR + 3.00%), 4/1/24	EUR	6,914	6,490,736

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 3/31/27		23,563	22,983,686

Granite Holdings US Acquisition Co., Term Loan, 7.688%, (3 mo. USD LIBOR + 4.00%), 9/30/26		8,020	7,842,605

Icebox Holdco III, Inc.:

Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/22/28		12,634	11,718,376

Term Loan, 7.58%, (3 mo. USD LIBOR + 3.75%), 12/22/28		2,627	2,436,675

Illuminate Buyer, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 6/30/27		886	829,318

Madison IAQ, LLC, Term Loan, 6.815%, (3 mo. USD LIBOR + 3.25%), 6/21/28		43,495	39,580,357

Penn Engineering & Manufacturing Corp., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 6/27/24		1,662	1,624,609

Titan Acquisition Limited, Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 3/28/25		30,197	27,651,971

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Machinery (continued)

TK Elevator Topco GmbH, Term Loan, 4.256%, (1 mo. EURIBOR + 3.63%), 7/29/27	EUR	12,100	$11,016,143

Vertical US Newco, Inc., Term Loan, 6.871%, (6 mo. USD LIBOR + 3.50%), 7/30/27		6	5,934

Zephyr German BidCo GmbH, Term Loan, 4.216%, (3 mo. EURIBOR + 3.40%), 3/10/28	EUR	13,675	12,489,484

			$370,650,798

Media — 2.6%

Axel Springer SE, Term Loan, 5.816%, (3 mo. EURIBOR + 4.75%), 12/18/26	EUR	9,800	$9,273,241

Charter Communications Operating, LLC, Term Loan, 5.51%, (1 mo. USD LIBOR + 1.75%), 2/1/27		8,949	8,800,114

CSC Holdings, LLC:

Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 7/17/25		43,629	42,374,695

Term Loan, 5.662%, (1 mo. USD LIBOR + 2.25%), 1/15/26		5,648	5,476,919

Diamond Sports Group, LLC:

Term Loan, 11.208%, (SOFR + 8.10%), 5/26/26		5,928	5,715,012

Term Loan - Second Lien, 6.458%, (SOFR + 3.35%), 8/24/26		28,513	5,705,654

Entravision Communications Corporation, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 11/29/24		7,998	7,837,550

Gray Television, Inc., Term Loan, 5.628%, (1 mo. USD LIBOR + 2.50%), 1/2/26		3,553	3,501,623

Hubbard Radio, LLC, Term Loan, 8.01%, (1 mo. USD LIBOR + 4.25%), 3/28/25		8,179	6,761,447

iHeartCommunications, Inc.:

Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 5/1/26		1,127	1,067,305

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/1/26		3,165	3,001,646

Magnite, Inc., Term Loan, 8.642%, (USD LIBOR + 5.00%), 4/28/28(8)		6,567	6,205,697

Mission Broadcasting, Inc., Term Loan, 5.628%, (1 mo. USD LIBOR + 2.50%), 6/2/28		4,049	4,016,696

MJH Healthcare Holdings, LLC, Term Loan, 7.329%, (SOFR + 3.50%), 1/28/29		3,980	3,781,000

Nexstar Broadcasting, Inc., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 9/18/26		1,285	1,274,439

Recorded Books, Inc., Term Loan, 7.578%, (SOFR + 4.00%), 8/29/25		19,758	19,247,697

Sinclair Television Group, Inc.:

Term Loan, 6.26%, (1 mo. USD LIBOR + 2.50%), 9/30/26		5,361	5,078,018

Term Loan, 6.76%, (1 mo. USD LIBOR + 3.00%), 4/1/28		25,444	23,700,673

	Principal
	Amount*
Borrower/Description	(000’s omitted)	Value

Media (continued)

Univision Communications, Inc.:

Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 3/15/24	7,611	$7,594,693

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 3/15/26	23,431	22,769,800

		$193,183,919

Metals/Mining — 0.7%

American Consolidated Natural Resources, Inc., Term Loan, 20.33%, (3 mo. USD LIBOR + 16.00%), 17.33% cash, 3.00% PIK, 9/16/25	353	$355,165

Dynacast International, LLC:

Term Loan, 7.48%, (3 mo. USD LIBOR + 4.50%), 7/22/25	16,535	14,095,665

Term Loan, 11.98%, (3 mo. USD LIBOR + 9.00%), 10/22/25	2,956	2,512,474

WireCo WorldGroup, Inc., Term Loan, 7.188%, (3 mo. USD LIBOR + 4.25%), 11/13/28	9,555	9,356,098

Zekelman Industries, Inc., Term Loan, 5.604%, (3 mo. USD LIBOR + 2.00%), 1/24/27	27,021	26,300,880

		$52,620,282

Oil, Gas & Consumable Fuels — 2.0%

Buckeye Partners, L.P., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 11/1/26	7,670	$7,593,766

Centurion Pipeline Company, LLC:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 9/29/25	3,362	3,328,442

Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 9/28/25	2,000	1,975,315

CITGO Petroleum Corporation, Term Loan, 10.004%, (1 mo. USD LIBOR + 6.25%), 3/28/24	28,221	28,295,825

Delek US Holdings, Inc., Term Loan, 9.254%, (1 mo. USD LIBOR + 5.50%), 3/31/25	5,119	5,077,160

Freeport LNG Investments, LLLP, Term Loan, 7.743%, (3 mo. USD LIBOR + 3.50%), 12/21/28	18,707	17,556,404

GIP II Blue Holding, L.P, Term Loan, 8.174%, (3 mo. USD LIBOR + 4.50%), 9/29/28	20,357	20,223,854

Matador Bidco S.a.r.l., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 10/15/26	34,028	33,390,126

Oryx Midstream Services Permian Basin, LLC, Term Loan, 6.211%, (3 mo. USD LIBOR + 3.25%), 10/5/28	6,625	6,540,377

Oxbow Carbon, LLC, Term Loan, 7.878%, (3 mo. USD LIBOR + 4.25%), 10/17/25	6,355	6,336,218

40	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 11.754%, (1 mo. USD LIBOR + 8.00%), 8/27/26		7,607	$7,588,345

UGI Energy Services, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 8/13/26		10,760	10,721,842

			$148,627,674

Personal Products — 0.6%

HLF Financing S.a.r.l., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 8/18/25		23,453	$22,658,684

Rainbow Finco S.a.r.l., Term Loan, 4.658%, (6 mo. EURIBOR + 3.75%), 2/24/29	EUR	14,875	13,885,573

Sunshine Luxembourg VII S.a.r.l., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 10/1/26		10,963	10,449,341

			$46,993,598

Pharmaceuticals — 2.0%

Aenova Holding GmbH, Term Loan, 5.034%, (6 mo. EURIBOR + 4.50%), 3/6/26	EUR	4,075	$3,503,592

AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 4.383%, (1 mo. EURIBOR + 3.25%), 9/29/25	EUR	12,550	11,658,382

Akorn, Inc., Term Loan, 11.243%, (3 mo. USD LIBOR + 7.50%), 10/1/25		3,363	3,194,693

Amneal Pharmaceuticals, LLC, Term Loan, 7.251%, (USD LIBOR + 3.50%), 5/4/25(8)		19,101	16,381,914

Bausch Health Companies, Inc., Term Loan, 8.624%, (SOFR + 5.25%), 2/1/27		19,416	14,596,425

Elanco Animal Health Incorporated, Term Loan, 4.878%, (1 mo. USD LIBOR + 1.75%), 8/1/27		3,152	3,045,478

Horizon Therapeutics USA, Inc.:

Term Loan, 5.375%, (1 mo. USD LIBOR + 1.75%), 3/15/28		18,567	18,236,530

Term Loan, 5.625%, (1 mo. USD LIBOR + 2.00%), 5/22/26		13,469	13,246,881

Jazz Financing Lux S.a.r.l., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/5/28		8,411	8,327,955

Mallinckrodt International Finance S.A.:

Term Loan, 8.733%, (3 mo. USD LIBOR + 5.25%), 9/30/27		39,004	31,764,179

Term Loan, 8.983%, (3 mo. USD LIBOR + 5.50%), 9/30/27		12,395	10,122,805

PharmaZell GmbH, Term Loan, 5.193%, (1 mo. EURIBOR + 4.00%), 5/12/27	EUR	1,950	1,840,368

Recipharm AB, Term Loan, 3.539%, (3 mo. EURIBOR + 3.20%), 2/17/28	EUR	15,275	13,661,441

			$149,580,643

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Professional Services — 2.0%

AlixPartners, LLP, Term Loan, 4.443%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	4,137	$3,873,749

APFS Staffing Holdings, Inc., Term Loan, 8.044%, (SOFR + 4.00%), 12/29/28(8)		3,980	3,860,600

Blitz 20-487 GmbH, Term Loan, 4.805%, (3 mo. EURIBOR + 3.20%), 4/28/28	EUR	10,525	9,790,250

Brown Group Holding, LLC:

Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 6/7/28		12,357	12,027,781

Term Loan, 7.419%, (SOFR + 3.75%), 7/2/29		3,950	3,912,475

CoreLogic, Inc., Term Loan, 7.313%, (1 mo. USD LIBOR + 3.50%), 6/2/28		22,523	16,596,903

Deerfield Dakota Holding, LLC, Term Loan, 7.479%, (SOFR + 3.75%), 4/9/27		18,339	17,390,398

EAB Global, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 8/16/28		15,855	15,177,378

Employbridge, LLC, Term Loan, 8.424%, (3 mo. USD LIBOR + 4.75%), 7/19/28		23,042	19,766,955

First Advantage Holdings, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/31/27		3,606	3,566,278

Rockwood Service Corporation, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 1/23/27		6,306	6,164,093

Trans Union, LLC, Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 12/1/28		34,751	34,259,056

Vaco Holdings, LLC, Term Loan, 8.708%, (SOFR + 5.00%), 1/21/29(8)		3,970	3,880,675

			$150,266,591

Real Estate Management & Development — 0.7%

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 8/21/25		36,918	$36,176,064

RE/MAX International, Inc., Term Loan, 6.313%, (1 mo. USD LIBOR + 2.50%), 7/21/28		18,071	17,099,920

			$53,275,984

Road & Rail — 2.2%

Avis Budget Car Rental, LLC, Term Loan, 5.51%, (1 mo. USD LIBOR + 1.75%), 8/6/27		2,450	$2,378,431

Grab Holdings, Inc., Term Loan, 8.26%, (1 mo. USD LIBOR + 4.50%), 1/29/26		50,114	47,365,791

Hertz Corporation, (The):

Term Loan, 7.01%, (1 mo. USD LIBOR + 3.25%), 6/30/28		14,562	14,070,175

Term Loan, 7.01%, (1 mo. USD LIBOR + 3.25%), 6/30/28		2,779	2,685,252

Kenan Advantage Group, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/24/26		23,397	22,370,539

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Road & Rail (continued)

Uber Technologies, Inc.:

Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 4/4/25		54,492	$54,173,793

Term Loan, 6.57%, (3 mo. USD LIBOR + 3.50%), 2/25/27		14,283	14,154,194

XPO Logistics, Inc., Term Loan, 4.936%, (1 mo. USD LIBOR + 1.75%), 2/24/25		2,789	2,752,602

			$159,950,777

Semiconductors & Semiconductor Equipment — 1.5%

Altar Bidco, Inc.:

Term Loan, 5.368%, (SOFR + 3.35%), 2/1/29(8)		26,035	$24,423,850

Term Loan - Second Lien, 7.355%, (SOFR + 5.60%), 2/1/30		7,300	6,302,331

Bright Bidco B.V., Term Loan, 12.094%, (SOFR + 8.00%), 10/31/27		4,040	3,615,404

Entegris, Inc., Term Loan, 5.708%, (SOFR + 3.00%), 7/6/29		2,500	2,491,015

MACOM Technology Solutions Holdings, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 5/17/24		1,630	1,602,785

MaxLinear, Inc., Term Loan, 5.882%, (1 mo. USD LIBOR + 2.25%), 6/23/28		3,900	3,831,750

MKS Instruments, Inc.:

Term Loan, 3.913%, (1 mo. EURIBOR + 3.00%), 8/17/29	EUR	6,075	5,838,518

Term Loan, 6.317%, (SOFR + 2.75%), 8/17/29		53,430	52,400,350

Synaptics Incorporated, Term Loan, 4.356%, (3 mo. USD LIBOR + 2.25%), 12/2/28		3,205	3,173,012

Ultra Clean Holdings, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 8/27/25		3,137	3,105,832

			$106,784,847

Software — 19.8%

Applied Systems, Inc.:

Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 9/19/24		58,822	$58,171,324

Term Loan - Second Lien, 9.174%, (3 mo. USD LIBOR + 5.50%), 9/19/25		3,903	3,856,225

AppLovin Corporation:

Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 10/25/28		19,403	18,741,612

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 8/15/25		51,653	50,611,495

Aptean, Inc.:

Term Loan, 7.32%, (3 mo. USD LIBOR + 4.25%), 4/23/26		32,604	31,299,597

Term Loan - Second Lien, 10.07%, (3 mo. USD LIBOR + 7.00%), 4/23/27		6,500	6,207,500

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Software (continued)

AQA Acquisition Holding, Inc., Term Loan, 7.32%, (3 mo. USD LIBOR + 4.25%), 3/3/28		5,227	$5,024,480

Astra Acquisition Corp.:

Term Loan, 9.004%, (1 mo. USD LIBOR + 5.25%), 10/25/28		14,219	12,394,029

Term Loan - Second Lien, 12.629%, (1 mo. USD LIBOR + 8.88%), 10/25/29		21,995	20,125,161

Banff Merger Sub, Inc.:

Term Loan, 5.133%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	5,969	5,555,342

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/2/25		24,175	23,290,501

Term Loan - Second Lien, 9.254%, (1 mo. USD LIBOR + 5.50%), 2/27/26		15,700	14,463,625

Cast and Crew Payroll, LLC:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 2/9/26		9,464	9,325,777

Term Loan, 7.478%, (SOFR + 3.75%), 12/29/28		6,501	6,413,516

CDK Global, Inc., Term Loan, 8.112%, (SOFR + 4.50%), 7/6/29		37,725	37,012,412

CentralSquare Technologies, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 8/29/25		22,190	19,327,722

Ceridian HCM Holding, Inc., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 4/30/25		22,798	22,116,842

Cloudera, Inc.:

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/8/28		34,192	31,969,169

Term Loan - Second Lien, 9.754%, (1 mo. USD LIBOR + 6.00%), 10/8/29		9,450	7,843,500

ConnectWise, LLC, Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 9/29/28		18,221	17,273,131

Constant Contact, Inc., Term Loan, 7.909%, (3 mo. USD LIBOR + 4.00%), 2/10/28		15,503	13,495,245

Cornerstone OnDemand, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/16/28		17,164	14,417,550

Delta TopCo, Inc., Term Loan, 5.836%, (3 mo. USD LIBOR + 3.75%), 12/1/27		16,679	15,271,395

E2open, LLC, Term Loan, 6.644%, (3 mo. USD LIBOR + 3.50%), 2/4/28		20,268	19,799,785

ECI Macola Max Holding, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 11/9/27		29,575	28,675,857

Epicor Software Corporation:

Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 7/30/27		70,465	67,056,419

Term Loan - Second Lien, 11.504%, (1 mo. USD LIBOR + 7.75%), 7/31/28		7,650	7,535,250

Finastra USA, Inc.:

Term Loan, 6.871%, (3 mo. USD LIBOR + 3.50%), 6/13/24		62,749	56,991,893

42	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Software (continued)

Finastra USA, Inc.: (continued)

Term Loan - Second Lien, 10.621%, (6 mo. USD LIBOR + 7.25%), 6/13/25		29,000	$21,677,500

Fiserv Investment Solutions, Inc., Term Loan, 6.961%, (3 mo. USD LIBOR + 4.00%), 2/18/27		6,509	6,163,289

GoTo Group, Inc., Term Loan, 8.322%, (1 mo. USD LIBOR + 4.75%), 8/31/27		28,641	18,473,273

Hyland Software, Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 7/1/24		57,743	56,407,693

Term Loan - Second Lien, 10.004%, (1 mo. USD LIBOR + 6.25%), 7/7/25		7,940	7,632,449

IGT Holding IV AB:

Term Loan, 4.093%, (3 mo. EURIBOR + 2.90%), 3/31/28	EUR	6,205	5,689,679

Term Loan, 7.074%, (3 mo. USD LIBOR + 3.40%), 3/31/28		1,674	1,627,967

Imperva, Inc., Term Loan, 6.921%, (3 mo. USD LIBOR + 4.00%), 1/12/26		4,950	4,004,611

Ivanti Software, Inc.:

Term Loan, 7.332%, (3 mo. USD LIBOR + 4.25%), 12/1/27		18,420	13,906,775

Term Loan - Second Lien, 10.332%, (3 mo. USD LIBOR + 7.25%), 12/1/28		9,000	6,045,003

MA FinanceCo., LLC, Term Loan, 7.418%, (3 mo. USD LIBOR + 4.25%), 6/5/25		14,307	14,235,912

Magenta Buyer, LLC:

Term Loan, 9.17%, (3 mo. USD LIBOR + 4.75%), 7/27/28		56,497	49,558,060

Term Loan - Second Lien, 12.67%, (3 mo. USD LIBOR + 8.25%), 7/27/29		17,275	14,914,078

Marcel LUX IV S.a.r.l.:

Term Loan, 4.693%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	9,150	8,584,709

Term Loan, 6.979%, (SOFR + 3.25%), 3/15/26		11,824	11,616,805

Term Loan, 7.125%, (SOFR + 4.00%), 12/31/27		910	894,050

Maverick Bidco, Inc.:

Term Loan, 8.165%, (3 mo. USD LIBOR + 3.75%), 5/18/28		12,035	11,463,778

Term Loan - Second Lien, 11.165%, (3 mo. USD LIBOR + 6.75%), 5/18/29		3,325	3,125,500

McAfee, LLC:

Term Loan, 5.604%, (EURIBOR + 4.00%), 3/1/29(8)	EUR	17,307	15,987,279

Term Loan, 6.87%, (SOFR + 3.75%), 3/1/29		40,349	36,885,610

Mediaocean, LLC, Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 12/15/28		5,597	5,275,055

MH Sub I, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 9/13/24		5,271	5,084,527

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Software (continued)

Mitnick Corporate Purchaser, Inc., Term Loan, 8.944%, (SOFR + 4.75%), 5/2/29		7,500	$7,164,375

N-Able International Holdings II, LLC, Term Loan, 6.07%, (3 mo. USD LIBOR + 3.00%), 7/19/28		1,648	1,598,736

NortonLifeLock, Inc., Term Loan, 5.829%, (SOFR + 2.00%), 9/12/29		4,400	4,304,142

Panther Commercial Holdings, L.P., Term Loan, 8.665%, (3 mo. USD LIBOR + 4.25%), 1/7/28		23,327	21,125,511

Polaris Newco, LLC:

Term Loan, 5.193%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	9,257	8,522,641

Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 6/2/28		7,850	7,198,684

Proofpoint, Inc.:

Term Loan, 6.32%, (3 mo. USD LIBOR + 3.25%), 8/31/28		55,771	53,165,441

Term Loan - Second Lien, 9.32%, (3 mo. USD LIBOR + 6.25%), 8/31/29		2,070	2,009,624

Quest Software US Holdings, Inc., Term Loan, 8.494%, (SOFR + 4.25%), 2/1/29		32,269	23,991,191

RealPage, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/24/28		31,169	29,361,024

Red Planet Borrower, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/2/28		16,783	10,357,499

Redstone Holdco 2 L.P., Term Loan, 9.108%, (3 mo. USD LIBOR + 4.75%), 4/27/28		20,908	15,187,125

Sabre GLBL, Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 12/17/27		8,649	7,762,318

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 12/17/27		5,426	4,869,528

Term Loan, 8.079%, (SOFR + 4.25%), 6/30/28		3,949	3,517,108

Seattle Spinco, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 6/21/24		14,726	14,609,280

SkillSoft Corporation, Term Loan, 8.473%, (SOFR + 5.25%), 7/14/28		11,509	9,569,819

SolarWinds Holdings, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 2/5/24		55,099	54,664,204

Sophia, L.P., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/7/27		33,197	32,076,179

Sovos Compliance, LLC, Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 8/11/28		13,258	12,870,899

Sportradar Capital S.a.r.l., Term Loan, 4.443%, (1 mo. EURIBOR + 3.50%), 11/22/27	EUR	8,408	7,976,957

SS&C European Holdings S.a.r.l., Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/16/25		5,299	5,196,807

SS&C Technologies, Inc.:

Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/16/25		6,528	6,401,620

43	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Software (continued)

SS&C Technologies, Inc.: (continued)

Term Loan, 5.504%, (1 mo. USD LIBOR + 1.75%), 4/16/25		5,089	$4,984,649

Term Loan, 6.079%, (SOFR + 2.25%), 3/22/29		3,726	3,663,806

Term Loan, 6.079%, (SOFR + 2.25%), 3/22/29		5,615	5,520,515

SurveyMonkey, Inc., Term Loan, 7.51%, (1 mo. USD LIBOR + 3.75%), 10/10/25		9,541	9,255,035

Turing Midco, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 3/23/28		988	973,228

Ultimate Software Group, Inc. (The):

Term Loan, 6.998%, (3 mo. USD LIBOR + 3.25%), 5/4/26		57,158	55,287,181

Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 5/4/26		21,191	20,642,507

Term Loan - Second Lien, 8.998%, (1 mo. USD LIBOR + 5.25%), 5/3/27		5,550	5,138,373

Veritas US, Inc., Term Loan, 8.674%, (3 mo. USD LIBOR + 5.00%), 9/1/25		20,046	16,053,322

Vision Solutions, Inc., Term Loan, 8.358%, (3 mo. USD LIBOR + 4.00%), 4/24/28		39,657	33,807,894

VS Buyer, LLC, Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 2/28/27		17,472	17,035,560

			$1,459,382,738

Specialty Retail — 2.7%

Belron Finance US, LLC, Term Loan, 5.375%, (3 mo. USD LIBOR + 2.50%), 4/13/28		8,594	$8,471,925

Belron Luxembourg S.a.r.l., Term Loan, 2.769%, (3 mo. EURIBOR + 2.50%), 4/13/28	EUR	3,925	3,634,026

Boels Topholding B.V., Term Loan, 3.571%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	8,800	8,255,245

David’s Bridal, Inc.:

Term Loan, 9.754%, (1 mo. USD LIBOR + 6.00%), 6/30/23		3,272	3,062,617

Term Loan, 14.28%, (3 mo. USD LIBOR + 10.00%), 9.28% cash, 5.00% PIK, 6/23/23		2,730	2,631,001

Great Outdoors Group, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/6/28		48,192	45,521,760

Harbor Freight Tools USA, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 10/19/27		40,641	38,197,055

L1R HB Finance Limited:

Term Loan, 6.016%, (6 mo. EURIBOR + 4.25%), 9/2/24	EUR	8,523	6,337,964

Term Loan, 7.217%, (SONIA + 5.25%), 9/2/24	GBP	6,773	5,864,148

Les Schwab Tire Centers, Term Loan, 6.58%, (3 mo. USD LIBOR + 3.25%), 11/2/27		34,391	33,488,514

LIDS Holdings, Inc., Term Loan, 8.99%, (SOFR + 5.50%), 12/14/26		6,412	5,419,826

		Principal
		Amount*
Borrower/Description		(000’s omitted)	Value

Specialty Retail (continued)

Mattress Firm, Inc., Term Loan, 8.433%, (3 mo. USD LIBOR + 4.25%), 9/25/28		18,290	$15,712,459

PetSmart, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 3.75%), 2/11/28		23,305	22,484,038

			$199,080,578

Technology Hardware, Storage & Peripherals — 0.1%

NCR Corporation, Term Loan, 6.92%, (3 mo. USD LIBOR + 2.50%), 8/28/26		9,022	$8,690,879

			$8,690,879

Thrifts & Mortgage Finance — 0.2%

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/23(11)		18,677	$2,334,566

Walker & Dunlop, Inc., Term Loan, 6.079%, (SOFR + 2.25%), 12/16/28		14,118	13,906,538

			$16,241,104

Trading Companies & Distributors — 3.2%

American Builders & Contractors Supply Co., Inc., Term Loan, 5.754%, (1 mo. USD LIBOR + 2.00%), 1/15/27		23,057	$22,633,586

Avolon TLB Borrower 1 (US), LLC:

Term Loan, 5.239%, (1 mo. USD LIBOR + 1.75%), 1/15/25		22,425	22,048,861

Term Loan, 5.739%, (1 mo. USD LIBOR + 2.25%), 12/1/27		16,979	16,692,294

Beacon Roofing Supply, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 5/19/28		5,225	5,120,745

Core & Main L.P., Term Loan, 6.528%, (USD LIBOR + 2.50%), 7/27/28(8)		11,815	11,552,815

DXP Enterprises, Inc., Term Loan, 8.504%, (1 mo. USD LIBOR + 4.75%), 12/16/27		5,158	4,930,848

Electro Rent Corporation, Term Loan, 9.278%, (3 mo. USD LIBOR + 5.00%), 1/31/24		22,153	20,915,667

Hillman Group, Inc. (The):

Term Loan, 3.034%, (1 mo. USD LIBOR + 2.75%), 7/14/28(9)		988	946,653

Term Loan, 6.326%, (1 mo. USD LIBOR + 2.75%), 7/14/28		4,088	3,915,885

Park River Holdings, Inc., Term Loan, 6.993%, (3 mo. USD LIBOR + 3.25%), 12/28/27		12,810	10,916,001

Patagonia Bidco Limited:

Term Loan, 6.94%, (SONIA + 5.25%), 3/5/29	GBP	16,965	16,148,393

Term Loan, 6.94%, (SONIA + 5.25%), 3/5/29	GBP	3,085	2,936,071

Quimper AB, Term Loan, 4.085%, (3 mo. EURIBOR + 2.93%), 2/16/26	EUR	27,350	24,956,425

44	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

	Principal
	Amount*
Borrower/Description	(000’s omitted)	Value

Trading Companies & Distributors (continued)

SiteOne Landscape Supply, LLC, Term Loan, 5.76%, (1 mo. USD LIBOR + 2.00%), 3/23/28	3,802	$3,769,999

Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28	54,340	48,111,099

SRS Distribution, Inc.:

Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 6/2/28	16,460	15,332,165

Term Loan, 7.329%, (SOFR + 3.50%), 6/2/28	5,409	5,037,248

		$235,964,755

Wireless Telecommunication Services — 0.4%

CCI Buyer, Inc., Term Loan, 7.553%, (SOFR + 4.00%), 12/17/27	17,095	$16,435,967

Digicel International Finance Limited, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/28/24	19,120	16,459,132

		$32,895,099

Total Senior Floating-Rate Loans (identified cost $8,971,504,229)		$8,161,228,360

Warrants — 0.0%
Security	Shares	Value

Leisure Goods/Activities/Movies — 0.0%

Cineworld Group PLC, Exp. 11/23/25(5)(6)	2,180,552	$0

		$0

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(4)(5)(6)	37,742	$0

		$0

Total Warrants (identified cost $0)		$0

Short-Term Investments — 1.2%
Security	Shares	Value

Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(12)	86,209,963	$86,209,963

Total Short-Term Investments (identified cost $86,209,963)		$86,209,963

Total Investments — 125.2% (identified cost $10,212,887,319)		$9,226,575,107

Less Unfunded Loan Commitments — (0.2)%		$(17,523,253)

Net Investments — 125.0% (identified cost $10,195,364,066)		$9,209,051,854

Other Assets, Less Liabilities — (25.0)%		$(1,839,546,663)

Net Assets — 100.0%		$7,369,505,191

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $896,742,046 or 12.2% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.

(3)	Amount is less than 0.05%.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(5)	Non-income producing security.

(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(7)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

45	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Portfolio of Investments — continued

(8)

The stated interest rate represents the weighted average interest rate at October 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(9)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2022, the total value of unfunded loan commitments is $15,328,757. See Note 1F for description.

(10)	This Senior Loan will settle after October 31, 2022, at which time the interest rate will be determined.

(11)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(12)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	306,654,284	EUR	312,407,318	Standard Chartered Bank	11/2/22	$—	$(2,082,158)

USD	309,418,873	EUR	312,407,318	Standard Chartered Bank	12/2/22	25,127	—

USD	48,337,258	EUR	49,530,320	Bank of America, N.A.	12/30/22	—	(856,678)

USD	48,348,269	EUR	49,530,320	State Street Bank and Trust Company	12/30/22	—	(845,668)

USD	60,722,247	EUR	62,214,875	State Street Bank and Trust Company	12/30/22	—	(1,070,098)

USD	48,086,789	EUR	49,530,320	State Street Bank and Trust Company	12/30/22	—	(1,107,148)

USD	72,531,601	EUR	74,295,480	State Street Bank and Trust Company	12/30/22	—	(1,259,304)

USD	38,429,945	EUR	38,223,260	Bank of America, N.A.	1/31/23	373,090	—

USD	24,057,737	EUR	23,889,538	Bank of America, N.A.	1/31/23	272,203	—

USD	24,035,369	EUR	23,889,538	Bank of America, N.A.	1/31/23	249,835	—

USD	24,085,284	EUR	23,889,538	Standard Chartered Bank	1/31/23	299,750	—

USD	3,860,661	EUR	3,830,163	Standard Chartered Bank	1/31/23	47,172	—

USD	41,724,966	EUR	41,447,006	State Street Bank and Trust Company	1/31/23	458,401	—

USD	38,484,516	EUR	38,223,260	State Street Bank and Trust Company	1/31/23	427,662	—

USD	38,459,984	EUR	38,223,260	State Street Bank and Trust Company	1/31/23	403,130	—

USD	38,426,176	EUR	38,223,260	State Street Bank and Trust Company	1/31/23	369,321	—

USD	24,034,309	EUR	23,889,538	State Street Bank and Trust Company	1/31/23	248,774	—

USD	29,828,199	GBP	25,674,364	State Street Bank and Trust Company	1/31/23	294,754	—

USD	22,633,338	GBP	19,506,055	State Street Bank and Trust Company	1/31/23	195,352	—

						$3,664,571	$(7,221,054)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

LOC	–	Letter of Credit

OTC	–	Over-the-counter

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

SONIA	–	Sterling Overnight Interbank Average

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

46	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Statement of Assets and Liabilities

Assets	October 31, 2022

Unaffiliated investments, at value (identified cost $10,109,154,103)	$9,122,841,891

Affiliated investment, at value (identified cost $86,209,963)	86,209,963

Cash	74,833,804

Deposits for derivatives collateral — forward foreign currency exchange contracts	10,190,000

Foreign currency, at value (identified cost $2,587,299)	2,584,254

Interest receivable	46,051,289

Dividends receivable from affiliated investment	295,562

Receivable for investments sold	131,742,983

Receivable for open forward foreign currency exchange contracts	3,664,571

Prepaid upfront fees on notes payable	1,470,929

Prepaid expenses	91,621

Total assets	$9,479,976,867

Liabilities

Notes payable	$2,075,000,000

Payable for investments purchased	17,782,879

Payable for open forward foreign currency exchange contracts	7,221,054

Payable to affiliates:

Investment adviser fee	3,342,669

Trustees’ fees	9,042

Accrued expenses	7,116,032

Total liabilities	$2,110,471,676

Net Assets applicable to investors’ interest in Portfolio	$7,369,505,191

47	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Statement of Operations

Investment Income	Year Ended October 31, 2022

Dividend income	$3,511,633

Dividend income from affiliated investments	1,174,436

Interest and other income	536,679,907

Total investment income	$541,365,976

Expenses

Investment adviser fee	$43,097,659

Trustees’ fees and expenses	108,500

Custodian fee	1,660,753

Legal and accounting services	296,208

Interest expense and fees	41,773,533

Miscellaneous	417,788

Total expenses	$87,354,441

Deduct:

Waiver and/or reimbursement of expenses by affiliate	$99,493

Total expense reductions	$99,493

Net expenses	$87,254,948

Net investment income	$454,111,028

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment transactions	$(136,245,567)

Investment transactions - affiliated investment	(845)

Foreign currency transactions	13,378,894

Forward foreign currency exchange contracts	184,053,316

Net realized gain	$61,185,798

Change in unrealized appreciation (depreciation):

Investments	$(920,250,385)

Foreign currency	(1,311,602)

Forward foreign currency exchange contracts	(12,090,696)

Net change in unrealized appreciation (depreciation)	$(933,652,683)

Net realized and unrealized loss	$(872,466,885)

Net decrease in net assets from operations	$(418,355,857)

48	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$454,111,028	$288,686,903

Net realized gain (loss)	61,185,798	(6,964,197)

Net change in unrealized appreciation (depreciation)	(933,652,683)	297,665,446

Net increase (decrease) in net assets from operations	$(418,355,857)	$579,388,152

Capital transactions:

Contributions	$2,156,822,498	$2,717,828,706

Withdrawals	(2,792,514,701)	(323,097,860)

Net increase (decrease) in net assets from capital transactions	$(635,692,203)	$2,394,730,846

Net increase (decrease) in net assets	$(1,054,048,060)	$2,974,118,998

Net Assets

At beginning of year	$8,423,553,251	$5,449,434,253

At end of year	$7,369,505,191	$8,423,553,251

49	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2022

Net decrease in net assets from operations	$(418,355,857)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:

Investments purchased	(3,628,745,573)

Investments sold and principal repayments	2,836,139,278

Decrease in short-term investments, net	9,877,268

Net amortization/accretion of premium (discount)	(11,512,750)

Amortization of prepaid upfront fees on notes payable	3,909,381

Increase in interest receivable	(16,913,822)

Increase in dividends receivable from affiliated investments	(292,762)

Decrease in receivable for open forward foreign currency exchange contracts	4,905,894

Decrease in prepaid expenses	28,025

Increase in payable for open forward foreign currency exchange contracts	7,184,802

Decrease in payable to affiliate for investment adviser fee	(10,309)

Increase in accrued expenses	4,241,832

Decrease in unfunded loan commitments	(4,967,527)

Net change in unrealized (appreciation) depreciation from investments	920,250,385

Net realized loss from investments	136,246,412

Net cash used in operating activities	$(158,015,323)

Cash Flows From Financing Activities

Proceeds from capital contributions	$2,156,822,498

Payments for capital withdrawals	(2,792,514,701)

Proceeds from notes payable	1,900,000,000

Repayments of notes payable	(1,200,000,000)

Payment of prepaid upfront fees on notes payable	(3,937,500)

Net cash provided by financing activities	$60,370,297

Net decrease in cash and restricted cash*	$(97,645,026)

Cash and restricted cash at beginning of year (including foreign currency)	$185,253,084

Cash and restricted cash at end of year (including foreign currency)	$87,608,058

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$37,375,557

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $40,876.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2022

Cash	$74,833,804

Deposits for derivatives collateral — forward foreign currency exchange contracts	10,190,000

Foreign currency	2,584,254

Total cash and restricted cash as shown on the Statement of Cash Flows	$87,608,058

50	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2022

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022		2021	2020	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	0.52%		0.53%	0.56%	0.55%	0.51%

Interest and fee expense	0.47%		0.32%	0.60%	0.88%	0.47%

Total expenses	0.99	%(1)	0.85%	1.16%	1.43%	0.98%

Net investment income	5.16%		4.19%	4.86%	5.63%	4.92%

Portfolio Turnover	27%		28%	30%	17%	29%

Total Return	(4.22)%		9.75%	0.39%	2.04%	5.41%

Net assets, end of year (000’s omitted)	$7,369,505		$8,423,553	$5,449,434	$7,343,453	$10,969,159

(1)

Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).

51

Senior Debt Portfolio

October 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance Short Duration Inflation-Protected Income Fund held an interest of 94.6%, 1.9% and 3.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

52

Senior Debt Portfolio

October 31, 2022

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

53

Senior Debt Portfolio

October 31, 2022

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of average daily gross assets as follows and is payable monthly:

Average Daily Gross Assets	Annual Fee Rate

Up to and including $1 billion	0.5000%

In excess of $1 billion up to and including $2 billion	0.4500%

In excess of $2 billion up to and including $7 billion	0.4000%

In excess of $7 billion up to and including $10 billion	0.3875%

In excess of $10 billion up to and including $15 billion	0.3750%

In excess of $15 billion	0.3625%

Gross assets are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed. For the year ended October 31, 2022, the Portfolio’s investment adviser fee amounted to $43,097,659 or 0.49% of the Portfolio’s average daily net assets. Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $99,493 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,886,173,543 and $2,956,764,866, respectively, for the year ended October 31, 2022.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$10,017,057,139

Gross unrealized appreciation	$34,258,304

Gross unrealized depreciation	(842,263,589)

Net unrealized depreciation	$(808,005,285)

54

Senior Debt Portfolio

October 31, 2022

Notes to Financial Statements — continued

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $7,221,054. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $10,190,000 at October 31, 2022.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2022 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$3,664,571	$(7,221,054)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

55

Senior Debt Portfolio

October 31, 2022

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2022.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$895,128	$(856,678)	$(38,450)	$—	$—

Standard Chartered Bank	372,049	(372,049)	—	—	—

State Street Bank and Trust Company	2,397,394	(2,397,394)	—	—	—

	$3,664,571	$(3,626,121)	$(38,450)	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(856,678)	$856,678	$—	$—	$—

Standard Chartered Bank	(2,082,158)	372,049	—	1,710,109	—

State Street Bank and Trust Company	(4,282,218)	2,397,394	—	1,884,824	—

	$(7,221,054)	$3,626,121	$—	$3,594,933	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2022 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$184,053,316	$(12,090,696)

(1)	Statement of Operations location: Net realized gain (loss) - Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2022, which is indicative of the volume of this derivative type, was approximately $1,374,177,000.

56

Senior Debt Portfolio

October 31, 2022

Notes to Financial Statements — continued

6  Revolving Credit and Security Agreement

The Portfolio has entered into a Revolving Credit and Security Agreement, as amended (the Loan Facility) with certain Citibank, N.A. (“Citi”) sponsored conduits (the “Conduit Lenders”) that issue commercial paper, certain banks (the “Direct Lenders”) and Citi as secondary lender (together with any other secondary lenders, the “Secondary Lenders”) and as agent (the “Agent”) for the Conduit Lenders, the Direct Lenders and the Secondary Lenders that allows it to borrow up to $2.825 billion ($2.625 billion prior to August 26, 2022 and $2.725 billion prior to March 7, 2022) and to invest the borrowings in accordance with its investment practices. Borrowings under the Loan Facility are secured by the assets of the Portfolio and is in effect through March 6, 2023. In connection with borrowings from a Conduit Lender, the Portfolio pays to the Conduit Lender an amount equal to the Conduit Lender’s cost of borrowing (i.e., the interest payable on commercial paper issued by such Conduit Lender) plus a dealer commission (collectively, the “CP Rate”) multiplied by the principal amount of the advance to the Portfolio under the Loan Facility. In addition, the Portfolio pays a drawn fee to Citi on behalf of the Conduit Lenders equal to 0.90% per annum on its outstanding borrowings, a liquidity fee payable to the Secondary Lenders equal to 0.15% or 0.25% per annum of the undrawn amount under the Loan Facility depending on the amount borrowed by the Portfolio thereunder, and an upfront fee equal to 0.15% of the total commitment amount under the Loan Facility. The Portfolio pays substantially similar fees with respect to borrowings from the Direct Lenders, but it pays one-month Term SOFR (or such other duration as approved by the Agent) on advances rather than the CP Rate. In the event that the Conduit Lenders are unable to fund their commitment and the Secondary Lenders provide backstop liquidity, the Portfolio is charged an interest rate similar to that paid to the Direct Lenders but a drawn fee that is substantially higher than the drawn fee paid to the Direct Lenders. Drawn and liquidity fees for the year ended October 31, 2022 totaled $17,802,255 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Loan Facility on March 7, 2022, the Portfolio paid upfront fees of $3,937,500. These upfront fees are being amortized to interest expense through March 6, 2023. The unamortized balance at October 31, 2022 is approximately $1,471,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At October 31, 2022, the Portfolio had borrowings outstanding under the Loan Facility of $2,075,000,000 at an annual interest rate of 2.40%. Based on the short-term nature of borrowings under the Loan Facility and the variable interest rate, the carrying amount of the borrowings at October 31, 2022 approximated its fair value. If measured at fair value, borrowings under the Loan Facility would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2022. For the year ended October 31, 2022, the average borrowings under the Loan Facility and the average annual interest rate (excluding fees) were $1,717,260,274 and 1.03%, respectively.

7  Investments in Affiliated Funds

At October 31, 2022, the value of the Portfolio’s investment in funds that may be deemed to be affiliated was $86,209,963, which represents 1.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Affiliated Fund

Cash Reserves Fund	$96,088,076	$1,714,054,780	$(1,810,142,011)	$(845)	$—	$—	$46,288	—

Liquidity Fund	—	1,790,028,283	(1,703,818,320)	—	—	86,209,963	1,128,148	86,209,963

Total				$(845)	$—	$86,209,963	$1,174,436

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

57

Senior Debt Portfolio

October 31, 2022

Notes to Financial Statements — continued

At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$281,262,549	$—	$281,262,549

Common Stocks	6,934,642	34,350,670	5,973,986	47,259,298

Convertible Preferred Stocks	—	6,196,953	—	6,196,953

Corporate Bonds	—	619,707,617	—	619,707,617

Exchange-Traded Funds	15,874,560	—	—	15,874,560

Preferred Stocks	—	8,835,807	0	8,835,807

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	8,142,342,608	1,362,499	8,143,705,107

Warrants	—	0	0	0

Short-Term Investments	86,209,963	—	—	86,209,963

Total Investments	$109,019,165	$9,092,696,204	$7,336,485	$9,209,051,854

Forward Foreign Currency Exchange Contracts	$—	$3,664,571	$—	$3,664,571

Total	$109,019,165	$9,096,360,775	$7,336,485	$9,212,716,425

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(7,221,054)	$—	$(7,221,054)

Total	$—	$(7,221,054)	$—	$(7,221,054)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing

58

Senior Debt Portfolio

October 31, 2022

Notes to Financial Statements — continued

the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

59

Senior Debt Portfolio

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

60

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•

The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

61

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

•

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;

•	Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•

Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;

•

Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;

•

The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

62

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Floating-Rate Advantage Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Senior Debt Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.

The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. The Board considered each Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund and to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.

63

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

64

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

65

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust and the Portfolio.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Alan C. Bowser(1) 1962	Trustee	Since 2022

Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).

Other Directorships. None.

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

66

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

67

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2022

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

68

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

69

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

70

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

71

This Page Intentionally Left Blank

Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232    10.31.22

Eaton Vance
Multi-Asset Credit Fund
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022
Eaton Vance
Multi-Asset Credit Fund

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant themes of the 12-month period ended October 31, 2022, were persistently high inflation rates in the U.S. and around the globe, and central banks’ attempts to tame inflation with interest rate hikes. The result was a period-long sell-off in fixed-income assets, with nearly all major U.S. fixed-income indexes reporting double-digit declines.
In the opening months of the period, U.S. Treasury rates rose against the backdrop of inflationary concerns and anticipation the U.S. Federal Reserve (the Fed) would begin hiking interest rates in 2022.
As the new year began, investors generally expected three relatively modest Fed rate hikes during 2022. But in February, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food prices. At its March 2022 meeting, the Fed ended a two-year period of near-zero interest rates with a 0.25% increase in the federal funds rate, its first hike since 2018.
As markets recognized the potential for the Fed to raise the federal funds rate at every policy meeting in 2022 to combat inflation, interest rates continued their upward trajectory through most of the spring and summer. At its September meeting, the Fed announced its third straight 0.75% rate hike -- its fifth rate hike of 2022 -- and reaffirmed that fighting inflation remained the central bank’s top priority. By period-end, the Bloomberg U.S. Treasury Index had declined 14.09%.
As spreads widened during the period, investment-grade corporate bonds underperformed Treasurys and suffered one of their worst 12-month periods in U.S. history, with the Bloomberg U.S. Corporate Bond Index (the Corporate Index) declining 19.57%. During the period, lower rated bonds and bonds with longer durations generally underperformed higher rated bonds and bonds with shorter durations. The Corporate Index was concentrated in longer duration bonds rated BBB -- the lowest investment grade credit rating -- that were most affected by the widespread fixed-income sell-off during the period.
Despite a lower overall credit rating, the high yield corporate asset class outperformed both investment-grade assets and Treasurys, as the Bloomberg U.S. Corporate High Yield Index returned -11.76% during the period -- and was one of the few major fixed-income asset classes to deliver a positive return in the final month of the period. In contrast, mortgage-backed securities (MBS) underperformed Treasurys, with the Bloomberg U.S. MBS Index returning -15.04%.
As a result of their very short duration in a period characterized by rising rates, floating-rate loans were a standout asset class during the period. The Morningstar® LSTA® US Leveraged Loan IndexSM, a broad measure of the asset class, returned -1.78% -- outperforming corporate bonds, corporate high yield bonds, municipal bonds, MBS, and Treasurys. Despite a volatile market environment, issuer fundamentals remained strong for floating-rate loans during the period. While the trailing 12-month default rate inched higher -- from 0.20% at the beginning of the period to 0.83% at period-end -- it remained well below the market’s long-term average of 3.20%.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Multi-Asset Credit Fund (the Fund) returned -7.80% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Primary Index), which returned -1.78%; and underperformed its blended benchmark consisting of 50% Morningstar® LSTA® US Leveraged Loan IndexSM and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index-Hedged USD (the Blended Index), which returned -6.60% during the period.
The Blended Index is more representative of the Fund’s investment strategy and holdings than the Primary Index. The Fund seeks total return by investing across multiple areas of the credit markets.
The Fund’s out-of-Index allocation to emerging-market bonds was the largest detractor from performance versus the Blended Index during the period. The Fund’s position in Ukrainian sovereign bonds fell sharply in value following Russia’s invasion in February 2022. The Fund also held positions in Eastern European corporate bonds that declined in price as a result of the war.
The Fund’s underweight position in floating-rate loans also hurt performance relative to the Blended Index, as floating-rate loans were one of the best-performing income asset classes during a period of rising interest rates.
However, the Fund’s floating-rate allocation performed approximately in line with the floating-rate market, as measured by the Primary Index. Within the floating-rate allocation, lack of exposure to a troubled pharmaceutical company and an underweight position in CCC-rated loans contributed to relative performance. Meanwhile, an overweight position in a remote access software company performed poorly and detracted from relative returns during the period.
The Fund’s out-of-Index allocation to mortgage-backed securities and the Fund’s out-of-Index allocation to investment-grade corporate bonds hurt performance versus the Blended Index as well. The Fund’s investments in both asset classes underperformed the Blended Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Management’s Discussion of Fund Performance† — continued

In contrast, the Fund’s underweight allocation to high yield corporate bonds contributed to Fund returns versus the Blended Index, as high yield bonds generally underperformed floating-rate loans, the other component of the Blended Index.
Within its high yield allocation, the Fund had a relatively shorter average duration and higher average credit quality than the high yield component of the Blended Index. This asset mix contributed to relative performance as interest rates rose, credit spreads widened, and higher rated bonds outperformed lower rated bonds during the period. In particular, the Fund reduced its exposure to CCC-rated bonds in early 2022, which aided relative returns as BB- and B-rated bonds generally outperformed CCC-rated bonds in the second half of the period.
Security selections within the health care sector contributed to relative returns as well, as the Fund avoided exposure to several companies whose bond prices declined sharply during the period.
In a period marked by a significant fixed-income market decline, the Fund’s cash position also boosted returns versus the Blended Index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Performance

Portfolio Manager(s) Justin H. Bourgette, CFA, John Redding and Kelley Gerrity of Eaton Vance Management; Jeffrey D. Mueller of Eaton Vance Advisers International Ltd.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/2011	10/31/2011	(7.80)%	1.31%	2.67%
Class A with 3.25% Maximum Sales Charge	—	—	(10.80)	0.65	2.34
Class C at NAV	10/31/2011	10/31/2011	(8.48)	0.65	2.12
Class C with 1% Maximum Deferred Sales Charge	—	—	(9.36)	0.65	2.12
Class I at NAV	10/31/2011	10/31/2011	(7.53)	1.69	3.00
Class R6 at NAV	09/03/2019	10/31/2011	(7.58)	1.69	3.00

Morningstar® LSTA® US Leveraged Loan IndexSM	—	—	(1.78)%	3.07%	3.61%
ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD	—	—	(11.37)	1.81	4.14
Blended Index	—	—	(6.60)	2.47	3.90
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.96%	1.71%	0.71%	0.65%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2012	$12,340	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$1,343,661	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2012	$6,719,971	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Fund Profile

Asset Allocation (% of total investments)
Credit Quality (% of total investments, excluding common stocks)[1]

Footnotes:
[1]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
5

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Prior to August 29, 2022, the index name was S&P/LSTA Leveraged Loan Index. ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD is an unmanaged index of global developed market, below investment grade corporate bonds, USD hedged. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 50% Morningstar® LSTA® US Leveraged Loan IndexSM and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Effective September 15, 2018, the Fund changed its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related investments. Prior to September 15, 2018, the Fund was a “fund-of-funds” and invested primarily among other investment companies managed by Eaton Vance and its affiliates that invested in various asset classes.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg U.S. Mortgage Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

6

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 959.60	$4.74	0.96%
Class C	$1,000.00	$ 956.00	$8.48	1.72%
Class I	$1,000.00	$ 961.90	$3.51	0.71%
Class R6	$1,000.00	$ 961.10	$3.26	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.37	$4.89	0.96%
Class C	$1,000.00	$1,016.54	$8.74	1.72%
Class I	$1,000.00	$1,021.63	$3.62	0.71%
Class R6	$1,000.00	$1,021.88	$3.36	0.66%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022.
7

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments

Asset-Backed Securities — 5.2%
Security	Principal Amount (000's omitted)	Value
Ares LII CLO, Ltd., Series 2019-52A, Class DR, 7.625%, (3 mo. USD LIBOR + 3.30%), 4/22/31(1)(2)	$1,750	$ 1,560,001
Benefit Street Partners CLO XIX, Ltd.:
Series 2019-19A, Class D, 7.879%, (3 mo. USD LIBOR + 3.80%), 1/15/33(1)(2)	1,000	904,763
Series 2019-19A, Class E, 11.099%, (3 mo. USD LIBOR + 7.02%), 1/15/33(1)(2)	1,000	873,120
Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class ER, 10.829%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	500	428,368
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 11.373%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	500	416,849
BlueMountain CLO, Ltd., Series 2018-1A, Class E, 10.365%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	250	191,050
Canyon Capital CLO, Ltd., Series 2020-3A, Class E, 11.329%, (3 mo. USD LIBOR + 7.25%), 1/15/34(1)(2)	1,000	890,950
Carlyle Global Market Strategies CLO, Ltd.:
Series 2014-3RA, Class C, 7.308%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	2,725	2,341,388
Series 2014-4RA, Class C, 6.979%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,000	1,714,230
Series 2014-4RA, Class D, 9.729%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	250	191,926
Series 2015-5A, Class DR, 10.943%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	250	204,608
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	61	57,027
Crown City CLO III, Series 2021-1A, Class C, 7.543%, (3 mo. USD LIBOR + 3.30%), 7/20/34(1)(2)	1,000	842,897
Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 10.943%, (3 mo. USD LIBOR + 6.70%), 7/20/34(1)(2)	500	413,919
Golub Capital Partners CLO 60B, Ltd., Series 2022-60A, Class D, 7.83%, (3 mo. SOFR + 3.77%), 10/25/34(1)(2)	2,000	1,799,846
Madison Park Funding XXXVI, Ltd.:
Series 2019-36A, Class D1R, 7.364%, (3 mo. SOFR + 3.50%), 4/15/35(1)(2)	1,000	903,577
Series 2019-36A, Class ER, 10.914%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	1,000	863,802
Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 10.139%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	250	211,933
Neuberger Berman Loan Advisers CLO 39, Ltd., Series 2020-39A, Class E, 11.443%, (3 mo. USD LIBOR + 7.20%), 1/20/32(1)(2)	1,500	1,373,704
Palmer Square CLO, Ltd.:
Series 2013-2A, Class DRR, 9.929%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	250	211,390
Security	Principal Amount (000's omitted)	Value
Palmer Square CLO, Ltd.: (continued)
Series 2015-1A, Class DR4, 9.484%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	$1,000	$ 850,097
Series 2019-1A, Class DR, 9.405%, (3 mo. USD LIBOR + 6.50%), 11/14/34(1)(2)	500	426,522
Series 2021-2A, Class E, 10.429%, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(2)	1,000	886,353
RAD CLO 5, Ltd., Series 2019-5A, Class E, 11.025%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	500	418,950
Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 10.308%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	804,144
Regatta XV Funding, Ltd., Series 2018-4A, Class D, 10.858%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	250	200,754
Theorem Funding Trust, Series 2022-3A, Class A, 7.599%, 4/15/29(1)(3)	634	632,234
Voya CLO, Ltd., Series 2016-3A, Class DR, 10.274%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	250	183,160
Total Asset-Backed Securities (identified cost $23,616,415)		$ 20,797,562

Collateralized Mortgage Obligations — 0.4%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., Series 5160, Class ZY, 3.00%, 10/25/50	$734	$ 544,696
PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A, 6.236%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	117	115,483
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(1)(4)	1,223	1,118,457
Total Collateralized Mortgage Obligations (identified cost $2,057,682)		$ 1,778,636

Commercial Mortgage-Backed Securities — 3.1%
Security	Principal Amount* (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(4)	600	$ 438,908
BBCMS Mortgage Trust:
Series 2017-C1, Class D, 3.495%, 2/15/50(1)(4)	1,000	746,105
Series 2017-DELC, Class D, 5.237%, (1 mo. USD LIBOR + 1.70%), 8/15/36(1)(2)	1,200	1,145,050
BX Trust, Series 2018-EXCL, Class C, 5.388%, (1 mo. USD LIBOR + 1.975%), 9/15/37(1)(2)	980	917,012

8
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class C, 4.134%, 4/10/46(4)		200	$ 196,353
COMM Mortgage Trust, Series 2014-CR21, Class C, 4.419%, 12/10/47(4)		738	664,373
CSMC Trust:
Series 2022-CNTR, Class A, 7.32%, (1 mo. SOFR + 3.944%), 1/15/24(1)(2)		1,000	934,519
Series 2022-NWPT, Class A, 6.519%, (1 mo. SOFR + 3.143%), 9/9/24(1)(2)		290	287,434
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19, Class B, 4.394%, 4/15/47(4)		215	204,909
Series 2014-C23, Class D, 3.983%, 9/15/47(1)(4)		750	645,987
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)		150	29,925
Series 2021-MHC, Class C, 4.712%, (1 mo. USD LIBOR + 1.30%), 4/15/38(1)(2)		1,800	1,702,978
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 5.062%, (1 mo. USD LIBOR + 1.65%), 5/15/36(1)(2)(5)		438	420,332
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 5.612%, (1 mo. USD LIBOR + 2.20%), 6/15/35(1)(2)		100	88,946
Vita Scientia, Series 2022-1A, Class D, 3.008%, (3 mo. EURIBOR + 2.49%), 8/27/25(1)(2)	EUR	450	392,674
VMC Finance, LLC, Series 2021-HT1, Class B, 7.943%, (1 mo. USD LIBOR + 4.50%), 1/18/37(1)(2)		2,000	1,848,488
Wells Fargo Commercial Mortgage Trust:
Series 2015-LC22, Class C, 4.556%, 9/15/58(4)		100	91,707
Series 2016-C35, Class D, 3.142%, 7/15/48(1)		1,700	1,258,168
WFRBS Commercial Mortgage Trust, Series 2013-C16, Class B, 4.981%, 9/15/46(4)		640	606,085
Total Commercial Mortgage-Backed Securities (identified cost $13,590,660)			$ 12,619,953

Common Stocks — 0.0%(6)
Security	Shares	Value
Electronics/Electrical — 0.0%(6)
Riverbed Technology, Inc.(7)(8)	846	$ 425
		$ 425
Oil and Gas — 0.0%
Sable Permian Resources, LLC(7)(8)(9)	11,719,991	$ 0
		$ 0
Total Common Stocks (identified cost $11,473,746)		$ 425

Convertible Bonds — 0.2%
Security	Principal Amount (000's omitted)	Value
Leisure Goods/Activities/Movies — 0.2%
Peloton Interactive, Inc., 0.00%, 2/15/26	$741	$ 533,552
		$ 533,552
Technology — 0.0%(6)
1Life Healthcare, Inc., 3.00%, 6/15/25	$75	$ 72,975
		$ 72,975
Total Convertible Bonds (identified cost $712,956)		$ 606,527

Convertible Preferred Stocks — 0.0%(6)
Security	Shares	Value
Electronics/Electrical — 0.0%(6)
Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(7)(8)	2,611	$ 2,611
Total Convertible Preferred Stocks (identified cost $78,328)		$ 2,611

Corporate Bonds — 49.4%
Security	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 1.1%
Moog, Inc., 4.25%, 12/15/27(1)	791	$ 709,096
Rolls-Royce PLC, 5.75%, 10/15/27(1)	1,200	1,087,608
TransDigm UK Holdings PLC, 6.875%, 5/15/26	400	390,960
TransDigm, Inc.:
4.625%, 1/15/29	343	292,631
5.50%, 11/15/27	743	678,983
6.375%, 6/15/26	818	790,458
7.50%, 3/15/27	541	533,902
		$ 4,483,638
Agriculture — 0.2%
Darling Ingredients, Inc., 6.00%, 6/15/30(1)	559	$ 538,795
Kernel Holding S.A., 6.75%, 10/27/27(10)	750	247,125
		$ 785,920

9
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Air Transport — 0.7%
Air France-KLM, 1.875%, 1/16/25(10)	EUR	400	$ 353,716
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)		778	742,159
5.75%, 4/20/29(1)		128	116,709
Deutsche Lufthansa AG, 2.875%, 2/11/25(10)	EUR	400	369,583
Gatwick Airport Finance PLC, 4.375%, 4/7/26(10)	GBP	1,050	1,005,035
United Airlines, Inc., 4.625%, 4/15/29(1)		195	167,120
			$ 2,754,322
Automotive — 1.9%
Allison Transmission, Inc., 3.75%, 1/30/31(1)		118	$ 94,429
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(1)		392	323,384
4.75%, 3/1/30		303	248,720
Clarios Global, L.P./Clarios US Finance Co.:
4.375%, 5/15/26(10)	EUR	1,777	1,646,801
8.50%, 5/15/27(1)		670	657,736
Faurecia S.E.:
2.375%, 6/15/29(10)	EUR	350	262,304
2.75%, 2/15/27(10)	EUR	700	594,448
Ford Motor Co.:
4.75%, 1/15/43		325	226,907
6.625%, 10/1/28		825	814,927
9.625%, 4/22/30		44	49,176
Goodyear Tire & Rubber Co. (The):
5.00%, 7/15/29		935	813,235
5.25%, 7/15/31		511	433,635
Lithia Motors, Inc.:
3.875%, 6/1/29(1)		398	321,773
4.375%, 1/15/31(1)		452	367,686
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		117	84,162
Sonic Automotive, Inc.:
4.625%, 11/15/29(1)		587	461,285
4.875%, 11/15/31(1)		239	180,786
Wheel Pros, Inc., 6.50%, 5/15/29(1)		406	191,690
			$ 7,773,084
Banks and Thrifts — 0.1%
SVB Financial Group, 4.10% to 2/15/31(11)(12)		720	$ 446,209
			$ 446,209
Building and Development — 1.9%
Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 4.50%, 4/1/27(1)		391	$ 333,492
Security	Principal Amount* (000's omitted)		Value
Building and Development (continued)
Builders FirstSource, Inc.:
4.25%, 2/1/32(1)		335	$ 268,631
5.00%, 3/1/30(1)		105	90,333
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)		550	532,854
HT Troplast GmbH, 9.25%, 7/15/25(10)	EUR	1,465	1,266,740
KB Home:
4.00%, 6/15/31		26	19,732
4.80%, 11/15/29		170	139,015
MIWD Holdco II, LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		490	378,714
Oscar AcquisitionCo, LLC/Oscar Finance, Inc., 9.50%, 4/15/30(1)		188	159,638
Patrick Industries, Inc., 7.50%, 10/15/27(1)		70	64,472
Smyrna Ready Mix Concrete, LLC, 6.00%, 11/1/28(1)		1,478	1,245,688
Standard Industries, Inc.:
2.25%, 11/21/26(10)	EUR	1,500	1,233,595
4.75%, 1/15/28(1)		753	661,676
Victoria PLC, 3.625%, 8/24/26(10)	EUR	1,658	1,279,855
			$ 7,674,435
Business Equipment and Services — 1.0%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		680	$ 621,513
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:
3.625%, 6/1/28(10)	EUR	350	278,426
4.625%, 6/1/28(1)		239	195,975
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC:
7.125%, 7/31/26(1)		1,535	1,454,367
7.125%, 7/31/26(10)		260	246,342
Terminix Co., LLC (The), 7.45%, 8/15/27		973	1,086,140
			$ 3,882,763
Cable and Satellite Television — 1.2%
Altice France S.A.:
5.875%, 2/1/27(10)	EUR	752	$ 647,437
8.125%, 2/1/27(1)		795	729,015
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(1)		565	447,285
4.50%, 8/15/30(1)		900	731,952
4.75%, 3/1/30(1)		1,288	1,084,709
4.75%, 2/1/32(1)		225	180,544
5.00%, 2/1/28(1)		400	362,696
6.375%, 9/1/29(1)		601	554,777

10
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Cable and Satellite Television (continued)
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(10)	GBP	181	$ 166,979
			$ 4,905,394
Capital Goods — 0.2%
BWX Technologies, Inc.:
4.125%, 6/30/28(1)		576	$ 504,841
4.125%, 4/15/29(1)		221	191,397
			$ 696,238
Chemicals and Plastics — 1.2%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(1)		147	$ 117,257
Avient Corp., 7.125%, 8/1/30(1)		240	229,823
Braskem Idesa SAPI, 7.45%, 11/15/29(10)		1,150	882,596
Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)		452	370,951
Herens Midco S.a.r.l., 5.25%, 5/15/29(10)	EUR	600	386,307
INEOS Quattro Finance 2 PLC, 2.50%, 1/15/26(10)	EUR	440	364,593
NOVA Chemicals Corp., 4.875%, 6/1/24(1)		259	252,461
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		583	493,982
SPCM S.A.:
2.625%, 2/1/29(10)	EUR	117	89,596
2.625%, 2/1/29(1)	EUR	100	76,577
Univar Solutions USA, Inc., 5.125%, 12/1/27(1)		300	277,935
Valvoline, Inc.:
3.625%, 6/15/31(1)		256	202,344
4.25%, 2/15/30(1)		370	356,684
W.R. Grace Holdings, LLC, 4.875%, 6/15/27(1)		639	559,924
			$ 4,661,030
Clothing/Textiles — 0.2%
William Carter Co. (The), 5.625%, 3/15/27(1)		678	$ 645,511
			$ 645,511
Commercial Services — 1.6%
APi Group DE, Inc., 4.75%, 10/15/29(1)		914	$ 771,775
Autostrade per l'Italia SpA:
1.75%, 2/1/27(10)	EUR	350	303,630
2.00%, 12/4/28(10)	EUR	100	81,741
EC Finance PLC, 3.00%, 10/15/26(10)	EUR	381	333,581
HealthEquity, Inc., 4.50%, 10/1/29(1)		718	628,250
Korn Ferry, 4.625%, 12/15/27(1)		620	564,870
LABL, Inc., 5.875%, 11/1/28(1)		598	520,580
Metis Merger Sub, LLC, 6.50%, 5/15/29(1)		395	317,939
Security	Principal Amount* (000's omitted)		Value
Commercial Services (continued)
MoneyGram International, Inc., 5.375%, 8/1/26(1)		437	$ 429,781
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)		349	306,748
Verisure Holding AB:
3.25%, 2/15/27(10)	EUR	600	505,796
3.875%, 7/15/26(10)	EUR	230	203,971
Verisure Midholding AB, 5.25%, 2/15/29(10)	EUR	380	289,586
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		1,110	1,036,761
			$ 6,295,009
Computers — 0.5%
Booz Allen Hamilton, Inc., 3.875%, 9/1/28(1)		1,238	$ 1,093,030
NCR Corp.:
5.125%, 4/15/29(1)		53	44,597
5.25%, 10/1/30(1)		42	33,985
Presidio Holdings, Inc., 8.25%, 2/1/28(1)		763	680,146
			$ 1,851,758
Conglomerates — 0.2%
Spectrum Brands, Inc.:
5.00%, 10/1/29(1)		325	$ 268,125
5.50%, 7/15/30(1)		467	375,628
			$ 643,753
Consumer Products — 0.2%
Central Garden & Pet Co., 4.125%, 10/15/30		731	$ 605,254
			$ 605,254
Containers and Glass Products — 0.6%
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC, 3.00%, 9/1/29(10)	EUR	500	$ 354,806
Canpack S.A./Canpack US, LLC, 3.875%, 11/15/29(1)		1,114	886,889
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		846	811,064
Verallia S.A., 1.875%, 11/10/31(10)	EUR	700	512,640
			$ 2,565,399
Cosmetics/Toiletries — 0.2%
Edgewell Personal Care Co.:
4.125%, 4/1/29(1)		238	$ 203,609
5.50%, 6/1/28(1)		650	612,596
			$ 816,205
Distribution & Wholesale — 0.7%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)		1,138	$ 1,042,201

11
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Distribution & Wholesale (continued)
Parts Europe S.A., 5.456%, (3 mo. EURIBOR + 4.00%), 7/20/27(2)(10)	EUR	581	$ 559,876
Performance Food Group, Inc.:
4.25%, 8/1/29(1)		551	468,102
5.50%, 10/15/27(1)		450	426,535
6.875%, 5/1/25(1)		209	208,797
			$ 2,705,511
Diversified Financial Services — 2.9%
ADLER Group S.A., 2.75%, 11/13/26(10)	EUR	100	$ 42,989
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)		345	346,756
Encore Capital Group, Inc.:
5.375%, 2/15/26(10)	GBP	555	556,915
5.628%, (3 mo. EURIBOR + 4.25%), 1/15/28(2)(10)	EUR	643	572,647
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(1)		482	427,122
Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(1)		798	665,532
KOC Holding AS, 6.50%, 3/11/25(10)		1,400	1,331,134
Lincoln Financing S.a.r.l., 3.625%, 4/1/24(10)	EUR	1,147	1,103,994
Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(1)		443	406,085
PRA Group, Inc.:
5.00%, 10/1/29(1)		186	149,445
7.375%, 9/1/25(1)		784	751,056
ProGroup AG, 3.00%, 3/31/26(10)	EUR	1,631	1,421,834
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.:
2.875%, 10/15/26(1)		365	305,583
3.625%, 3/1/29(1)		364	283,050
4.00%, 10/15/33(1)		65	45,557
Sherwood Financing PLC, 6.00%, 11/15/26(10)	GBP	934	782,982
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.375%, 2/1/30(1)		635	528,711
Vivion Investments S.a.r.l., 3.00%, 8/8/24(10)	EUR	2,500	2,127,380
			$ 11,848,772
Drugs — 0.7%
AdaptHealth, LLC:
5.125%, 3/1/30(1)		318	$ 276,561
6.125%, 8/1/28(1)		658	609,472
Catalent Pharma Solutions, Inc., 2.375%, 3/1/28(10)	EUR	824	686,397
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)		400	318,076
Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		459	347,831
Perrigo Finance Unlimited Co., 4.40%, 6/15/30		899	753,335
			$ 2,991,672
Security	Principal Amount* (000's omitted)		Value
Ecological Services and Equipment — 1.1%
Clean Harbors, Inc.:
4.875%, 7/15/27(1)		200	$ 188,509
5.125%, 7/15/29(1)		674	625,863
Covanta Holding Corp., 4.875%, 12/1/29(1)		750	640,391
GFL Environmental, Inc.:
3.50%, 9/1/28(1)		1,032	877,659
4.25%, 6/1/25(1)		313	299,269
4.75%, 6/15/29(1)		1,106	966,464
Paprec Holding S.A.:
3.50%, 7/1/28(10)	EUR	716	567,573
4.00%, 3/31/25(10)	EUR	400	366,641
			$ 4,532,369
Electric Utilities — 0.8%
Drax Finco PLC, 6.625%, 11/1/25(1)		582	$ 542,055
EDP - Energias de Portugal S.A., 4.496% to 1/30/24, 4/30/79(10)(12)	EUR	1,100	1,064,686
FirstEnergy Corp.:
2.65%, 3/1/30		585	474,233
Series B, 4.40%, 7/15/27		494	464,740
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		578	521,173
WESCO Distribution, Inc., 7.25%, 6/15/28(1)		267	271,247
			$ 3,338,134
Electronics/Electrical — 0.7%
Coherent Corp., 5.00%, 12/15/29(1)		714	$ 614,254
Imola Merger Corp., 4.75%, 5/15/29(1)		964	832,843
Open Text Corp., 3.875%, 2/15/28(1)		798	684,660
Sensata Technologies B.V., 5.00%, 10/1/25(1)		436	423,425
Sensata Technologies, Inc., 4.375%, 2/15/30(1)		360	310,176
			$ 2,865,358
Energy — 0.7%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)		1,078	$ 1,036,643
New Fortress Energy, Inc., 6.50%, 9/30/26(1)		941	914,657
Sunoco, L.P./Sunoco Finance Corp.:
4.50%, 5/15/29		583	502,152
4.50%, 4/30/30		372	317,299
			$ 2,770,751
Engineering & Construction — 0.4%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)		42	$ 38,074

12
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Engineering & Construction (continued)
Cellnex Finance Co. S.A., 2.25%, 4/12/26(10)	EUR	600	$ 540,963
Dycom Industries, Inc., 4.50%, 4/15/29(1)		377	329,334
TopBuild Corp., 4.125%, 2/15/32(1)		791	620,467
			$ 1,528,838
Entertainment — 1.6%
Caesars Entertainment, Inc.:
6.25%, 7/1/25(1)		1,031	$ 1,007,542
8.125%, 7/1/27(1)		508	494,921
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)		519	469,176
CPUK Finance, Ltd., 4.875%, 8/28/25(10)	GBP	1,130	1,177,428
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)		755	666,918
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)		342	304,794
Lottomatica SpA:
5.125%, 7/15/25(10)	EUR	365	337,232
6.25%, 7/15/25(10)	EUR	300	282,182
Scientific Games International, Inc., 7.00%, 5/15/28(1)		982	952,452
Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		796	692,783
			$ 6,385,428
Environmental — 0.1%
Clearway Energy Operating, LLC, 4.75%, 3/15/28(1)		350	$ 324,283
			$ 324,283
Financial Intermediaries — 1.2%
Ally Financial, Inc., Series B, 4.70% to 5/15/26(11)(12)		635	$ 462,359
Compass Group Diversified Holdings, LLC, 5.25%, 4/15/29(1)		160	138,006
Ford Motor Credit Co., LLC:
2.70%, 8/10/26		800	694,184
2.90%, 2/16/28		203	165,294
3.815%, 11/2/27		641	552,082
4.125%, 8/17/27		457	406,817
5.113%, 5/3/29		300	268,723
5.125%, 6/16/25		273	263,824
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:
6.25%, 5/15/26		300	288,552
6.375%, 12/15/25		680	661,681
MSCI, Inc.:
3.625%, 9/1/30(1)		357	298,934
3.875%, 2/15/31(1)		592	499,900
			$ 4,700,356
Security	Principal Amount* (000's omitted)		Value
Food Products — 0.8%
Kraft Heinz Foods Co.:
3.875%, 5/15/27		379	$ 355,377
4.25%, 3/1/31		587	530,832
4.375%, 6/1/46		164	128,318
4.625%, 10/1/39		17	14,122
5.50%, 6/1/50		37	33,963
Nomad Foods Bondco PLC, 2.50%, 6/24/28(10)	EUR	1,302	1,037,274
Pilgrim's Pride Corp., 3.50%, 3/1/32(1)		1,123	862,705
Post Holdings, Inc., 5.625%, 1/15/28(1)		363	339,841
			$ 3,302,432
Food Service — 0.6%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:
3.875%, 1/15/28(1)		386	$ 339,996
4.375%, 1/15/28(1)		473	415,961
IRB Holding Corp., 7.00%, 6/15/25(1)		37	37,022
US Foods, Inc., 4.75%, 2/15/29(1)		936	831,730
Yum! Brands, Inc., 3.625%, 3/15/31		758	609,849
			$ 2,234,558
Food/Drug Retailers — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
4.875%, 2/15/30(1)		393	$ 349,735
5.875%, 2/15/28(1)		806	754,593
			$ 1,104,328
Forest Products & Paper — 0.0%(6)
Glatfelter Corp., 4.75%, 11/15/29(1)		51	$ 32,920
			$ 32,920
Health Care — 3.4%
Avantor Funding, Inc.:
2.625%, 11/1/25(10)	EUR	300	$ 277,493
3.875%, 7/15/28(10)	EUR	350	303,949
Centene Corp.:
2.50%, 3/1/31		296	227,657
3.00%, 10/15/30		584	471,072
3.375%, 2/15/30		613	510,169
4.625%, 12/15/29		643	582,970
Chrome Bidco SASU, 3.50%, 5/31/28(10)	EUR	500	401,827
Encompass Health Corp., 4.75%, 2/1/30		616	526,501
Grifols Escrow Issuer S.A.:
3.875%, 10/15/28(10)	EUR	1,847	1,395,617

13
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Health Care (continued)
Grifols Escrow Issuer S.A.: (continued)
4.75%, 10/15/28(1)		595	$ 465,632
Grifols S.A., 1.625%, 2/15/25(10)	EUR	400	361,709
HCA, Inc.:
5.875%, 2/1/29		708	691,799
7.69%, 6/15/25		200	206,412
IQVIA, Inc., 2.25%, 3/15/29(10)	EUR	311	250,372
Legacy LifePoint Health, LLC, 4.375%, 2/15/27(1)		354	279,953
LifePoint Health, Inc., 5.375%, 1/15/29(1)		124	79,397
Medline Borrower, L.P., 5.25%, 10/1/29(1)		1,095	854,658
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)		414	352,879
ModivCare, Inc., 5.875%, 11/15/25(1)		357	339,655
Molina Healthcare, Inc.:
3.875%, 11/15/30(1)		573	488,272
3.875%, 5/15/32(1)		814	681,025
Option Care Health, Inc., 4.375%, 10/31/29(1)		478	413,434
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)		130	103,918
Team Health Holdings, Inc., 6.375%, 2/1/25(1)		639	483,844
Tenet Healthcare Corp.:
4.375%, 1/15/30(1)		169	142,087
6.125%, 10/1/28(1)		1,004	870,594
6.875%, 11/15/31		313	266,097
US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)		845	768,194
Varex Imaging Corp., 7.875%, 10/15/27(1)		852	832,818
			$ 13,630,004
Home Furnishings — 0.2%
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		928	$ 698,719
			$ 698,719
Industrial Equipment — 0.3%
Madison IAQ, LLC, 5.875%, 6/30/29(1)		744	$ 511,697
TK Elevator Midco GmbH, 6.128%, (3 mo. EURIBOR + 4.75%), 7/15/27(2)(10)	EUR	630	583,311
			$ 1,095,008
Insurance — 0.5%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		1,017	$ 929,431
Galaxy Finco, Ltd., 9.25%, 7/31/27(10)	GBP	981	900,008
			$ 1,829,439
Security	Principal Amount* (000's omitted)		Value
Internet Software & Services — 0.5%
Arches Buyer, Inc.:
4.25%, 6/1/28(1)		195	$ 160,423
6.125%, 12/1/28(1)		197	152,183
Match Group Holdings II, LLC, 3.625%, 10/1/31(1)		555	423,853
Netflix, Inc., 5.375%, 11/15/29(1)		581	553,280
Science Applications International Corp., 4.875%, 4/1/28(1)		908	828,052
			$ 2,117,791
Leisure Goods/Activities/Movies — 1.5%
Cinemark USA, Inc.:
5.25%, 7/15/28(1)		390	$ 297,028
5.875%, 3/15/26(1)		112	94,456
8.75%, 5/1/25(1)		413	414,732
LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(10)(13)	EUR	1,310	1,115,780
Life Time, Inc.:
5.75%, 1/15/26(1)		401	373,955
8.00%, 4/15/26(1)		636	555,478
Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)		452	402,760
Motion Finco S.a.r.l., 7.00%, 5/15/25(10)	EUR	435	423,891
National CineMedia, LLC:
5.75%, 8/15/26		333	28,736
5.875%, 4/15/28(1)		685	276,326
NCL Corp., Ltd.:
5.875%, 3/15/26(1)		212	174,017
5.875%, 2/15/27(1)		102	91,198
7.75%, 2/15/29(1)		86	68,709
NCL Finance, Ltd., 6.125%, 3/15/28(1)		93	72,446
Playtika Holding Corp., 4.25%, 3/15/29(1)		621	518,361
Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27(1)		480	461,146
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)		158	136,119
Viking Cruises, Ltd.:
5.875%, 9/15/27(1)		485	384,436
7.00%, 2/15/29(1)		205	162,941
Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		131	102,313
			$ 6,154,828
Machinery — 0.1%
IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(10)	EUR	678	$ 552,633
			$ 552,633
Media — 0.3%
Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(1)		470	$ 338,988

14
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Media (continued)
Outfront Media Capital, LLC/Outfront Media Capital Corp., 4.625%, 3/15/30(1)		382	$ 316,527
Univision Communications, Inc., 7.375%, 6/30/30(1)		664	643,220
			$ 1,298,735
Metals/Mining — 0.8%
Compass Minerals International, Inc., 6.75%, 12/1/27(1)		800	$ 753,733
Freeport-McMoRan, Inc., 5.45%, 3/15/43		416	342,362
Hudbay Minerals, Inc.:
4.50%, 4/1/26(1)		503	442,524
6.125%, 4/1/29(1)		220	182,670
Novelis Corp., 3.25%, 11/15/26(1)		237	208,039
Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(10)	EUR	600	487,260
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		902	792,615
			$ 3,209,203
Nonferrous Metals/Minerals — 0.5%
Eldorado Gold Corp., 6.25%, 9/1/29(1)		485	$ 393,097
New Gold, Inc., 7.50%, 7/15/27(1)		1,876	1,602,594
			$ 1,995,691
Oil and Gas — 3.0%
Aethon III BR, LLC, 9.00%, (1 mo. USD LIBOR + 7.50%), 10/1/25(2)		757	$ 759,231
Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)		450	458,045
Callon Petroleum Co., 8.00%, 8/1/28(1)		704	703,134
Colgate Energy Partners III, LLC:
5.875%, 7/1/29(1)		451	421,581
7.75%, 2/15/26(1)		362	360,980
CrownRock, L.P./CrownRock Finance, Inc., 5.00%, 5/1/29(1)		487	443,100
CVR Energy, Inc., 5.75%, 2/15/28(1)		865	784,101
Nabors Industries, Ltd., 9.00%, 2/1/25(1)		433	439,691
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)		1,150	1,119,417
Occidental Petroleum Corp.:
6.20%, 3/15/40		141	135,963
6.375%, 9/1/28		167	169,886
6.625%, 9/1/30		1,093	1,138,764
Parkland Corp.:
4.50%, 10/1/29(1)		480	405,149
4.625%, 5/1/30(1)		292	243,616
Precision Drilling Corp., 7.125%, 1/15/26(1)		520	511,550
Tap Rock Resources, LLC, 7.00%, 10/1/26(1)		847	792,162
Security	Principal Amount* (000's omitted)		Value
Oil and Gas (continued)
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:
4.00%, 1/15/32		268	$ 220,228
4.875%, 2/1/31		322	284,505
6.875%, 1/15/29		341	340,543
Tervita Corp., 11.00%, 12/1/25(1)		478	520,032
Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)		512	490,906
Weatherford International, Ltd., 8.625%, 4/30/30(1)		350	330,596
Wintershall Dea Finance 2 B.V., 2.499% to 4/20/26(10)(11)(12)	EUR	1,300	1,019,891
			$ 12,093,071
Packaging & Containers — 0.6%
Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(10)	EUR	752	$ 614,485
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)		188	169,497
Schoeller Packaging B.V., 6.375%, 11/1/24(10)	EUR	1,050	838,761
Trivium Packaging Finance B.V.:
3.75%, 8/15/26(10)	EUR	575	512,511
4.071%, (3 mo. EURIBOR + 3.75%), 8/15/26(2)(10)	EUR	500	463,538
			$ 2,598,792
Pharmaceuticals — 0.5%
BellRing Brands, Inc., 7.00%, 3/15/30(1)		759	$ 718,420
Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)		1,024	958,316
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)		282	272,112
P&L Development, LLC/PLD Finance Corp., 7.75%, 11/15/25(1)		292	225,809
			$ 2,174,657
Pipelines — 1.5%
Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:
5.75%, 3/1/27(1)		493	$ 470,598
7.875%, 5/15/26(1)		148	151,151
Cheniere Energy Partners, L.P., 4.00%, 3/1/31		1,202	1,014,939
Cheniere Energy, Inc., 4.625%, 10/15/28		779	720,229
DCP Midstream, L.P., Series A, 7.375% to 12/15/22(11)(12)		562	555,006
DT Midstream, Inc., 4.125%, 6/15/29(1)		599	519,324
EQM Midstream Partners, L.P.:
4.50%, 1/15/29(1)		743	633,370
6.00%, 7/1/25(1)		75	72,735
6.50%, 7/1/27(1)		405	395,863
7.50%, 6/1/30(1)		296	288,260

15
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Pipelines (continued)
Kinetik Holdings, L.P., 5.875%, 6/15/30(1)		679	$ 637,814
Venture Global Calcasieu Pass, LLC, 3.875%, 8/15/29(1)		586	504,074
Western Midstream Operating, L.P., 4.30%, 2/1/30		285	251,235
			$ 6,214,598
Publishing — 0.2%
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(1)		485	$ 428,349
8.00%, 8/1/29(1)		604	515,617
			$ 943,966
Radio and Television — 0.3%
Sirius XM Radio, Inc.:
3.125%, 9/1/26(1)		203	$ 181,836
3.875%, 9/1/31(1)		204	163,594
5.50%, 7/1/29(1)		900	831,397
			$ 1,176,827
Real Estate Investment Trusts (REITs) — 0.5%
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)		600	$ 489,156
3.75%, 9/15/30(1)		250	172,881
Heimstaden Bostad AB, 3.248% to 11/19/24(10)(11)(12)	EUR	750	535,285
Shimao Group Holdings, Ltd., 5.60%, 7/15/26(10)(14)		1,250	65,945
VICI Properties, L.P./VICI Note Co., Inc.:
3.75%, 2/15/27(1)		75	65,880
4.625%, 12/1/29(1)		648	564,981
			$ 1,894,128
Retail — 1.4%
Arko Corp., 5.125%, 11/15/29(1)		881	$ 698,809
Dufry One B.V., 3.375%, 4/15/28(10)	EUR	1,350	1,103,525
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)		361	314,635
Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)		724	602,156
LCM Investments Holdings II, LLC, 4.875%, 5/1/29(1)		775	655,755
Midco GB SASU, 7.75%, (7.75% cash or 8.50% PIK), 11/1/27(10)(13)	EUR	815	762,253
Punch Finance PLC, 6.125%, 6/30/26(10)	GBP	745	747,715
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(1)		254	214,119
Victoria's Secret & Co., 4.625%, 7/15/29(1)		774	617,598
			$ 5,716,565
Security	Principal Amount* (000's omitted)		Value
Retailers (Except Food and Drug) — 0.8%
Bath & Body Works, Inc.:
6.625%, 10/1/30(1)		430	$ 385,753
6.875%, 11/1/35		536	451,341
6.95%, 3/1/33		282	232,594
7.60%, 7/15/37		55	43,580
9.375%, 7/1/25(1)		54	56,094
Dave & Buster's, Inc., 7.625%, 11/1/25(1)		923	921,805
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29(1)		844	794,297
Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)		437	371,485
			$ 3,256,949
Semiconductors & Semiconductor Equipment — 0.2%
Entegris Escrow Corp., 4.75%, 4/15/29(1)		218	$ 192,931
ON Semiconductor Corp., 3.875%, 9/1/28(1)		661	584,036
			$ 776,967
Software — 0.1%
Sabre GLBL, Inc., 9.25%, 4/15/25(1)		237	$ 230,064
			$ 230,064
Software and Services — 0.4%
Fair Isaac Corp., 4.00%, 6/15/28(1)		667	$ 605,286
Gartner, Inc.:
3.75%, 10/1/30(1)		547	460,848
4.50%, 7/1/28(1)		534	495,950
			$ 1,562,084
Specialty Retail — 0.1%
Fiber Bidco SpA:
7.543%, (3 mo. EURIBOR + 6.00%), 10/25/27(2)(10)	EUR	200	$ 187,724
11.00%, 10/25/27(10)	EUR	270	271,861
			$ 459,585
Steel — 0.6%
Allegheny Ludlum, LLC, 6.95%, 12/15/25		401	$ 392,864
Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		2,185	2,032,509
TMS International Corp., 6.25%, 4/15/29(1)		89	62,550
			$ 2,487,923
Surface Transport — 0.1%
Hertz Corp. (The):
4.625%, 12/1/26(1)		47	$ 40,137

16
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Surface Transport (continued)
Hertz Corp. (The): (continued)
5.00%, 12/1/29(1)		379	$ 301,258
			$ 341,395
Technology — 0.6%
Almaviva-The Italian Innovation Co. SpA, 4.875%, 10/30/26(10)	EUR	450	$ 400,937
AthenaHealth Group, Inc., 6.50%, 2/15/30(1)		750	586,328
International Game Technology PLC:
3.50%, 6/15/26(10)	EUR	250	234,589
4.125%, 4/15/26(1)		573	532,752
6.25%, 1/15/27(1)		200	198,621
6.50%, 2/15/25(1)		537	538,031
Seagate HDD Cayman, 3.375%, 7/15/31		136	97,269
			$ 2,588,527
Telecommunications — 3.6%
Ciena Corp., 4.00%, 1/31/30(1)		491	$ 415,688
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		1,299	1,223,203
DKT Finance ApS, 9.375%, 6/17/23(1)		600	579,750
Iliad Holding SASU:
5.125%, 10/15/26(10)	EUR	175	161,400
5.625%, 10/15/28(10)	EUR	146	129,925
6.50%, 10/15/26(1)		543	503,736
7.00%, 10/15/28(1)		362	328,557
LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)		1,141	964,065
Level 3 Financing, Inc.:
4.25%, 7/1/28(1)		594	491,672
4.625%, 9/15/27(1)		232	201,870
Lorca Telecom Bondco S.A., 4.00%, 9/18/27(10)	EUR	1,573	1,371,095
Network i2i, Ltd., 3.975% to 3/3/26(10)(11)(12)		1,000	794,405
Sprint Capital Corp., 6.875%, 11/15/28		1,091	1,127,538
Sprint Corp.:
7.625%, 2/15/25		324	333,347
7.625%, 3/1/26		225	235,212
Summer (BC) Bidco B, LLC, 5.50%, 10/31/26(1)		583	464,864
Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(10)	EUR	327	252,900
Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(10)	EUR	600	515,764
Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	425	422,547
Telecom Italia SpA:
1.625%, 1/18/29(10)	EUR	455	326,324
2.75%, 4/15/25(10)	EUR	367	332,918
4.00%, 4/11/24(10)	EUR	600	578,437
T-Mobile USA, Inc., 2.25%, 2/15/26		520	467,680
Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
Viasat, Inc., 5.625%, 4/15/27(1)		583	$ 540,071
Viavi Solutions, Inc., 3.75%, 10/1/29(1)		601	502,643
VTR Comunicaciones SpA, 5.125%, 1/15/28(10)		667	425,203
Wp/ap Telecom Holdings III B.V., 5.50%, 1/15/30(10)	EUR	1,125	866,864
			$ 14,557,678
Transportation — 0.3%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		457	$ 408,706
Getlink S.E., 3.50%, 10/30/25(10)	EUR	550	519,886
Seaspan Corp., 5.50%, 8/1/29(1)		552	426,552
			$ 1,355,144
Utilities — 0.9%
Calpine Corp., 5.00%, 2/1/31(1)		615	$ 521,064
Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(1)		411	333,512
NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(1)		332	309,250
NRG Energy, Inc.:
3.625%, 2/15/31(1)		563	448,784
3.875%, 2/15/32(1)		118	93,285
5.75%, 1/15/28		580	554,576
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)		460	414,487
5.00%, 1/31/28(1)		450	417,902
Vistra Operations Co., LLC:
4.375%, 5/1/29(1)		193	165,538
5.00%, 7/31/27(1)		580	536,062
			$ 3,794,460
Total Corporate Bonds (identified cost $230,030,312)			$198,957,063

Preferred Stocks — 0.2%
Security	Shares	Value
Distribution & Wholesale — 0.2%
WESCO International, Inc., Series A, 10.625% to 6/22/25	36,126	$ 975,402
Total Preferred Stocks (identified cost $1,027,930)		$ 975,402

17
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Senior Floating-Rate Loans — 29.9%(15)
Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.7%
Dynasty Acquisition Co., Inc.:
Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/6/26	$835	$ 787,015
Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 4/6/26	449	423,127
WP CPP Holdings, LLC, Term Loan, 8.168%, (USD LIBOR + 3.75%), 4/30/25(16)	1,867	1,606,039
		$ 2,816,181
Airlines — 0.8%
American Airlines, Inc., Term Loan, 8.993%, (3 mo. USD LIBOR + 4.75%), 4/20/28	$2,000	$ 1,982,858
Mileage Plus Holdings, LLC, Term Loan, 8.777%, (3 mo. USD LIBOR + 5.25%), 6/21/27	621	635,085
United Airlines, Inc., Term Loan, 8.108%, (3 mo. USD LIBOR + 3.75%), 4/21/28	474	463,942
		$ 3,081,885
Auto Components — 0.3%
DexKo Global, Inc., Term Loan, 7.476%, (USD LIBOR + 3.75%), 10/4/28(16)	$522	$ 474,545
LTI Holdings, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 9/6/25	719	672,508
		$ 1,147,053
Biotechnology — 0.3%
Alltech, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 10/13/28	$1,241	$ 1,192,551
		$ 1,192,551
Capital Markets — 0.7%
Advisor Group, Inc., Term Loan, 8.254%, (1 mo. USD LIBOR + 4.50%), 7/31/26	$1,975	$ 1,901,790
Axalta Coating Systems US Holdings, Inc., Term Loan, 5.424%, (3 mo. USD LIBOR + 1.75%), 6/1/24	965	955,739
		$ 2,857,529
Chemicals — 1.4%
CPC Acquisition Corp., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 12/29/27	$746	$ 596,970
Messer Industries GmbH, Term Loan, 6.174%, (3 mo. USD LIBOR + 2.50%), 3/2/26	1,448	1,425,724
Olympus Water US Holding Corporation, Term Loan, 8.153%, (SOFR + 4.50%), 11/9/28	1,493	1,373,846
Borrower/Description	Principal Amount (000's omitted)	Value
Chemicals (continued)
PQ Corporation, Term Loan, 6.915%, (3 mo. USD LIBOR + 2.50%), 6/9/28	$1,015	$ 981,577
W.R. Grace & Co.-Conn., Term Loan, 7.438%, (3 mo. USD LIBOR + 3.75%), 9/22/28	1,489	1,434,915
		$ 5,813,032
Commercial Services & Supplies — 1.1%
Allied Universal Holdco, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 5/12/28	$1,887	$ 1,716,620
EnergySolutions, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/9/25	1,135	1,055,416
Tempo Acquisition, LLC, Term Loan, 6.729%, (SOFR + 3.00%), 8/31/28	1,489	1,472,466
		$ 4,244,502
Communications Equipment — 0.2%
CommScope, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 4/6/26	$987	$ 945,268
		$ 945,268
Construction Materials — 0.2%
Quikrete Holdings, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 6/11/28	$796	$ 777,510
		$ 777,510
Containers & Packaging — 0.2%
Proampac PG Borrower, LLC, Term Loan, 6.997%, (USD LIBOR + 3.75%), 11/3/25(16)	$988	$ 942,772
		$ 942,772
Distributors — 0.3%
Autokiniton US Holdings, Inc., Term Loan, 7.80%, (1 mo. USD LIBOR + 4.50%), 4/6/28	$1,098	$ 1,029,518
		$ 1,029,518
Diversified Telecommunication Services — 1.3%
Altice France S.A., Term Loan, 6.905%, (3 mo. USD LIBOR + 4.00%), 8/14/26	$1,661	$ 1,527,100
CenturyLink, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 3/15/27	714	667,341
UPC Financing Partnership, Term Loan, 6.337%, (1 mo. USD LIBOR + 2.93%), 1/31/29	1,100	1,078,197

18
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Telecommunication Services (continued)
Virgin Media Bristol, LLC, Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 1/31/28	$550	$ 540,337
Ziggo Financing Partnership, Term Loan, 5.912%, (1 mo. USD LIBOR + 2.50%), 4/30/28	1,350	1,316,974
		$ 5,129,949
Electrical Equipment — 0.3%
Brookfield WEC Holdings, Inc., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 8/1/25	$1,269	$ 1,249,337
		$ 1,249,337
Electronic Equipment, Instruments & Components — 0.4%
Robertshaw US Holding Corp., Term Loan, 7.313%, (1 mo. USD LIBOR + 3.50%), 2/28/25	$1,892	$ 1,546,684
		$ 1,546,684
Entertainment — 1.2%
Delta 2 (LUX) S.a.r.l., Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 2/1/24	$2,000	$ 2,000,416
Playtika Holding Corp., Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 3/13/28	990	965,378
UFC Holdings, LLC, Term Loan, 7.11%, (3 mo. USD LIBOR + 2.75%), 4/29/26	1,860	1,823,166
		$ 4,788,960
Food Products — 0.4%
Nomad Foods Europe Midco Limited, Term Loan, 5.155%, (3 mo. USD LIBOR + 2.25%), 5/15/24	$1,579	$ 1,569,822
		$ 1,569,822
Health Care — 0.1%
Pluto Acquisition I, Inc., Term Loan, 6/22/26(17)	$332	$ 289,161
		$ 289,161
Health Care Providers & Services — 0.9%
CHG Healthcare Services, Inc., Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 9/29/28	$1,685	$ 1,639,921
Medical Solutions Holdings, Inc.:
Term Loan, 3.50%, 11/1/28(18)	138	133,342
Term Loan, 6.377%, (USD LIBOR + 3.50%), 11/1/28(16)	858	828,801
National Mentor Holdings, Inc.:
Term Loan, 7.43%, (3 mo. USD LIBOR + 3.75%), 3/2/28	41	29,812
Borrower/Description	Principal Amount (000's omitted)	Value
Health Care Providers & Services (continued)
National Mentor Holdings, Inc.: (continued)
Term Loan, 7.466%, (USD LIBOR + 3.75%), 3/2/28(16)	$1,255	$ 906,592
		$ 3,538,468
Health Care Technology — 0.8%
athenahealth, Inc.:
Term Loan, 3.50%, 2/15/29(18)	$145	$ 132,292
Term Loan, 6.967%, (SOFR + 3.50%), 2/15/29	853	778,569
Navicure, Inc., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 10/22/26	1,671	1,629,766
Verscend Holding Corp., Term Loan, 7.754%, (1 mo. USD LIBOR + 4.00%), 8/27/25	748	738,883
		$ 3,279,510
Hotels, Restaurants & Leisure — 1.1%
ClubCorp Holdings, Inc., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 9/18/24	$1,233	$ 1,110,527
Dave & Buster's, Inc., Term Loan, 8.875%, (SOFR + 5.00%), 6/29/29	351	344,463
Fertitta Entertainment, LLC, Term Loan, 7.729%, (SOFR + 4.00%), 1/27/29	1,364	1,282,860
IRB Holding Corp., Term Loan, 6.208%, (SOFR + 3.00%), 12/15/27	920	894,277
Spectacle Gary Holdings, LLC, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 11/19/28	899	864,854
		$ 4,496,981
Household Products — 0.5%
Diamond (BC) B.V., Term Loan, 7.163%, (USD LIBOR + 2.75%), 9/29/28(16)	$1,489	$ 1,396,075
Kronos Acquisition Holdings, Inc., Term Loan, 6.82%, (3 mo. USD LIBOR + 3.75%), 12/22/26	732	693,721
		$ 2,089,796
Insurance — 0.7%
AmWINS Group, Inc., Term Loan, 6.004%, (1 mo. USD LIBOR + 2.25%), 2/19/28	$1,295	$ 1,268,647
USI, Inc., Term Loan, 6.424%, (3 mo. USD LIBOR + 2.75%), 5/16/24	1,694	1,675,506
		$ 2,944,153
Interactive Media & Services — 0.2%
Getty Images, Inc., Term Loan, 7.625%, (3 mo. USD LIBOR + 4.50%), 2/19/26	$949	$ 944,842
		$ 944,842

19
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Internet & Direct Marketing Retail — 0.3%
Hoya Midco, LLC, Term Loan, 6.979%, (SOFR + 3.25%), 2/3/29	$1,132	$ 1,120,344
		$ 1,120,344
IT Services — 1.9%
Asurion, LLC:
Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 12/23/26	$2,397	$ 2,143,424
Term Loan - Second Lien, 9.004%, (1 mo. USD LIBOR + 5.25%), 1/31/28	1,000	709,375
Cyxtera DC Holdings, Inc., Term Loan, 7.36%, (3 mo. USD LIBOR + 3.00%), 5/1/24	1,488	1,279,311
Gainwell Acquisition Corp., Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 10/1/27	1,489	1,420,408
Informatica, LLC, Term Loan, 6.563%, (1 mo. USD LIBOR + 2.75%), 10/27/28	1,816	1,772,294
Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.424%, (3 mo. USD LIBOR + 8.75%), 5.174% cash, 7.25% PIK, 2/28/25	373	369,805
		$ 7,694,617
Leisure Products — 0.1%
Peloton Interactive, Inc., Term Loan, 8.346%, (SOFR + 6.50%), 5/25/27	$315	$ 306,279
		$ 306,279
Life Sciences Tools & Services — 0.4%
Curia Global, Inc., Term Loan, 8.163%, (USD LIBOR + 3.75%), 8/30/26(16)	$1,766	$ 1,623,761
		$ 1,623,761
Machinery — 2.0%
Alliance Laundry Systems, LLC, Term Loan, 7.409%, (3 mo. USD LIBOR + 3.50%), 10/8/27	$992	$ 960,587
Apex Tool Group, LLC, Term Loan, 8.624%, (SOFR + 5.25%), 2/8/29	1,587	1,378,981
Engineered Machinery Holdings, Inc., Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 5/19/28	742	719,869
EWT Holdings III Corp., Term Loan, 6.313%, (1 mo. USD LIBOR + 2.50%), 4/1/28	1,980	1,956,450
Gates Global, LLC, Term Loan, 6.254%, (1 mo. USD LIBOR + 2.50%), 3/31/27	2,044	1,993,407
Madison IAQ, LLC, Term Loan, 6.815%, (3 mo. USD LIBOR + 3.25%), 6/21/28	990	900,860
		$ 7,910,154
Borrower/Description	Principal Amount (000's omitted)	Value
Media — 0.1%
Diamond Sports Group, LLC:
Term Loan, 11.208%, (SOFR + 8.00%), 5/26/26	$134	$ 128,718
Term Loan - Second Lien, 6.458%, (SOFR + 3.25%), 8/24/26	792	158,478
		$ 287,196
Metals/Mining — 0.1%
WireCo WorldGroup, Inc., Term Loan, 7.188%, (3 mo. USD LIBOR + 4.25%), 11/13/28	$314	$ 307,798
		$ 307,798
Oil, Gas & Consumable Fuels — 0.6%
CITGO Petroleum Corporation, Term Loan, 10.004%, (1 mo. USD LIBOR + 6.25%), 3/28/24	$2,525	$ 2,532,069
		$ 2,532,069
Pharmaceuticals — 0.6%
Bausch Health Companies, Inc., Term Loan, 8.624%, (SOFR + 5.25%), 2/1/27	$890	$ 668,918
Jazz Financing Lux S.a.r.l., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/5/28	971	961,258
Mallinckrodt International Finance S.A., Term Loan, 8.733%, (3 mo. USD LIBOR + 5.25%), 9/30/27	843	686,742
		$ 2,316,918
Professional Services — 0.4%
CoreLogic, Inc., Term Loan, 7.313%, (1 mo. USD LIBOR + 3.50%), 6/2/28	$1,485	$ 1,094,255
First Advantage Holdings, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 1/31/27	737	728,555
		$ 1,822,810
Real Estate Management & Development — 0.4%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 6.504%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$1,737	$ 1,701,815
		$ 1,701,815
Semiconductors & Semiconductor Equipment — 0.2%
Entegris, Inc., Term Loan, 5.708%, (SOFR + 3.00%), 7/6/29	$750	$ 747,305
		$ 747,305
Software — 6.4%
Applied Systems, Inc., Term Loan, 6.674%, (3 mo. USD LIBOR + 3.00%), 9/19/24	$1,529	$ 1,512,089

20
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Software (continued)
Banff Merger Sub, Inc., Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 10/2/25	$1,653	$ 1,592,393
CDK Global, Inc., Term Loan, 8.112%, (SOFR + 4.50%), 7/6/29	1,400	1,373,555
CentralSquare Technologies, LLC, Term Loan, 7.424%, (3 mo. USD LIBOR + 3.75%), 8/29/25	1,234	1,074,792
Epicor Software Corporation, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 7/30/27	1,719	1,635,846
Finastra USA, Inc., Term Loan, 6.871%, (3 mo. USD LIBOR + 3.50%), 6/13/24	1,463	1,329,204
GoTo Group, Inc., Term Loan, 8.322%, (1 mo. USD LIBOR + 4.75%), 8/31/27	1,622	1,046,053
Hyland Software, Inc., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 7/1/24	1,996	1,950,041
Magenta Buyer, LLC, Term Loan, 9.17%, (3 mo. USD LIBOR + 4.75%), 7/27/28	1,489	1,305,889
McAfee, LLC, Term Loan, 6.87%, (SOFR + 3.75%), 3/1/29	998	911,882
Panther Commercial Holdings, L.P., Term Loan, 8.665%, (3 mo. USD LIBOR + 4.25%), 1/7/28	1,229	1,113,347
Polaris Newco, LLC, Term Loan, 7.674%, (3 mo. USD LIBOR + 4.00%), 6/2/28	1,231	1,129,179
Proofpoint, Inc., Term Loan, 6.32%, (3 mo. USD LIBOR + 3.25%), 8/31/28	743	707,820
RealPage, Inc., Term Loan, 6.754%, (1 mo. USD LIBOR + 3.00%), 4/24/28	1,980	1,865,160
Riverbed Technology, Inc., Term Loan, 11.20%, (1 mo. USD LIBOR + 8.00%), 9.20% cash, 2.00% PIK, 12/7/26	269	104,483
Sophia, L.P., Term Loan, 7.174%, (3 mo. USD LIBOR + 3.50%), 10/7/27	1,982	1,915,572
Ultimate Software Group, Inc. (The):
Term Loan, 6.998%, (3 mo. USD LIBOR + 3.25%), 5/4/26	1,476	1,427,431
Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 5/4/26	1,440	1,402,678
Veritas US, Inc., Term Loan, 8.674%, (3 mo. USD LIBOR + 5.00%), 9/1/25	1,461	1,169,985
Vision Solutions, Inc., Term Loan, 8.358%, (3 mo. USD LIBOR + 4.00%), 4/24/28	1,483	1,263,842
		$ 25,831,241
Specialty Retail — 1.2%
Great Outdoors Group, LLC, Term Loan, 7.504%, (1 mo. USD LIBOR + 3.75%), 3/6/28	$1,432	$ 1,352,934
Borrower/Description	Principal Amount (000's omitted)	Value
Specialty Retail (continued)
Les Schwab Tire Centers, Term Loan, 6.58%, (3 mo. USD LIBOR + 3.25%), 11/2/27	$1,717	$ 1,671,719
PetSmart, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 3.75%), 2/11/28	1,877	1,811,225
		$ 4,835,878
Trading Companies & Distributors — 1.1%
Core & Main L.P., Term Loan, 6.528%, (USD LIBOR + 2.50%), 7/27/28(16)	$1,832	$ 1,791,193
Electro Rent Corporation, Term Loan, 9.278%, (3 mo. USD LIBOR + 5.00%), 1/31/24	1,447	1,366,442
Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28	1,556	1,377,517
		$ 4,535,152
Total Senior Floating-Rate Loans (identified cost $127,662,137)		$120,288,801

U.S. Government Agency Mortgage-Backed Securities — 2.4%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association, 5.00%, 30-Year, TBA(19)	$10,050	$ 9,768,211
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $9,765,119)		$ 9,768,211

U.S. Treasury Obligations — 2.5%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Note, 4.125%, 9/30/27	$9,900	$ 9,847,020
Total U.S. Treasury Obligations (identified cost $9,883,554)		$ 9,847,020

Warrants — 0.0%
Security	Shares	Value
Leisure Goods/Activities/Movies — 0.0%
Cineworld Group PLC, Exp. 11/23/25(7)(8)	128,689	$ 0
Total Warrants (identified cost $0)		$ 0

21
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Miscellaneous — 0.0%(6)
Security	Principal Amount	Value
Surface Transport — 0.0%(6)
Hertz Corp., Escrow Certificates(7)	$105,000	$ 7,875
Total Miscellaneous (identified cost $0)		$ 7,875

Short-Term Investments — 7.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(20)	31,492,053	$ 31,492,053
Total Short-Term Investments (identified cost $31,492,053)		$ 31,492,053
Total Investments — 101.1% (identified cost $461,390,892)		$407,142,139
Less Unfunded Loan Commitments — (0.1)%(6)		$ (282,928)
Net Investments — 101.0% (identified cost $461,107,964)		$406,859,211
Other Assets, Less Liabilities — (1.0)%		$ (4,260,204)
Net Assets — 100.0%		$402,599,007
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $152,158,208 or 37.8% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.
(3)	When-issued security.
(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2022.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate.
(6)	Amount is less than 0.05% or (0.05)%, as applicable.
(7)	Non-income producing security.
(8)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(10)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $49,555,347 or 12.3% of the Fund's net assets.
(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(12)	Security converts to variable rate after the indicated fixed-rate coupon period.
(13)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(14)	Issuer is in default with respect to interest and/or principal payments.
(15)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(16)	The stated interest rate represents the weighted average interest rate at October 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(17)	This Senior Loan will settle after October 31, 2022, at which time the interest rate will be determined.
(18)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2022, the total value of unfunded loan commitments is $265,634. See Note 1G for description.
(19)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(20)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

22
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	10,844,038	EUR	10,745,588	Bank of America, N.A.	1/31/23	$ 145,231	$ —
USD	10,831,640	EUR	10,745,587	Bank of America, N.A.	1/31/23	132,834	—
USD	10,829,623	EUR	10,745,588	Bank of America, N.A.	1/31/23	130,816	—
USD	8,605,870	EUR	8,550,776	Bank of America, N.A.	1/31/23	92,320	—
USD	389,633	EUR	385,895	Bank of America, N.A.	1/31/23	5,418	—
USD	1,407	EUR	1,405	Bank of America, N.A.	1/31/23	9	—
USD	533,111	EUR	530,956	State Street Bank and Trust Company	1/31/23	4,466	—
USD	31,486	EUR	31,432	State Street Bank and Trust Company	1/31/23	191	—
USD	5,412,896	GBP	4,652,389	Bank of America, N.A.	1/31/23	61,213	—
USD	22,143	GBP	19,070	JPMorgan Chase Bank, N.A.	1/31/23	206	—
						$572,704	$ —
Abbreviations:
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
23
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $429,196,631)	$ 374,946,826
Affiliated investments, at value (identified cost $31,911,333)	31,912,385
Cash	1,104,215
Deposits for derivatives collateral - forward foreign currency exchange contracts	600,199
Interest receivable	4,027,519
Interest and dividends receivable from affiliated investments	75,549
Receivable for investments sold	3,324,138
Receivable for Fund shares sold	144,797
Receivable for open forward foreign currency exchange contracts	572,704
Tax reclaims receivable	42,484
Total assets	$ 416,750,816
Liabilities
Cash collateral due to broker	$ 600,199
Payable for investments purchased	1,601,376
Payable for when-issued/delayed delivery/forward commitment securities	10,425,398
Payable for Fund shares redeemed	697,440
Distributions payable	53,237
Due to custodian - foreign currency, at value (identified cost $328,998)	328,969
Payable to affiliates:
Investment adviser and administration fee	180,064
Distribution and service fees	17,261
Trustees' fees	2,520
Accrued expenses	245,345
Total liabilities	$ 14,151,809
Net Assets	$ 402,599,007
Sources of Net Assets
Paid-in capital	$ 665,279,043
Accumulated loss	(262,680,036)
Net Assets	$ 402,599,007
Class A Shares
Net Assets	$ 44,921,173
Shares Outstanding	4,777,192
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.40
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 9.72
Class C Shares
Net Assets	$ 8,266,967
Shares Outstanding	878,442
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.41
Class I Shares
Net Assets	$ 205,778,156
Shares Outstanding	21,827,267
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.43
24
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Statement of Assets and Liabilities — continued

October 31, 2022
Class R6 Shares
Net Assets	$143,632,711
Shares Outstanding	15,240,121
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.42
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
25
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income	$ 227,350
Dividend income from affiliated investments	210,000
Interest and other income (net of foreign taxes withheld of $1,149)	22,050,329
Interest income from affiliated investments	7,048
Total investment income	$ 22,494,727
Expenses
Investment adviser and administration fee	$ 2,300,724
Distribution and service fees:
Class A	118,710
Class C	166,735
Trustees’ fees and expenses	26,761
Custodian fee	195,651
Transfer and dividend disbursing agent fees	182,102
Legal and accounting services	108,205
Printing and postage	25,481
Registration fees	72,691
Miscellaneous	39,565
Total expenses	$ 3,236,625
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 14,565
Total expense reductions	$ 14,565
Net expenses	$ 3,222,060
Net investment income	$ 19,272,667
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (11,875,711)
Investment transactions - affiliated investments	10,072
Swap contracts	114,742
Foreign currency transactions	(82,710)
Forward foreign currency exchange contracts	8,036,342
Net realized loss	$ (3,797,265)
Change in unrealized appreciation (depreciation):
Investments	$ (47,880,221)
Investments - affiliated investments	1,052
Foreign currency	(15,079)
Forward foreign currency exchange contracts	382,477
Net change in unrealized appreciation (depreciation)	$(47,511,771)
Net realized and unrealized loss	$(51,309,036)
Net decrease in net assets from operations	$(32,036,369)
26
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 19,272,667	$ 17,241,814
Net realized gain (loss)	(3,797,265)	11,518,187
Net change in unrealized appreciation (depreciation)	(47,511,771)	8,104,986
Net increase (decrease) in net assets from operations	$ (32,036,369)	$ 36,864,987
Distributions to shareholders:
Class A	$ (2,179,540)	$ (2,441,307)
Class C	(613,791)	(918,488)
Class I	(12,184,954)	(13,710,039)
Class R6	(5,097,071)	(1,018,286)
Total distributions to shareholders	$ (20,075,356)	$ (18,088,120)
Transactions in shares of beneficial interest:
Class A	$ (10,630,209)	$ (4,422,683)
Class C	(13,534,522)	(11,856,859)
Class I	(108,874,811)	27,480,521
Class R6	113,967,404	39,031,168
Net increase (decrease) in net assets from Fund share transactions	$ (19,072,138)	$ 50,232,147
Net increase (decrease) in net assets	$ (71,183,863)	$ 69,009,014
Net Assets
At beginning of year	$ 473,782,870	$ 404,773,856
At end of year	$ 402,599,007	$473,782,870
27
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$10.680	$ 10.210	$ 10.760	$ 10.620	$ 10.830
Income (Loss) From Operations
Net investment income(1)	$ 0.468	$ 0.394	$ 0.423	$ 0.496	$ 0.216
Net realized and unrealized gain (loss)	(1.287)	0.489	(0.500)	0.148	(0.118)
Total income (loss) from operations	$ (0.819)	$ 0.883	$ (0.077)	$ 0.644	$ 0.098
Less Distributions
From net investment income	$ (0.461)	$ (0.413)	$ (0.473)	$ (0.504)	$ (0.308)
Total distributions	$ (0.461)	$ (0.413)	$ (0.473)	$ (0.504)	$ (0.308)
Net asset value — End of year	$ 9.400	$10.680	$10.210	$10.760	$10.620
Total Return(2)	(7.80)%	8.73%	(0.66)% (3)	6.22% (3)	0.89% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$44,921	$ 61,518	$ 63,023	$ 3,888	$ 1,032
Ratios (as a percentage of average daily net assets):(4)
Expenses	0.97% (5)	0.96%	0.99% (3)	1.00% (3)	1.08% (3)(6)(7)
Net investment income	4.66%	3.70%	4.13%	4.64%	2.00%
Portfolio Turnover	80%	76%	93%	96%	113% (8)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70% and 0.22% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.
(5)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26% of average daily net assets for the year ended October 31, 2018).
(7)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for the year ended October 31, 2018.
(8)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018.
28
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$10.690	$ 10.220	$ 10.770	$ 10.620	$ 10.790
Income (Loss) From Operations
Net investment income(1)	$ 0.352	$ 0.315	$ 0.353	$ 0.411	$ 0.159
Net realized and unrealized gain (loss)	(1.246)	0.489	(0.508)	0.154	(0.090)
Total income (loss) from operations	$ (0.894)	$ 0.804	$ (0.155)	$ 0.565	$ 0.069
Less Distributions
From net investment income	$ (0.386)	$ (0.334)	$ (0.395)	$ (0.415)	$ (0.239)
Total distributions	$ (0.386)	$ (0.334)	$ (0.395)	$ (0.415)	$ (0.239)
Net asset value — End of year	$ 9.410	$10.690	$10.220	$10.770	$10.620
Total Return(2)	(8.48)%	7.92%	(1.40)% (3)	5.43% (3)	0.63% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 8,267	$ 23,956	$ 34,273	$ 1,259	$ 693
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.72% (5)	1.71%	1.74% (3)	1.75% (3)	1.82% (3)(6)(7)
Net investment income	3.47%	2.95%	3.45%	3.85%	1.48%
Portfolio Turnover	80%	76%	93%	96%	113% (8)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70% and 0.28% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.
(5)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26% of average daily net assets for the year ended October 31, 2018).
(7)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for the year ended October 31, 2018.
(8)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018.
29
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 10.710	$ 10.240	$ 10.790	$ 10.650	$ 10.820
Income (Loss) From Operations
Net investment income(1)	$ 0.461	$ 0.420	$ 0.449	$ 0.526	$ 0.278
Net realized and unrealized gain (loss)	(1.253)	0.491	(0.499)	0.146	(0.093)
Total income (loss) from operations	$ (0.792)	$ 0.911	$ (0.050)	$ 0.672	$ 0.185
Less Distributions
From net investment income	$ (0.488)	$ (0.441)	$ (0.500)	$ (0.532)	$ (0.355)
Total distributions	$ (0.488)	$ (0.441)	$ (0.500)	$ (0.532)	$ (0.355)
Net asset value — End of year	$ 9.430	$ 10.710	$ 10.240	$10.790	$10.650
Total Return(2)	(7.53)%	8.99%	(0.40)% (3)	6.48% (3)	1.72% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$205,778	$345,990	$304,389	$ 68,533	$ 17,654
Ratios (as a percentage of average daily net assets):(4)
Expenses	0.72% (5)	0.71%	0.74% (3)	0.75% (3)	0.81% (3)(6)(7)
Net investment income	4.56%	3.93%	4.38%	4.90%	2.59%
Portfolio Turnover	80%	76%	93%	96%	113% (8)
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70% and 0.33% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.
(5)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26% of average daily net assets for the year ended October 31, 2018).
(7)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for the year ended October 31, 2018.
(8)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018.
30
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Financial Highlights — continued

	Class R6
	Year Ended October 31,			Period Ended October 31, 2019(1)
	2022	2021	2020
Net asset value — Beginning of period	$ 10.710	$ 10.230	$ 10.790	$ 10.820
Income (Loss) From Operations
Net investment income(2)	$ 0.483	$ 0.418	$ 0.443	$ 0.059
Net realized and unrealized gain (loss)	(1.281)	0.507	(0.501)	(0.011)
Total income (loss) from operations	$ (0.798)	$ 0.925	$ (0.058)	$ 0.048
Less Distributions
From net investment income	$ (0.492)	$ (0.445)	$ (0.502)	$ (0.078)
Total distributions	$ (0.492)	$ (0.445)	$ (0.502)	$ (0.078)
Net asset value — End of period	$ 9.420	$10.710	$10.230	$10.790
Total Return(3)	(7.58)%	9.13%	(0.47)% (4)	0.44% (4)(5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$143,633	$ 42,319	$ 3,089	$ 10
Ratios (as a percentage of average daily net assets):
Expenses	0.66% (6)	0.65%	0.69% (4)	0.75% (4)(7)
Net investment income	4.90%	3.90%	4.34%	3.40% (7)
Portfolio Turnover	80%	76%	93%	96% (8)
(1)	For the period from the commencement of operations, September 3, 2019, to October, 31, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01% and 0.68% of average daily net assets for the year ended October 31, 2020 and the period ended October 31, 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Not annualized.
(6)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(7)	Annualized.
(8)	For the year ended October 31, 2019.
31
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Multi-Asset Credit Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
32

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2022, the Fund had sufficient cash and/or securities to cover these commitments.
H  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
33

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Notes to Financial Statements — continued

K  Credit Default Swaps—Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (if any) are made annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$20,075,356	$18,088,120
During the year ended October 31, 2022, accumulated loss was increased by $256,117 and paid-in capital was increased by $256,117 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
34

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Notes to Financial Statements — continued

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 25,534
Deferred capital losses	(213,345,760)
Net unrealized depreciation	(49,306,573)
Distributions payable	(53,237)
Accumulated loss	$(262,680,036)
At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $213,345,760 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $4,961,764 are short-term and $208,383,996 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 456,149,830
Gross unrealized appreciation	$ 1,139,954
Gross unrealized depreciation	(50,430,573)
Net unrealized depreciation	$ (49,290,619)
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.550%
$1 billion but less than $2.5 billion	0.530%
$2.5 billion but less than $5 billion	0.510%
$5 billion and over	0.500%
For the year ended October 31, 2022, the investment adviser and administration fee amounted to $2,300,724 or 0.55% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM. EVM pays EVAIL a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser and administration fee paid was reduced by $14,565 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
35

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Notes to Financial Statements — continued

EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.99%, 1.74%, 0.74% and 0.69% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after February 28, 2023. Pursuant to this agreement, no operating expenses were allocated to EVM and EVAIL for the year ended October 31, 2022.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $11,300 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $182 as its portion of the sales charges on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2022 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 292,765,499	$ 319,802,266
U.S. Government and Agency Securities	26,627,079	20,366,257
	$319,392,578	$340,168,523
5  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $118,710 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $125,051 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $41,684 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
6  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
36

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	1,174,963	$ 11,607,550	852,631	$ 9,060,118
Issued to shareholders electing to receive payments of distributions in Fund shares	187,456	1,857,405	164,533	1,754,967
Redemptions	(2,343,927)	(24,095,164)	(1,431,541)	(15,237,768)
Net decrease	(981,508)	$ (10,630,209)	(414,377)	$ (4,422,683)
Class C
Sales	28,523	$ 287,396	125,590	$ 1,333,427
Issued to shareholders electing to receive payments of distributions in Fund shares	60,321	603,965	84,549	902,296
Redemptions	(1,450,989)	(14,425,883)	(1,323,584)	(14,092,582)
Net decrease	(1,362,145)	$ (13,534,522)	(1,113,445)	$ (11,856,859)
Class I
Sales	6,164,379	$ 63,453,436	12,756,957	$ 136,200,827
Issued to shareholders electing to receive payments of distributions in Fund shares	1,194,356	11,928,833	1,255,082	13,427,614
Redemptions	(17,836,543)	(184,257,080)	(11,445,365)	(122,147,920)
Net increase (decrease)	(10,477,808)	$(108,874,811)	2,566,674	$ 27,480,521
Class R6
Sales	11,166,945	$ 113,062,124	3,703,402	$ 39,586,888
Issued to shareholders electing to receive payments of distributions in Fund shares	509,601	4,956,821	71,105	762,586
Redemptions	(389,300)	(4,051,541)	(123,440)	(1,318,306)
Net increase	11,287,246	$ 113,967,404	3,651,067	$ 39,031,168
At October 31, 2022, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 26.5% of the value of the outstanding shares of the Fund.
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
37

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Notes to Financial Statements — continued

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Credit Risk: During the year ended October 31, 2022, the Fund entered into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund's net assets below a certain level over a certain period of time, which would trigger a payment by the Fund  for those derivatives in a liability position. At October 31, 2022, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2022.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2022 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Forward foreign currency exchange contracts	$572,704 (1)	$ —
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
38

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Notes to Financial Statements — continued

The Fund's derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of October 31, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 567,841	$ —	$ —	$ (400,000)	$ 167,841
JPMorgan Chase Bank, N.A.	206	—	—	—	206
State Street Bank and Trust Company	4,657	—	(4,657)	—	—
	$572,704	$ —	$(4,657)	$(400,000)	$168,047
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2022 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Total
Net realized gain (loss):
Swap contracts	$ 114,742	$ —	$ 114,742
Forward foreign currency exchange contracts	—	8,036,342	8,036,342
Total	$114,742	$8,036,342	$8,151,084
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ —	$ 382,477	$ 382,477
The average notional amounts of derivative contracts outstanding during the year ended October 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Forward Foreign Currency Exchange Contracts*	Swap Contracts
$54,344,000	$385,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
39

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Notes to Financial Statements — continued

9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2022.
10  Investments in Affiliated Issuers and Funds
The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2022, the value of the Fund's investment in affiliated issuers and funds was $31,912,385, which represents 7.9% of the Fund's net assets. Transactions in affiliated issuers and funds by the Fund for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 5.062%, (1 mo. USD LIBOR + 1.65%), 5/15/36	$ —	$ 477,500	$ (61,607)	$ 2,761	$ 1,052	$ 420,332	$ 7,048	$ 438,393
Short-Term Investments
Cash Reserves Fund	21,857,933	252,340,921	(274,206,165)	7,311	—	—	9,520	—
Liquidity Fund	—	180,051,621	(148,559,568)	—	—	31,492,053	200,480	31,492,053
Total				$10,072	$1,052	$31,912,385	$217,048
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2022, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 20,797,562	$ —	$ 20,797,562
Collateralized Mortgage Obligations	—	1,778,636	—	1,778,636
Commercial Mortgage-Backed Securities	—	12,619,953	—	12,619,953
40

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Common Stocks	$ —	$ 425	$ 0	$ 425
Convertible Bonds	—	606,527	—	606,527
Convertible Preferred Stocks	—	2,611	—	2,611
Corporate Bonds	—	198,957,063	—	198,957,063
Preferred Stocks	975,402	—	—	975,402
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	120,005,873	—	120,005,873
U.S. Government Agency Mortgage-Backed Securities	—	9,768,211	—	9,768,211
U.S. Treasury Obligations	—	9,847,020	—	9,847,020
Warrants	—	0	0	0
Miscellaneous	—	7,875	—	7,875
Short-Term Investments	31,492,053	—	—	31,492,053
Total Investments	$32,467,455	$374,391,756	$ —	$406,859,211
Forward Foreign Currency Exchange Contracts	$ —	$ 572,704	$ —	$ 572,704
Total	$32,467,455	$374,964,460	$ —	$407,431,915
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
12  Risks and Uncertainties
LIBOR Transition Risk
Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
41

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Asset Credit Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Asset Credit Fund (the "Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers, and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
42

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $78,056, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2022, the Fund designates 60.57% of distributions from net investment income as a 163(j) interest dividend.
43

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
44

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Multi-Asset Credit Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), and the sub-advisory agreement between the Adviser and Eaton Vance Advisers
45

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the investment strategies of the Fund. With respect to the Sub-adviser, the Board considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement. The Board also considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in analyzing factors relevant to investing in credit-related investments, including fixed income, variable-rate, and floating-rate debt investments as well as derivatives that provide exposure to such investments. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period ended December 31, 2021. The Board also noted that the performance of the Fund was higher than its primary benchmark index and lower than its custom benchmark index for the same three-year period. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that it would continue to monitor the Fund’s performance on the basis of excess return based on a scale previously approved by the Board.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund
46

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds. The Board also considered that the management fees paid by the Fund are for services that are in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
47

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
48

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
49

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
50

Eaton Vance
Multi-Asset Credit Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
51

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
52

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
53

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
54

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796    10.31.22

Eaton Vance
Short Duration High Income Fund
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022
Eaton Vance
Short Duration High Income Fund

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For the 12-month period ended October 31, 2022, the U.S. high yield bond market recorded negative returns. Two key events -- more restrictive monetary policies by central banks worldwide in response to the highest inflation readings in years, and the first major European war in decades -- prompted a sharp rise in stock volatility and a widespread sell-off of risk assets during the period.
The U.S. high yield bond market began the period with modest returns even as market volatility surged among risk assets. A dizzying combination of a rapidly spreading Omicron variant of COVID-19, central banks’ evolving monetary policies, and concerns over a potential economic slowdown in China, unsettled investors during the period.
The high yield market turned negative during the first quarter of calendar 2022, following money-tightening messages from the U.S. Federal Reserve (the Fed). Elevated tensions over the buildup of Russian troops along the Ukrainian border and the economic impact from the spread of Omicron further weighed on risk sentiment. U.S. Treasury yields leapt, credit spreads generally widened, and fixed-rate products were sold off during the period.
For the most part, volatility increased and investor aversion to risk heightened later in the period. The Fed’s focus on fighting inflation prompted a spike in U.S. Treasury yields and was accompanied by a notable weakening in oil prices. The ongoing war in Ukraine and the precarious energy situation in Western Europe further rattled investors. In the last month of the period, however, expectations that the Fed might moderate its pace of interest rate hikes produced a strong rally in high yield markets.
For the period as a whole, the ICE BofA U.S. High Yield Index returned -11.45%, and the Bloomberg U.S. Aggregate Bond Index returned -15.68%.
By period-end, high yield issuance totaled $139 billion, down from $500 billion during the prior 12-month period. During the same time, the trailing 12-month par-weighted default rate rose to 0.84%, from 0.36% at the end of the prior 12-month period.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Short Duration High Income Fund (the Fund) returned -4.00% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofA U.S. High Yield Cash Pay BB-B 1-3 Year Index (the Index), which returned -2.91%.
Security selections by sector detracted from performance relative to the Index during the period. Credit selections within the leisure, health care, and metals & mining industries especially weighed on relative returns.
While security selections by industry hurt relative performance overall, selections within several industries -- notably chemicals, energy, and cable & satellite TV -- contributed to relative returns. Allocation decisions by industry contributed to returns relative to the Index -- notably underweight exposures to the banks & thrifts and retail industries. The Fund’s small cash position also added to relative returns during the period.
Security selections by credit-rating quality detracted from relative performance during the period. Selections within the B-rated segment particularly weighed on relative returns. Selections within CCC-rated and split-BBB/BB-rated securities also hurt performance relative to the Index during the period, while a small exposure to nonrated securities further detracted.
Allocation decisions by credit-rating quality contributed to overall relative performance. Selection decisions and a significant underweight exposure to BB-rated securities especially helped returns. An overweight exposure to B-rated securities and an out-of-Index allocation to CC-rated securities also enhanced relative performance during the period.
While the Fund’s duration positioning contributed to relative performance during the period, credit selection detracted to a greater extent. Selection decisions coupled with an overweight position in bonds with durations between 2-5 years weighed heavily on relative returns. An underweight exposure to bonds with durations between 0-2 years also had a negative impact on returns relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Performance

Portfolio Manager(s) Kelley Gerrity and Stephen C. Concannon, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/01/2013	02/21/2012	(4.00)%	2.08%	3.16%
Class A with 3.25% Maximum Sales Charge	—	—	(7.13)	1.41	2.93
Class I at NAV	11/01/2013	02/21/2012	(3.75)	2.32	3.40

ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index	—	—	(2.91)%	2.81%	3.86%
% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	1.21%	0.96%
Net	0.91	0.66
Growth of $10,0002

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	10/31/2012	$1,397,728	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Fund Profile

Credit Quality (% of total investments)[1]
Footnotes:
[1]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio), the Portfolio that the Fund invested in prior to June 15, 2020. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Risk asset is a term broadly used to describe any asset that is not a high-quality government bond.

5

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 978.30	$4.49**	0.90%
Class I	$1,000.00	$ 979.60	$3.24**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.67	$4.58**	0.90%
Class I	$1,000.00	$1,021.93	$3.31**	0.65%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022.
**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.
6

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Portfolio of Investments

Commercial Mortgage-Backed Securities — 0.8%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(2)	$795	$ 581,553
Total Commercial Mortgage-Backed Securities (identified cost $759,346)		$ 581,553

Common Stocks — 0.0%(3)
Security	Shares	Value
Technology — 0.0%(3)
Riverbed Technology, Inc.(4)(5)	423	$ 213
Total Common Stocks (identified cost $6,786)		$ 213

Convertible Bonds — 0.3%
Security	Principal Amount (000's omitted)	Value
Leisure — 0.3%
Peloton Interactive, Inc., 0.00%, 2/15/26	$298	$ 214,573
Total Convertible Bonds (identified cost $262,228)		$ 214,573

Convertible Preferred Stocks — 0.2%
Security	Shares	Value
Healthcare — 0.2%
Becton Dickinson and Co., Series B, 6.00%	3,572	$ 174,099
		$ 174,099
Technology — 0.0%(3)
Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(5)	590	$ 590
		$ 590
Total Convertible Preferred Stocks (identified cost $200,333)		$ 174,689

Corporate Bonds — 85.5%
Security	Principal Amount* (000's omitted)	Value
Aerospace — 2.8%
Bombardier, Inc., 7.50%, 12/1/24(1)	500	$ 498,173
Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	580	560,497
TransDigm, Inc.:
6.25%, 3/15/26(1)	810	800,389
6.375%, 6/15/26	267	258,010
		$ 2,117,069
Air Transportation — 1.4%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(1)	600	$ 572,359
Delta Air Lines, Inc., 2.90%, 10/28/24	550	520,668
		$ 1,093,027
Automotive & Auto Parts — 4.9%
Ford Motor Credit Co., LLC:
3.37%, 11/17/23	200	$ 193,317
3.664%, 9/8/24	2,475	2,349,716
5.125%, 6/16/25	850	821,432
Goodyear Tire & Rubber Co. (The), 9.50%, 5/31/25	340	353,759
		$ 3,718,224
Broadcasting — 1.5%
Sirius XM Radio, Inc., 3.125%, 9/1/26(1)	330	$ 295,596
Townsquare Media, Inc., 6.875%, 2/1/26(1)	162	153,255
Univision Communications, Inc., 5.125%, 2/15/25(1)	730	706,574
		$ 1,155,425
Cable & Satellite TV — 1.1%
CCO Holdings, LLC/CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	500	$ 496,854
CSC Holdings, LLC, 5.25%, 6/1/24	325	315,593
		$ 812,447
Chemicals — 3.0%
Compass Minerals International, Inc., 4.875%, 7/15/24(1)	1,187	$ 1,126,183
NOVA Chemicals Corp., 4.875%, 6/1/24(1)	219	213,471
Valvoline, Inc., 4.25%, 2/15/30(1)	500	482,005
W.R. Grace Holdings, LLC, 5.625%, 10/1/24(1)	480	471,202
		$ 2,292,861

7
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Consumer Products — 0.7%
Spectrum Brands, Inc., 5.75%, 7/15/25	540	$ 533,628
		$ 533,628
Containers — 2.5%
Ball Corp.:
4.00%, 11/15/23	342	$ 335,311
5.25%, 7/1/25	474	468,909
Graphic Packaging International, LLC, 4.125%, 8/15/24	275	268,324
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	821	806,095
		$ 1,878,639
Diversified Financial Services — 4.7%
Bread Financial Holdings, Inc., 4.75%, 12/15/24(1)	322	$ 281,867
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 4.75%, 9/15/24	750	730,882
MoneyGram International, Inc., 5.375%, 8/1/26(1)	404	397,327
Navient Corp.:
5.875%, 10/25/24	350	338,940
6.125%, 3/25/24	388	381,709
7.25%, 9/25/23	300	301,245
PRA Group, Inc., 7.375%, 9/1/25(1)	896	858,349
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc., 2.875%, 10/15/26(1)	325	272,095
		$ 3,562,414
Energy — 8.0%
Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)	530	$ 539,475
Colgate Energy Partners III, LLC, 7.75%, 2/15/26(1)	300	299,154
CVR Energy, Inc., 5.25%, 2/15/25(1)	300	289,590
Devon Energy Corp., 5.25%, 10/15/27	400	396,963
EQM Midstream Partners, L.P.:
4.00%, 8/1/24	262	248,483
7.50%, 6/1/27(1)	500	494,338
Matador Resources Co., 5.875%, 9/15/26	250	246,250
Nabors Industries, Ltd., 9.00%, 2/1/25(1)	152	154,349
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	720	700,853
New Fortress Energy, Inc.:
6.50%, 9/30/26(1)	400	388,802
6.75%, 9/15/25(1)	400	393,260
Tap Rock Resources, LLC, 7.00%, 10/1/26(1)	485	453,599
Tervita Corp., 11.00%, 12/1/25(1)	722	785,487
Transocean Proteus, Ltd., 6.25%, 12/1/24(1)	135	131,786
Security	Principal Amount* (000's omitted)	Value
Energy (continued)
Weatherford International, Ltd., 11.00%, 12/1/24(1)	62	$ 63,923
Western Midstream Operating, L.P., 3.35%, 2/1/25	548	522,060
		$ 6,108,372
Entertainment & Film — 0.8%
Cinemark USA, Inc., 8.75%, 5/1/25(1)	300	$ 301,258
Live Nation Entertainment, Inc., 4.875%, 11/1/24(1)	325	316,352
		$ 617,610
Environmental — 1.0%
GFL Environmental, Inc., 3.75%, 8/1/25(1)	765	$ 724,792
		$ 724,792
Food, Beverage & Tobacco — 2.0%
Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	298	$ 278,885
Performance Food Group, Inc., 6.875%, 5/1/25(1)	502	501,513
US Foods, Inc., 6.25%, 4/15/25(1)	725	722,568
		$ 1,502,966
Gaming — 5.3%
Caesars Entertainment, Inc.:
6.25%, 7/1/25(1)	1,508	$ 1,473,689
8.125%, 7/1/27(1)	380	370,217
Caesars Resort Collection, LLC/CRC Finco, Inc., 5.75%, 7/1/25(1)	250	244,531
International Game Technology PLC, 6.50%, 2/15/25(1)	1,100	1,102,112
MGM Resorts International, 6.75%, 5/1/25	250	247,141
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 4.25%, 5/30/23(1)	555	547,333
		$ 3,985,023
Healthcare — 6.6%
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)(6)	260	$ 206,749
HCA, Inc., 5.375%, 2/1/25	1,301	1,285,261
Legacy LifePoint Health, LLC, 6.75%, 4/15/25(1)	256	227,137
ModivCare, Inc., 5.875%, 11/15/25(1)	658	626,031
Owens & Minor, Inc., 4.375%, 12/15/24	479	457,913
Perrigo Finance Unlimitd Co., 3.90%, 12/15/24	527	503,198
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)	400	319,748
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	958	907,140
US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)	520	472,735
		$ 5,005,912

8
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Homebuilders & Real Estate — 5.4%
Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 4.50%, 4/1/27(1)		188	$ 160,349
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)		921	892,288
HAT Holdings I, LLC/HAT Holdings II, LLC, 6.00%, 4/15/25(1)		342	326,508
Meritage Homes Corp., 6.00%, 6/1/25		300	291,603
Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(1)		403	397,916
Starwood Property Trust, Inc., 3.75%, 12/31/24(1)		684	640,337
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(1)		199	195,249
VICI Properties, L.P./VICI Note Co., Inc., 3.50%, 2/15/25(1)		854	795,126
Vivion Investments S.a.r.l., 3.00%, 8/8/24(7)	EUR	500	425,476
			$ 4,124,852
Insurance — 2.5%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		410	$ 374,697
AssuredPartners, Inc., 7.00%, 8/15/25(1)		342	328,169
HUB International, Ltd., 7.00%, 5/1/26(1)		850	840,943
USI, Inc., 6.875%, 5/1/25(1)		370	359,671
			$ 1,903,480
Leisure — 3.8%
Merlin Entertainments, Ltd., 5.75%, 6/15/26(1)		400	$ 372,496
NCL Corp., Ltd., 3.625%, 12/15/24(1)		952	828,142
Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27(1)		225	216,162
SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)		345	353,844
Vail Resorts, Inc., 6.25%, 5/15/25(1)		450	448,745
Viking Cruises, Ltd., 6.25%, 5/15/25(1)		727	637,066
			$ 2,856,455
Metals & Mining — 1.2%
New Gold, Inc., 7.50%, 7/15/27(1)		1,100	$ 939,687
			$ 939,687
Paper — 1.2%
Clearwater Paper Corp., 5.375%, 2/1/25(1)		187	$ 181,783
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)		780	750,075
			$ 931,858
Railroad — 0.3%
Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(1)		250	$ 235,846
			$ 235,846
Security	Principal Amount* (000's omitted)		Value
Restaurant — 3.0%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.75%, 4/15/25(1)		438	$ 436,947
Dave & Buster's, Inc., 7.625%, 11/1/25(1)		1,118	1,116,552
IRB Holding Corp., 7.00%, 6/15/25(1)		753	753,444
			$ 2,306,943
Services — 5.8%
Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		642	$ 614,326
Aramark Services, Inc., 6.375%, 5/1/25(1)		910	901,753
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)		1,027	973,052
Hertz Corp. (The), 4.625%, 12/1/26(1)		169	144,324
Korn Ferry, 4.625%, 12/15/27(1)		380	346,210
Sabre GLBL, Inc., 9.25%, 4/15/25(1)		522	506,724
WESCO Distribution, Inc., 7.125%, 6/15/25(1)		899	909,105
			$ 4,395,494
Steel — 2.4%
Allegheny Ludlum, LLC, 6.95%, 12/15/25		515	$ 504,551
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)		376	373,900
Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		975	906,955
			$ 1,785,406
Super Retail — 0.7%
Bath & Body Works, Inc., 9.375%, 7/1/25(1)		309	$ 320,982
William Carter Co. (The), 5.625%, 3/15/27(1)		185	176,135
			$ 497,117
Technology — 4.0%
Clarios Global, L.P., 6.75%, 5/15/25(1)		299	$ 299,634
Clarios Global, L.P./Clarios US Finance Co., 8.50%, 5/15/27(1)		750	736,271
NortonLifeLock, Inc.:
5.00%, 4/15/25(1)		322	313,203
6.75%, 9/30/27(1)		500	493,590
Seagate HDD Cayman:
4.75%, 1/1/25		410	396,286
4.875%, 3/1/24		350	341,653
Sensata Technologies B.V., 5.00%, 10/1/25(1)		500	485,578
			$ 3,066,215
Telecommunications — 5.5%
Altice France S.A., 2.50%, 1/15/25(7)	EUR	200	$ 176,696

9
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Telecommunications (continued)
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)	285	$ 268,370
DKT Finance ApS, 9.375%, 6/17/23(1)	250	241,563
Iliad Holding SASU, 6.50%, 10/15/26(1)	210	194,815
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	400	373,488
Sprint Corp.:
7.125%, 6/15/24	450	455,531
7.625%, 2/15/25	865	889,955
7.875%, 9/15/23	1,545	1,572,413
		$ 4,172,831
Transport Excluding Air & Rail — 0.7%
Fenix Marine Service Holdings, Ltd., 8.00%, 1/15/24	562	$ 560,606
		$ 560,606
Utility — 2.7%
AmeriGas Partners, L.P./AmeriGas Finance Corp.:
5.50%, 5/20/25	507	$ 486,738
5.625%, 5/20/24	342	334,951
Drax Finco PLC, 6.625%, 11/1/25(1)	702	653,818
NextEra Energy Operating Partners, L.P., 4.25%, 7/15/24(1)	616	598,595
		$ 2,074,102
Total Corporate Bonds (identified cost $67,609,377)		$64,959,301

Exchange-Traded Funds — 1.3%
Security	Shares	Value
Fixed Income Funds — 1.3%
iShares 0-5 Year High Yield Corporate Bond ETF	25,191	$ 1,029,052
Total Exchange-Traded Funds (identified cost $1,034,594)		$ 1,029,052

Senior Floating-Rate Loans — 4.7%(8)
Borrower/Description	Principal Amount (000's omitted)	Value
Air Transportation — 1.1%
Mileage Plus Holdings, LLC, Term Loan, 8.777%, (3 mo. USD LIBOR + 5.25%), 6/21/27	$808	$ 826,173
		$ 826,173
Borrower/Description	Principal Amount (000's omitted)	Value
Gaming — 0.2%
Spectacle Gary Holdings, LLC, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 11/19/28	$178	$ 170,940
		$ 170,940
Healthcare — 0.2%
Pluto Acquisition I, Inc., Term Loan, 6/22/26(9)	$141	$ 122,806
		$ 122,806
Insurance — 0.5%
Alliant Holdings Intermediate, LLC, Term Loan, 7.004%, (1 mo. USD LIBOR + 3.25%), 5/9/25	$399	$ 388,094
		$ 388,094
Services — 0.5%
Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.424%, (3 mo. USD LIBOR + 8.75%), 5.174% cash, 7.25% PIK, 2/28/25	$359	$ 355,978
		$ 355,978
Steel — 0.6%
TMS International Corp., Term Loan, 6.869%, (USD LIBOR + 2.75%), 8/14/24(10)	$498	$ 475,958
		$ 475,958
Super Retail — 0.5%
PetSmart, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 3.75%), 2/11/28	$374	$ 360,620
		$ 360,620
Technology — 1.1%
GoTo Group, Inc., Term Loan, 8.322%, (1 mo. USD LIBOR + 4.75%), 8/31/27	$2	$ 1,142
Presidio Holdings, Inc., Term Loan, 7.892%, (USD LIBOR + 3.50%), 1/22/27(10)	840	822,785
Riverbed Technology, Inc., Term Loan, 11.20%, (1 mo. USD LIBOR + 8.00%), 9.20% cash, 2.00% PIK, 12/7/26	52	20,213
		$ 844,140
Total Senior Floating-Rate Loans (identified cost $3,621,356)		$ 3,544,709

10
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Portfolio of Investments — continued

Short-Term Investments — 5.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(11)	4,521,527	$ 4,521,527
Total Short-Term Investments (identified cost $4,521,527)		$ 4,521,527
Total Investments — 98.7% (identified cost $78,015,547)		$75,025,617
Other Assets, Less Liabilities — 1.3%		$ 982,849
Net Assets — 100.0%		$76,008,466
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $47,025,683 or 61.9% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2022.
(3)	Amount is less than 0.05%.
(4)	Non-income producing security.
(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(6)	Issuer is in default with respect to interest and/or principal payments.
(7)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $602,172 or 0.8% of the Fund's net assets.
(8)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(9)	This Senior Loan will settle after October 31, 2022, at which time the interest rate will be determined.
(10)	The stated interest rate represents the weighted average interest rate at October 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(11)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	161,466	EUR	160,000	Bank of America, N.A.	1/31/23	$ 2,162	$ —
USD	161,281	EUR	160,000	Bank of America, N.A.	1/31/23	1,978	—
USD	161,251	EUR	160,000	Bank of America, N.A.	1/31/23	1,948	—
USD	128,139	EUR	127,319	Bank of America, N.A.	1/31/23	1,375	—
						$7,463	$ —
11
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Portfolio of Investments — continued

Abbreviations:
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
Currency Abbreviations:
EUR	– Euro
USD	– United States Dollar
12
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $73,494,020)	$ 70,504,090
Affiliated investment, at value (identified cost $4,521,527)	4,521,527
Cash	26,866
Interest receivable	1,144,454
Dividends receivable from affiliated investment	7,831
Receivable for investments sold	1,243,729
Receivable for Fund shares sold	70,687
Receivable for open forward foreign currency exchange contracts	7,463
Receivable from affiliate	15,648
Total assets	$77,542,295
Liabilities
Payable for investments purchased	$ 1,132,457
Payable for Fund shares redeemed	239,078
Distributions payable	4,182
Due to custodian - foreign currency, at value (identified cost $16,766)	16,764
Payable to affiliates:
Investment adviser and administration fee	33,854
Distribution and service fees	1,397
Trustees' fees	370
Accrued expenses	105,727
Total liabilities	$ 1,533,829
Net Assets	$76,008,466
Sources of Net Assets
Paid-in capital	$ 81,915,961
Accumulated loss	(5,907,495)
Net Assets	$76,008,466
Class A Shares
Net Assets	$ 6,682,999
Shares Outstanding	763,722
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.75
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 9.04
Class I Shares
Net Assets	$ 69,325,467
Shares Outstanding	7,913,473
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.76
On sales of $100,000 or more, the offering price of Class A shares is reduced.
13
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income	$ 52,234
Dividend income from affiliated investments	26,920
Interest and other income	3,045,279
Total investment income	$ 3,124,433
Expenses
Investment adviser and administration fee	$ 354,926
Distribution and service fees:
Class A	16,885
Trustees’ fees and expenses	4,306
Custodian fee	39,453
Transfer and dividend disbursing agent fees	40,900
Legal and accounting services	67,782
Printing and postage	6,404
Registration fees	41,956
Miscellaneous	12,603
Total expenses	$ 585,215
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 146,866
Total expense reductions	$ 146,866
Net expenses	$ 438,349
Net investment income	$ 2,686,084
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (1,055,394)
Investment transactions - affiliated investments	(512)
Foreign currency transactions	(2,980)
Forward foreign currency exchange contracts	141,673
Net realized loss	$ (917,213)
Change in unrealized appreciation (depreciation):
Investments	$ (3,755,081)
Foreign currency	(175)
Forward foreign currency exchange contracts	2,326
Net change in unrealized appreciation (depreciation)	$(3,752,930)
Net realized and unrealized loss	$(4,670,143)
Net decrease in net assets from operations	$(1,984,059)
14
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 2,686,084	$ 2,131,171
Net realized gain (loss)	(917,213)	570,118
Net change in unrealized appreciation (depreciation)	(3,752,930)	1,524,768
Net increase (decrease) in net assets from operations	$ (1,984,059)	$ 4,226,057
Distributions to shareholders:
Class A	$ (278,639)	$ (247,433)
Class I	(2,549,762)	(2,006,956)
Total distributions to shareholders	$ (2,828,401)	$ (2,254,389)
Transactions in shares of beneficial interest:
Class A	$ 164,876	$ 253,499
Class I	11,717,543	18,591,518
Net increase in net assets from Fund share transactions	$11,882,419	$18,845,017
Net increase in net assets	$ 7,069,959	$20,816,685
Net Assets
At beginning of year	$ 68,938,507	$ 48,121,822
At end of year	$76,008,466	$68,938,507
15
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 9.500	$ 9.120	$ 9.540	$ 9.470	$ 9.820
Income (Loss) From Operations
Net investment income(1)	$ 0.355	$ 0.356	$ 0.394	$ 0.432	$ 0.439
Net realized and unrealized gain (loss)	(0.730)	0.401	(0.387)	0.070	(0.350)
Total income (loss) from operations	$(0.375)	$ 0.757	$ 0.007	$ 0.502	$ 0.089
Less Distributions
From net investment income	$ (0.375)	$ (0.377)	$ (0.414)	$ (0.432)	$ (0.439)
Tax return of capital	—	—	(0.013)	—	—
Total distributions	$(0.375)	$(0.377)	$(0.427)	$(0.432)	$(0.439)
Net asset value — End of year	$ 8.750	$ 9.500	$ 9.120	$ 9.540	$ 9.470
Total Return(2)(3)	(4.00)%	8.39%	0.15%	5.41%	0.93%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 6,683	$ 7,059	$ 6,537	$ 6,914	$ 4,726
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	0.90% (5)	0.90%	0.90%	0.90%	0.91% (6)
Net investment income	3.89%	3.76%	4.29%	4.54%	4.55%
Portfolio Turnover of the Portfolio(7)	—	—	50%	63%	52%
Portfolio Turnover of the Fund	96%	75%	34% (8)	—	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.23%, 0.30%, 0.31%, 0.39% and 0.38% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser and administrator of a portion of its investment adviser and administration fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2018.
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Short Duration High Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objective and policies as the Fund during such period.
16
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 9.510	$ 9.130	$ 9.560	$ 9.490	$ 9.840
Income (Loss) From Operations
Net investment income(1)	$ 0.381	$ 0.375	$ 0.417	$ 0.457	$ 0.462
Net realized and unrealized gain (loss)	(0.733)	0.407	(0.396)	0.069	(0.348)
Total income (loss) from operations	$ (0.352)	$ 0.782	$ 0.021	$ 0.526	$ 0.114
Less Distributions
From net investment income	$ (0.398)	$ (0.402)	$ (0.437)	$ (0.456)	$ (0.464)
Tax return of capital	—	—	(0.014)	—	—
Total distributions	$ (0.398)	$ (0.402)	$ (0.451)	$ (0.456)	$ (0.464)
Net asset value — End of year	$ 8.760	$ 9.510	$ 9.130	$ 9.560	$ 9.490
Total Return(2)(3)	(3.75)%	8.65%	0.30%	5.67%	1.19%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,325	$61,879	$41,585	$49,780	$40,712
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	0.65% (5)	0.65%	0.65%	0.65%	0.66% (6)
Net investment income	4.18%	3.95%	4.53%	4.79%	4.79%
Portfolio Turnover of the Portfolio(7)	—	—	50%	63%	52%
Portfolio Turnover of the Fund	96%	75%	34% (8)	—	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.23%, 0.30%, 0.31%, 0.39% and 0.38% of average daily net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser and administrator of a portion of its investment adviser and administration fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2018.
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Short Duration High Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objective and policies as the Fund during such period.
17
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Short Duration High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) contingent deferred sales charge (CDSC) if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount
18

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Notes to Financial Statements — continued

that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
19

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$2,828,401	$2,254,389
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 168,989
Deferred capital losses	(2,825,736)
Net unrealized depreciation	(3,246,566)
Distributions payable	(4,182)
Accumulated loss	$(5,907,495)
At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $2,825,736 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $1,901,801 are short-term and $923,935 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 78,271,921
Gross unrealized appreciation	$ 23,559
Gross unrealized depreciation	(3,269,863)
Net unrealized depreciation	$ (3,246,304)
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.550%
$1 billion but less than $2.5 billion	0.525%
$2.5 billion but less than $5 billion	0.505%
$5 billion and over	0.490%
For the year ended October 31, 2022, the investment adviser and administration fee amounted to $354,926 or 0.55% of the Fund’s average daily net assets. Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds  - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the
20

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Notes to Financial Statements — continued

investment adviser and administration fee paid was reduced by $2,059 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.90% and 0.65% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2023. Pursuant to this agreement, EVM was allocated $144,807 of the Fund’s operating expenses for the year ended October 31, 2022.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $2,760 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $1,002 as its portion of the sales charge on sales of Class A shares and no CDSCs paid by Class A shareholders for the year ended October 31, 2022. EVD also received distribution and service fees from Class A shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $16,885 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $69,824,554 and $60,009,712, respectively, for the year ended October 31, 2022.
6  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	156,200	$ 1,414,154	215,964	$ 2,048,056
Issued to shareholders electing to receive payments of distributions in Fund shares	29,979	270,963	25,476	241,579
Redemptions	(165,322)	(1,520,241)	(215,530)	(2,036,136)
Net increase	20,857	$ 164,876	25,910	$ 253,499
21

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Notes to Financial Statements — continued

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class I
Sales	6,766,427	$ 60,662,464	2,714,751	$ 25,850,442
Issued to shareholders electing to receive payments of distributions in Fund shares	278,621	2,518,053	208,718	1,982,246
Redemptions	(5,636,745)	(51,462,974)	(975,310)	(9,241,170)
Net increase	1,408,303	$ 11,717,543	1,948,159	$18,591,518
7  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2022, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract.  To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
22

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2022 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Forward foreign currency exchange contracts	$7,463 (1)	$ —
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
The Fund’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of October 31, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$7,463	$ —	$ —	$ —	$7,463
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2022 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$141,673	$2,326
(1)	Statement of Operations location: Net realized gain (loss) - Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2022, which is indicative of the volume of this derivative type, was approximately $996,000.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2022.
23

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Notes to Financial Statements — continued

9  Investments in Affiliated Funds
At October 31, 2022, the value of the Fund's investment in funds that may be deemed to be affiliated was $4,521,527, which represents 5.9% of the Fund's net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$4,550,435	$17,721,981	$(22,271,904)	$ (512)	$ —	$ —	$ 1,116	—
Liquidity Fund	—	50,890,051	(46,368,524)	—	—	4,521,527	25,804	4,521,527
Total				$(512)	$ —	$4,521,527	$26,920
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2022, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$ —	$ 581,553	$ —	$ 581,553
Common Stocks	—	213	—	213
Convertible Bonds	—	214,573	—	214,573
Convertible Preferred Stocks	174,099	590	—	174,689
Corporate Bonds	—	64,959,301	—	64,959,301
Exchange-Traded Funds	1,029,052	—	—	1,029,052
Senior Floating-Rate Loans	—	3,544,709	—	3,544,709
Short-Term Investments	4,521,527	—	—	4,521,527
Total Investments	$5,724,678	$69,300,939	$ —	$75,025,617
Forward Foreign Currency Exchange Contracts	$ —	$ 7,463	$ —	$ 7,463
Total	$5,724,678	$69,308,402	$ —	$75,033,080
24

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Notes to Financial Statements — continued

11  Risks and Uncertainties
Credit Risk
The Fund primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
25

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
26

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $8,801, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2022, the Fund designates 82.42% of distributions from net investment income as a 163(j) interest dividend.
27

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
28

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Short Duration High Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.
29

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the abilities and experience of each Adviser’s investment professionals in making investments in fixed-income securities, including those with below-investment grade ratings and durations of three years or less. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
30

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
31

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
32

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
33

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
34

Eaton Vance
Short Duration High Income Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
35

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
36

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
37

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

16753    10.31.22

Eaton Vance
Emerging and Frontier Countries Equity Fund
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022
Eaton Vance
Emerging and Frontier Countries Equity Fund

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting November 1, 2021, was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine in February 2022.
In the opening months of the period, stock investors as well as consumers generally appeared to take a “glass is half full” approach. In both the U.S. and Europe, consumers rushed to spend money saved earlier in the pandemic. During the final months of 2021, major U.S. equity indexes closed at new all-time highs.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. Central banks around the world -- including the U.S. Federal Reserve (the Fed), the Bank of England, and the European Central Bank (ECB) -- initiated their first interest rate increases in years. In Europe, looming energy shortages caused by the Russia-Ukraine conflict pushed inflation rates even higher and stock prices lower. Many emerging-market central banks, meanwhile, had already initiated aggressive monetary policies in early 2021 and continued to hike interest rates during the period.
In the U.S., investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, and September 2022 meetings, the Fed hiked the federal funds rate 0.75% each time -- to a 3.00%-3.25% range -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down around the globe.
As the period came to a close in October 2022, however, U.S. and European stocks delivered positive performance for the first time in months, amid better-than-expected U.S. company earnings and hope that central bank rate increases would help tame inflation. The Fed’s aggressive rate hikes, however, along with a rising U.S. dollar, weighed heavily on emerging markets, and the MSCI Emerging Markets Index continued to decline during the month.
In the world’s second-largest economy, China’s zero-COVID policy severely restricted economic output during the period. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, lost more ground in October and was one of the worst-performing major indexes during the period, declining 42.74%.
Major equity indexes elsewhere also suffered significant losses. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -19.96%; the S&P 500® Index, a broad measure of U.S. stocks, returned -14.61%; and the technology-laden Nasdaq Composite Index returned -28.56%. The MSCI EAFE Index of developed-market international equities returned -23.00%, while the MSCI Emerging Markets Index, dragged down by its China allocation, returned -31.03% during the period.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) returned -17.13% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the MSCI Emerging Markets Equal Country Weighted Index (the Primary Index), which returned -15.21%; and outperformed its secondary benchmark, the MSCI Frontier Markets Index (the Secondary Index), which returned -31.19% during the period.
The Fund also outperformed its blended benchmark consisting of 50% Primary Index and 50% Secondary Index (the Blended Index), which returned -23.37% during the period.
The Fund seeks to invest in emerging and frontier equity markets where management believes macroeconomic fundamentals and economic policy are likely to improve. Investment decisions are focused on broad country-level and sector-equity exposures, rather than individual stocks.
The Fund’s overweight positions in South Korea and Taiwan, along with an underweight position in Turkey detracted from Fund performance versus the Primary Index. An out-of-Index position in Vietnam hurt relative performance during the period as well.
The South Korean stock market, which includes a significant number of technology-based exporters, was negatively affected by investor concerns about slowing global growth and the potential for widespread recession in 2023. Stock prices in Taiwan, one of the world’s largest exporters of microchips, were similarly impacted by falling global demand and recessionary worries. Geopolitical tensions with China were an additional headwind for Taiwanese equities during the period.
In Vietnam, another export-dependent economy, equities also declined in price during the period, weighed down by the same concerns about falling global demand for technology-based products and an anticipated recession. Local issues surrounding a crackdown on corruption among real estate development firms dragged on the Vietnamese stock market as well.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Management’s Discussion of Fund Performance† — continued

During a period of generally rising interest rates across the globe, Turkey’s central bank took the unorthodox position of cutting rates, which fueled an economic recovery. The Fund, however, underweighted Turkish equities because management felt the rate cut merely postponed the potential effects of previous poor monetary policy.
In contrast, underweight positions in Russia, Hungary, and Poland, along with an out-of-Index position in Cyprus, contributed to Fund performance relative to the Primary Index.
Russia was removed -- written off -- from the Primary Index at a price of zero following its invasion of Ukraine in February 2022. Prior to the invasion, the Fund had sold its entire Russia position. Hungarian and Polish stock prices were depressed by rising inflation, aggravated by spiking energy costs due largely to sanctions imposed on Russian oil and gas by NATO nations.
The Fund’s stock position in the Bank of Cyprus performed well during the period, helped by an unsolicited takeover offer from a private equity firm at a price well above the stock’s previous trading level.
The Fund’s use of derivatives, primarily by hedging its euro and Chinese yuan foreign exchange exposures, contributed to Fund performance relative to the Primary Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Performance

Portfolio Manager(s) Marshall L. Stocker, Ph.D., CFA and John R. Baur
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/03/2014	11/01/2013	(17.13)%	0.56%	1.73%
Class A with 5.25% Maximum Sales Charge	—	—	(21.48)	(0.52)	1.07
Class I at NAV	11/03/2014	11/01/2013	(16.91)	0.80	1.96

MSCI Emerging Markets Equal Country Weighted Index	—	—	(15.21)%	(1.57)%	(0.90)%
MSCI Frontier Markets Index	—	—	(31.19)	(2.34)	1.02
Blended Index	—	—	(23.37)	(1.76)	0.23
% Total Annual Operating Expense Ratios[3]	Class A	Class I
	1.41%	1.16%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	11/01/2013	$1,190,898	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1,2]
Country Allocation (% of net assets)[1,2]

Footnotes:
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[1]	Depiction does not reflect the Fund’s derivatives positions.
[2]	Excludes cash and cash equivalents.
5

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI Emerging Markets Equal Country Weighted Index is an unmanaged index of emerging markets common stock where each country within the index has the same weight. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 50% MSCI Emerging Markets Equal Country Weighted Index and 50% MSCI Frontier Markets Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Capital Opportunities Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

6

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 894.50	$7.21**	1.51%
Class I	$1,000.00	$ 895.90	$5.93**	1.24%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.59	$7.68**	1.51%
Class I	$1,000.00	$1,018.96	$6.31**	1.24%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.
**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.
7

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost $177,448,409)	$ 183,631,810
Receivable for Fund shares sold	307,726
Receivable from affiliate	64,977
Total assets	$184,004,513
Liabilities
Payable for Fund shares redeemed	$ 165,804
Payable to affiliates:
Distribution and service fees	496
Trustees' fees	42
Accrued expenses	74,855
Total liabilities	$ 241,197
Net Assets	$183,763,316
Sources of Net Assets
Paid-in capital	$ 176,526,274
Distributable earnings	7,237,042
Net Assets	$183,763,316
Class A Shares
Net Assets	$ 2,340,481
Shares Outstanding	222,662
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.51
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 11.09
Class I Shares
Net Assets	$ 181,422,835
Shares Outstanding	17,147,968
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.58
On sales of $50,000 or more, the offering price of Class A shares is reduced.
8
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $560,525)	$ 6,377,032
Interest income allocated from Portfolio (net of foreign taxes withheld of $6)	17,351
Expenses allocated from Portfolio	(2,340,490)
Total investment income from Portfolio	$ 4,053,893
Expenses
Distribution and service fees:
Class A	$ 3,786
Trustees’ fees and expenses	499
Custodian fee	23,357
Transfer and dividend disbursing agent fees	134,559
Legal and accounting services	43,639
Printing and postage	12,845
Registration fees	45,240
Miscellaneous	8,690
Total expenses	$ 272,615
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 164,141
Total expense reductions	$ 164,141
Net expenses	$ 108,474
Net investment income	$ 3,945,419
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $82)	$ (219,535)
Futures contracts	(3,342,016)
Swap contracts	246,142
Foreign currency transactions	(988,019)
Forward foreign currency exchange contracts	2,759,239
Net realized loss	$ (1,544,189)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $10,898)	$ (38,842,504)
Futures contracts	133,371
Swap contracts	(80,033)
Foreign currency	10,530
Forward foreign currency exchange contracts	2,196,566
Net change in unrealized appreciation (depreciation)	$(36,582,070)
Net realized and unrealized loss	$(38,126,259)
Net decrease in net assets from operations	$(34,180,840)
9
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,945,419	$ 1,583,814
Net realized gain (loss)	(1,544,189)	24,455,539
Net change in unrealized appreciation (depreciation)	(36,582,070)	24,471,496
Net increase (decrease) in net assets from operations	$ (34,180,840)	$ 50,510,849
Distributions to shareholders:
Class A	$ (30,411)	$ —
Class I	(5,228,045)	(176,518)
Total distributions to shareholders	$ (5,258,456)	$ (176,518)
Transactions in shares of beneficial interest:
Class A	$ 1,245,692	$ (675,039)
Class I	31,510,639	(4,693,322)
Net increase (decrease) in net assets from Fund share transactions	$ 32,756,331	$ (5,368,361)
Net increase (decrease) in net assets	$ (6,682,965)	$ 44,965,970
Net Assets
At beginning of year	$ 190,446,281	$ 145,480,311
At end of year	$183,763,316	$190,446,281
10
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 12.990	$ 9.610	$10.100	$ 9.700	$10.950
Income (Loss) From Operations
Net investment income(1)	$ 0.221	$ 0.073	$ 0.040	$ 0.091	$ 0.068
Net realized and unrealized gain (loss)	(2.387)	3.307	(0.349)	0.571	(1.318)
Total income (loss) from operations	$ (2.166)	$ 3.380	$ (0.309)	$ 0.662	$ (1.250)
Less Distributions
From net investment income	$ (0.096)	$ —	$ (0.181)	$ (0.262)	$ —
From net realized gain	(0.218)	—	—	—	—
Total distributions	$ (0.314)	$ —	$ (0.181)	$ (0.262)	$ —
Net asset value — End of year	$10.510	$12.990	$ 9.610	$10.100	$ 9.700
Total Return(2)	(17.13)% (3)	35.17%	(3.20)% (3)	7.05% (3)	(11.42)% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 2,340	$ 1,387	$ 1,572	$ 2,328	$ 2,657
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.56% (3)(5)	1.64%	1.65% (3)	1.66% (3)(6)	1.65% (3)
Net investment income	1.90%	0.60%	0.43%	0.91%	0.62%
Portfolio Turnover of the Portfolio	67%	70%	44%	43%	39%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.07% and 0.02% of average daily net assets for the years ended October 31, 2022, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.
11
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 13.080	$ 9.660	$ 10.150	$ 9.740	$ 10.980
Income (Loss) From Operations
Net investment income(1)	$ 0.252	$ 0.111	$ 0.067	$ 0.117	$ 0.092
Net realized and unrealized gain (loss)	(2.398)	3.321	(0.348)	0.572	(1.332)
Total income (loss) from operations	$ (2.146)	$ 3.432	$ (0.281)	$ 0.689	$ (1.240)
Less Distributions
From net investment income	$ (0.136)	$ (0.012)	$ (0.209)	$ (0.279)	$ —
From net realized gain	(0.218)	—	—	—	—
Total distributions	$ (0.354)	$ (0.012)	$ (0.209)	$ (0.279)	$ —
Net asset value — End of year	$ 10.580	$ 13.080	$ 9.660	$ 10.150	$ 9.740
Total Return(2)	(16.91)% (3)	35.54%	(2.93)% (3)	7.31% (3)	(11.29)% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$181,423	$189,060	$143,908	$176,468	$159,428
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.31% (3)(5)	1.39%	1.40% (3)	1.41% (3)(6)	1.40% (3)
Net investment income	2.12%	0.89%	0.71%	1.17%	0.82%
Portfolio Turnover of the Portfolio	67%	70%	44%	43%	39%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.07% and 0.02% of average daily net assets for the years ended October 31, 2022, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.
12
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests substantially all of its investable assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation— Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
13

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$2,016,467	$176,518
Long-term capital gains	$3,241,989	$ —
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 10,197,769
Deferred capital losses	(3,489,455)
Net unrealized appreciation	528,728
Distributable earnings	$ 7,237,042
At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $3,489,455 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $3,489,455 are short-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
For the year ended October 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees of unaffiliated
14

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Notes to Financial Statements — continued

funds, borrowing costs, taxes or litigation expenses) exceed 1.40% and 1.15% (1.65% and 1.40% for Class A and Class I, respectively, prior to July 1, 2022) of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2023. Pursuant to this agreement, $164,141 operating expenses were allocated to EVM for the year ended October 31, 2022.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $2,919 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received less than $100 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. EVD also received distribution and service fees from Class A shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $3,786 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2022, increases and decreases in the Fund’s investment in the Portfolio aggregated $40,153,386 and $12,951,136, respectively.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	144,260	$ 1,595,090	35,058	$ 426,775
Issued to shareholders electing to receive payments of distributions in Fund shares	2,259	29,187	—	—
Redemptions	(30,591)	(378,585)	(91,969)	(1,101,814)
Net increase (decrease)	115,928	$ 1,245,692	(56,911)	$ (675,039)
15

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Notes to Financial Statements — continued

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class I
Sales	4,906,903	$ 57,594,274	2,394,974	$ 29,875,775
Issued to shareholders electing to receive payments of distributions in Fund shares	402,704	5,227,095	15,175	176,330
Redemptions	(2,618,985)	(31,310,730)	(2,854,703)	(34,745,427)
Net increase (decrease)	2,690,622	$ 31,510,639	(444,554)	$ (4,693,322)
At October 31, 2022, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 17.2% of the value of the outstanding shares of the Fund.
16

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging and Frontier Countries Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
17

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $3,278,874, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended October 31, 2022, the Fund paid foreign taxes of $545,250 and recognized foreign source income of $6,863,682.
163(j) Interest Dividends. For the fiscal year ended October 31, 2022, the Fund designates 69.03% of distributions from net investment income as a 163(j) interest dividend.
18

Global Macro Capital Opportunities Portfolio
October 31, 2022
Portfolio of Investments

Common Stocks — 94.4%
Security	Shares	Value
Brazil — 10.1%
AMBEV S.A.	238,842	$ 739,807
B3 S.A. - Brasil Bolsa Balcao	335,425	976,632
Banco Bradesco S.A.	95,480	307,577
Banco Bradesco S.A., PFC Shares	284,006	1,091,929
Banco BTG Pactual S.A.	67,300	377,052
Banco do Brasil S.A.	49,200	352,606
BB Seguridade Participacoes S.A.	43,679	251,056
Centrais Eletricas Brasilier	54,415	524,819
Cia Energetica de Minas Gerais, PFC Shares	96,795	213,060
Cosan S.A.	69,843	227,965
Equatorial Energia S.A.	59,500	345,907
Gerdau S.A., PFC Shares	66,452	331,263
Hapvida Participacoes e Investimentos S.A.(1)	506,334	764,574
Itau Unibanco Holding S.A., PFC Shares	257,375	1,514,703
Itausa S.A., PFC Shares	247,640	514,888
JBS S.A.	49,280	238,124
Klabin S.A.	47,400	198,391
Localiza Rent a Car S.A.	38,651	527,818
Localiza Rent a Car S.A.(2)	118	1,611
Lojas Renner S.A.	60,200	360,116
Magazine Luiza S.A.(2)	121,800	105,400
Natura & Co. Holding S.A.	56,300	162,944
Petro Rio S.A.(2)	47,211	323,453
Petroleo Brasileiro S.A.	201,527	1,297,607
Petroleo Brasileiro S.A., PFC Shares	256,759	1,481,751
Raia Drogasil S.A.	65,200	332,090
Rede D'Or Sao Luiz S.A.(1)	25,300	157,565
Rumo S.A.	80,500	345,033
Suzano S.A.	41,597	428,412
Telefonica Brasil S.A.	29,800	238,319
TOTVS S.A.	35,029	224,869
Vale S.A.	209,039	2,716,637
Vibra Energia S.A.	68,000	240,248
Weg S.A.	84,700	660,481
		$ 18,574,707
Bulgaria — 0.9%
Eurohold Bulgaria AD(2)	1,613,493	$ 1,573,987
		$ 1,573,987
China — 7.2%
Agricultural Bank of China, Ltd., Class H	359,000	$ 102,471
Alibaba Group Holding, Ltd.(2)	142,000	1,104,037
Alibaba Health Information Technology, Ltd.(2)	72,000	30,471
Security	Shares	Value
China (continued)
Aluminum Corp. of China, Ltd., Class H	72,000	$ 20,526
Anhui Conch Cement Co., Ltd., Class H	27,500	70,783
ANTA Sports Products, Ltd.	13,800	121,324
Bank of China, Ltd., Class H	821,000	264,425
Bank of Communications, Ltd., Class H	188,000	91,729
BYD Co., Ltd., Class A	2,900	98,192
BYD Co., Ltd., Class H	8,500	190,427
China CITIC Bank Corp., Ltd., Class H	227,000	85,569
China Conch Venture Holdings, Ltd.	40,500	59,733
China Construction Bank Corp., Class H	940,000	498,847
China Gas Holdings, Ltd.	76,400	67,803
China Hongqiao Group, Ltd.	37,000	26,187
China International Capital Corp., Ltd., Class H(1)	22,400	31,130
China Life Insurance Co., Ltd., Class H	88,000	95,960
China Longyuan Power Group Corp., Ltd., Class H	72,000	82,272
China Mengniu Dairy Co., Ltd.(2)	36,000	115,241
China Merchants Bank Co., Ltd., Class A	26,900	99,246
China Merchants Bank Co., Ltd., Class H	42,500	139,141
China Merchants Port Holdings Co., Ltd.	50,000	58,620
China National Building Material Co., Ltd., Class H	102,000	59,228
China Overseas Land & Investment, Ltd.	49,000	93,635
China Pacific Insurance (Group) Co., Ltd., Class H	64,200	103,490
China Petroleum & Chemical Corp., Class H	298,000	118,105
China Power International Development, Ltd.	91,000	26,298
China Resources Beer Holdings Co., Ltd.	18,000	84,934
China Resources Gas Group, Ltd.	26,000	66,590
China Resources Land, Ltd.	38,000	118,894
China Resources Mixc Lifestyle Services, Ltd.(1)	17,800	52,125
China Resources Power Holdings Co., Ltd.	54,000	78,466
China Shenhua Energy Co., Ltd., Class H	42,000	110,328
China State Construction International Holdings, Ltd.	36,000	32,385
China Tourism Group Duty Free Corp., Ltd., Class A	3,400	74,709
China Tower Corp., Ltd., Class H(1)	1,082,000	97,894
China Vanke Co., Ltd., Class H	46,600	59,803
China Yangtze Power Co., Ltd., Class A	35,900	99,907
CITIC Securities Co., Ltd., Class H	61,000	91,143
CITIC, Ltd.	132,000	118,119
Contemporary Amperex Technology Co., Ltd., Class A	1,700	87,244
COSCO SHIPPING Holdings Co., Ltd., Class H	75,000	80,825
Country Garden Holdings Co., Ltd.	197,000	25,392
Country Garden Services Holdings Co., Ltd.	41,000	35,835
CSPC Pharmaceutical Group, Ltd.	110,000	112,988
East Money Information Co., Ltd., Class A	26,200	56,165
ENN Energy Holdings, Ltd.	9,300	92,461
Foshan Haitian Flavouring & Food Co., Ltd., Class A	3,850	31,554
Fosun International, Ltd.	43,500	26,583

19
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
China (continued)
Ganfeng Lithium Co., Ltd., Class H(1)	9,800	$ 66,283
Geely Automobile Holdings, Ltd.	70,000	75,333
Genscript Biotech Corp.(2)	16,000	40,453
Great Wall Motor Co., Ltd., Class H	79,500	86,846
Guangdong Investment, Ltd.	84,000	52,960
Guangzhou Automobile Group Co., Ltd., Class H	102,000	62,159
Haier Smart Home Co., Ltd., Class H	51,400	128,653
Hengan International Group Co., Ltd.	18,500	71,729
Industrial & Commercial Bank of China, Ltd., Class A	66,000	37,569
Industrial & Commercial Bank of China, Ltd., Class H	582,000	252,684
Industrial Bank Co., Ltd., Class A	36,400	75,085
Innovent Biologics, Inc.(1)(2)	34,000	120,382
JD.com, Inc., Class A	19,750	359,658
Kingboard Holdings, Ltd.(2)	10,500	25,921
Kingdee International Software Group Co., Ltd.(2)	64,000	104,871
Kingsoft Corp., Ltd.	27,200	82,365
Kuaishou Technology(1)(2)	11,800	48,732
Kunlun Energy Co., Ltd.	106,000	63,353
Kweichow Moutai Co., Ltd., Class A	800	148,283
Lenovo Group, Ltd.	158,000	126,275
Li Ning Co., Ltd.	25,000	129,323
Longfor Group Holdings, Ltd.(1)	35,500	45,234
LONGi Green Energy Technology Co., Ltd., Class A	13,160	86,911
Luzhou Laojiao Co., Ltd., Class A	2,900	62,207
Meituan, Class B(1)(2)	36,100	577,980
Muyuan Foods Co., Ltd., Class A	5,400	34,788
NetEase, Inc.	21,200	235,219
New China Life Insurance Co., Ltd., Class H	16,200	25,727
Nongfu Spring Co., Ltd., Class H(1)	21,400	107,490
People's Insurance Co. Group of China, Ltd., Class H	147,000	40,625
PetroChina Co., Ltd., Class H	396,000	151,481
PICC Property & Casualty Co., Ltd., Class H	144,000	132,813
Ping An Bank Co., Ltd., Class A	20,100	28,533
Ping An Insurance Group Co. of China, Ltd., Class A	16,200	80,434
Ping An Insurance Group Co. of China, Ltd., Class H	64,000	256,217
Postal Savings Bank of China Co., Ltd., Class H(1)	191,000	88,578
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	40,800	56,214
Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	2,300	73,364
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	2,000	89,405
Shenzhou International Group Holdings, Ltd.	16,000	111,088
Silergy Corp.	8,000	92,253
Sino Biopharmaceutical, Ltd.	232,000	112,575
Sinopharm Group Co., Ltd., Class H	44,400	84,232
Smoore International Holdings, Ltd.(1)	46,000	48,967
Sunny Optical Technology Group Co., Ltd.	8,600	74,528
Security	Shares	Value
China (continued)
Tencent Holdings, Ltd.	59,800	$ 1,571,351
Tingyi (Cayman Islands) Holding Corp.	54,000	84,407
Tsingtao Brewery Co., Ltd., Class H	14,000	98,015
Want Want China Holdings, Ltd.	132,000	86,709
Weichai Power Co., Ltd., Class H	31,000	29,693
Wharf Holdings, Ltd.	34,000	97,359
Wuliangye Yibin Co., Ltd., Class A	5,200	95,309
WuXi AppTec Co., Ltd., Class A	2,800	29,343
WuXi AppTec Co., Ltd., Class H(1)	9,800	78,657
WuXi Biologics Cayman, Inc.(1)(2)	36,500	164,237
Xiaomi Corp., Class B(1)(2)	156,800	176,098
Xinyi Solar Holdings, Ltd.	104,000	103,251
Yankuang Energy Group Co., Ltd., Class H	40,000	112,461
Zhongsheng Group Holdings, Ltd.	16,500	62,623
Zijin Mining Group Co., Ltd., Class H	122,000	116,368
		$ 13,250,895
Cyprus — 3.9%
Bank of Cyprus Holdings PLC(2)(3)	45,800	$ 64,602
Bank of Cyprus Holdings PLC(2)(3)	4,912,529	7,047,341
Galaxy Cosmos Mezz PLC(2)	87,536	14,135
Sunrisemezz PLC(2)	104,410	8,451
		$ 7,134,529
Egypt — 0.1%
Taaleem Management Services Co. SAE(2)	1,147,699	$ 170,740
		$ 170,740
Georgia — 6.4%
Bank of Georgia Group PLC	87,990	$ 2,146,924
Georgia Capital PLC(2)	638,176	4,570,963
TBC Bank Group PLC	230,522	4,977,527
		$ 11,695,414
Greece — 12.8%
Alpha Services and Holdings S.A.(2)	2,363,462	$ 2,188,790
Athens Water Supply & Sewage Co. S.A.	45,738	325,674
Eurobank Ergasias Services and Holdings S.A.(2)	2,708,650	2,673,985
GEK Terna Holding Real Estate Construction S.A.(2)	60,645	577,312
Hellenic Energy Holdings S.A.	64,933	443,912
Hellenic Telecommunications Organization S.A.	211,741	3,325,296
Holding Co. ADMIE IPTO S.A.	127,120	210,540
JUMBO S.A.	120,639	1,713,505
LAMDA Development S.A.(2)	75,271	456,047
Motor Oil (Hellas) Corinth Refineries S.A.	64,576	1,109,869
Mytilineos S.A.	104,888	1,758,784

20
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Greece (continued)
National Bank of Greece S.A.(2)	575,615	$ 2,085,611
OPAP S.A.	205,387	2,516,637
Piraeus Financial Holdings S.A.(2)	730,870	901,017
Public Power Corp. S.A.(2)	220,255	1,390,287
Sarantis S.A.	37,617	235,805
Terna Energy S.A.	60,392	1,122,337
Titan Cement International S.A.	45,809	511,929
		$ 23,547,337
India — 2.4%
Adani Enterprises, Ltd.	1,866	$ 75,581
Adani Green Energy, Ltd.(2)	2,292	58,389
Adani Ports and Special Economic Zone, Ltd.	4,514	45,048
Adani Total Gas, Ltd.	1,817	79,961
Adani Transmission , Ltd.(2)	1,842	74,665
Apollo Hospitals Enterprise, Ltd.	848	46,227
Asian Paints, Ltd.	2,393	90,175
Avenue Supermarts, Ltd.(1)(2)	1,162	60,733
Axis Bank, Ltd.	12,918	141,665
Bajaj Finance, Ltd.	1,547	133,758
Bajaj Finserv, Ltd.	2,803	57,198
Bharti Airtel, Ltd.	12,736	128,083
Cipla, Ltd.	3,753	52,978
Divi's Laboratories, Ltd.	1,088	47,436
Dr. Reddy's Laboratories, Ltd.	932	50,096
Eicher Motors, Ltd.	1,100	51,313
Grasim Industries, Ltd.	2,220	46,364
HCL Technologies, Ltd.	6,829	85,761
HDFC Life Insurance Co., Ltd.(1)	7,502	49,031
Hindalco Industries, Ltd.	10,552	51,676
Hindustan Unilever, Ltd.(2)	4,450	137,702
Housing Development Finance Corp., Ltd.	9,221	275,719
ICICI Bank, Ltd.	27,268	299,838
Infosys, Ltd.	17,637	329,062
ITC, Ltd.	19,003	80,180
JSW Steel, Ltd.	6,057	49,383
Kotak Mahindra Bank, Ltd.	3,514	80,893
Larsen & Toubro, Ltd.	4,245	104,360
Mahindra & Mahindra, Ltd.	5,522	90,212
Maruti Suzuki India, Ltd.	770	88,843
Nestle India, Ltd.	247	60,757
NTPC, Ltd.	28,513	59,808
Power Grid Corp. of India, Ltd.(2)	22,616	62,235
Reliance Industries, Ltd.	15,515	478,029
SBI Life Insurance Co., Ltd.(1)	3,441	52,731
State Bank of India	11,604	80,542
Security	Shares	Value
India (continued)
Sun Pharmaceutical Industries, Ltd.	6,306	$ 77,537
Tata Consultancy Services, Ltd.	4,989	191,758
Tata Consumer Products, Ltd.	4,771	44,440
Tata Motors, Ltd.(2)	12,047	60,230
Tata Steel, Ltd.	51,573	62,975
Tech Mahindra, Ltd.(2)	4,348	55,922
Titan Co., Ltd.	2,324	77,646
UltraTech Cement, Ltd.	740	60,063
Wipro, Ltd.	10,744	50,263
		$ 4,437,266
Indonesia — 8.3%
Adaro Energy Indonesia Tbk PT	2,190,000	$ 558,710
Astra International Tbk PT	2,663,400	1,138,152
Bank Central Asia Tbk PT	6,818,000	3,854,061
Bank Jago Tbk PT(2)	626,600	205,148
Bank Mandiri Persero Tbk PT	2,376,000	1,605,114
Bank Negara Indonesia Persero Tbk PT	1,073,000	646,947
Bank Rakyat Indonesia Persero Tbk PT	8,524,484	2,543,136
Barito Pacific Tbk PT	4,792,700	253,565
Charoen Pokphand Indonesia Tbk PT	1,122,700	401,090
Kalbe Farma Tbk PT	3,455,800	454,459
Merdeka Copper Gold Tbk PT(2)	1,889,000	457,396
Sumber Alfaria Trijaya Tbk PT	2,806,800	507,190
Telkom Indonesia Persero Tbk PT	6,229,100	1,749,448
Unilever Indonesia Tbk PT	1,221,400	363,372
United Tractors Tbk PT	245,500	507,826
		$ 15,245,614
Kazakhstan — 1.9%
Halyk Savings Bank of Kazakhstan JSC GDR(2)(4)	52,200	$ 527,220
Kaspi.kz JSC GDR(4)	30,100	1,971,550
NAC Kazatomprom JSC GDR(2)(4)	40,600	1,071,840
		$ 3,570,610
Lithuania — 1.2%
AB Ignitis Grupe GDR(4)	49,010	$ 872,445
Siauliu Bankas AB	2,442,564	1,381,186
		$ 2,253,631
Serbia — 0.5%
Metalac AD(2)	67,357	$ 897,144
		$ 897,144
Slovenia — 2.3%
Nova Ljubljanska Banka dd(1)	61,521	$ 3,281,466

21
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Slovenia (continued)
Nova Ljubljanska Banka dd GDR(4)	60,052	$ 610,562
Petrol	930	395,590
		$ 4,287,618
South Korea — 9.6%
AMOREPACIFIC Corp.	1,140	$ 74,016
Celltrion Healthcare Co., Ltd.	2,946	143,333
Celltrion, Inc.	2,896	389,277
CJ CheilJedang Corp.	339	98,426
Coway Co., Ltd.	2,186	84,764
Doosan Enerbility Co., Ltd.(2)	13,566	125,871
Ecopro BM Co., Ltd.	1,708	137,569
Hana Financial Group, Inc.	9,769	282,435
Hanwha Solutions Corp.(2)	4,550	150,371
HLB, Inc.(2)	3,700	104,897
HMM Co., Ltd.	9,451	126,425
HYBE Co., Ltd.(2)	432	36,568
Hyundai Engineering & Construction Co., Ltd.	3,379	82,608
Hyundai Glovis Co., Ltd.	762	92,878
Hyundai Mobis Co., Ltd.	1,909	292,801
Hyundai Motor Co.	4,067	468,675
Hyundai Steel Co.	2,500	49,195
Kakao Corp.	9,381	332,789
KakaoBank Corp.(2)	2,472	29,591
KB Financial Group, Inc.	12,130	408,163
Kia Corp.	7,832	363,959
Korea Aerospace Industries, Ltd.	2,870	95,314
Korea Electric Power Corp.(2)	9,138	107,157
Korea Investment Holdings Co., Ltd.	1,239	43,010
Korea Shipbuilding & Offshore Engineering Co., Ltd.(2)	1,746	88,944
Korea Zinc Co., Ltd.	330	147,989
Korean Air Lines Co., Ltd.(2)	6,673	108,063
Krafton, Inc.(2)	869	107,943
KT&G Corp.	3,555	238,759
L&F Co., Ltd.(2)	839	132,217
LG Chem, Ltd.	1,442	632,805
LG Corp.	3,183	176,698
LG Display Co., Ltd.	9,346	83,407
LG Electronics, Inc.	3,428	195,808
LG Energy Solution, Ltd.(2)	683	252,723
LG H&H Co., Ltd.	316	112,901
LG Innotek Co., Ltd.	522	108,296
Lotte Chemical Corp.	493	51,084
Naver Corp.	3,924	465,458
NCSoft Corp.	575	157,078
Pearl Abyss Corp.(2)	890	25,913
Security	Shares	Value
South Korea (continued)
POSCO Chemical Co., Ltd.	1,169	$ 163,226
POSCO Holdings, Inc.	2,360	411,326
Samsung Biologics Co., Ltd.(1)(2)	533	327,548
Samsung C&T Corp.	2,715	225,376
Samsung Electro-Mechanics Co., Ltd.	1,863	157,780
Samsung Electronics Co., Ltd.	134,116	5,581,884
Samsung Engineering Co., Ltd.(2)	6,765	113,011
Samsung Fire & Marine Insurance Co., Ltd.	1,075	150,768
Samsung Heavy Industries Co., Ltd.(2)	25,662	92,643
Samsung Life Insurance Co., Ltd.	3,000	141,773
Samsung SDI Co., Ltd.	1,581	815,662
Samsung SDS Co., Ltd.	1,303	114,155
Shinhan Financial Group Co., Ltd.	14,332	364,270
SK Bioscience Co., Ltd.(2)	942	49,829
SK Hynix, Inc.	15,615	903,976
SK Innovation Co., Ltd.(2)	1,789	216,627
SK Square Co., Ltd.(2)	3,831	99,054
SK, Inc.	1,234	184,913
S-Oil Corp.	1,757	106,535
Woori Financial Group, Inc.	18,413	151,944
Yuhan Corp.	2,351	98,575
		$ 17,677,053
Taiwan — 5.8%
ASE Technology Holding Co., Ltd.	73,358	$ 181,132
Asustek Computer, Inc.	17,000	124,291
AUO Corp.(2)	183,200	95,609
Cathay Financial Holding Co., Ltd.	161,087	188,521
Chailease Holding Co., Ltd.	33,348	153,824
China Steel Corp.	248,000	206,440
Chunghwa Telecom Co., Ltd.	79,000	272,385
CTBC Financial Holding Co., Ltd.	256,000	161,725
Delta Electronics, Inc.	38,680	307,769
E.Sun Financial Holding Co., Ltd.	189,462	136,160
First Financial Holding Co., Ltd.	164,408	126,118
Formosa Chemicals & Fibre Corp.	83,000	178,904
Formosa Plastics Corp.	82,000	211,266
Fubon Financial Holding Co., Ltd.	157,046	248,059
Globalwafers Co., Ltd.	6,000	66,504
Hon Hai Precision Industry Co., Ltd.	218,508	693,998
Hotai Motor Co., Ltd.	8,000	144,739
Hua Nan Financial Holdings Co., Ltd.	151,525	98,850
Largan Precision Co., Ltd.	2,000	114,424
MediaTek, Inc.	26,000	473,933
Mega Financial Holding Co., Ltd.	158,875	147,189
Nan Ya Plastics Corp.	108,000	228,835

22
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Taiwan (continued)
Novatek Microelectronics Corp.	13,000	$ 96,860
Quanta Computer, Inc.	67,000	141,913
Realtek Semiconductor Corp.	11,000	86,716
Shin Kong Financial Holding Co., Ltd.	8,514	2,111
Taishin Financial Holding Co., Ltd.	186,173	76,404
Taiwan Cement Corp.	142,343	133,473
Taiwan Cooperative Financial Holding Co., Ltd.	155,604	120,564
Taiwan Semiconductor Manufacturing Co., Ltd.	392,000	4,712,704
Uni-President Enterprises Corp.	108,960	221,272
United Microelectronics Corp.	221,000	265,744
Yuanta Financial Holding Co., Ltd.	249,694	152,465
		$ 10,570,901
United Arab Emirates — 11.7%
Abu Dhabi Commercial Bank PJSC	661,924	$ 1,703,902
Abu Dhabi Islamic Bank PJSC	321,170	830,996
Abu Dhabi National Oil Co. for Distribution PJSC	647,100	795,272
Al Yah Satellite Communications Co. PJSC (Yahsat)	4,224,438	3,150,241
Aldar Properties PJSC	1,008,500	1,186,269
Aramex PJSC	852,000	842,590
Dubai Electricity & Water Authority PJSC	3,264,287	2,169,156
Dubai Islamic Bank PJSC	423,067	670,255
Emaar Properties PJSC	1,012,900	1,672,049
Emirates Telecommunications Group Co. PJSC	440,000	3,092,345
First Abu Dhabi Bank PJSC	652,654	3,182,835
National Central Cooling Co. PJSC	1,342,340	1,163,284
Ras Al Khaimah Ceramics	1,240,700	972,664
		$ 21,431,858
Uruguay — 0.1%
dLocal, Ltd.(2)	10,000	$ 223,000
		$ 223,000
Vietnam — 9.2%
Bao Viet Holdings	177,200	$ 374,255
FPT Corp.	1,251,279	4,073,177
Gelex Group JSC	528,300	285,599
Hoa Sen Group(2)	684,800	313,993
Hoang Huy Investment Financial Services JSC	845,200	271,580
Masan Group Corp.	99,900	343,442
Mobile World Investment Corp.	1,041,098	2,313,123
Nam Kim Steel JSC	534,800	291,427
No Va Land Investment Group Corp.(2)	7,524	21,191
Phat Dat Real Estate Development Corp.(2)	3,271	5,747
Phu Nhuan Jewelry JSC	568,400	2,433,690
Refrigeration Electrical Engineering Corp.	547,655	1,862,909
Security	Shares	Value
Vietnam (continued)
Vietnam Construction and Import-Export JSC	485,300	$ 311,294
Vietnam National Petroleum Group(2)	269,100	308,270
Vietnam Prosperity JSC Bank(2)	2,687,038	1,891,686
Vietnam Rubber Group, Ltd.	486,700	282,245
Vietnam Technological & Commercial Joint Stock Bank(2)	1,388,000	1,470,219
		$ 16,853,847
Total Common Stocks (identified cost $171,580,178)		$173,396,151

Preferred Stocks — 0.6%
Security	Shares	Value
South Korea — 0.6%
Hyundai Motor Co., Ltd.	1,499	$ 83,861
Samsung Electronics Co., Ltd.	23,936	894,534
		$ 978,395
Taiwan — 0.0%(5)
Fubon Financial Holding Co., Ltd.	2,110	$ 3,556
		$ 3,556
Total Preferred Stocks (identified cost $984,484)		$ 981,951

Rights (2) — 0.0%(5)
Security	Shares	Value
South Korea — 0.0%(5)
HLB, Inc.	331	$ 2,277
Total Rights (identified cost $0)		$ 2,277

Short-Term Investments — 2.0%
Affiliated Fund — 1.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(6)	2,240,401	$ 2,240,401
Total Affiliated Fund (identified cost $2,240,401)		$ 2,240,401

23
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2022
Portfolio of Investments — continued

U.S. Treasury Obligations — 0.8%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill, 0.00%, 11/8/22	$1,500	$ 1,499,223
Total U.S. Treasury Obligations (identified cost $1,499,221)		$ 1,499,223
Total Short-Term Investments (identified cost $3,739,622)		$ 3,739,624

Total Investments — 97.0% (identified cost $176,304,284)	$178,120,003
Other Assets, Less Liabilities — 3.0%	$ 5,513,013
Net Assets — 100.0%	$183,633,016
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $6,397,435 or 3.5% of the Portfolio's net assets.
(2)	Non-income producing security.
(3)	Securities are traded on separate exchanges for the same entity.
(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $5,053,617 or 2.8% of the Portfolio's net assets.
(5)	Amount is less than 0.05%.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.
Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value
Financials	36.7%	$67,426,770
Information Technology	12.1	22,276,482
Consumer Discretionary	10.0	18,295,291
Communication Services	8.2	15,117,427
Industrials	6.0	11,038,902
Utilities	5.1	9,409,834
Materials	5.0	9,070,183
Energy	4.7	8,624,769
Consumer Staples	3.1	5,596,047
Real Estate	2.1	3,869,580
Health Care	2.0	3,655,094
Short-Term Investments	2.0	3,739,624
Total Investments	97.0%	$178,120,003

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	1,296,988	USD	1,305,054	12/21/22	$ (18,067)
EUR	19,000,000	USD	19,118,166	12/21/22	(264,673)
USD	5,004,407	EUR	4,973,476	12/21/22	69,281
USD	4,173,880	EUR	4,148,082	12/21/22	57,783
USD	3,561,469	EUR	3,539,456	12/21/22	49,305
USD	2,393,115	EUR	2,378,324	12/21/22	33,130
USD	2,126,885	EUR	2,113,739	12/21/22	29,445
USD	1,559,640	EUR	1,550,000	12/21/22	21,592
USD	1,857,350	EUR	1,868,375	12/21/22	3,382
24
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2022
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	34,344	EUR	34,548	12/21/22	$ 63
					$ (18,759)
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,171	EUR	2,217	Bank of America, N.A.	11/4/22	$ —	$ (21)
USD	2,718	EUR	2,731	HSBC Bank USA, N.A.	11/4/22	19	—
CNH	88,600,000	USD	13,136,630	Bank of America, N.A.	11/25/22	—	(1,043,927)
CNH	47,500,000	USD	7,042,337	BNP Paribas	11/25/22	—	(559,229)
USD	13,072,785	CNH	88,600,000	Bank of America, N.A.	11/25/22	980,082	—
USD	7,069,241	CNH	47,500,000	BNP Paribas	11/25/22	586,133	—
CNH	52,600,000	USD	7,799,410	BNP Paribas	12/22/22	—	(608,520)
CNH	9,300,000	USD	1,379,167	JPMorgan Chase Bank, N.A.	12/22/22	—	(107,774)
CNH	20,863,000	USD	3,092,968	Standard Chartered Bank	12/22/22	—	(240,811)
USD	6,080,680	CNH	40,700,000	BNP Paribas	12/22/22	516,628	—
USD	1,778,593	CNH	11,900,000	BNP Paribas	12/22/22	151,758	—
USD	1,389,471	CNH	9,300,000	JPMorgan Chase Bank, N.A.	12/22/22	118,078	—
USD	1,658,189	CNH	11,100,000	Standard Chartered Bank	12/22/22	140,720	—
USD	1,459,030	CNH	9,763,000	Standard Chartered Bank	12/22/22	124,341	—
USD	4,456,726	AED	16,370,000	Standard Chartered Bank	4/19/23	459	—
USD	1,657,609	AED	6,100,000	Standard Chartered Bank	5/30/23	—	(2,930)
USD	36,233,394	CNH	243,500,000	BNP Paribas	6/16/23	2,540,471	—
						$5,158,689	$(2,563,212)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Equity Futures
MSCI Emerging Markets Index	45	Long	12/16/22	$1,920,600	$ (1,323)
					$(1,323)
Abbreviations:
GDR	– Global Depositary Receipt
OTC	– Over-the-counter
PFC Shares	– Preference Shares
Currency Abbreviations:
AED	– United Arab Emirates Dirham
CNH	– Yuan Renminbi Offshore
EUR	– Euro
USD	– United States Dollar

25
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $174,063,883)	$ 175,879,602
Affiliated investment, at value (identified cost $2,240,401)	2,240,401
Cash	959,538
Deposits for derivatives collateral:
Futures contracts	96,830
Centrally cleared derivatives	18,053
OTC derivatives - forward foreign currency exchange contracts	980,000
Foreign currency, at value (identified cost $645,834)	636,413
Dividends receivable	148,576
Dividends receivable from affiliated investment	11,113
Receivable for investments sold	1,759,612
Receivable for variation margin on open centrally cleared derivatives	2,494
Receivable for open forward foreign currency exchange contracts	5,158,689
Tax reclaims receivable	12,209
Other assets	6,678
Total assets	$187,910,208
Liabilities
Cash collateral due to broker	$ 980,000
Payable for investments purchased	224,358
Payable for variation margin on open futures contracts	98,032
Payable for open forward foreign currency exchange contracts	2,563,212
Payable to affiliates:
Investment adviser fee	151,353
Trustees' fees	1,129
Accrued foreign capital gains taxes	10,898
Accrued expenses	248,210
Total liabilities	$ 4,277,192
Net Assets applicable to investors' interest in Portfolio	$183,633,016
26
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $560,529)	$ 6,316,667
Dividend income from affiliated investments	60,411
Interest income	17,351
Total investment income	$ 6,394,429
Expenses
Investment adviser fee	$ 1,865,169
Trustees’ fees and expenses	12,031
Custodian fee	330,031
Legal and accounting services	85,100
Miscellaneous	54,130
Total expenses	$ 2,346,461
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 5,958
Total expense reductions	$ 5,958
Net expenses	$ 2,340,503
Net investment income	$ 4,053,926
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $82)	$ (217,559)
Investment transactions - affiliated investment	(1,976)
Futures contracts	(3,342,039)
Swap contracts	246,144
Foreign currency transactions	(988,026)
Forward foreign currency exchange contracts	2,759,260
Net realized loss	$ (1,544,196)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $10,898)	$ (38,842,784)
Futures contracts	133,371
Swap contracts	(80,033)
Foreign currency	10,530
Forward foreign currency exchange contracts	2,196,581
Net change in unrealized appreciation (depreciation)	$(36,582,335)
Net realized and unrealized loss	$(38,126,531)
Net decrease in net assets from operations	$(34,072,605)
27
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 4,053,926	$ 1,848,852
Net realized gain (loss)	(1,544,196)	24,455,725
Net change in unrealized appreciation (depreciation)	(36,582,335)	24,471,674
Net increase (decrease) in net assets from operations	$ (34,072,605)	$ 50,776,251
Capital transactions:
Contributions	$ 40,153,386	$ 13,948,565
Withdrawals	(12,951,136)	(19,915,526)
Net increase (decrease) in net assets from capital transactions	$ 27,202,250	$ (5,966,961)
Net increase (decrease) in net assets	$ (6,870,355)	$ 44,809,290
Net Assets
At beginning of year	$ 190,503,371	$ 145,694,081
At end of year	$183,633,016	$190,503,371
28
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2022
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2022	2021	2020	2019	2018
Ratios (as a percentage of average daily net assets):
Expenses	1.26% (1)	1.24%	1.28%	1.29% (2)	1.25%
Net investment income	2.17%	1.04%	0.84%	1.29%	0.97%
Portfolio Turnover	67%	70%	44%	43%	39%
Total Return	(16.87)%	35.70%	(2.84)%	7.44%	(11.06)%
Net assets, end of year (000’s omitted)	$183,633	$190,503	$145,694	$179,334	$162,169
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(2)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.
29

Global Macro Capital Opportunities Portfolio
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2022, Eaton Vance Emerging and Frontier Countries Equity Fund held a 99.9% interest in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
30

Global Macro Capital Opportunities Portfolio
October 31, 2022
Notes to Financial Statements — continued

D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments.
As of October 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I   Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
J  Total Return Swaps—In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
31

Global Macro Capital Opportunities Portfolio
October 31, 2022
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
For the year ended October 31, 2022, the investment adviser fee amounted to $1,865,169 or 1.00% of the Portfolio’s average daily net assets. Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $5,958 relating to the Portfolio's investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM), an affiliate of BMR. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $166,669,660 and $115,066,690, respectively, for the year ended October 31, 2022.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 179,577,064
Gross unrealized appreciation	$ 17,093,974
Gross unrealized depreciation	(18,553,505)
Net unrealized depreciation	$ (1,459,531)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
32

Global Macro Capital Opportunities Portfolio
October 31, 2022
Notes to Financial Statements — continued

Equity Price Risk: During the year ended October 31, 2022, the Portfolio entered into equity futures contracts and total return swaps to enhance total return, to manage certain investment risks and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $2,563,212. At October 31, 2022 there were no assets pledged by the Portfolio for such liability.
The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2022.
33

Global Macro Capital Opportunities Portfolio
October 31, 2022
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Equity Price	Foreign Exchange	Total
Not applicable	$ —*	$ 263,981*	$ 263,981
Receivable for open forward foreign currency exchange contracts	—	5,158,689	5,158,689
Total Asset Derivatives	$ —	$ 5,422,670	$ 5,422,670
Derivatives not subject to master netting or similar agreements	$ —	$ 263,981	$ 263,981
Total Asset Derivatives subject to master netting or similar agreements	$ —	$ 5,158,689	$ 5,158,689
Not applicable	$ (1,323)*	$ (282,740)*	$ (284,063)
Payable for open forward foreign currency exchange contracts	—	(2,563,212)	(2,563,212)
Total Liability Derivatives	$(1,323)	$(2,845,952)	$(2,847,275)
Derivatives not subject to master netting or similar agreements	$(1,323)	$ (282,740)	$ (284,063)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$(2,563,212)	$(2,563,212)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 980,082	$ (980,082)	$ —	$ —	$ —
BNP Paribas	3,794,990	(1,167,749)	(1,375,124)	(950,000)	302,117
HSBC Bank USA, N.A.	19	—	—	—	19
JPMorgan Chase Bank, N.A.	118,078	(107,774)	—	—	10,304
Standard Chartered Bank	265,520	(243,741)	—	(21,779)	—
	$5,158,689	$(2,499,346)	$(1,375,124)	$(971,779)	$312,440
34

Global Macro Capital Opportunities Portfolio
October 31, 2022
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$ (1,043,948)	$ 980,082	$ —	$ —	$ (63,866)
BNP Paribas	(1,167,749)	1,167,749	—	—	—
JPMorgan Chase Bank, N.A.	(107,774)	107,774	—	—	—
Standard Chartered Bank	(243,741)	243,741	—	—	—
	$(2,563,212)	$2,499,346	$ —	$ —	$(63,866)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2022 was as follows:
Statement of Operations Caption	Equity Price	Foreign Exchange	Total
Net realized gain (loss):
Futures contracts	$(3,342,039)	$ —	$(3,342,039)
Swap contracts	246,144	—	246,144
Forward foreign currency exchange contracts	—	2,759,260	2,759,260
Total	$(3,095,895)	$2,759,260	$ (336,635)
Change in unrealized appreciation (depreciation):
Futures contracts	$133,371	$ —	$ 133,371
Swap contracts	(80,033)	—	(80,033)
Forward foreign currency exchange contracts	—	2,196,581	2,196,581
Total	$53,338	$2,196,581	$ 2,249,919
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$12,094,000	$6,470,000	$110,849,000	$385,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
35

Global Macro Capital Opportunities Portfolio
October 31, 2022
Notes to Financial Statements — continued

6  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2022.
7  Investments in Affiliated Funds
At October 31, 2022, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $2,240,401, which represents 1.2% of the Portfolio's net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$20,820,477	$95,455,792	$(116,274,293)	$ (1,976)	$ —	$ —	$ 4,129	—
Liquidity Fund	—	80,250,352	(78,009,951)	—	—	2,240,401	56,282	2,240,401
Total				$(1,976)	$ —	$2,240,401	$60,411
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2022, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Asia/Pacific	$ 3,570,610	$ 78,035,576	$ —	$ 81,606,186
Emerging Europe	22,586	51,367,074	—	51,389,660
Latin America	18,797,707	—	—	18,797,707
Middle East/Africa	—	21,602,598	—	21,602,598
Total Common Stocks	$ 22,390,903	$ 151,005,248*	$ —	$ 173,396,151
Preferred Stocks	$ —	$ 981,951	$ —	$ 981,951
Rights	—	2,277	—	2,277
36

Global Macro Capital Opportunities Portfolio
October 31, 2022
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Affiliated Fund	$ 2,240,401	$ —	$ —	$ 2,240,401
U.S. Treasury Obligations	—	1,499,223	—	1,499,223
Total Investments	$ 24,631,304	$ 153,488,699	$ —	$ 178,120,003
Forward Foreign Currency Exchange Contracts	$ —	$ 5,422,670	$ —	$ 5,422,670
Total	$ 24,631,304	$ 158,911,369	$ —	$ 183,542,673
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (2,845,952)	$ —	$ (2,845,952)
Futures Contracts	(1,323)	—	—	(1,323)
Total	$ (1,323)	$ (2,845,952)	$ —	$ (2,847,275)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Frontier markets are among the smallest and least mature investment markets. Frontier market countries may have greater political or economic instability and may also be subject to trade barriers, adjustments in currency values and developing or changing securities laws and other regulations. Investments in frontier market countries generally are less liquid and subject to greater price volatility than investments in developed markets or emerging markets.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio's performance, or the performance of the securities in which the Portfolio invests.
37

Global Macro Capital Opportunities Portfolio
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Capital Opportunities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Global Macro Capital Opportunities Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
38

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.
39

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Global Macro Capital Opportunities Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the
40

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund and the investment advisory agreement for the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in investing in equity securities traded in developed, emerging, frontier, and off-index markets. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary, secondary and custom benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund and by the Portfolio for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
41

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
42

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
43

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Capital Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust/Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust and the Portfolio.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
44

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Edward J. Perkin 1972	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
45

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
46

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
47

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
48

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
49

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Investment Adviser of Global Macro Capital Opportunities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Emerging and Frontier Countries Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

20357    10.31.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging and Frontier Countries Equity Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Bond Fund, Eaton Vance Global Income Builder Fund, Eaton Vance Global Small-Cap Equity Fund, Eaton Vance Government Opportunities Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Asset Credit Fund, Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Value Fund and Parametric Tax-Managed International Equity Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 33 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2021 and October 31, 2022 by the Fund’s principal accountant, Deloitte and Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Emerging and Frontier Countries Equity Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$15,530	$17,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,102	$350
All Other Fees(3)	$0	$0

Total	$24,452	$18,200

Eaton Vance Floating-Rate Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$27,250	$30,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,229	$1,650
All Other Fees(3)	$0	$0

Total	$44,479	$32,300

Eaton Vance Floating-Rate Advantage Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$27,050	$30,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,038	$1,650
All Other Fees(3)	$0	$0

Total	$42,088	$32,100

Eaton Vance Floating-Rate & High Income Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$29,150	$34,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,665	$1,650
All Other Fees(3)	$0	$0

Total	$43,815	$36,350

Eaton Vance Global Bond Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$22,950	$26,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,065	$350
All Other Fees(3)	$0	$0

Total	$31,015	$26,400

Eaton Vance Global Income Builder Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$15,150	$17,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,353	$1,650
All Other Fees(3)	$0	$0

Total	$22,503	$19,300

Eaton Vance Global Small-Cap Equity Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$28,750	$32,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,299	$2,650
All Other Fees(3)	$0	$0

Total	$40,049	$34,900

Eaton Vance Government Opportunities Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$56,550	$61,433
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,729	$350
All Other Fees(3)	$0	$0

Total	$70,279	$61,783

Eaton Vance High Income Opportunities Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$25,150	$28,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,934	$350
All Other Fees(3)	$0	$0

Total	$34,084	$28,700

Eaton Vance Multi-Asset Credit Fund Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$74,061	$81,233
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,71	$4,750
All Other Fees(3)	$0	$0

Total	$92,932	$85,983

Eaton Vance Short Duration Government Income Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$89,050	$95,367
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,861	$350
All Other Fees(3)	$0	$0

Total	$102,911	$95,717

Eaton Vance Short Duration High Income Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$50,911	$58,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,998	$350
All Other Fees(3)	$0	$0

Total	$69,909	$59,000

Eaton Vance Tax-Managed Equity Asset Allocation Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$39,450	$43,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,037	$3,150
All Other Fees(3)	$0	$0

Total	$59,487	$46,800

Eaton Vance Tax-Managed Global Dividend Income Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$39,750	$43,950
Audit-Related Fees(1)	$0	$0
1Tax Fees(2)	$10,604	$6,200
All Other Fees(3)	$0	$0

Total	$50,354	$50,150

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$15,050	$17,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,985	$1,650
All Other Fees(3)	$0	$0

Total	$22,035	$19,200

Eaton Vance Tax-Managed Small-Cap Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$17,050	$19,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$5,675	$1,650
All Other Fees(3)	$0	$0

Total	$22,725	$21,400

Eaton Vance Tax-Managed Value Fund Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$18,750	$21,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,975	$1,300
All Other Fees(3)	$0	$0

Total	$25,725	$22,850

Parametric Tax-Managed International Equity Fund
Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$15,150	$17,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,836	$1,650
All Other Fees(3)	$0	$0

Total	$21,986	$19,300

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, July 31, September 30, October 31, November 30, or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22
Audit Fees	$106,700	$201,300	$26,250	$91,600	$729,872	$37,050	$111,700	$198,900	$24,050	$104,200	$816,633
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$60,338	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$167,038	$275,273	$36,353	$114,848	$1,001,441	$50,050	$173,438	$277,253	$32,528	$109,200	$860,733

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22
Registrant(1)	$60,338	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100
Eaton Vance(2)	$150,300	$150,300	$150,300	$51,800	$51,800	$51,800	$51,800	$51,800	$51,800	$52,836	$52,836

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: December 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 28, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: December 28, 2022